As filed with the Securities and Exchange Commission on December 19, 2000

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  ------------

                                    Form N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 ( X )

                      Post-Effective Amendment No. 69 ( X )

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 ( X )

                             Amendment No. 71 ( X )

                        (Check appropriate box or boxes)

                                   ----------

                               GOLDMAN SACHS TRUST
               (Exact name of registrant as specified in charter)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                        including Area Code 312-655-4400

                                  ------------

Howard B. Surloff, Esq.                     Copies to:
Goldman Sachs Asset Management              Jeffrey A. Dalke, Esq.
32 Old Slip                                 Drinker Biddle & Reath LLP
New York, New York 10005                    One Logan Square
                                            18th and Cherry Streets
(Name and address of agent for service)     Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

( ) Immediately upon filing pursuant to paragraph (b)

(x) On December 29, 2000 pursuant to paragraph (b)
( ) 60 days after filing pursuant to paragraph (a)(1)
( ) On (date) pursuant to paragraph (a)(1)

( ) 75 days after filing pursuant to paragraph (a)(2)
( ) On (date) pursuant to paragraph (a)(2) of rule 485.

Prospectus

Institutional
Shares

December 29, 2000

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■	Goldman Sachs CORE SM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund (formerly International Small Cap Fund)

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

Helvetia
1897—1997
90
Schweizerischer Städteverband
villes suisses
100
43
20
Beddgelert, Gwynedd, Cymru/Wales
County Down, Northern Ireland
80

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE STOCK SELECTION

The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE PORTFOLIO CONSTRUCTION

Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives
and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-capitalization equity securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’ s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs
International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity securities of companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity securities of European companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:
■	Has a class of its securities whose principal securities markets are in European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more of the European countries; or
■	Maintains 50% or more of its assets in one or more of the European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin and South American, African, Asian and Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity securities of Japanese companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities markets is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

Japan’s economy, the second largest in the world, has grown substantially over the last three decades. Japan’s economic growth in the 1990’s, however, was substantially below the level of earlier decades, and its economy drifted between modest growth and recession. In calendar year 1998, Japan’s gross national product contracted by 2.8% — its worst performance in the post-war period. To address this economic downturn, Japan has attempted to implement changes related to high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to adversely affect Japan’s economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has recently suffered from non-performing loans, lower real estate values and lower valuations of securities holdings.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always equally enforced.

For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again generally declined through the first three quarters of 2000.

The common stocks of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods have made it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. Reported net income in Japan has been generally understated relative to U.S. accounting standards and this has been one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-capitalization foreign equity securities

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies:
■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $3 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of companies with public stock market capitalizations outside the range of the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity securities of emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka

Goldman Sachs
Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:
■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more of the emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity securities of companies in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Asian issuers.
An Asian issuer is any company that either:
■	Has a class of its securities whose principal securities markets is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries are:
■ China ■ Hong Kong ■ India ■ Indonesia	■ Malaysia ■ Pakistan ■ Philippines ■ Singapore	■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Goldman Sachs
Asia Growth Fund continued

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2000 (the end of the Fund’s last fiscal year), more than 25% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have recently experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in that market.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10

Options on Foreign Currencies [1]	•	•	•

Options on Securities and Securities Indices [2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

* Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1 The Funds may purchase and sell call and put options.

2 The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1 /3	33 1 /3	33 1 /3	33 1 /3

25	25	25	25

•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities [2]	—	•	•

Bank Obligations [1] , [2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations [2]	• [4]	•	•

Equity Securities	90+	65+	65+

Emerging Country Securities	25	•	•

Fixed Income Securities [3]	10 [4]	35	35 [5]

Foreign Securities	•	•	•

Foreign Government Securities [2]	•	•	•

Non-Investment Grade Fixed Income Securities [2]	—	• [6]	• [6]

Real Estate Investment Trusts	•	•	•

Structured Securities *	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities [2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1	Issued by U.S. or foreign banks.

2	Limited by the amount the Fund invests in fixed-income securities.

3
Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).

4	Cash equivalents only.

5	The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

6	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund		International Growth Opportunities Fund	Emerging Markets Equity Fund		Asia Growth Fund

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

65	+	65+	65	+	65	+

•		•	•		•

35	[7]	35 [8]	35	[9]	35	[10]

•		•	•		•

•		•	•		•

•	[6]	• [6]	•	[6]	•	[6]

•		•	•		•

•		•	•		•

100		100	35		100

•		•	•		•

7	The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

8
The International Growth Opportunities Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of companies with public stock market capitalizations of less than $100 million or more than $3 billion at the time of investment.

9
The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

10	The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not applicable

	CORE International Equity	International Equity	European Equity	Japanese Equity	International Growth Opportunities	Emerging Markets Equity	Asia Growth

Credit/Default	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Small Cap	—	—	•	—	•	—	—

Foreign	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Geographic	—	—	•	•	—	•	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss result -

PRINCIPAL RISKS OF THE FUNDS

ing from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Geographic Risk—The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

CORE International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -13.15%. Best Quarter Q4 ’98 +19.05% Worst Quarter Q3 ’98 -15.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	29.03%	11.65%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)*	27.29%	15.99%

*	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -10.15%. Best Quarter Q4 ’99 +21.89% Worst Quarter Q3 ’98 -14.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 2/7/96)	31.78%	18.02%
MSCI® EAFE® (unhedged)*	27.29%	13.60%

*	The MSCI® EAFE® Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

European Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -5.40%. Best Quarter Q4 ’99 +24.93% Worst Quarter Q2 ’99 -2.86%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 10/1/98)	27.07%	37.08%
MSCI® Europe Index (unhedged)*	16.21%	29.39%
FT/S&P Actuaries Europe Index (unhedged)**	16.14%	29.20%

*
The MSCI® Europe Index (unhedged), an unmanaged index of common stock prices, replaced the FT/S&P Actuaries Europe Index (unhedged) as the European Equity Fund’s performance benchmark. The MSCI® Europe Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country European equity strategy and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to measure the performance of the European Equity Fund. The Index figures do not reflect any fees or expenses.

**
The unmanaged FT/S&P Actuaries Europe Index (unhedged) is a market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -12.12%. Best Quarter* Q3 ’99 +23.29% Worst Quarter* Q1 ’99 +9.64%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)	77.91%	50.30%
Tokyo Price Index (“TOPIX”) (unhedged)**	75.32%	43.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any fees or expenses.

International Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 2.54%. Best Quarter* Q4 ’99 +12.79% Worst Quarter* Q1 ’99 +4.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 5/1/98)	48.56%	30.08%
MSCI® EAFE® Small Cap Index (unhedged)**	17.67%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**
The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -15.40%. Best Quarter Q4 ’99 +30.18% Worst Quarter Q3 ’98 -22.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 12/15/97)	63.71%	10.84%
MSCI® Emerging Markets Free (EMF) Index*	66.42%	14.52%

*
The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Asia Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -21.29%. Best Quarter Q2 ’99 +31.32% Worst Quarter Q4 ’97 -27.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 2/2/96)	60.55%	(5.50)%
MSCI® All Country Asia Free ex-Japan Index (unhedged)*	61.95%	(4.05)%

*
The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in ten Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

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Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses [2]	0.25%	0.19%	0.52%

Total Fund Operating Expenses *	1.10%	1.19%	1.52%

See page 32 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees	0.85%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses [2]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.01%	1.14%	1.14%

FUND FEES AND EXPENSES

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

None	None	None	None

None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
None	None	None	None
0.45%	0.37%	0.45%	0.65%

1.45%	1.57%	1.65%	1.65%

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

1.00%	1.20%	1.20%	1.00%
None	None	None	None
0.15%	0.20%	0.39%	0.20%

1.15%	1.40%	1.59%	1.20%

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]
“Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’ s Institutional Shares plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

CORE International Equity	0.12%

International Equity	0.10%

European Equity	0.10%

Japanese Equity	0.11%

International Growth Opportunities	0.16%

Emerging Markets Equity	0.35%

Asia Growth	0.16%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$112	$350	$606	$1,340

International Equity	$121	$378	$654	$1,443

European Equity	$155	$480	$829	$1,813

Japanese Equity	$148	$459	$792	$1,735

International Growth Opportunities	$160	$496	$855	$1,867

Emerging Markets Equity	$168	$520	$897	$1,955

Asia Growth	$168	$520	$897	$1,955

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	CORE International Equity
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	International Equity
Procession House	European Equity
55 Ludgate Hill	Japanese Equity
London, England EC4M 7JW	International Growth Opportunities
Emerging Markets Equity
Asia Growth

GSAM and GSAMI are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSAMI, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

SERVICE PROVIDERS
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 20-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team
■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $45.9 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

London-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

David Dick Executive Director	Senior Portfolio Manager— European Equity Fund	Since 1998	Mr. Dick joined the Investment
Adviser as a senior portfolio
manager on the European Equity
team in 1998. From 1990 to
1998, he was with Mercury
Asset Management, where he
was a portfolio manager for
European equity and was head
of Mercury’s European sector
strategy.

Gary Greenberg Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1999	Mr. Greenberg joined the
Investment Adviser as a
portfolio manager in 1999.
From 1998 to 1999, he was a
Managing Director and the lead
international portfolio manager
at Van Eck Global Asset
Management. Prior to that, he
was Chief Investment Officer for
Peregrine Asset Management in
Hong Kong from 1994 to 1998.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James P. Hordern Executive Director	Senior Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Hordern joined the
Investment Adviser as a
portfolio manager in 1997. From
1991 to 1997, he was an
Assistant Director and portfolio
manager at Mercury Asset
Management on the European
Specialist Team.

Ralf Laier Vice President	Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Mr. Laier joined the Investment
Adviser as a portfolio manager
with a focus on Central/Eastern
European (CEE) and the
Commonwealth of Independent
States (CIS) in 1997. Prior to
joining the Investment Adviser,
from 1995 to 1997, he was Vice
President of Soros Global
Research, where he analyzed
investment opportunities in
CEE/CIS.

Susan Noble Managing Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1998 1998	Ms. Noble joined the Investment
Adviser as a senior portfolio
manager and head of the
European Equity Team in
October 1997. From 1986 to
1997, she worked at Fleming
Investment Management in
London, where she most
recently was Portfolio
Management Director for the
European equity investment
strategy and process.

Andrew Orchard Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Orchard joined the
Investment Adviser as a
portfolio manager in 1999. From
1994 to 1999 he was a portfolio
manager at Morgan Grenfell
Asset Management where he
managed global equity
portfolios and chaired Morgan
Grenfell’s Global Sector
Committee.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Robert Stewart Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Stewart joined the
Investment Adviser as a
portfolio manager in 1996. He is
a member of the European
Equity Team. From 1996 to 1998
he was a portfolio manager in
Japan where he managed
Japanese Equity Institutional
Portfolios. Prior to that Mr.
Stewart was a portfolio
manager at CINMan from 1989
to 1996 where he managed
international equities.

Danny Truell Managing Director	Senior Portfolio Manager— European Equity Fund International Equity	Since 1998 2000	Mr. Truell joined the Investment
Adviser as a senior portfolio
manager and head of UK
equities in 1998. From 1992 to
1996, he was Investment
Banking Executive Director for
SBC Warburg and Chief Asian
Equity Strategist.

Gabriella Antici Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Ms. Antici joined the Investment
Adviser as a portfolio manager
in 1997. From 1994 to 1997, she
was a Vice President for HSBC
Asset Management, where she
was a portfolio manager for
emerging markets and head of
the Latin American Department.

Rory Bateman Executive Director	Portfolio Manager— European Equity Fund	Since 2000	Mr. Bateman joined the Investment Adviser as an equity analyst in 1996. Prior to that he was an analyst at CINMan covering European equities.

SERVICE PROVIDERS

New York-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1998	Ms. Brown joined the Investment
Adviser as a portfolio manager in
1998. From 1984 to 1998, she
was the director of Quantitative
Equity Research and served on
the Investment Policy Committee
at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Carhart joined the
Investment Adviser as a member
of the Quantitative Research and
Risk Management team in 1997.
From August 1995 to September
1997, he was Assistant Professor
of Finance at the Marshall
School of Business at USC and a
Senior Fellow of the Wharton
Financial Institutions Center.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Iwanowski joined the
Investment Adviser as an
associate and portfolio
manager in 1997. From 1993 to
1997, he was a Vice President
and head of the Fixed
Derivatives Client Research
group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Singapore-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Alice Lui Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1999 1999 1999	Ms. Lui joined the Investment Adviser as a portfolio manager in 1990.

Ravi Shanker Vice President	Senior Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1997 1998 1999 1999	Mr. Shanker joined the
Investment Adviser as an
operations manager in 1997.
From July 1996 to 1997, he
worked for Goldman Sachs in
Singapore as a strategic
advisor for transactions
involving infrastructure
industries in Asia. From 1988 to
1996, he worked for Goldman
Sachs as an investment banker
in the Investment Banking
Division.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1998 1998 1998 1998	Ms. Thio joined the Investment
Adviser as a portfolio manager
in 1998. From 1997 to 1998,
she was Head of Research for
Indosuez WI Carr in Singapore.
From 1993 to 1997, she was a
research analyst at the same
firm.

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity Fund	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Kouda joined the
Investment Adviser as a
portfolio manager in 1997.
From 1992 to 1997, he was at
the Fixed Income Division of
Goldman Sachs (Japan)
Limited, where he was
extensively involved in
emerging markets trading as
well as International Fixed
Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1994 1998	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

Takeya Suzuki Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Mr. Suzuki joined the
Investment Adviser as a
portfolio manager in 1996.
From 1990 to 1996, he was a
Japanese equity portfolio
manager at Nomura Investment
Management where he actively
managed assets for U.S.
pension funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?

You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?

Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

SHAREHOLDER GUIDE

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■  Section 401(k), profit sharing,
money purchase pension, tax-
sheltered annuity, defined benefit
pension, or other employee benefit
plans that are sponsored by one or
more employers (including
governmental or church employers)
or employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment amounts.
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

SHAREHOLDER GUIDE

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
– (Liabilities of the Class)
NAV =
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to:
Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone
redemption privilege on your Account Application:
■ 1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

SHAREHOLDER GUIDE

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions .
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests for any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?

You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial

APPENDIX A

resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

APPENDIX A

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse -

APPENDIX A

quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders .

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

APPENDIX A

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest-

ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

APPENDIX A

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

APPENDIX A

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of

APPENDIX A

loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual reports (available upon request without charge). The information for all periods prior to the periods ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,
2000 - Class A Shares	$10.87	$ 0.02	[c]	$ 0.74
2000 - Class B Shares	10.81	(0.04	) [c]	0.73
2000 - Class C Shares	10.82	(0.03	) [c]	0.72
2000 - Institutional Shares	11.00	0.09	[c]	0.75
2000 - Service Shares	10.93	0.05	[c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05		0.84
1999 - Class B Shares	9.95	0.01		0.85
1999 - Class C Shares	9.96	0.01		0.85
1999 - Institutional Shares	10.06	0.09		0.85
1999 - Service Shares	10.02	0.01		0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)		0.79
1999 - Class B Shares	9.21	—		0.74
1999 - Class C Shares	9.22	—		0.74
1999 - Institutional Shares	9.24	0.05		0.80
1999 - Service Shares	9.23	—		0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—		(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)		(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02		(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		(0.78)

See page 101 for all footnotes.

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 0.76	$(0.05)	$(0.26)	$(0.31)	$11.32	6.92%	$147,409	1.66%
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

CORE INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.14%		1.75%		0.05%		92.10%
2000 - Class B Shares	(0.36)		2.25		(0.45)		92.10
2000 - Class C Shares	(0.34)		2.25		(0.43)		92.10
2000 - Institutional Shares	0.78		1.10		0.69		92.10
2000 - Service Shares	0.33		1.60		0.24		92.10

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78	[b]	1.76	[b]	0.68	[b]	64.97
1999 - Class B Shares	0.26	[b]	2.26	[b]	0.16	[b]	64.97
1999 - Class C Shares	0.23	[b]	2.26	[b]	0.13	[b]	64.97
1999 - Institutional Shares	1.43	[b]	1.11	[b]	1.33	[b]	64.97
1999 - Service Shares	0.07	[b]	1.61	[b]	(0.03	) [b]	64.97

For the Year Ended January 31,
1999 - Class A Shares	(0.11)		1.94		(0.42)		194.61
1999 - Class B Shares	(0.03)		2.39		(0.34)		194.61
1999 - Class C Shares	(0.04)		2.39		(0.35)		194.61
1999 - Institutional Shares	0.84		1.32		0.53		194.61
1999 - Service Shares	0.02		1.81		(0.29)		194.61

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27	) [b]	4.87	[b]	(3.90	) [b]	25.16
1998 - Class B Shares (commenced August 15, 1997)	(0.72	) [b]	5.12	[b]	(3.84	) [b]	25.16
1998 - Class C Shares (commenced August 15, 1997)	(0.73	) [b]	5.12	[b]	(3.85	) [b]	25.16
1998 - Institutional Shares (commenced August 15, 1997)	0.59	[b]	4.12	[b]	(2.53	) [b]	25.16
1998 - Service Shares (commenced August 15, 1997)	0.26	[b]	4.62	[b]	(2.86	) [b]	25.16

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INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$23.12	$(0.03	) [c]	$3.41	$3.38

2000 - Class B Shares	22.73	(0.16	) [c]	3.38	3.22

2000 - Class C Shares	22.54	(0.14	) [c]	3.35	3.21

2000 - Institutional Shares	23.49	0.14	[c]	3.46	3.60

2000 - Service Shares	23.14	(0.01	) [c]	3.45	3.44

For the Seven Months Ended August 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20

1999 - Class B Shares	21.63	(0.02)		1.12	1.10

1999 - Class C Shares	21.45	(0.03)		1.12	1.09

1999 - Institutional Shares	22.20	0.12	[c]	1.17 [c]	1.29

1999 - Service Shares	21.93	0.06		1.15	1.21

For the Years Ended January 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18

1999 - Class B Shares	19.70	(0.17)		3.21	3.04

1999 - Class C Shares	19.56	(0.15)		3.15	3.00

1999 - Institutional Shares	19.97	0.03		3.31	3.34

1999 - Service Shares	19.84	(0.04)		3.24	3.20

1998 - Class A Shares	19.32	0.03		2.04	2.07

1998 - Class B Shares	19.24	(0.08)		2.02	1.94

1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)

1998 - Institutional Shares	19.40	0.10		2.11	2.21

1998 - Service Shares	19.34	0.02		2.06	2.08

1997 - Class A Shares	17.20	0.10		2.23	2.33

1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54

1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19

1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85

1996 - Class A Shares	14.52	0.13		4.00	4.13

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.10)	$(0.24)	$(2.57)	$(2.91)	$23.59	14.68%	$1,343,869	1.79%

(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29

(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29

(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14

(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]

—	—	—	—	22.73	5.09	68,691	2.29	[b]

—	—	—	—	22.54	5.08	11,241	2.29	[b]

—	—	—	—	23.49	5.81	180,564	1.14	[b]

—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73

—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24

—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24

—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13

—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67

—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20

—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]

(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08

—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69

—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]

(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]

—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

(0.58)	—	(0.87)	(1.45)	17.20	28.68	330,860	1.52

INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.12)%		1.84%		(0.17)%		79.79%

2000 - Class B Shares	(0.65)		2.34		(0.70)		79.79

2000 - Class C Shares	(0.59)		2.34		(0.64)		79.79

2000 - Institutional Shares	0.54		1.19		0.49		79.79

2000 - Service Shares	(0.02)		1.69		(0.07)		79.79

For the Seven Months Ended August 31,

1999 - Class A Shares	0.31	[b]	1.84	[b]	0.26	[b]	61.10

1999 - Class B Shares	(0.19	) [b]	2.34	[b]	(0.24	) [b]	61.10

1999 - Class C Shares	(0.26	) [b]	2.34	[b]	(0.31	) [b]	61.10

1999 - Institutional Shares	0.89	[b]	1.19	[b]	0.84	[b]	61.10

1999 - Service Shares	0.47	[b]	1.69	[b]	0.42	[b]	61.10

For the Years Ended January 31,

1999 - Class A Shares	(0.28)		1.82		(0.37)		113.79

1999 - Class B Shares	(0.79)		2.32		(0.87)		113.79

1999 - Class C Shares	(0.98)		2.32		(1.06)		113.79

1999 - Institutional Shares	0.23		1.21		0.15		113.79

1999 - Service Shares	(0.18)		1.71		(0.26)		113.79

1998 - Class A Shares	(0.27)		1.80		(0.40)		40.82

1998 - Class B Shares	(0.90)		2.30		(1.00)		40.82

1998 - Class C Shares (commenced August 15, 1997)	(1.43	) [b]	2.37	[b]	(1.53	) [b]	40.82

1998 - Institutional Shares	0.30		1.18		0.20		40.82

1998 - Service Shares	(0.36)		1.65		(0.46)		40.82

1997 - Class A Shares	(0.07)		1.88		(0.26)		38.01

1997 - Class B Shares (commenced May 1, 1996)	(0.97	) [b]	2.38	[b]	(1.12	) [b]	38.01

1997 - Institutional Shares (commenced February 7, 1996)	0.43	[b]	1.25	[b]	0.28	[b]	38.01

1997 - Service Shares (commenced March 6, 1996)	(0.40	) [b]	1.75	[b]	(0.55	) [b]	38.01

1996 - Class A Shares	0.26		1.77		0.01		68.48

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EUROPEAN EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,

2000 - Class A Shares	$11.75	$ —	[c]	$ 2.78

2000 - Class B Shares	11.71	(0.04	) [c]	2.73

2000 - Class C Shares	11.72	(0.04	) [c]	2.75

2000 - Institutional Shares	11.82	0.10	[c]	2.79

2000 - Service Shares	11.76	0.01	[c]	2.80

For the Seven Months Ended August 31,

1999 - Class A Shares	12.20	0.05		(0.50)

1999 - Class B Shares	12.19	0.03		(0.51)

1999 - Class C Shares	12.20	0.04		(0.52)

1999 - Institutional Shares	12.23	0.18		(0.59)

1999 - Service Shares	12.20	0.08		(0.52)

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21

1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21

1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24

1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 2.78	$(0.71)	$(0.71)	$13.82	24.04%	$139,966	1.79%

2.69	(0.71)	(0.71)	13.69	23.32	4,538	2.29

2.71	(0.71)	(0.71)	13.72	23.48	1,482	2.29

2.89	(0.71)	(0.71)	14.00	24.85	14,630	1.14

2.81	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	11.75	(3.69)	74,862	1.79	[b]

(0.48)	—	—	11.71	(3.94)	879	2.29	[b]

(0.48)	—	—	11.72	(3.93)	388	2.29	[b]

(0.41)	—	—	11.82	(3.35)	5,965	1.14	[b]

(0.44)	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	12.20	22.00	61,151	1.79	[b]

2.19	—	—	12.19	21.90	432	2.29	[b]

2.20	—	—	12.20	22.00	587	2.29	[b]

2.23	—	—	12.23	22.30	12,740	1.14	[b]

2.20	—	—	12.20	22.00	2	1.64	[b]

EUROPEAN EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.02%		2.17%		(0.36)%		98.10%

2000 - Class B Shares	(0.27)		2.67		(0.65)		98.10

2000 - Class C Shares	(0.26)		2.67		(0.64)		98.10

2000 - Institutional Shares	0.70		1.52		0.32		98.10

2000 - Service Shares	0.09		2.02		(0.29)		98.10

For the Seven Months Ended August 31,

1999 - Class A Shares	0.80	[b]	2.29	[b]	0.30	[b]	54.98

1999 - Class B Shares	0.43	[b]	2.79	[b]	(0.07	) [b]	54.98

1999 - Class C Shares	0.42	[b]	2.79	[b]	(0.08	) [b]	54.98

1999 - Institutional Shares	1.53	[b]	1.64	[b]	1.03	[b]	54.98

1999 - Service Shares	1.10	[b]	2.14	[b]	0.60	[b]	54.98

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	(1.19	) [b]	2.80	[b]	(2.20	) [b]	70.77

1999 - Class B Shares (commenced October 1, 1998)	(1.78	) [b]	3.30	[b]	(2.79	) [b]	70.77

1999 - Class C Shares (commenced October 1, 1998)	(1.83	) [b]	3.30	[b]	(2.84	) [b]	70.77

1999 - Institutional Shares (commenced October 1, 1998)	(0.33	) [b]	2.15	[b]	(1.34	) [b]	70.77

1999 - Service Shares (commenced October 1, 1998)	(0.69	) [b]	2.65	[b]	(1.70	) [b]	70.77

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JAPANESE EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gains	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$16.24	$(0.20	) [c]	$1.67	$1.47

2000 - Class B Shares	16.14	(0.28	) [c]	1.68	1.40

2000 - Class C Shares	16.16	(0.28	) [c]	1.64	1.36

2000 - Institutional Shares	16.36	(0.09	) [c]	1.67	1.58

2000 - Service Shares	16.22	(0.16	) [c]	1.65	1.49

For the Seven Months Ended August 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18

1999 - Class B Shares	11.03	(0.09)		5.20	5.11

1999 - Class C Shares	11.04	(0.08)		5.20	5.12

1999 - Institutional Shares	11.10	(0.03)		5.29	5.26

1999 - Service Shares	11.04	(0.06)		5.24	5.18

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04

1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[b]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.21)	$(1.73)	$(1.94)	$15.77	8.47%	$69,741	1.74%

—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24

—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24

—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09

—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70	[b]

—	—	—	—	16.14	46.33	4,219	2.20	[b]

—	—	—	—	16.16	46.41	3,584	2.20	[b]

—	—	—	—	16.36	47.40	22,709	1.05	[b]

—	—	—	—	16.22	46.92	3	1.55	[b]

—	—	—	—	11.06	10.60	8,391	1.64	[b]

—	—	—	—	11.03	10.30	1,427	2.15	[b]

—	—	—	—	11.04	10.40	284	2.15	[b]

(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03	[b]

—	—	—	—	11.04	10.43	2	1.53	[b]

JAPANESE EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(1.20)%		2.10%		(1.56)%		60.76%

2000 - Class B Shares	(1.67)		2.60		(2.03)		60.76

2000 - Class C Shares	(1.66)		2.60		(2.02)		60.76

2000 - Institutional Shares	(0.53)		1.45		(0.89)		60.76

2000 - Service Shares	(0.94)		1.95		(1.30)		60.76

For the Seven Months Ended August 31,

1999 - Class A Shares	(1.17	) [b]	2.62	[b]	(2.09	) [b]	44.83

1999 - Class B Shares	(1.57	) [b]	3.12	[b]	(2.49	) [b]	44.83

1999 - Class C Shares	(1.81	) [b]	3.12	[b]	(2.73	) [b]	44.83

1999 - Institutional Shares	(0.37	) [b]	1.97	[b]	(1.29	) [b]	44.83

1999 - Service Shares	(0.74	) [b]	2.47	[b]	(1.66	) [b]	44.83

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.20	) [b]	4.18	[b]	(3.74	) [b]	53.29

1999 - Class B Shares (commenced May 1, 1998)	(1.76	) [b]	4.69	[b]	(4.30	) [b]	53.29

1999 - Class C Shares (commenced May 1, 1998)	(1.69	) [b]	4.69	[b]	(4.23	) [b]	53.29

1999 - Institutional Shares (commenced May 1, 1998)	(0.36	) [b]	3.57	[b]	(2.90	) [b]	53.29

1999 - Service Shares (commenced May 1, 1998)	(0.68	) [b]	4.07	[b]	(3.22	) [b]	53.29

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INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund)

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares ;	$13.24	$(0.12	) [c]	$3.52	$3.40

2000 - Class B Shares	13.19	(0.18	) [c]	3.49	3.31

2000 - Class C Shares	13.19	(0.19	) [c]	3.49	3.30

2000 - Institutional Shares	13.35	(0.03	) [c]	3.57	3.54

2000 - Service Shares	13.24	(0.10	) [c]	3.54	3.44

For the Seven-month Period Ended August 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62

1999 - Class B Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Class C Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Institutional Shares	10.66	—		2.69	2.69

1999 - Service Shares	10.61	(0.02)		2.65	2.63

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61

1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61

APPENDIX B

Distributions to shareholders

In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.52)	$(0.52)	$16.12	26.26%	$327,697	2.05%

—	(0.52)	(0.52)	15.98	25.66	2,827	2.55

—	(0.52)	(0.52)	15.97	25.58	3,672	2.55

—	(0.52)	(0.52)	16.37	27.12	187,075	1.40

—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05	[b]

—	—	—	13.19	24.32	303	2.55	[b]

—	—	—	13.19	24.32	419	2.55	[b]

—	—	—	13.35	25.24	65,772	1.40	[b]

—	—	—	13.24	24.79	2	1.90	[b]

—	—	—	10.62	6.20	33,002	2.02	[b]

—	—	—	10.61	6.10	213	2.51	[b]

—	—	—	10.61	6.10	175	2.51	[b]

(0.01)	—	(0.01)	10.66	6.67	36,992	1.40	[b]

—	—	—	10.61	6.10	2	1.90	[b]

INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund) (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares ;	(0.79)%		2.22%		(0.96)%		73.43%

2000 - Class B Shares	(1.16)		2.72		(1.33)		73.43

2000 - Class C Shares	(1.23)		2.72		(1.40)		73.43

2000 - Institutional Shares	(0.19)		1.57		(0.36)		73.43

2000 - Service Shares	(0.63)		2.07		(0.80)		73.43

For the Seven-month Period Ended August 31,

1999 - Class A Shares	(0.68	) [b]	2.42	[b]	(1.05	) [b]	58.81

1999 - Class B Shares	(1.16	) [b]	2.92	[b]	(1.53	) [b]	58.81

1999 - Class C Shares	(1.21	) [b]	2.92	[b]	(1.58	) [b]	58.81

1999 - Institutional Shares	(0.05	) [b]	1.77	[b]	(0.42	) [b]	58.81

1999 - Service Shares	(0.35	) [b]	2.27	[b]	(0.72	) [b]	58.81

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.03	) [b]	3.60	[b]	(2.61	) [b]	96.11

1999 - Class B Shares (commenced May 1, 1998)	(1.30	) [b]	4.09	[b]	(2.88	) [b]	96.11

1999 - Class C Shares (commenced May 1, 1998)	(1.45	) [b]	4.09	[b]	(3.03	) [b]	96.11

1999 - Institutional Shares (commenced May 1, 1998)	(0.19	) [b]	2.98	[b]	(1.77	) [b]	96.11

1999 - Service Shares (commenced May 1, 1998)	(0.26	) [b]	3.48	[b]	(1.84	) [b]	96.11

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EMERGING MARKETS EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$ 9.26	$(0.05	) [c]	$ 1.62	$ 1.57

2000 - Class B Shares	9.21	(0.11	) [c]	1.62	1.51

2000 - Class C Shares	9.24	(0.10	) [c]	1.61	1.51

2000 - Institutional Shares	9.37	0.01	[c]	1.64	1.65

2000 - Service Shares	9.05	0.01	[c]	1.57	1.58

For the Seven Months Ended August 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22

1999 - Class B Shares	7.03	(0.03)		2.21	2.18

1999 - Class C Shares	7.05	(0.03)		2.22	2.19

1999 - Institutional Shares	7.09	0.02		2.26	2.28

1999 - Service Shares	6.87	0.01		2.17	2.18

For the Year Ended January 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)

1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)

1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)

1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)

1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)

1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)

1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$10.83	16.95%	$64,279	2.11%

—	—	—	10.72	16.40	2,187	2.61

—	—	—	10.75	16.34	1,304	2.61

—	—	—	11.02	17.61	145,774	1.46

—	—	—	10.63	17.46	2	1.96

—	—	—	9.26	31.53	65,698	2.04	[b]

—	—	—	9.21	31.01	972	2.54	[b]

—	—	—	9.24	31.06	1,095	2.54	[b]

—	—	—	9.37	32.16	108,574	1.39	[b]

—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	(0.29)	7.04	(24.32)	52,704	2.09

(0.07)	(0.21)	(0.28)	7.03	(24.51)	459	2.59

(0.07)	(0.20)	(0.27)	7.05	(24.43)	273	2.59

(0.08)	(0.23)	(0.31)	7.09	(23.66)	90,189	1.35

(0.07)	(0.21)	(0.28)	6.87	(26.17)	1	1.85

—	—	—	9.69	(3.10)	17,681	1.90	[b]

—	—	—	9.69	(3.10)	64	2.41	[b]

—	—	—	9.70	(3.00)	73	2.48	[b]

—	—	—	9.70	(3.00)	19,120	1.30	[b]

—	—	—	9.69	(3.10)	2	2.72	[b]

EMERGING MARKETS EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.49)%		2.30%		(0.68)%		125.35%

2000 - Class B Shares	(1.00)		2.80		(1.19)		125.35

2000 - Class C Shares	(0.96)		2.80		(1.15)		125.35

2000 - Institutional Shares	0.13		1.65		(0.06)		125.35

2000 - Service Shares	0.14		2.15		(0.05)		125.35

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.15	) [b]	2.41	[b]	(0.52	) [b]	63.24

1999 - Class B Shares	(0.71	) [b]	2.91	[b]	(281.08	) [b]	63.24

1999 - Class C Shares	(0.85	) [b]	2.91	[b]	(1.22	) [b]	63.24

1999 - Institutional Shares	0.50	[b]	1.76	[b]	0.13	[b]	63.24

1999 - Service Shares	0.12	[b]	2.26	[b]	(0.25	) [b]	63.24

For the Year Ended January 31,

1999 - Class A Shares	0.80		2.53		0.36		153.67

1999 - Class B Shares	0.19		3.03		(0.25)		153.67

1999 - Class C Shares	0.28		3.03		(0.16)		153.67

1999 - Institutional Shares	1.59		1.79		1.15		153.67

1999 - Service Shares	(1.84)		2.29		(2.28)		153.67

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	0.55	[b]	5.88	[b]	(3.43	) [b]	3.35

1998 - Class B Shares (commenced December 15, 1997)	0.05	[b]	6.39	[b]	(3.93	) [b]	3.35

1998 - Class C Shares (commenced December 15, 1997)	(0.27	) [b]	6.46	[b]	(4.25	) [b]	3.35

1998 - Institutional Shares (commenced December 15, 1997)	0.80	[b]	5.28	[b]	(3.18	) [b]	3.35

1998 - Service Shares (commenced December 15, 1997)	(0.05	) [b]	6.70	[b]	(4.03	) [b]	3.35

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ASIA GROWTH FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$11.07	$(0.05	) [c]	$0.14	$ 0.09

2000 - Class B Shares	10.88	(0.11	) [c]	0.14	0.03

2000 - Class C Shares	10.85	(0.11	) [c]	0.14	0.03

2000 - Institutional Shares	11.24	0.01	[c]	0.16	0.17

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28

1999 - Class B Shares	7.68	(0.04)		3.24	3.20

1999 - Class C Shares	7.68	(0.04)		3.21	3.17

1999 - Institutional Shares	7.91	0.01		3.36	3.37

For the Years Ended January 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)

1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)

1999 - Class C Shares	8.29	—		(0.61)	(0.61)

1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)

1998 - Class A Shares	16.31	—		(7.90)	(7.90)

1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)

1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)

1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06		(0.11)	(0.05)

1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)		(0.48)	(0.53)

1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04		(0.11)	(0.07)

1996 - Class A Shares	13.31	0.17		3.44	3.61

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$ —	$11.16	0.72%	$ 86,458	1.85%

—	—	—	—	10.91	0.18	6,849	2.35

—	—	—	—	10.88	0.18	2,265	2.35

—	—	—	—	11.41	1.42	5,236	1.20

			—

—	—	—	—	11.07	42.11	84,269	1.85	[b]

—	—	—	—	10.88	41.67	7,258	2.35	[b]

—	—	—	—	10.85	41.28	2,281	2.35	[b]

—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

			—

—	—	—	—	7.79	(7.04)	59,940	1.93

—	—	—	—	7.68	(7.58)	4,190	2.45

—	—	—	—	7.68	(7.36)	999	2.45

—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75

—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30

—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]

(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67

(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]

(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

(0.12)	(0.14)	(0.17)	(0.43)	16.49	26.49	205,539	1.77

ASIA GROWTH FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.39)%		2.30%		(0.84)%		207.22%

2000 - Class B Shares	(0.91)		2.80		(1.36)		207.22

2000 - Class C Shares	(0.91)		2.80		(1.36)		207.22

2000 - Institutional Shares	0.12		1.65		(0.33)		207.22

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.38	) [b]	2.27	[b]	(0.80	) [b]	96.58

1999 - Class B Shares	(0.90	) [b]	2.77	[b]	(1.32	) [b]	96.58

1999 - Class C Shares	(0.89	) [b]	2.77	[b]	(1.31	) [b]	96.58

1999 - Institutional Shares	(0.14	) [b]	1.62	[b]	(0.28	) [b]	96.58

For the Years Ended January 31,

1999 - Class A Shares	0.63		2.48		0.08		106.00

1999 - Class B Shares	0.10		2.97		(0.42)		106.00

1999 - Class C Shares	0.10		2.97		(0.42)		106.00

1999 - Institutional Shares	1.10		1.68		0.58		106.00

1998 - Class A Shares	0.31		1.99		0.07		105.16

1998 - Class B Shares	(0.29)		2.50		(0.49)		105.16

1998 - Class C Shares (commenced August 15, 1997)	(0.26	) [b]	2.55	[b]	(0.46	) [b]	105.16

1998 - Institutional Shares	0.87		1.31		0.67		105.16

1997 - Class A Shares	0.20		1.87		—		48.40

1997 - Class B Shares (commenced May 1, 1996)	(0.56	) [b]	2.37	[b]	(0.72	) [b]	48.40

1997 - Institutional Shares (commenced February 2, 1996)	0.54	[b]	1.26	[b]	0.38	[b]	48.40

1996 - Class A Shares	1.05		2.02		0.80		88.80

APPENDIX B

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies

	3	Goldman Sachs CORE International Equity Fund

	4	Goldman Sachs International Equity Fund

	5	Goldman Sachs European Equity Fund

	6	Goldman Sachs Japanese Equity Fund

	8	Goldman Sachs International Growth Opportunities Fund

	9	Goldman Sachs Emerging Markets Equity Fund

	11	Goldman Sachs Asia Growth Fund

14	Other Investment Practices and Securities

18	Principal Risks of the Funds

21	Fund Performance

30	Fund Fees and Expenses

34	Service Providers

43	Dividends

44	Shareholder Guide

	44	How To Buy Shares

	48	How To Sell Shares

53	Taxation

55	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

74	Appendix B Financial Highlights

International Equity Funds
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
CORE SM is a service mark of Goldman, Sachs & Co.

EQINTLPROINS

Prospectus

Class A, B
and C Shares

December 29, 2000

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

■	Goldman Sachs CORE SM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund (formerly International Small Cap Fund)

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE STOCK SELECTION

The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE PORTFOLIO CONSTRUCTION

Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives
and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-capitalization equity securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’ s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs
International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity securities of companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity securities of European companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:
■	Has a class of its securities whose principal securities markets are in European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more of the European countries; or
■	Maintains 50% or more of its assets in one or more of the European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin and South American, African, Asian and Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity securities of Japanese companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities markets is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

Japan’s economy, the second largest in the world, has grown substantially over the last three decades. Japan’s economic growth in the 1990’s, however, was substantially below the level of earlier decades, and its economy drifted between modest growth and recession. In calendar year 1998, Japan’s gross national product contracted by 2.8% — its worst performance in the post-war period. To address this economic downturn, Japan has attempted to implement changes related to high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objective.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to adversely affect Japan’s economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has recently suffered from non-performing loans, lower real estate values and lower valuations of securities holdings.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always equally enforced.

For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again generally declined through the first three quarters of 2000.

The common stocks of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods have made it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. Reported net income in Japan has been generally understated relative to U.S. accounting standards and this has been one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)

Investment Focus:	Small-capitalization foreign equity securities

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies:
■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $3 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of companies with public stock market capitalizations outside the range of the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity securities of emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka

Goldman Sachs
Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:
■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more of the emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity securities of companies in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Asian issuers.
An Asian issuer is any company that either:
■	Has a class of its securities whose principal securities markets is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries are:
■ China ■ Hong Kong ■ India ■ Indonesia	■ Malaysia ■ Pakistan ■ Philippines ■ Singapore	■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs
Asia Growth Fund continued

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2000 (the end of the Fund’s last fiscal year), more than 25% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have recently experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in that market.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10

Options on Foreign Currencies [1]	•	•	•

Options on Securities and Securities Indices [2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

* Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1 The Funds may purchase and sell call and put options.

2 The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1 /3	33 1 /3	33 1 /3	33 1 /3

25	25	25	25

•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities [2]	—	•	•

Bank Obligations [1] , [2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations [2]	• [4]	•	•

Equity Securities	90+	65+	65+

Emerging Country Securities	25	•	•

Fixed Income Securities [3]	10 [4]	35	35 [5]

Foreign Securities	•	•	•

Foreign Government Securities [2]	•	•	•

Non-Investment Grade Fixed Income Securities [2]	—	• [6]	• [6]

Real Estate Investment Trusts	•	•	•

Structured Securities *	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities [2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1	Issued by U.S. or foreign banks.

2	Limited by the amount the Fund invests in fixed-income securities.

3
Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).

4	Cash equivalents only.

5	The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

6	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund		International Growth Opportunities Fund	Emerging Markets Equity Fund		Asia Growth Fund

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

65	+	65+	65	+	65	+

•		•	•		•

35	[7]	35 [8]	35	[9]	35	[10]

•		•	•		•

•		•	•		•

•	[6]	• [6]	•	[6]	•	[6]

•		•	•		•

•		•	•		•

100		100	35		100

•		•	•		•

7	The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

8
The International Growth Opportunities Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of companies with public stock market capitalizations of less than $100 million or more than $3 billion at the time of investment.

9
The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

10	The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not applicable

	CORE International Equity	International Equity	European Equity	Japanese Equity	International Growth Opportunities	Emerging Markets Equity	Asia Growth

Credit/Default	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Small Cap	—	—	•	—	•	—	—

Foreign	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Geographic	—	—	•	•	—	•	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss result ing from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Geographic Risk—The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

CORE International Equity Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -13.52%. Best Quarter Q4 ’98 +18.84% Worst Quarter Q3 ’98 -16.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	21.09%	8.32%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)*	27.29%	15.99%

Class B (Inception 8/15/97)
Including CDSC	22.42%	9.30%
MSCI® EAFE® Index (unhedged)*	27.29%	15.99%

Class C (Inception 8/15/97)
Including CDSC	26.48%	10.47%
MSCI® EAFE® Index (unhedged)*	27.29%	15.99%

*	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -10.59%. Best Quarter Q4 ’99 +21.70% Worst Quarter Q3 ’98 -14.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 12/1/92)
Including Sales Charges	23.78%	16.58%	13.46%
MSCI® EAFE® Index (unhedged)*	27.29%	13.14%	14.91%

Class B (Inception 5/1/96)
Including CDSC	24.65%	N/A	14.57%
MSCI® EAFE® Index (unhedged)*	27.29%	N/A	13.04%

Class C (Inception 8/15/97)
Including CDSC	29.16%	N/A	15.03%
MSCI® EAFE® Index (unhedged)*	27.29%	N/A	15.99%

*	The MSCI® EAFE® Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

European Equity Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -5.87%. Best Quarter Q4 ’99 +24.66% Worst Quarter Q2 ’99 -3.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 10/1/98)
Including Sales Charges	19.30%	30.20%
MSCI® Europe Index (unhedged)*	16.21%	29.39%
FT/S&P Actuaries Europe Index (unhedged)**	16.14%	29.20%

Class B (Inception 10/1/98)
Including CDSC	20.30%	32.47%
MSCI® Europe Index (unhedged)*	16.21%	29.39%
FT/S&P Actuaries Europe Index (unhedged)**	16.14%	29.20%

Class C (Inception 10/1/98)
Including CDSC	24.69%	35.75%
MSCI® Europe Index (unhedged)*	16.21%	29.39%
FT/S&P Actuaries Europe Index (unhedged)**	16.14%	29.20%

*
The MSCI® Europe Index (unhedged), an unmanaged index of common stock prices, replaced the FT/S&P Actuaries Europe Index (unhedged) as the European Equity Fund’s performance benchmark. The MSCI® Europe Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country European equity strategy and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to measure the performance of the European Equity Fund. The Index figures do not reflect any fees or expenses.

**
The unmanaged FT/S&P Actuaries Europe Index (unhedged) is a market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -12.61%. Best Quarter* Q3 ’99 +23.08% Worst Quarter* Q1 ’99 +9.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 5/1/98)
Including Sales Charges	67.28%	44.49%
Tokyo Price Index (“TOPIX”) (unhedged)**	75.32%	43.28%

Class B (Inception 5/1/98)
Including CDSC	70.28%	46.68%
Tokyo Price Index (“TOPIX”) (unhedged)**	75.32%	43.28%

Class C (Inception 5/1/98)
Including CDSC	74.82%	48.85%
Tokyo Price Index (“TOPIX”) (unhedged)**	75.32%	43.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any fees or expenses.

International Growth Opportunities Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 2.03%. Best Quarter* Q4 ’99 +12.52% Worst Quarter* Q1 ’99 +4.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 5/1/98)
Including Sales Charges	39.40%	24.93%
MSCI® EAFE® Small Cap Index (unhedged)**	17.67%	3.00%

Class B (Inception 5/1/98)
Including CDSC	41.62%	26.71%
MSCI® EAFE® Small Cap Index (unhedged)**	17.67%	3.00%

Class C (Inception 5/1/98)
Including CDSC	45.67%	28.76%
MSCI® EAFE® Small Cap Index (unhedged)**	17.67%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**
The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -15.78%. Best Quarter Q4 ’99 +29.84% Worst Quarter Q3 ’98 -22.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 12/15/97)
Including Sales Charges	53.62%	6.98%
MSCI® Emerging Markets Free (EMF) Index*	66.42%	14.52%

Class B (Inception 12/15/97)
Including CDSC	56.59%	8.10%
MSCI® EMF Index*	66.42%	14.52%

Class C (Inception 12/15/97)
Including CDSC	60.84%	9.69%
MSCI® EMF Index*	66.42%	14.52%

*
The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 30 emerging markets countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Asia Growth Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -21.73%. Best Quarter Q2 ’99 +30.97% Worst Quarter Q4 ‘97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Including Sales Charges	50.70%	(2.84)%	(2.12)%
MSCI® All Country Asia Free ex-Japan (unhedged)*	61.95%	(1.28)%	(0.94)%

Class B (Inception 5/1/96)
Including CDSC	53.70%	N/A	(8.78)%
MSCI® All Country Asia Free ex-Japan (unhedged)*	61.95%	N/A	(5.50)%

Class C (Inception 8/15/97)
Including CDSC	57.52%	N/A	(8.65)%
MSCI® All Country Asia Free ex-Japan (unhedged)*	61.95%	N/A	(5.65)%

*
The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in ten Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

[This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	CORE International Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.40%		0.40%		0.40%

Total Fund Operating Expenses*	1.75%		2.25%		2.25%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE International Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.31%	0.31%	0.31%

Total Fund Operating Expenses (after current expense limitations)	1.66%	2.16%	2.16%

FUND FEES AND EXPENSES

	International Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.34%		0.34%		0.34%

Total Fund Operating Expenses*	1.84%		2.34%		2.34%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

Fund Fees and Expenses continued

	European Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.67%		0.67%		0.67%

Total Fund Operating Expenses*	2.17%		2.67%		2.67%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	European Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.79%	2.29%	2.29%

FUND FEES AND EXPENSES

	Japanese Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.60%		0.60%		0.60%

Total Fund Operating Expenses*	2.10%		2.60%		2.60%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Japanese Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.30%	0.30%	0.30%

Total Fund Operating Expenses (after current expense limitations)	1.80%	2.30%	2.30%

Fund Fees and Expenses continued

	International Growth Opportunities Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.52%		0.52%		0.52%

Total Fund Operating Expenses*	2.22%		2.72%		2.72%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Growth Opportunities Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	2.05%	2.55%	2.55%

FUND FEES AND EXPENSES

	Emerging Markets Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.60%		0.60%		0.60%

Total Fund Operating Expenses*	2.30%		2.80%		2.80%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Emerging Markets Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.54%	0.54%	0.54%

Total Fund Operating Expenses (after current expense limitations)	2.24%	2.74%	2.74%

Fund Fees and Expenses continued

	Asia Growth Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses [7]	0.80%		0.80%		0.80%

Total Fund Operating Expenses*	2.30%		2.80%		2.80%

See page 37 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Asia Growth Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses [7]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.85%	2.35%	2.35%

FUND FEES AND EXPENSES

[1]
The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.

[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses.
[7]
“Other Expenses” include transfer agency fees equal to 0.19% of the average daily net assets of each Fund’ s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

CORE International Equity	0.12%

International Equity	0.10%

European Equity	0.10%

Japanese Equity	0.11%

International Growth Opportunities	0.16%

Emerging Markets Equity	0.35%

Asia Growth	0.16%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity
Class A Shares	$718	$1,071	$1,447	$2,499
Class B Shares
– Assuming complete redemption at end of period	$728	$1,003	$1,405	$2,459
– Assuming no redemption	$228	$ 703	$1,205	$2,459
Class C Shares
– Assuming complete redemption at end of period	$328	$ 703	$1,205	$2,585
– Assuming no redemption	$228	$ 703	$1,205	$2,585

International Equity
Class A Shares	$727	$1,097	$1,491	$2,590
Class B Shares
– Assuming complete redemption at end of period	$737	$1,030	$1,450	$2,552
– Assuming no redemption	$237	$ 730	$1,250	$2,552
Class C Shares
– Assuming complete redemption at end of period	$337	$ 730	$1,250	$2,676
– Assuming no redemption	$237	$ 730	$1,250	$2,676

European Equity
Class A Shares	$758	$1,192	$1,650	$2,916
Class B Shares
– Assuming complete redemption at end of period	$770	$1,129	$1,615	$2,882
– Assuming no redemption	$270	$ 829	$1,415	$2,882
Class C Shares
– Assuming complete redemption at end of period	$370	$ 829	$1,415	$3,003
– Assuming no redemption	$270	$ 829	$1,415	$3,003

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Japanese Equity
Class A Shares	$751	$1,172	$1,617	$2,847
Class B Shares
– Assuming complete redemption at end of period	$763	$1,108	$1,580	$2,813
– Assuming no redemption	$263	$ 808	$1,380	$2,813
Class C Shares
– Assuming complete redemption at end of period	$363	$ 808	$1,380	$2,934
– Assuming no redemption	$263	$ 808	$1,380	$2,934

International Growth Opportunities
Class A Shares	$763	$1,206	$1,674	$2,964
Class B Shares
– Assuming complete redemption at end of period	$775	$1,144	$1,640	$2,931
– Assuming no redemption	$275	$ 844	$1,440	$2,931
Class C Shares
– Assuming complete redemption at end of period	$375	$ 844	$1,440	$3,051
– Assuming no redemption	$275	$ 844	$1,440	$3,051

Emerging Markets Equity
Class A Shares	$770	$1,229	$1,713	$3,041
Class B Shares
– Assuming complete redemption at end of period	$783	$1,168	$1,679	$3,009
– Assuming no redemption	$283	$ 868	$1,479	$3,009
Class C Shares
– Assuming complete redemption at end of period	$383	$ 868	$1,479	$3,128
– Assuming no redemption	$283	$ 868	$1,479	$3,128

Asia Growth
Class A Shares	$770	$1,229	$1,713	$3,041
Class B Shares
– Assuming complete redemption at end of period	$783	$1,168	$1,679	$3,009
– Assuming no redemption	$283	$ 868	$1,479	$3,009
Class C Shares
– Assuming complete redemption at end of period	$383	$ 868	$1,479	$3,128
– Assuming no redemption	$283	$ 868	$1,479	$3,128

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	CORE International Equity
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	International Equity
Procession House	European Equity
55 Ludgate Hill	Japanese Equity
London, England EC4M 7JW	International Growth Opportunities
Emerging Markets Equity
Asia Growth

GSAM and GSAMI are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSAMI, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

SERVICE PROVIDERS

■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 20-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team
■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $45.9 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

London-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

David Dick Executive Director	Senior Portfolio Manager— European Equity Fund	Since 1998	Mr. Dick joined the Investment
Adviser as a senior portfolio
manager on the European Equity
team in 1998. From 1990 to
1998, he was with Mercury
Asset Management, where he
was a portfolio manager for
European equity and was head
of Mercury’s European sector
strategy.

Gary Greenberg Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1999	Mr. Greenberg joined the
Investment Adviser as a
portfolio manager in 1999.
From 1998 to 1999, he was a
Managing Director and the lead
international portfolio manager
at Van Eck Global Asset
Management. Prior to that, he
was Chief Investment Officer for
Peregrine Asset Management in
Hong Kong from 1994 to 1998.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James P. Hordern Executive Director	Senior Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Hordern joined the
Investment Adviser as a
portfolio manager in 1997. From
1991 to 1997, he was an
Assistant Director and portfolio
manager at Mercury Asset
Management on the European
Specialist Team.

Ralf Laier Vice President	Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Mr. Laier joined the Investment
Adviser as a portfolio manager
with a focus on Central/Eastern
European (CEE) and the
Commonwealth of Independent
States (CIS) in 1997. Prior to
joining the Investment Adviser,
from 1995 to 1997, he was Vice
President of Soros Global
Research, where he analyzed
investment opportunities in
CEE/CIS.

Susan Noble Managing Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1998 1998	Ms. Noble joined the Investment
Adviser as a senior portfolio
manager and head of the
European Equity Team in
October 1997. From 1986 to
1997, she worked at Fleming
Investment Management in
London, where she most
recently was Portfolio
Management Director for the
European equity investment
strategy and process.

Andrew Orchard Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Orchard joined the
Investment Adviser as a
portfolio manager in 1999. From
1994 to 1999 he was a portfolio
manager at Morgan Grenfell
Asset Management where he
managed global equity
portfolios and chaired Morgan
Grenfell’s Global Sector
Committee.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Robert Stewart Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Stewart joined the
Investment Adviser as a
portfolio manager in 1996. He is
a member of the European
Equity Team. From 1996 to 1998
he was a portfolio manager in
Japan where he managed
Japanese Equity Institutional
Portfolios. Prior to that Mr.
Stewart was a portfolio
manager at CINMan from 1989
to 1996 where he managed
international equities.

Danny Truell Managing Director	Senior Portfolio Manager— European Equity Fund International Equity	Since 1998 2000	Mr. Truell joined the Investment
Adviser as a senior portfolio
manager and head of UK
equities in 1998. From 1992 to
1996, he was Investment
Banking Executive Director for
SBC Warburg and Chief Asian
Equity Strategist.

Gabriella Antici Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Ms. Antici joined the Investment
Adviser as a portfolio manager
in 1997. From 1994 to 1997, she
was a Vice President for HSBC
Asset Management, where she
was a portfolio manager for
emerging markets and head of
the Latin American Department.

Rory Bateman Executive Director	Portfolio Manager— European Equity Fund	Since 2000	Mr. Bateman joined the Investment Adviser as an equity analyst in 1996. Prior to that he was an analyst at CINMan covering European equities.

SERVICE PROVIDERS

New York-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1998	Ms. Brown joined the Investment
Adviser as a portfolio manager in
1998. From 1984 to 1998, she
was the director of Quantitative
Equity Research and served on
the Investment Policy Committee
at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Carhart joined the
Investment Adviser as a member
of the Quantitative Research and
Risk Management team in 1997.
From August 1995 to September
1997, he was Assistant Professor
of Finance at the Marshall
School of Business at USC and a
Senior Fellow of the Wharton
Financial Institutions Center.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Iwanowski joined the
Investment Adviser as an
associate and portfolio
manager in 1997. From 1993 to
1997, he was a Vice President
and head of the Fixed
Derivatives Client Research
group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Singapore-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Alice Lui Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1999 1999 1999	Ms. Lui joined the Investment Adviser as a portfolio manager in 1990.

Ravi Shanker Vice President	Senior Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1997 1998 1999 1999	Mr. Shanker joined the
Investment Adviser as an
operations manager in 1997.
From July 1996 to 1997, he
worked for Goldman Sachs in
Singapore as a strategic
advisor for transactions
involving infrastructure
industries in Asia. From 1988 to
1996, he worked for Goldman
Sachs as an investment banker
in the Investment Banking
Division.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1998 1998 1998 1998	Ms. Thio joined the Investment
Adviser as a portfolio manager
in 1998. From 1997 to 1998,
she was Head of Research for
Indosuez WI Carr in Singapore.
From 1993 to 1997, she was a
research analyst at the same
firm.

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity Fund	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Kouda joined the
Investment Adviser as a
portfolio manager in 1997.
From 1992 to 1997, he was at
the Fixed Income Division of
Goldman Sachs (Japan)
Limited, where he was
extensively involved in
emerging markets trading as
well as International Fixed
Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1994 1998	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

Takeya Suzuki Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Mr. Suzuki joined the
Investment Adviser as a
portfolio manager in 1996.
From 1990 to 1996, he was a
Japanese equity portfolio
manager at Nomura Investment
Management where he actively
managed assets for U.S.
pension funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:
■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:
■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:
Your Authorized Dealer
–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711
–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–
Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is determined by a Fund’s NAV and share class. Each class calculates its NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each share class is calculated by the Fund’s custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***
The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
■
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

■
Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or

SHAREHOLDER GUIDE

■	Have at the time of purchase aggregate assets of at least $2,000,000;
■
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■
Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?
■
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

SHAREHOLDER GUIDE

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

■
When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■
To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.

SHAREHOLDER GUIDE

■
Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■
Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:
■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.

■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■
The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If th e

Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■
A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:
■
Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund on which the distribu-

SHAREHOLDER GUIDE
tions are paid. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

■
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?

You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to:
Goldman Sachs Funds
c/o NFDS
P.O. Box 219711
Kansas City, MO 64121-9711
or for overnight delivery -
Goldman Sachs Funds
c/o NFDS
330 West 9th St.
Poindexter Bldg., 1st Floor
Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■
The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

■
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.

SHAREHOLDER GUIDE

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■
Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■
You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■
Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.

■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:
■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

SHAREHOLDER GUIDE

■
You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
■
It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?

You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?

Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■
A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

SHAREHOLDER GUIDE

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

APPENDIX A

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse-

quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders .

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares  SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 31, 2000 has been audited by PriceWaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual reports (available upon request without charge). The information for all periods prior to the periods ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,
2000 - Class A Shares	$10.87	$ 0.02	[c]	$ 0.74
2000 - Class B Shares	10.81	(0.04	) [c]	0.73
2000 - Class C Shares	10.82	(0.03	) [c]	0.72
2000 - Institutional Shares	11.00	0.09	[c]	0.75
2000 - Service Shares	10.93	0.05	[c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05		0.84
1999 - Class B Shares	9.95	0.01		0.85
1999 - Class C Shares	9.96	0.01		0.85
1999 - Institutional Shares	10.06	0.09		0.85
1999 - Service Shares	10.02	0.01		0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)		0.79
1999 - Class B Shares	9.21	—		0.74
1999 - Class C Shares	9.22	—		0.74
1999 - Institutional Shares	9.24	0.05		0.80
1999 - Service Shares	9.23	—		0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—		(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)		(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02		(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		(0.78)

See page 117 for all footnotes.

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 0.76	$(0.05)	$(0.26)	$(0.31)	$11.32	6.92%	$147,409	1.66%
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

CORE INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.14%		1.75%		0.05%		92.10%
2000 - Class B Shares	(0.36)		2.25		(0.45)		92.10
2000 - Class C Shares	(0.34)		2.25		(0.43)		92.10
2000 - Institutional Shares	0.78		1.10		0.69		92.10
2000 - Service Shares	0.33		1.60		0.24		92.10

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78	[b]	1.76	[b]	0.68	[b]	64.97
1999 - Class B Shares	0.26	[b]	2.26	[b]	0.16	[b]	64.97
1999 - Class C Shares	0.23	[b]	2.26	[b]	0.13	[b]	64.97
1999 - Institutional Shares	1.43	[b]	1.11	[b]	1.33	[b]	64.97
1999 - Service Shares	0.07	[b]	1.61	[b]	(0.03	) [b]	64.97

For the Year Ended January 31,
1999 - Class A Shares	(0.11)		1.94		(0.42)		194.61
1999 - Class B Shares	(0.03)		2.39		(0.34)		194.61
1999 - Class C Shares	(0.04)		2.39		(0.35)		194.61
1999 - Institutional Shares	0.84		1.32		0.53		194.61
1999 - Service Shares	0.02		1.81		(0.29)		194.61

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27	) [b]	4.87	[b]	(3.90	) [b]	25.16
1998 - Class B Shares (commenced August 15, 1997)	(0.72	) [b]	5.12	[b]	(3.84	) [b]	25.16
1998 - Class C Shares (commenced August 15, 1997)	(0.73	) [b]	5.12	[b]	(3.85	) [b]	25.16
1998 - Institutional Shares (commenced August 15, 1997)	0.59	[b]	4.12	[b]	(2.53	) [b]	25.16
1998 - Service Shares (commenced August 15, 1997)	0.26	[b]	4.62	[b]	(2.86	) [b]	25.16

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INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$23.12	$(0.03	) [c]	$3.41	$3.38

2000 - Class B Shares	22.73	(0.16	) [c]	3.38	3.22

2000 - Class C Shares	22.54	(0.14	) [c]	3.35	3.21

2000 - Institutional Shares	23.49	0.14	[c]	3.46	3.60

2000 - Service Shares	23.14	(0.01	) [c]	3.45	3.44

For the Seven Months Ended August 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20

1999 - Class B Shares	21.63	(0.02)		1.12	1.10

1999 - Class C Shares	21.45	(0.03)		1.12	1.09

1999 - Institutional Shares	22.20	0.12	[c]	1.17 [c]	1.29

1999 - Service Shares	21.93	0.06		1.15	1.21

For the Years Ended January 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18

1999 - Class B Shares	19.70	(0.17)		3.21	3.04

1999 - Class C Shares	19.56	(0.15)		3.15	3.00

1999 - Institutional Shares	19.97	0.03		3.31	3.34

1999 - Service Shares	19.84	(0.04)		3.24	3.20

1998 - Class A Shares	19.32	0.03		2.04	2.07

1998 - Class B Shares	19.24	(0.08)		2.02	1.94

1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)

1998 - Institutional Shares	19.40	0.10		2.11	2.21

1998 - Service Shares	19.34	0.02		2.06	2.08

1997 - Class A Shares	17.20	0.10		2.23	2.33

1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54

1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19

1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85

1996 - Class A Shares	14.52	0.13		4.00	4.13

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.10)	$(0.24)	$(2.57)	$(2.91)	$23.59	14.68%	$1,343,869	1.79%

(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29

(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29

(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14

(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]

—	—	—	—	22.73	5.09	68,691	2.29	[b]

—	—	—	—	22.54	5.08	11,241	2.29	[b]

—	—	—	—	23.49	5.81	180,564	1.14	[b]

—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73

—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24

—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24

—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13

—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67

—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20

—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]

(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08

—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69

—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]

(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]

—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

(0.58)	—	(0.87)	(1.45)	17.20	28.68	330,860	1.52

INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.12)%		1.84%		(0.17)%		79.79%

2000 - Class B Shares	(0.65)		2.34		(0.70)		79.79

2000 - Class C Shares	(0.59)		2.34		(0.64)		79.79

2000 - Institutional Shares	0.54		1.19		0.49		79.79

2000 - Service Shares	(0.02)		1.69		(0.07)		79.79

For the Seven Months Ended August 31,

1999 - Class A Shares	0.31	[b]	1.84	[b]	0.26	[b]	61.10

1999 - Class B Shares	(0.19	) [b]	2.34	[b]	(0.24	) [b]	61.10

1999 - Class C Shares	(0.26	) [b]	2.34	[b]	(0.31	) [b]	61.10

1999 - Institutional Shares	0.89	[b]	1.19	[b]	0.84	[b]	61.10

1999 - Service Shares	0.47	[b]	1.69	[b]	0.42	[b]	61.10

For the Years Ended January 31,

1999 - Class A Shares	(0.28)		1.82		(0.37)		113.79

1999 - Class B Shares	(0.79)		2.32		(0.87)		113.79

1999 - Class C Shares	(0.98)		2.32		(1.06)		113.79

1999 - Institutional Shares	0.23		1.21		0.15		113.79

1999 - Service Shares	(0.18)		1.71		(0.26)		113.79

1998 - Class A Shares	(0.27)		1.80		(0.40)		40.82

1998 - Class B Shares	(0.90)		2.30		(1.00)		40.82

1998 - Class C Shares (commenced August 15, 1997)	(1.43	) [b]	2.37	[b]	(1.53	) [b]	40.82

1998 - Institutional Shares	0.30		1.18		0.20		40.82

1998 - Service Shares	(0.36)		1.65		(0.46)		40.82

1997 - Class A Shares	(0.07)		1.88		(0.26)		38.01

1997 - Class B Shares (commenced May 1, 1996)	(0.97	) [b]	2.38	[b]	(1.12	) [b]	38.01

1997 - Institutional Shares (commenced February 7, 1996)	0.43	[b]	1.25	[b]	0.28	[b]	38.01

1997 - Service Shares (commenced March 6, 1996)	(0.40	) [b]	1.75	[b]	(0.55	) [b]	38.01

1996 - Class A Shares	0.26		1.77		0.01		68.48

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EUROPEAN EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,

2000 - Class A Shares	$11.75	$ —	[c]	$ 2.78

2000 - Class B Shares	11.71	(0.04	) [c]	2.73

2000 - Class C Shares	11.72	(0.04	) [c]	2.75

2000 - Institutional Shares	11.82	0.10	[c]	2.79

2000 - Service Shares	11.76	0.01	[c]	2.80

For the Seven Months Ended August 31,

1999 - Class A Shares	12.20	0.05		(0.50)

1999 - Class B Shares	12.19	0.03		(0.51)

1999 - Class C Shares	12.20	0.04		(0.52)

1999 - Institutional Shares	12.23	0.18		(0.59)

1999 - Service Shares	12.20	0.08		(0.52)

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21

1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21

1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24

1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 2.78	$(0.71)	$(0.71)	$13.82	24.04%	$139,966	1.79%

2.69	(0.71)	(0.71)	13.69	23.32	4,538	2.29

2.71	(0.71)	(0.71)	13.72	23.48	1,482	2.29

2.89	(0.71)	(0.71)	14.00	24.85	14,630	1.14

2.81	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	11.75	(3.69)	74,862	1.79	[b]

(0.48)	—	—	11.71	(3.94)	879	2.29	[b]

(0.48)	—	—	11.72	(3.93)	388	2.29	[b]

(0.41)	—	—	11.82	(3.35)	5,965	1.14	[b]

(0.44)	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	12.20	22.00	61,151	1.79	[b]

2.19	—	—	12.19	21.90	432	2.29	[b]

2.20	—	—	12.20	22.00	587	2.29	[b]

2.23	—	—	12.23	22.30	12,740	1.14	[b]

2.20	—	—	12.20	22.00	2	1.64	[b]

EUROPEAN EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.02%		2.17%		(0.36)%		98.10%

2000 - Class B Shares	(0.27)		2.67		(0.65)		98.10

2000 - Class C Shares	(0.26)		2.67		(0.64)		98.10

2000 - Institutional Shares	0.70		1.52		0.32		98.10

2000 - Service Shares	0.09		2.02		(0.29)		98.10

For the Seven Months Ended August 31,

1999 - Class A Shares	0.80	[b]	2.29	[b]	0.30	[b]	54.98

1999 - Class B Shares	0.43	[b]	2.79	[b]	(0.07	) [b]	54.98

1999 - Class C Shares	0.42	[b]	2.79	[b]	(0.08	) [b]	54.98

1999 - Institutional Shares	1.53	[b]	1.64	[b]	1.03	[b]	54.98

1999 - Service Shares	1.10	[b]	2.14	[b]	0.60	[b]	54.98

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	(1.19	) [b]	2.80	[b]	(2.20	) [b]	70.77

1999 - Class B Shares (commenced October 1, 1998)	(1.78	) [b]	3.30	[b]	(2.79	) [b]	70.77

1999 - Class C Shares (commenced October 1, 1998)	(1.83	) [b]	3.30	[b]	(2.84	) [b]	70.77

1999 - Institutional Shares (commenced October 1, 1998)	(0.33	) [b]	2.15	[b]	(1.34	) [b]	70.77

1999 - Service Shares (commenced October 1, 1998)	(0.69	) [b]	2.65	[b]	(1.70	) [b]	70.77

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JAPANESE EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gains	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$16.24	$(0.20	) [c]	$1.67	$1.47

2000 - Class B Shares	16.14	(0.28	) [c]	1.68	1.40

2000 - Class C Shares	16.16	(0.28	) [c]	1.64	1.36

2000 - Institutional Shares	16.36	(0.09	) [c]	1.67	1.58

2000 - Service Shares	16.22	(0.16	) [c]	1.65	1.49

For the Seven Months Ended August 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18

1999 - Class B Shares	11.03	(0.09)		5.20	5.11

1999 - Class C Shares	11.04	(0.08)		5.20	5.12

1999 - Institutional Shares	11.10	(0.03)		5.29	5.26

1999 - Service Shares	11.04	(0.06)		5.24	5.18

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04

1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[b]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.21)	$(1.73)	$(1.94)	$15.77	8.47%	$69,741	1.74%

—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24

—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24

—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09

—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70	[b]

—	—	—	—	16.14	46.33	4,219	2.20	[b]

—	—	—	—	16.16	46.41	3,584	2.20	[b]

—	—	—	—	16.36	47.40	22,709	1.05	[b]

—	—	—	—	16.22	46.92	3	1.55	[b]

—	—	—	—	11.06	10.60	8,391	1.64	[b]

—	—	—	—	11.03	10.30	1,427	2.15	[b]

—	—	—	—	11.04	10.40	284	2.15	[b]

(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03	[b]

—	—	—	—	11.04	10.43	2	1.53	[b]

JAPANESE EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(1.20)%		2.10%		(1.56)%		60.76%

2000 - Class B Shares	(1.67)		2.60		(2.03)		60.76

2000 - Class C Shares	(1.66)		2.60		(2.02)		60.76

2000 - Institutional Shares	(0.53)		1.45		(0.89)		60.76

2000 - Service Shares	(0.94)		1.95		(1.30)		60.76

For the Seven Months Ended August 31,

1999 - Class A Shares	(1.17	) [b]	2.62	[b]	(2.09	) [b]	44.83

1999 - Class B Shares	(1.57	) [b]	3.12	[b]	(2.49	) [b]	44.83

1999 - Class C Shares	(1.81	) [b]	3.12	[b]	(2.73	) [b]	44.83

1999 - Institutional Shares	(0.37	) [b]	1.97	[b]	(1.29	) [b]	44.83

1999 - Service Shares	(0.74	) [b]	2.47	[b]	(1.66	) [b]	44.83

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.20	) [b]	4.18	[b]	(3.74	) [b]	53.29

1999 - Class B Shares (commenced May 1, 1998)	(1.76	) [b]	4.69	[b]	(4.30	) [b]	53.29

1999 - Class C Shares (commenced May 1, 1998)	(1.69	) [b]	4.69	[b]	(4.23	) [b]	53.29

1999 - Institutional Shares (commenced May 1, 1998)	(0.36	) [b]	3.57	[b]	(2.90	) [b]	53.29

1999 - Service Shares (commenced May 1, 1998)	(0.68	) [b]	4.07	[b]	(3.22	) [b]	53.29

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INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund)

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares ;	$13.24	$(0.12	) [c]	$3.52	$3.40

2000 - Class B Shares	13.19	(0.18	) [c]	3.49	3.31

2000 - Class C Shares	13.19	(0.19	) [c]	3.49	3.30

2000 - Institutional Shares	13.35	(0.03	) [c]	3.57	3.54

2000 - Service Shares	13.24	(0.10	) [c]	3.54	3.44

For the Seven-month Period Ended August 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62

1999 - Class B Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Class C Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Institutional Shares	10.66	—		2.69	2.69

1999 - Service Shares	10.61	(0.02)		2.65	2.63

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61

1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61

APPENDIX B

Distributions to shareholders

In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.52)	$(0.52)	$16.12	26.26%	$327,697	2.05%

—	(0.52)	(0.52)	15.98	25.66	2,827	2.55

—	(0.52)	(0.52)	15.97	25.58	3,672	2.55

—	(0.52)	(0.52)	16.37	27.12	187,075	1.40

—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05	[b]

—	—	—	13.19	24.32	303	2.55	[b]

—	—	—	13.19	24.32	419	2.55	[b]

—	—	—	13.35	25.24	65,772	1.40	[b]

—	—	—	13.24	24.79	2	1.90	[b]

—	—	—	10.62	6.20	33,002	2.02	[b]

—	—	—	10.61	6.10	213	2.51	[b]

—	—	—	10.61	6.10	175	2.51	[b]

(0.01)	—	(0.01)	10.66	6.67	36,992	1.40	[b]

—	—	—	10.61	6.10	2	1.90	[b]

INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund) (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares ;	(0.79)%		2.22%		(0.96)%		73.43%

2000 - Class B Shares	(1.16)		2.72		(1.33)		73.43

2000 - Class C Shares	(1.23)		2.72		(1.40)		73.43

2000 - Institutional Shares	(0.19)		1.57		(0.36)		73.43

2000 - Service Shares	(0.63)		2.07		(0.80)		73.43

For the Seven-month Period Ended August 31,

1999 - Class A Shares	(0.68	) [b]	2.42	[b]	(1.05	) [b]	58.81

1999 - Class B Shares	(1.16	) [b]	2.92	[b]	(1.53	) [b]	58.81

1999 - Class C Shares	(1.21	) [b]	2.92	[b]	(1.58	) [b]	58.81

1999 - Institutional Shares	(0.05	) [b]	1.77	[b]	(0.42	) [b]	58.81

1999 - Service Shares	(0.35	) [b]	2.27	[b]	(0.72	) [b]	58.81

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.03	) [b]	3.60	[b]	(2.61	) [b]	96.11

1999 - Class B Shares (commenced May 1, 1998)	(1.30	) [b]	4.09	[b]	(2.88	) [b]	96.11

1999 - Class C Shares (commenced May 1, 1998)	(1.45	) [b]	4.09	[b]	(3.03	) [b]	96.11

1999 - Institutional Shares (commenced May 1, 1998)	(0.19	) [b]	2.98	[b]	(1.77	) [b]	96.11

1999 - Service Shares (commenced May 1, 1998)	(0.26	) [b]	3.48	[b]	(1.84	) [b]	96.11

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EMERGING MARKETS EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$ 9.26	$(0.05	) [c]	$ 1.62	$ 1.57

2000 - Class B Shares	9.21	(0.11	) [c]	1.62	1.51

2000 - Class C Shares	9.24	(0.10	) [c]	1.61	1.51

2000 - Institutional Shares	9.37	0.01	[c]	1.64	1.65

2000 - Service Shares	9.05	0.01	[c]	1.57	1.58

For the Seven Months Ended August 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22

1999 - Class B Shares	7.03	(0.03)		2.21	2.18

1999 - Class C Shares	7.05	(0.03)		2.22	2.19

1999 - Institutional Shares	7.09	0.02		2.26	2.28

1999 - Service Shares	6.87	0.01		2.17	2.18

For the Year Ended January 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)

1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)

1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)

1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)

1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)

1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)

1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$10.83	16.95%	$64,279	2.11%

—	—	—	10.72	16.40	2,187	2.61

—	—	—	10.75	16.34	1,304	2.61

—	—	—	11.02	17.61	145,774	1.46

—	—	—	10.63	17.46	2	1.96

—	—	—	9.26	31.53	65,698	2.04	[b]

—	—	—	9.21	31.01	972	2.54	[b]

—	—	—	9.24	31.06	1,095	2.54	[b]

—	—	—	9.37	32.16	108,574	1.39	[b]

—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	(0.29)	7.04	(24.32)	52,704	2.09

(0.07)	(0.21)	(0.28)	7.03	(24.51)	459	2.59

(0.07)	(0.20)	(0.27)	7.05	(24.43)	273	2.59

(0.08)	(0.23)	(0.31)	7.09	(23.66)	90,189	1.35

(0.07)	(0.21)	(0.28)	6.87	(26.17)	1	1.85

—	—	—	9.69	(3.10)	17,681	1.90	[b]

—	—	—	9.69	(3.10)	64	2.41	[b]

—	—	—	9.70	(3.00)	73	2.48	[b]

—	—	—	9.70	(3.00)	19,120	1.30	[b]

—	—	—	9.69	(3.10)	2	2.72	[b]

EMERGING MARKETS EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.49)%		2.30%		(0.68)%		125.35%

2000 - Class B Shares	(1.00)		2.80		(1.19)		125.35

2000 - Class C Shares	(0.96)		2.80		(1.15)		125.35

2000 - Institutional Shares	0.13		1.65		(0.06)		125.35

2000 - Service Shares	0.14		2.15		(0.05)		125.35

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.15	) [b]	2.41	[b]	(0.52	) [b]	63.24

1999 - Class B Shares	(0.71	) [b]	2.91	[b]	(281.08	) [b]	63.24

1999 - Class C Shares	(0.85	) [b]	2.91	[b]	(1.22	) [b]	63.24

1999 - Institutional Shares	0.50	[b]	1.76	[b]	0.13	[b]	63.24

1999 - Service Shares	0.12	[b]	2.26	[b]	(0.25	) [b]	63.24

For the Year Ended January 31,

1999 - Class A Shares	0.80		2.53		0.36		153.67

1999 - Class B Shares	0.19		3.03		(0.25)		153.67

1999 - Class C Shares	0.28		3.03		(0.16)		153.67

1999 - Institutional Shares	1.59		1.79		1.15		153.67

1999 - Service Shares	(1.84)		2.29		(2.28)		153.67

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	0.55	[b]	5.88	[b]	(3.43	) [b]	3.35

1998 - Class B Shares (commenced December 15, 1997)	0.05	[b]	6.39	[b]	(3.93	) [b]	3.35

1998 - Class C Shares (commenced December 15, 1997)	(0.27	) [b]	6.46	[b]	(4.25	) [b]	3.35

1998 - Institutional Shares (commenced December 15, 1997)	0.80	[b]	5.28	[b]	(3.18	) [b]	3.35

1998 - Service Shares (commenced December 15, 1997)	(0.05	) [b]	6.70	[b]	(4.03	) [b]	3.35

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ASIA GROWTH FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$11.07	$(0.05	) [c]	$0.14	$ 0.09

2000 - Class B Shares	10.88	(0.11	) [c]	0.14	0.03

2000 - Class C Shares	10.85	(0.11	) [c]	0.14	0.03

2000 - Institutional Shares	11.24	0.01	[c]	0.16	0.17

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28

1999 - Class B Shares	7.68	(0.04)		3.24	3.20

1999 - Class C Shares	7.68	(0.04)		3.21	3.17

1999 - Institutional Shares	7.91	0.01		3.36	3.37

For the Years Ended January 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)

1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)

1999 - Class C Shares	8.29	—		(0.61)	(0.61)

1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)

1998 - Class A Shares	16.31	—		(7.90)	(7.90)

1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)

1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)

1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06		(0.11)	(0.05)

1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)		(0.48)	(0.53)

1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04		(0.11)	(0.07)

1996 - Class A Shares	13.31	0.17		3.44	3.61

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$ —	$11.16	0.72%	$ 86,458	1.85%

—	—	—	—	10.91	0.18	6,849	2.35

—	—	—	—	10.88	0.18	2,265	2.35

—	—	—	—	11.41	1.42	5,236	1.20

			—

—	—	—	—	11.07	42.11	84,269	1.85	[b]

—	—	—	—	10.88	41.67	7,258	2.35	[b]

—	—	—	—	10.85	41.28	2,281	2.35	[b]

—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

—	—	—	—	7.79	(7.04)	59,940	1.93

—	—	—	—	7.68	(7.58)	4,190	2.45

—	—	—	—	7.68	(7.36)	999	2.45

—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75

—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30

—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]

(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67

(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]

(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

(0.12)	(0.14)	(0.17)	(0.43)	16.49	26.49	205,539	1.77

ASIA GROWTH FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.39)%		2.30%		(0.84)%		207.22%

2000 - Class B Shares	(0.91)		2.80		(1.36)		207.22

2000 - Class C Shares	(0.91)		2.80		(1.36)		207.22

2000 - Institutional Shares	0.12		1.65		(0.33)		207.22

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.38	) [b]	2.27	[b]	(0.80	) [b]	96.58

1999 - Class B Shares	(0.90	) [b]	2.77	[b]	(1.32	) [b]	96.58

1999 - Class C Shares	(0.89	) [b]	2.77	[b]	(1.31	) [b]	96.58

1999 - Institutional Shares	(0.14	) [b]	1.62	[b]	(0.28	) [b]	96.58

For the Years Ended January 31,

1999 - Class A Shares	0.63		2.48		0.08		106.00

1999 - Class B Shares	0.10		2.97		(0.42)		106.00

1999 - Class C Shares	0.10		2.97		(0.42)		106.00

1999 - Institutional Shares	1.10		1.68		0.58		106.00

1998 - Class A Shares	0.31		1.99		0.07		105.16

1998 - Class B Shares	(0.29)		2.50		(0.49)		105.16

1998 - Class C Shares (commenced August 15, 1997)	(0.26	) [b]	2.55	[b]	(0.46	) [b]	105.16

1998 - Institutional Shares	0.87		1.31		0.67		105.16

1997 - Class A Shares	0.20		1.87		—		48.40

1997 - Class B Shares (commenced May 1, 1996)	(0.56	) [b]	2.37	[b]	(0.72	) [b]	48.40

1997 - Institutional Shares (commenced February 2, 1996)	0.54	[b]	1.26	[b]	0.38	[b]	48.40

1996 - Class A Shares	1.05		2.02		0.80		88.80

APPENDIX B

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies

	3	Goldman Sachs CORE International Equity Fund

	4	Goldman Sachs International Equity Fund

	5	Goldman Sachs European Equity Fund

	6	Goldman Sachs Japanese Equity Fund

	8	Goldman Sachs International Growth Opportunities Fund

	9	Goldman Sachs Emerging Markets Equity Fund

	11	Goldman Sachs Asia Growth Fund

14	Other Investment Practices and Securities

18	Principal Risks of the Funds

21	Fund Performance

30	Fund Fees and Expenses

40	Service Providers

49	Dividends

50	Shareholder Guide

	50	How To Buy Shares

	60	How To Sell Shares

70	Taxation

72	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

90	Appendix B Financial Highlights

International Equity Funds
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-526-7384
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
CORE SM is a service mark of Goldman, Sachs & Co.

516433
EQINTLPROABC

Prospectus

Service
Shares

December 29, 2000

■	Goldman Sachs CORE SM International Equity Fund

■	Goldman Sachs International Equity Fund

■	Goldman Sachs European Equity Fund

■	Goldman Sachs Japanese Equity Fund

■	Goldman Sachs International Growth Opportunities Fund (formerly International Small Cap Fund)

■	Goldman Sachs Emerging Markets Equity Fund

■	Goldman Sachs Asia Growth Fund

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED
May Lose Value
No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

Goldman Sachs’ Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Returns are variable	Seeks to capitalize on variability of market and regional returns through asset allocation decisions.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

■ Portfolio risk must be carefully analyzed and monitored	Seeks to systematically monitor and manage risk through diversification, multifactor risk models and currency management.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE STOCK SELECTION

The CORE Fund uses the Goldman Sachs proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Price Momentum (What are medium-term price trends?)
■	Earnings Momentum (Are company profit expectations growing?)
■	Stability (How likely is the risk of earnings disappointment?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE PORTFOLIO CONSTRUCTION

Portfolio risk is monitored with the use of a sophisticated risk model, which measures the portfolio’s exposure to a variety of risk factors and estimates the associated volatility. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark. In addition, the CORE International Equity Fund utilizes proprietary quantitative models to allocate assets across countries.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives
and Strategies

Goldman Sachs CORE International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-capitalization equity securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’ s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs
International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Equity securities of companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
European Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Europe Index (unhedged)

Investment Focus:	Equity securities of European companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

A European issuer is a company that either:
■	Has a class of its securities whose principal securities markets are in European countries;
■	Is organized under the laws of, or has a principal office in, a European country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more of the European countries; or
■	Maintains 50% or more of its assets in one or more of the European countries.

The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund’s assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund’s assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin and South American, African, Asian and Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity securities of Japanese companies

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities markets is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

Japan’s economy, the second largest in the world, has grown substantially over the last three decades. Japan’s economic growth in the 1990’s, however, was substantially below the level of earlier decades, and its economy drifted between modest growth and recession. In calendar year 1998, Japan’s gross national product contracted by 2.8% — its worst performance in the post-war period. To address this economic downturn, Japan has attempted to implement changes related to high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. These conditions pres-

ent risks to the Japanese Equity Fund and its ability to attain its investment objective.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to adversely affect Japan’s economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan’s banking industry has recently suffered from non-performing loans, lower real estate values and lower valuations of securities holdings.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights are also not always equally enforced.

For most of the 1990’s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again generally declined through the first three quarters of 2000.

The common stocks of many Japanese companies have historically traded at high price-earnings ratios. Differences in accounting methods have made it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. Reported net income in Japan has been generally understated relative to U.S. accounting standards and this has been one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
International Growth Opportunities Fund

FUND FACTS

Objective:	Long-term capital appreciation
Benchmark:	MSCI® EAFE® Small Cap Index (unhedged)
Investment Focus:	Small-capitalization foreign equity securities
Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies:
■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $3 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of companies with public stock market capitalizations outside the range of the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Free Index

Investment Focus:	Equity securities of emerging country issuers

Investment Style:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Jordan	■ Philippines	■ Taiwan
■ Botswana	■ Greece	■ Kenya	■ Poland	■ Thailand
■ Brazil	■ Hong Kong	■ Malaysia	■ Russia	■ Turkey
■ Chile	■ Hungary	■ Mexico	■ Singapore	■ Venezuela
■ China	■ India	■ Morocco	■ South Africa	■ Zimbabwe
■ Colombia	■ Indonesia	■ Pakistan	■ South Korea
■ Czech Republic	■ Israel	■ Peru	■ Sri Lanka

Goldman Sachs
Emerging Markets Equity Fund continued

An emerging country issuer is any company that either:
■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more of the emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Asia Growth Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia Free ex-Japan Index (unhedged)

Investment Focus:	Equity securities of companies in Asian countries

Investment Process:	Active International

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Asian issuers.
An Asian issuer is any company that either:
■	Has a class of its securities whose principal securities markets is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries are:
■ China ■ Hong Kong ■ India ■ Indonesia	■ Malaysia ■ Pakistan ■ Philippines ■ Singapore	■ South Korea ■ Sri Lanka ■ Taiwan ■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs
Asia Growth Fund continued

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers.

Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated. For example, on August 31, 2000 (the end of the Fund’s last fiscal year), more than 25% of the Fund’s assets were invested in securities that traded in Hong Kong.

Starting in mid-1997 some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some countries have recently experienced government intervention, have sought assistance from the International Monetary Fund and have experienced substantial domestic unrest. Although some restructuring has been undertaken, there can be no assurance that these efforts will be successful or that their recent problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securities traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can be no assurance that Hong Kong will not be adversely affected by Chinese sovereignty or political developments. Furthermore, the reversion of Hong Kong to China has created additional uncertainty as to future currency valuations relative to the U.S. dollar. Because the Hong Kong stock market has significant exposure to the property market in Hong Kong, the Fund’s investments could be adversely affected by a decline in the market.

Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3

Cross Hedging of Currencies	•	•	•

Currency Swaps*	15	15	15

Custodial Receipts	•	•	•

Equity Swaps*	15	15	15

Foreign Currency Transactions	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	•

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10

Options on Foreign Currencies [1]	•	•	•

Options on Securities and Securities Indices [2]	•	•	•

Unseasoned Companies	•	•	•

Warrants and Stock Purchase Rights	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	—	25	25

When-Issued Securities and Forward Commitments	•	•	•

* Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1 The Funds may purchase and sell call and put options.

2 The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3

•	•	•	•

15	15	15	15

•	•	•	•

15	15	15	15

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

33 1 /3	33 1 /3	33 1 /3	33 1 /3

25	25	25	25

•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•	•	•

Asset-Backed and Mortgage-Backed Securities [2]	—	•	•

Bank Obligations [1] , [2]	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations [2]	• [4]	•	•

Equity Securities	90+	65+	65+

Emerging Country Securities	25	•	•

Fixed Income Securities [3]	10 [4]	35	35 [5]

Foreign Securities	•	•	•

Foreign Government Securities [2]	•	•	•

Non-Investment Grade Fixed Income Securities [2]	—	• [6]	• [6]

Real Estate Investment Trusts	•	•	•

Structured Securities *	•	•	•

Temporary Investments	35	100	100

U.S. Government Securities [2]	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.

1	Issued by U.S. or foreign banks.

2	Limited by the amount the Fund invests in fixed-income securities.

3
Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investor’s Service, Inc. (“Moody’s”)).

4	Cash equivalents only.

5	The European Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) equity securities of non-European countries; and (2) fixed-income securities.

6	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.

OTHER INVESTMENT PRACTICES AND SECURITIES

Japanese Equity Fund		International Growth Opportunities Fund	Emerging Markets Equity Fund		Asia Growth Fund

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

•		•	•		•

65	+	65+	65	+	65	+

•		•	•		•

35	[7]	35 [8]	35	[9]	35	[10]

•		•	•		•

•		•	•		•

•	[6]	• [6]	•	[6]	•	[6]

•		•	•		•

•		•	•		•

100		100	35		100

•		•	•		•

7	The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.

8
The International Growth Opportunities Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of companies with public stock market capitalizations of less than $100 million or more than $3 billion at the time of investment.

9
The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income securities of issuers in developed countries.

10	The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of issuers in non-Asian countries and Japan.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable
— Not applicable

	CORE International Equity	International Equity	European Equity	Japanese Equity	International Growth Opportunities	Emerging Markets Equity	Asia Growth

Credit/Default	•	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•	•

Small Cap	—	—	•	—	•	—	—

Foreign	•	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•	•

Stock	•	•	•	•	•	•	•

Geographic	—	—	•	•	—	•	—

Initial Public Offering (“IPO”)	—	—	•	•	•	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss result ing from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Geographic Risk—The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Fund’s Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Class A Shares have a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.50% service fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 5.5%.

CORE International Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -13.40%. Best Quarter Q4 ’98 +18.97% Worst Quarter Q3 ’98 -15.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 8/15/97)	28.34%	11.13%
Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (unhedged)*	27.29%	15.99%

*	The unmanaged MSCI® EAFE® Index is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

International Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -10.46%. Best Quarter Q4 ’99 +21.77% Worst Quarter Q3 ’98 -14.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 3/6/96)	31.14%	17.23%
MSCI® EAFE® (unhedged)*	27.29%	13.96%

*	The MSCI® EAFE® Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

European Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -5.72%. Best Quarter Q4 ’99 +24.91% Worst Quarter Q2 ’99 -3.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 10/1/98)	26.41%	36.41%
MSCI® Europe Index (unhedged)*	16.21%	29.39%
FT/S&P Actuaries Europe Index (unhedged)**	16.14%	29.20%

*
The MSCI® Europe Index (unhedged), an unmanaged index of common stock prices, replaced the FT/S&P Actuaries Europe Index (unhedged) as the European Equity Fund’s performance benchmark. The MSCI® Europe Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country European equity strategy and, in the Investment Adviser’s opinion, is a more appropriate benchmark against which to increase the performance of the European Equity Fund. The Index figures do not reflect any fees or expenses.

**
The unmanaged FT/S&P Actuaries Europe Index (unhedged) is a market capitalization-weighted composite of approximately 750 stocks from 16 countries in Europe. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -12.41%. Best Quarter* Q3 ’99 +23.18% Worst Quarter* Q1 ’99 +9.31%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 5/1/98)	76.76%	49.37%
Tokyo Price Index (“TOPIX”) (unhedged)**	75.32%	43.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any fees or expenses.

International Growth Opportunities Fund

TOTAL RETURN
CALENDAR YEAR

The total return for the Service Shares for the 9-month period ended September 30, 2000 was 2.23%. Best Quarter* Q4 ’99 +12.60% Worst Quarter* Q1 ’99 +4.71%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 5/1/98)	47.68%	29.27%
MSCI® EAFE® Small Cap Index (unhedged)**	17.67%	3.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**
The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -15.43%. Best Quarter Q4 ’99 +30.10% Worst Quarter Q3 ’98 -23.84%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 12/15/97)	63.00%	8.79%
MSCI® Emerging Markets Free (EMF) Index*	66.42%	14.52%

*
The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

27

Asia Growth Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -21.73%. Best Quarter Q2 ’99 +30.97% Worst Quarter Q4 ‘97 -27.33%

6.55%
7.95%
-41.07%
-15.26%
59.43%
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 7/8/94)
Including 5.5% Sales Charge	50.70%	(2.84)	(2.12)%
MSCI® All Country Asia Free ex-Japan (unhedged)*	61.95%	(1.28)	(.94)%

*
The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in ten Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

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Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[2]

Management Fees	0.85%	1.00%	1.00%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.25%	0.19%	0.52%

Total Fund Operating Expenses*	1.60%	1.69%	2.02%

See page 32 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE International Equity Fund	International Equity Fund	European Equity Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [2]
Management Fees	0.85%	1.00%	1.00%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.16%	0.14%	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.51%	1.64%	1.64%

FUND FEES AND EXPENSES

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund [1]

None	None	None	None

None	None	None	None
None	None	None	None
None	None	None	None

1.00%	1.20%	1.20%	1.00%
0.50%	0.50%	0.50%	0.50%
0.45%	0.37%	0.45%	0.65%

1.95%	2.07%	2.15%	2.15%

Japanese Equity Fund	International Growth Opportunities Fund	Emerging Markets Equity Fund	Asia Growth Fund [1]

1.00%	1.20%	1.20%	1.00%
0.50%	0.50%	0.50%	0.50%
0.15%	0.20%	0.39%	0.20%

1.65%	1.90%	2.09%	1.70%

Fund Fees and Expenses continued

[1]	Service Shares had not commenced operations as of the date of this Prospectus.
[2]	The Funds’ annual operating expenses are based on actual expenses.
[3]
Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]
“Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’ s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

CORE International Equity	0.12%

International Equity	0.10%

European Equity	0.10%

Japanese Equity	0.11%

International Growth Opportunities	0.16%

Emerging Markets Equity	0.35%

Asia Growth	0.16%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE International Equity	$163	$505	$ 871	$1,900

International Equity	$172	$533	$ 918	$1,998

European Equity	$205	$634	$1,088	$2,348

Japanese Equity	$198	$612	$1,052	$2,275

International Growth Opportunities	$210	$649	$1,114	$2,400

Emerging Markets Equity	$218	$673	$1,154	$2,483

Asia Growth	$218	$673	$1,154	$2,483

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	CORE International Equity
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International (“GSAMI”)	International Equity
Procession House	European Equity
55 Ludgate Hill	Japanese Equity
London, England EC4M 7JW	International Growth Opportunities
Emerging Markets Equity
Asia Growth

GSAM and GSAMI are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSAMI, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds

SERVICE PROVIDERS
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

CORE International Equity	0.85%	0.85%

GSAMI:

International Equity	1.00%	1.00%

European Equity	1.00%	1.00%

Japanese Equity	1.00%	1.00%

International Growth Opportunities	1.20%	1.20%

Emerging Markets Equity	1.20%	1.20%

Asia Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 20-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

International Equity Portfolio Management Team
■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $45.9 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM

London-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

David Dick Executive Director	Senior Portfolio Manager— European Equity Fund	Since 1998	Mr. Dick joined the Investment
Adviser as a senior portfolio
manager on the European Equity
team in 1998. From 1990 to
1998, he was with Mercury
Asset Management, where he
was a portfolio manager for
European equity and was head
of Mercury’s European sector
strategy.

Gary Greenberg Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1999	Mr. Greenberg joined the
Investment Adviser as a
portfolio manager in 1999.
From 1998 to 1999, he was a
Managing Director and the lead
international portfolio manager
at Van Eck Global Asset
Management. Prior to that, he
was Chief Investment Officer for
Peregrine Asset Management in
Hong Kong from 1994 to 1998.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

James P. Hordern Executive Director	Senior Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Hordern joined the
Investment Adviser as a
portfolio manager in 1997. From
1991 to 1997, he was an
Assistant Director and portfolio
manager at Mercury Asset
Management on the European
Specialist Team.

Ralf Laier Vice President	Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Mr. Laier joined the Investment
Adviser as a portfolio manager
with a focus on Central/Eastern
European (CEE) and the
Commonwealth of Independent
States (CIS) in 1997. Prior to
joining the Investment Adviser,
from 1995 to 1997, he was Vice
President of Soros Global
Research, where he analyzed
investment opportunities in
CEE/CIS.

Susan Noble Managing Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1998 1998	Ms. Noble joined the Investment
Adviser as a senior portfolio
manager and head of the
European Equity Team in
October 1997. From 1986 to
1997, she worked at Fleming
Investment Management in
London, where she most
recently was Portfolio
Management Director for the
European equity investment
strategy and process.

Andrew Orchard Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Orchard joined the
Investment Adviser as a
portfolio manager in 1999. From
1994 to 1999 he was a portfolio
manager at Morgan Grenfell
Asset Management where he
managed global equity
portfolios and chaired Morgan
Grenfell’s Global Sector
Committee.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Robert Stewart Executive Director	Senior Portfolio Manager— European Equity Fund International Equity Fund	Since 1999 1999	Mr. Stewart joined the
Investment Adviser as a
portfolio manager in 1996. He is
a member of the European
Equity Team. From 1996 to 1998
he was a portfolio manager in
Japan where he managed
Japanese Equity Institutional
Portfolios. Prior to that Mr.
Stewart was a portfolio
manager at CINMan from 1989
to 1996 where he managed
international equities.

Danny Truell Managing Director	Senior Portfolio Manager— European Equity Fund International Equity	Since 1998 2000	Mr. Truell joined the Investment
Adviser as a senior portfolio
manager and head of UK
equities in 1998. From 1992 to
1996, he was Investment
Banking Executive Director for
SBC Warburg and Chief Asian
Equity Strategist.

Gabriella Antici Vice President Co-Head of Emerging Markets Equity	Senior Portfolio Manager— Emerging Markets Equity Fund	Since 1998	Ms. Antici joined the Investment
Adviser as a portfolio manager
in 1997. From 1994 to 1997, she
was a Vice President for HSBC
Asset Management, where she
was a portfolio manager for
emerging markets and head of
the Latin American Department.

Rory Bateman Executive Director	Portfolio Manager— European Equity Fund	Since 2000	Mr. Bateman joined the Investment Adviser as an equity analyst in 1996. Prior to that he was an analyst at CINMan covering European equities.

SERVICE PROVIDERS

New York-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1998	Ms. Brown joined the Investment
Adviser as a portfolio manager in
1998. From 1984 to 1998, she
was the director of Quantitative
Equity Research and served on
the Investment Policy Committee
at Prudential Securities.

Mark M. Carhart Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Carhart joined the
Investment Adviser as a member
of the Quantitative Research and
Risk Management team in 1997.
From August 1995 to September
1997, he was Assistant Professor
of Finance at the Marshall
School of Business at USC and a
Senior Fellow of the Wharton
Financial Institutions Center.

Raymond J. Iwanowski Managing Director	Portfolio Manager— CORE International Equity Fund	Since 1998	Mr. Iwanowski joined the
Investment Adviser as an
associate and portfolio
manager in 1997. From 1993 to
1997, he was a Vice President
and head of the Fixed
Derivatives Client Research
group at Salomon Brothers.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE International Equity Fund	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Singapore-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Alice Lui Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1999 1999 1999	Ms. Lui joined the Investment Adviser as a portfolio manager in 1990.

Ravi Shanker Vice President	Senior Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1997 1998 1999 1999	Mr. Shanker joined the
Investment Adviser as an
operations manager in 1997.
From July 1996 to 1997, he
worked for Goldman Sachs in
Singapore as a strategic
advisor for transactions
involving infrastructure
industries in Asia. From 1988 to
1996, he worked for Goldman
Sachs as an investment banker
in the Investment Banking
Division.

Siew-Hua Thio Vice President	Portfolio Manager— Asia Growth Fund Emerging Markets Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1998 1998 1998 1998	Ms. Thio joined the Investment
Adviser as a portfolio manager
in 1998. From 1997 to 1998,
she was Head of Research for
Indosuez WI Carr in Singapore.
From 1993 to 1997, she was a
research analyst at the same
firm.

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Toshiyuki Ejima Vice President	Portfolio Manager— Japanese Equity Fund	Since 1999	Mr. Ejima joined the Investment Adviser as a portfolio manager in April 1999. Prior to that he was a portfolio manager at Daiichi Mutual Life from 1993 to 1999 where he managed Japanese equities.

Shigeka Kouda Vice President	Portfolio Manager— International Growth Opportunities Fund	Since 1998	Mr. Kouda joined the
Investment Adviser as a
portfolio manager in 1997.
From 1992 to 1997, he was at
the Fixed Income Division of
Goldman Sachs (Japan)
Limited, where he was
extensively involved in
emerging markets trading as
well as International Fixed
Income institutional sales.

Shogo Maeda Managing Director	Senior Portfolio Manager— Japanese Equity Fund International Equity Fund International Growth Opportunities Fund	Since 1994 1994 1998	Mr. Maeda joined the Investment Adviser as a portfolio manager in 1994.

Miyako Shibamoto Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Ms. Shibamoto joined the Investment Adviser as a member of the Japanese Equity team in March 1998. From 1993 to 1998, she was a Vice President at Scudder Stevens and Clark (Japan).

Takeya Suzuki Vice President	Portfolio Manager— Japanese Equity Fund	Since 1998	Mr. Suzuki joined the
Investment Adviser as a
portfolio manager in 1996.
From 1990 to 1996, he was a
Japanese equity portfolio
manager at Nomura Investment
Management where he actively
managed assets for U.S.
pension funds.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (1) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?

Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the “ Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

SHAREHOLDER GUIDE

Note:  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?

Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by tele phone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■
Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check:  A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress

APPENDIX A

civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

APPENDIX A

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse -

quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders .

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling

APPENDIX A

of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 31, 2000 has been audited by PriceWaterhouseCoopers LLP whose report, along with the Funds’ financial statements, is included in the Funds’ annual reports (available upon request without charge). The information for all periods prior to the periods ended August 31, 2000, has been audited by the Funds’ previous independent accountants.

CORE INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,
2000 - Class A Shares	$10.87	$ 0.02	[c]	$ 0.74
2000 - Class B Shares	10.81	(0.04	) [c]	0.73
2000 - Class C Shares	10.82	(0.03	) [c]	0.72
2000 - Institutional Shares	11.00	0.09	[c]	0.75
2000 - Service Shares	10.93	0.05	[c]	0.73

For the Seven-month Period Ended August 31,
1999 - Class A Shares	9.98	0.05		0.84
1999 - Class B Shares	9.95	0.01		0.85
1999 - Class C Shares	9.96	0.01		0.85
1999 - Institutional Shares	10.06	0.09		0.85
1999 - Service Shares	10.02	0.01		0.90

For the Year Ended January 31,
1999 - Class A Shares	9.22	(0.01)		0.79
1999 - Class B Shares	9.21	—		0.74
1999 - Class C Shares	9.22	—		0.74
1999 - Institutional Shares	9.24	0.05		0.80
1999 - Service Shares	9.23	—		0.81

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	10.00	—		(0.78)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)		(0.77)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		(0.76)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02		(0.76)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		(0.78)

See page 99 for all footnotes.

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 0.76	$(0.05)	$(0.26)	$(0.31)	$11.32	6.92%	$147,409	1.66%
0.69	(0.02)	(0.26)	(0.28)	11.22	6.36	12,032	2.16
0.69	(0.02)	(0.26)	(0.28)	11.23	6.34	6,887	2.16
0.84	(0.10)	(0.26)	(0.36)	11.48	7.62	308,074	1.01
0.78	(0.09)	(0.26)	(0.35)	11.36	7.05	27	1.51

0.89	—	—	—	10.87	8.92	114,502	1.66	[b]
0.86	—	—	—	10.81	8.64	9,171	2.16	[b]
0.86	—	—	—	10.82	8.63	4,913	2.16	[b]
0.94	—	—	—	11.00	9.34	271,212	1.01	[b]
0.91	—	—	—	10.93	9.08	8	1.51	[b]

0.78	(0.02)	—	(0.02)	9.98	8.37	110,338	1.63
0.74	—	—	—	9.95	8.03	7,401	2.08
0.74	—	—	—	9.96	8.03	3,742	2.08
0.85	(0.03)	—	(0.03)	10.06	9.20	280,731	1.01
0.81	(0.02)	—	(0.02)	10.02	8.74	22	1.50

(0.78)	—	—	—	9.22	(7.66)	7,087	1.50	[b]
(0.79)	—	—	—	9.21	(7.90)	2,721	2.00	[b]
(0.78)	—	—	—	9.22	(7.80)	1,608	2.00	[b]
(0.74)	(0.02)	—	(0.02)	9.24	(7.45)	17,719	1.00	[b]
(0.77)	—	—	—	9.23	(7.70)	1	1.50	[b]

CORE INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.14%		1.75%		0.05%		92.10%
2000 - Class B Shares	(0.36)		2.25		(0.45)		92.10
2000 - Class C Shares	(0.34)		2.25		(0.43)		92.10
2000 - Institutional Shares	0.78		1.10		0.69		92.10
2000 - Service Shares	0.33		1.60		0.24		92.10

For the Seven-month Period Ended August 31,
1999 - Class A Shares	0.78	[b]	1.76	[b]	0.68	[b]	64.97
1999 - Class B Shares	0.26	[b]	2.26	[b]	0.16	[b]	64.97
1999 - Class C Shares	0.23	[b]	2.26	[b]	0.13	[b]	64.97
1999 - Institutional Shares	1.43	[b]	1.11	[b]	1.33	[b]	64.97
1999 - Service Shares	0.07	[b]	1.61	[b]	(0.03	) [b]	64.97

For the Year Ended January 31,
1999 - Class A Shares	(0.11)		1.94		(0.42)		194.61
1999 - Class B Shares	(0.03)		2.39		(0.34)		194.61
1999 - Class C Shares	(0.04)		2.39		(0.35)		194.61
1999 - Institutional Shares	0.84		1.32		0.53		194.61
1999 - Service Shares	0.02		1.81		(0.29)		194.61

For the Period Ended January 31,
1998 - Class A Shares (commenced August 15, 1997)	(0.27	) [b]	4.87	[b]	(3.90	) [b]	25.16
1998 - Class B Shares (commenced August 15, 1997)	(0.72	) [b]	5.12	[b]	(3.84	) [b]	25.16
1998 - Class C Shares (commenced August 15, 1997)	(0.73	) [b]	5.12	[b]	(3.85	) [b]	25.16
1998 - Institutional Shares (commenced August 15, 1997)	0.59	[b]	4.12	[b]	(2.53	) [b]	25.16
1998 - Service Shares (commenced August 15, 1997)	0.26	[b]	4.62	[b]	(2.86	) [b]	25.16

[This page intentionally left blank]

INTERNATIONAL EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$23.12	$(0.03	) [c]	$3.41	$3.38

2000 - Class B Shares	22.73	(0.16	) [c]	3.38	3.22

2000 - Class C Shares	22.54	(0.14	) [c]	3.35	3.21

2000 - Institutional Shares	23.49	0.14	[c]	3.46	3.60

2000 - Service Shares	23.14	(0.01	) [c]	3.45	3.44

For the Seven Months Ended August 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20

1999 - Class B Shares	21.63	(0.02)		1.12	1.10

1999 - Class C Shares	21.45	(0.03)		1.12	1.09

1999 - Institutional Shares	22.20	0.12	[c]	1.17 [c]	1.29

1999 - Service Shares	21.93	0.06		1.15	1.21

For the Years Ended January 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18

1999 - Class B Shares	19.70	(0.17)		3.21	3.04

1999 - Class C Shares	19.56	(0.15)		3.15	3.00

1999 - Institutional Shares	19.97	0.03		3.31	3.34

1999 - Service Shares	19.84	(0.04)		3.24	3.20

1998 - Class A Shares	19.32	0.03		2.04	2.07

1998 - Class B Shares	19.24	(0.08)		2.02	1.94

1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)

1998 - Institutional Shares	19.40	0.10		2.11	2.21

1998 - Service Shares	19.34	0.02		2.06	2.08

1997 - Class A Shares	17.20	0.10		2.23	2.33

1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54

1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19

1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85

1996 - Class A Shares	14.52	0.13		4.00	4.13

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.10)	$(0.24)	$(2.57)	$(2.91)	$23.59	14.68%	$1,343,869	1.79%

(0.07)	(0.17)	(2.57)	(2.81)	23.14	14.20	80,274	2.29

(0.09)	(0.20)	(2.57)	(2.86)	22.89	14.28	22,031	2.29

(0.14)	(0.32)	(2.57)	(3.03)	24.06	15.45	325,161	1.14

(0.11)	(0.25)	(2.57)	(2.93)	23.65	15.00	3,789	1.64

—	—	—	—	23.12	5.47	943,473	1.79	[b]

—	—	—	—	22.73	5.09	68,691	2.29	[b]

—	—	—	—	22.54	5.08	11,241	2.29	[b]

—	—	—	—	23.49	5.81	180,564	1.14	[b]

—	—	—	—	23.14	5.52	3,852	1.64	[b]

—	—	(1.11)	(1.11)	21.92	16.39	947,973	1.73

—	—	(1.11)	(1.11)	21.63	15.80	69,231	2.24

—	—	(1.11)	(1.11)	21.45	15.70	11,619	2.24

—	—	(1.11)	(1.11)	22.20	17.09	111,315	1.13

—	—	(1.11)	(1.11)	21.93	16.49	3,568	1.63

—	(0.30)	(1.24)	(1.54)	19.85	11.12	697,590	1.67

—	(0.25)	(1.23)	(1.48)	19.70	10.51	55,324	2.20

—	(0.38)	(1.24)	(1.62)	19.56	(5.92)	3,369	2.27	[b]

(0.07)	(0.33)	(1.24)	(1.64)	19.97	11.82	56,263	1.08

—	(0.35)	(1.23)	(1.58)	19.84	11.25	3,035	1.55

—	—	(0.21)	(0.21)	19.32	13.48	536,283	1.69

—	—	(0.21)	(0.21)	19.24	2.83	19,198	2.23	[b]

(0.03)	—	(0.21)	(0.24)	19.40	12.53	68,374	1.10	[b]

—	—	(0.21)	(0.21)	19.34	10.42	674	1.60	[b]

(0.58)	—	(0.87)	(1.45)	17.20	28.68	330,860	1.52

INTERNATIONAL EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.12)%		1.84%		(0.17)%		79.79%

2000 - Class B Shares	(0.65)		2.34		(0.70)		79.79

2000 - Class C Shares	(0.59)		2.34		(0.64)		79.79

2000 - Institutional Shares	0.54		1.19		0.49		79.79

2000 - Service Shares	(0.02)		1.69		(0.07)		79.79

For the Seven Months Ended August 31,

1999 - Class A Shares	0.31	[b]	1.84	[b]	0.26	[b]	61.10

1999 - Class B Shares	(0.19	) [b]	2.34	[b]	(0.24	) [b]	61.10

1999 - Class C Shares	(0.26	) [b]	2.34	[b]	(0.31	) [b]	61.10

1999 - Institutional Shares	0.89	[b]	1.19	[b]	0.84	[b]	61.10

1999 - Service Shares	0.47	[b]	1.69	[b]	0.42	[b]	61.10

For the Years Ended January 31,

1999 - Class A Shares	(0.28)		1.82		(0.37)		113.79

1999 - Class B Shares	(0.79)		2.32		(0.87)		113.79

1999 - Class C Shares	(0.98)		2.32		(1.06)		113.79

1999 - Institutional Shares	0.23		1.21		0.15		113.79

1999 - Service Shares	(0.18)		1.71		(0.26)		113.79

1998 - Class A Shares	(0.27)		1.80		(0.40)		40.82

1998 - Class B Shares	(0.90)		2.30		(1.00)		40.82

1998 - Class C Shares (commenced August 15, 1997)	(1.43	) [b]	2.37	[b]	(1.53	) [b]	40.82

1998 - Institutional Shares	0.30		1.18		0.20		40.82

1998 - Service Shares	(0.36)		1.65		(0.46)		40.82

1997 - Class A Shares	(0.07)		1.88		(0.26)		38.01

1997 - Class B Shares (commenced May 1, 1996)	(0.97	) [b]	2.38	[b]	(1.12	) [b]	38.01

1997 - Institutional Shares (commenced February 7, 1996)	0.43	[b]	1.25	[b]	0.28	[b]	38.01

1997 - Service Shares (commenced March 6, 1996)	(0.40	) [b]	1.75	[b]	(0.55	) [b]	38.01

1996 - Class A Shares	0.26		1.77		0.01		68.48

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EUROPEAN EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)

For the Year Ended August 31,

2000 - Class A Shares	$11.75	$ —	[c]	$ 2.78

2000 - Class B Shares	11.71	(0.04	) [c]	2.73

2000 - Class C Shares	11.72	(0.04	) [c]	2.75

2000 - Institutional Shares	11.82	0.10	[c]	2.79

2000 - Service Shares	11.76	0.01	[c]	2.80

For the Seven Months Ended August 31,

1999 - Class A Shares	12.20	0.05		(0.50)

1999 - Class B Shares	12.19	0.03		(0.51)

1999 - Class C Shares	12.20	0.04		(0.52)

1999 - Institutional Shares	12.23	0.18		(0.59)

1999 - Service Shares	12.20	0.08		(0.52)

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21

1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21

1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24

1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ 2.78	$(0.71)	$(0.71)	$13.82	24.04%	$139,966	1.79%

2.69	(0.71)	(0.71)	13.69	23.32	4,538	2.29

2.71	(0.71)	(0.71)	13.72	23.48	1,482	2.29

2.89	(0.71)	(0.71)	14.00	24.85	14,630	1.14

2.81	(0.71)	(0.71)	13.86	24.28	2	1.64

(0.45)	—	—	11.75	(3.69)	74,862	1.79	[b]

(0.48)	—	—	11.71	(3.94)	879	2.29	[b]

(0.48)	—	—	11.72	(3.93)	388	2.29	[b]

(0.41)	—	—	11.82	(3.35)	5,965	1.14	[b]

(0.44)	—	—	11.76	(3.61)	2	1.64	[b]

2.20	—	—	12.20	22.00	61,151	1.79	[b]

2.19	—	—	12.19	21.90	432	2.29	[b]

2.20	—	—	12.20	22.00	587	2.29	[b]

2.23	—	—	12.23	22.30	12,740	1.14	[b]

2.20	—	—	12.20	22.00	2	1.64	[b]

EUROPEAN EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.02%		2.17%		(0.36)%		98.10%

2000 - Class B Shares	(0.27)		2.67		(0.65)		98.10

2000 - Class C Shares	(0.26)		2.67		(0.64)		98.10

2000 - Institutional Shares	0.70		1.52		0.32		98.10

2000 - Service Shares	0.09		2.02		(0.29)		98.10

For the Seven Months Ended August 31,

1999 - Class A Shares	0.80	[b]	2.29	[b]	0.30	[b]	54.98

1999 - Class B Shares	0.43	[b]	2.79	[b]	(0.07	) [b]	54.98

1999 - Class C Shares	0.42	[b]	2.79	[b]	(0.08	) [b]	54.98

1999 - Institutional Shares	1.53	[b]	1.64	[b]	1.03	[b]	54.98

1999 - Service Shares	1.10	[b]	2.14	[b]	0.60	[b]	54.98

For the Period Ended January 31,

1999 - Class A Shares (commenced October 1, 1998)	(1.19	) [b]	2.80	[b]	(2.20	) [b]	70.77

1999 - Class B Shares (commenced October 1, 1998)	(1.78	) [b]	3.30	[b]	(2.79	) [b]	70.77

1999 - Class C Shares (commenced October 1, 1998)	(1.83	) [b]	3.30	[b]	(2.84	) [b]	70.77

1999 - Institutional Shares (commenced October 1, 1998)	(0.33	) [b]	2.15	[b]	(1.34	) [b]	70.77

1999 - Service Shares (commenced October 1, 1998)	(0.69	) [b]	2.65	[b]	(1.70	) [b]	70.77

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JAPANESE EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gains	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$16.24	$(0.20	) [c]	$1.67	$1.47

2000 - Class B Shares	16.14	(0.28	) [c]	1.68	1.40

2000 - Class C Shares	16.16	(0.28	) [c]	1.64	1.36

2000 - Institutional Shares	16.36	(0.09	) [c]	1.67	1.58

2000 - Service Shares	16.22	(0.16	) [c]	1.65	1.49

For the Seven Months Ended August 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18

1999 - Class B Shares	11.03	(0.09)		5.20	5.11

1999 - Class C Shares	11.04	(0.08)		5.20	5.12

1999 - Institutional Shares	11.10	(0.03)		5.29	5.26

1999 - Service Shares	11.04	(0.06)		5.24	5.18

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04

1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[b]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.21)	$(1.73)	$(1.94)	$15.77	8.47%	$69,741	1.74%

—	(0.18)	(1.73)	(1.91)	15.63	8.12	5,783	2.24

—	(0.21)	(1.73)	(1.94)	15.58	7.82	4,248	2.24

—	(0.25)	(1.73)	(1.98)	15.96	9.14	27,768	1.09

—	(0.15)	(1.73)	(1.88)	15.83	8.65	3	1.59

—	—	—	—	16.24	46.84	34,279	1.70	[b]

—	—	—	—	16.14	46.33	4,219	2.20	[b]

—	—	—	—	16.16	46.41	3,584	2.20	[b]

—	—	—	—	16.36	47.40	22,709	1.05	[b]

—	—	—	—	16.22	46.92	3	1.55	[b]

—	—	—	—	11.06	10.60	8,391	1.64	[b]

—	—	—	—	11.03	10.30	1,427	2.15	[b]

—	—	—	—	11.04	10.40	284	2.15	[b]

(0.01)	—	—	(0.01)	11.10	11.06	11,418	1.03	[b]

—	—	—	—	11.04	10.43	2	1.53	[b]

JAPANESE EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(1.20)%		2.10%		(1.56)%		60.76%

2000 - Class B Shares	(1.67)		2.60		(2.03)		60.76

2000 - Class C Shares	(1.66)		2.60		(2.02)		60.76

2000 - Institutional Shares	(0.53)		1.45		(0.89)		60.76

2000 - Service Shares	(0.94)		1.95		(1.30)		60.76

For the Seven Months Ended August 31,

1999 - Class A Shares	(1.17	) [b]	2.62	[b]	(2.09	) [b]	44.83

1999 - Class B Shares	(1.57	) [b]	3.12	[b]	(2.49	) [b]	44.83

1999 - Class C Shares	(1.81	) [b]	3.12	[b]	(2.73	) [b]	44.83

1999 - Institutional Shares	(0.37	) [b]	1.97	[b]	(1.29	) [b]	44.83

1999 - Service Shares	(0.74	) [b]	2.47	[b]	(1.66	) [b]	44.83

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.20	) [b]	4.18	[b]	(3.74	) [b]	53.29

1999 - Class B Shares (commenced May 1, 1998)	(1.76	) [b]	4.69	[b]	(4.30	) [b]	53.29

1999 - Class C Shares (commenced May 1, 1998)	(1.69	) [b]	4.69	[b]	(4.23	) [b]	53.29

1999 - Institutional Shares (commenced May 1, 1998)	(0.36	) [b]	3.57	[b]	(2.90	) [b]	53.29

1999 - Service Shares (commenced May 1, 1998)	(0.68	) [b]	4.07	[b]	(3.22	) [b]	53.29

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INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund)

		Income from investment operations

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares ;	$13.24	$(0.12	) [c]	$3.52	$3.40

2000 - Class B Shares	13.19	(0.18	) [c]	3.49	3.31

2000 - Class C Shares	13.19	(0.19	) [c]	3.49	3.30

2000 - Institutional Shares	13.35	(0.03	) [c]	3.57	3.54

2000 - Service Shares	13.24	(0.10	) [c]	3.54	3.44

For the Seven-month Period Ended August 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62

1999 - Class B Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Class C Shares	10.61	(0.08	) [c]	2.66	2.58

1999 - Institutional Shares	10.66	—		2.69	2.69

1999 - Service Shares	10.61	(0.02)		2.65	2.63

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62

1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61

1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61

1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67

1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61

APPENDIX B

Distributions to shareholders

In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$(0.52)	$(0.52)	$16.12	26.26%	$327,697	2.05%

—	(0.52)	(0.52)	15.98	25.66	2,827	2.55

—	(0.52)	(0.52)	15.97	25.58	3,672	2.55

—	(0.52)	(0.52)	16.37	27.12	187,075	1.40

—	(0.52)	(0.52)	16.16	26.57	3	1.90

—	—	—	13.24	24.67	69,458	2.05	[b]

—	—	—	13.19	24.32	303	2.55	[b]

—	—	—	13.19	24.32	419	2.55	[b]

—	—	—	13.35	25.24	65,772	1.40	[b]

—	—	—	13.24	24.79	2	1.90	[b]

—	—	—	10.62	6.20	33,002	2.02	[b]

—	—	—	10.61	6.10	213	2.51	[b]

—	—	—	10.61	6.10	175	2.51	[b]

(0.01)	—	(0.01)	10.66	6.67	36,992	1.40	[b]

—	—	—	10.61	6.10	2	1.90	[b]

INTERNATIONAL GROWTH OPPORTUNITIES FUND
(formerly International Small Cap Fund) (continued)

			Ratios assuming no expense reductions

	Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares ;	(0.79)%		2.22%		(0.96)%		73.43%

2000 - Class B Shares	(1.16)		2.72		(1.33)		73.43

2000 - Class C Shares	(1.23)		2.72		(1.40)		73.43

2000 - Institutional Shares	(0.19)		1.57		(0.36)		73.43

2000 - Service Shares	(0.63)		2.07		(0.80)		73.43

For the Seven-month Period Ended August 31,

1999 - Class A Shares	(0.68	) [b]	2.42	[b]	(1.05	) [b]	58.81

1999 - Class B Shares	(1.16	) [b]	2.92	[b]	(1.53	) [b]	58.81

1999 - Class C Shares	(1.21	) [b]	2.92	[b]	(1.58	) [b]	58.81

1999 - Institutional Shares	(0.05	) [b]	1.77	[b]	(0.42	) [b]	58.81

1999 - Service Shares	(0.35	) [b]	2.27	[b]	(0.72	) [b]	58.81

For the Period Ended January 31,

1999 - Class A Shares (commenced May 1, 1998)	(1.03	) [b]	3.60	[b]	(2.61	) [b]	96.11

1999 - Class B Shares (commenced May 1, 1998)	(1.30	) [b]	4.09	[b]	(2.88	) [b]	96.11

1999 - Class C Shares (commenced May 1, 1998)	(1.45	) [b]	4.09	[b]	(3.03	) [b]	96.11

1999 - Institutional Shares (commenced May 1, 1998)	(0.19	) [b]	2.98	[b]	(1.77	) [b]	96.11

1999 - Service Shares (commenced May 1, 1998)	(0.26	) [b]	3.48	[b]	(1.84	) [b]	96.11

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EMERGING MARKETS EQUITY FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$ 9.26	$(0.05	) [c]	$ 1.62	$ 1.57

2000 - Class B Shares	9.21	(0.11	) [c]	1.62	1.51

2000 - Class C Shares	9.24	(0.10	) [c]	1.61	1.51

2000 - Institutional Shares	9.37	0.01	[c]	1.64	1.65

2000 - Service Shares	9.05	0.01	[c]	1.57	1.58

For the Seven Months Ended August 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22

1999 - Class B Shares	7.03	(0.03)		2.21	2.18

1999 - Class C Shares	7.05	(0.03)		2.22	2.19

1999 - Institutional Shares	7.09	0.02		2.26	2.28

1999 - Service Shares	6.87	0.01		2.17	2.18

For the Year Ended January 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)

1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)

1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)

1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)

1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)

1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)

1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$10.83	16.95%	$64,279	2.11%

—	—	—	10.72	16.40	2,187	2.61

—	—	—	10.75	16.34	1,304	2.61

—	—	—	11.02	17.61	145,774	1.46

—	—	—	10.63	17.46	2	1.96

—	—	—	9.26	31.53	65,698	2.04	[b]

—	—	—	9.21	31.01	972	2.54	[b]

—	—	—	9.24	31.06	1,095	2.54	[b]

—	—	—	9.37	32.16	108,574	1.39	[b]

—	—	—	9.05	31.73	2	1.89	[b]

(0.07)	(0.22)	(0.29)	7.04	(24.32)	52,704	2.09

(0.07)	(0.21)	(0.28)	7.03	(24.51)	459	2.59

(0.07)	(0.20)	(0.27)	7.05	(24.43)	273	2.59

(0.08)	(0.23)	(0.31)	7.09	(23.66)	90,189	1.35

(0.07)	(0.21)	(0.28)	6.87	(26.17)	1	1.85

—	—	—	9.69	(3.10)	17,681	1.90	[b]

—	—	—	9.69	(3.10)	64	2.41	[b]

—	—	—	9.70	(3.00)	73	2.48	[b]

—	—	—	9.70	(3.00)	19,120	1.30	[b]

—	—	—	9.69	(3.10)	2	2.72	[b]

EMERGING MARKETS EQUITY FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.49)%		2.30%		(0.68)%		125.35%

2000 - Class B Shares	(1.00)		2.80		(1.19)		125.35

2000 - Class C Shares	(0.96)		2.80		(1.15)		125.35

2000 - Institutional Shares	0.13		1.65		(0.06)		125.35

2000 - Service Shares	0.14		2.15		(0.05)		125.35

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.15	) [b]	2.41	[b]	(0.52	) [b]	63.24

1999 - Class B Shares	(0.71	) [b]	2.91	[b]	(281.08	) [b]	63.24

1999 - Class C Shares	(0.85	) [b]	2.91	[b]	(1.22	) [b]	63.24

1999 - Institutional Shares	0.50	[b]	1.76	[b]	0.13	[b]	63.24

1999 - Service Shares	0.12	[b]	2.26	[b]	(0.25	) [b]	63.24

For the Year Ended January 31,

1999 - Class A Shares	0.80		2.53		0.36		153.67

1999 - Class B Shares	0.19		3.03		(0.25)		153.67

1999 - Class C Shares	0.28		3.03		(0.16)		153.67

1999 - Institutional Shares	1.59		1.79		1.15		153.67

1999 - Service Shares	(1.84)		2.29		(2.28)		153.67

For the Period Ended January 31,

1998 - Class A Shares (commenced December 15, 1997)	0.55	[b]	5.88	[b]	(3.43	) [b]	3.35

1998 - Class B Shares (commenced December 15, 1997)	0.05	[b]	6.39	[b]	(3.93	) [b]	3.35

1998 - Class C Shares (commenced December 15, 1997)	(0.27	) [b]	6.46	[b]	(4.25	) [b]	3.35

1998 - Institutional Shares (commenced December 15, 1997)	0.80	[b]	5.28	[b]	(3.18	) [b]	3.35

1998 - Service Shares (commenced December 15, 1997)	(0.05	) [b]	6.70	[b]	(4.03	) [b]	3.35

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ASIA GROWTH FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$11.07	$(0.05	) [c]	$ 0.14	$ 0.09

2000 - Class B Shares	10.88	(0.11	) [c]	0.14	0.03

2000 - Class C Shares	10.85	(0.11	) [c]	0.14	0.03

2000 - Institutional Shares	11.24	0.01	[c]	0.16	0.17

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28

1999 - Class B Shares	7.68	(0.04)		3.24	3.20

1999 - Class C Shares	7.68	(0.04)		3.21	3.17

1999 - Institutional Shares	7.91	0.01		3.36	3.37

For the Years Ended January 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)

1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)

1999 - Class C Shares	8.29	—		(0.61)	(0.61)

1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)

1998 - Class A Shares	16.31	—		(7.90)	(7.90)

1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)

1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)

1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)

1997 - Class A Shares	16.49	0.06		(0.11)	(0.05)

1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)		(0.48)	(0.53)

1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04		(0.11)	(0.07)

1996 - Class A Shares	13.31	0.17		3.44	3.61

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$ —	$11.16	0.72%	$ 86,458	1.85%

—	—	—	—	10.91	0.18	6,849	2.35

—	—	—	—	10.88	0.18	2,265	2.35

—	—	—	—	11.41	1.42	5,236	1.20

			—

—	—	—	—	11.07	42.11	84,269	1.85	[b]

—	—	—	—	10.88	41.67	7,258	2.35	[b]

—	—	—	—	10.85	41.28	2,281	2.35	[b]

—	(0.04)	—	(0.04)	11.24	42.61	12,363	1.20	[b]

			—

—	—	—	—	7.79	(7.04)	59,940	1.93

—	—	—	—	7.68	(7.58)	4,190	2.45

—	—	—	—	7.68	(7.36)	999	2.45

—	—	—	—	7.91	(6.28)	4,200	1.16

—	(0.03)	—	(0.03)	8.38	(48.49)	87,437	1.75

—	(0.03)	—	(0.03)	8.31	(48.70)	3,359	2.30

—	(0.03)	—	(0.03)	8.29	(47.17)	436	2.35	[b]

(0.03)	—	—	(0.03)	8.44	(48.19)	874	1.11

(0.12)	—	(0.01)	(0.13)	16.31	(1.01)	263,014	1.67

(0.51)	(0.03)	—	(0.54)	16.24	(6.02)	3,354	2.21	[b]

(0.11)	(0.06)	(0.04)	(0.21)	16.33	(1.09)	13,322	1.10	[b]

(0.12)	(0.14)	(0.17)	(0.43)	16.49	26.49	205,539	1.77

ASIA GROWTH FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.39)%		2.30%		(0.84)%		207.22%

2000 - Class B Shares	(0.91)		2.80		(1.36)		207.22

2000 - Class C Shares	(0.91)		2.80		(1.36)		207.22

2000 - Institutional Shares	0.12		1.65		(0.33)		207.22

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.38	) [b]	2.27	[b]	(0.80	) [b]	96.58

1999 - Class B Shares	(0.90	) [b]	2.77	[b]	(1.32	) [b]	96.58

1999 - Class C Shares	(0.89	) [b]	2.77	[b]	(1.31	) [b]	96.58

1999 - Institutional Shares	(0.14	) [b]	1.62	[b]	(0.28	) [b]	96.58

For the Years Ended January 31,

1999 - Class A Shares	0.63		2.48		0.08		106.00

1999 - Class B Shares	0.10		2.97		(0.42)		106.00

1999 - Class C Shares	0.10		2.97		(0.42)		106.00

1999 - Institutional Shares	1.10		1.68		0.58		106.00

1998 - Class A Shares	0.31		1.99		0.07		105.16

1998 - Class B Shares	(0.29)		2.50		(0.49)		105.16

1998 - Class C Shares (commenced August 15, 1997)	(0.26	) [b]	2.55	[b]	(0.46	) [b]	105.16

1998 - Institutional Shares	0.87		1.31		0.67		105.16

1997 - Class A Shares	0.20		1.87		—		48.40

1997 - Class B Shares (commenced May 1, 1996)	(0.56	) [b]	2.37	[b]	(0.72	) [b]	48.40

1997 - Institutional Shares (commenced February 2, 1996)	0.54	[b]	1.26	[b]	0.38	[b]	48.40

1996 - Class A Shares	1.05		2.02		0.80		88.80

APPENDIX B

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies

	3	Goldman Sachs CORE International Equity Fund

	4	Goldman Sachs International Equity Fund

	5	Goldman Sachs European Equity Fund

	6	Goldman Sachs Japanese Equity Fund

	8	Goldman Sachs International Growth Opportunities Fund

	9	Goldman Sachs Emerging Markets Equity Fund

	11	Goldman Sachs Asia Growth Fund

14	Other Investment Practices and Securities

18	Principal Risks of the Funds

21	Fund Performance

30	Fund Fees and Expenses

34	Service Providers

43	Dividends

44	Shareholder Guide

	44	How To Buy Shares

	47	How to Sell Shares

52	Taxation

54	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

72	Appendix B Financial Highlights

International Equity Funds
Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

CORE SM is a service mark of Goldman, Sachs & Co.

EQINTLPROSVC

Prospectus

GOLDMAN SACHS DOMESTIC EQUITY FUNDS

Class A, B and C Shares

December 29, 2000

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORE SM Large Cap Value Fund

■	Goldman Sachs CORE SM U.S. Equity Fund

■	Goldman Sachs CORE SM Large Cap Growth Fund

■	Goldman Sachs CORE SM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity)

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.” ;

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:
■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:
■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:
1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

GENERAL INVESTMENT MANAGEMENT APPROACH

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives and Strategies

Goldman Sachs
Balanced Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large capitalization U.S. stocks and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies (“emerging countries”) and equity securities quoted in foreign currencies. A portion of the Fund’s portfolio of equity securities may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:
■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

Goldman Sachs
Growth and Income Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large capitalization U.S. equity securities with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity securities of large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. stocks

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity securities to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Stocks of small capitalization U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000® Index, the Fund may, but is not required to, sell the security.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity securities that offer long-term capital appreciation with a primary focus on mid-capitalization companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap Value Index

Investment Focus:	Mid-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment (currently between $20 million and $3 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large capitalization U.S. equity securities that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

[This page intentionally left blank]

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit, Currency, Index, Interest Rate and Mortgage Swaps*	15	—	—	—

Cross Hedging of Currencies	•	•	•	•

Custodial Receipts	•	•	•	•

Equity Swaps*	15	15	15	15

Foreign Currency Transactions**	• [1]	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	• [2]	• [3]

Interest Rate Caps, Floors and Collars	•	—	—	—

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10	10

Loan Participations	•	—	—	—

Mortgage Dollar Rolls	•	—	—	—

Options on Foreign Currencies [4]	•	•	•	•

Options on Securities and Securities Indices [5]	•	•	•	•

Repurchase Agreements	•	•	•	•

Reverse Repurchase Agreements (for investment purposes)	•	—	—	—

Securities Lending	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	25	25	—	—

Unseasoned Companies	•	•	•	•

Warrants and Stock Purchase Rights	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
1	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
2	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
3	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
4	The Funds may purchase and sell call and put options.
5	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

15	15	15	15	15	15	15	15

•	•	•	•	•	•	•	•

• [2]	• [2]	•	•	•	•	•	•

—	—	—	—	—	—	—	—

10	10	10	10	10	10	10	10

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

—	—	—	—	—	—	—	—

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	25	25	25	25	25	25

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund		Growth and Income Fund		CORE Large Cap Value Fund		CORE U.S. Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•		•		• [6]		• [6]

Asset-Backed and Mortgage-Backed Securities [7]	•		•		—		—

Bank Obligations [7]	•		•		•		•

Convertible Securities [8]	•		•		•		•

Corporate Debt Obligations [7]	•		•		• [9]		• [9]

Equity Securities	45-65		65	+	90	+	90	+

Emerging Country Securities	10 [10]		25	[10]	—		—

Fixed Income Securities [11]	35-45	[18]	35		10	[9]	10	[9]

Foreign Securities	10 [10]		25	[10]	• [14]		• [14]

Foreign Government Securities [7]	•		—		—		—

Municipal Securities	•		—		—		—

Non-Investment Grade Fixed Income Securities	10 [15]		10	[16]	—		—

Real Estate Investment Trusts	•		•		•		•

Stripped Mortgage Backed Securities [7]	•		—		—		—

Structured Securities*	•		•		•		•

Temporary Investments	100		100		35		35

U.S. Government Securities [7]	•		•		•		•

Yield Curve Options and Inverse Floating Rate Securities	•		—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
6	The CORE Funds may not invest in European Depositary Receipts.
7	Limited by the amount the Fund invests in fixed-income securities.
8
Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

9	Cash equivalents only.
10
The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
12
The Mid Cap Value Fund may invest in the aggregate up to 35% of its total assets is (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and (2) fixed-income securities.

13
The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and (2) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund		Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

• [6]	• [6]	•		•	•	•	•	•

—	—	•		•	•	•	•	•

•	•	•		•	•	•	•	•

•	•	•		•	•	•	•	•

• [9]	• [9]	•		•	•	•	•	•

90+	90+	90	+	90+	90+	65+	65+	90+

—	—	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	—

10 [9]	10 [9]	•		•	•	35 [12]	35 [13]	10

• [14]	• [14]	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	25

—	—	—		—	—	—	—	—

—	—	—		—	—	—	—	—

—	—	10	[16]	10 [16]	10 [16]	10 [17]	35 [16]	10 [16]

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

•	•	•		•	•	•	•	•

35	35	100		100	100	100	100	100

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

14	Equity securities of foreign issuers must be traded in the United States.
15	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s.
16	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.
17	Must be B or higher by Standard & Poor’s or B or higher by Moody’s.
18	The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable — Not applicable	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Small Cap Equity Fund

Credit/Default	•	•	•	•	•	•

Foreign	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•

Small Cap	—	—	—	—	—	•

Stock	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Initial Public Offering (“IPO”)	—	—	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	—	—	•	•	—

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	•	•	•	•	—

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A
Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted

PRINCIPAL RISKS OF THE FUNDS

from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Strategic Growth, Growth Opportunities and Large Cap Value Funds commenced operations on May 24, 1999, May 24, 1999 and December 15, 1999, respectively. Since these Funds have less than one calendar year’s performance, no performance information is provided in this section.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 2.16%. Best Quarter Q2 ’97 +9.92% Worst Quarter Q3 ’98 -8.71%

28.09%
17.68%
19.63%
3.59%
8.86%
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 10/12/94)
Including Sales Charges	2.86%	13.96%	13.10%
S&P 500® Index*	21.04%	28.54%	27.00%
Lehman Brothers Aggregate Bond Index**	(0.82)%	7.73%	7.46%

Class B (Inception 5/1/96)
Including CDSC	2.78%	N/A	10.76%
S&P 500® Index*	21.04%	N/A	26.74%
Lehman Brothers Aggregate Bond Index**	(0.82)%	N/A	6.36%

Class C (Inception 8/15/97)
Including CDSC	7.01%	N/A	5.20%
S&P 500® Index*	21.04%	N/A	23.21%
Lehman Brothers Aggregate Bond Index**	(0.82)%	N/A	5.14%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

**	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -.92%. Best Quarter Q2 ’97 +15.18% Worst Quarter Q3 ’98 -16.97%

33.49%
25.98%
27.89%
5.91%
5.80%
-5.44%
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 2/5/93)
Including Sales Charges	0.00%	15.26%	12.98%
S&P 500® Index*	21.04%	28.54%	21.37%

Class B (Inception 5/1/96)
Including CDSC	(0.29)%	N/A	10.26%
S&P 500® Index*	21.04%	N/A	26.74%

Class C (Inception 8/15/97)
Including CDSC	3.94%	N/A	(0.71)%
S&P 500® Index*	21.04%	N/A	23.21%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Value Fund
TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 2.48%. Best Quarter Q2 ’99 +10.41% Worst Quarter Q3 ’99 -8.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 12/31/98)
Including Sales Charges	2.87%	2.86%
Russell 1000® Value Index*	7.34%	7.34%

Class B (Inception 12/31/98)
Including CDSC	2.95%	3.95%
Russell 1000® Value Index*	7.34%	7.34%

Class C (Inception 12/31/98)
Including CDSC	7.06%	8.05%
Russell 1000® Value Index*	7.34%	7.34%

*
The Russell 1000® Value Index (inception date 1/1/99) is a market capitalization weighted index of the 1,000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -0.40%. Best Quarter Q4 ’98 +21.44% Worst Quarter Q3 ’98 -14.69%

-0.04%
12.76%
1.30%
35.24%
21.31%
31.80%
21.25%
22.85%
1992
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 5/24/91)
Including Sales Charges	16.08%	24.93%	16.84%
S&P 500® Index*	21.04%	28.54%	19.87%

Class B (Inception 5/1/96)
Including CDSC	16.39%	N/A	22.70%
S&P 500® Index*	21.04%	N/A	26.74%

Class C (Inception 8/15/97)
Including CDSC	20.84%	N/A	19.73%
S&P 500® Index*	21.04%	N/A	23.21%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was -0.87%. Best Quarter Q4 ’98 +25.47% Worst Quarter Q3 ’98 -13.95%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 5/1/97)
Including Sales Charges	28.83%	30.63%
Russell 1000® Growth Index*	33.15%	35.42%

Class B (Inception 5/1/97)
Including CDSC	30.31%	31.76%
Russell 1000® Growth Index*	33.15%	35.42%

Class C (Inception 8/15/97)
Including CDSC	34.40%	27.94%
Russell 1000® Growth Index*	33.15%	31.26%

*	The Russell 1000® Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund
TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 6.96%. Best Quarter Q4 ’99 +15.26% Worst Quarter Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	10.20%	4.85%
Russell 2000® Index*	21.26%	10.21%

Class B (Inception 8/15/97)
Including CDSC	10.78%	5.42%
Russell 2000® Index*	21.26%	10.21%

Class C (Inception 8/15/97)
Including CDSC	14.97%	6.71%
Russell 2000® Index*	21.26%	10.21%

*	The Russell 2000® Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 0.29%. Best Quarter Q4 ’98 +24.31% Worst Quarter Q3 ’98 -11.44%

31.92%
23.35%
14.17%
-1.10%
25.75%
21.32%
35.31%
33.88%
27.23%
1991
1992
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 4/20/90)
Including Sales Charges	20.24%	27.15%	19.81%
S&P 500® Index*	21.04%	28.54%	19.33%

Class B (Inception 5/1/96)
Including CDSC	20.78%	N/A	28.09%
S&P 500® Index*	21.04%	N/A	26.74%

Class C (Inception 8/15/97)
Including CDSC	25.22%	N/A	27.67%
S&P 500® Index*	21.04%	N/A	23.21%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 17.88%. Best Quarter Q2 ’99 +21.13% Worst Quarter Q3 ’98 -20.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Class A (Inception 8/15/97)
Including Sales Charges	(6.07)%	(4.27)%
Russell Midcap Value Index*	(0.10)%	6.38%

Class B (Inception 8/15/97)
Including CDSC	(6.32)%	(3.87)%
Russell Midcap Value Index*	(0.10)%	6.38%

Class C (Inception 8/15/97)
Including CDSC	(2.37)%	(2.58)%
Russell Midcap Value Index*	(0.10)%	6.38%

*The Russell Midcap Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN
CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2000 was 26.61%. Best Quarter Q2 ’99 +30.13% Worst Quarter Q3 ’98 -32.23%

31.16%
-14.82%
8.62%
21.77%
30.18%
-16.87%
-2.17%
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Class A (Inception 10/22/92)
Including Sales Charges	(7.55)%	5.77%	7.65%
Russell 2000® Value Index*	(1.49)%	13.13%	13.94%

Class B (Inception 5/1/96)
Including CDSC	(7.72)%	N/A	1.13%
Russell 2000® Value Index*	(1.49)%	N/A	9.06%

Class C (Inception 8/15/97)
Including CDSC	(3.84)%	N/A	(6.15)%
Russell 2000® Value Index*	(1.49)%	N/A	0.81%

*The Russell 2000® Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Balanced Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.39%		0.39%		0.39%

Total Fund Operating Expenses*	1.29%		2.04%		2.04%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.15%	1.90%	1.90%

FUND FEES AND EXPENSES

	Growth and Income Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.70%		0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.18%		1.93%		1.93%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth and Income Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current expense limitations)	1.18%	1.93%	1.93%

Fund Fees and Expenses continued

	CORE Large Cap Value Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.60%		0.60%		0.60%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	1.17%		1.92%		1.92%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Value Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.10%	1.85%	1.85%

FUND FEES AND EXPENSES

	CORE U.S. Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees [7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.23%		1.98%		1.98%

See page 48 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE U.S. Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.14%	1.89%	1.89%

Fund Fees and Expenses continued

	CORE Large Cap Growth Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees [7]	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1. 24%		1.99%		1.99%

See page 48 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Large Cap Growth Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees [7]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.21%	0.21%	0.21%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.16%	1.91%	1.91%

FUND FEES AND EXPENSES

	CORE Small Cap Equity Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.45%		0.45%		0.45%

Total Fund Operating Expenses*	1.55%		2.30%		2.30%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Small Cap Equity Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current expense limitations)	1.33%	2.08%	2.08%

Fund Fees and Expenses continued

	Capital Growth Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.22%		0.22%		0.22%

Total Fund Operating Expenses*	1.47%		2.22%		2.22%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Capital Growth Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.44%	2.19%	2.19%

FUND FEES AND EXPENSES

	Strategic Growth Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.38%		0.38%		0.38%

Total Fund Operating Expenses*	1.63%		2.38%		2.38%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Strategic Growth Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.44%	2.19%	2.19%

Fund Fees and Expenses continued

	Growth Opportunities Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.36%		0.36%		0.36%

Total Fund Operating Expenses*	1.61%		2.36%		2.36%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth Opportunities Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.30%	0.30%	0.30%

Total Fund Operating Expenses (after current expense limitations)	1.55%	2.30%	2.30%

FUND FEES AND EXPENSES

	Mid Cap Value Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.34%		0.34%		0.34%

Total Fund Operating Expenses*	1.34%		2.09%		2.09%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Mid Cap Value Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.29%	2.04%	2.04%

Fund Fees and Expenses continued

	Small Cap Value Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	0.32%		0.32%		0.32%

Total Fund Operating Expenses*	1.57%		2.32%		2.32%

See page 48 for all other footnotes.

*
As a result of the current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small Cap Value Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

FUND FEES AND EXPENSES

	Large Cap Value Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]

Management Fees	0.75%		0.75%		0.75%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [8]	2.30%		2.30%		2.30%

Total Fund Operating Expenses*	3.30%		4.05%		4.05%

See page 48 for all other footnotes.

*
As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Large Cap Value Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	2.00%	2.00%

Fund Fees and Expenses continued

[1]
The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.

[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses.
[7]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[8]
“Other Expenses” include transfer agency fees equal to 0.19% of the average daily net assets of each Fund’ s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Balanced	0.06%

Growth and Income	0.05%

CORE Large Cap Value	0.06%

CORE U.S. Equity	0.00%

CORE Large Cap Growth	0.02%

CORE Small Cap Equity	0.04%

Capital Growth	0.00%

Strategic Growth	0.00%

Growth Opportunities	0.11%

Mid Cap Value	0.10%

Small Cap Value	0.06%

Large Cap Value	0.06%

FUND FEES AND EXPENSES

Example
The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced
Class A Shares	$674	$936	$1,219	$2,021
Class B Shares
– Assuming complete redemption at end of period	$707	$940	$1,298	$2,176
– Assuming no redemption	$207	$640	$1,098	$2,176
Class C Shares
– Assuming complete redemption at end of period	$307	$640	$1,098	$2,369
– Assuming no redemption	$207	$640	$1,098	$2,369

Growth and Income
Class A Shares	$664	$904	$1,163	$1,903
Class B Shares
– Assuming complete redemption at end of period	$696	$906	$1,242	$2,059
– Assuming no redemption	$196	$606	$1,042	$2,059
Class C Shares
– Assuming complete redemption at end of period	$296	$606	$1,042	$2,254
– Assuming no redemption	$196	$606	$1,042	$2,254

CORE Large Cap Value
Class A Shares	$663	$901	$1,158	$1,892
Class B Shares
– Assuming complete redemption at end of period	$695	$903	$1,237	$2,048
– Assuming no redemption	$195	$603	$1,037	$2,048
Class C Shares
– Assuming complete redemption at end of period	$295	$603	$1,037	$2,243
– Assuming no redemption	$195	$603	$1,037	$2,243

Fund Fees and Expenses continued

Fund	1 Year	3 Years	5 Years	10 Years

CORE U.S. Equity
Class A Shares	$668	$ 919	$1,188	$1,957
Class B Shares
– Assuming complete redemption at end of period	$701	$ 921	$1,268	$2,113
– Assuming no redemption	$201	$ 621	$1,068	$2,113
Class C Shares
– Assuming complete redemption at end of period	$301	$ 621	$1,068	$2,306
– Assuming no redemption	$201	$ 621	$1,068	$2,306

CORE Large Cap Growth
Class A Shares	$669	$ 922	$1,194	$1,967
Class B Shares
– Assuming complete redemption at end of period	$702	$ 924	$1,273	$2,123
– Assuming no redemption	$202	$ 624	$1,073	$2,123
Class C Shares
– Assuming complete redemption at end of period	$302	$ 624	$1,073	$2,317
– Assuming no redemption	$202	$ 624	$1,073	$2,317

CORE Small Cap Equity
Class A Shares	$699	$1,013	$1,348	$2,294
Class B Shares
– Assuming complete redemption at end of period	$733	$1,118	$1,430	$2,448
– Assuming no redemption	$233	$ 718	$1,230	$2,448
Class C Shares
– Assuming complete redemption at end of period	$333	$ 718	$1,230	$2,636
– Assuming no redemption	$233	$ 718	$1,230	$2,636

Capital Growth
Class A Shares	$691	$ 989	$1,309	$2,211
Class B Shares
– Assuming complete redemption at end of period	$725	$1,094	$1,390	$2,365
– Assuming no redemption	$225	$ 694	$1,190	$2,365
Class C Shares
– Assuming complete redemption at end of period	$325	$ 694	$1,190	$2,554
– Assuming no redemption	$225	$ 694	$1,190	$2,554

Strategic Growth
Class A Shares	$707	$1,036	$1,388	$2,376
Class B Shares
– Assuming complete redemption at end of period	$741	$1,042	$1,470	$2,530
– Assuming no redemption	$241	$ 742	$1,270	$2,530
Class C Shares
– Assuming complete redemption at end of period	$341	$ 742	$1,270	$2,716
– Assuming no redemption	$241	$ 742	$1,270	$2,716

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Growth Opportunities
Class A Shares	$ 705	$ 1,030	$ 1,378	$ 2,356
Class B Shares
– Assuming complete redemption at end of period	$ 739	$ 1,036	$ 1,460	$ 2,510
– Assuming no redemption	$ 239	$ 736	$ 1,260	$ 2,510
Class C Shares
– Assuming complete redemption at end of period	$ 339	$ 736	$ 1,260	$ 2,696
– Assuming no redemption	$ 239	$ 736	$ 1,260	$ 2,696

Mid Cap Value
Class A Shares	$ 679	$ 951	$ 1,244	$ 2,074
Class B Shares
– Assuming complete redemption at end of period	$ 712	$ 955	$ 1,344	$ 2,229
– Assuming no redemption	$ 212	$ 655	$ 1,124	$ 2,229
Class C Shares
– Assuming complete redemption at end of period	$ 312	$ 655	$ 1,124	$ 2,421
– Assuming no redemption	$ 212	$ 655	$ 1,124	$ 2,421

Small Cap Value
Class A Shares	$ 701	$ 1,018	$ 1,358	$ 2,315
Class B Shares
– Assuming complete redemption at end of period	$ 735	$ 1,024	$ 1,440	$ 2,468
– Assuming no redemption	$ 235	$ 724	$ 1,240	$ 2,468
Class C Shares
– Assuming complete redemption at end of period	$ 335	$ 724	$ 1,240	$ 2,656
– Assuming no redemption	$ 235	$ 724	$ 1,240	$ 2,656

Large Cap Value
Class A Shares	$ 865	$ 1,510	$ 2,177	$ 3,947
Class B Shares
– Assuming complete redemption at end of period	$ 907	$ 1,532	$ 2,274	$ 4,090
– Assuming no redemption	$ 407	$ 1,232	$ 2,074	$ 4,090
Class C Shares
– Assuming complete redemption at end of period	$ 507	$ 1,232	$ 2,074	$ 4,248
– Assuming no redemption	$ 407	$ 1,232	$ 2,074	$ 4,248

Fund Fees and Expenses continued

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Balanced
32 Old Slip	Growth and Income
New York, New York 10005	CORE Large Cap Value
CORE Large Cap Growth
CORE Small Cap Equity
Strategic Growth
Growth Opportunities
Mid Cap Value
Small Cap Value
Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”)	CORE U.S. Equity
32 Old Slip	Capital Growth
New York, New York 10005

GSAM and GSFM are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSFM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.64%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

SERVICE PROVIDERS

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team
■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

Value Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Senior Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Matthew B. McLennan Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 1996 1998	Mr. McLennan joined the
Investment Adviser as a research
analyst in 1995 and became a
portfolio manager in 1996. From
1994 to 1995, he worked in the
Investment Banking Division of
Goldman Sachs in Australia.

Meera Mayer Vice President	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Mayer joined the Investment
Adviser as a senior portfolio
manager in November 1999. From
July 1999 to November 1999, she
worked at Oppenheimer Funds as a
senior equity analyst. From 1995 to
March 1999, she worked at Spears,
Benzak, Salomon and Farrell as a
managing director and portfolio
manager.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Chip Otness Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 2000 2000	Mr. Otness joined the Investment
Adviser as a senior portfolio
manager in 2000. From 1998 to
2000, he headed Dolphin Asset
Management. From 1970 to 1998,
he worked at J.P. Morgan, most
recently as a managing director
and senior portfolio manager
responsible for small-cap
institutional equity investments.

Eileen Rominger Managing Director	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Rominger joined the
Investment Adviser as a senior
portfolio manager and Chief
Investment Officer of the Value
Equity team in 1999. From 1981 to
1999, she worked at Oppenheimer
Capital, most recently as a senior
portfolio manager.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

SERVICE PROVIDERS

Growth Equity Investment Team
■	18 year consistent investment style applied through diverse and complete market cycles
■	More than $22 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 150 years combined investment experience

Growth Equity Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities	Since 1997 1997 1999 1999	Mr. Adler joined the Investment Adviser as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty Investment Management, Inc. (“Liberty”).

Steve Barry Vice President	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Robert G. Collins Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Collins joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment
Adviser as a senior portfolio
manager and Chief Investment
Officer of the Growth Equity team
in 1997. From 1994 to 1997, he
was the Chief Investment Officer
and Chairman of Liberty.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment
Adviser as portfolio manager and
Co-Chair of the Growth Equity
Investment Committee in 1997.
From 1990 to 1997, he was a
portfolio manager at Liberty and
its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty.

Fixed-Income Portfolio Management Team
■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $49 billion in fixed-income assets for retail, institutional and high net worth clients

Fixed-Income Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser as a portfolio manager in 1990.

C. Richard Lucy Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Lucy joined the Investment Adviser as a portfolio manager in 1992.

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:
■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:
■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:
Your Authorized Dealer
–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711
–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–
Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is determined by a Fund’s NAV and share class. Each class calculates its NAV as follows:

(Value of Assets of the Class)
– (Liabilities of the Class)
NAV =
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each share class is calculated by the Fund’s custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***
The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
■
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

■
Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

SHAREHOLDER GUIDE

■
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■
Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?
■
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your invest ment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

SHAREHOLDER GUIDE

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■
When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■
To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■
Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■
Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:
■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

SHAREHOLDER GUIDE

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.

■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■
The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■
A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.

■
Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:
■
Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund on which the distributions are paid. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

■
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?

You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to:
Goldman Sachs Funds
c/o NFDS
P.O. Box 219711
Kansas City, MO 64121-9711
or for overnight delivery -
Goldman Sachs Funds
c/o NFDS
330 West 9th St.
Poindexter Bldg., 1st Floor
Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■
The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

■
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.

SHAREHOLDER GUIDE

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■
Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■
You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■
Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.

■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:
■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

SHAREHOLDER GUIDE

■
You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
■
It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?

You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?

Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■
A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

SHAREHOLDER GUIDE

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (applicable to Goldman Sachs International Equity Funds), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

APPENDIX A

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse-

quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders .

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market

APPENDIX A

price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest-

ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Invest ment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for all periods prior to the periods ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain (loss)	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$20.38	$0.60	[c]	$ 1.75	$2.35

2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18

2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19

2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46

2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven Months Ended August 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13

1999 - Class B Shares	20.37	0.22		(0.18)	0.04

1999 - Class C Shares	20.34	0.23		(0.19)	0.04

1999 - Institutional Shares	20.48	0.53		(0.35)	0.18

1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78

1999 - Class B Shares	20.20	0.41		0.21	0.62

1999 - Class C Shares	20.17	0.41		0.21	0.62

1999 - Institutional Shares	20.29	0.64		0.20	0.84

1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23

1998 - Class B Shares	18.73	0.50		2.57	3.07

1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49

1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58

1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13

1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

1996 - Class A Shares	14.22	0.51		3.43	3.94

See page 150 for all footnotes.

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return [a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.50)	$ —	$(0.81)	$(1.31)	$21.42	12.00%	$135,632	1.12%

(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87

(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87

(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72

(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]

(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]

(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]

(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]

(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04

(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80

(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80

(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73

(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00

(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76

(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]

(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]

(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00

(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

(0.50)	—	(0.35)	(0.85)	17.31	28.10	50,928	1.00

BALANCED FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate[d]

For The Year Ended August 31,

2000 - Class A Shares	2.94%		1.29%		2.77%		153.69%

2000 - Class B Shares	2.19		2.04		2.02		153.69

2000 - Class C Shares	2.19		2.04		2.02		153.69

2000 - Institutional Shares	3.46		0.89		3.29		153.69

2000 - Service Shares	2.86		1.39		2.69		153.69

For The Seven Months Ended August 31,

1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90.41

1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90.41

1999 - Class C Shares	1.84	[b]	62.07	[b]	1.62	[b]	90.41

1999 - Institutional Shares	2.96	[b]	60.92	[b]	2.74	[b]	90.41

1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90.41

For The Years Ended January 31,

1999 - Class A Shares	2.90		1.45		2.49		175.06

1999 - Class B Shares	2.16		2.02		1.94		175.06

1999 - Class C Shares	2.17		2.02		1.95		175.06

1999 - Institutional Shares	3.22		0.95		3.00		175.06

1999 - Service Shares	2.77		1.45		2.55		175.06

1998 - Class A Shares	2.94		1.57		2.37		190.43

1998 - Class B Shares	2.14		2.07		1.83		190.43

1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190.43

1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190.43

1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190.43

1997 - Class A Shares	3.76		1.77		2.99		208.11

1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208.11

1996 - Class A Shares	3.65		1.90		2.75		197.10

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GROWTH AND INCOME FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For The Year Ended August 31,
2000 - Class A Shares	$24.68	$ 0.07	[c]	$1.44	$1.51

2000 - Class B Shares	24.46	(0.10	) [c]	1.42	1.32

2000 - Class C Shares	24.41	(0.09	) [c]	1.40	1.31

2000 - Institutional Shares	24.72	0.16	[c]	1.49	1.65

2000 - Service Shares	24.68	0.05	[c]	1.44	1.49

For The Seven Months Ended August 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50

1999 - Class B Shares	24.13	0.08		0.31	0.39

1999 - Class C Shares	24.08	0.08		0.30	0.38

1999 - Institutional Shares	24.35	0.34		0.23	0.57

1999 - Service Shares	24.33	0.17		0.32	0.49

For The Years Ended January 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)

1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)

1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)

1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)

1999 - Service Shares	25.92	0.17		(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11		5.27	5.38

1998 - Class B Shares	23.10	0.04		5.14	5.18

1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05

1998 - Institutional Shares	23.19	0.27		5.23	5.50

1998 - Service Shares	23.17	0.14		5.23	5.37

1997 - Class A Shares	19.98	0.35		5.18	5.53

1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48

1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25

1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78

1996 - Class A Shares	15.80	0.33		4.75	5.08

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.05)	$(0.03)	$(1.33)	$(1.41)	$24.78	6.48%	$ 576,354	1.18%

(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93

(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93

(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78

(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19	[b]

(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94	[b]

(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94	[b]

(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79	[b]

(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29	[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22

(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92

(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92

(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80

(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25

—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94

—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99	[b]

(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83

(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22

(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93	[b]

(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82	[b]

(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32	[b]

(0.30)	—	(0.60)	(0.90)	19.98	32.45	436,757	1.20

GROWTH AND INCOME FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,
2000 - Class A Shares	0.31%		1.18%		0.31%		86.84%

2000 - Class B Shares	(0.41)		1.93		(0.41)		86.84

2000 - Class C Shares	(0.40)		1.93		(0.40)		86.84

2000 - Institutional Shares	0.69		0.78		0.69		86.84

2000 - Service Shares	0.20		1.28		0.20		86.84

For The Seven Months Ended August 31,

1999 - Class A Shares	1.26	[b]	1.20	[b]	1.25	[b]	55.43

1999 - Class B Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Class C Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Institutional Shares	1.72	[b]	0.80	[b]	1.71	[b]	55.43

1999 - Service Shares	1.16	[b]	1.30	[b]	1.15	[b]	55.43

For The Years Ended January 31,

1999 - Class A Shares	0.78		1.32		0.68		125.79

1999 - Class B Shares	0.09		1.92		0.09		125.79

1999 - Class C Shares	0.10		1.92		0.10		125.79

1999 - Institutional Shares	1.25		0.80		1.25		125.79

1999 - Service Shares	0.72		1.30		0.72		125.79

1998 - Class A Shares	0.43		1.42		0.26		61.95

1998 - Class B Shares	(0.35)		1.94		(0.35)		61.95

1998 - Class C Shares (commenced August 15, 1997)	(0.48	) [b]	1.99	[b]	(0.48	) [b]	61.95

1998 - Institutional Shares	0.76		0.83		0.76		61.95

1998 - Service Shares	0.32		1.32		0.32		61.95

1997 - Class A Shares	1.60		1.43		1.39		53.03

1997 - Class B Shares (commenced May 1, 1996)	0.15	[b]	1.93	[b]	0.15	[b]	53.03

1997 - Institutional Shares (commenced June 3, 1996)	1.36	[b]	0.82	[b]	1.36	[b]	53.03

1997 - Service Shares (commenced March 6, 1996)	0.94	[b]	1.32	[b]	0.94	[b]	53.03

1996 - Class A Shares	1.67		1.45		1.42		57.93

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CORE LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.55	$0.12	[c]	$0.36	$0.48

2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41

2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41

2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53

2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.15	0.04		0.40	0.44

1999 - Class B Shares	10.15	0.01		0.36	0.37

1999 - Class C Shares	10.15	0.01		0.37	0.38

1999 - Institutional Shares	10.16	0.06		0.38	0.44

1999 - Service Shares	10.16	0.02		0.40	0.42

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15

1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16

1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

APPENDIX B

Distributions to shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets

$(0.10)	$(0.12)	$(0.22)	$10.81	4.68%	$100,972	1.06%		1.14%

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.17%		1.03%		83.30%

2000 - Class B Shares	1.92		0.33		83.30

2000 - Class C Shares	1.92		0.34		83.30

2000 - Institutional Shares	0.77		1.43		83.30

2000 - Service Shares	1.27		0.96		83.30

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	1.21	[b]	0.70	[b]	36.10

1999 - Class B Shares	1.96	[b]	(0.12	) [b]	36.10

1999 - Class C Shares	1.96	[b]	(0.08	) [b]	36.10

1999 - Institutional Shares	0.81	[b]	1.12	[b]	36.10

1999 - Service Shares	1.31	[b]	0.55	[b]	36.10

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50	) [b]	0.00

1999 - Class B Shares (commenced December 31, 1998)	8.77	[b]	(6.11	) [b]	0.00

1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25	) [b]	0.00

1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98	) [b]	0.00

1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78	) [b]	0.00

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CORE U.S. EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$34.21	$ 0.10	[c]	$6.00	$6.10

2000 - Class B Shares	33.56	(0.14	) [c]	5.83	5.69

2000 - Class C Shares	33.46	(0.13	) [c]	5.80	5.67

2000 - Institutional Shares	34.61	0.24	[c]	6.07	6.31

2000 - Service Shares	34.05	0.07	[c]	5.96	6.03

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	32.98	0.03		1.20	1.23

1999 - Class B Shares	32.50	(0.11)		1.17	1.06

1999 - Class C Shares	32.40	(0.10)		1.16	1.06

1999 - Institutional Shares	33.29	0.11		1.21	1.32

1999 - Service Shares	32.85	0.01		1.19	1.20

For The Years Ended January 31,

1999 - Class A Shares	26.59	0.04		7.02	7.06

1999 - Class B Shares	26.32	(0.10)		6.91	6.81

1999 - Class C Shares	26.24	(0.10)		6.89	6.79

1999 - Institutional Shares	26.79	0.20		7.11	7.31

1999 - Service Shares	26.53	0.06		7.01	7.07

1998 - Class A Shares	23.32	0.11		5.63	5.74

1998 - Class B Shares	23.18	0.11		5.44	5.55

1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03		1.22	1.25

1998 - Institutional Shares	23.44	0.30		5.65	5.95

1998 - Service Shares	23.27	0.19		5.57	5.76

1997 - Class A Shares	19.66	0.16		4.46	4.62

1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04		3.70	3.74

1997 - Institutional Shares	19.71	0.30		4.51	4.81

1997 - Service Shares (commenced June 7, 1996)	21.02	0.13		3.15	3.28

1996 - Class A Shares	14.61	0.19		5.43	5.62

1996 - Institutional Shares (commenced June 15, 1995)	16.97	0.16		3.23	3.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$ —	$ —	$(3.54)	$(3.54)	$36.77	18.96%	$715,775	1.14%		0.31%

—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)

—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)

(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71

—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]	0.15	[b]

—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60	) [b]

—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61	) [b]

—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54	[b]

—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06	[b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15

—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)

—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)

(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69

(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51

—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)

—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21	) [b]

(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16

(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91

(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06	[b]

(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52

(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69	[b]

(0.16)	—	(0.41)	(0.57)	19.66	38.63	129,045	1.25		1.01

(0.24)	—	(0.41)	(0.65)	19.71	20.14	64,829	0.65	[b]	1.49	[b]

CORE U.S. EQUITY FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.23%		0.22%		59.27%

2000 - Class B Shares	1.98		(0.53)		59.27

2000 - Class C Shares	1.98		(0.52)		59.27

2000 - Institutional Shares	0.83		0.62		59.27

2000 - Service Shares	1.33		0.10		59.27

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	1.24	[b]	0.05	[b]	41.84

1999 - Class B Shares	1.99	[b]	(0.70	) [b]	41.84

1999 - Class C Shares	1.99	[b]	(0.71	) [b]	41.84

1999 - Institutional Shares	0.84	[b]	0.44	[b]	41.84

1999 - Service Shares	1.34	[b]	(0.04	) [b]	41.84

For The Years Ended January 31,

1999 - Class A Shares	1.36		0.02		63.79

1999 - Class B Shares	1.98		(0.63)		63.79

1999 - Class C Shares	2.00		(0.66)		63.79

1999 - Institutional Shares	0.82		0.56		63.79

1999 - Service Shares	1.32		0.06		63.79

1998 - Class A Shares	1.47		0.32		65.89

1998 - Class B Shares	1.96		(0.22)		65.89

1998 - Class C Shares (commenced August 15, 1997)	1.95	[b]	(0.38	) [b]	65.89

1998 - Institutional Shares	0.82		0.99		65.89

1998 - Service Shares	1.32		0.45		65.89

1997 - Class A Shares	1.53		0.67		37.28

1997 - Class B Shares (commenced May 1, 1996)	2.00	[b]	(0.11	) [b]	37.28

1997 - Institutional Shares	0.85		1.32		37.28

1997 - Service Shares (commenced June 7, 1996)	1.35	[b]	0.49	[b]	37.28

1996 - Class A Shares	1.55		0.71		39.35

1996 - Institutional Shares (commenced June 15, 1995)	0.96	[b]	1.18	[b]	39.35

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CORE LARGE CAP GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$17.02	$ 0.06	[c]	$5.67	$5.73

2000 - Class B Shares	16.75	(0.09	) [c]	5.57	5.48

2000 - Class C Shares	16.75	(0.08	) [c]	5.57	5.49

2000 - Institutional Shares	17.10	0.13	[c]	5.73	5.86

2000 - Service Shares	16.95	0.03	[c]	5.66	5.69

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	16.17	(0.01)		0.86	0.85

1999 - Class B Shares	15.98	(0.07)		0.84	0.77

1999 - Class C Shares	15.99	(0.07)		0.83	0.76

1999 - Institutional Shares	16.21	0.03		0.86	0.89

1999 - Service Shares	16.11	(0.02)		0.86	0.84

For the Year Ended January 31,

1999 - Class A Shares	11.97	0.01		4.19	4.20

1999 - Class B Shares	11.92	(0.06)		4.12	4.06

1999 - Class C Shares	11.93	(0.05)		4.11	4.06

1999 - Institutional Shares	11.97	0.02		4.23	4.25

1999 - Service Shares	11.95	(0.01)		4.17	4.16

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)		2.33	2.30

1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)		0.54	0.52

1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)		2.35	2.33

APPENDIX B

Distributions to Shareholders
From Net Investment Income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(0.09)	$(0.09)	$22.66	33.73%	$545,763	1.09%

—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84

—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84

—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69

—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]

—	—	—	—	16.75	4.82	181,626	1.79	[b]

—	—	—	—	16.75	4.75	75,502	1.79	[b]

—	—	—	—	17.10	5.49	310,704	0.64	[b]

—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97

—	—	—	—	15.98	34.07	93,711	1.74

—	—	—	—	15.99	34.04	37,081	1.74

—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65

—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]

—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]

—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]

(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]

—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

CORE LARGE CAP GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.31%		1.24%		0.16%		72.59%

2000 - Class B Shares	(0.44)		1.99		(0.59)		72.59

2000 - Class C Shares	(0.43)		1.99		(0.58)		72.59

2000 - Institutional Shares	0.65		0.84		0.50		72.59

2000 - Service Shares	0.15		1.34		—		72.59

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.11	) [b]	1.26	[b]	(0.33	) [b]	32.74

1999 - Class B Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Class C Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Institutional Shares	0.31	[b]	0.86	[b]	0.09	[b]	32.74

1999 - Service Shares	(0.21	) [b]	1.36	[b]	(0.43	) [b]	32.74

For the Year Ended January 31,

1999 - Class A Shares	0.05		1.46		(0.44)		63.15

1999 - Class B Shares	(0.73)		2.11		(1.10)		63.15

1999 - Class C Shares	(0.74)		2.11		(1.11)		63.15

1999 - Institutional Shares	0.35		1.02		(0.02)		63.15

1999 - Service Shares	(0.16)		1.52		(0.53)		63.15

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	0.12	[b]	2.40	[b]	(1.37	) [b]	74.97

1998 - Class B Shares (commenced May 1, 1997)	(0.72	) [b]	2.91	[b]	(1.96	) [b]	74.97

1998 - Class C Shares (commenced August 15, 1997)	(0.76	) [b]	2.92	[b]	(2.00	) [b]	74.97

1998 - Institutional Shares (commenced May 1, 1997)	0.42	[b]	1.96	[b]	(0.82	) [b]	74.97

1998 - Service Shares (commenced May 1, 1997)	(0.21	) [b]	2.41	[b]	(1.45	) [b]	74.97

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CORE SMALL CAP EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.23	$(0.03	) [c]	$2.70	$2.67

2000 - Class B Shares	10.09	(0.11	) [c]	2.65	2.54

2000 - Class C Shares	10.10	(0.10	) [c]	2.66	2.56

2000 - Institutional Shares	10.30	0.02	[c]	2.71	2.73

2000 - Service Shares	10.22	(0.04	) [c]	2.69	2.65

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.16	(0.01)		0.08	0.07

1999 - Class B Shares	10.07	(0.05)		0.07	0.02

1999 - Class C Shares	10.08	(0.05)		0.07	0.02

1999 - Institutional Shares	10.20	0.02		0.08	0.10

1999 - Service Shares	10.16	(0.01)		0.07	0.06

For the Year Ended January 31,

1999 - Class A Shares	10.59	0.01		(0.43)	(0.42)

1999 - Class B Shares	10.56	(0.05)		(0.44)	(0.49)

1999 - Class C Shares	10.57	(0.04)		(0.45)	(0.49)

1999 - Institutional Shares	10.61	0.04		(0.43)	(0.39)

1999 - Service Shares	10.60	0.01		(0.44)	(0.43)

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)		0.65	0.64

1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)		0.64	0.61

1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		0.64	0.62

1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01		0.65	0.66

1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		0.64	0.65

APPENDIX B

Distributions to Shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$12.90	26.10%	$54,954	1.33%

—	—	—	12.63	25.17	17,923	2.08

—	—	—	12.66	25.35	8,289	2.08

—	—	—	13.03	26.60	86,196	0.93

—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]

—	—	—	10.09	0.20	13,711	2.08	[b]

—	—	—	10.10	0.20	6,274	2.08	[b]

—	—	—	10.30	0.98	62,633	0.93	[b]

—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31

—	—	—	10.07	(4.64)	15,406	2.00

—	—	—	10.08	(4.64)	6,559	2.01

(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94

(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]

—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]

—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]

—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]

—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

CORE SMALL CAP EQUITY FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.21)%		1.55%		(0.43)		135.36%

2000 - Class B Shares	(0.96)		2.30		(1.18)		135.36

2000 - Class C Shares	(0.96)		2.30		(1.18)		135.36

2000 - Institutional Shares	0.19		1.15		(0.03)		135.36

2000 - Service Shares	(0.30)		1.65		(0.52)		135.36

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.12	) [b]	1.67	[b]	(0.46	) [b]	52.03

1999 - Class B Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Class C Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Institutional Shares	0.28	[b]	1.27	[b]	(0.06	) [b]	52.03

1999 - Service Shares	(0.22	) [b]	1.77	[b]	(0.56	) [b]	52.03

For the Year Ended January 31,

1999 - Class A Shares	0.08		2.00		(0.61)		75.38

1999 - Class B Shares	(0.55)		2.62		(1.17)		75.38

1999 - Class C Shares	(0.56)		2.63		(1.18)		75.38

1999 - Institutional Shares	0.60		1.56		(0.02)		75.38

1999 - Service Shares	0.01		2.06		(0.61)		75.38

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	(0.36	) [b]	3.92	[b]	(3.03	) [b]	37.65

1998 - Class B Shares (commenced August 15, 1997)	(1.04	) [b]	4.37	[b]	(3.46	) [b]	37.65

1998 - Class C Shares (commenced August 15, 1997)	(1.07	) [b]	4.37	[b]	(3.49	) [b]	37.65

1998 - Institutional Shares (commenced August 15, 1997)	0.15	[b]	3.37	[b]	(2.27	) [b]	37.65

1998 - Service Shares (commenced August 15, 1997)	0.40	[b]	3.87	[b]	(2.02	) [b]	37.65

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CAPITAL GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$24.96	$(0.11	) [c]	$6.29	$6.18

2000 - Class B Shares	24.37	(0.30	) [c]	6.11	5.81

2000 - Class C Shares	24.33	(0.30	) [c]	6.10	5.80

2000 - Institutional Shares	25.06	—		6.32	6.32

2000 - Service Shares	24.88	(0.13	) [c]	6.25	6.12

For the Seven Months Ended August 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93

1999 - Class B Shares	23.57	(0.17)		0.97	0.80

1999 - Class C Shares	23.52	(0.16)		0.97	0.81

1999 - Institutional Shares	24.07	(0.02)		1.01	0.99

1999 - Service Shares	23.96	(0.08)		1.00	0.92

For the Years Ended January 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32

1999 - Class B Shares	18.27	(0.12)		6.19	6.07

1999 - Class C Shares	18.24	(0.10)		6.15	6.05

1999 - Institutional Shares	18.45	0.01		6.38	6.39

1999 - Service Shares	18.46	(0.04)		6.31	6.27

1998 - Class A Shares	16.73	0.02		4.78	4.80

1998 - Class B Shares	16.67	0.02		4.61	4.63

1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58

1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68

1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65

1997 - Class A Shares	14.91	0.10		3.56	3.66

1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82

1996 - Class A Shares	13.67	0.12		3.93	4.05

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(2.19)	$(2.19)	$28.95	25.70%	$2,736,484	1.45%

—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20

—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20

—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05

—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]

—	—	—	—	24.37	3.39	329,870	2.19	[b]

—	—	—	—	24.33	3.44	87,284	2.19	[b]

—	—	—	—	25.06	4.11	255,210	1.04	[b]

—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42

—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19

—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19

—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07

—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40

—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18

—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]

(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]

—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40

(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

(0.12)	—	(2.69)	(2.81)	14.91	30.45	881,056	1.36

CAPITAL GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.41)%		1.47%		(0.44)%		34.03%

2000 - Class B Shares	(1.16)		2.22		(1.19)		34.03

2000 - Class C Shares	(1.16)		2.22		(1.19)		34.03

2000 - Institutional Shares	—		1.07		(0.03)		34.03

2000 - Service Shares	(0.49)		1.57		(0.52)		34.03

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.53	) [b]	1.47	[b]	(0.56	) [b]	18.16

1999 - Class B Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Class C Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Institutional Shares	(0.20	) [b]	1.07	[b]	(0.23	) [b]	18.16

1999 - Service Shares	(0.65	) [b]	1.57	[b]	(0.68	) [b]	18.16

For the Years Ended January 31,

1999 - Class A Shares	(0.18)		1.58		(0.34)		30.17

1999 - Class B Shares	(0.98)		2.21		(1.00)		30.17

1999 - Class C Shares	(1.00)		2.21		(1.02)		30.17

1999 - Institutional Shares	0.11		1.09		0.09		30.17

1999 - Service Shares	(0.37)		1.59		(0.39)		30.17

1998 - Class A Shares	0.08		1.65		(0.17)		61.50

1998 - Class B Shares	(0.77)		2.18		(0.77)		61.50

1998 - Class C Shares (commenced August 15, 1997)	(0.86	) [b]	2.21	[b]	(0.86	) [b]	61.50

1998 - Institutional Shares (commenced August 15, 1997)	0.18	[b]	1.16	[b]	0.18	[b]	61.50

1998 - Service Shares (commenced August 15, 1997)	(0.16	) [b]	1.50	[b]	(0.16	) [b]	61.50

1997 - Class A Shares	0.62		1.65		0.37		52.92

1997 - Class B Shares (commenced May 1, 1996)	(0.39	) [b]	2.15	[b]	(0.39	) [b]	52.92

1996 - Class A Shares	0.65		1.61		0.40		63.90

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STRATEGIC GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total income from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$10.06	$(0.06	) [c]	$2.52	$2.46

2000 - Class B Shares	10.04	(0.14	) [c]	2.50	2.36

2000 - Class C Shares	10.05	(0.14	) [c]	2.51	2.37

2000 - Institutional Shares	10.07	(0.01	) [c]	2.52	2.51

2000 - Service Shares	10.06	(0.04	) [c]	2.50	2.46

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.07	0.04

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.08	0.05

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07

1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

APPENDIX B

Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$12.52	24.46%	$92,271	1.44%		(0.50)%

12.40	23.51	17,149	2.19		(1.24)

12.42	23.58	7,287	2.19		(1.24)

12.58	24.93	22,910	1.04		(0.09)

12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17	) [b]

10.04	0.40	3,393	2.19	[b]	(0.97	) [b]

10.05	0.50	2,388	2.19	[b]	(0.99	) [b]

10.07	0.70	5,981	1.04	[b]	0.24	[b]

10.06	0.60	2	1.54	[b]	(0.24	) [b]

STRATEGIC GROWTH FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.63%		(0.69)%		19.28%

2000 - Class B Shares	2.38		(1.43)		19.28

2000 - Class C Shares	2.38		(1.43)		19.28

2000 - Institutional Shares	1.23		(0.28)		19.28

2000 - Service Shares	1.73		(0.54)		19.28

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43	) [b]	6.98

1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23	) [b]	6.98

1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25	) [b]	6.98

1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02	) [b]	6.98

1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50	) [b]	6.98

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GROWTH OPPORTUNITIES FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain

For the Year Ended August 31,

2000 - Class A Shares	$10.13	$(0.11	) [c]	$9.71

2000 - Class B Shares	10.18	(0.24	) [c]	9.74

2000 - Class C Shares	10.10	(0.24	) [c]	9.68

2000 - Institutional Shares	10.13	(0.04	) [c]	9.73

2000 - Service Shares	10.12	(0.12	) [c]	9.68

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) [c]	0.14

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.21

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.13

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12

1999 - Service Shares (commenced May 24)	10.00	—		0.12

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$9.60	$(0.23)	$19.50	95.73%	$188,199	1.52%

9.50	(0.23)	19.45	94.27	42,061	2.27

9.44	(0.23)	19.31	94.43	26,826	2.27

9.69	(0.23)	19.59	96.67	49,921	1.12

9.56	(0.23)	19.45	95.41	3	1.62

0.13	—	10.13	1.30	8,204	1.44	[b]

0.18	—	10.18	1.80	520	2.19	[b]

0.10	—	10.10	1.00	256	2.19	[b]

0.13	—	10.13	1.30	5,223	1.04	[b]

0.12	—	10.12	1.20	2	1.54	[b]

GROWTH OPPORTUNITIES FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.64)%		1.61%		(0.73)%		73.35%

2000 - Class B Shares	(1.38)		2.36		(1.47)		73.35

2000 - Class C Shares	(1.38)		2.36		(1.47)		73.35

2000 - Institutional Shares	(0.23)		1.21		(0.32)		73.35

2000 - Service Shares	(0.69)		1.71		(0.78)		73.35

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	(0.27	) [b]	14.15	[b]	(12.98	) [b]	26.53

1999 - Class B Shares (commenced May 24)	(1.04	) [b]	14.90	[b]	(13.75	) [b]	26.53

1999 - Class C Shares (commenced May 24)	(1.12	) [b]	14.90	[b]	(13.83	) [b]	26.53

1999 - Institutional Shares (commenced May 24)	0.39	[b]	13.75	[b]	(12.32	) [b]	26.53

1999 - Service Shares (commenced May 24)	0.03	[b]	14.25	[b]	(12.68	) [b]	26.53

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MID CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$18.42	$0.20	[c]	$1.38	$1.58

2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46

2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43

2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63

2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven Months Ended August 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77

1999 - Class B Shares	18.29	(0.04)		1.71	1.67

1999 - Class C Shares	18.30	(0.04)		1.71	1.67

1999 - Institutional Shares	18.37	0.09		1.72	1.81

1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)

1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)

1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)

1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)

1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85

1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80

1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82

1998 - Institutional Shares	18.73	0.16		5.66	5.82

1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.12)	$ —	$ —	$(0.12)	$19.88	8.70%	$ 39,142	1.29%

—	—	—	—	19.69	8.01	22,284	2.04

—	—	—	—	19.67	7.84	5,720	2.04

(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89

(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]

—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]

—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]

—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]

—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33

—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93

(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93

(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87

(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]

(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]

(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]

(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85

(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

(0.12)	—	—	(0.12)	15.91	6.89	135,671	0.85	[b]

MID CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.11%		1.34%		1.06%		82.92%

2000 - Class B Shares	0.35		2.09		0.30		82.92

2000 - Class C Shares	0.32		2.09		0.27		82.92

2000 - Institutional Shares	1.51		0.94		1.46		82.92

2000 - Service Shares	1.03		1.44		0.98		82.92

For the Seven-Months Ended August 31,

1999 - Class A Shares	0.43	[b]	1.37	[b]	0.35	[b]	68.84

1999 - Class B Shares	(0.33	) [b]	2.12	[b]	(0.41	) [b]	68.84

1999 - Class C Shares	(0.34	) [b]	2.12	[b]	(0.42	) [b]	68.84

1999 - Institutional Shares	0.79	[b]	0.97	[b]	0.71	[b]	68.84

1999 - Service Shares	0.38	[b]	1.47	[b]	0.30	[b]	68.84

For the Years Ended January 31,

1999 - Class A Shares	0.38		1.41		0.30		92.18

1999 - Class B Shares	(0.22)		2.01		(0.30)		92.18

1999 - Class C Shares	(0.22)		2.01		(0.30)		92.18

1999 - Institutional Shares	0.83		0.95		0.75		92.18

1999 - Service Shares	0.32		1.45		0.24		92.18

1998 - Class A Shares (commenced August 15, 1997)	0.33	[b]	1.47	[b]	0.21	[b]	62.60

1998 - Class B Shares (commenced August 15, 1997)	(0.20	) [b]	1.97	[b]	(0.32	) [b]	62.60

1998 - Class C Shares (commenced August 15, 1997)	(0.23	) [b]	1.97	[b]	(0.35	) [b]	62.60

1998 - Institutional Shares	0.78		0.97		0.66		62.60

1998 - Service Shares (commenced July 18, 1997)	0.63	[b]	1.43	[b]	0.51	[b]	62.60

1997 - Institutional Shares	1.35		0.91		1.29		74.03

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	1.67	[b]	0.98	[b]	1.54	[b]	58.77

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SMALL CAP VALUE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income (loss) from investment operations

For the Year Ended August 31,
2000 - Class A Shares	$19.80	$ 0.01	[c]	$ 3.40	$ 3.41

2000 - Class B Shares	19.27	(0.13	) [c]	3.26	3.13

2000 - Class C Shares	19.28	(0.12	) [c]	3.26	3.14

2000 - Institutional Shares	19.95	0.10	[c]	3.42	3.52

2000 - Service Shares	19.76	0.01	[c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)		1.34	1.29

1999 - Class B Shares	18.10	(0.12)		1.29	1.17

1999 - Class C Shares	18.12	(0.11)		1.27	1.16

1999 - Institutional Shares	18.62	—		1.33	1.33

1999 - Service Shares	18.50	(0.13)		1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)

1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)

1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)

1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)

1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14		5.33	5.47

1998 - Class B Shares	20.80	(0.01)		5.27	5.26

1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37

1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51

1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47

1997 - Class A Shares	17.29	(0.21)		4.92	4.71

1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10

1996 - Class A Shares	16.14	(0.23)		1.39	1.16

APPENDIX B

Distributions to shareholders
In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$23.21	17.22%	$157,791	1.50%

—	—	—	22.40	16.24	29,199	2.25

—	—	—	22.42	16.34	8,428	2.25

—	—	—	23.47	17.64	26,445	1.10

—	—	—	23.13	17.05	83	1.60

—	—	—	19.80	6.97	210,500	1.50	[b]

—	—	—	19.27	6.46	37,386	2.25	[b]

—	—	—	19.28	6.40	8,079	2.25	[b]

—	—	—	19.95	7.14	27,023	1.10	[b]

—	—	—	19.76	6.81	57	1.60	[b]

—	(1.00)	(1.00)	18.51	(17.37)	261,661	1.50

—	(1.00)	(1.00)	18.10	(18.00)	42,879	2.25

—	(1.00)	(1.00)	18.12	(17.91)	8,212	2.25

—	(1.00)	(1.00)	18.62	(17.04)	15,351	1.13

—	(1.00)	(1.00)	18.50	(17.41)	261	1.62

—	(2.33)	(2.33)	24.05	26.17	370,246	1.54

—	(2.33)	(2.33)	23.73	25.29	42,677	2.29

—	(2.33)	(2.33)	23.73	5.51	5,604	2.09	[b]

—	(2.33)	(2.33)	24.09	6.08	14,626	1.16	[b]

—	(2.33)	(2.33)	24.05	5.91	2	1.45	[b]

—	(1.09)	(1.09)	20.91	27.28	212,061	1.60

—	(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

—	(0.01)	(0.01)	17.29	7.20	204,994	1.41

SMALL CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.07%		1.57%		—%		75.31%

2000 - Class B Shares	(0.68)		2.32		(0.75)		75.31

2000 - Class C Shares	(0.65)		2.32		(0.72)		75.31

2000 - Institutional Shares	0.49		1.17		0.42		75.31

2000 - Service Shares	0.03		1.67		(0.04)		75.31

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35	) [b]	1.61	[b]	(0.46	) [b]	46.95

1999 - Class B Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Class C Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Institutional Shares	0.05	[b]	1.21	[b]	(0.06	) [b]	46.95

1999 - Service Shares	(0.41	) [b]	1.71	[b]	(0.52	) [b]	46.95

For the Years Ended January 31,
1999 - Class A Shares	(0.24)		1.74		(0.48)		98.46

1999 - Class B Shares	(0.99)		2.29		(1.03)		98.46

1999 - Class C Shares	(0.99)		2.29		(1.03)		98.46

1999 - Institutional Shares	0.13		1.17		0.09		98.46

1999 - Service Shares	(0.47)		1.66		(0.51)		98.46

1998 - Class A Shares	(0.28)		1.76		(0.50)		84.81

1998 - Class B Shares	(0.92)		2.29		(0.92)		84.81

1998 - Class C Shares (commenced August 15, 1997)	(0.79	) [b]	2.09	[b]	(0.79	) [b]	84.81

1998 - Institutional Shares (commenced August 15, 1997)	0.27	[b]	1.16	[b]	0.27	[b]	84.81

1998 - Service Shares (commenced August 15, 1997)	(0.07	) [b]	1.45	[b]	(0.07	) [b]	84.81

1997 - Class A Shares	(0.72)		1.85		(0.97)		99.46

1997 - Class B Shares (commenced May 1, 1996)	(1.63	) [b]	2.35	[b]	(1.63	) [b]	99.46

1996 - Class A Shares	(0.59)		1.66		(0.84)		57.58

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LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income[c]	Net realized and unrealized gain	Total from investment operations	Net asset value, end of period

For the Period Ended August 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	$10.00	$0.06	$0.33	$0.39	$10.39

2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	10.33

2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	10.32

2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	10.40

2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	10.38

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

APPENDIX B

				Ratios assuming no expense reductions
Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

3.90%	$7,181	1.25%	0.84%	3.30%	(1.21)%	66.79%

3.30	1,582	2.00	0.06	4.05	(1.99)	66.79

3.20	850	2.00	0.15	4.05	(1.90)	66.79

4.00	16,155	0.85	1.31	2.90	(0.74)	66.79

3.80	2	1.35	0.95	3.40	(1.10)	66.79

Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies

	4	Goldman Sachs Balanced Fund

	6	Goldman Sachs Growth and Income Fund

	7	Goldman Sachs CORE Large Cap Value Fund

	8	Goldman Sachs CORE U.S. Equity Fund

	9	Goldman Sachs CORE Large Cap Growth Fund

	10	Goldman Sachs CORE Small Cap Equity Fund

	11	Goldman Sachs Capital Growth Fund

	12	Goldman Sachs Strategic Growth Fund

	13	Goldman Sachs Growth Opportunities Fund

	14	Goldman Sachs Mid Cap Value Fund

	15	Goldman Sachs Small Cap Value Fund

	16	Goldman Sachs Large Cap Value Fund

18	Other Investment Practices and Securities

22	Principal Risks of the Funds

26	Fund Performance

36	Fund Fees and Expenses

53	Service Providers

60	Dividends

62	Shareholder Guide

	62	How To Buy Shares

	71	How To Sell Shares

82	Taxation

84	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

106	Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-526-7384
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
CORE SM is a service mark of Goldman, Sachs & Co.

516434
EQDOMPROABC

Prospectus

GOLDMAN SACHS DOMESTIC EQUITY FUNDS

Institutional Shares

December 29, 2000

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORE SM
Large Cap Value Fund

■	Goldman Sachs CORE SM U.S. Equity Fund

■	Goldman Sachs CORE SM Large Cap Growth Fund

■	Goldman Sachs CORE SM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity)

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.” ;

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:
■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:
■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:
1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

GENERAL INVESTMENT MANAGEMENT APPROACH

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives
and Strategies

Goldman Sachs
Balanced Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large capitalization U.S. stocks and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies (“emerging countries”) and equity securities quoted in foreign currencies. A portion of the Fund’s portfolio of equity securities may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:
■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

Goldman Sachs
Growth and Income Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large capitalization U.S. equity securities with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity securities of large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. stocks

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity securities to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Stocks of small capitalization U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000® Index, the Fund may, but is not required to, sell the security.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity securities that offer long-term capital appreciation with a primary focus on mid-capitalization companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap Value Index

Investment Focus:	Mid-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment (currently between $20 million and $3 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large capitalization U.S. equity securities that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit, Currency, Index, Interest Rate and Mortgage Swaps*	15	—	—	—

Cross Hedging of Currencies	•	•	•	•

Custodial Receipts	•	•	•	•

Equity Swaps*	15	15	15	15

Foreign Currency Transactions**	• [1]	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	• [2]	• [3]

Interest Rate Caps, Floors and Collars	•	—	—	—

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10	10

Loan Participations	•	—	—	—

Mortgage Dollar Rolls	•	—	—	—

Options on Foreign Currencies [4]	•	•	•	•

Options on Securities and Securities Indices [5]	•	•	•	•

Repurchase Agreements	•	•	•	•

Reverse Repurchase Agreements (for investment purposes)	•	—	—	—

Securities Lending	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	25	25	—	—

Unseasoned Companies	•	•	•	•

Warrants and Stock Purchase Rights	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
1	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
2	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
3	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
4	The Funds may purchase and sell call and put options.
5	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

15	15	15	15	15	15	15	15

•	•	•	•	•	•	•	•

• [2]	• [2]	•	•	•	•	•	•

—	—	—	—	—	—	—	—

10	10	10	10	10	10	10	10

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

—	—	—	—	—	—	—	—

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	25	25	25	25	25	25

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund		Growth and Income Fund		CORE Large Cap Value Fund		CORE U.S. Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•		•		• [6]		• [6]

Asset-Backed and Mortgage-Backed Securities [7]	•		•		—		—

Bank Obligations [7]	•		•		•		•

Convertible Securities [8]	•		•		•		•

Corporate Debt Obligations [7]	•		•		• [9]		• [9]

Equity Securities	45-65		65	+	90	+	90	+

Emerging Country Securities	10 [10]		25	[10]	—		—

Fixed Income Securities [11]	35-45	[18]	35		10	[9]	10	[9]

Foreign Securities	10 [10]		25	[10]	• [14]		• [14]

Foreign Government Securities [7]	•		—		—		—

Municipal Securities	•		—		—		—

Non-Investment Grade Fixed Income Securities	10 [15]		10	[16]	—		—

Real Estate Investment Trusts	•		•		•		•

Stripped Mortgage Backed Securities [7]	•		—		—		—

Structured Securities*	•		•		•		•

Temporary Investments	100		100		35		35

U.S. Government Securities [7]	•		•		•		•

Yield Curve Options and Inverse Floating Rate Securities	•		—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
6	The CORE Funds may not invest in European Depositary Receipts.
7	Limited by the amount the Fund invests in fixed-income securities.
8
Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

9	Cash equivalents only.
10
The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
12
The Mid Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (2) fixed-income securities.

13
The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund		Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

• [6]	• [6]	•		•	•	•	•	•

—	—	•		•	•	•	•	•

•	•	•		•	•	•	•	•

•	•	•		•	•	•	•	•

• [9]	• [9]	•		•	•	•	•	•

90+	90+	90	+	90+	90+	65+	65+	90+

—	—	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	—

10 [9]	10 [9]	•		•	•	35 [12]	35 [13]	10

• [14]	• [14]	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	25

—	—	—		—	—	—	—	—

—	—	—		—	—	—	—	—

—	—	10	[16]	10 [16]	10 [16]	10 [17]	35 [16]	10 [16]

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

•	•	•		•	•	•	•	•

35	35	100		100	100	100	100	100

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

14	Equity securities of foreign issuers must be traded in the United States.
15	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s.
16	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.
17	Must be B or higher by Standard & Poor’s or B or higher by Moody’s.
18	The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable — Not applicable	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Small Cap Equity Fund

Credit/Default	•	•	•	•	•	•

Foreign	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•

Small Cap	—	—	—	—	—	•

Stock	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Initial Public Offering (“IPO”)	—	—	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	—	—	•	•	—

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	•	•	•	•	—

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A
Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributanble to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Strategic Growth, Growth Opportunities and Large Cap Value Funds commenced operations on May 24, 1999, May 24, 1999 and December 15, 1999, respectively. Since these Funds have less than one calendar year’s performance, no performance information is provided in this section.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 2.65%. Best Quarter Q4 ’99 +8.29% Worst Quarter Q3 ’98 -8.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	9.31%	6.33%
S&P 500® Index*	21.04%	23.21%
Lehman Brothers Aggregate Bond Index**	(0.82)%	5.14%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -0.46%. Best Quarter Q2 ’97 +15.24% Worst Quarter Q3 ’98 -16.86%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 6/3/96)	6.23%	12.03%
S&P 500® Index*	21.04%	26.60%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 2.68%. Best Quarter Q2 ’99 +10.50% Worst Quarter Q3 ’99 ¹-8.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 12/31/98)	9.22%	9.19%
Russell 1000 Value Index	7.34%	7.34%

*
The Russell 1000® Value Index (inception date 1/1/99) is a market capitalization weighted index of the 1000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -0.09%. Best Quarter Q4 ’98 +21.60% Worst Quarter Q3 ’98 -14.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 6/15/95)	23.33%	25.59%
S&P 500® Index*	21.04%	27.01%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was -0.53%. Best Quarter Q4 ’98 +25.61% Worst Quarter Q3 ’98 -13.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 5/1/97)	36.89%	33.80%
Russell 1000® Growth Index*	33.15%	35.42%

*	The Russell 1000® Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 7.25%. Best Quarter Q4 ’99 +15.35% Worst Quarter Q3 ’98 -24.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	17.18%	7.77%
Russell 2000® Index*	21.26%	10.21%

*	The Russell 2000® Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 0.58% Best Quarter Q4 ’98 +24.46% Worst Quarter Q3 ’98 -11.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	27.75%	29.05%
S&P 500® Index*	21.04%	23.21%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 18.17%. Best Quarter Q2 ’99 +21.23% Worst Quarter Q3 ’98 -20.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/1/95)	(0.24)%	11.76%
Russell Midcap Value Index*	(0.10)%	14.92%

*	The Russell Midcap Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2000 was 26.83%. Best Quarter Q2 ’99 +30.23% Worst Quarter Q3 ’98 -32.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Institutional Shares (Inception 8/15/97)	(1.74)%	(5.12)%
Russell 2000® Value Index *	(1.49)%	0.81%

*	The Russell 2000® Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees [2]	0.65%	0.70%	0.60%	0.75%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses [3]	0.24%	0.08%	0.17%	0.08%

Total Fund Operating Expenses*	0.89%	0.78%	0.77%	0.83%

See page 38 for all other footnotes.

*
As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees [2]	0.65%	0.70%	0.60%	0.70%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses [3]	0.10%	0.08%	0.10%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.75%	0.78%	0.70%	0.74%

FUND FEES AND EXPENSES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

None	None	None	None	None	None	None	None

None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None

0.75%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
None	None	None	None	None	None	None	None
0.09%	0.30%	0.07%	0.23%	0.21%	0.19%	0.17%	2.15%

0.84%	1.15%	1.07%	1.23%	1.21%	0.94%	1.17%	2.90%

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

0.70%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
None	None	None	None	None	None	None	None
0.06%	0.08%	0.04%	0.04%	0.15%	0.14%	0.10%	0.10%

0.76%	0.93%	1.04%	1.04%	1.15%	0.89%	1.10%	0.85%

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[3]
“Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’ s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses”(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Balanced	0.06%

Growth and Income	0.05%

CORE Large Cap Value	0.06%

CORE U.S. Equity	0.00%

CORE Large Cap Growth	0.02%

CORE Small Cap Equity	0.04%

Capital Growth	0.00%

Strategic Growth	0.00%

Growth Opportunities	0.11%

Mid Cap Value	0.10%

Small Cap Value	0.06%

Large Cap Value	0.06%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$ 91	$284	$ 493	$1,096

Growth and Income	$ 80	$249	$ 433	$ 966

CORE Large Cap Value	$ 79	$246	$ 428	$ 954

CORE U.S. Equity	$ 85	$265	$ 460	$1,025

CORE Large Cap Growth	$ 86	$268	$ 466	$1,037

CORE Small Cap Equity	$117	$365	$ 633	$1,398

Capital Growth	$109	$340	$ 590	$1,306

Strategic Growth	$125	$390	$ 676	$1,489

Growth Opportunities	$123	$384	$ 665	$1,466

Mid Cap Value	$ 96	$300	$ 520	$1,155

Small Cap Value	$119	$372	$ 644	$1,420

Large Cap Value	$293	$898	$1,528	$3,223

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Balanced
32 Old Slip	Growth and Income
New York, New York 10005	CORE Large Cap Value
CORE Large Cap Growth
CORE Small Cap Equity
Strategic Growth
Growth Opportunities
Mid Cap Value
Small Cap Value
Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”)	CORE U.S. Equity
32 Old Slip	Capital Growth
New York, New York 10005

GSAM and GSFM are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSFM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.64%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team
■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

Value Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Senior Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Matthew B. McLennan Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 1996 1998	Mr. McLennan joined the
Investment Adviser as a research
analyst in 1995 and became a
portfolio manager in 1996. From
1994 to 1995, he worked in the
Investment Banking Division of
Goldman Sachs in Australia.

Meera Mayer Vice President	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Mayer joined the Investment
Adviser as a senior portfolio
manager in November 1999. From
July 1999 to November 1999, she
worked at Oppenheimer Funds as a
senior equity analyst. From 1995 to
March 1999, she worked at Spears,
Benzak, Salomon and Farrell as a
managing director and portfolio
manager.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Chip Otness Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 2000 2000	Mr. Otness joined the Investment
Adviser as a senior portfolio
manager in 2000. From 1998 to
2000, he headed Dolphin Asset
Management. From 1970 to 1998,
he worked at J.P. Morgan, most
recently as a managing director
and senior portfolio manager
responsible for small-cap
institutional equity investments.

Eileen Rominger Managing Director	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Rominger joined the
Investment Adviser as a senior
portfolio manager and Chief
Investment Officer of the Value
Equity team in 1999. From 1981 to
1999, she worked at Oppenheimer
Capital, most recently as a senior
portfolio manager.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Equity Investment Team
■	18 year consistent investment style applied through diverse and complete market cycles
■	More than $22 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 150 years combined investment experience

Growth Equity Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities	Since 1997 1997 1999 1999	Mr. Adler joined the Investment Adviser as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty Investment Management, Inc. (“Liberty”).

Steve Barry Vice President	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Robert G. Collins Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Collins joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment
Adviser as a senior portfolio
manager and Chief Investment
Officer of the Growth Equity team
in 1997. From 1994 to 1997, he
was the Chief Investment Officer
and Chairman of Liberty.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment
Adviser as portfolio manager and
Co-Chair of the Growth Equity
Investment Committee in 1997.
From 1990 to 1997, he was a
portfolio manager at Liberty and
its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty.

Fixed-Income Portfolio Management Team
■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $49 billion in fixed-income assets for retail, institutional and high net worth clients

Fixed-Income Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser as a portfolio manager in 1990.

C. Richard Lucy Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Lucy joined the Investment Adviser as a portfolio manager in 1992.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized and capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?

You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?

Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■  Section 401(k), profit sharing,
money purchase pension, tax-
sheltered annuity, defined benefit
pension, or other employee benefit
plans that are sponsored by one or
more employers (including
governmental or church employers)
or employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment amounts.
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to:
Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone
redemption privilege on your Account Application:
■ 1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER GUIDE

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?

You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while

APPENDIX A

governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest-

ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

APPENDIX A

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse-

quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders .

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares  SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling

APPENDIX A

of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■
iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Invest ment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 30, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for all periods prior to the periods ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain(loss)	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$20.38	$0.60	[c]	$ 1.75	$2.35

2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18

2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19

2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46

2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven Months Ended August 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13

1999 - Class B Shares	20.37	0.22		(0.18)	0.04

1999 - Class C Shares	20.34	0.23		(0.19)	0.04

1999 - Institutional Shares	20.48	0.53		(0.35)	0.18

1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78

1999 - Class B Shares	20.20	0.41		0.21	0.62

1999 - Class C Shares	20.17	0.41		0.21	0.62

1999 - Institutional Shares	20.29	0.64		0.20	0.84

1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23

1998 - Class B Shares	18.73	0.50		2.57	3.07

1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49

1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58

1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13

1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

1996 - Class A Shares	14.22	0.51		3.43	3.94

See page 126 for all footnotes.

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return [a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.50)	$ —	$(0.81)	$(1.31)	$21.42	12.00%	$135,632	1.12%

(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87

(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87

(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72

(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]

(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]

(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]

(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]

(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04

(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80

(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80

(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73

(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00

(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76

(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]

(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]

(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00

(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

(0.50)	—	(0.35)	(0.85)	17.31	28.10	50,928	1.00

BALANCED FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate [d]

For The Year Ended August 31,

2000 - Class A Shares	2.94%		1.29%		2.77%		153.69%

2000 - Class B Shares	2.19		2.04		2.02		153.69

2000 - Class C Shares	2.19		2.04		2.02		153.69

2000 - Institutional Shares	3.46		0.89		3.29		153.69

2000 - Service Shares	2.86		1.39		2.69		153.69

For The Seven Months Ended August 31,

1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90.41

1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90.41

1999 - Class C Shares	1.84	[b]	2.07	[b]	1.62	[b]	90.41

1999 - Institutional Shares	2.96	[b]	0.92	[b]	2.74	[b]	90.41

1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90.41

For The Years Ended January 31,

1999 - Class A Shares	2.90		1.45		2.49		175.06

1999 - Class B Shares	2.16		2.02		1.94		175.06

1999 - Class C Shares	2.17		2.02		1.95		175.06

1999 - Institutional Shares	3.22		0.95		3.00		175.06

1999 - Service Shares	2.77		1.45		2.55		175.06

1998 - Class A Shares	2.94		1.57		2.37		190.43

1998 - Class B Shares	2.14		2.07		1.83		190.43

1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190.43

1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190.43

1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190.43

1997 - Class A Shares	3.76		1.77		2.99		208.11

1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208.11

1996 - Class A Shares	3.65		1.90		2.75		197.10

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GROWTH AND INCOME FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For The Year Ended August 31,
2000 - Class A Shares	$24.68	$ 0.07	[c]	$1.44	$1.51

2000 - Class B Shares	24.46	(0.10	) [c]	1.42	1.32

2000 - Class C Shares	24.41	(0.09	) [c]	1.40	1.31

2000 - Institutional Shares	24.72	0.16	[c]	1.49	1.65

2000 - Service Shares	24.68	0.05	[c]	1.44	1.49

For The Seven Months Ended August 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50

1999 - Class B Shares	24.13	0.08		0.31	0.39

1999 - Class C Shares	24.08	0.08		0.30	0.38

1999 - Institutional Shares	24.35	0.34		0.23	0.57

1999 - Service Shares	24.33	0.17		0.32	0.49

For The Years Ended January 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)

1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)

1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)

1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)

1999 - Service Shares	25.92	0.17		(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11		5.27	5.38

1998 - Class B Shares	23.10	0.04		5.14	5.18

1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05

1998 - Institutional Shares	23.19	0.27		5.23	5.50

1998 - Service Shares	23.17	0.14		5.23	5.37

1997 - Class A Shares	19.98	0.35		5.18	5.53

1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48

1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25

1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78

1996 - Class A Shares	15.80	0.33		4.75	5.08

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.05)	$(0.03)	$(1.33)	$(1.41)	$24.78	6.48%	$ 576,354	1.18%

(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93

(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93

(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78

(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19	[b]

(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94	[b]

(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94	[b]

(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79	[b]

(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29	[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22

(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92

(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92

(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80

(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25

—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94

—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99	[b]

(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83

(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22

(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93	[b]

(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82	[b]

(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32	[b]

(0.30)	—	(0.60)	(0.90)	19.98	32.45	436,757	1.20

GROWTH AND INCOME FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,
2000 - Class A Shares	0.31%		1.18%		0.31%		86.84%

2000 - Class B Shares	(0.41)		1.93		(0.41)		86.84

2000 - Class C Shares	(0.40)		1.93		(0.40)		86.84

2000 - Institutional Shares	0.69		0.78		0.69		86.84

2000 - Service Shares	0.20		1.28		0.20		86.84

For The Seven Months Ended August 31,

1999 - Class A Shares	1.26	[b]	1.20	[b]	1.25	[b]	55.43

1999 - Class B Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Class C Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Institutional Shares	1.72	[b]	0.80	[b]	1.71	[b]	55.43

1999 - Service Shares	1.16	[b]	1.30	[b]	1.15	[b]	55.43

For The Years Ended January 31,

1999 - Class A Shares	0.78		1.32		0.68		125.79

1999 - Class B Shares	0.09		1.92		0.09		125.79

1999 - Class C Shares	0.10		1.92		0.10		125.79

1999 - Institutional Shares	1.25		0.80		1.25		125.79

1999 - Service Shares	0.72		1.30		0.72		125.79

1998 - Class A Shares	0.43		1.42		0.26		61.95

1998 - Class B Shares	(0.35)		1.94		(0.35)		61.95

1998 - Class C Shares (commenced August 15, 1997)	(0.48	) [b]	1.99	[b]	(0.48	) [b]	61.95

1998 - Institutional Shares	0.76		0.83		0.76		61.95

1998 - Service Shares	0.32		1.32		0.32		61.95

1997 - Class A Shares	1.60		1.43		1.39		53.03

1997 - Class B Shares (commenced May 1, 1996)	0.15	[b]	1.93	[b]	0.15	[b]	53.03

1997 - Institutional Shares (commenced June 3, 1996)	1.36	[b]	0.82	[b]	1.36	[b]	53.03

1997 - Service Shares (commenced March 6, 1996)	0.94	[b]	1.32	[b]	0.94	[b]	53.03

1996 - Class A Shares	1.67		1.45		1.42		57.93

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CORE LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.55	$0.12	[c]	$0.36	$0.48

2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41

2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41

2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53

2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.15	0.04		0.40	0.44

1999 - Class B Shares	10.15	0.01		0.36	0.37

1999 - Class C Shares	10.15	0.01		0.37	0.38

1999 - Institutional Shares	10.16	0.06		0.38	0.44

1999 - Service Shares	10.16	0.02		0.40	0.42

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15

1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16

1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

APPENDIX B

Distributions to shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets

$(0.10)	$(0.12)	$(0.22)	$10.81	4.68%	$100,972	1.06%		1.14%

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.17%		1.03%		83.30%

2000 - Class B Shares	1.92		0.33		83.30

2000 - Class C Shares	1.92		0.34		83.30

2000 - Institutional Shares	0.77		1.43		83.30

2000 - Service Shares	1.27		0.96		83.30

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	1.21	[b]	0.70	[b]	36.10

1999 - Class B Shares	1.96	[b]	(0.12	) [b]	36.10

1999 - Class C Shares	1.96	[b]	(0.08	) [b]	36.10

1999 - Institutional Shares	0.81	[b]	1.12	[b]	36.10

1999 - Service Shares	1.31	[b]	0.55	[b]	36.10

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50	) [b]	0.00

1999 - Class B Shares (commenced December 31, 1998)	8.77	[b]	(6.11	) [b]	0.00

1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25	) [b]	0.00

1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98	) [b]	0.00

1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78	) [b]	0.00

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CORE U.S. EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$34.21	$ 0.10	[c]	$6.00	$6.10

2000 - Class B Shares	33.56	(0.14	) [c]	5.83	5.69

2000 - Class C Shares	33.46	(0.13	) [c]	5.80	5.67

2000 - Institutional Shares	34.61	0.24	[c]	6.07	6.31

2000 - Service Shares	34.05	0.07	[c]	5.96	6.03

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	32.98	0.03		1.20	1.23

1999 - Class B Shares	32.50	(0.11)		1.17	1.06

1999 - Class C Shares	32.40	(0.10)		1.16	1.06

1999 - Institutional Shares	33.29	0.11		1.21	1.32

1999 - Service Shares	32.85	0.01		1.19	1.20

For The Years Ended January 31,

1999 - Class A Shares	26.59	0.04		7.02	7.06

1999 - Class B Shares	26.32	(0.10)		6.91	6.81

1999 - Class C Shares	26.24	(0.10)		6.89	6.79

1999 - Institutional Shares	26.79	0.20		7.11	7.31

1999 - Service Shares	26.53	0.06		7.01	7.07

1998 - Class A Shares	23.32	0.11		5.63	5.74

1998 - Class B Shares	23.18	0.11		5.44	5.55

1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03		1.22	1.25

1998 - Institutional Shares	23.44	0.30		5.65	5.95

1998 - Service Shares	23.27	0.19		5.57	5.76

1997 - Class A Shares	19.66	0.16		4.46	4.62

1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04		3.70	3.74

1997 - Institutional Shares	19.71	0.30		4.51	4.81

1997 - Service Shares (commenced June 7, 1996)	21.02	0.13		3.15	3.28

1996 - Class A Shares	14.61	0.19		5.43	5.62

1996 - Institutional Shares (commenced June 15, 1995)	16.97	0.16		3.23	3.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$ —	$ —	$(3.54)	$(3.54)	$36.77	18.96%	$715,775	1.14%		0.31%

—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)

—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)

(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71

—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]	0.15	[b]

—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60	) [b]

—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61	) [b]

—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54	[b]

—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06	[b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15

—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)

—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)

(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69

(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51

—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)

—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21	) [b]

(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16

(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91

(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06	[b]

(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52

(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69	[b]

(0.16)	—	(0.41)	(0.57)	19.66	38.63	129,045	1.25		1.01

(0.24)	—	(0.41)	(0.65)	19.71	20.14	64,829	0.65	[b]	1.49	[b]

CORE U.S. EQUITY FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.23%		0.22%		59.27%

2000 - Class B Shares	1.98		(0.53)		59.27

2000 - Class C Shares	1.98		(0.52)		59.27

2000 - Institutional Shares	0.83		0.62		59.27

2000 - Service Shares	1.33		0.10		59.27

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	1.24	[b]	0.05	[b]	41.84

1999 - Class B Shares	1.99	[b]	(0.70	) [b]	41.84

1999 - Class C Shares	1.99	[b]	(0.71	) [b]	41.84

1999 - Institutional Shares	0.84	[b]	0.44	[b]	41.84

1999 - Service Shares	1.34	[b]	(0.04	) [b]	41.84

For The Years Ended January 31,

1999 - Class A Shares	1.36		0.02		63.79

1999 - Class B Shares	1.98		(0.63)		63.79

1999 - Class C Shares	2.00		(0.66)		63.79

1999 - Institutional Shares	0.82		0.56		63.79

1999 - Service Shares	1.32		0.06		63.79

1998 - Class A Shares	1.47		0.32		65.89

1998 - Class B Shares	1.96		(0.22)		65.89

1998 - Class C Shares (commenced August 15, 1997)	1.95	[b]	(0.38	) [b]	65.89

1998 - Institutional Shares	0.82		0.99		65.89

1998 - Service Shares	1.32		0.45		65.89

1997 - Class A Shares	1.53		0.67		37.28

1997 - Class B Shares (commenced May 1, 1996)	2.00	[b]	(0.11	) [b]	37.28

1997 - Institutional Shares	0.85		1.32		37.28

1997 - Service Shares (commenced June 7, 1996)	1.35	[b]	0.49	[b]	37.28

1996 - Class A Shares	1.55		0.71		39.35

1996 - Institutional Shares (commenced June 15, 1995)	0.96	[b]	1.18	[b]	39.35

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CORE LARGE CAP GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$17.02	$ 0.06	[c]	$5.67	$5.73

2000 - Class B Shares	16.75	(0.09	) [c]	5.57	5.48

2000 - Class C Shares	16.75	(0.08	) [c]	5.57	5.49

2000 - Institutional Shares	17.10	0.13	[c]	5.73	5.86

2000 - Service Shares	16.95	0.03	[c]	5.66	5.69

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	16.17	(0.01)		0.86	0.85

1999 - Class B Shares	15.98	(0.07)		0.84	0.77

1999 - Class C Shares	15.99	(0.07)		0.83	0.76

1999 - Institutional Shares	16.21	0.03		0.86	0.89

1999 - Service Shares	16.11	(0.02)		0.86	0.84

For the Year Ended January 31,

1999 - Class A Shares	11.97	0.01		4.19	4.20

1999 - Class B Shares	11.92	(0.06)		4.12	4.06

1999 - Class C Shares	11.93	(0.05)		4.11	4.06

1999 - Institutional Shares	11.97	0.02		4.23	4.25

1999 - Service Shares	11.95	(0.01)		4.17	4.16

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)		2.33	2.30

1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)		0.54	0.52

1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)		2.35	2.33

APPENDIX B

Distributions to Shareholders
From Net Investment Income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(0.09)	$(0.09)	$22.66	33.73%	$545,763	1.09%

—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84

—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84

—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69

—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]

—	—	—	—	16.75	4.82	181,626	1.79	[b]

—	—	—	—	16.75	4.75	75,502	1.79	[b]

—	—	—	—	17.10	5.49	310,704	0.64	[b]

—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97

—	—	—	—	15.98	34.07	93,711	1.74

—	—	—	—	15.99	34.04	37,081	1.74

—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65

—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]

—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]

—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]

(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]

—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

CORE LARGE CAP GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.31%		1.24%		0.16%		72.59%

2000 - Class B Shares	(0.44)		1.99		(0.59)		72.59

2000 - Class C Shares	(0.43)		1.99		(0.58)		72.59

2000 - Institutional Shares	0.65		0.84		0.50		72.59

2000 - Service Shares	0.15		1.34		—		72.59

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.11	) [b]	1.26	[b]	(0.33	) [b]	32.74

1999 - Class B Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Class C Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Institutional Shares	0.31	[b]	0.86	[b]	0.09	[b]	32.74

1999 - Service Shares	(0.21	) [b]	1.36	[b]	(0.43	) [b]	32.74

For the Year Ended January 31,

1999 - Class A Shares	0.05		1.46		(0.44)		63.15

1999 - Class B Shares	(0.73)		2.11		(1.10)		63.15

1999 - Class C Shares	(0.74)		2.11		(1.11)		63.15

1999 - Institutional Shares	0.35		1.02		(0.02)		63.15

1999 - Service Shares	(0.16)		1.52		(0.53)		63.15

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	0.12	[b]	2.40	[b]	(1.37	) [b]	74.97

1998 - Class B Shares (commenced May 1, 1997)	(0.72	) [b]	2.91	[b]	(1.96	) [b]	74.97

1998 - Class C Shares (commenced August 15, 1997)	(0.76	) [b]	2.92	[b]	(2.00	) [b]	74.97

1998 - Institutional Shares (commenced May 1, 1997)	0.42	[b]	1.96	[b]	(0.82	) [b]	74.97

1998 - Service Shares (commenced May 1, 1997)	(0.21	) [b]	2.41	[b]	(1.45	) [b]	74.97

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CORE SMALL CAP EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.23	$(0.03	) [c]	$2.70	$2.67

2000 - Class B Shares	10.09	(0.11	) [c]	2.65	2.54

2000 - Class C Shares	10.10	(0.10	) [c]	2.66	2.56

2000 - Institutional Shares	10.30	0.02	[c]	2.71	2.73

2000 - Service Shares	10.22	(0.04	) [c]	2.69	2.65

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.16	(0.01)		0.08	0.07

1999 - Class B Shares	10.07	(0.05)		0.07	0.02

1999 - Class C Shares	10.08	(0.05)		0.07	0.02

1999 - Institutional Shares	10.20	0.02		0.08	0.10

1999 - Service Shares	10.16	(0.01)		0.07	0.06

For the Year Ended January 31,

1999 - Class A Shares	10.59	0.01		(0.43)	(0.42)

1999 - Class B Shares	10.56	(0.05)		(0.44)	(0.49)

1999 - Class C Shares	10.57	(0.04)		(0.45)	(0.49)

1999 - Institutional Shares	10.61	0.04		(0.43)	(0.39)

1999 - Service Shares	10.60	0.01		(0.44)	(0.43)

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)		0.65	0.64

1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)		0.64	0.61

1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		0.64	0.62

1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01		0.65	0.66

1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		0.64	0.65

APPENDIX B

Distributions to Shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$12.90	26.10%	$54,954	1.33%

—	—	—	12.63	25.17	17,923	2.08

—	—	—	12.66	25.35	8,289	2.08

—	—	—	13.03	26.60	86,196	0.93

—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]

—	—	—	10.09	0.20	13,711	2.08	[b]

—	—	—	10.10	0.20	6,274	2.08	[b]

—	—	—	10.30	0.98	62,633	0.93	[b]

—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31

—	—	—	10.07	(4.64)	15,406	2.00

—	—	—	10.08	(4.64)	6,559	2.01

(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94

(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]

—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]

—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]

—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]

—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

CORE SMALL CAP EQUITY FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.21)%		1.55%		(0.43)		135.36%

2000 - Class B Shares	(0.96)		2.30		(1.18)		135.36

2000 - Class C Shares	(0.96)		2.30		(1.18)		135.36

2000 - Institutional Shares	0.19		1.15		(0.03)		135.36

2000 - Service Shares	(0.30)		1.65		(0.52)		135.36

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.12	) [b]	1.67	[b]	(0.46	) [b]	52.03

1999 - Class B Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Class C Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Institutional Shares	0.28	[b]	1.27	[b]	(0.06	) [b]	52.03

1999 - Service Shares	(0.22	) [b]	1.77	[b]	(0.56	) [b]	52.03

For the Year Ended January 31,

1999 - Class A Shares	0.08		2.00		(0.61)		75.38

1999 - Class B Shares	(0.55)		2.62		(1.17)		75.38

1999 - Class C Shares	(0.56)		2.63		(1.18)		75.38

1999 - Institutional Shares	0.60		1.56		(0.02)		75.38

1999 - Service Shares	0.01		2.06		(0.61)		75.38

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	(0.36	) [b]	3.92	[b]	(3.03	) [b]	37.65

1998 - Class B Shares (commenced August 15, 1997)	(1.04	) [b]	4.37	[b]	(3.46	) [b]	37.65

1998 - Class C Shares (commenced August 15, 1997)	(1.07	) [b]	4.37	[b]	(3.49	) [b]	37.65

1998 - Institutional Shares (commenced August 15, 1997)	0.15	[b]	3.37	[b]	(2.27	) [b]	37.65

1998 - Service Shares (commenced August 15, 1997)	0.40	[b]	3.87	[b]	(2.02	) [b]	37.65

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CAPITAL GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$24.96	$(0.11	) [c]	$6.29	$6.18

2000 - Class B Shares	24.37	(0.30	) [c]	6.11	5.81

2000 - Class C Shares	24.33	(0.30	) [c]	6.10	5.80

2000 - Institutional Shares	25.06	—		6.32	6.32

2000 - Service Shares	24.88	(0.13	) [c]	6.25	6.12

For the Seven Months Ended August 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93

1999 - Class B Shares	23.57	(0.17)		0.97	0.80

1999 - Class C Shares	23.52	(0.16)		0.97	0.81

1999 - Institutional Shares	24.07	(0.02)		1.01	0.99

1999 - Service Shares	23.96	(0.08)		1.00	0.92

For the Years Ended January 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32

1999 - Class B Shares	18.27	(0.12)		6.19	6.07

1999 - Class C Shares	18.24	(0.10)		6.15	6.05

1999 - Institutional Shares	18.45	0.01		6.38	6.39

1999 - Service Shares	18.46	(0.04)		6.31	6.27

1998 - Class A Shares	16.73	0.02		4.78	4.80

1998 - Class B Shares	16.67	0.02		4.61	4.63

1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58

1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68

1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65

1997 - Class A Shares	14.91	0.10		3.56	3.66

1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82

1996 - Class A Shares	13.67	0.12		3.93	4.05

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(2.19)	$(2.19)	$28.95	25.70%	$2,736,484	1.45%

—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20

—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20

—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05

—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]

—	—	—	—	24.37	3.39	329,870	2.19	[b]

—	—	—	—	24.33	3.44	87,284	2.19	[b]

—	—	—	—	25.06	4.11	255,210	1.04	[b]

—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42

—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19

—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19

—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07

—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40

—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18

—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]

(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]

—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40

(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

(0.12)	—	(2.69)	(2.81)	14.91	30.45	881,056	1.36

CAPITAL GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.41)%		1.47%		(0.44)%		34.03%

2000 - Class B Shares	(1.16)		2.22		(1.19)		34.03

2000 - Class C Shares	(1.16)		2.22		(1.19)		34.03

2000 - Institutional Shares	—		1.07		(0.03)		34.03

2000 - Service Shares	(0.49)		1.57		(0.52)		34.03

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.53	) [b]	1.47	[b]	(0.56	) [b]	18.16

1999 - Class B Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Class C Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Institutional Shares	(0.20	) [b]	1.07	[b]	(0.23	) [b]	18.16

1999 - Service Shares	(0.65	) [b]	1.57	[b]	(0.68	) [b]	18.16

For the Years Ended January 31,

1999 - Class A Shares	(0.18)		1.58		(0.34)		30.17

1999 - Class B Shares	(0.98)		2.21		(1.00)		30.17

1999 - Class C Shares	(1.00)		2.21		(1.02)		30.17

1999 - Institutional Shares	0.11		1.09		0.09		30.17

1999 - Service Shares	(0.37)		1.59		(0.39)		30.17

1998 - Class A Shares	0.08		1.65		(0.17)		61.50

1998 - Class B Shares	(0.77)		2.18		(0.77)		61.50

1998 - Class C Shares (commenced August 15, 1997)	(0.86	) [b]	2.21	[b]	(0.86	) [b]	61.50

1998 - Institutional Shares (commenced August 15, 1997)	0.18	[b]	1.16	[b]	0.18	[b]	61.50

1998 - Service Shares (commenced August 15, 1997)	(0.16	) [b]	1.50	[b]	(0.16	) [b]	61.50

1997 - Class A Shares	0.62		1.65		0.37		52.92

1997 - Class B Shares (commenced May 1, 1996)	(0.39	) [b]	2.15	[b]	(0.39	) [b]	52.92

1996 - Class A Shares	0.65		1.61		0.40		63.90

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STRATEGIC GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total income from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$10.06	$(0.06	) [c]	$2.52	$2.46

2000 - Class B Shares	10.04	(0.14	) [c]	2.50	2.36

2000 - Class C Shares	10.05	(0.14	) [c]	2.51	2.37

2000 - Institutional Shares	10.07	(0.01	) [c]	2.52	2.51

2000 - Service Shares	10.06	(0.04	) [c]	2.50	2.46

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.07	0.04

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.08	0.05

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07

1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

APPENDIX B

Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$12.52	24.46%	$92,271	1.44%		(0.50)%

12.40	23.51	17,149	2.19		(1.24)

12.42	23.58	7,287	2.19		(1.24)

12.58	24.93	22,910	1.04		(0.09)

12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17	) [b]

10.04	0.40	3,393	2.19	[b]	(0.97	) [b]

10.05	0.50	2,388	2.19	[b]	(0.99	) [b]

10.07	0.70	5,981	1.04	[b]	0.24	[b]

10.06	0.60	2	1.54	[b]	(0.24	) [b]

STRATEGIC GROWTH FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.63%		(0.69)%		19.28%

2000 - Class B Shares	2.38		(1.43)		19.28

2000 - Class C Shares	2.38		(1.43)		19.28

2000 - Institutional Shares	1.23		(0.28)		19.28

2000 - Service Shares	1.73		(0.54)		19.28

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43	) [b]	6.98

1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23	) [b]	6.98

1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25	) [b]	6.98

1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02	) [b]	6.98

1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50	) [b]	6.98

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GROWTH OPPORTUNITIES FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain

For the Year Ended August 31,

2000 - Class A Shares	$10.13	$(0.11	) [c]	$9.71

2000 - Class B Shares	10.18	(0.24	) [c]	9.74

2000 - Class C Shares	10.10	(0.24	) [c]	9.68

2000 - Institutional Shares	10.13	(0.04	) [c]	9.73

2000 - Service Shares	10.12	(0.12	) [c]	9.68

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) [c]	0.14

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.21

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.13

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12

1999 - Service Shares (commenced May 24)	10.00	—		0.12

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$9.60	$(0.23)	$19.50	95.73%	$188,199	1.52%

9.50	(0.23)	19.45	94.27	42,061	2.27

9.44	(0.23)	19.31	94.43	26,826	2.27

9.69	(0.23)	19.59	96.67	49,921	1.12

9.56	(0.23)	19.45	95.41	3	1.62

0.13	—	10.13	1.30	8,204	1.44	[b]

0.18	—	10.18	1.80	520	2.19	[b]

0.10	—	10.10	1.00	256	2.19	[b]

0.13	—	10.13	1.30	5,223	1.04	[b]

0.12	—	10.12	1.20	2	1.54	[b]

GROWTH OPPORTUNITIES FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.64)%		1.61%		(0.73)%		73.35%

2000 - Class B Shares	(1.38)		2.36		(1.47)		73.35

2000 - Class C Shares	(1.38)		2.36		(1.47)		73.35

2000 - Institutional Shares	(0.23)		1.21		(0.32)		73.35

2000 - Service Shares	(0.69)		1.71		(0.78)		73.35

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	(0.27	) [b]	14.15	[b]	(12.98	) [b]	26.53

1999 - Class B Shares (commenced May 24)	(1.04	) [b]	14.90	[b]	(13.75	) [b]	26.53

1999 - Class C Shares (commenced May 24)	(1.12	) [b]	14.90	[b]	(13.83	) [b]	26.53

1999 - Institutional Shares (commenced May 24)	0.39	[b]	13.75	[b]	(12.32	) [b]	26.53

1999 - Service Shares (commenced May 24)	0.03	[b]	14.25	[b]	(12.68	) [b]	26.53

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MID CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$18.42	$0.20	[c]	$1.38	$1.58

2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46

2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43

2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63

2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven Months Ended August 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77

1999 - Class B Shares	18.29	(0.04)		1.71	1.67

1999 - Class C Shares	18.30	(0.04)		1.71	1.67

1999 - Institutional Shares	18.37	0.09		1.72	1.81

1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)

1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)

1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)

1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)

1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85

1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80

1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82

1998 - Institutional Shares	18.73	0.16		5.66	5.82

1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.12)	$ —	$ —	$(0.12)	$19.88	8.70%	$ 39,142	1.29%

—	—	—	—	19.69	8.01	22,284	2.04

—	—	—	—	19.67	7.84	5,720	2.04

(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89

(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]

—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]

—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]

—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]

—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33

—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93

(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93

(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87

(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]

(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]

(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]

(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85

(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

(0.12)	—	—	(0.12)	15.91	6.89	135,671	0.85	[b]

MID CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.11%		1.34%		1.06%		82.92%

2000 - Class B Shares	0.35		2.09		0.30		82.92

2000 - Class C Shares	0.32		2.09		0.27		82.92

2000 - Institutional Shares	1.51		0.94		1.46		82.92

2000 - Service Shares	1.03		1.44		0.98		82.92

For the Seven-Months Ended August 31,

1999 - Class A Shares	0.43	[b]	1.37	[b]	0.35	[b]	68.84

1999 - Class B Shares	(0.33	) [b]	2.12	[b]	(0.41	) [b]	68.84

1999 - Class C Shares	(0.34	) [b]	2.12	[b]	(0.42	) [b]	68.84

1999 - Institutional Shares	0.79	[b]	0.97	[b]	0.71	[b]	68.84

1999 - Service Shares	0.38	[b]	1.47	[b]	0.30	[b]	68.84

For the Years Ended January 31,

1999 - Class A Shares	0.38		1.41		0.30		92.18

1999 - Class B Shares	(0.22)		2.01		(0.30)		92.18

1999 - Class C Shares	(0.22)		2.01		(0.30)		92.18

1999 - Institutional Shares	0.83		0.95		0.75		92.18

1999 - Service Shares	0.32		1.45		0.24		92.18

1998 - Class A Shares (commenced August 15, 1997)	0.33	[b]	1.47	[b]	0.21	[b]	62.60

1998 - Class B Shares (commenced August 15, 1997)	(0.20	) [b]	1.97	[b]	(0.32	) [b]	62.60

1998 - Class C Shares (commenced August 15, 1997)	(0.23	) [b]	1.97	[b]	(0.35	) [b]	62.60

1998 - Institutional Shares	0.78		0.97		0.66		62.60

1998 - Service Shares (commenced July 18, 1997)	0.63	[b]	1.43	[b]	0.51	[b]	62.60

1997 - Institutional Shares	1.35		0.91		1.29		74.03

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	1.67	[b]	0.98	[b]	1.54	[b]	58.77

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SMALL CAP VALUE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income (loss) from investment operations

For the Year Ended August 31,
2000 - Class A Shares	$19.80	$ 0.01	[c]	$ 3.40	$ 3.41

2000 - Class B Shares	19.27	(0.13	) [c]	3.26	3.13

2000 - Class C Shares	19.28	(0.12	) [c]	3.26	3.14

2000 - Institutional Shares	19.95	0.10	[c]	3.42	3.52

2000 - Service Shares	19.76	0.01	[c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)		1.34	1.29

1999 - Class B Shares	18.10	(0.12)		1.29	1.17

1999 - Class C Shares	18.12	(0.11)		1.27	1.16

1999 - Institutional Shares	18.62	—		1.33	1.33

1999 - Service Shares	18.50	(0.13)		1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)

1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)

1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)

1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)

1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14		5.33	5.47

1998 - Class B Shares	20.80	(0.01)		5.27	5.26

1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37

1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51

1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47

1997 - Class A Shares	17.29	(0.21)		4.92	4.71

1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10

1996 - Class A Shares	16.14	(0.23)		1.39	1.16

APPENDIX B

Distributions to shareholders
In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$—	$ —	$ —	$23.21	17.22%	$157,791	1.50%

—	—	—	22.40	16.24	29,199	2.25

—	—	—	22.42	16.34	8,428	2.25

—	—	—	23.47	17.64	26,445	1.10

—	—	—	23.13	17.05	83	1.60

—	—	—	19.80	6.97	210,500	1.50	[b]

—	—	—	19.27	6.46	37,386	2.25	[b]

—	—	—	19.28	6.40	8,079	2.25	[b]

—	—	—	19.95	7.14	27,023	1.10	[b]

—	—	—	19.76	6.81	57	1.60	[b]

—	(1.00)	(1.00)	18.51	(17.37)	261,661	1.50

—	(1.00)	(1.00)	18.10	(18.00)	42,879	2.25

—	(1.00)	(1.00)	18.12	(17.91)	8,212	2.25

—	(1.00)	(1.00)	18.62	(17.04)	15,351	1.13

—	(1.00)	(1.00)	18.50	(17.41)	261	1.62

—	(2.33)	(2.33)	24.05	26.17	370,246	1.54

—	(2.33)	(2.33)	23.73	25.29	42,677	2.29

—	2.33	(2.33)	23.73	5.51	5,604	2.09	[b]

—	2.33	(2.33)	24.09	6.08	14,626	1.16	[b]

—	2.33	(2.33)	24.05	5.91	2	1.45	[b]

—	(1.09)	(1.09)	20.91	27.28	212,061	1.60

—	(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

—	(0.01)	(0.01)	17.29	7.20	204,994	1.41

SMALL CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.07%		1.57%		—%		75.31%

2000 - Class B Shares	(0.68)		2.32		(0.75)		75.31

2000 - Class C Shares	(0.65)		2.32		(0.72)		75.31

2000 - Institutional Shares	0.49		1.17		0.42		75.31

2000 - Service Shares	0.03		1.67		(0.04)		75.31

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35	) [b]	1.61	[b]	(0.46	) [b]	46.95

1999 - Class B Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Class C Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Institutional Shares	0.05	[b]	1.21	[b]	(0.06	) [b]	46.95

1999 - Service Shares	(0.41	) [b]	1.71	[b]	(0.52	) [b]	46.95

For the Years Ended January 31,
1999 - Class A Shares	(0.24)		1.74		(0.48)		98.46

1999 - Class B Shares	(0.99)		2.29		(1.03)		98.46

1999 - Class C Shares	(0.99)		2.29		(1.03)		98.46

1999 - Institutional Shares	0.13		1.17		0.09		98.46

1999 - Service Shares	(0.47)		1.66		(0.51)		98.46

1998 - Class A Shares	(0.28)		1.76		(0.50)		84.81

1998 - Class B Shares	(0.92)		2.29		(0.92)		84.81

1998 - Class C Shares (commenced August 15, 1997)	(0.79	) [b]	2.09	[b]	(0.79	) [b]	84.81

1998 - Institutional Shares (commenced August 15, 1997)	0.27	[b]	1.16	[b]	0.27	[b]	84.81

1998 - Service Shares (commenced August 15, 1997)	(0.07	) [b]	1.45	[b]	(0.07	) [b]	84.81

1997 - Class A Shares	(0.72)		1.85		(0.97)		99.46

1997 - Class B Shares (commenced May 1, 1996)	(1.63	) [b]	2.35	[b]	(1.63	) [b]	99.46

1996 - Class A Shares	(0.59)		1.66		(0.84)		57.58

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LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income[c]	Net realized and unrealized gain	Total from investment operations	Net asset value, end of period

For the Period Ended August 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	$10.00	$0.06	$0.33	$0.39	$10.39

2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	10.33

2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	10.32

2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	10.40

2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	10.38

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

APPENDIX B

				Ratios assuming no expense reductions
Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

3.90%	$7,181	1.25%	0.84%	3.30%	(1.21)%	66.79%

3.30	1,582	2.00	0.06	4.05	(1.99)	66.79

3.20	850	2.00	0.15	4.05	(1.90)	66.79

4.00	16,155	0.85	1.31	2.90	(0.74)	66.79

3.80	2	1.35	0.95	3.40	(1.10)	66.79

Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies

	4	Goldman Sachs Balanced Fund

	6	Goldman Sachs Growth and Income Fund

	7	Goldman Sachs CORE Large Cap Value Fund

	8	Goldman Sachs CORE U.S. Equity Fund

	9	Goldman Sachs CORE Large Cap Growth Fund

	10	Goldman Sachs CORE Small Cap Equity Fund

	11	Goldman Sachs Capital Growth Fund

	12	Goldman Sachs Strategic Growth Fund

	13	Goldman Sachs Growth Opportunities Fund

	14	Goldman Sachs Mid Cap Value Fund

	15	Goldman Sachs Small Cap Value Fund

	16	Goldman Sachs Large Cap Value Fund

18	Other Investment Practices and Securities

22	Principal Risks of the Funds

26	Fund Performance

36	Fund Fees and Expenses

40	Service Providers

47	Dividends

49	Shareholder Guide

	49	How To Buy Shares

	53	How To Sell Shares

58	Taxation

60	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

82	Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
CORE SM is a service mark of Goldman, Sachs & Co.

EQDOMPROINST

Prospectus

Service
Shares

December 29, 2000

■	Goldman Sachs Balanced Fund

■	Goldman Sachs Growth and Income Fund

■	Goldman Sachs CORE SM Large Cap Value Fund

■	Goldman Sachs CORE SM U.S. Equity Fund

■	Goldman Sachs CORE SM Large Cap Growth Fund

■	Goldman Sachs CORE SM Small Cap Equity Fund

■	Goldman Sachs Capital Growth Fund

■	Goldman Sachs Strategic Growth Fund

■	Goldman Sachs Growth Opportunities Fund

■	Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity)

■	Goldman Sachs Small Cap Value Fund

■	Goldman Sachs Large Cap Value Fund

GOLDMAN SACHS DOMESTIC EQUITY FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Large Cap Value Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the “Investment Adviser.” ;

VALUE STYLE FUNDS

Goldman Sachs’ Value Investment Philosophy:
Through intensive, hands-on research our portfolio team seeks to identify:

1.	Well-positioned businesses that have:
■	Attractive returns on capital.
■	Sustainable earnings and cash flow.
■	Strong company management focused on long-term returns to shareholders.

2.	Attractive valuation opportunities where:
■	The intrinsic value of the business is not reflected in the stock price.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

Goldman Sachs’ Growth Investment Philosophy:
1.	Invest as if buying the company/business, not simply trading its stock:
■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

QUANTITATIVE (“CORE”) STYLE FUNDS

Goldman Sachs’ CORE Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in each Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

GENERAL INVESTMENT MANAGEMENT APPROACH

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each CORE Fund benchmark.

Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

Fund Investment Objectives and Strategies

Goldman Sachs
Balanced Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large capitalization U.S. stocks and fixed-income securities

Investment Style:	Asset Allocation, with growth and value (blend) equity components

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund’s equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies (“emerging countries”) and equity securities quoted in foreign currencies. A portion of the Fund’s portfolio of equity securities may be selected primarily to provide current income (including interests in real estate investment trusts (“REITs”), convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

Fixed Income Securities. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund’s assets are invested in other fixed-income securities and cash.

The Fund’s fixed-income securities primarily include:
■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

Goldman Sachs
Growth and Income Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	S&P 500® Index

Investment Focus:	Large capitalization U.S. equity securities with an emphasis on undervalued stocks

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity securities of large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. stocks

Investment Style:	Quantitative, applied to large-cap growth stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Investment Adviser emphasizes a company’s growth prospects in analyzing equity securities to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Stocks of small capitalization U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000® Index at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000® Index, the Fund may, but is not required to, sell the security.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that offer long-term capital appreciation potential

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity securities that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P Midcap 400 Index

Investment Focus:	U.S. equity securities that offer long-term capital appreciation with a primary focus on mid-capitalization companies

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap Value Index

Investment Focus:	Mid-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment (currently between $20 million and $3 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to sell the securities. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Goldman Sachs
Large Cap Value Fund

                                       FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large capitalization U.S. equity securities that are believed to be undervalued

Investment Style:	Value

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its total assets in fixed-income securities, such as government, corporate and bank debt obligations.

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Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Investment Practices

Borrowings	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Credit, Currency, Index, Interest Rate and Mortgage Swaps*	15	—	—	—

Cross Hedging of Currencies	•	•	•	•

Custodial Receipts	•	•	•	•

Equity Swaps*	15	15	15	15

Foreign Currency Transactions**	• [1]	•	•	•

Futures Contracts and Options on Futures Contracts	•	•	• [2]	• [3]

Interest Rate Caps, Floors and Collars	•	—	—	—

Investment Company Securities (including iShares SM and Standard & Poor’s Depositary Receipts TM )	10	10	10	10

Loan Participations	•	—	—	—

Mortgage Dollar Rolls	•	—	—	—

Options on Foreign Currencies [4]	•	•	•	•

Options on Securities and Securities Indices [5]	•	•	•	•

Repurchase Agreements	•	•	•	•

Reverse Repurchase Agreements (for investment purposes)	•	—	—	—

Securities Lending	33 1 /3	33 1 /3	33 1 /3	33 1 /3

Short Sales Against the Box	25	25	—	—

Unseasoned Companies	•	•	•	•

Warrants and Stock Purchase Rights	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund invests in foreign securities.
1	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
2	The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index.
3	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
4	The Funds may purchase and sell call and put options.
5	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

15	15	15	15	15	15	15	15

•	•	•	•	•	•	•	•

• [2]	• [2]	•	•	•	•	•	•

—	—	—	—	—	—	—	—

10	10	10	10	10	10	10	10

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

—	—	—	—	—	—	—	—

33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3	33 1 /3

—	—	25	25	25	25	25	25

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

•	•	•	•	•	•	•	•

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted

	Balanced Fund		Growth and Income Fund		CORE Large Cap Value Fund		CORE U.S. Equity Fund

Investment Securities

American, European and Global Depositary Receipts	•		•		• [6]		• [6]

Asset-Backed and Mortgage-Backed Securities [7]	•		•		—		—

Bank Obligations [7]	•		•		•		•

Convertible Securities [8]	•		•		•		•

Corporate Debt Obligations [7]	•		•		• [9]		• [9]

Equity Securities	45-65		65	+	90	+	90	+

Emerging Country Securities	10 [10]		25	[10]	—		—

Fixed Income Securities [11]	35-45	[18]	35		10	[9]	10	[9]

Foreign Securities	10 [10]		25	[10]	• [14]		• [14]

Foreign Government Securities [7]	•		—		—		—

Municipal Securities	•		—		—		—

Non-Investment Grade Fixed Income Securities	10 [15]		10	[16]	—		—

Real Estate Investment Trusts	•		•		•		•

Stripped Mortgage Backed Securities [7]	•		—		—		—

Structured Securities*	•		•		•		•

Temporary Investments	100		100		35		35

U.S. Government Securities [7]	•		•		•		•

Yield Curve Options and Inverse Floating Rate Securities	•		—		—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
6	The CORE Funds may not invest in European Depositary Receipts.
7	Limited by the amount the Fund invests in fixed-income securities.
8
Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor’s Service, Inc. (“Moody’s”). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.

9	Cash equivalents only.
10
The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value and Small Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25% and 25%, respectively, of their total assets in foreign securities, including emerging country securities.

11	Except as noted under “Non-Investment Grade Fixed Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s or Baa or higher by Moody’s).
12
The Mid Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment and (2) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund		Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

• [6]	• [6]	•		•	•	•	•	•

—	—	•		•	•	•	•	•

•	•	•		•	•	•	•	•

•	•	•		•	•	•	•	•

• [9]	• [9]	•		•	•	•	•	•

90+	90+	90	+	90+	90+	65+	65+	90+

—	—	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	—

10 [9]	10 [9]	•		•	•	35 [12]	35 [13]	10

• [14]	• [14]	10	[10]	10 [10]	10 [10]	25 [10]	25 [10]	25

—	—	—		—	—	—	—	—

—	—	—		—	—	—	—	—

—	—	10	[16]	10 [16]	10 [16]	10 [17]	35 [16]	10 [16]

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

•	•	•		•	•	•	•	•

35	35	100		100	100	100	100	100

•	•	•		•	•	•	•	•

—	—	—		—	—	—	—	—

13
The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in:
(1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.

14	Equity securities of foreign issuers must be traded in the United States.
15	Must be at least BB or B by Standard & Poor’s or Ba or B by Moody’s.
16	May be BB or lower by Standard & Poor’s or Ba or lower by Moody’s.
17	Must be B or higher by Standard & Poor’s or B or higher by Moody’s.
18	The Balanced Fund invests at least 25% of its total assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable — Not applicable	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund	CORE Small Cap Equity Fund

Credit/Default	•	•	•	•	•	•

Foreign	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•

Small Cap	—	—	—	—	—	•

Stock	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Initial Public Offering (“IPO”)	—	—	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	—	—	•	•	—

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

•	•	•	•	•	•

—	•	•	•	•	—

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A
Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■
Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■
Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

■
Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developements affecting those sectors.

■
Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).

Specific Funds:

■
Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

■
IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. The Strategic Growth, Growth Opportunities and Large Cap Value Funds commenced operations on May 24, 1999, May 24, 1999 and December 15, 1999, respectively. Since these Funds have less than one calendar year’s performance, no performance information is provided in this section.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was 2.10%. Best Quarter Q4 ’99 +8.14% Worst Quarter Q3 ’98 -8.76%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 8/15/97)	8.56%	5.74%
S&P 500® Index*	21.04%	23.21%
Lehman Brothers Aggregate Bond Index**	(0.82)%	5.14%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -0.92%. Best Quarter Q2 ’97 +15.16% Worst Quarter Q3 ’98 -16.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 3/6/96)	5.64%	11.53%
S&P 500® Index*	21.04%	25.79%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was 2.41%. Best Quarter Q2 ’99 +10.38% Worst Quarter Q3 ’99 -8.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 12/31/98)	8.70%	8.68%
Russell 1000® Value Index*	7.34%	7.34%

*
The Russell 1000® Value Index, (inception date 1/1/99), is a market capitalization weighted index of the 1,000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -0.46%. Best Quarter Q4 ’98 +21.46% Worst Quarter Q3 ’98 -14.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 6/7/96)	22.71%	23.91%
S&P 500® Index*	21.04%	26.47%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

CORE Large Cap Growth Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was -0.92%. Best Quarter Q4 ’98 +25.52% Worst Quarter Q3 ’98 -14.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 5/1/97)	36.26%	33.20%
Russell 1000® Growth Index*	33.15%	35.42%

*	The Russell 1000® Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares the 9-month period ended September 30, 2000 was 6.80%. Best Quarter Q4 ’99 +15.28% Worst Quarter Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 8/15/97)	16.65%	7.32%
Russell 2000® Index*	21.26%	10.21%

*	The Russell 2000® Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was 0.22%. Best Quarter Q4 ’98 +24.32% Worst Quarter Q3 ’98 -11.51%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 8/15/97)	27.08%	28.47%
S&P 500® Index*	21.04%	23.21%

*	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was 17.69%. Best Quarter Q2 ’99 +21.13% Worst Quarter Q3 ’98 -20.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 7/18/97)	(0.70)%	(0.84)%
Russell Midcap Value Index*	(0.10)%	7.04%

*	The Russell Midcap Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN
CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2000 was 26.33%. Best Quarter Q2 ’99 +30.02% Worst Quarter Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Service Shares (Inception 8/15/97)	(2.28)%	(5.56)%
Russell 2000® Value Index*	(1.49)%	0.81%

*	The Russell 2000® Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees [2]	0.65%	0.70%	0.60%	0.75%
Service Fees [3]	0.50%	0.50%	0.50%	0.50%
Other Expenses [4]	0.24%	0.08%	0.17%	0.08%

Total Fund Operating Expenses*	1.39%	1.28%	1.27%	1.33%

See page 38 for all other footnotes.

*
As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund	Growth and Income Fund	CORE Large Cap Value Fund	CORE U.S. Equity Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees [2]	0.65%	0.70%	0.60%	0.70%
Service Fees [3]	0.50%	0.50%	0.50%	0.50%
Other Expenses [4]	0.10%	0.08%	0.10%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.25%	1.28%	1.20%	1.24%

FUND FEES AND EXPENSES

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

None	None	None	None	None	None	None	None

None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None
None	None	None	None	None	None	None	None

0.75%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.09%	0.30%	0.07%	0.23%	0.21%	0.19%	0.17%	2.15%

1.34%	1.65%	1.57%	1.73%	1.71%	1.44%	1.67%	3.40%

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund	Mid Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund

0.70%	0.85%	1.00%	1.00%	1.00%	0.75%	1.00%	0.75%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.06%	0.08%	0.04%	0.04%	0.15%	0.14%	0.10%	0.10%

1.26%	1.43%	1.54%	1.54%	1.65%	1.39%	1.60%	1.35%

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]
The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.05%, respectively, of such Funds’ average daily net assets. As a result of fee waivers, the current management fees of the CORE U.S. Equity Fund and CORE Large Cap Growth Fund are 0.70% and 0.70%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.

[3]
Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[4]
“Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’ s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Balanced	0.06%

Growth and Income	0.05%

CORE Large Cap Value	0.06%

CORE U.S. Equity	0.00%

CORE Large Cap Growth	0.02%

CORE Small Cap Equity	0.04%

Capital Growth	0.00%

Strategic Growth	0.00%

Growth Opportunities	0.11%

Mid Cap Value	0.10%

Small Cap Value	0.06%

Large Cap Value	0.06%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$142	$ 440	$ 761	$1,669

Growth and Income	$130	$ 406	$ 702	$1,545

CORE Large Cap Value	$129	$ 403	$ 697	$1,534

CORE U.S. Equity	$135	$ 421	$ 729	$1,601

CORE Large Cap Growth	$136	$ 425	$ 734	$1,613

CORE Small Cap Equity	$168	$ 520	$ 897	$1,955

Capital Growth	$160	$ 496	$ 855	$1,867

Strategic Growth	$176	$ 545	$ 939	$2,041

Growth Opportunities	$174	$ 539	$ 928	$2,019

Mid Cap Value	$147	$ 456	$ 787	$1,724

Small Cap Value	$170	$ 526	$ 907	$1,976

Large Cap Value	$343	$1,045	$1,769	$3,685

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Balanced
32 Old Slip	Growth and Income
New York, New York 10005	CORE Large Cap Value
CORE Large Cap Growth
CORE Small Cap Equity
Strategic Growth
Growth Opportunities
Mid Cap Value
Small Cap Value
Large Cap Value

Goldman Sachs Funds Management, L.P. (“GSFM”)	CORE U.S. Equity
32 Old Slip	Capital Growth
New York, New York 10005

GSAM and GSFM are separate business units of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of September 30, 2000, GSAM and GSFM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Funds:
■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2000

GSAM:

Balanced	0.65%	0.65%

Growth and Income	0.70%	0.70%

CORE Large Cap Value	0.60%	0.60%

CORE Large Cap Growth	0.75%	0.64%

CORE Small Cap Equity	0.85%	0.85%

Strategic Growth	1.00%	1.00%

Growth Opportunities	1.00%	1.00%

Mid Cap Value	0.75%	0.75%

Small Cap Value	1.00%	1.00%

Large Cap Value	0.75%	0.75%

GSFM:

CORE U.S. Equity	0.75%	0.70%

Capital Growth	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC where he was and continues as President. Over the course of his 19-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team
■	Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser’s value investment team
■	Multi-sector focus provides a balanced perspective and in-depth industry knowledge
■	Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

Value Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Eileen A. Aptman Vice President	Senior Portfolio Manager— Mid Cap Value Small Cap Value	Since 1996 1997	Ms. Aptman joined the Investment Adviser as a research analyst in 1993. She became a portfolio manager in 1996.

Matthew B. McLennan Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 1996 1998	Mr. McLennan joined the
Investment Adviser as a research
analyst in 1995 and became a
portfolio manager in 1996. From
1994 to 1995, he worked in the
Investment Banking Division of
Goldman Sachs in Australia.

Meera Mayer Vice President	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Mayer joined the Investment
Adviser as a senior portfolio
manager in November 1999. From
July 1999 to November 1999, she
worked at Oppenheimer Funds as a
senior equity analyst. From 1995 to
March 1999, she worked at Spears,
Benzak, Salomon and Farrell as a
managing director and portfolio
manager.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Chip Otness Vice President	Senior Portfolio Manager— Small Cap Value Mid Cap Value	Since 2000 2000	Mr. Otness joined the Investment
Adviser as a senior portfolio
manager in 2000. From 1998 to
2000, he headed Dolphin Asset
Management. From 1970 to 1998,
he worked at J.P. Morgan, most
recently as a managing director
and senior portfolio manager
responsible for small-cap
institutional equity investments.

Eileen Rominger Managing Director	Senior Portfolio Manager— Growth and Income Large Cap Value Balanced (Equity)	Since 1999 1999 1999	Ms. Rominger joined the
Investment Adviser as a senior
portfolio manager and Chief
Investment Officer of the Value
Equity team in 1999. From 1981 to
1999, she worked at Oppenheimer
Capital, most recently as a senior
portfolio manager.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— CORE Large Cap Value CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity	Since 1998 1998 1998 1998	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President	Senior Portfolio Manager— CORE U.S. Equity CORE Large Cap Growth CORE Small Cap Equity CORE Large Cap Value	Since 1996 1997 1997 1998	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Equity Investment Team
■	18 year consistent investment style applied through diverse and complete market cycles
■	More than $22 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 150 years combined investment experience

Growth Equity Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

George D. Adler Vice President	Senior Portfolio Manager— Balanced (Equity) Capital Growth Strategic Growth Growth Opportunities	Since 1997 1997 1999 1999	Mr. Adler joined the Investment Adviser as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty Investment Management, Inc. (“Liberty”).

Steve Barry Vice President	Senior Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 2000 2000 2000 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Robert G. Collins Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Collins joined the Investment Adviser as portfolio manager and Co-Chair of the Growth Equity Investment Committee in 1997. From 1991 to 1997, he was a portfolio manager at Liberty.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ehlers joined the Investment
Adviser as a senior portfolio
manager and Chief Investment
Officer of the Growth Equity team
in 1997. From 1994 to 1997, he
was the Chief Investment Officer
and Chairman of Liberty.

SERVICE PROVIDERS

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Gregory H. Ekizian Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Ekizian joined the Investment
Adviser as portfolio manager and
Co-Chair of the Growth Equity
Investment Committee in 1997.
From 1990 to 1997, he was a
portfolio manager at Liberty and
its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Growth Opportunities Capital Growth Balanced (Equity) Strategic Growth	Since 1999 2000 2000 2000	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

David G. Shell Managing Director	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager— Capital Growth Balanced (Equity) Strategic Growth Growth Opportunities	Since 1997 1998 1999 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty.

Fixed-Income Portfolio Management Team
■	Fixed-income portfolio management is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
■	The team manages approximately $49 billion in fixed-income assets for retail, institutional and high net worth clients

Fixed-Income Portfolio Management Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Jonathan A. Beinner Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser as a portfolio manager in 1990.

C. Richard Lucy Managing Director and Co-Head U.S. Fixed Income	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Lucy joined the Investment Adviser as a portfolio manager in 1992.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Balanced	Quarterly	Annually

Growth and Income	Quarterly	Annually

CORE Large Cap Value	Quarterly	Annually

CORE U.S. Equity	Annually	Annually

CORE Large Cap Growth	Annually	Annually

CORE Small Cap Equity	Annually	Annually

Capital Growth	Annually	Annually

Strategic Growth	Annually	Annually

Growth Opportunities	Annually	Annually

Mid Cap Value	Annually	Annually

Small Cap Value	Annually	Annually

Large Cap Value	Annually	Annually

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?

Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the “ Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

SHAREHOLDER GUIDE

Note:  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foriegn securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?

Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by tele phone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■
Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check:  A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs) has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity securities. “Equity securities” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. Each Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”), may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and secu-

rities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Invest ments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
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Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

APPENDIX A

Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subse quently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Invest ment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of a Fund (including the loan collateral).

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares  SM , as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares  SM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

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Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

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iShares  SM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Invest ment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request). The information for all periods prior to the periods ended August 31, 2000 has been audited by the Funds’ previous independent accountants.

BALANCED FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain(loss)	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$20.38	$0.60	[c]	$ 1.75	$2.35

2000 - Class B Shares	20.26	0.45	[c]	1.73	2.18

2000 - Class C Shares	20.23	0.45	[c]	1.74	2.19

2000 - Institutional Shares	20.39	0.71	[c]	1.75	2.46

2000 - Service Shares	20.37	0.59	[c]	1.74	2.33

For The Seven Months Ended August 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13

1999 - Class B Shares	20.37	0.22		(0.18)	0.04

1999 - Class C Shares	20.34	0.23		(0.19)	0.04

1999 - Institutional Shares	20.48	0.53		(0.35)	0.18

1999 - Service Shares	20.47	1.22		(1.14)	0.08

For The Years Ended January 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78

1999 - Class B Shares	20.20	0.41		0.21	0.62

1999 - Class C Shares	20.17	0.41		0.21	0.62

1999 - Institutional Shares	20.29	0.64		0.20	0.84

1999 - Service Shares	20.28	0.53		0.21	0.74

1998 - Class A Shares	18.78	0.57		2.66	3.23

1998 - Class B Shares	18.73	0.50		2.57	3.07

1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49

1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58

1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54

1997 - Class A Shares	17.31	0.66		2.47	3.13

1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76

1996 - Class A Shares	14.22	0.51		3.43	3.94

See page 126 for all footnotes.

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return [a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.50)	$ —	$(0.81)	$(1.31)	$21.42	12.00%	$135,632	1.12%

(0.36)	—	(0.81)	(1.17)	21.27	11.17	33,759	1.87

(0.36)	—	(0.81)	(1.17)	21.25	11.23	8,658	1.87

(0.58)	—	(0.81)	(1.39)	21.46	12.59	2,509	0.72

(0.48)	—	(0.81)	(1.29)	21.41	11.89	17	1.22

(0.23)	—	—	(0.23)	20.38	0.62	169,395	1.10	[b]

(0.15)	—	—	(0.15)	20.26	0.20	40,515	1.85	[b]

(0.15)	—	—	(0.15)	20.23	0.18	11,284	1.85	[b]

(0.27)	—	—	(0.27)	20.39	0.86	2,361	0.70	[b]

(0.18)	—	—	(0.18)	20.37	0.39	15	1.20	[b]

(0.59)	—	—	(0.59)	20.48	3.94	192,453	1.04

(0.45)	—	—	(0.45)	20.37	3.15	43,926	1.80

(0.45)	—	—	(0.45)	20.34	3.14	14,286	1.80

(0.65)	—	—	(0.65)	20.48	4.25	8,010	0.73

(0.55)	—	—	(0.55)	20.47	3.80	490	1.23

(0.56)	—	(1.16)	(1.72)	20.29	17.54	163,636	1.00

(0.42)	(0.02)	(1.16)	(1.60)	20.20	16.71	23,639	1.76

(0.22)	(0.04)	(1.16)	(1.42)	20.17	2.49	8,850	1.77	[b]

(0.23)	(0.08)	(1.16)	(1.47)	20.29	2.93	8,367	0.76	[b]

(0.22)	(0.06)	(1.16)	(1.44)	20.28	2.66	16	1.26	[b]

(0.66)	—	(1.00)	(1.66)	18.78	18.59	81,410	1.00

(0.42)	(0.07)	(1.00)	(1.49)	18.73	16.22	2,110	1.75	[b]

(0.50)	—	(0.35)	(0.85)	17.31	28.10	50,928	1.00

BALANCED FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate [d]

For The Year Ended August 31,

2000 - Class A Shares	2.94%		1.29%		2.77%		153.69%

2000 - Class B Shares	2.19		2.04		2.02		153.69

2000 - Class C Shares	2.19		2.04		2.02		153.69

2000 - Institutional Shares	3.46		0.89		3.29		153.69

2000 - Service Shares	2.86		1.39		2.69		153.69

For The Seven Months Ended August 31,

1999 - Class A Shares	2.58	[b]	1.32	[b]	2.36	[b]	90.41

1999 - Class B Shares	1.83	[b]	2.07	[b]	1.61	[b]	90.41

1999 - Class C Shares	1.84	[b]	2.07	[b]	1.62	[b]	90.41

1999 - Institutional Shares	2.96	[b]	0.92	[b]	2.74	[b]	90.41

1999 - Service Shares	2.46	[b]	1.42	[b]	2.24	[b]	90.41

For The Years Ended January 31,

1999 - Class A Shares	2.90		1.45		2.49		175.06

1999 - Class B Shares	2.16		2.02		1.94		175.06

1999 - Class C Shares	2.17		2.02		1.95		175.06

1999 - Institutional Shares	3.22		0.95		3.00		175.06

1999 - Service Shares	2.77		1.45		2.55		175.06

1998 - Class A Shares	2.94		1.57		2.37		190.43

1998 - Class B Shares	2.14		2.07		1.83		190.43

1998 - Class C Shares (commenced August 15, 1997)	2.13	[b]	2.08	[b]	1.82	[b]	190.43

1998 - Institutional Shares (commenced August 15, 1997)	3.13	[b]	1.07	[b]	2.82	[b]	190.43

1998 - Service Shares (commenced August 15, 1997)	2.58	[b]	1.57	[b]	2.27	[b]	190.43

1997 - Class A Shares	3.76		1.77		2.99		208.11

1997 - Class B Shares (commenced May 1, 1996)	2.59	[b]	2.27	[b]	2.07	[b]	208.11

1996 - Class A Shares	3.65		1.90		2.75		197.10

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GROWTH AND INCOME FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For The Year Ended August 31,
2000 - Class A Shares	$24.68	$ 0.07	[c]	$1.44	$1.51

2000 - Class B Shares	24.46	(0.10	) [c]	1.42	1.32

2000 - Class C Shares	24.41	(0.09	) [c]	1.40	1.31

2000 - Institutional Shares	24.72	0.16	[c]	1.49	1.65

2000 - Service Shares	24.68	0.05	[c]	1.44	1.49

For The Seven Months Ended August 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50

1999 - Class B Shares	24.13	0.08		0.31	0.39

1999 - Class C Shares	24.08	0.08		0.30	0.38

1999 - Institutional Shares	24.35	0.34		0.23	0.57

1999 - Service Shares	24.33	0.17		0.32	0.49

For The Years Ended January 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)

1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)

1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)

1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)

1999 - Service Shares	25.92	0.17		(1.58)	(1.41)

1998 - Class A Shares	23.18	0.11		5.27	5.38

1998 - Class B Shares	23.10	0.04		5.14	5.18

1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05

1998 - Institutional Shares	23.19	0.27		5.23	5.50

1998 - Service Shares	23.17	0.14		5.23	5.37

1997 - Class A Shares	19.98	0.35		5.18	5.53

1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48

1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25

1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78

1996 - Class A Shares	15.80	0.33		4.75	5.08

APPENDIX B

Distributions to shareholders

From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.05)	$(0.03)	$(1.33)	$(1.41)	$24.78	6.48%	$ 576,354	1.18%

(0.02)	(0.01)	(1.33)	(1.36)	24.42	5.70	155,527	1.93

(0.01)	(0.01)	(1.33)	(1.35)	24.37	5.67	15,746	1.93

(0.09)	(0.04)	(1.33)	(1.46)	24.91	7.05	28,543	0.78

(0.05)	(0.02)	(1.33)	(1.40)	24.77	6.40	7,926	1.28

(0.15)	—	—	(0.15)	24.68	2.05	855,174	1.19	[b]

(0.06)	—	—	(0.06)	24.46	1.60	271,912	1.94	[b]

(0.05)	—	—	(0.05)	24.41	1.58	31,328	1.94	[b]

(0.20)	—	—	(0.20)	24.72	2.32	32,181	0.79	[b]

(0.14)	—	—	(0.14)	24.68	2.01	10,008	1.29	[b]

(0.19)	(0.01)	—	(0.20)	24.33	(5.40)	1,122,157	1.22

(0.04)	—	—	(0.04)	24.13	(6.07)	349,662	1.92

(0.05)	—	—	(0.05)	24.08	(6.12)	48,146	1.92

(0.30)	(0.01)	—	(0.31)	24.35	(5.00)	173,696	0.80

(0.17)	(0.01)	—	(0.18)	24.33	(5.44)	11,943	1.30

(0.11)	—	(2.52)	(2.63)	25.93	23.71	1,216,582	1.25

—	(0.03)	(2.52)	(2.55)	25.73	22.87	307,815	1.94

—	(0.03)	(2.52)	(2.55)	25.70	0.51	31,686	1.99	[b]

(0.22)	—	(2.52)	(2.74)	25.95	24.24	36,225	0.83

(0.06)	(0.04)	(2.52)	(2.62)	25.92	23.63	8,893	1.32

(0.35)	(0.01)	(1.97)	(2.33)	23.18	28.42	615,103	1.22

(0.17)	(0.06)	(1.97)	(2.20)	23.10	22.23	17,346	1.93	[b]

(0.30)	(0.04)	(1.97)	(2.31)	23.19	20.77	193	0.82	[b]

(0.28)	(0.07)	(1.97)	(2.32)	23.17	23.87	3,174	1.32	[b]

(0.30)	—	(0.60)	(0.90)	19.98	32.45	436,757	1.20

GROWTH AND INCOME FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,
2000 - Class A Shares	0.31%		1.18%		0.31%		86.84%

2000 - Class B Shares	(0.41)		1.93		(0.41)		86.84

2000 - Class C Shares	(0.40)		1.93		(0.40)		86.84

2000 - Institutional Shares	0.69		0.78		0.69		86.84

2000 - Service Shares	0.20		1.28		0.20		86.84

For The Seven Months Ended August 31,

1999 - Class A Shares	1.26	[b]	1.20	[b]	1.25	[b]	55.43

1999 - Class B Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Class C Shares	0.51	[b]	1.95	[b]	0.50	[b]	55.43

1999 - Institutional Shares	1.72	[b]	0.80	[b]	1.71	[b]	55.43

1999 - Service Shares	1.16	[b]	1.30	[b]	1.15	[b]	55.43

For The Years Ended January 31,

1999 - Class A Shares	0.78		1.32		0.68		125.79

1999 - Class B Shares	0.09		1.92		0.09		125.79

1999 - Class C Shares	0.10		1.92		0.10		125.79

1999 - Institutional Shares	1.25		0.80		1.25		125.79

1999 - Service Shares	0.72		1.30		0.72		125.79

1998 - Class A Shares	0.43		1.42		0.26		61.95

1998 - Class B Shares	(0.35)		1.94		(0.35)		61.95

1998 - Class C Shares (commenced August 15, 1997)	(0.48	) [b]	1.99	[b]	(0.48	) [b]	61.95

1998 - Institutional Shares	0.76		0.83		0.76		61.95

1998 - Service Shares	0.32		1.32		0.32		61.95

1997 - Class A Shares	1.60		1.43		1.39		53.03

1997 - Class B Shares (commenced May 1, 1996)	0.15	[b]	1.93	[b]	0.15	[b]	53.03

1997 - Institutional Shares (commenced June 3, 1996)	1.36	[b]	0.82	[b]	1.36	[b]	53.03

1997 - Service Shares (commenced March 6, 1996)	0.94	[b]	1.32	[b]	0.94	[b]	53.03

1996 - Class A Shares	1.67		1.45		1.42		57.93

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CORE LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.55	$0.12	[c]	$0.36	$0.48

2000 - Class B Shares	10.50	0.05	[c]	0.36	0.41

2000 - Class C Shares	10.51	0.04	[c]	0.37	0.41

2000 - Institutional Shares	10.55	0.16	[c]	0.37	0.53

2000 - Service Shares	10.55	0.11	[c]	0.36	0.47

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.15	0.04		0.40	0.44

1999 - Class B Shares	10.15	0.01		0.36	0.37

1999 - Class C Shares	10.15	0.01		0.37	0.38

1999 - Institutional Shares	10.16	0.06		0.38	0.44

1999 - Service Shares	10.16	0.02		0.40	0.42

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15

1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15

1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16

1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16

APPENDIX B

Distributions to shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets

$(0.10)	$(0.12)	$(0.22)	$10.81	4.68%	$100,972	1.06%		1.14%

(0.04)	(0.12)	(0.16)	10.75	3.96	19,069	1.81		0.44

(0.04)	(0.12)	(0.16)	10.76	3.97	11,178	1.81		0.45

(0.14)	(0.12)	(0.26)	10.82	5.20	175,493	0.66		1.54

(0.09)	(0.12)	(0.21)	10.81	4.60	12	1.16		1.07

(0.04)	—	(0.04)	10.55	4.31	91,072	1.04	[b]	0.87	[b]

(0.02)	—	(0.02)	10.50	3.68	14,464	1.79	[b]	0.05	[b]

(0.02)	—	(0.02)	10.51	3.73	8,032	1.79	[b]	0.09	[b]

(0.05)	—	(0.05)	10.55	4.35	189,540	0.64	[b]	1.29	[b]

(0.03)	—	(0.03)	10.55	4.11	13	1.14	[b]	0.72	[b]

—	—	—	10.15	1.50	6,665	1.08	[b]	1.45	[b]

—	—	—	10.15	1.50	340	1.82	[b]	0.84	[b]

—	—	—	10.15	1.50	268	1.83	[b]	0.70	[b]

—	—	—	10.16	1.60	53,396	0.66	[b]	1.97	[b]

—	—	—	10.16	1.60	2	1.16	[b]	2.17	[b]

CORE LARGE CAP VALUE FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.17%		1.03%		83.30%

2000 - Class B Shares	1.92		0.33		83.30

2000 - Class C Shares	1.92		0.34		83.30

2000 - Institutional Shares	0.77		1.43		83.30

2000 - Service Shares	1.27		0.96		83.30

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	1.21	[b]	0.70	[b]	36.10

1999 - Class B Shares	1.96	[b]	(0.12	) [b]	36.10

1999 - Class C Shares	1.96	[b]	(0.08	) [b]	36.10

1999 - Institutional Shares	0.81	[b]	1.12	[b]	36.10

1999 - Service Shares	1.31	[b]	0.55	[b]	36.10

For the Period Ended January 31,

1999 - Class A Shares (commenced December 31, 1998)	8.03	[b]	(5.50	) [b]	0.00

1999 - Class B Shares (commenced December 31, 1998)	8.77	[b]	(6.11	) [b]	0.00

1999 - Class C Shares (commenced December 31, 1998)	8.78	[b]	(6.25	) [b]	0.00

1999 - Institutional Shares (commenced December 31, 1998)	7.61	[b]	(4.98	) [b]	0.00

1999 - Service Shares (commenced December 31, 1998)	8.11	[b]	(4.78	) [b]	0.00

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CORE U.S. EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$34.21	$ 0.10	[c]	$6.00	$6.10

2000 - Class B Shares	33.56	(0.14	) [c]	5.83	5.69

2000 - Class C Shares	33.46	(0.13	) [c]	5.80	5.67

2000 - Institutional Shares	34.61	0.24	[c]	6.07	6.31

2000 - Service Shares	34.05	0.07	[c]	5.96	6.03

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	32.98	0.03		1.20	1.23

1999 - Class B Shares	32.50	(0.11)		1.17	1.06

1999 - Class C Shares	32.40	(0.10)		1.16	1.06

1999 - Institutional Shares	33.29	0.11		1.21	1.32

1999 - Service Shares	32.85	0.01		1.19	1.20

For The Years Ended January 31,

1999 - Class A Shares	26.59	0.04		7.02	7.06

1999 - Class B Shares	26.32	(0.10)		6.91	6.81

1999 - Class C Shares	26.24	(0.10)		6.89	6.79

1999 - Institutional Shares	26.79	0.20		7.11	7.31

1999 - Service Shares	26.53	0.06		7.01	7.07

1998 - Class A Shares	23.32	0.11		5.63	5.74

1998 - Class B Shares	23.18	0.11		5.44	5.55

1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03		1.22	1.25

1998 - Institutional Shares	23.44	0.30		5.65	5.95

1998 - Service Shares	23.27	0.19		5.57	5.76

1997 - Class A Shares	19.66	0.16		4.46	4.62

1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04		3.70	3.74

1997 - Institutional Shares	19.71	0.30		4.51	4.81

1997 - Service Shares (commenced June 7, 1996)	21.02	0.13		3.15	3.28

1996 - Class A Shares	14.61	0.19		5.43	5.62

1996 - Institutional Shares (commenced June 15, 1995)	16.97	0.16		3.23	3.39

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$ —	$ —	$(3.54)	$(3.54)	$36.77	18.96%	$715,775	1.14%		0.31%

—	—	(3.54)	(3.54)	35.71	18.03	275,673	1.89		(0.44)

—	—	(3.54)	(3.54)	35.59	18.03	62,820	1.89		(0.43)

(0.08)	—	(3.54)	(3.62)	37.30	19.41	379,172	0.74		0.71

—	—	(3.54)	(3.54)	36.54	18.83	11,879	1.24		0.19

—	—	—	—	34.21	3.73	614,310	1.14	[b]	0.15	[b]

—	—	—	—	33.56	3.26	214,087	1.89	[b]	(0.60	) [b]

—	—	—	—	33.46	3.27	43,361	1.89	[b]	(0.61	) [b]

—	—	—	—	34.61	3.97	335,465	0.74	[b]	0.54	[b]

—	—	—	—	34.05	3.65	11,204	1.24	[b]	0.06	[b]

(0.03)	(0.01)	(0.63)	(0.67)	32.98	26.89	605,566	1.23		0.15

—	—	(0.63)	(0.63)	32.50	26.19	152,347	1.85		(0.50)

—	—	(0.63)	(0.63)	32.40	26.19	26,912	1.87		(0.53)

(0.15)	(0.03)	(0.63)	(0.81)	33.29	27.65	307,200	0.69		0.69

(0.10)	(0.02)	(0.63)	(0.75)	32.85	27.00	11,600	1.19		0.19

(0.12)	—	(2.35)	(2.47)	26.59	24.96	398,393	1.28		0.51

—	(0.06)	(2.35)	(2.41)	26.32	24.28	59,208	1.79		(0.05)

—	(0.14)	(2.35)	(2.49)	26.24	4.85	6,267	1.78	[b]	(0.21	) [b]

(0.24)	(0.01)	(2.35)	(2.60)	26.79	25.76	202,893	0.65		1.16

(0.07)	(0.08)	(2.35)	(2.50)	26.53	25.11	7,841	1.15		0.62

(0.16)	—	(0.80)	(0.96)	23.32	23.75	225,968	1.29		0.91

(0.04)	(0.16)	(0.80)	(1.00)	23.18	18.59	17,258	1.83	[b]	0.06	[b]

(0.28)	—	(0.80)	(1.08)	23.44	24.63	148,942	0.65		1.52

(0.13)	(0.10)	(0.80)	(1.03)	23.27	15.92	3,666	1.15	[b]	0.69	[b]

(0.16)	—	(0.41)	(0.57)	19.66	38.63	129,045	1.25		1.01

(0.24)	—	(0.41)	(0.65)	19.71	20.14	64,829	0.65	[b]	1.49	[b]

CORE U.S. EQUITY FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.23%		0.22%		59.27%

2000 - Class B Shares	1.98		(0.53)		59.27

2000 - Class C Shares	1.98		(0.52)		59.27

2000 - Institutional Shares	0.83		0.62		59.27

2000 - Service Shares	1.33		0.10		59.27

For The Seven-Month Period Ended August 31,

1999 - Class A Shares	1.24	[b]	0.05	[b]	41.84

1999 - Class B Shares	1.99	[b]	(0.70	) [b]	41.84

1999 - Class C Shares	1.99	[b]	(0.71	) [b]	41.84

1999 - Institutional Shares	0.84	[b]	0.44	[b]	41.84

1999 - Service Shares	1.34	[b]	(0.04	) [b]	41.84

For The Years Ended January 31,

1999 - Class A Shares	1.36		0.02		63.79

1999 - Class B Shares	1.98		(0.63)		63.79

1999 - Class C Shares	2.00		(0.66)		63.79

1999 - Institutional Shares	0.82		0.56		63.79

1999 - Service Shares	1.32		0.06		63.79

1998 - Class A Shares	1.47		0.32		65.89

1998 - Class B Shares	1.96		(0.22)		65.89

1998 - Class C Shares (commenced August 15, 1997)	1.95	[b]	(0.38	) [b]	65.89

1998 - Institutional Shares	0.82		0.99		65.89

1998 - Service Shares	1.32		0.45		65.89

1997 - Class A Shares	1.53		0.67		37.28

1997 - Class B Shares (commenced May 1, 1996)	2.00	[b]	(0.11	) [b]	37.28

1997 - Institutional Shares	0.85		1.32		37.28

1997 - Service Shares (commenced June 7, 1996)	1.35	[b]	0.49	[b]	37.28

1996 - Class A Shares	1.55		0.71		39.35

1996 - Institutional Shares (commenced June 15, 1995)	0.96	[b]	1.18	[b]	39.35

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CORE LARGE CAP GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$17.02	$ 0.06	[c]	$5.67	$5.73

2000 - Class B Shares	16.75	(0.09	) [c]	5.57	5.48

2000 - Class C Shares	16.75	(0.08	) [c]	5.57	5.49

2000 - Institutional Shares	17.10	0.13	[c]	5.73	5.86

2000 - Service Shares	16.95	0.03	[c]	5.66	5.69

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	16.17	(0.01)		0.86	0.85

1999 - Class B Shares	15.98	(0.07)		0.84	0.77

1999 - Class C Shares	15.99	(0.07)		0.83	0.76

1999 - Institutional Shares	16.21	0.03		0.86	0.89

1999 - Service Shares	16.11	(0.02)		0.86	0.84

For the Year Ended January 31,

1999 - Class A Shares	11.97	0.01		4.19	4.20

1999 - Class B Shares	11.92	(0.06)		4.12	4.06

1999 - Class C Shares	11.93	(0.05)		4.11	4.06

1999 - Institutional Shares	11.97	0.02		4.23	4.25

1999 - Service Shares	11.95	(0.01)		4.17	4.16

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)		2.33	2.30

1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)		0.54	0.52

1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36

1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)		2.35	2.33

APPENDIX B

Distributions to Shareholders
From Net Investment Income	In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(0.09)	$(0.09)	$22.66	33.73%	$545,763	1.09%

—	—	(0.09)	(0.09)	22.14	32.78	338,128	1.84

—	—	(0.09)	(0.09)	22.15	32.84	154,966	1.84

—	—	(0.09)	(0.09)	22.87	34.34	322,900	0.69

—	—	(0.09)	(0.09)	22.55	33.64	3,879	1.19

—	—	—	—	17.02	5.26	300,684	1.04	[b]

—	—	—	—	16.75	4.82	181,626	1.79	[b]

—	—	—	—	16.75	4.75	75,502	1.79	[b]

—	—	—	—	17.10	5.49	310,704	0.64	[b]

—	—	—	—	16.95	5.21	2,510	1.14	[b]

—	—	—	—	16.17	35.10	175,510	0.97

—	—	—	—	15.98	34.07	93,711	1.74

—	—	—	—	15.99	34.04	37,081	1.74

—	(0.01)	—	(0.01)	16.21	35.54	295,734	0.65

—	—	—	—	16.11	34.85	1,663	1.15

(0.01)	—	(0.38)	(0.39)	11.97	23.79	53,786	0.91	[b]

—	—	(0.38)	(0.38)	11.92	23.26	13,857	1.67	[b]

—	(0.01)	(0.38)	(0.39)	11.93	4.56	4,132	1.68	[b]

(0.01)	—	(0.38)	(0.39)	11.97	23.89	4,656	0.72	[b]

—	—	(0.38)	(0.38)	11.95	23.56	115	1.17	[b]

CORE LARGE CAP GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	0.31%		1.24%		0.16%		72.59%

2000 - Class B Shares	(0.44)		1.99		(0.59)		72.59

2000 - Class C Shares	(0.43)		1.99		(0.58)		72.59

2000 - Institutional Shares	0.65		0.84		0.50		72.59

2000 - Service Shares	0.15		1.34		—		72.59

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.11	) [b]	1.26	[b]	(0.33	) [b]	32.74

1999 - Class B Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Class C Shares	(0.87	) [b]	2.01	[b]	(1.09	) [b]	32.74

1999 - Institutional Shares	0.31	[b]	0.86	[b]	0.09	[b]	32.74

1999 - Service Shares	(0.21	) [b]	1.36	[b]	(0.43	) [b]	32.74

For the Year Ended January 31,

1999 - Class A Shares	0.05		1.46		(0.44)		63.15

1999 - Class B Shares	(0.73)		2.11		(1.10)		63.15

1999 - Class C Shares	(0.74)		2.11		(1.11)		63.15

1999 - Institutional Shares	0.35		1.02		(0.02)		63.15

1999 - Service Shares	(0.16)		1.52		(0.53)		63.15

For the Period Ended January 31,

1998 - Class A Shares (commenced May 1, 1997)	0.12	[b]	2.40	[b]	(1.37	) [b]	74.97

1998 - Class B Shares (commenced May 1, 1997)	(0.72	) [b]	2.91	[b]	(1.96	) [b]	74.97

1998 - Class C Shares (commenced August 15, 1997)	(0.76	) [b]	2.92	[b]	(2.00	) [b]	74.97

1998 - Institutional Shares (commenced May 1, 1997)	0.42	[b]	1.96	[b]	(0.82	) [b]	74.97

1998 - Service Shares (commenced May 1, 1997)	(0.21	) [b]	2.41	[b]	(1.45	) [b]	74.97

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CORE SMALL CAP EQUITY FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$10.23	$(0.03	) [c]	$2.70	$2.67

2000 - Class B Shares	10.09	(0.11	) [c]	2.65	2.54

2000 - Class C Shares	10.10	(0.10	) [c]	2.66	2.56

2000 - Institutional Shares	10.30	0.02	[c]	2.71	2.73

2000 - Service Shares	10.22	(0.04	) [c]	2.69	2.65

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	10.16	(0.01)		0.08	0.07

1999 - Class B Shares	10.07	(0.05)		0.07	0.02

1999 - Class C Shares	10.08	(0.05)		0.07	0.02

1999 - Institutional Shares	10.20	0.02		0.08	0.10

1999 - Service Shares	10.16	(0.01)		0.07	0.06

For the Year Ended January 31,

1999 - Class A Shares	10.59	0.01		(0.43)	(0.42)

1999 - Class B Shares	10.56	(0.05)		(0.44)	(0.49)

1999 - Class C Shares	10.57	(0.04)		(0.45)	(0.49)

1999 - Institutional Shares	10.61	0.04		(0.43)	(0.39)

1999 - Service Shares	10.60	0.01		(0.44)	(0.43)

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)		0.65	0.64

1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)		0.64	0.61

1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		0.64	0.62

1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01		0.65	0.66

1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		0.64	0.65

APPENDIX B

Distributions to Shareholders
From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$ —	$12.90	26.10%	$54,954	1.33%

—	—	—	12.63	25.17	17,923	2.08

—	—	—	12.66	25.35	8,289	2.08

—	—	—	13.03	26.60	86,196	0.93

—	—	—	12.87	25.93	63	1.43

—	—	—	10.23	0.69	52,660	1.33	[b]

—	—	—	10.09	0.20	13,711	2.08	[b]

—	—	—	10.10	0.20	6,274	2.08	[b]

—	—	—	10.30	0.98	62,633	0.93	[b]

—	—	—	10.22	0.59	64	1.43	[b]

(0.01)	—	(0.01)	10.16	(3.97)	64,087	1.31

—	—	—	10.07	(4.64)	15,406	2.00

—	—	—	10.08	(4.64)	6,559	2.01

(0.02)	—	(0.02)	10.20	(3.64)	62,763	0.94

(0.01)	—	(0.01)	10.16	(4.07)	54	1.44

—	(0.05)	(0.05)	10.59	6.37	11,118	1.25	[b]

—	(0.05)	(0.05)	10.56	6.07	9,957	1.95	[b]

—	(0.05)	(0.05)	10.57	6.17	2,557	1.95	[b]

—	(0.05)	(0.05)	10.61	6.57	9,026	0.95	[b]

—	(0.05)	(0.05)	10.60	6.47	2	1.45	[b]

CORE SMALL CAP EQUITY FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.21)%		1.55%		(0.43)		135.36%

2000 - Class B Shares	(0.96)		2.30		(1.18)		135.36

2000 - Class C Shares	(0.96)		2.30		(1.18)		135.36

2000 - Institutional Shares	0.19		1.15		(0.03)		135.36

2000 - Service Shares	(0.30)		1.65		(0.52)		135.36

For the Seven-Month Period Ended August 31,

1999 - Class A Shares	(0.12	) [b]	1.67	[b]	(0.46	) [b]	52.03

1999 - Class B Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Class C Shares	(0.86	) [b]	2.42	[b]	(1.20	) [b]	52.03

1999 - Institutional Shares	0.28	[b]	1.27	[b]	(0.06	) [b]	52.03

1999 - Service Shares	(0.22	) [b]	1.77	[b]	(0.56	) [b]	52.03

For the Year Ended January 31,

1999 - Class A Shares	0.08		2.00		(0.61)		75.38

1999 - Class B Shares	(0.55)		2.62		(1.17)		75.38

1999 - Class C Shares	(0.56)		2.63		(1.18)		75.38

1999 - Institutional Shares	0.60		1.56		(0.02)		75.38

1999 - Service Shares	0.01		2.06		(0.61)		75.38

For the Period Ended January 31,

1998 - Class A Shares (commenced August 15, 1997)	(0.36	) [b]	3.92	[b]	(3.03	) [b]	37.65

1998 - Class B Shares (commenced August 15, 1997)	(1.04	) [b]	4.37	[b]	(3.46	) [b]	37.65

1998 - Class C Shares (commenced August 15, 1997)	(1.07	) [b]	4.37	[b]	(3.49	) [b]	37.65

1998 - Institutional Shares (commenced August 15, 1997)	0.15	[b]	3.37	[b]	(2.27	) [b]	37.65

1998 - Service Shares (commenced August 15, 1997)	0.40	[b]	3.87	[b]	(2.02	) [b]	37.65

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CAPITAL GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$24.96	$(0.11	) [c]	$6.29	$6.18

2000 - Class B Shares	24.37	(0.30	) [c]	6.11	5.81

2000 - Class C Shares	24.33	(0.30	) [c]	6.10	5.80

2000 - Institutional Shares	25.06	—		6.32	6.32

2000 - Service Shares	24.88	(0.13	) [c]	6.25	6.12

For the Seven Months Ended August 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93

1999 - Class B Shares	23.57	(0.17)		0.97	0.80

1999 - Class C Shares	23.52	(0.16)		0.97	0.81

1999 - Institutional Shares	24.07	(0.02)		1.01	0.99

1999 - Service Shares	23.96	(0.08)		1.00	0.92

For the Years Ended January 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32

1999 - Class B Shares	18.27	(0.12)		6.19	6.07

1999 - Class C Shares	18.24	(0.10)		6.15	6.05

1999 - Institutional Shares	18.45	0.01		6.38	6.39

1999 - Service Shares	18.46	(0.04)		6.31	6.27

1998 - Class A Shares	16.73	0.02		4.78	4.80

1998 - Class B Shares	16.67	0.02		4.61	4.63

1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58

1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68

1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65

1997 - Class A Shares	14.91	0.10		3.56	3.66

1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82

1996 - Class A Shares	13.67	0.12		3.93	4.05

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gain	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$ —	$ —	$(2.19)	$(2.19)	$28.95	25.70%	$2,736,484	1.45%

—	—	(2.19)	(2.19)	27.99	24.75	451,666	2.20

—	—	(2.19)	(2.19)	27.94	24.75	143,126	2.20

—	—	(2.19)	(2.19)	29.19	26.18	497,986	1.05

—	—	(2.19)	(2.19)	28.81	25.53	13,668	1.55

—	—	—	—	24.96	3.87	1,971,097	1.44	[b]

—	—	—	—	24.37	3.39	329,870	2.19	[b]

—	—	—	—	24.33	3.44	87,284	2.19	[b]

—	—	—	—	25.06	4.11	255,210	1.04	[b]

—	—	—	—	24.88	3.84	6,466	1.54	[b]

—	—	(0.77)	(0.77)	24.03	34.58	1,992,716	1.42

—	—	(0.77)	(0.77)	23.57	33.60	236,369	2.19

—	—	(0.77)	(0.77)	23.52	33.55	60,234	2.19

—	—	(0.77)	(0.77)	24.07	35.02	41,817	1.07

—	—	(0.77)	(0.77)	23.96	34.34	3,085	1.57

(0.01)	(0.01)	(3.03)	(3.05)	18.48	29.71	1,256,595	1.40

—	—	(3.03)	(3.03)	18.27	28.73	40,827	2.18

—	(0.04)	(3.03)	(3.07)	18.24	8.83	5,395	2.21	[b]

(0.01)	(0.07)	(3.03)	(3.11)	18.45	9.31	7,262	1.16	[b]

—	(0.04)	(3.03)	(3.07)	18.46	9.18	2	1.50	[b]

(0.10)	(0.02)	(1.72)	(1.84)	16.73	25.97	920,646	1.40

(0.01)	(0.09)	(1.72)	(1.82)	16.67	19.39	3,221	2.15	[b]

(0.12)	—	(2.69)	(2.81)	14.91	30.45	881,056	1.36

CAPITAL GROWTH FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.41)%		1.47%		(0.44)%		34.03%

2000 - Class B Shares	(1.16)		2.22		(1.19)		34.03

2000 - Class C Shares	(1.16)		2.22		(1.19)		34.03

2000 - Institutional Shares	—		1.07		(0.03)		34.03

2000 - Service Shares	(0.49)		1.57		(0.52)		34.03

For the Seven Months Ended August 31,

1999 - Class A Shares	(0.53	) [b]	1.47	[b]	(0.56	) [b]	18.16

1999 - Class B Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Class C Shares	(1.29	) [b]	2.22	[b]	(1.32	) [b]	18.16

1999 - Institutional Shares	(0.20	) [b]	1.07	[b]	(0.23	) [b]	18.16

1999 - Service Shares	(0.65	) [b]	1.57	[b]	(0.68	) [b]	18.16

For the Years Ended January 31,

1999 - Class A Shares	(0.18)		1.58		(0.34)		30.17

1999 - Class B Shares	(0.98)		2.21		(1.00)		30.17

1999 - Class C Shares	(1.00)		2.21		(1.02)		30.17

1999 - Institutional Shares	0.11		1.09		0.09		30.17

1999 - Service Shares	(0.37)		1.59		(0.39)		30.17

1998 - Class A Shares	0.08		1.65		(0.17)		61.50

1998 - Class B Shares	(0.77)		2.18		(0.77)		61.50

1998 - Class C Shares (commenced August 15, 1997)	(0.86	) [b]	2.21	[b]	(0.86	) [b]	61.50

1998 - Institutional Shares (commenced August 15, 1997)	0.18	[b]	1.16	[b]	0.18	[b]	61.50

1998 - Service Shares (commenced August 15, 1997)	(0.16	) [b]	1.50	[b]	(0.16	) [b]	61.50

1997 - Class A Shares	0.62		1.65		0.37		52.92

1997 - Class B Shares (commenced May 1, 1996)	(0.39	) [b]	2.15	[b]	(0.39	) [b]	52.92

1996 - Class A Shares	0.65		1.61		0.40		63.90

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STRATEGIC GROWTH FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total income from investment operations

For The Year Ended August 31,

2000 - Class A Shares	$10.06	$(0.06	) [c]	$2.52	$2.46

2000 - Class B Shares	10.04	(0.14	) [c]	2.50	2.36

2000 - Class C Shares	10.05	(0.14	) [c]	2.51	2.37

2000 - Institutional Shares	10.07	(0.01	) [c]	2.52	2.51

2000 - Service Shares	10.06	(0.04	) [c]	2.50	2.46

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.07	0.04

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.08	0.05

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07

1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

APPENDIX B

Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets

$12.52	24.46%	$92,271	1.44%		(0.50)%

12.40	23.51	17,149	2.19		(1.24)

12.42	23.58	7,287	2.19		(1.24)

12.58	24.93	22,910	1.04		(0.09)

12.52	24.45	2	1.54		(0.35)

10.06	0.60	10,371	1.44	[b]	(0.17	) [b]

10.04	0.40	3,393	2.19	[b]	(0.97	) [b]

10.05	0.50	2,388	2.19	[b]	(0.99	) [b]

10.07	0.70	5,981	1.04	[b]	0.24	[b]

10.06	0.60	2	1.54	[b]	(0.24	) [b]

STRATEGIC GROWTH FUND (continued)

	Ratios assuming no expense reductions
	Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For The Year Ended August 31,

2000 - Class A Shares	1.63%		(0.69)%		19.28%

2000 - Class B Shares	2.38		(1.43)		19.28

2000 - Class C Shares	2.38		(1.43)		19.28

2000 - Institutional Shares	1.23		(0.28)		19.28

2000 - Service Shares	1.73		(0.54)		19.28

For The Period Ended August 31,

1999 - Class A Shares (commenced May 24)	11.70	[b]	(10.43	) [b]	6.98

1999 - Class B Shares (commenced May 24)	12.45	[b]	(11.23	) [b]	6.98

1999 - Class C Shares (commenced May 24)	12.45	[b]	(11.25	) [b]	6.98

1999 - Institutional Shares (commenced May 24)	11.30	[b]	(10.02	) [b]	6.98

1999 - Service Shares (commenced May 24)	11.80	[b]	(10.50	) [b]	6.98

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GROWTH OPPORTUNITIES FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain

For the Year Ended August 31,

2000 - Class A Shares	$10.13	$(0.11	) [c]	$9.71

2000 - Class B Shares	10.18	(0.24	) [c]	9.74

2000 - Class C Shares	10.10	(0.24	) [c]	9.68

2000 - Institutional Shares	10.13	(0.04	) [c]	9.73

2000 - Service Shares	10.12	(0.12	) [c]	9.68

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) [c]	0.14

1999 - Class B Shares (commenced May 24)	10.00	(0.03	) [c]	0.21

1999 - Class C Shares (commenced May 24)	10.00	(0.03	) [c]	0.13

1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12

1999 - Service Shares (commenced May 24)	10.00	—		0.12

APPENDIX B

	Distributions to shareholders

Total from investment operations	From net realized gains	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$9.60	$(0.23)	$19.50	95.73%	$188,199	1.52%

9.50	(0.23)	19.45	94.27	42,061	2.27

9.44	(0.23)	19.31	94.43	26,826	2.27

9.69	(0.23)	19.59	96.67	49,921	1.12

9.56	(0.23)	19.45	95.41	3	1.62

0.13	—	10.13	1.30	8,204	1.44	[b]

0.18	—	10.18	1.80	520	2.19	[b]

0.10	—	10.10	1.00	256	2.19	[b]

0.13	—	10.13	1.30	5,223	1.04	[b]

0.12	—	10.12	1.20	2	1.54	[b]

GROWTH OPPORTUNITIES FUND (continued)

			Ratios assuming no expense reductions

	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	(0.64)%		1.61%		(0.73)%		73.35%

2000 - Class B Shares	(1.38)		2.36		(1.47)		73.35

2000 - Class C Shares	(1.38)		2.36		(1.47)		73.35

2000 - Institutional Shares	(0.23)		1.21		(0.32)		73.35

2000 - Service Shares	(0.69)		1.71		(0.78)		73.35

For the Period Ended August 31,

1999 - Class A Shares (commenced May 24)	(0.27	) [b]	14.15	[b]	(12.98	) [b]	26.53

1999 - Class B Shares (commenced May 24)	(1.04	) [b]	14.90	[b]	(13.75	) [b]	26.53

1999 - Class C Shares (commenced May 24)	(1.12	) [b]	14.90	[b]	(13.83	) [b]	26.53

1999 - Institutional Shares (commenced May 24)	0.39	[b]	13.75	[b]	(12.32	) [b]	26.53

1999 - Service Shares (commenced May 24)	0.03	[b]	14.25	[b]	(12.68	) [b]	26.53

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MID CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations

For the Year Ended August 31,

2000 - Class A Shares	$18.42	$0.20	[c]	$1.38	$1.58

2000 - Class B Shares	18.23	0.06	[c]	1.40	1.46

2000 - Class C Shares	18.24	0.06	[c]	1.37	1.43

2000 - Institutional Shares	18.45	0.27	[c]	1.36	1.63

2000 - Service Shares	18.31	0.18	[c]	1.35	1.53

For the Seven Months Ended August 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77

1999 - Class B Shares	18.29	(0.04)		1.71	1.67

1999 - Class C Shares	18.30	(0.04)		1.71	1.67

1999 - Institutional Shares	18.37	0.09		1.72	1.81

1999 - Service Shares	18.29	0.05		1.70	1.75

For the Years Ended January 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)

1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)

1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)

1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)

1999 - Service Shares	21.62	0.03		(2.31)	(2.28)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85

1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80

1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82

1998 - Institutional Shares	18.73	0.16		5.66	5.82

1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49

1997 - Institutional Shares	15.91	0.24		3.77	4.01

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03

APPENDIX B

Distributions to shareholders
From net investment income	In excess of net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$(0.12)	$ —	$ —	$(0.12)	$19.88	8.70%	$ 39,142	1.29%

—	—	—	—	19.69	8.01	22,284	2.04

—	—	—	—	19.67	7.84	5,720	2.04

(0.22)	—	—	(0.22)	19.86	9.08	158,188	0.89

(0.11)	—	—	(0.11)	19.73	8.48	206	1.39

—	—	(1.73)	(1.73)	18.42	9.04	49,081	1.29	[b]

—	—	(1.73)	(1.73)	18.23	8.53	31,824	2.04	[b]

—	—	(1.73)	(1.73)	18.24	8.52	9,807	2.04	[b]

—	—	(1.73)	(1.73)	18.45	9.26	190,549	0.89	[b]

—	—	(1.73)	(1.73)	18.31	8.97	190	1.39	[b]

(0.07)	—	(0.88)	(0.95)	18.38	(10.48)	70,578	1.33

—	—	(0.88)	(0.88)	18.29	(11.07)	37,821	1.93

(0.02)	—	(0.88)	(0.90)	18.30	(11.03)	10,800	1.93

(0.21)	—	(0.88)	(1.09)	18.37	(10.07)	196,512	0.87

(0.17)	—	(0.88)	(1.05)	18.29	(10.48)	289	1.37

(0.06)	(0.04)	(2.77)	(2.87)	21.61	3.42	90,588	1.35	[b]

(0.09)	—	(2.77)	(2.86)	21.57	3.17	28,743	1.85	[b]

(0.09)	—	(2.77)	(2.86)	21.59	3.27	6,445	1.85	[b]

(0.13)	—	(2.77)	(2.90)	21.65	30.86	236,440	0.85

(0.11)	—	(2.77)	(2.88)	21.62	6.30	8	1.35	[b]

(0.24)	(0.93)	(0.02)	(1.19)	18.73	25.63	145,253	0.85

(0.12)	—	—	(0.12)	15.91	6.89	135,671	0.85	[b]

MID CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,

2000 - Class A Shares	1.11%		1.34%		1.06%		82.92%

2000 - Class B Shares	0.35		2.09		0.30		82.92

2000 - Class C Shares	0.32		2.09		0.27		82.92

2000 - Institutional Shares	1.51		0.94		1.46		82.92

2000 - Service Shares	1.03		1.44		0.98		82.92

For the Seven-Months Ended August 31,

1999 - Class A Shares	0.43	[b]	1.37	[b]	0.35	[b]	68.84

1999 - Class B Shares	(0.33	) [b]	2.12	[b]	(0.41	) [b]	68.84

1999 - Class C Shares	(0.34	) [b]	2.12	[b]	(0.42	) [b]	68.84

1999 - Institutional Shares	0.79	[b]	0.97	[b]	0.71	[b]	68.84

1999 - Service Shares	0.38	[b]	1.47	[b]	0.30	[b]	68.84

For the Years Ended January 31,

1999 - Class A Shares	0.38		1.41		0.30		92.18

1999 - Class B Shares	(0.22)		2.01		(0.30)		92.18

1999 - Class C Shares	(0.22)		2.01		(0.30)		92.18

1999 - Institutional Shares	0.83		0.95		0.75		92.18

1999 - Service Shares	0.32		1.45		0.24		92.18

1998 - Class A Shares (commenced August 15, 1997)	0.33	[b]	1.47	[b]	0.21	[b]	62.60

1998 - Class B Shares (commenced August 15, 1997)	(0.20	) [b]	1.97	[b]	(0.32	) [b]	62.60

1998 - Class C Shares (commenced August 15, 1997)	(0.23	) [b]	1.97	[b]	(0.35	) [b]	62.60

1998 - Institutional Shares	0.78		0.97		0.66		62.60

1998 - Service Shares (commenced July 18, 1997)	0.63	[b]	1.43	[b]	0.51	[b]	62.60

1997 - Institutional Shares	1.35		0.91		1.29		74.03

For the Period Ended January 31,

1996 - Institutional Shares (commenced August 1, 1995)	1.67	[b]	0.98	[b]	1.54	[b]	58.77

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SMALL CAP VALUE FUND

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income (loss) from investment operations

For the Year Ended August 31,
2000 - Class A Shares	$19.80	$ 0.01	[c]	$ 3.40	$ 3.41

2000 - Class B Shares	19.27	(0.13	) [c]	3.26	3.13

2000 - Class C Shares	19.28	(0.12	) [c]	3.26	3.14

2000 - Institutional Shares	19.95	0.10	[c]	3.42	3.52

2000 - Service Shares	19.76	0.01	[c]	3.36	3.37

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	18.51	(0.05)		1.34	1.29

1999 - Class B Shares	18.10	(0.12)		1.29	1.17

1999 - Class C Shares	18.12	(0.11)		1.27	1.16

1999 - Institutional Shares	18.62	—		1.33	1.33

1999 - Service Shares	18.50	(0.13)		1.39	1.26

For the Years Ended January 31,
1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)

1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)

1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)

1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)

1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)

1998 - Class A Shares	20.91	0.14		5.33	5.47

1998 - Class B Shares	20.80	(0.01)		5.27	5.26

1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37

1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51

1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47

1997 - Class A Shares	17.29	(0.21)		4.92	4.71

1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10

1996 - Class A Shares	16.14	(0.23)		1.39	1.16

APPENDIX B

Distributions to shareholders
In excess of net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets

$—	$ —	$ —	$23.21	17.22%	$157,791	1.50%

—	—	—	22.40	16.24	29,199	2.25

—	—	—	22.42	16.34	8,428	2.25

—	—	—	23.47	17.64	26,445	1.10

—	—	—	23.13	17.05	83	1.60

—	—	—	19.80	6.97	210,500	1.50	[b]

—	—	—	19.27	6.46	37,386	2.25	[b]

—	—	—	19.28	6.40	8,079	2.25	[b]

—	—	—	19.95	7.14	27,023	1.10	[b]

—	—	—	19.76	6.81	57	1.60	[b]

—	(1.00)	(1.00)	18.51	(17.37)	261,661	1.50

—	(1.00)	(1.00)	18.10	(18.00)	42,879	2.25

—	(1.00)	(1.00)	18.12	(17.91)	8,212	2.25

—	(1.00)	(1.00)	18.62	(17.04)	15,351	1.13

—	(1.00)	(1.00)	18.50	(17.41)	261	1.62

—	(2.33)	(2.33)	24.05	26.17	370,246	1.54

—	(2.33)	(2.33)	23.73	25.29	42,677	2.29

—	2.33	(2.33)	23.73	5.51	5,604	2.09	[b]

—	2.33	(2.33)	24.09	6.08	14,626	1.16	[b]

—	2.33	(2.33)	24.05	5.91	2	1.45	[b]

—	(1.09)	(1.09)	20.91	27.28	212,061	1.60

—	(1.09)	(1.09)	20.80	5.39	3,674	2.35	[b]

—	(0.01)	(0.01)	17.29	7.20	204,994	1.41

SMALL CAP VALUE FUND (continued)

			Ratios assuming no expense reductions
	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

For the Year Ended August 31,
2000 - Class A Shares	0.07%		1.57%		—%		75.31%

2000 - Class B Shares	(0.68)		2.32		(0.75)		75.31

2000 - Class C Shares	(0.65)		2.32		(0.72)		75.31

2000 - Institutional Shares	0.49		1.17		0.42		75.31

2000 - Service Shares	0.03		1.67		(0.04)		75.31

For the Seven-Month Period Ended August 31,
1999 - Class A Shares	(0.35	) [b]	1.61	[b]	(0.46	) [b]	46.95

1999 - Class B Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Class C Shares	(1.10	) [b]	2.36	[b]	(1.21	) [b]	46.95

1999 - Institutional Shares	0.05	[b]	1.21	[b]	(0.06	) [b]	46.95

1999 - Service Shares	(0.41	) [b]	1.71	[b]	(0.52	) [b]	46.95

For the Years Ended January 31,
1999 - Class A Shares	(0.24)		1.74		(0.48)		98.46

1999 - Class B Shares	(0.99)		2.29		(1.03)		98.46

1999 - Class C Shares	(0.99)		2.29		(1.03)		98.46

1999 - Institutional Shares	0.13		1.17		0.09		98.46

1999 - Service Shares	(0.47)		1.66		(0.51)		98.46

1998 - Class A Shares	(0.28)		1.76		(0.50)		84.81

1998 - Class B Shares	(0.92)		2.29		(0.92)		84.81

1998 - Class C Shares (commenced August 15, 1997)	(0.79	) [b]	2.09	[b]	(0.79	) [b]	84.81

1998 - Institutional Shares (commenced August 15, 1997)	0.27	[b]	1.16	[b]	0.27	[b]	84.81

1998 - Service Shares (commenced August 15, 1997)	(0.07	) [b]	1.45	[b]	(0.07	) [b]	84.81

1997 - Class A Shares	(0.72)		1.85		(0.97)		99.46

1997 - Class B Shares (commenced May 1, 1996)	(1.63	) [b]	2.35	[b]	(1.63	) [b]	99.46

1996 - Class A Shares	(0.59)		1.66		(0.84)		57.58

[This page intentionally left blank]

LARGE CAP VALUE FUND

		Income from investment operations
	Net asset value, beginning of period	Net investment income[c]	Net realized and unrealized gain	Total from investment operations	Net asset value, end of period

For the Period Ended August 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	$10.00	$0.06	$0.33	$0.39	$10.39

2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	10.33

2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	10.32

2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	10.40

2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	10.38

Footnotes:
a
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

b	Annualized.
c	Calculated based on average shares outstanding methodology.
d	Includes the effect of mortgage dollar roll transactions.

APPENDIX B

				Ratios assuming no expense reductions
Total return[a]	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Ratio of expenses to average net assets[b]	Ratio of net investment income to average net assets[b]	Portfolio turnover rate

3.90%	$7,181	1.25%	0.84%	3.30%	(1.21)%	66.79%

3.30	1,582	2.00	0.06	4.05	(1.99)	66.79

3.20	850	2.00	0.15	4.05	(1.90)	66.79

4.00	16,155	0.85	1.31	2.90	(0.74)	66.79

3.80	2	1.35	0.95	3.40	(1.10)	66.79

Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies

	4	Goldman Sachs Balanced Fund

	6	Goldman Sachs Growth and Income Fund

	7	Goldman Sachs CORE Large Cap Value Fund

	8	Goldman Sachs CORE U.S. Equity Fund

	9	Goldman Sachs CORE Large Cap Growth Fund

	10	Goldman Sachs CORE Small Cap Equity Fund

	11	Goldman Sachs Capital Growth Fund

	12	Goldman Sachs Strategic Growth Fund

	13	Goldman Sachs Growth Opportunities Fund

	14	Goldman Sachs Mid Cap Value Fund

	15	Goldman Sachs Small Cap Value Fund

	16	Goldman Sachs Large Cap Value Fund

18	Other Investment Practices and Securities

22	Principal Risks of the Funds

26	Fund Performance

36	Fund Fees and Expenses

40	Service Providers

48	Dividends

50	Shareholder Guide

	50	How To Buy Shares

	53	How To Sell Shares

58	Taxation

60	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

82	Appendix B Financial Highlights

Domestic Equity Funds
Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.
CORE SM is a service mark of Goldman, Sachs & Co.

EQDOMPROSVC

Prospectus

Service
Shares

December 29, 2000

GOLDMAN SACHS RESEARCH SELECT FUND SM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund has determined to discontinue public sales of its shares to new investors when the Fund’s total net assets reach approximately $1.2 billion. As of the close of business on December 15, 2000, the Fund’s total net assets equaled $771.5 million. A shareholder who has an open Fund account on the date the Fund is closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible.

Fund Investment Objective and Strategies

Goldman Sachs
Research Select Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity securities that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities.    The Fund invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in the U.S. Select List.

FUND INVESTMENT OBJECTIVE AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List.     The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management.     To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of the U.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in the U.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of the U.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following the U.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in the U.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Practices

Borrowings	33 1 /3

Custodial Receipts	—

Equity Swaps*	15

Futures Contracts and Options on Futures Contracts	•

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices [1]	•

Repurchase Agreements	•

Securities Lending	33 1 /3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
1	The Fund may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Securities

American and Global Depositary Receipts	—

Asset-Backed and Mortgage-Backed Securities	—

Bank Obligations [2]	•

Convertible Securities [3]	•

Corporate Debt Obligations [2]	•

Equity Securities	90	+

Emerging Country Securities	—

Fixed Income Securities	•

Foreign Issuers	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities *	•

Temporary Investments	100

U.S. Government Securities [2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
2	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
3	The Fund has no minimum rating criteria.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research Select Fund
• Applicable

U.S. Select List	•

Stock	•

Credit/Default	•

Foreign	•

Derivatives	•

Interest Rate	•

Management	•

Market	•

Liquidity	•

Small Cap	•

■
U.S. Select List Risk—The Fund invests principally in securities included in the U.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of the U.S. Select List or the Fund. In addition, unlike the Fund, the securities included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing the U.S. Select List . In that event, the Board of Trustees will make a determination on how to proceed

PRINCIPAL RISKS OF THE FUND

in the best interest of shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to the U.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on the U.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in the U.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in the U.S. Select List.

The Fund’s ability to invest in particular securities included in the U.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940 (the “Act”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

■
Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■
Small Cap Stock Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Research Select Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	1.00%
Service Fees [2]	0.50%
Other Expenses [3]	0.65%

Total Fund Operating Expenses*	2.15%

See page 11 for all other footnotes.

*
As a result of current expense limitations, the estimated “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Research Select Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [1]
Management Fees	1.00%
Service Fees [2]	0.50%
Other Expenses [3]	0.10%

Total Fund Operating Expenses (after current expense limitations)	1.60%

FUND FEES AND EXPENSES

[1]	The operating expenses for the Fund are estimated for the current year.
[2]
Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[3]
Estimated “Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Fund	Other Expenses

Research Select	0.06%

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select	$218	$673	N/A	N/A

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Research Select
32 Old Slip
New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2000, GSAM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended August 31, 2000

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager — Research Select	Since 2000	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 300 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2400 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of the Fund, a portion of the net asset value (“NAV”) per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Fund?

Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers

■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the “ Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a mini mum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is determined by the Fund’s NAV. The Fund calculates NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.

Note:  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Fund?

Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application: 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  The Fund will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check:  A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of earlier redemptions. The Fund will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund Service Shares of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of the Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one fund to another, is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

RETIREMENT PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity securities. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign compa-

APPENDIX A

nies than in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instru-
mentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment

APPENDIX A

Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of the Fund (including the loan collateral).

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

APPENDIX A

■
Standard & Poor’s Depositary Receipts TM . The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“ Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

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Appendix B

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss(c)	Net realized and unrealized gain	Total from investment operations

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	$10.00	$(0.02)	$0.79	$0.77

2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76

2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77

2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78

2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

APPENDIX B

					Ratios assuming no expense reductions

Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Ratio of expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Portfolio turnover rate

$10.77	7.70%	$217,861	1.50%	(1.04)%	2.05%	(1.59)%	5.04%

10.76	7.60	201,437	2.25	(1.79)	2.80	(2.34)	5.04

10.77	7.70	96,393	2.25	(1.78)	2.80	(2.33)	5.04

10.78	7.80	12,677	1.10	(0.50)	1.65	(1.05)	5.04

10.78	7.70	12	1.60	(1.13)	2.15	(1.68)	5.04

Appendix C

Prior Price Returns of the U.S. Select List

U.S. Select List

As mentioned in “Fund Investment Objective and Strategies,” the U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 stocks that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next twelve to eighteen months. The U.S. Select List changes regularly. While the companies on the list generally have been relatively large U.S. companies, the list is not restricted to those types of companies. It is expected that, under normal market conditions, the quarterly performance of the Fund, before expenses, will track the price return of the U.S. Select List within a .90 correlation coefficient.

The Fund’s portfolio management team does not have access to information regarding additions or deletions for the U.S. Select List prior to their publication. Goldman Sachs publishes other lists of recommended securities that could be appropriate for Fund investors but that are not used by the Fund’s portfolio management team.

The chart below reflects historical information regarding the U.S. Select List. The U.S. Select List is not maintained for the purpose of managing any account or investment company such as the Fund. The number of stocks on the U.S. Select List and the frequency of additions to and deletions from the U.S. Select List change from time to time. The stocks included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record. The U.S. Select List’s price return does not represent the return on any fund or any other account that involves actual trading. The price returns are not indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the U.S. Select List does not include a cash component, price returns are based on a constant 100% investment in the stocks on the U.S. Select List. Also, the information below does not reflect the impact that the Investment Adviser’s portfolio management decisions and techniques may have on performance. Further, the actual performance of the Fund may differ from that of the U.S. Select List because of time delays between when a stock is added to or removed from the list and when it is bought or sold for the Fund. Investors should not consider this price return information as a substitute for, or an indication of, future performance of the Research Select Fund or the Investment Adviser. Finally, past price returns of the U.S. Select List are not representative of future price returns of the list.

	9/9/98 (inception) to 12/31/98	1/1/99 to 12/31/99	1/1/00 to 10/31/00	9/9/98 (inception) to 10/31/00

U.S. Select List Stock Price Return*	37.57%	33.81%	18.1%	117.5%
S&P 500® Index Price Return**	22.73%	21.06%	-1.8%	45.9%

*
The results for the U.S. Select List portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock’s capital appreciation or depreciation during the period that it is on the U.S. Select List and dividing that by the highest number of stocks that were on the U.S. Select List at any point during the month. Prior to June 1999, the divisor was the time-weighted number of stocks on the list for the specified period. The results are calculated using the prices of the stocks at the close of trading of the stock market one full day after the stock was added to the U.S. Select List (e.g., if the stock was added on the afternoon of 5/5, the recorded price is at the close on 5/6). The results do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the U.S. Select List would be able to execute purchases and sales at the prices used to calculate the price returns. Because the U.S. Select List is a paper portfolio that is not managed to a target number of stocks, no “ re-balancing” of actual investments is done when stocks are added to or deleted from the U.S. Select List. Price returns are based on 100% investment in the stocks on the U.S. Select List.

Price returns are calculated to include the price return plus dividends for the stock during the month in which they are paid without being reinvested into the security. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the U.S. Select List and the time a mutual fund following the U.S. Select List would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. They do not reflect the impact that an investment adviser’s portfolio management decisions and techniques may have on a mutual fund’s returns. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the U.S. Select List.

**
The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500® Index performance numbers shown are price returns reflecting the reinvestment of dividends. They do not reflect fees, brokerage commissions or other costs of investing that are not incurred by an index.

Index

1	General Investment Management Approach

2	Fund Investment Objective and Strategies

	2	Goldman Sachs Research Select Fund

4	Other Investment Practices and Securities

6	Principal Risks of the Fund

9	Fund Performance

10	Fund Fees and Expenses

13	Service Providers

	17	Approach to Investment Research

18	Dividends

19	Shareholder Guide

	19	How To Buy Shares

	22	How To Sell Shares

27	Taxation

29	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

40	Appendix B Financial Highlights

42	Appendix C Prior Price Returns of the U.S. Select List

Research Select Fund
Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Fund’s documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Goldman Sachs Research Select Fund SM is a service mark of Goldman Sachs & Co.
The Fund’s investment company registration number is 811-5349.

RESPROSVC

Prospectus

Institutional Shares

December 29, 2000

GOLDMAN SACHS RESEARCH SELECT FUND SM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund has determined to discontinue public sales of its shares to new investors when the Fund’s total net assets reach approximately $1.2 billion. As of the close of business on December 15, 2000, the Fund’s total net assets equaled $771.5 million. A shareholder who has an open Fund account on the date the Fund is closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible.

Fund Investment Objective and Strategies

Goldman Sachs Research Select Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity securities that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities.    The Fund invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in the U.S. Select List.

FUND INVESTMENT OBJECTIVE AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List.     The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&Ps 500® Index over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management.     To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of the U.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in the U.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of the U.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following the U.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in the U.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Practices

Borrowings	33 1 /3

Custodial Receipts	—

Equity Swaps*	15

Futures Contracts and Options on Futures Contracts	•

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices [1]	•

Repurchase Agreements	•

Securities Lending	33 1 /3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
1	The Fund may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Securities

American and Global Depositary Receipts	—

Asset-Backed and Mortgage-Backed Securities	—

Bank Obligations [2]	•

Convertible Securities [3]	•

Corporate Debt Obligations [2]	•

Equity Securities	90	+

Emerging Country Securities	—

Fixed Income Securities	•

Foreign Issuers	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities *	•

Temporary Investments	100

U.S. Government Securities [2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
2	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
3	The Fund has no minimum rating criteria.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research Select Fund
• Applicable

U.S. Select List	•

Stock	•

Credit/Default	•

Foreign	•

Derivatives	•

Interest Rate	•

Management	•

Market	•

Liquidity	•

Small Cap	•

■
U.S. Select List Risk—The Fund invests principally in securities included in the U.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of the U.S. Select List or the Fund. In addition, unlike the Fund, the securities included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing the U.S. Select List . In that event, the Board of Trustees will make a determination on how to proceed in the best interest of shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to the U.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on the U.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in the U.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in the U.S. Select List.

The Fund’s ability to invest in particular securities included in the U.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940 (the “Act”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.
■
Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■
Small Cap Stock Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Research Select Fund

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses [2]	0.65%

Total Fund Operating Expenses*	1.65%

See page 11 for all other footnotes.

*
As a result of current expense limitations, the estimated “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Research Select Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses [2]	0.10%

Total Fund Operating Expenses (after current expense limitations)	1.10%

FUND FEES AND EXPENSES

[1]	The operating expenses for the Fund are estimated for the current year.
[2]
Estimated “Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Fund	Other Expenses

Research Select	0.06%

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select	$168	$520	N/A	N/A

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Research Select
32 Old Slip
New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2000, GSAM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended August 31, 2000

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 300 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2400 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of the Fund, a portion of the net asset value (“NAV”) per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Fund?

You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in the Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?

Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Institutional Shares. These payments may be in addition to other payments borne by the Fund.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of GSAM and its affiliates
■   Section 401(k), profit sharing,
money purchase pension, tax-
sheltered annuity, defined benefit
pension, or other employee benefit
plans that are sponsored by one or
more employers (including
governmental or church employers)
or employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment amounts.
■
Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by the Fund’s NAV. The Fund calculates NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)

Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Fund?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, the Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to:
Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone
redemption privilege on your Account Application:
■ 1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of the Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?

You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Fund does not generally provide sub-accounting services.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

RETIREMENT PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity securities. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign compa-

nies than in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instru-
mentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

APPENDIX A

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment

Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

APPENDIX A

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of the Fund (including the loan collateral).

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts TM . The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“ Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Appendix B

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss(c)	Net realized and unrealized gain	Total from investment operations

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	$10.00	$(0.02)	$0.79	$0.77

2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76

2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77

2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78

2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

APPENDIX B

					Ratios assuming no expense reductions

Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Ratio of expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Portfolio turnover rate

$10.77	7.70%	$217,861	1.50%	(1.04)%	2.05%	(1.59)%	5.04%

10.76	7.60	201,437	2.25	(1.79)	2.80	(2.34)	5.04

10.77	7.70	96,393	2.25	(1.78)	2.80	(2.33)	5.04

10.78	7.80	12,677	1.10	(0.50)	1.65	(1.05)	5.04

10.78	7.70	12	1.60	(1.13)	2.15	(1.68)	5.04

Appendix C

Prior Price Returns of the U.S. Select List

U.S. Select List

As mentioned in “Fund Investment Objective and Strategies,” the U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 stocks that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next twelve to eighteen months. The U.S. Select List changes regularly. While the companies on the list generally have been relatively large U.S. companies, the list is not restricted to those types of companies. It is expected that, under normal market conditions, the quarterly performance of the Fund, before expenses, will track the price return of the U.S. Select List within a .90 correlation coefficient.

The Fund’s portfolio management team does not have access to information regarding additions or deletions for the U.S. Select List prior to their publication. Goldman Sachs publishes other lists of recommended securities that could be appropriate for Fund investors but that are not used by the Fund’s portfolio management team.

The chart below reflects historical information regarding the U.S. Select List. The U.S. Select List is not maintained for the purpose of managing any account or investment company such as the Fund. The number of stocks on the U.S. Select List and the frequency of additions to and deletions from the U.S. Select List change from time to time. The stocks included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record. The U.S. Select List’s price return does not represent the return on any fund or any other account that involves actual trading. The price returns are not indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the U.S. Select List does not include a cash component, price returns are based on a constant 100% investment in the stocks on the U.S. Select List. Also, the information below does not reflect the impact that the Investment Adviser’s portfolio management decisions and techniques may have on performance. Further, the actual performance of the Fund may differ from that of the U.S. Select List because of time delays between when a stock is added to or removed from the list and when it is bought or sold for the Fund. Investors should not consider this price return information as a substitute for, or an indication of, future performance of the Research Select Fund or the Investment Adviser. Finally, past price returns of the U.S. Select List are not representative of future price returns of the list.

	9/9/98 (inception) to 12/31/98	1/1/99 to 12/31/99	1/1/00 to 10/31/00	9/9/98 (inception) to 10/31/00

U.S. Select List Stock Price Return*	37.57%	33.81%	18.1%	117.5%
S&P 500® Index Price Return**	22.73%	21.06%	-1.8%	45.9%

*
The results for the U.S. Select List portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock’s capital appreciation or depreciation during the period that it is on the U.S. Select List and dividing that by the highest number of stocks that were on the U.S. Select List at any point during the month. Prior to June 1999, the divisor was the time-weighted number of stocks on the list for the specified period. The results are calculated using the prices of the stocks at the close of trading of the stock market one full day after the stock was added to the U.S. Select List (e.g., if the stock was added on the afternoon of 5/5, the recorded price is at the close on 5/6). The results do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the U.S. Select List would be able to execute purchases and sales at the prices used to calculate the price returns. Because the U.S. Select List is a paper portfolio that is not managed to a target number of stocks, no “ re-balancing” of actual investments is done when stocks are added to or deleted from the U.S. Select List. Price returns are based on 100% investment in the stocks on the U.S. Select List.

Price returns are calculated to include the price return plus dividends for the stock during the month in which they are paid without being reinvested into the security. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the U.S. Select List and the time a mutual fund following the U.S. Select List would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. They do not reflect the impact that an investment adviser’s portfolio management decisions and techniques may have on a mutual fund’s returns. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the U.S. Select List.

**
The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500® Index performance numbers shown are price returns reflecting the reinvestment of dividends. They do not reflect fees, brokerage commissions or other costs of investing that are not incurred by an index.

Index

1	General Investment Management Approach

2	Fund Investment Objective and Strategies

	2	Goldman Sachs Research Select Fund

4	Other Investment Practices and Securities

6	Principal Risks of the Fund

9	Fund Performance

10	Fund Fees and Expenses

13	Service Providers

	17	Approach to Investment Research

18	Dividends

19	Shareholder Guide

	19	How To Buy Shares

	23	How To Sell Shares

28	Taxation

30	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

40	Appendix B Financial Highlights

42	Appendix C Prior Price Returns of the U.S. Select List

Research Select Fund
Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Fund’s documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Goldman Sachs Research Select Fund  SM is a service mark of Goldman, Sachs & Co.
The Fund’s investment company registration number is 811-5349.

RESPROINST

Prospectus

GOLDMAN SACHS RESEARCH SELECT FUND SM

Class A, B and C Shares

December 29, 2000

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Research Select Fund (the “Fund”). Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

RESEARCH STYLE FUNDS—RESEARCH SELECT FUND

The Goldman Sachs Research Select Fund selects substantially all of its securities from the U.S. Select List developed by the Goldman Sachs Investment Research Division. The Fund leverages the resources of Goldman Sachs by applying the Investment Management Division’s portfolio management expertise to the equity securities included in the U.S. Select List.

The Fund has determined to discontinue public sales of its shares to new investors when the Fund’s total net assets reach approximately $1.2 billion. As of the close of business on December 15, 2000, the Fund’s total net assets equaled $771.5 million. A shareholder who has an open Fund account on the date the Fund is closed may make additional investments and reinvest dividends and capital gains distributions in that account after that date if the account remains open. Current shareholders may also open additional Fund accounts under certain conditions. If a Fund account is closed, however, additional investments in the Fund may not be possible.

Fund Investment Objective and Strategies

Goldman Sachs
Research Select Fund

                                       FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	S&P 500® Index

Investment Focus:	A focused portfolio of U.S. equity securities that offer the potential for long-term capital appreciation

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a focused portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities.    The Fund invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the United States. Under normal circumstances, the Fund will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman Sachs and to the Fund’s portfolio management team at the same time. The Fund will purchase a security that has been added to, or sell a security that has been removed from, the list after publication of that change. In addition, the Investment Adviser may apply the techniques described below in managing the Fund and in purchasing and selling securities that are included in the U.S. Select List.

FUND INVESTMENT OBJECTIVE AND STRATEGIES

The Goldman Sachs Global Investment Research Division’s U.S. Select List.     The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index over the next 12 to 18 months. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis. Historically, the U.S. Select List has consisted primarily of common stocks of relatively large U.S. companies, although the list is not restricted to those types of companies.

The U.S. Select List is used primarily by institutional clients.

Our Approach to Portfolio Management.     To the extent practicable, the Fund will seek to deliver returns that are comparable to the price returns of the U.S. Select List. Generally, the Fund will seek to maintain approximate equal weightings of its assets among the securities included in the list. Any remaining assets may be invested by the Investment Adviser in the other instruments described in this Prospectus, including short-term debt obligations, options and futures contracts.

Investors should be aware, however, that the performance of the Fund will differ from the price returns of the U.S. Select List for a variety of reasons, including the change in securities prices that may occur between the time when a security is added to or removed from the list and when it is bought or sold for the Fund; the Fund’s investment of cash flow from purchases and sales of Fund shares, which can occur daily and will result in portfolio purchases and sales; modifications in the Fund’s stock weights in order to control trading costs; the timing and amount of dividend and distribution payments; and the Fund’s use of investment techniques and instruments that are not included in the U.S. Select List. In addition, unlike the U.S. Select List, the Fund will incur transactional costs (such as brokerage commissions) and operational expenses (such as investment advisory fees).

While the Fund intends to track the composition of the U.S. Select List, the Fund’s purchases and sales of securities that are added to and deleted from the list may not be completed on the first trading day after changes to the list are announced, and in certain cases may take several days or weeks to complete. Moreover, purchases and sales of the Fund and other investors following the U.S. Select List could create a temporary imbalance between the supply and demand of the securities on the list. The imbalance could affect the time it takes the Fund to complete its transactions, as well as the price the Fund pays or receives. In order to reduce impact of these trading costs, the Investment Adviser may decide for a period of time not to buy a security that is included in the U.S. Select List or to continue to hold a security that has been removed from the list.

The Fund will periodically rebalance its portfolio in an effort to maintain approximate equal weightings of its assets among the securities on the U.S. Select List.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Practices

Borrowings	33 1 /3

Custodial Receipts	—

Equity Swaps*	15

Futures Contracts and Options on Futures Contracts	•

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices [1]	•

Repurchase Agreements	•

Securities Lending	33 1 /3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
1	The Fund may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund
— Not permitted

Research Select Fund

Investment Securities

American and Global Depositary Receipts	—

Asset-Backed and Mortgage-Backed Securities	—

Bank Obligations [2]	•

Convertible Securities [3]	•

Corporate Debt Obligations [2]	•

Equity Securities	90	+

Emerging Country Securities	—

Fixed Income Securities	•

Foreign Issuers	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities *	•

Temporary Investments	100

U.S. Government Securities [2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
2	Limited by the amount the Fund invests in fixed-income securities. Cash equivalents only.
3	The Fund has no minimum rating criteria.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RISKS

Research Select Fund
• Applicable

U.S. Select List	•

Stock	•

Credit/Default	•

Foreign	•

Derivatives	•

Interest Rate	•

Management	•

Market	•

Liquidity	•

Small Cap	•

■
U.S. Select List Risk—The Fund invests principally in securities included in the U.S. Select List, which comprises approximately 25 to 35 stocks. As a result of the small universe of stocks in which the Fund generally invests, it may be subject to greater risks than would a more diversified fund.

Price returns reported for the U.S. Select List do not predict or reflect the future results of the U.S. Select List or the Fund. In addition, unlike the Fund, the securities included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record.

Although the Goldman Sachs U.S. Stock Selection Committee periodically makes subjective decisions to add or delete companies for the U.S. Select List, the list is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Fund in mind. The Global Investment Research Division could at any time cease publishing the U.S. Select List . In that event, the Board of Trustees will make a determination on how to proceed in the best interest of shareholders of the Fund, consistent with the Fund’s investment objective. Goldman Sachs publishes similar lists of recommended securities that may be appropriate for shareholders of the Fund but which will not be used by the Investment Adviser for the Fund at this time.

The Fund’s purchases and sales for its portfolio will be affected by market conditions following the publication of changes to the U.S. Select List and will be subject to competing orders by Goldman Sachs clients who invest in the securities included on the list.

The activities of Goldman Sachs and its affiliates may occasionally limit the Fund’s ability to purchase or sell securities included in the U.S. Select List. The U.S. Select List is also subject to restrictions related to Goldman Sachs’ other businesses. In addition, certain securities may or may not appear on the U.S. Select List or may or may not be removed from the list due to legal restrictions applicable to, or other business concerns of, Goldman Sachs. An investor should understand that these concerns will generally not be related to whether a particular security on the list or a security not on the list is an attractive investment opportunity.

As a global financial services firm, Goldman Sachs provides a wide range of financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of companies included in the U.S. Select List and may also perform or seek to perform financial services for those companies. Within the last three years, Goldman Sachs or its affiliates may have managed or co-managed public security offerings for companies included in the U.S. Select List, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included in the U.S. Select List.

The Fund’s ability to invest in particular securities included in the U.S. Select List may be limited by the diversification and other restrictions imposed on it as a registered mutual fund under the Investment Company Act of 1940 (the “Act”).

■
Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There is no guarantee that such levels will be reached or maintained in the future.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■
Foreign Risk—The risk that when the Fund invests in foreign issuers, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions.

■
Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■
Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■
Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■
Small Cap Stock Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on June 19, 2000. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, or Class C Shares of the Fund.

	Research Select Fund
	Class A		Class B		Class C

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees [5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses [7]	0.80%		0.80%		0.80%

Total Fund Operating Expenses*	2.05%		2.80%		2.80%

See page 11 for all other footnotes.

*
As a result of current expense limitations, the estimated “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Research Select Fund
	Class A	Class B	Class C

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets): [6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses [7]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

FUND FEES AND EXPENSES

[1]
The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge (“CDSC”) of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.

[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Fund’s operating expenses for the current fiscal year have been estimated.
[7]
Estimated “Other Expenses” include transfer agency fees equal to 0.19% of the average daily net assets of the Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Fund	Other Expenses

Research Select	0.06%

Example
The following Example is intended to help you compare the cost of investing in the Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Research Select
Class A Shares	$747	$1,157	N/A	N/A
Class B Shares
– Assuming complete redemption at end of period	$783	$1,168	N/A	N/A
– Assuming no redemption	$283	$ 868	N/A	N/A
Class C Shares
– Assuming complete redemption at end of period	$383	$ 868	N/A	N/A
– Assuming no redemption	$283	$ 868	N/A	N/A

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”)	Research Select
32 Old Slip
New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of September 30, 2000, GSAM, along with other units of IMD, had assets under management of $281.3 billion.

The Investment Adviser provides day-to-day investment management services regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs.

The Investment Adviser also performs the following additional services for the Fund:
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities

■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

	Contractual Rate	Actual Rate for the Fiscal Period Ended August 31, 2000

Research Select	1.00%	1.00%

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Investment Performance & Valuation Oversight Group, and the Client Research Groups. In total, these groups include over 120 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team
■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $34 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

Quantitative Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager — Research Select	Since 2000	Ms. Brown joined the
Investment Adviser as a portfolio
manager in 1998. From
1984 to 1998, she was the
director of Quantitative Equity
Research and served on the
Investment Policy Committee at
Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— Research Select	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— Research Select	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

SERVICE PROVIDERS

APPROACH TO INVESTMENT RESEARCH

In providing its investment management services for the Fund, the Investment Adviser invests in equity securities that are included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Goldman Sachs is a leading, full service global investment banking and securities firm. The firm’s Global Investment Research Division provides far-reaching and comprehensive analysis and commentary on portfolio strategy, economics, industries and companies. For over two decades, Goldman Sachs has committed the resources on a global scale to develop an industry-leading position for the firm’s investment research products.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The Global Investment Research Division has a well-regarded staff of approximately 900 professionals including more than 300 equity analysts, 25 global research teams, and 12 portfolio strategists, covering approximately 2400 companies, over 50 economies and over 25 stock markets.

The U.S. Stock Selection Committee comprises approximately twelve senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, an economist, and sector specialists.

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net capital gains are declared and paid as follows:

Fund	Investment Income Dividends	Capital Gains Distributions

Research Select	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

At the time of an investor’s purchase of shares of the Fund, a portion of the net asset value (“NAV”) per share may be represented by undistributed income or undistributed realized appreciation of the Fund’s portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Fund?
You may purchase shares of the Fund through:
■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in the Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

To Open an Account:
■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:
Your Authorized Dealer
–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711
–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
–
Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (the Fund’s custodian). Please call the Fund at 1-800-526-7384 to get detailed instructions on how to wire your money.

What Is My Minimum Investment In The Fund?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Fund offers three classes of shares through this Prospectus.

Maximum Amount You Can	Class A	No limit

Buy In The Aggregate	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■
Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

SHAREHOLDER GUIDE

■
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is determined by the Fund’s NAV and share class. Each class calculates its NAV as follows:

(Value of Assets of the Class)
NAV =	– (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■
NAV per share of each share class is calculated by the Fund’s custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form, less any applicable CDSC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities (for example, in foreign markets), but before the close of regular trading on the New York Stock Exchange will nor mally not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***
The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

SHAREHOLDER GUIDE

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:
■
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

■
Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■
Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or

■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?
■
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Fund at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers .

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Fund will automatically convert into Class A Shares of the Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■
When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

SHAREHOLDER GUIDE

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■
Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B

Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.

■
Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Fund?

You may arrange to take money out of your account by selling (redeeming) some or all of your shares. The Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

SHAREHOLDER GUIDE

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:
■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.

■	Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
■
The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■
Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■
A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

SHAREHOLDER GUIDE

■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■
Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:
■
Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the Fund or any other Goldman Sachs Fund
■	Class C Shares—Class C Shares of the Fund or any other Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.

■
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

■	You may be subject to capital gains tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?

You may exchange shares of the Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Obtain a signature guarantee (see details above)
■ Mail the request to:
Goldman Sachs Funds
c/o NFDS
P.O. Box 219711
Kansas City, MO 64121-9711
or for overnight delivery -
Goldman Sachs Funds
c/o NFDS
330 West 9th St.
Poindexter Bldg., 1st Floor
Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Fund may impose a charge in the future.
■
The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

	■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange .
■	Eligible investors may exchange certain classes of shares for another class of shares of the Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■
Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■
Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends From The Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends paid by the Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■
You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■
Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.

■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:
■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

■
You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.

■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
■
It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	You must have a minimum balance of $5,000 in the Fund.
■	Checks are mailed on or about the 25th day of each month.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?

You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

The Fund does not generally provide sub-accounting services.

SHAREHOLDER GUIDE

What Should I Know When I Purchase Shares Through An Authorized Dealer?

Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■
The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

SHAREHOLDER GUIDE

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to

Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is in an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

RETIREMENT PLANS

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity securities. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility and, at times, have traded at or close to record high levels. There can be no guarantee that such levels will be reached or maintained in the future.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. Trading to keep the Fund’s portfolio holdings consistent with, and equally weighted among, the securities in the U.S. Select List may increase the Fund’s portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective, and all investment policies not specifically designated as fundamental, are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Issuers. The Fund may invest in foreign issuers. Foreign issuers involve special risks that are not typically associated with U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign compa nies than in the United States. The securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, and political or social instability or diplomatic developments which could affect the Fund’s investments.

Risks of Derivative Investments. The Fund’s transactions in options, futures, options on futures, swaps and structured securities involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instru mentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), securities indices, and other financial instruments and indices. The Fund may engage in futures transactions on U.S. exchanges.

APPENDIX A

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:
■
While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

■
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment

Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

APPENDIX A

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1 /3% of the value of the total assets of the Fund (including the loan collateral).

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or a capital loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■
Standard & Poor’s Depositary Receipts TM . The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“ Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer.

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

Short Sales Against-the-Box. The Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Appendix B

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from its commencement (June 19, 2000) to August 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended August 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).

RESEARCH SELECT FUND

		Income from investment operations

	Net asset value, beginning of period	Net investment loss(c)	Net realized and unrealized gain	Total from investment operations

For the Period Ended August 31,
2000 - Class A Shares (commenced June 19, 2000)	$10.00	$(0.02)	$0.79	$0.77

2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76

2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77

2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78

2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

APPENDIX B

					Ratios assuming no expense reductions

Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Ratio of expenses to average net assets(b)	Ratio of net investment loss to average net assets(b)	Portfolio turnover rate

$10.77	7.70%	$217,861	1.50%	(1.04)%	2.05%	(1.59)%	5.04%

10.76	7.60	201,437	2.25	(1.79)	2.80	(2.34)	5.04

10.77	7.70	96,393	2.25	(1.78)	2.80	(2.33)	5.04

10.78	7.80	12,677	1.10	(0.50)	1.65	(1.05)	5.04

10.78	7.70	12	1.60	(1.13)	2.15	(1.68)	5.04

Appendix C

Prior Price Returns of the U.S. Select List

U.S. Select List

As mentioned in “Fund Investment Objective and Strategies,” the U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 stocks that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark, the S&P 500® Index, over the next twelve to eighteen months. The U.S. Select List changes regularly. While the companies on the list generally have been relatively large U.S. companies, the list is not restricted to those types of companies. It is expected that, under normal market conditions, the quarterly performance of the Fund, before expenses, will track the price return of the U.S. Select List within a .90 correlation coefficient.

The Fund’s portfolio management team does not have access to information regarding additions or deletions for the U.S. Select List prior to their publication. Goldman Sachs publishes other lists of recommended securities that could be appropriate for Fund investors but that are not used by the Fund’s portfolio management team.

The chart below reflects historical information regarding the U.S. Select List. The U.S. Select List is not maintained for the purpose of managing any account or investment company such as the Fund. The number of stocks on the U.S. Select List and the frequency of additions to and deletions from the U.S. Select List change from time to time. The stocks included in the U.S. Select List constitute only a “paper portfolio” that does not reflect actual trading and does not have an actual performance record. The U.S. Select List’s price return does not represent the return on any fund or any other account that involves actual trading. The price returns are not indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the U.S. Select List does not include a cash component, price returns are based on a constant 100% investment in the stocks on the U.S. Select List. Also, the information below does not reflect the impact that the Investment Adviser’s portfolio management decisions and techniques may have on performance. Further, the actual performance of the Fund may differ from that of the U.S. Select List because of time delays between when a stock is added to or removed from the list and when it is bought or sold for the Fund. Investors should not consider this price return information as a substitute for, or an indication of, future performance of the Research Select Fund or the Investment Adviser. Finally, past price returns of the U.S. Select List are not representative of future price returns of the list.

	9/9/98 (inception) to 12/31/98	1/1/99 to 12/31/99	1/1/00 to 10/31/00	9/9/98 (inception) to 10/31/00

U.S. Select List Stock Price Return*	37.57%	33.81%	18.1%	117.5%
S&P 500® Index Price Return**	22.73%	21.06%	-1.8%	45.9%

*
The results for the U.S. Select List portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock’s capital appreciation or depreciation during the period that it is on the U.S. Select List and dividing that by the highest number of stocks that were on the U.S. Select List at any point during the month. Prior to June 1999, the divisor was the time-weighted number of stocks on the list for the specified period. The results are calculated using the prices of the stocks at the close of trading of the stock market one full day after the stock was added to the U.S. Select List (e.g., if the stock was added on the afternoon of 5/5, the recorded price is at the close on 5/6). The results do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the U.S. Select List would be able to execute purchases and sales at the prices used to calculate the price returns. Because the U.S. Select List is a paper portfolio that is not managed to a target number of stocks, no “ re-balancing” of actual investments is done when stocks are added to or deleted from the U.S. Select List. Price returns are based on 100% investment in the stocks on the U.S. Select List.

         Price returns are calculated to include the price return plus dividends for the stock during the month in which they are paid without being reinvested into the security. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the U.S. Select List and the time a mutual fund following the U.S. Select List would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. They do not reflect the impact that an investment adviser’s portfolio management decisions and techniques may have on a mutual fund’s returns. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the U.S. Select List.

**
The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500® Index performance numbers shown are price returns reflecting the reinvestment of dividends. They do not reflect fees, brokerage commissions or other costs of investing that are not incurred by an index.

Index

1	General Investment Management Approach

2	Fund Investment Objective and Strategies

	2	Goldman Sachs Research Select Fund

4	Other Investment Practices and Securities

6	Principal Risks of the Fund

9	Fund Performance

10	Fund Fees and Expenses

13	Service Providers

	17	Approach to Investment Research

18	Dividends

19	Shareholder Guide

	19	How To Buy Shares

	28	How To Sell Shares

40	Taxation

42	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

52	Appendix B Financial Highlights

54	Appendix C Prior Price Returns of the U.S. Select List

Research Select Fund
Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-526-7384
By mail – Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Fund’s documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Goldman Sachs Research Select Fund SM is a service mark of Goldman, Sachs & Co.
The Fund’s investment company registration number is 811-5349.

516432
RESPROABC
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                CLASS A SHARES
                                CLASS B SHARES
                                CLASS C SHARES
                                SERVICE SHARES
                             INSTITUTIONAL SHARES

                          GOLDMAN SACHS BALANCED FUND
                     GOLDMAN SACHS GROWTH AND INCOME FUND
                  GOLDMAN SACHS CORE/SM/ LARGE CAP VALUE FUND
                    GOLDMAN SACHS CORE/SM/ U.S. EQUITY FUND
                 GOLDMAN SACHS CORE/SM/ LARGE CAP GROWTH FUND
                 GOLDMAN SACHS CORE/SM/ SMALL CAP EQUITY FUND
               GOLDMAN SACHS CORE/SM/ INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                      GOLDMAN SACHS STRATEGIC GROWTH FUND
                    GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
                       GOLDMAN SACHS MID CAP VALUE FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                       GOLDMAN SACHS LARGE CAP VALUE FUND
                     GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS EUROPEAN EQUITY FUND
                      GOLDMAN SACHS JAPANESE EQUITY FUND
             GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND
                 (formerly named International Small Cap Fund)
                  GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                        GOLDMAN SACHS ASIA GROWTH FUND
                      GOLDMAN SACHS RESEARCH SELECT FUND

                  (Equity Portfolios of Goldman Sachs Trust)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303

     This Statement of Additional Information (the "Additional Statement") is
not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service
Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs
Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs
CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund,
Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman
Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value

                                      B-1

Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund,
Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund,
Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth
Opportunities Fund (formerly International Small Cap Fund), Goldman Sachs
Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs
Research Select Fund dated December 29, 2000 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of
PricewaterhouseCoopers LLP, independent public accountants, for each Fund contained in each Fund's 2000 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual
Report are incorporated by reference.

     CORE/SM/ is a service mark of Goldman, Sachs & Co.

                                      B-2

                             TABLE OF CONTENTS                             Page
                                                                           ----

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
     PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS.....................B-165

SERVICE PLAN.............................................................B-170

Appendix A (Description of Securities Ratings).............................1-A

Appendix B (Business Principles of Goldman, Sachs & Co.)...................1-B

Appendix C (Statement of Intention and Escrow Agreement)...................1-C

The date of this Additional Statement is December 29, 2000.
                                      B-3

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs Capital Growth Fund
32 Old Slip
New York, New York 10005

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Research Select Fund
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth Opportunities Fund (formerly International
Small Cap Fund)
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund
Procession House
55 Ludgate Hill
London, England EC4M7JW

                    Toll free (in U.S.) . . . 800-621-2550

                                      B-4

                                 INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30,
1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth
and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE Large Cap Value
Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE
U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"),
Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman
Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs
CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs
Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Strategic Growth Fund
("Strategic Growth Fund"), Goldman Sachs Growth Opportunities Fund ("Growth
Opportunities Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund")
(formerly known as "Mid Cap Equity Fund"), Goldman Sachs Small Cap Value Fund
("Small Cap Value Fund"), Goldman Sachs Large Cap Value Fund ("Large Cap Value
Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"),
Goldman Sachs European Equity Fund ("European Equity Fund"), Goldman Sachs
Japanese Equity Fund ("Japanese Equity Fund"), Goldman Sachs International
Growth Opportunities Fund ("International Growth Opportunities Fund") (formerly known as "International Small Cap Fund"), Goldman Sachs Emerging Markets Equity
Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia
Growth Fund") and Goldman Sachs Research Select Fund ("Research Select Fund")
(collectively referred to herein as the "Funds").

     The Funds, except the European Equity, Japanese Equity, International
Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE
International Equity, Strategic Growth Fund, Growth Opportunities, CORE Small
Cap Equity, Large Cap Value and Research Select Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on
September 27, 1989 and were reorganized as a Delaware business trust as of April
30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each
Fund currently offers five classes of shares: Class A Shares, Class B Shares,
Class C Shares, Institutional Shares and Service Shares. See "Shares of the
Trust."

     Goldman Sachs Asset Management ("GSAM"), a unit of the Investment
Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the
Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value,
CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth
Opportunities, CORE International Equity, Mid Cap Value, Small Cap Value, Large
Cap Value and Research Select Funds. Goldman Sachs Funds Management, L.P.
("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the
CORE U.S. Equity and Capital Growth Funds.

                                      B-5

Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment
Management Division of Goldman Sachs, serves as the Investment Adviser to the
International Equity, European Equity, Japanese Equity, International Growth
Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and
GSAMI are sometimes individually referred to as an "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is
State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the
Prospectuses for a more complete description of the Funds' investment objective and policies. There is no assurance that a Fund will achieve its objective.
Capitalized terms used but not defined herein have the same meaning as in the
Prospectuses.

                              INVESTMENT POLICIES

     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund's objective will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act"). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds' prospectuses, which should be read carefully before an investment is made. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding The Funds.
---------------------------------------

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The
Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund's securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment
Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio, except the Research Select Fund, will generally be sold when the
Investment Adviser believes that the market price fully reflects or exceeds the securities'

                                      B-6

securities' fundamental valuation or when other more attractive investments are identified. Under normal circumstances, the Research Select Fund will sell securities that have been removed from the U.S. Select List.

     Value Style Funds. The Growth and Income Fund, Mid Cap Value Fund, Small
Cap Value Fund, Large Cap Value Fund and a portion of the equity portion of
Balanced Fund are managed using a value oriented approach. (The equity portion of the Balanced Fund utilizes a blend of value and growth investment styles. See
"Growth Style Funds" below). The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.
Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     Growth Style Funds. The Capital Growth, Strategic Growth and Growth
Opportunities Funds and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity securities for these
Funds are selected based on their prospects for above average growth. The
Investment Adviser will select securities of growth companies trading, in the
Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price:
prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE
Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the
"CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced,"
which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

                                      B-7

     Investment Process. The Investment Adviser begins with a broad universe of
U.S. equity securities for CORE Large Cap Value, CORE U.S. Equity, CORE Large
Cap Growth, CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a
broad universe of foreign equity securities for CORE International Equity Fund.
As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the
"Research Department"), a rating is assigned based upon the Research
Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the
Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each CORE Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to
forecast the returns of securities held in each Fund's portfolio. The CORE
International Equity Fund uses multiple Multifactor Models to forecast returns.
Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor
Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the
CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments.
As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment
Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models.
Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment

                                      B-8

Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models
(e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a
Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department. In assigning ratings to equity securities, the
Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

     By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE
Equity Fund seeks to capitalize on the strengths of each discipline.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the
Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500/TM/ Index and the CORE Large Cap Growth, CORE Large Cap
Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to 100%. CORE International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, European
Equity, Japanese Equity, International Growth Opportunities, Emerging Markets
Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including
Europe, Japan, Asia and the United States. In selecting securities, the
Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities

                                      B-9

while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the
Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Additional Information About the Balanced Fund
----------------------------------------------

     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM's
approach to managing the fixed-income portion of the Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman
Brothers Aggregate Bond Index (the "Index"), while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least
BBB or Baa by a nationally recognized statistical ratings organization
("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities.

                                     B-10

The Index is a trademark of Lehman Brothers. Inclusion of a security in the
Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund's portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman
Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund's portfolio. GSAM's fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The
Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S.
Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by the Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers - those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the NRSROs upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers -
issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while

                                     B-11

GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted;
a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a
"neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About the International Equity Fund
----------------------------------------------------------

     The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United
States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity
Fund's investments in Asia, see "Investing in Emerging Markets, including Asia and Eastern Europe."

     A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for the International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund expects to be a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In

                                     B-12

particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the
Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers.
CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap
Equity, CORE International Equity and Research Select Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International
Equity, European Equity, Japanese Equity, International Growth Opportunities,
Emerging Markets Equity and Asia Growth Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may

                                     B-13

be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap
Value, Small Cap Value, Large Cap Value, International Equity, European Equity,
Japanese Equity, International Growth Opportunities, Emerging Markets Equity and
Asia Growth Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities
--------------------------

     Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury

                                     B-14

receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers'
acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest.
Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a
Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed-income securities in which a
Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a

                                     B-15

particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------

     Each Fund, except the Research Select Fund, may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts,"
"Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on
Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of
Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes.
Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

                                     B-16

Mortgage-Backed Securities
--------------------------

     General Characteristics. Each Fund (other than the CORE Large Cap Value,
CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
International Equity and Research Select Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The
Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates
("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National
Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association
("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

                                     B-17

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing
Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA
Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the
United States Treasury in an unlimited amount.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae
Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the
Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae
Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each
Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae
Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac
Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by
Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac
Certificate the timely payment of interest at the rate provided for by such
Freddie Mac Certificate (whether or not received on the underlying loans).
Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac
Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and

                                     B-18

thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating
Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than the CORE Large Cap
Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
International Equity and Research Select Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage
Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee.
Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

                                     B-19

     Ratings. The ratings assigned by a rating organization to Mortgage
Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement. Credit support falls generally into two categories: (i)
liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such

                                     B-20

certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage
Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally
5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts

                                     B-21

formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.
In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC
Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC
Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or
"residual" interests. The Funds do not intend to purchase residual interests in
REMICs. The REMIC Certificates represent beneficial ownership interests in a
REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the
REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of
CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

                                      B-22

     Additional structures of CMOs and REMIC Certificates include, among others,
"parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC
Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC
Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the
"PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC
Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create
PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities
--------------------------------

     The Balanced Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's 15% limitation on investments in such securities.

                                      B-23

Asset-Backed Securities
-----------------------

     Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large
Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select
Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card)
agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.
A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the securities.

Loan Participations
-------------------

     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial

                                      B-24

intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Balanced Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the
Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap
Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S.
Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures
contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain Funds, on foreign exchanges. Neither the CFTC, National Futures Association nor any
domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel

                                      B-25

enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.
In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a
Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE Large Cap
Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and
Research Select Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund (other than the CORE Large Cap Value, CORE
U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research Select
Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such
Fund has acquired or expects to acquire. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund's investment objectives and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts

                                      B-26

to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE Large Cap Value, CORE U.S. Equity, the
CORE Large Cap Growth, CORE Small Cap Equity and Research Select Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than the CORE Large Cap Value,
CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and Research
Select Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price.
Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

                                      B-27

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986 as amended (the "Code")
for maintaining its qualification as a regulated investment company for federal income tax purposes.
     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a
Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available.
In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of the
Investment Adviser to analyze correctly the futures markets.

                                      B-28

Options on Securities and Securities Indices
--------------------------------------------

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a
Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A
Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities'
market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the
Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

                                      B-29

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A
Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options"
above.

     Yield Curve Options. The Balanced Fund may enter into options on the yield
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The
Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to

                                      B-30

profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call
(or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a
Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v)
the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing
Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

                                      B-31

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the
Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------

     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.
REITs are subject to heavy cash flow dependency, default by borrowers,

                                      B-32

self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE Large Cap Value,
CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
International Equity and Research Select Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
------------------

     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap
Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 25%, respectively, of their total assets in foreign securities. The CORE International Equity, International
Equity, European Equity, Japanese Equity, International Growth Opportunities,
Emerging Markets Equity and Asia Growth Fund will invest primarily in foreign securities under normal circumstances. With respect to the CORE U.S. Equity,
CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Research
Select Funds, equity securities of foreign issuers must be traded in the United
States.

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable
Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Funds' Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, CORE
International Equity, Capital Growth, Strategic Growth, Growth Opportunities,
Mid Cap Value, International Equity, Small Cap Value, Large Cap Value, European
Equity, Japanese Equity, International

                                      B-33

Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may be
subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United
States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on
U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund (except the Research Select Fund) may invest in foreign securities which take the form of sponsored and unsponsored American Depositary
Receipts ("ADRs") and Global Depositary Receipts ("GDRs") and (except for CORE
Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity
and Research Select Funds) may also invest in European Depositary Receipts
("EDRs") or other similar

                                      B-34

instruments representing securities of foreign issuers (together, "Depositary
Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a
non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S.
securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored
Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
However, by investing in Depositary Receipts, such as ADRs, that are quoted in
U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the CORE Large Cap Value,
CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Large Cap Value
and Research Select Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern
Europe," below.

     Investing in Emerging Countries, including Asia and Eastern Europe. CORE
International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Asia Growth and Emerging Markets Equity
Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced,
Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid
Cap Value and Small Cap Value Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

                                      B-35

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the
U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.
The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets.
Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a
Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may

                                      B-36

affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the
Funds' assets. A Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within former "east bloc"
countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S.
economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

                                      B-37

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See
"Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. Japan's economic growth in the 1990's has been substantially below the levels of earlier decades. During this period, Japan's economy drifted between modest growth and recession. Profits fell sharply, unemployment reached a historical high and consumer confidence was low. The banking sector continues to suffer from non-performing loans and the economy generally is subject to deflationary pressures. Numerous discount-rate cuts since 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain. In calendar year 1998, Japan's gross national product contracted by 2.8%, its worse performance in the post-war period.

     In addition to the cyclical downturn, Japan is suffering through structural adjustments. Like many European countries, Japan has experienced a deterioration of its competitiveness. Factors contributing to this include high wages, a strong currency and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. However, these changes have resulted in some turmoil, uncertainty and a crisis of confidence.
     While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic
Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions, and

                                      B-38

several prime ministers have left office because of personal scandals. Should the political instability continue, efforts to establish effective economic and fiscal policies may be hampered. Future political developments may lead to changes in policy that might adversely affect a Fund's investments.

     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and the country is only 50% self-sufficient in food production. Accordingly, Japan is highly dependent on large imports of wheat, sorghum and soybeans. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products.
Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States.
Some trade agreements, however, have been implemented to reduce these tensions.
The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A strong yen could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the
Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which
5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, CORE
Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity,
Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap
Value and Large Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, CORE
International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity and Asia Growth
Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed

                                      B-39

number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to
"lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.
dollar, it may enter into a forward contract to sell, for a fixed amount of U.S.
dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     The Balanced, CORE International Equity, International Equity, European
Equity, Japanese Equity, International Growth Opportunities, Emerging Markets
Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

                                     B-40

     The Balanced, CORE International Equity, International Equity, European
Equity, Japanese Equity, International Growth Opportunities, Emerging Markets
Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. If this happens, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such
Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.
A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. A Fund may, to the
extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.
If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby

                                     B-41

incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.
For a description of how to cover written put and call options, see "Writing
Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a
Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would

                                     B-42

realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, the
Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the
Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange, which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

     Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
Swaps, Caps, Floors and Collars

     The Balanced, CORE International Equity, International Equity, European
Equity, Japanese Equity, International Growth Opportunities, Emerging Markets
Equity and

                                     B-43

Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the
Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the
Investment Adviser.

                                     B-44

     The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The
Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds'
transactions in swaps, caps, floors and collars.

Convertible Securities
----------------------

     Each Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment
Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
------------

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a

                                     B-45

bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the
Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss

                                     B-46

of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the
Investment Adviser to be of good standing, and when, in the judgment of the
Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment
Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

     Cash received as collateral for securities lending transactions may be invested in other investment eligible securities. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

When-Issued Securities and Forward Commitments
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered.
Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     A Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including exchange-traded funds such as
SPDRs

                                     B-47

and iSharessm, as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an
Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an
Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to its
Investment Adviser.
     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the
American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The UIT is sponsored by a subsidiary of the AMEX.
SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation
Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index
Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P
Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing
Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT.
To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation
Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a
SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying
SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE
Large Cap Growth, CORE Small Cap Equity and Research Select Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country

                                     B-48

funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in iSharessm (formerly called World Equity
Benchmark Shares or "WEBS") and similar securities that invest in securities included in foreign securities indices. iSharessm are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. To date,
iSharessm have traded at relatively modest discounts and premiums to the NAVs.
However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected.
If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S.
Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity,
Japanese Equity, European Equity, International Growth Opportunities, Emerging
Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian
(or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As

                                     B-49

an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a
Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

     A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal
Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales
-----------

     Short Sales "Against the Box." The Funds (other than the Core Equity Funds)
may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainly regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Mortgage Dollar Rolls
---------------------

     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

                                     B-50

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund.
For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1)  Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of
               1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

          (2)  Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3)  Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by
               applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase
               securities on margin to the extent permitted by applicable law and (e) the Fund may

                                     B-51

               engage in transactions in mortgage dollar rolls which are
               accounted for as financings.

          (4)  Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5)  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6)  Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7)  Invest in commodities or commodity contracts, except that the
               Fund may invest in currency and financial instruments and
               contracts that are commodities or commodity contracts.

          (8)  Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a)  Invest in companies for the purpose of exercising control or management.

     (b)  Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act")

     (c)  Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

                                     B-52

     (d)  Make short sales of securities, except short sales against the box.

                                     B-53

                                   MANAGEMENT

     The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the
Trust for purposes of the Act are indicated by an asterisk.

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

Ashok N. Bakhru, 58         Chairman        Chairman of the Board and Trustee -
P.O. Box 143                & Trustee       Goldman Sachs Variable Insurance
Lima, PA  19037                             Trust (registered investment
                                            company) (since October 1997);
                                            President, ABN Associates (July
                                            1994-March 1996 and November 1998 to
                                            present); Executive Vice President -
                                            Finance and Administration and Chief
                                            Financial Officer, Coty Inc.
                                            (manufacturer of fragrances and
                                            cosmetics) (April 1996-November
                                            1998); Senior Vice President of
                                            Scott Paper Company (until June
                                            1994); Director of Arkwright Mutual
                                            Insurance Company (1984-1999);
                                            Trustee of International House of
                                            Philadelphia (1989-Present); Member
                                            of Cornell University Council
                                            (1992-Present); Trustee of the
                                            Walnut Street Theater
                                            (1992-Present); Director, Private
                                            Equity Investors-III (since November
                                            1998); and Trustee, Citizens
                                            Scholarship Foundation of America
                                            (since 1998).

                                  B-54

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*David B. Ford, 55          Trustee         Trustee- Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Director, Commodities Corp.
                                            LLC (futures and commodities
                                            traders) (since April 1997);
                                            Managing Director, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1996); Managing Director, Goldman
                                            Sachs & Co. Investment Banking
                                            Division (since November 1996);
                                            Chief Executive Officer and
                                            Director, CIN Management (investment
                                            adviser) (since August 1996); Chief
                                            Executive Officer & Managing
                                            Director and Director, Goldman Sachs
                                            Asset Management International
                                            (since November 1995 and December
                                            1994, respectively); Co-Head,
                                            Goldman Sachs Asset Management
                                            (since November 1995); Co-Head and
                                            Director, Goldman Sachs Funds
                                            Management, L.P. (since November
                                            1995 and December 1994,
                                            respectively); and Chairman and
                                            Director, Goldman Sachs Asset
                                            Management Japan Limited (since
                                            November 1994).

*Douglas C. Grip, 38        Trustee         Trustee and President - Goldman
32 Old Slip                 & President     Sachs Variable Insurance Trust
New York, NY  10005                         (registered investment company)
                                            (since October 1997); Trustee, Trust
                                            for Credit Unions (registered
                                            investment company) (since March
                                            1998); Managing Director, Goldman
                                            Sachs (since November 1997);
                                            President, Goldman Sachs Funds Group
                                            (since April 1996); and President,
                                            MFS Retirement Services Inc., of
                                            Massachusetts Financial Services
                                            (prior thereto).

                                     B-55

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

Patrick T. Harker, 42       Trustee         Trustee - Goldman Sachs Variable
Office of the Dean                          Insurance Trust (registered
The Wharton School                          investment company) (since August
University of Pennsylvania                  2000); Dean and Reliance Professor
1000 SH-DH                                  of Operations and Information
Philadelphia, PA 19104-6364                 Management, The Wharton School,
                                            University of Pennsylvania (since
                                            February 2000); Interim and Deputy
                                            Dean, The Wharton School, University
                                            of Pennsylvania (since July 1999);
                                            Professor and Chairman of Department
                                            of Operations and Information
                                            Management, The Wharton School,
                                            University of Pennsylvania (July
                                            1997-August 2000); UPS
                                            Transportation Professor for the
                                            Private Sector, Professor of Systems
                                            Engineering and Chairman of Systems
                                            Engineering, School of Engineering
                                            and Applied Science, University of
                                            Pennsylvania (prior thereto).

                                     B-56

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*John P. McNulty, 48        Trustee         Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Managing Director, Goldman
                                            Sachs (since November 1996) and Head
                                            of Investment Management Division
                                            (since September 1999); General
                                            Partner, J. Aron & Company
                                            (commodity dealer and risk
                                            management adviser) (since November
                                            1995); Director and Co-Head, Goldman
                                            Sachs Funds Management, L.P. (since
                                            November 1995); Director, Goldman
                                            Sachs Asset Management International
                                            (since January 1996); Co-Head, GSAM
                                            (November 1995 - September 1999);
                                            Director, Global Capital Reinsurance
                                            (insurance) (since 1989); Director,
                                            Commodities Corp. LLC (since April
                                            1997); and Limited Partner of
                                            Goldman Sachs (1994 - November
                                            1995).

                                     B-57

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

Mary P. McPherson, 65       Trustee         Trustee - Goldman Sachs Variable
The Andrew W. Mellon                        Insurance Trust (registered
Foundation                                  investment company) (since October
140 East 62nd Street                        1997); Vice President, The Andrew W.
New York, NY  10021                         Mellon Foundation (provider of
                                            grants for conservation,
                                            environmental and educational
                                            purposes) (since October 1997);
                                            President of Bryn Mawr College
                                            (1978-1997); Director, Smith College
                                            (since 1998); Director, Josiah Macy,
                                            Jr. Foundation (health educational
                                            programs) (since 1977); Director,
                                            Philadelphia Contributionship
                                            (insurance) (since 1985); Director
                                            Emeritus, Amherst College
                                            (1986-1998); Director, Dayton Hudson
                                            Corporation (general retailing
                                            merchandising) (1988-1997);
                                            Director, The Spencer Foundation
                                            (educational research) (since 1993);
                                            member of PNC Advisory Board
                                            (banking) (since 1993); and
                                            Director, American School of
                                            Classical Studies in Athens (since
                                            1997).

                                     B-58

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Alan A. Shuch, 51          Trustee         Trustee - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since October
                                            1997); Advisory Director - GSAM
                                            (since May 1999); Limited Partner,
                                            Goldman Sachs (prior to May 1994);
                                            Consultant to GSAM (since December
                                            1994).

                                     B-59

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

William H. Springer, 71     Trustee         Trustee - Goldman Sachs Variable
701 Morningside Drive                       Insurance Trust (registered
Lake Forest, IL  60045                      investment company) (since October
                                            1997); Director, The Walgreen Co. (a
                                            retail drug store business) (April
                                            1988 - January 2000); Director of
                                            Baker, Fentress & Co. (a closed-end,
                                            non-diversified management
                                            investment company) (April 1992 -
                                            present); and Chairman and Trustee,
                                            Northern Institutional Funds and
                                            Northern Funds (since April 1984 and
                                            March 2000, respectively).

                                      B-60

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

Richard P. Strubel, 61      Trustee         Trustee - Goldman Sachs Variable
500 Lake Cook Road                          Insurance Trust (registered
Suite 150                                   investment company) (since October
Deerfield, IL 60015                         1997); President and COO, Unext.com
                                            (provider of educational services
                                            via the internet) (since 1999);
                                            Director, Gildan Activewear Inc.
                                            (since February 1999); Director of
                                            Kaynar Technologies Inc. (since
                                            March 1997); Managing Director,
                                            Tandem Partners, Inc. (1990-1999);
                                            President and Chief Executive
                                            Officer, Microdot, Inc. (a
                                            diversified manufacturer of
                                            fastening systems and connectors)
                                            (January 1984 - October 1994);
                                            Trustee, Northern Institutional
                                            Funds and Northern Funds (since
                                            December 1982 and March 2000,
                                            respectively); and Director,
                                            Cantilever Technologies, Inc. (since
                                            1999).

*John M. Perlowski, 36      Treasurer       Treasurer - Goldman Sachs Variable
32 Old Slip                                 Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Vice President, Goldman Sachs (since
                                            July 1995); and Director/Fund
                                            Accounting and Custody, Investors
                                            Bank & Trust Company (November 1993
                                            to July 1995).

                                      B-61

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*James A. Fitzpatrick, 40   Vice President  Vice President - Goldman Sachs
4900 Sears Tower                            Variable Insurance Trust (registered
Chicago, IL  60606                          investment company) (since October
                                            1997); Managing Director, Goldman
                                            Sachs (since October 1999); Vice
                                            President, Goldman Sachs (April
                                            1997-December 1999); and Vice
                                            President and General Manager, First
                                            Data Corporation - Investor Services
                                            Group (1994 to 1997).

*Jesse Cole, 37             Vice President  Vice President - Goldman Sachs
4900 Sears Tower                            Variable Insurance Trust (registered
Chicago, IL  60606                          investment company) (since 1998);
                                            Vice President, Goldman Sachs (since
                                            June 1998); Vice President, AIM
                                            Management Group, Inc. (investment
                                            adviser) (April 1996-June 1998); and
                                            Assistant Vice President, The
                                            Northern Trust Company (June
                                            1987-April 1996).

*Kerry K. Daniels, 37       Vice President  Vice President--Goldman Sachs
4900 Sears Tower                            Variable Insurance Trust (registered
Chicago, IL  60606                          investment company) (since April
                                            2000); and Manager, Institutional
                                            Account Administration - Shareholder
                                            Services, Goldman Sachs (since
                                            1986).

*Mary F. Hoppa, 36          Vice President  Vice President--Goldman Sachs
4900 Sears Tower                            Variable Insurance Trust (registered
Chicago, IL  60606                          investment company) (since April
                                            2000); Vice President, Goldman Sachs
                                            (since October 1999); and Senior
                                            Vice President and Director of
                                            Mutual Fund Operations, Strong
                                            Capital Management (January
                                            1987-September 1999).

                                      B-62

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Christopher Keller, 35     Vice President  Vice President, Goldman Sachs
4900 Sears Tower                            Variable Insurance Trust (registered
Chicago, IL  60606                          investment company) (October 2000 -
                                            present);  Vice President, Goldman
                                            Sachs (April 1997-present); and
                                            Manager, Andersen Consulting
                                            (August 1989 - April 1997).

*Philip V. Giuca, Jr., 38   Assistant       Assistant Treasurer - Goldman Sachs
32 Old Slip                 Treasurer       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            and Vice President, Goldman Sachs
                                            (May 1992-Present).

*Peter Fortner, 42          Assistant       Assistant Treasurer - Goldman Sachs
32 Old Slip                 Treasurer       Variable Insurance Trust (registered
New York, NY 10005                          investment company) (since August
                                            2000); Vice President, Goldman Sachs
                                            (July 2000 - present); and
                                            Associate, Prudential Insurance
                                            Company of America (November 1985 -
                                            June 2000); Assistant Treasurer,
                                            certain closed-end Funds
                                            administered by Prudential (1999
                                            and 2000).

*Michael J. Richman, 40     Secretary       Secretary - Goldman Sachs Variable
1 Liberty Plaza                             Insurance Trust (registered
New York, NY  10004                         investment company) (since 1997);
                                            Managing Director, Goldman Sachs
                                            (since 2000); General Counsel of
                                            the Funds Group of GSAM (since
                                            December 1997); Associate General
                                            Counsel of GSAM (February 1994 -
                                            December 1997); Counsel to the Funds
                                            Group, GSAM (June 1992 to December
                                            1997); Associate General Counsel,
                                            Goldman Sachs (since December 1998);
                                            Vice President of Goldman Sachs
                                            (since June 1992); and Assistant
                                            General Counsel of Goldman Sachs
                                            (June 1992 to December 1998).

                                      B-63

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Howard B. Surloff, 35      Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Assistant General Counsel, GSAM and
                                            General Counsel to the U.S. Funds
                                            Group (since December 1997);
                                            Assistant General Counsel and Vice
                                            President, Goldman Sachs (since
                                            November 1993 and May 1994,
                                            respectively); and Counsel to the
                                            Funds Group, GSAM (November 1993 -
                                            December 1997).

*Valerie A. Zondorak, 35    Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Assistant General Counsel, GSAM and
                                            Assistant General Counsel to the
                                            Funds Group (since December 1997);
                                            Vice President and Assistant General
                                            Counsel, Goldman Sachs (since March
                                            1997); Counsel to the Funds Group,
                                            GSAM (March 1997 - December 1997);
                                            and Associate of Shereff, Friedman,
                                            Hoffman & Goodman (September 1990 to
                                            February 1997).

*Deborah A. Farrell, 29     Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Legal Products Analyst, Goldman
                                            Sachs (since December 1998); Legal
                                            Assistant, Goldman Sachs (January
                                            1996-December 1998); Assistant
                                            Secretary to the Funds Group (1996
                                            to present); and Executive
                                            Secretary, Goldman Sachs (January
                                            1994 - January 1996).

                                      B-64

Name, Age                   Positions       Principal Occupation(s)
and Address                 with Trust        During Past 5 Years
-----------                 ----------      ---------------------

*Kaysie P. Uniacke, 39      Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Managing Director, Goldman Sachs
                                            (since 1997); and Vice President and
                                            Senior Fund Manager, GSAM (1988 to
                                            1997).
*Elizabeth D. Anderson, 31  Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1997);
                                            Vice President, Goldman Sachs (since
                                            May 1997); Fund Manager, GSAM
                                            (since April 1996); Junior Fund
                                            Manager, GSAM (1995 - April 1996);
                                            and Funds Trading Assistant, GSAM
                                            (1993 - 1995).
*Amy E. Belanger, 31        Assistant       Assistant Secretary - Goldman Sachs
32 Old Slip                 Secretary       Variable Insurance Trust (registered
New York, NY  10005                         investment company) (since 1999);
                                            Vice President, Goldman Sachs (since
                                            June 1999); Counsel, Goldman Sachs
                                            (since 1998); and Associate, Dechert
                                            Price & Rhoads (September
                                            1996-1998).

     Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of November 30, 2000, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons"
of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee.
Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

                                      B-65

     **1 The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31,
2000:

                               Aggregate                                                  Total Compensation from Goldman Sachs
                              Compensation         Pension or Retirement Benefits        Trust and the Goldman Sachs Fund complex
Name of Trustee             from the Funds/2/    Accrued as Part of Funds' Expenses               (including the Funds)/3/
---------------             ---------------      ----------------------------------

Ashok N. Bakhru/1/              $31,780                       $ -                                         $105,750
David B. Ford                         0                         -                                                0
Douglas C. Grip                       0                         -                                                0
Patrick T. Harker/4/                  0                         -                                                0
John P. McNulty                       0                         -                                                0
Mary P. McPherson                23,842                         -                                           79,500
Alan A. Shuch                         0                         -                                                0
Jackson W. Smart/5/              15,487                         -                                           53,500
William H. Springer              23,207                         -                                           77,500
Richard P. Strubel               23,842                         -                                           79,500

/1/  Includes compensation as Chairman of the Board of Trustees.

                                      B-66

=============

/2/ Reflects amount paid by the Funds during the fiscal year ended August 31,
    2000.
/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and
    Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 54 mutual funds, including 23 equity funds, as of August 31, 2000. Goldman
    Sachs Variable Insurance Trust consisted of 10 mutual funds as of August 31,
    2000.
/4/ Mr. Harker was elected to the Board of Trustees on August 29, 2000.
/5/ No longer a trustee of the Trust.

                                      B-67

     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds' other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

Management Services
-------------------

     As stated in the Funds' Prospectus, GSFM, 32 Old Slip, New York, New York,
a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad
Street, New York, New York, serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. GSAM, 32 Old Slip, New York, New York, a unit of the
Investment Management Division of Goldman Sachs, serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth,
CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE
International Equity, Mid Cap Value, Small Cap Value, Large Cap Value and
Research Select Funds. GSAMI, Procession House, 55 Ludgate Hill, London, England
EC4M 7JW, a unit of the Investment Management Division of Goldman Sachs, serves as Investment Adviser to the International Equity, European Equity, Japanese
Equity, International Growth Opportunities, Emerging Markets Equity and Asia
Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See "Service
Providers" in the Funds' Prospectus for a description of the applicable
Investment Adviser's duties to the Funds.

     The Goldman Sachs Group, L.P. which controlled the Funds' Investment
Advisers, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in
Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan,
Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo,
Toronto, Vancouver and Zurich. It has trading professionals throughout the
United States, as well as in London, Tokyo, Hong Kong and Singapore. The active

                                      B-68

participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research
Department covers approximately 2,200 companies, including approximately 1,000
U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment
Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman
Sachs is also among the leading investment firms using quantitative analytics
(now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Investment Advisers have access to Goldman
Sachs' economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The
Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters.
These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International
Equity, International Equity, International Growth Opportunities, Emerging
Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets.
Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

                                      B-69

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. The
Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE
Large Cap Value, European Equity, Japanese Equity and International Growth
Opportunities Funds' Management Agreements were initially approved by the
Trustees, including a majority of the non-interested Trustees (as defined below)
who are not parties to the Management Agreement on April 26, 2000, October 26,
1999, April 28, 1999, April 28, 1999, November 3, 1998, July 22, 1998, April 23,
1998 and April 23, 1998, respectively. The CORE Small Cap Equity and CORE
International Equity Funds' Management Agreements were initially approved by the
Trustees, including a majority of the non-interested Trustees (as defined below)
who are not parties to the Management Agreements, on July 22, 1997. The CORE
Large Cap Growth and Emerging Markets Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested
Trustees (as defined below) who are not parties to the Management Agreements, on
April 23, 1997 and January 28, 1997, respectively. The Funds' Management
Agreements (except with respect to the Research Select Fund) were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on
April 25, 2000. These arrangements were most recently approved by the shareholders of each Fund (other than Research Select, Large Cap Value,
Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap
Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets
Equity, Japanese Equity, International Growth Opportunities and European Equity
Funds) on April 21, 1997. The sole shareholder of the Research Select, Large Cap
Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large
Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets
Equity, Japanese Equity, International Growth Opportunities and European Equity
Funds approved these arrangements on June 14, 2000, October 26, 1999, April 28,
1999, April 28, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21,
1997, January 28, 1997, April 23, 1998, April 23, 1998 and July 22, 1998,
respectively. Each Management Agreement will remain in effect until June 30,
2001 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of such Fund's outstanding voting securities or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days' written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days'
written notice to the Trust.

                                      B-70

     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional
Statement the Investment Advisers were voluntarily limiting their management fees for certain funds to the annual rates also listed below:

                                              Management Fee      Management Fee
                                              With                Without
Fund                                          Limitations         Limitations
----                                          -----------         -----------

GSAM
Balanced Fund                                 0.65%               0.65%
Growth and Income Fund                        0.70%               0.70%
CORE Large Cap Value Fund                     0.60%               0.60%
CORE Large Cap Growth Fund                    0.70%               0.75%
CORE Small Cap Equity Fund                    0.85%               0.85%
Strategic Growth Fund                         1.00%               1.00%
Growth Opportunities Fund                     1.00%               1.00%
CORE International Equity Fund                0.85%               0.85%
Mid Cap Value Fund                            0.75%               0.75%
Small Cap Value Fund                          1.00%               1.00%
Large Cap Value Fund                          0.75%               0.75%
Research Select Fund                          1.00%               1.00%

GSFM
CORE U.S. Equity Fund                         0.70%               0.75%
Capital Growth Fund                           1.00%               1.00%

GSAMI
International Equity Fund                     1.00%               1.00%
European Equity                               1.00%               1.00%
Japanese Equity Fund                          1.00%               1.00%
International Growth Opportunities Fund       1.20%               1.20%
Emerging Markets Equity Fund                  1.20%               1.20%
Asia Growth Fund                              1.00%               1.00%

                                      B-71

     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the Management Agreements. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the
Funds under the former advisory (and subadvisory, in the case of the
International Equity Fund) and administration agreements are identical to the services and fees under the Management Agreements.

                                      B-72

       For the fiscal year ended August 31, 2000, the fiscal period ended August
31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998 the amounts of the combined investment advisory (and subadvisory, in the case of the
International Equity Fund) and administration fees incurred by each Fund then in existence were as follows (with and without the fee limitations that were then in effect):

                                        Fiscal year ended                Fiscal period ended               Fiscal year ended
                                            August 31,                        August 31,                       January 31,
                                               2000                              1999                              1999
                                   ============================      ============================      ============================
                                   With Fee         Without Fee      With Fee         Without Fee      With Fee         Without Fee
                                   Limitations      Limitations      Limitations      Limitations      Limitations      Limitations
                                   ===========      ===========      ===========      ===========      ===========      ===========

Balanced Fund                      $ 1,303,563      $ 1,303,563      $   928,470      $   928,470      $ 1,609,311      $ 1,609,311
Growth and Income Fund               6,580,727        6,580,727        5,645,766        5,645,766       13,527,887       13,527,887
CORE Large Cap Value Fund\1\         1,743,960        1,743,960          869,263          869,263           12,245           12,245
CORE U.S. Equity Fund                9,260,137        9,921,575        4,865,259        5,212,778        5,691,415        6,647,941
CORE Large Cap Growth Fund\1\        7,277,385        8,564,308        2,640,795        3,300,994        1,658,095        2,072,619
CORE Small Cap Equity Fund\1\        1,322,879        1,322,879          689,175          689,175          730,302          769,013
CORE International Equity Fund\1\    3,942,495        3,942,495        1,938,801        1,938,801        1,810,772        1,890,475
Capital Growth Fund                 32,406,631       32,406,631       15,000,472       15,000,472       17,460,353       17,460,353
Strategic Growth Fund\1\, \2\          774,259          774,259           29,606           29,606              N/A              N/A
Growth Opportunities Fund\1\, \2\    1,102,761        1,102,761           23,911           23,911              N/A              N/A
Mid Cap Value Fund                   1,673,380        1,673,380        1,332,432        1,332,432        2,953,154        2,953,154
Small Cap Value Fund                 2,219,510        2,219,510        1,733,424        1,733,424        4,417,249        4,417,249
Large Cap Value\1\, \3\                 87,323           87,323              N/A              N/A              N/A              N/A
International Equity Fund           15,633,003       15,633,003        6,475,659        6,475,659        9,243,090        9,814,989
European Equity Fund\1\              1,253,575        1,253,575          451,498          451,498          171,505          171,505
Japanese Equity Fund\1\                979,938          979,938          226,009          226,009          118,094          122,901
International Growth
   Opportunities Fund\1\             3,541,196        3,541,196          598,694          598,694          280,977          287,765

                                           Fiscal year ended
                                              January 31,
                                                 1998
                                     ============================
                                     With Fee         Without Fee
                                     Limitations      Limitations
                                     ===========      ===========

Balanced Fund                        $   870,444      $   870,844
Growth and Income Fund                 7,740,380        7,740,380
CORE Large Cap Value Fund\1\                 N/A              N/A
CORE U.S. Equity Fund                  3,087,383        3,924,639
CORE Large Cap Growth Fund\1\            182,628          228,283
CORE Small Cap Equity Fund\1\             65,418           74,140
CORE International Equity Fund\1\         51,031           57,835
Capital Growth Fund                   10,913,224       10,913,224
Strategic Growth Fund\1\, \2\                N/A              N/A
Growth Opportunities Fund\1\, \2\            N/A              N/A
Mid Cap Value Fund                     1,653,946        1,653,946
Small Cap Value Fund                   3,206,411        3,206,411
Large Cap Value\1\, \3\                      N/A              N/A
International Equity Fund              6,772,826        7,525,362
European Equity Fund\1\                      N/A              N/A
Japanese Equity Fund\1\                      N/A              N/A
International Growth
   Opportunities Fund\1\                     N/A              N/A

                                      B-73

                                        Fiscal year ended                Fiscal period ended               Fiscal year ended
                                            August 31,                        August 31,                       January 31,
                                               2000                              1999                              1999
                                   ============================      ============================      ============================
                                   With Fee         Without Fee      With Fee         Without Fee      With Fee         Without Fee
                                   Limitations      Limitations      Limitations      Limitations      Limitations      Limitations
                                   ===========      ===========      ===========      ===========      ===========      ===========

Emerging Markets Equity Fund\1\      2,576,018        2,576,018        1,148,664        1,148,664        1,454,673        1,519,721
Asia Growth Fund                     1,168,382        1,168,382          501,770          501,770          736,821          808,815
Research Select Fund\4\                623,564          623,564              N/A              N/A              N/A              N/A

                                           Fiscal year ended
                                              January 31,
                                                 1998
                                     ============================
                                     With Fee         Without Fee
                                     Limitations      Limitations
                                     ===========      ===========

Emerging Markets Equity Fund\1\           31,937           34,840
Asia Growth Fund                       1,874,193        2,179,299
Research Select Fund\4\                      N/A              N/A

----------------------------------
1  The CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE
   International Equity, Strategic Growth, Growth Opportunities, Large Cap
   Value, European Equity, Japanese Equity, International Growth Opportunities
   and Emerging Markets Equity Funds commenced operations on December 31, 1998,
   May 1, 1997, August 15, 1997, August 15, 1997, May 24, 1999, May 24, 1999,
   December 15, 1999, October 1, 1998, May 1, 1998, May 1, 1998 and December 15,
   1997, respectively.
2  During the fiscal years ended January 31, 1999 and January 31, 1998, no
   Shares of the Strategic Growth, Growth Opportunities or Large Cap Value Funds
   had been offered.
3  During the fiscal period ended August 31, 1999 and the fiscal years ended
   January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.
4  The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31,
   1999 and January 31, 1998 no Shares of the Fund had been offered.

                                      B-74

       Under its Management Agreement, each Investment Adviser also: (i)
supervises all non-advisory operations of each Fund that it advises; (ii)
provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each
Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the
SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

       Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed
by Goldman Sachs. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

       Goldman Sachs and its affiliates, including, without limitation, the
Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the
Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment
Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

       From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

       In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the
Funds in accordance with such analysis and models. In

                                      B-75

addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment
Advisers in managing the Funds.

       The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that
Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

       The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

       An investment policy committee which may include partners of Goldman
Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund.
In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with
Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

       In addition, certain principals and certain of the employees of the
Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

       Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman
Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by
Goldman

                                      B-76

Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman
Sachs and its affiliates on an arms-length basis.

       Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

       From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the
Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio.

       It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time,
Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

       Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts"
arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by
Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.
Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers")
to solicit subscriptions for Class A, Class B and Class C shares of the Funds.
Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares
(and in certain cases, Class A Shares), of such Fund shares.

                                      B-77

       Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                         Fiscal year ended    Fiscal period ended     Fiscal year ended      Fiscal year ended
                                             August 31,             August 31,            January 31,            January 31,
                                                2000                   1999                  1999                   1998
                                         =================    ===================     =================      =================

Balanced Fund\1\                            $   22,000             $   45,772             $  328,147             $  387,000
Growth and Income Fund\1\                      102,000                161,907              1,625,895              2,405,000
CORE Large Cap Value Fund\2\                    81,000                 47,033                  1,035                    N/A
CORE U.S. Equity Fund\1\                       258,000                247,772                516,723                566,000
CORE Large Cap Growth Fund\3\                  334,000                209,999                360,931                129,000
CORE Small Cap Equity Fund\4\                   59,000                 25,650                120,911                 49,000
CORE International Equity Fund\4\               54,000                 20,943                 93,771                 24,000
Capital Growth Fund\1\                       1,947,000                964,994              1,625,245                743,000
Strategic Growth Fund\5\                       674,000                 67,647                    N/A                    N/A
Growth Opportunities Fund\5\                 1,218,000                 88,874                    N/A                    N/A
Mid Cap Value Fund\4\                           58,000                 24,203                403,632                704,000
Small Cap Value Fund\1\                         49,000                 58,547                595,864                662,000
Large Cap Value Fund\6\                         46,000                    N/A                    N/A                    N/A
International Equity Fund\1\                 2,891,000                818,240              1,226,623              1,091,000
European Equity Fund\7\                        579,000                217,889                433,970                    N/A
Japanese Equity Fund\7\                        497,000                 13,174                  5,020                    N/A
International Growth
   Opportunities Fund\7\                     2,168,000                301,000                267,136                    N/A
Emerging Markets Equity Fund\8\                149,000                 67,356                495,353                107,000
Asia Growth Fund\1\                             92,000                106,223                133,988                414,000
Research Select Fund\9\                        951,000                    N/A                    N/A                    N/A

--------------------------------------------------------------------------------
1 Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity,
Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had
not sold Class C Shares.

                                      B-78

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997 May 1, 1997 and August 15, 1997, the CORE Large Cap
Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International
Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on
May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31,
1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity,
Japanese Equity and International Growth Opportunities Funds had not sold Class
A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold
Class A, Class B or Class C Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

                                      B-79

      **2 Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the
Trust's transfer agent. Under its transfer agency agreement with the Trust,
Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C
Shares.

      **3 As compensation for the services rendered to the Trust by Goldman
Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal year ended August
31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended
January 31, 1999 and January 31, 1998 from each Fund then in existence as follows under the fee schedules then in effect:

                                         Class A, B and C      Class A, B and C              Class A, B and C
                                        fiscal year ended    fiscal period ended            fiscal year ended
                                            August 31,             August 31,                   January 31,
                                               2000                  1999                1999               1998
                                               ----                  ----                ----               ----

Balanced Fund/1/                            $  376,307            $  265,040          $  415,314         $  240,869
Growth and Income Fund/1/                    1,712,159             1,472,797           2,847,724          1,545,495
CORE Large Cap Value Fund/2/                   220,203                79,434                 478                N/A
CORE U.S. Equity Fund/1/                     1,822,544               937,880           1,026,711            483,534
CORE Large Cap Growth Fund/3/                1,537,502               507,346             297,884            107,944
CORE Small Cap Equity Fund/4/                  145,253                85,644             169,333             62,625
CORE International Equity Fund/4/              294,670               135,685             107,285             36,474
Capital Growth Fund/1/                       5,422,979             2,686,091           2,429,326            992,678
Strategic Growth Fund/5/                       120,349                 2,712                 N/A                N/A
Growth Opportunities Fund/5/                   181,112                 1,830                 N/A                N/A
MidCap Value Fund/4/                           131,918               120,585             227,387            142,558
Small Cap Value Fund/1/                        376,069               308,496             686,997            595,479
Large Cap Value Fund/6/                          6,667                   N/A                 N/A                N/A
International Equity Fund/1/                 2,468,219             1,081,759           1,276,567            860,719
European Equity/7/                             223,685                74,587              25,506                N/A
Japanese Equity Fund/7/                        129,762                25,658              23,737                N/A
International Growth
   Opportunities Fund/7/                       342,784                44,408              39,575                N/A
Emerging Markets Equity Fund/8/                151,186                68,673             131,048              1,907
Asia Growth Fund/1/                            201,343                87,224             260,032            370,233
Research Select Fund/9/                        116,520                   N/A                 N/A                N/A

----------------------------------

                                      B-80

/1/ Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity,
Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had
not sold Class C Shares.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, the CORE Large Cap
Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity, CORE International
Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on
May 24, 1999.

/6/ The Large Cap Value Fund commenced operation on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31,
1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity,
Japanese Equity and International Growth Opportunities Funds had not sold Class
A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class
A, Class B or Class C Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

                                      B-81

                                                         Institutional Shares
                                      Fiscal year    Fiscal period     Fiscal year    Fiscal year
                                         ended           ended            ended          Ended
                                       August 31,      August 31,      January 31,    January 31,
                                          2000            1999            1999           1998
                                      ===========    =============     ===========    ===========

Balanced Fund\1\                       $    991        $  1,303        $ 10,146        $    N/A
Growth and Income Fund                   12,023           9,957          65,822           2,593
CORE Large Cap Value Fund\2\             69,901          41,227             716             N/A
CORE U.S. Equity Fund                   140,635          77,800          47,585               0
CORE Large Cap Growth Fund\3\           131,854          68,733          95,848              49
CORE Small Cap Equity Fund\4\            31,648          14,387          99,495               0
CORE International Equity Fund\4\       123,484          62,671         181,201               0
Capital Growth Fund\1\                  150,692          33,191           7,002             683
Strategic Growth Fund\5\                  5,633             613             N/A             N/A
Growth Opportunities Fund\5\              5,931             571             N/A             N/A
Mid Cap Value Fund\4\                    61,403          45,624         189,538          74,315
Small Cap Value Fund\1\                   9,587           4,353           6,745           2,674
Large Cap Value Fund\6\                   3,253             N/A             N/A             N/A
International Equity Fund               104,063          30,437          15,221               0
European Equity                           3,050           2,357           1,490             N/A

                                                              Service Shares
                                      Fiscal year    Fiscal period      Fiscal year     Fiscal year
                                         ended           ended            ended            ended
                                       August 31,      August 31,       January 31,     January 31,
                                          2000            1999             1999            1998
                                      ===========    =============      ===========     ===========

Balanced Fund\1\                       $      6        $     36       $    246        $    N/A
Growth and Income Fund                    3,563           2,595          4,575           5,033
CORE Large Cap Value Fund\2\                  5               1              0             N/A
CORE U.S. Equity Fund                     4,822           2,767          1,735               0
CORE Large Cap Growth Fund\3\             1,224             511            490              21
CORE Small Cap Equity Fund\4\                28              14             31               0
CORE International Equity Fund\4\             9               2              8               0
Capital Growth Fund\1\                    3,894           1,335            612               0
Strategic Growth Fund\5\                      1               1            N/A             N/A
Growth Opportunities Fund\5\                 53               1            N/A             N/A
Mid Cap Value Fund\4\                        72              53             60               1
Small Cap Value Fund\4\                      21             3 8             47               0
Large Cap Value Fund\6\                       0             N/A            N/A             N/A
International Equity Fund                 1,632             851            596               0
European Equity                               1               1              0             N/A

                                      B-82

                                                          Institutional Shares
                                      Fiscal year    Fiscal period     Fiscal year    Fiscal year
                                         ended           ended            ended          Ended
                                       August 31,      August 31,      January 31,    January 31,
                                          2000            1999            1999           1998
                                      ===========    =============     ===========    ===========

Japanese Equity Fund                     11,878           3,738          33,786             N/A
International Growth
   Opportunities Fund                    45,874          10,606          40,115             N/A
Emerging Markets Equity Fund\7\          54,038          23,830          32,313             617

                                                              Service Shares
                                      Fiscal year    Fiscal period      Fiscal year     Fiscal year
                                         ended           ended            ended            ended
                                       August 31,      August 31,       January 31,     January 31,
                                          2000            1999             1999            1998
                                      ===========    =============      ===========     ===========

Japanese Equity Fund                          0                1               5             N/A
International Growth
   Opportunities Fund                         1                1               4             N/A
Emerging Markets Equity Fund\7\               1                1              44               0

                                      B-83

                                                          Institutional Shares
                                      Fiscal year    Fiscal period     Fiscal year    Fiscal year
                                         ended           ended            ended          Ended
                                       August 31,      August 31,      January 31,    January 31,
                                          2000            1999            1999           1998
                                      ===========    =============     ===========    ===========

Asia Growth Fund/1/                       4,347           1,708             406               0
Research Select Fund/8/                     411             N/A             N/A             N/A

                                                              Service Shares
                                    Fiscal year      Fiscal period      Fiscal year     Fiscal year
                                       ended             ended            ended            ended
                                     August 31,        August 31,       January 31,     January 31,
                                        2000              1999             1999            1998
                                    ===========      ============      ===========     ===========

Asia Growth Fund/1/                     N/A                N/A             N/A             N/A
Research Select Fund/8/                   1                N/A             N/A             N/A

--------------------------------------------------------------------------------

/1/ Prior to August 15, 1997, the Balanced Fund had not sold Institutional
Shares or Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; and Asia
Growth Fund had not sold Service Shares as of August 31, 2000.

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, the CORE Large Cap Growth Fund had not sold
Institutional or Service Shares.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity and the CORE
International Equity Funds had not sold Institutional or Service Shares. The Mid
Cap Value Fund had not sold Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on
May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31,
1999 and January 31, 1998, no Shares of the Fund had been offered.

/7/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold
Institutional or Service Shares.

/8/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

                                      B-84

       The Trust's distribution and transfer agency agreements each provide that
Goldman Sachs may render similar services to others so long as the services
Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

       The Trust, on behalf of each Fund, is responsible for the payment of each
Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees paid to institutions that have agreed to provide account administration and personal account maintenance services to their customers who are the beneficial owners of Service Shares
("Service Organizations"), the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM,
GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a
Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any service plan or distribution and service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

       The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

                                      B-85

       The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management fees, distribution and service fees, transfer agency fees, service share fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the following
Funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                  Other
                                                                  Expenses
                                                                  --------
       Balanced Fund                                              0.06%
       Growth and Income Fund                                     0.05%
       CORE Large Cap Value Fund                                  0.06%
       CORE U.S. Equity Fund                                      0.00%
       CORE Large Cap Growth Fund                                 0.02%
       CORE Small Cap Equity Fund                                 0.04%
       CORE International Equity Fund                             0.12%
       Capital Growth Fund                                        0.00%
       Strategic Growth Fund                                      0.00%
       Growth Opportunities Fund                                  0.11%
       Mid Cap Value Fund                                         0.10%
       Small Cap Value Fund                                       0.06%
       Large Cap Value Fund                                       0.06%
       International Equity Fund                                  0.10%
       European Equity Fund                                       0.10%
       Japanese Equity Fund                                       0.11%
       International Growth Opportunities Fund                    0.16%
       Emerging Markets Equity Fund                               0.35%
       Asia Growth Fund                                           0.16%
       Research Select Fund                                       0.06%

       Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

       Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by a Fund's
Custodian.

                                      B-86

                                  REIMBURSEMENT

       For the fiscal year ended August 31, 2000, the fiscal period ended August
31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                      Fiscal year ended     Fiscal period ended     Fiscal year ended       Fiscal year ended
                                          August 31,             August 31,             January 31,             January 31,
                                             2000                   1999                   1999                   1998
                                             ====                   ====                   ====                   ====

Balanced Fund/1/                         $  341,990             $  307,789             $  481,945             $  420,659
Growth and Income Fund/1/                         0                599,598              1,033,046                      0
CORE Large Cap Value Fund/2/                308,324                239,291                137,173                    N/A
CORE U.S. Equity Fund/1/                    500,448                340,568                534,447                 63,253
CORE Large Cap Growth Fund/3/               429,700                323,807                483,322                332,713
CORE Small Cap Equity Fund/4/               336,461                275,311                415,298                202,498
CORE International Equity Fund/4/           431,231                223,253                806,303                206,055
Capital Growth Fund/1/                      809,733                457,262                933,189                      0
Strategic Growth Fund/5/                    140,479                303,839                    N/A                    N/A
Growth Opportunities Fund/5/                 90,220                303,862                    N/A                    N/A
Mid Cap Value Fund/4/                       115,815                134,639                459,373                264,378
Small Cap Value Fund/1/                     145,110                191,783                556,422                      0
Large Cap Value Fund/6/                     239,059                    N/A                    N/A                    N/A
International Equity Fund/1/                793,656                311,046              1,803,009                      0
European Equity Fund/7/                     401,453                227,469                190,277                    N/A
Japanese Equity Fund/7/                     352,950                208,419                263,545                    N/A
International Growth Opportunities
   Fund/7/                                  500,956                183,234                361,922                    N/A
Emerging Markets Equity Fund/8/             386,666                355,841                696,214                112,725
Asia Growth Fund/1/                         522,149                211,592                519,489                125,828
Research Select Fund/9/                     343,483                    N/A                    N/A                    N/A

--------------------------------

/1/ Prior to August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity,
Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had
not sold Class C Shares. Prior to August 15, 1997, Balanced Fund had not sold
Institutional Shares or Service Shares; prior to August 15, 1997 neither Capital
Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares.
As of August 31, 2000, Asia Growth Fund had not sold Service Shares.

                                      B-87

/2/ The CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1, 1997 and May 1,
1997 the CORE Large Cap Growth Fund had not sold Class A, Class B, Class C,
Institutional or Service Shares, respectively.

/4/ Prior to August 15, 1997, the CORE Small Cap Equity and CORE International
Equity Funds had not sold Class A, Class B, Class C, Institutional or Service
Shares. The Mid Cap Value Fund had not sold Class A, Class B or Class C Shares prior to August 15, 1997 or Service Shares prior to July 18, 1997.

/5/ The Strategic Growth and Growth Opportunities Funds commenced operations on
May 24, 1999.

/6/ The Large Cap Value Fund commenced operations on December 15, 1999. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31,
1999 and January 31, 1998, no Shares of the Fund had been offered.
/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity,
Japanese Equity and International Growth Opportunities Funds had not sold Class
A, Class B, Class C, Institutional or Service Shares

/8/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold
Class A, Class B, Class C, Institutional or Service Shares.

/9/ The Research Select Fund commenced operations on June 19, 2000. During the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998, no Shares of the Fund had been offered.

Custodian and Sub-Custodians
============================

       State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the
custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
==============================

       PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110,
currently serve as the independent auditors of the Funds for the fiscal year ending August 31, 2001. In addition to audit services, PricewaterhouseCoopers
LLP prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Funds for the fiscal years or periods ended on or before August 31, 1999, and the data set forth under "Financial Highlights" in the Prospectuses for the fiscal years or periods ended on or before August 31,
1999, were audited by Arthur Andersen LLP, the Funds' former auditors.

                                      B-88

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman
Sachs.

       In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       In placing orders for portfolio securities of a Fund, the Investment
Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment
Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange
Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the
Investment Advisers in connection with all of their investment activities, and some of such services obtained in

                                      B-89

connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

       In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

       On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers
(including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment
Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

       Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

       Subject to the above considerations, the Investment Advisers may use
Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

                                      B-90

For the fiscal year ended August 31, 2000, the fiscal period ended August 31,
1999 and the fiscal years ended January 31, 1999 and January 31, 1998, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                                                           Total                 Total                 Brokerage
                                                                         Brokerage              Amount of             Commissions
                                                        Total           Commissions            Transaction                Paid
                                                      Brokerage          Paid to                on which               to Brokers
                                                     Commissions        Affiliated             Commissions              Providing
                                                        Paid             Persons                  Paid                  Research

Fiscal Year Ended August 31, 2000:

Balanced Fund                                        $  225,078       $ 22,382(10%)/1/     $   278,759,419(2%)/2/      $ 53,129
Growth and Income Fund                                2,548,828         92,167(4%)/1/        1,928,628,857[3%)/2/       539,897
CORE Large Cap Value Fund                               220,521          2,313(1%)/1/          367,495,734(0%)/2/           N/A
CORE U.S. Equity Fund                                   274,610          4,745(2%)/1/        1,165,434,658(0%)/2/           N/A
CORE Large Cap Growth Fund                              650,616         10,080(2%)/1/        1,437,599,713[2%)/2/           N/A
CORE Small Cap Equity Fund                              346,418          3,005(1%)/1/          408,582,900(0%)/2/           N/A
CORE International Equity Fund                          783,519              0(0%)/1/          863,663,682[0%)/2/           N/A
Capital Growth Fund                                   2,174,111        111,902(5%)/1/        2,389,191,388[5%)/2/        93,525
Strategic Growth Fund                                   119,428          1,320(1%)/1/          120,323,063[1%)/2/        53,386
Growth Opportunity Fund                                 454,911         19,332(4%)/1/          375,704,821[3%)/2/            90
Mid Cap Value Fund                                      990,569         13,482(1%)/1/          433,729,720[1%)/2/       122,207
Small Cap Value Fund                                  1,115,498         20,301(2%)/1/          409,760,873[1%)/2/       118,846
Large Cap Value Fund                                     56,300          1,311(2%)/1/          166,416,965[1%)/2/         9,547
International Equity Fund                             3,852,651          4,820(0%)/1/        2,600,820,566[0%]/2/       156,634
European Equity Fund                                    385,163            248(0%)/1/        1,587,512,280(0%)/2/        15,349
Japanese Equity Fund                                    223,078          8,545(4%)/1/          148,673,088(4%)/2/           N/A
International Growth Opportunities Fund               1,450,541          8,708(1%)/1/        1,430,844,194(0%)/2/             0
Emerging Markets Equity Fund                          1,397,600        109,044(8%)/1/          502,044,995[10%)/2/       27,157
Asia Growth Fund                                      1,665,389         85,293(5%)/1/          448,624,714[6%)/2/           N/A
Research Select Fund                                    288,556         19,698(3%)/1/          522,030,491(4%)/2/

------------------

1 Percentage of total commissions paid.

2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

3 Not operational.

                                      B-91

                                                                           Total                 Total
                                                                         Brokerage              Amount of
                                                        Total           Commissions            Transaction
                                                      Brokerage          Paid to                on which
                                                     Commissions        Affiliated             Commissions
                                                        Paid             Persons                  Paid
                                                        ====             =======                  ====
Fiscal Period August 31, 1999:

Balanced Fund                                        $  199,123          $ 18,798           $  137,175,861
Growth and Income Fund                                2,361,135           139,095            1,954,788,960
CORE Large Cap Value Fund                               240,567             1,839              332,291,465
CORE U.S. Equity Fund                                   481,746             5,296              731,549,511
CORE Large Cap Growth Fund                              225,700             4,909              400,102,053
CORE Small Cap Equity Fund                               83,581               693               60,482,834
CORE International Equity Fund                          601,449                 0              474,940,454
Capital Growth Fund                                   1,000,740            31,968            1,076,147,992
Strategic Growth Fund                                    23,988                 0               21,715,180
Growth Opportunities Fund                                26,193                 0               18,065,858
Mid Cap Value Fund                                      691,991            34,185              408,033,649
Small Cap Value Fund                                    626,104            33,536              311,817,920
Large Cap Value Fund/1/                                     N/A               N/A                    N/A
International Equity Fund                             1,415,066                 0            1,466,285,559
European Equity Fund                                    157,143                 0              386,316,045
Japanese Equity Fund                                     83,541             3,043              193,418,576
International Growth Opportunities Fund                 184,208                 0              156,758,635
Emerging Markets Equity Fund                            537,548            29,251              208,383,598
Asia Growth Fund                                        489,354            35,497              184,149,170
Research Select Fund/1/                                     N/A               N/A                    N/A

---------------------
1 Not operational.

                                      B-92

                                                                           Total                 Total
                                                                         Brokerage              Amount of
                                                        Total           Commissions            Transaction
                                                      Brokerage          Paid to                on which
                                                     Commissions        Affiliated             Commissions
                                                        Paid             Persons                  Paid
                                                        ====             =======                  ====
Fiscal Year Ended January 31, 1999:

Balanced Fund                                       $   278,343       $ 24,859               $  699,638,329
Growth and Income Fund                                3,210,832        315,934                4,646,698,452
CORE Large Cap Value Fund                                25,776            130                   60,101,321
CORE U.S. Equity Fund                                   339,110        250,313                1,258,046,574
CORE Large Cap Growth Fund                              230,692         50,914                  698,188,311
CORE Small Cap Equity Fund                              167,436         34,173                  211,969,412
CORE International Equity Fund                          583,909              0                  908,196,568
Capital Growth Fund                                   1,022,092              0                1,454,154,897
Strategic Growth Fund/1/                                    N/A             N/A                        N/A
Growth Opportunities Fund/1/                                N/A             N/A                        N/A
Mid Cap Value Fund                                      577,025         49,450                  649,019,064
Small Cap Value Fund                                    759,195         14,218                  716,225,444
Large Cap Value Fund/1/                                     N/A             N/A                        N/A
International Equity Fund                             1,148,992              0                1,608,739,812
European Equity Fund                                    139,120              0                   72,621,844
Japanese Equity Fund                                     33,379            437                   34,360,336
International Growth Opportunities Fund                  89,276              0                   86,891,167
Emerging Markets Equity Fund                            590,262         51,073                  472,328,927
Asia Growth Fund                                        320,855         19,653                  148,887,187
Research Select Fund/1/                                     N/A             N/A                        N/A

---------------------
/1/ not operational.

                                      B-93

                                                                           Total               Total
                                                                         Brokerage            Amount of
                                                        Total           Commissions          Transaction
                                                      Brokerage          Paid to              on which
                                                     Commissions        Affiliated           Commissions
                                                        Paid             Persons                Paid
                                                        ====             =======                ====
Fiscal Year Ended January 31, 1998:

Balanced Fund                                        $  111,054          $ 13,185          $2,731,475,157
Growth and Income Fund                                1,550,312           190,001           9,046,102,538
CORE Large Cap Value Fund/1/                                N/A               N/A                     N/A
CORE U.S. Equity Fund                                   944,895                 0           1,996,000,522
CORE Large Cap Growth Fund                               54,360               288             200,813,608
CORE Small Cap Equity Fund                               59,517                 0             159,674,227
CORE International Equity Fund                           43,120                 0             142,395,942
Capital Growth Fund                                     514,890            37,947           2,748,868,081
Strategic Growth Fund/1/                                    N/A               N/A                     N/A
Growth Opportunities Fund/1/                                N/A               N/A                     N/A
Mid Cap Value Fund                                      480,808            76,398           2,584,258,044
Small Cap Value Fund                                    646,533            82,143           5,686,763,232
Large Cap Value Fund/1/                                     N/A               N/A                     N/A
International Equity Fund                               506,607                 0           3,898,716,988
European Equity Fund                                        N/A               N/A                     N/A
Japanese Equity Fund/1/                                     N/A               N/A                     N/A
International Growth Opportunities Fund/1/                  N/A               N/A                     N/A
Emerging Markets Equity Fund                             59,999             6,230             236,915,108
Asia Growth Fund                                        814,656             2,885           2,160,632,195
Research Select Fund/1/                                     N/A               N/A                     N/A

----------------------------

/1/ Not operational.

                                      B-94

                                      B-95

During the fiscal year ended August 31, 2000, the Funds acquired and sold securities of their regular broker-dealers. As of August 31, 2000, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                      Broker/Dealer                              Amount
----                      -------------                              ------

Balanced Fund             UBS                                     $     859
                          Morgan Stanley Dean Witter                  1,514
                          Merrill Lynch                               2,121
                          Donaldson, Lufkin & Jenrette                1,073
                          JP Morgan                                     859

Growth and Income         Donaldson, Lufkin & Jenrette            $     968
  Fund                    Bear Stearns                                  291
                          JP Morgan                                   2,140
                          ABN AMRO                                      788
                          Chase Securities                              436
                          Morgan Stanley Dean Witter                126,639

CORE Large Cap Value      JP Morgan                               $   3,912
  Fund                    Lehman Brothers                             1,421
                          Merrill Lynch                               2,335
                          Morgan Stanley Dean Witter                  6,291
                          ABN AMRO                                      315
                          Bear Stearns                                  116
                          Chase Securities                              174
                          Donaldson, Lufkin & Jenrette                  388

                                      B-96

Fund                      Broker/Dealer                             Amount

CORE U.S. Equity          Morgan Stanley Dean Witter              $     726
  Fund                    ABN AMRO                                      563
                          Bear Stearns                                  208
                          Chase Securities                              311
                          Donaldson, Lufkin & Jenrette                  692

CORE Large Cap            Lehman Brothers                         $  12,224
  Growth Fund             Merrill Lynch                               9,411
                          Morgan Stanley Dean Witter                  6,295
                          Bear Stearns                                1,353
                          ABN AMRO                                    3,672
                          Chase Securities                            2,030
                          Donaldson, Lufkin & Jenrette                4,510

                                      B-97

Fund                      Broker/Dealer                              Amount

CORE Small Cap            Donaldson, Lufkin & Jenrette            $     647
  Equity Fund             Bear Stearns                                  183
                          Chase Securities                              274
                          Morgan Stanley Dean Witter                    639
                          ABN AMRO                                      496

CORE International        Prudential                              $     645
  Equity Fund             State Street Bank                           3,929

Capital Growth Fund       Donaldson, Lufkin & Jenrette            $  33,558
                          Morgan Stanley Dean Witter                 35,236

Strategic Growth          Bear Stearns                            $     150
  Fund                    Donaldson, Lufkin & Jenrette                  499
                          ABN AMRO                                      406
                          Chase Securities                              225
                          Morgan Stanley Dean Witter                    524

Growth Opportunities      ABN AMRO                                $   4,370
  Fund                    Bear Stearns                                1,610
                          Chase Securities                            2,416
                          Donaldson, Lufkin & Jenrette                5,368
                          Morgan Stanley Dean Witter                  5,636

Mid Cap Value Fund        Lehman Brothers                         $     551
                          Donaldson, Lufkin & Jenrette                2,858
                          Morgan Stanley Dean Witter                  3,000

                                      B-98

Small Cap Value           ABN AMRO                                $   2,320
  Fund                    Donaldson, Lufkin & Jenrette                  855
                          Chase Securities                            1,283
                          Bear Stearns                                2,850
                          Morgan Stanley Dean Witter                  2,992

Large Cap Value           JP Morgan                               $     192
  Fund                    Merrill Lynch                                 305
                          Morgan Stanley Dean Witter                  1,018
                          ABN AMRO                                      406
                          Bear Stearns                                  149
                          Chase Securities                              224
                          Donaldson, Lufkin & Jenrette                  498

                                      B-99

Fund                      Broker/Dealer                              Amount
----                      -------------                              ------

International             State Street                            $  65,491
  Equity Fund             UBS AG                                     15,051

European Equity           State Street Bank                       $  13,243
  Fund                    UBS AG                                      1,814

Japanese Equity           N/A                                           N/A
  Fund

International Small       State Street Bank                       $  31,658
  Cap Fund

Emerging Markets          State Street Bank                       $   1,832
  Equity Fund

Research Select Fund      Morgan Stanley Dean Witter              $     403
                          Donaldson, Lufkin & Jenrette                  384
                          JP Morgan                                     307
                          UBS Warburg LLC                               306

                                     B-100

                                     B-101

                                 NET ASSET VALUE

       Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the
New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock
Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New
Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good
Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

       Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated
Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation

                                     B-102

date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (b)
over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV,
Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment
Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the
Board of Trustees.

       The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

       Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition,
European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business
Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on
Fund operations and other relevant factors.

       The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds

                                     B-103

thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the
Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

                             PERFORMANCE INFORMATION

       Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature.
Average annual total return and yield are computed pursuant to formulas specified by the SEC.

       Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent
(semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

       Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

       Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment.
It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

       Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a
$1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

       Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and
Class C Shares reflect deduction of the applicable contingent deferred sales charge ("CDSC") imposed upon redemption of

                                     B-104

Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

       Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

       Occasionally, statistics may be used to specify Fund volatility or risk.
Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

       From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to)
Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger
Investment Companies Service, imoneynet.com Money Fund Report, Micropal,
Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors
Business Daily, The New York Times, Kiplinger's Personal Finance Magazine,
Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor,
Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund
Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the

                                     B-105

CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor
Statistics (which measures changes in the price of goods and services); (d)
Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f)
the Lehman Brothers Aggregate Bond Index or its component indices; (g) the
Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond
Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) imoneynet.com Money
Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the
Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return;
(m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) the
Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q)
the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-
Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston
Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley
World Index, the Morgan Stanley Capital International Combined Asia ex Japan
Free Index and the Morgan Stanley Capital International Emerging Markets Free
Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or
Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities
Index; (w) information produced by Micropal, Inc.; (x) The Tokyo Price Index and
(y) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures. The Goldman Sachs U.S.
Select List may also be used to compare the performance of the Research Select
Fund.
       Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

              cost associated with aging parents;

              funding a college education (including its actual and estimated cost);

              health care expenses (including actual and projected expenses);

              long-term disabilities (including the availability of, and coverage provided by, disability insurance);

                                     B-106

              retirement (including the availability of social security
              benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

              asset allocation strategies and the benefits of diversifying among asset classes;

              the benefits of international and emerging market investments;

              the effects of inflation on investing and saving;

              the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

              measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

              the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

              the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the
              characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

              the dollar and non-dollar based returns of various market indices
              (for example, Morgan Stanley World Index, Morgan Stanley Capital
              International EAFE Index, FT-Actuaries Europe & Pacific Index and
              the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

              total stock market capitalizations of specific countries and regions on a global basis;

              performance of securities markets of specific countries and regions; and

              value of a dollar amount invested in a particular market or type of security over different periods of time.

       The Trust may publish a list of the securities in the U.S. Select List from time to time and a discussion of the attributes of these securities and the list. In addition, the Trust may from time to time include rankings of Goldman,
Sachs & Co.'s research department by publications such as the Institutional
Investor and the Wall Street Journal in advertisements.

                                     B-107

       The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the
Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service
Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the
Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1,
1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses)
and the Class A performance for any periods prior to commencement of operations of a class of shares.
       The Service Shares of the Balanced, Capital Growth, Small Cap Value,
Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International
Equity Funds commenced operations on August 15, 1997, August 15, 1997, August
15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996,
respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class's inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May
24, 1991, November 11, 1991 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these
Funds relating to this period include the performance record of the applicable
Class A Shares (excluding the impact of any applicable front-end sales charge).
The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund's Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to
SEC-approved methodology.

                                     B-108

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Balanced Fund              A               10/12/94-8/31/00 - Since inception       12.43%       13.52%      11.46%         12.54%
Balanced Fund              A               9/1/95-8/31/00 - Five years              10.73%       11.99%      10.24%         11.49%
Balanced Fund              A               9/1/99-8/31/00 - One year                 5.82%       12.00%       5.62%         11.77%
Balanced Fund              B               5/1/96-8/31/00 - Since inception         10.34%       10.76%      10.11%         10.53%
Balanced Fund              B               9/1/99-8/31/00 - One year                 5.87%       11.17%       5.67%         10.94%
Balanced Fund              C               8/15/97-8/31/00 - Since inception         5.52%        5.52%       5.29%          5.29%
Balanced Fund              C               9/1/99-8/31/00 - One year                10.17%       11.23%       9.95%         11.00%
Balanced Fund              Institutional   8/15/97-8/31/00 - Since inception          N/A         6.70%        N/A           6.43%
Balanced Fund              Institutional   9/1/99-8/31/00 - One year                  N/A        12.59%        N/A          12.36%
Balanced Fund              Service         10/12/94-8/31/00 - Since inception         N/A        13.40%        N/A          12.47%
Balanced Fund              Service         9/1/95-8/31/00 - Five years                N/A        11.85%        N/A          11.41%
Balanced Fund              Service         9/1/99-8/31/00 - One year                  N/A        11.89%        N/A          11.67%

Growth and Income          A               2/5/93-8/31/00 - Since inception         12.28%       13.12%      11.85%         12.69%
Growth and Income          A               9/1/95-8/31/00 - Five years              10.71%       11.96%      10.60%         11.86%
Growth and Income          A               9/1/99-8/31/00 - One year                 0.61%        6.48%       0.61%          6.46%

                                     B-109

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Growth and Income          B               5/1/96-8/31/00 - Since inception          9.61%       10.04%       9.61%         10.04%
Growth and Income          B               9/1/99-8/31/00 - One year                 0.42%        5.70%       0.42%          5.69%
Growth and Income          C               8/15/97-8/31/00 - Since inception         0.42%        0.42%       0.42%          0.42%
Growth and Income          C               9/1/99-8/31/00 - One year                 4.61%        5.67%       4.60%          5.65%
Growth and Income          Institutional   6/3/96-8/31/00 - Since inception           N/A        11.05%        N/A          11.05%
Growth and Income          Institutional   9/1/99-8/31/00 - One year                  N/A         7.05%        N/A           7.03%
Growth and Income          Service         2/5/93-8/31/00 - Since inception           N/A        13.08%        N/A          12.71%
Growth and Income          Service         9/1/95-8/31/00 - Five years                N/A        11.89%        N/A          11.89%
Growth and Income          Service         9/1/99-8/31/00 - One year                  N/A         6.40%        N/A           6.38%

CORE Large Cap Value       A               12/31/98-8/31/00 - Since inception        2.82%        6.35%       2.32%          5.83%
CORE Large Cap Value       A               9/1/99-8/31/00 - One year                (1.04)%       4.68%       1.15%          4.55%
CORE Large Cap Value       B               12/31/98-8/31/00 - Since inception        3.16%        5.52%       2.65%          5.01%

                                     B-110

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

CORE Large Cap Value       B               9/1/99-8/31/00 - One year                (1.12)%       3.96%       1.00%          3.84%
CORE Large Cap Value       C               12/31/98-8/31/00 - Since inception        5.56%        5.56%       5.05%          5.05%
CORE Large Cap Value       C               9/1/99-8/31/00 - One year                 2.96%        3.97%       2.84%          3.85%
CORE Large Cap Value       Institutional   12/31/98-8/31/00 - Since inception*        N/A         6.75%        N/A           6.23%
CORE Large Cap Value       Institutional   9/1/99-8/31/00 - One year                  N/A         5.20%        N/A           5.07%
CORE Large Cap Value       Service         12/31/98-8/31/00 - Since inception         N/A         6.24%        N/A           5.72%
CORE Large Cap Value       Service         9/1/99-8/31/00 - One year                  N/A         4.60%        N/A           4.46%

CORE U.S. Equity           A               5/24/91-8/31/00 - Since inception        16.22%       16.92%      16.00%         16.70%
CORE U.S. Equity           A               9/1/95-8/31/00 - Five years              20.68%       22.05%      20.51%         21.88%
CORE U.S. Equity           A               9/1/99-8/31/00 - One year                12.42%       18.96%      12.29%         18.80%
CORE U.S. Equity           B               5/1/96-8/31/00 - Since inception         20.43%       20.75%      20.35%         20.67%
CORE U.S. Equity           B               9/1/99-8/31/00 - One year                12.49%       18.03%      12.35%         17.88%
CORE U.S. Equity           C               8/15/97-8/31/00 - Since inception        16.97%       16.97%      16.82%         16.82%
CORE U.S. Equity           C               9/1/99-8/31/00 - One year                16.92%       18.03%      16.77%         17.88%

                                     B-111

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

CORE U.S. Equity           Institutional   6/15/95-8/31/00 - Since inception          N/A        23.32%        N/A          23.12%
CORE U.S. Equity           Institutional   9/1/95-8/31/00 - Five years                N/A        22.71%        N/A          22.52%
CORE U.S. Equity           Institutional   9/1/99-8/31/00 - One year                  N/A        19.41%        N/A          19.25%
CORE U.S. Equity           Service         5/24/91-8/31/00 - Since inception          N/A        16.94%        N/A          16.68%
CORE U.S. Equity           Service         9/1/94-8/31/00 - Five years                N/A        22.08%        N/A          21.84%
CORE U.S. Equity           Service         9/1/99-8/31/00 - One year                  N/A        18.83%        N/A          18.67%

CORE Large Cap Growth      A               11/11/91-8/31/00 - Since inception       22.23%       23.04%      21.97%         22.78%
CORE Large Cap Growth      A               9/1/95-8/31/00 - Five years              26.98%       28.48%      26.50%         27.99%
CORE Large Cap Growth      A               9/1/99-8/31/00 - One year                26.38%       33.73%      26.09%         33.41%
CORE Large Cap Growth      B               5/1/97-8/31/00 - Since inception         27.80%       28.32%      27.20%         27.72%
CORE Large Cap Growth      B               9/1/99-8/31/00 - One year                27.76%       32.78%      27.45%         32.46%
CORE Large Cap Growth      C               8/15/97-8/31/00 - Since inception        24.49%       24.49%      24.13%         24.13%

                                     B-112

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

CORE Large Cap Growth      C               9/1/99-8/31/00 - One year                31.84%       32.84%      31.52%         32.52%
CORE Large Cap Growth      Institutional   11/11/91-8/31/00 - Since inception         N/A        23.19%        N/A          22.88%
CORE Large Cap Growth      Institutional   9/1/95-8/31/00 - Five years                N/A        28.75%        N/A          28.17%
CORE Large Cap Growth      Institutional   9/1/99-8/31/00 - One year                  N/A        34.34%        N/A          34.01%
CORE Large Cap Growth      Service         11/11/91-8/31/00 - Since inception         N/A        22.98%        N/A          22.80%
CORE Large Cap Growth      Service         9/1/95-8/31/00 - Five years                N/A        28.35%        N/A          28.02%
CORE Large Cap Growth      Service         9/1/99-8/31/00 - One year                  N/A        33.64%        N/A          33.31%

CORE Small Cap Equity      A               8/15/97-8/31/00 - Since inception         6.90%        8.90%       6.08%          8.06%
CORE Small Cap Equity      A               9/1/99-8/31/00 - One year                19.11%       26.10%      18.80%         25.75%
CORE Small Cap Equity      B               8/15/97-8/31/00 - Since inception         7.27%        8.11%       6.51%          7.35%
CORE Small Cap Equity      B               9/1/99-8/31/00 - One year                20.17%       25.17%      19.84%         24.83%
CORE Small Cap Equity      C               8/15/97-8/31/00 - Since inception         8.20%        8.20%       7.44%          7.44%
CORE Small Cap Equity      C               9/1/99-8/31/00 - One year                24.35%       25.35%      24.00%         25.00%

                                     B-113

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

CORE Small Cap Equity      Institutional   8/15/97-8/31/00 - Since inception          N/A         9.34%        N/A           8.57%
CORE Small Cap Equity      Institutional   9/1/99-8/31/00 - One Year                  N/A        26.60%        N/A          26.25%
CORE Small Cap Equity      Service         8/15/97-8/31/00 - Since inception          N/A         8.81%        N/A           8.01%
CORE Small Cap Equity      Service         9/1/99-8/31/00 - One year                  N/A        25.45%        N/A          25.58%

CORE International Equity  A               8/15/97-8/31/00 - Since inception         3.22%        5.15%       2.51%          4.43%
CORE International Equity  A               9/1/99-8/31/00 - One year                 1.07%        6.92%       0.98%          6.81%

                                     B-114

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

CORE International Equity  B               8/15/97-8/31/00 - Since inception         3.76%        4.68%       3.10%          4.02%
CORE International Equity  B               9/1/99-8/31/00 - One year                 1.23%        6.36%       1.14%          6.25%
CORE International Equity  C               8/15/97-8/31/00 - Since inception         4.71%        4.71%       4.05%          4.05%
CORE International Equity  C               9/1/99-8/31/00 - One year                 5.32%        6.34%       5.21%          6.23%
CORE International Equity  Institutional   8/15/97-8/31/00 - Since inception          N/A         5.85%        N/A           5.18%
CORE International Equity  Institutional   9/1/99-8/31/00 - One year                  N/A         7.62%        N/A           7.51%
CORE International Equity  Service         8/15/97-8/31/00 - Since inception          N/A         5.34%        N/A           4.65%
CORE International Equity  Service         9/1/99-8/31/00 - One year                  N/A         7.05%        N/A           6.94%

Capital Growth             A               4/20/90-8/31/00 - Since inception        19.02%       19.67%      18.77%         19.42%
Capital Growth             A               9/1/90-8/31/00 - Ten years               20.22%       20.91%      19.98%         20.67%
Capital Growth             A               9/1/95-8/31/00 - Five years              23.06%       24.47%      22.92%         24.32%

                                     B-115

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Capital Growth             A               9/1/99-8/31/00 - One year                18.80%       25.70%      18.71%         25.59%
Capital Growth             B               5/1/96-8/31/00 - Since inception         24.84%       25.16%      24.91%         25.23%
Capital Growth             B               9/1/99-8/31/00 - One year                19.32%       24.75%      19.23%         24.64%
Capital Growth             C               8/15/97-8/31/00 - Since inception        22.91%       22.91%      22.87%         22.87%
Capital Growth             C               9/1/99-8/31/99 - One year                23.66%       24.75%      23.56%         24.64%
Capital Growth             Institutional   8/15/97-8/31/00 - Since inception          N/A        24.25%        N/A          24.22%
Capital Growth             Institutional   9/1/99-8/31/00 - One year                  N/A        26.18%        N/A          26.07%
Capital Growth             Service         4/20/90-8/31/00 - Since inception          N/A        19.64%        N/A          19.40%
Capital Growth             Service         9/1/90-8/31/00 - Ten years                 N/A        20.87%        N/A          20.65%
Capital Growth             Service         9/1/95-8/31/00 - Five years                N/A        24.39%        N/A          24.28%
Capital Growth             Service         9/1/99-8/31/00 - One year                  N/A        25.53%        N/A          25.43%

Strategic Growth           A               5/24/99-8/31/00 - Since inception        14.10%       19.25%      11.44%         16.48%
Strategic Growth           A               9/1/99-8/31/00 - One year                17.56%       24.46%      17.30%         24.16%
Strategic Growth           B               5/24/99-8/31/00 - Since inception        15.35%       18.35%      12.60%         15.60%
Strategic Growth           B               9/1/99-8/31/00 - One year                18.51%       23.51%      18.23%         23.21%
Strategic Growth           C               5/24/99-8/31/00 - Since inception        18.50%       18.50%      15.75%         15.75%
Strategic Growth           C               9/1/99-8/31/00 - One year                22.58%       23.58%      22.28%         23.28%

                                     B-116

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Strategic Growth           Institutional   5/24/99-8/31/00 - Since inception          N/A        19.71%        N/A          16.93%
Strategic Growth           Institutional   9/1/99-8/31/00 - One Year                  N/A        24.93%        N/A          24.64%
Strategic Growth           Service         5/24/99-8/31/00 - Since inception          N/A        19.25%        N/A          16.47%
Strategic Growth           Service         9/1/99-8/31/00 - One year                  N/A        24.45%        N/A          24.14%

Growth Opportunities       A               5/24/99-8/31/00 - Since inception        63.56%       70.94%      58.96%         66.16%
Growth Opportunities       A               9/1/99-8/31/00 - One year                84.96%       95.73%      84.41%         95.13%
Growth Opportunities       B               5/24/99-8/31/00 - Since inception        67.84%       70.59%      63.09%         65.84%
Growth Opportunities       B               9/1/99-8/31/00 - One year                89.18%       94.27%      88.60%         93.67%
Growth Opportunities       C               5/24/99-8/31/00 - Since inception        69.66%       69.66%      64.91%         64.91%
Growth Opportunities       C               9/1/99-8/31/00 - One year                93.42%       94.43%      92.82%         93.83%
Growth Opportunities       Institutional   5/24/99-8/31/00 - Since inception          N/A        71.58%        N/A          66.78%
Growth Opportunities       Institutional   9/1/99-8/31/00 - One year                  N/A        96.67%        N/A          96.05%
Growth Opportunities       Service         5/24/99-8/31/00 - Since inception          N/A        70.58%        N/A          65.80%
Growth Opportunities       Service         9/1/99-8/31/00 - One year                  N/A        95.41%        N/A          94.78%

Mid Cap Value              A               8/15/97-8/31/00 - Since inception         1.19%        3.09%       1.12%          3.02%

                                     B-117

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Mid Cap Value              A               9/1/99-8/31/00 - One year                 2.73%        8.70%       2.68%          8.63%
Mid Cap Value              B               8/15/97-8/31/00 - Since inception         1.40%        2.42%       1.02%          2.34%
Mid Cap Value              B               9/1/99-8/31/00 - One year                 3.01%        8.01%       2.95%          7.94%
Mid Cap Value              C               8/15/97-8/31/00 - Since inception         2.41%        2.41%       2.34%          2.34%
Mid Cap Value              C               9/1/99-8/31/00 - One year                 6.84%        7.84%       6.77%          7.77%
Mid Cap Value              Institutional   8/1/95-8/31/00 - Since inception           N/A        13.26%        N/A          13.17%
Mid Cap Value              Institutional   9/1/95-8/31/00 - Five years                N/A        13.18%        N/A          13.09%
Mid Cap Value              Institutional   9/1/99-8/31/00 - One year                  N/A         9.08%        N/A           9.01%
Mid Cap Value              Service         7/18/97-8/31/00 - Since inception          N/A         3.84%        N/A           3.76%
Mid Cap Value              Service         9/1/99-8/31/00 - One year                  N/A         8.48%        N/A           8.41%

Small Cap Value            A               10/22/92-8/31/00 - Since inception       10.11%       10.91%       9.88%         10.68%
Small Cap Value            A               9/1/95-8/31/00 - Five years               8.00%        9.23%       7.84%          9.07%
Small Cap Value            A               9/1/99-8/31/00 - One year                10.79%       17.22%      10.68%         17.09%
Small Cap Value            B               5/1/96-8/31/00 - Since inception          6.52%        6.98%       6.49%          6.95%
Small Cap Value            B               9/1/99-8/31/00 - One year                11.24%       16.24%      11.13%         16.12%
Small Cap Value            C               8/15/97-8/31/00 - Since inception         2.32%        2.32%       2.27%          2.27%
Small Cap Value            C               9/1/99-8/31/00 - One year                15.34%       16.34%      15.22%         16.22%
Small Cap Value            Institutional   8/15/97-8/31/00 - Since inception          N/A         3.46%        N/A           3.40%
Small Cap Value            Institutional   9/1/99-8/31/00 - One year                  N/A        17.64%        N/A          17.52%

                                     B-118

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Small Cap Value            Service         10/22/92-8/31/00 - Since inception         N/A        10.86%        N/A          10.68%
Small Cap Value            Service         9/1/95-8/31/00 - Five years                N/A         9.15%        N/A           9.08%
Small Cap Value            Service         9/1/99-8/31/00 - One year                  N/A        17.05%        N/A          16.93%

Large Cap Value            A               12/15/99-8/31/00 - Since inception*      (1.80)%       3.90%      (3.21)%         2.41%
Large Cap Value            B               12/15/99-8/31/00 - Since inception*      (1.70)%       3.30%      (3.18)%         1.82%
Large Cap Value            C               12/15/99-8/31/00 - Since inception*       2.20%        3.20%       0.72%          1.72%
Large Cap Value            Institutional   12/15/99-8/31/00 - Since inception*        N/A         4.00%        N/A           2.50%
Large Cap Value            Service         12/15/99-8/31/00 - Since inception*        N/A         3.80%        N/A           2.27%

International Equity       A               12/1/92-8/31/00 - Since inception        11.33%       12.14%      11.18%         11.99%
International Equity       A               9/1/95-8/31/00 - Five years              13.08%       14.38%      13.00%         14.29%
International Equity       A               9/1/99-8/31/00 - One year                 8.36%       14.68%       8.28%         14.59%
International Equity       B               5/1/96-8/31/00 - Since inception         10.68%       11.10%      10.69%         11.11%
International Equity       B               9/1/99-8/31/00 - One year                 8.59%       14.20%       8.52%         14.11%
International Equity       C               8/15/97-8/31/00 - Since inception         9.18%        9.18%       9.11%          9.11%
International Equity       C               9/1/99-8/31/00 - One year                13.16%       14.28%      13.07%         14.19%

                                     B-119

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

International Equity       Institutional   2/7/96-8/31/00 - Since inception           N/A        13.73%        N/A          13.64%
International Equity       Institutional   9/1/99-8/31/00 - One year                  N/A        15.45%        N/A          15.35%
International Equity       Service         12/1/92-8/31/00 - Since inception          N/A        12.23%        N/A          12.09%
International Equity       Service         9/1/95-8/31/00 - Five years                N/A        14.52%        N/A          14.44%
International Equity       Service         9/1/99-8/31/00 - One year                  N/A        15.00%        N/A          14.90%

                                     B-120

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

European Equity            A               10/1/98-8/31/00 - Since inception        18.15%       21.67%      17.54%          21.05%
European Equity            A               9/1/99-8/31/00 - One year                17.25%       24.04%      16.77%          23.51%
European Equity            B               10/1/98-8/31/00 - Since inception        19.23%       21.09%      18.61%          20.47%
European Equity            B               9/1/99-8/31/00 - One year                18.05%       23.32%      17.55%          22.80%
European Equity            C               10/1/98-8/31/00 - Since inception        21.22%       21.22%      20.60%          20.60%
European Equity            C               9/1/99-8/31/00 - One year                22.42%       23.48%      21.91%          22.96%
European Equity            Institutional   10/1/98-8/31/00 - Since inception          N/A        22.46%        N/A           21.84%
European Equity            Institutional   9/1/99-8/31/00 - One year                  N/A        24.85%        N/A           24.32%
European Equity            Service         10/1/98-8/31/00 - Since inception          N/A        21.84%        N/A           21.17%
European Equity            Service         9/1/99-8/31/00 - One year                  N/A        24.28%        N/A           23.74%

Japanese Equity Fund       A               5/1/98-8/31/00 - Since inception         24.35%       27.38%      22.86%          25.86%
Japanese Equity Fund       A               9/1/99-8/31/00 - One year                 2.48%        8.47%       2.08%           8.04%
Japanese Equity Fund       B               5/1/98-8/31/00 - Since inception         25.82%       26.87%      24.30%          25.35%
Japanese Equity Fund       B               9/1/99-8/31/00 - One year                 2.71%        8.12%       2.29%           7.68%
Japanese Equity Fund       C               5/1/98-8/31/00 - Since inception         26.80%       26.80%      25.28%          25.28%

                                     B-121

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Japanese Equity Fund       C               9/1/99-8/31/00 - One year                 6.74%        7.82%       6.31%           7.39%
Japanese Equity Fund       Institutional   5/1/98-8/31/00 - Since inception           N/A        28.15%        N/A           26.63%
Japanese Equity Fund       Institutional   9/1/99-8/31/00 - One year                  N/A         9.14%        N/A            8.70%
Japanese Equity Fund       Service         5/1/98-8/31/00 - Since inception           N/A        27.42%        N/A           25.88%
Japanese Equity Fund       Service         9/1/99-8/31/00 - One year                  N/A         8.65%        N/A            8.20%

InternationalGrowth        A               5/1/98-8/31/00 - Since inception         21.59%       24.56%      20.77%          23.72%
Oppertunities

                                     B-122

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

InternationalGrowth        A               9/1/99-8/31/00 - One year                19.32%       26.26%      19.07%          25.98%
Opportunities
InternationalGrowth        B               5/1/98-8/31/00 - Since inception         23.11%       24.11%      22.26%          23.26%
Opportunities
InternationalGrowth        B               9/1/99-8/31/00 - One year                20.48%       25.66%      20.22%          25.38%
Opportunities
InternationalGrowth        C               5/1/98-8/31/00 - Since inception         24.07%       24.07%      23.24%          23.24%
Opportunities
InternationalGrowth        C               9/1/99-8/31/00 - One year                24.55%       25.58%      24.26%          25.30%
Opportunities
InternationalGrowth        Institutional   5/1/98-8/31/00 - Since inception           N/A        25.40%        N/A           24.57%
Opportunities
InternationalGrowth        Institutional   9/1/99-8/31/00 - One year                  N/A        27.12%        N/A           26.83%
Opportunities
InternationalGrowth        Service         5/1/98-8/31/00 - Since inception           N/A        24.69%        N/A           23.85%
Opportunities
InternationalGrowth        Service         9/1/99-8/31/00 - One year                  N/A        26.57%        N/A           26.28%
Opportunities

Emerging Markets Equity    A               12/15/97-8/31/00 - Since inception        2.39%        4.54%        1.86%          4.00%
Emerging Markets Equity    A               9/1/99-8/31/00 - One year                10.51%       16.95%       10.25%         16.66%
Emerging Markets Equity    B               12/15/97-8/31/00 - Since inception        3.03%        4.11%        2.77%          3.85%
Emerging Markets Equity    B               9/1/99-8/31/00 - One year                11.40%       16.40%       11.95%         16.94%

                                     B-123

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Emerging Markets Equity    C               12/15/97-8/31/00 - Since inception        4.19%        4.19%        3.92%          3.92%
Emerging Markets Equity    C               9/1/99-8/31/00 - One year                15.34%       16.34%       15.89%         16.88%
Emerging Markets Equity    Institutional   12/15/97-8/31/00 - Since inception         N/A         5.31%        N/A            4.77%
Emerging Markets Equity    Institutional   9/1/99-8/31/00 - One year                  N/A        17.61%        N/A           17.31%
Emerging Markets Equity    Service         12/15/97-8/31/00 - Since inception         N/A         3.82%        N/A            3.54%
Emerging Markets Equity    Service         9/1/99-8/31/00 - One year                  N/A        17.46%        N/A           17.13%

Asia Growth                A               7/8/94-8/31/00 - Since inception         (4.23)%      (3.34)%     (4.53)%         (3.65)%

Asia Growth                A               9/1/95-8/31/00 - Five years              (6.33)%      (5.26)%     (6.60)%         (5.54)%

                                     B-124

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                            Assuming no voluntary
                                                                                                            waiver of fees and no
                                                                                                           expense reimbursements
                                                                                                           ----------------------

                                                                                  Assumes                  Assumes
                                                                                  Maximum                  maximum
                                                                                  Applicable   Assumes     Applicable    Assumes
                                                                                  Sales        no sales    sales         no sales
  Fund                     Class           Time Period                            Charge**     Charge      Charge**      Charge
  ----                     -----           -----------                            ----------   --------    ----------    --------

Asia Growth                A               9/1/99-8/31/00 - One year                (4.78)%       0.72%      (5.19)%          0.27%
Asia Growth                B               5/1/96-8/31/00 - Since inception        (10.44)%     (10.02)%    (10.66)%        (10.24)%

Asia Growth                B               9/1/99-8/31/00 - One year                (4.82)%       0.18%      (5.24)%         (0.26)%

Asia Growth                C               8/15/97-8/31/00 - Since inception       (11.34)%     (11.34)%    (11.72)%        (11.72)%

Asia Growth                C               9/1/99-8/31/00 - One year                (0.82)%       0.18%      (1.25)%         (0.26)%

Asia Growth                Institutional   2/2/96-8/31/00 - Since inception           N/A        (7.64)%       N/A           (7.94)%

Asia Growth                Institutional   9/1/99-8/31/00 - One year                  N/A         1.42%        N/A            0.97%

Research Select            A               6/19/00-8/31/00 - Since inception*        1.80%        7.70%       1.69%           7.59%
Research Select            B               6/19/00-8/31/00 - Since inception*        2.60%        7.60%       2.49%           7.49%
Research Select            C               6/19/00-8/31/00 - Since inception*        6.70%        7.70%       6.59%           7.59%
Research Select            Institutional   6/19/00-8/31/00 - Since inception*         N/A         7.80%        N/A            7.67%
Research Select            Service         6/19/00-8/31/00 - Since Inception*         N/A         7.70%        N/A            7.58%

                                     B-125

---------------------------
All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A
Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class
C Shares (1% if redeemed within 12 months of purchase).

                                     B-126

       From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

       The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment
Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

       In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

       A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The
Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

       Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                               SHARES OF THE TRUST

       The Funds, except the CORE International Equity, CORE Small Cap Equity,
CORE Large Cap Value, CORE Large Cap Growth, Strategic Growth, Growth
Opportunities, Large Cap Value, European Equity, Japanese Equity, International
Growth Opportunities, Emerging Markets Equity and Research Select Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of
Goldman Sachs Trust, a Delaware business trust, established by a Declaration of
Trust dated January 28, 1997.

       The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class
A Shares, Class B Shares and Class C Shares.

                                     B-127

       Each Institutional Share, Service Share, Class A Share, Class B Share and
Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service
Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The
Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue
Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus and "Other
Information Regarding Maximum Sales Charge, Purchases, Redemption, Exchanges and
Dividends" below.

       Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

       Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

       Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of
Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE
International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets and Asia Growth Funds).
With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services
Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

       Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the
NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1)
fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

       Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the NASD

                                     B-128

and certain other financial services firms that have sales arrangements with
Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class
C Shares.

       It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares
and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each
Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above.
Similarly, the net asset value per share may differ depending upon the class of shares purchased.

       Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

       When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class
A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD 63043-3009
(48%); and Class B Shares, Edward Jones, 201 Progress Parkway, Maryland Heights,
MD 63043-3009 (6%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (45%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value
Fund: Institutional Class, State Street Bank & Trust Co., Goldman Sachs Growth
Strategy, Omnibus a/c - Core Large Cap Value, P.O. Box 1713, Boston, MA
02105-1713 (20%).

                                     B-129

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (21%); and Institutional Class, State Street Bank & Trust, GS Profit
Sharing Master Trust, P. O. Box 1992, Boston, MA 02105 (11%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (9%).

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity
Fund: Institutional Class, State Street Bank & Trust Co., Goldman Sachs Growth &
Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (7%); State Street Bank &
Trust Co., Goldman Sachs Aggressive Growth, P.O. Box 1713, Boston, MA 02105-1713
(6%); and Goldman Sachs & Co., FBO Acct. #021017538, c/o Mutual Fund Ops., 85
Broad Street, New York, NY 10004-2456 (6%).

                                     B-130

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE International
Equity Fund: Institutional Class, State Street Bank & Trust, FBO Goldman Sachs
Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (20%).

                                     B-131

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (14%).

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (5%); and Institutional Class, State Street Bank & Trust, GS Profit
Sharing Master Trust, P.O. Box 1992, Boston, MA 02105 (62%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity
Fund: Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (13%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (28%).

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets
Equity Fund: Institutional Class, State Street Bank & Trust, FBO Goldman Sachs
Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (8%); University of Texas
Systems, Permanent University Fund, P.O. Box 2033, Austin, TX 78768-2033 (15%);
and Board of Regents of the University of Texas System, P.O. Box 2033, Austin,
TX 78768-2033 (6%).

                                     B-132

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund:
Class A Shares, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (19%).

       As of November 30, 2000 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund:
Institutional Class, Edward Jones, 201 Progress Parkway, Maryland Heights, MD
63043-3009 (41%); and The Goldman Sachs Group LP, LCVI - Large Cap Value
Institutional, Attn: Danny TSUI, 85 Broad Street, Fl. 10, New York, NY
10004-2434 (30%).

       As of November 30, 2000 the following entity owned of record or beneficially more than 5% of the outstanding shares of the Research Select Fund:
Class B Shares, Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of
It's Customers, Attn: Service Team, Sec #97PR8, Goldman Sachs Funds, 4800 Deer
Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484 (5%).

       The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

       The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of
Trustees (this method of voting being referred to as "dollar based voting").
However, to the extent required by the Act or otherwise determined by the
Trustees, series and classes of the Trust will vote separately from each other.
Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the
Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

                                     B-133

       The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of
Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

       The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii)
changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

       The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

       The Declaration of Trust permits the Trustees to amend the Declaration of
Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

       The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other
Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

                                     B-134

Shareholder and Trustee Liability

       Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly,
Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the
Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

       In addition to the requirements under Delaware law, the Declaration of
Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least
10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the
Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

       The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the
Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

       The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this
Additional Statement, which are subject to change.

                                     B-135

General

       Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

       There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the
Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such
Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10%
of the outstanding voting securities of such issuer, and (ii) not more than 25%
of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such
Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

       If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least
90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a

                                     B-136

tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International
Equity, European Equity, Japanese Equity, International Growth Opportunities,
Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below.
However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

       In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98%
of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in
October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each
Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At August 31, 2000 the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated: Growth and Income Fund, $48,213,000 (expires 2008); Mid Cap
Value Fund, $19,761,198 (expires 2006-2008); Small Cap Value Fund, $42,959,499
(expires 2006-2008); and Asia Growth Fund, $71,481,000 (expires 2005-2007).
These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

                                     B-137

       Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be
"marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year.
These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the
Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

       Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

       A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated

                                     B-138

investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

       Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE
Large Cap Growth, CORE Small Cap Equity and Research Select Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.
If, as may occur for the CORE International Equity, International Equity,
European Equity, Japanese Equity, International Growth Opportunities, Emerging
Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
       If the CORE International Equity, International Equity, European Equity,
Japanese Equity, International Growth Opportunities, Emerging Markets Equity and
Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

       If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the CORE International
Equity, International Equity, European Equity, Japanese Equity, International
Growth Opportunities, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources.
This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of the CORE
International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity and Asia Growth
Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

       Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE

                                     B-139

International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds
file the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

       If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain)
or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions"
received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

       Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

       For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

       Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends-received deduction if such Fund were not a regulated investment company may be

                                     B-140

eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the CORE
International Equity, International Equity, European Equity, Japanese Equity,
International Growth Opportunities, Asia Growth and Emerging Markets Equity
Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an
"extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20%
(10% for those shareholders in the 15% tax bracket). In addition, any long-term gain distributions related to assets held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For taxpayers in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for long-term gain distributions related to assets acquired after December 31, 2000 and held for more than five years. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

       Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

       When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year (10% for those shareholders in the 15% tax bracket). In addition, gains related to the sale of shares held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those

                                     B-141

shareholders in the 15% tax bracket. For shareholders in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for any shares acquired after December 31, 2000 (or marked-to-market at the beginning of 2001)
and held for more than five years. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under
"wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

       Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends)
and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the
Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the
Social Security Administration or the Internal Revenue Service (IRS). Backup
withholding could apply to payments relating to a shareholder's account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors
Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

       The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S.
federal

                                     B-142

withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a
Fund which are designated as undistributed capital gains, to a non-U.S.
shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity,
International Equity, European Equity, Japanese Equity, International Growth
Opportunities, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

       Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

       Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8
(i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

       Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                             FINANCIAL STATEMENTS

       The audited financial statements and related reports of
PricewaterhouseCoopers LLP, independent public accountants, contained in each
Fund's 2000 Annual Report are hereby incorporated by reference. The financial statements in each Fund's Annual Report have been incorporated by reference in reliance upon such report

                                     B-143

given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights included in each Fund's Annual
Report for periods ending on or before August 31, 1999 were audited by Arthur
Andersen LLP, the Funds' former independent auditors. The report of Arthur
Andersen LLP dated October 8, 1999 on the Funds' financial statements included in each Fund's Annual Report to Shareholders for the fiscal period ended August
31, 1999, is also incorporated herein by reference. No other parts of any Annual
Report are incorporated by reference herein. A copy of the Annual Reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower,
Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's prospectus.

                               OTHER INFORMATION

       Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding
$250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

       The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the
SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.
(The Trust may also suspend or postpone the recordation of the transfer or shares upon the occurrence of any of the foregoing conditions).

       As stated in the Prospectuses, the Trust may authorize Service
Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders.
These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

       The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial

                                     B-144

intermediaries ("Intermediaries") for the sale and distribution of Shares of the
Funds and/or for the servicing of those shares. These payments ("Additional
Payments") would be in addition to the payments by the Funds described in the
Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional
Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds;
"marketing support" fees for providing assistance in promoting the sale of the
Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an
Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor
and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of
Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

       In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

       The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the
1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC.
The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration
Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                     B-145

                    DISTRIBUTION AND SERVICE PLANS (Class A
                Shares, Class B Shares and Class C Shares Only)

       Distribution and Service Plans. As described in the Prospectuses, the
Trust has adopted, on behalf of Class A, Class B and Class C Shares of each
Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Guide - Distribution and Service Fees" in the
Prospectus.

       The Plans for each Fund (except the Research Select Fund) were most recently approved on April 25, 2000 by a majority vote of the Trustees of the
Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans for the
Research Select Fund were initially approved on April 26, 2000.

       The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund.
Under the Plans for Class A (CORE International Equity, International Equity,
European Equity, Japanese Equity, International Growth Opportunities, Emerging
Markets Equity and Asia Growth Funds only), Class B and Class C Shares, Goldman
Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the
NASD.

       Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs.
If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C
Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A,
Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

       Under each Plan, Goldman Sachs, as distributor of each Fund's Class A,
Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the
Plans and the purposes for which such services were performed and expenditures were made.

       The Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested
Trustees of the Trust who have no direct or indirect financial interest in the
Plans. The Plans may not be amended to increase materially the amount of

                                     B-146

distribution compensation without approval of a majority of the outstanding
Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any
Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A,
Class B or Class C Shares, respectively, of the affected Fund and share class.
If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the
Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C
Shareholders.

                                     B-147

The following chart shows the: 1) distribution and service fees paid to Goldman
Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August
31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan:

                                             Fiscal year         Fiscal period        Fiscal year           Fiscal year
                                                ended                ended               ended                 ended
                                              August 31,           August 31,          January 31,          January 31,
                                                2000                 1999                 1999                 1998
                                             ===========         =============        ============          ===========

Balanced Fund                                $  378,767           $  268,705           $  466,990           $        0
Growth and Income Fund                        1,705,073            1,432,452            4,004,764              723,634
CORE Large Cap Value Fund/1/                    222,782               88,576                  579                  N/A
CORE U.S. Equity Fund                         1,644,698              901,485            1,963,368              720,025
CORE Large Cap Growth Fund/1/                 1,073,849              366,944              270,829                    0
CORE Small Cap Equity Fund/1/                   134,001               84,036               81,416                1,380
CORE International Equity Fund/1/               687,424              321,043              208,905                2,751
Capital Growth Fund                           5,843,877            2,987,611            3,953,381                    0
Strategic Growth Fund/1/                        114,555                2,430                  N/A                  N/A
Growth Opportunities Fund/1/                    171,456                2,204                  N/A                  N/A
Mid Cap Value Fund/1/                            99,049               93,442              449,380               67,478
Small Cap Value Fund                            405,682              339,961              872,585                    0
Large Cap Value Fund/1/                           6,978                  N/A                  N/A                  N/A
International Equity Fund                     6,009,343            2,622,519            4,032,788            1,416,253
European Equity Fund/1/                         569,252              192,446               66,759                  N/A
Japanese Equity Fund/1/                         286,204               55,407               19,466                  N/A
International Growth Opportunities
   Fund                                         881,543              115,648               62,146                  N/A
Emerging Markets Equity Fund/1/                 381,208              176,746              226,631                3,381
Asia Growth Fund                                475,309              208,976              349,621              431,390
Research Select Fund/1/                          67,271                  N/A                  N/A                  N/A

--------------------------------

1. The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth,
CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth
Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity and Research Select
Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997,
August 15, 1997, May 24,

                                     B-148

1999, May 24, 1999, August 15, 1997, December 15, 1999, October 1, 1998, May 1,
1998, May 1, 1998, December 15, 1997 and June 19, 2000, respectively.

                                     B-149

       The following chart shows the: 1) distribution and service fees that would have been paid to Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal year ended January 31,
1999, and 2) distribution fees that would have been paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

                                           Fiscal year     Fiscal period      Fiscal year      Fiscal year
                                              ended             ended            ended            ended
                                           August 31,        August 31,       January 31,      January 31,
                                              2000              1999             1999             1998
                                          ===========      =============      ===========      ===========

Balanced Fund                             $  378,767        $  268,705       $  823,738        $  301,397
Growth and Income Fund                     1,705,073         1,432,452        5,307,490         2,324,970
CORE Large Cap Value Fund/1/                 222,782            88,576              579               N/A
CORE U.S. Equity Fund                      1,644,698           901,485        1,963,368           771,451
CORE Large Cap Growth Fund/1/              1,073,849           366,944          405,481            61,924
CORE Small Cap Equity Fund/1/                134,001            84,036          102,281             6,898
CORE International Equity Fund/1/            687,424           321,043          208,905             2,751
Capital Growth Fund                        5,843,877         2,987,611        6,150,756         2,678,370
Strategic Growth Fund/1/                     114,555             2,430              N/A               N/A
Growth Opportunities Fund/1/                 171,456             2,204              N/A               N/A
Mid Cap Value Fund/1/                         99,049            93,442          449,380            67,478
Small Cap Value Fund                         405,682           339,961        1,655,658           727,298
Large Cap Value Fund/1/                        6,978               N/A              N/A               N/A
International Equity Fund                  6,009,343         2,622,519        4,090,492         1,632,745
European Equity Fund/1/                      569,252           192,446           66,759               N/A
Japanese Equity Fund/1/                      286,204            55,407           19,466               N/A
International Growth
   Opportunities Fund/1/                     881,543           115,648           62,146               N/A
Emerging Markets Equity Fund/1/              381,208           176,746          226,631             3,381
Asia Growth Fund                             475,309           208,976          368,632           513,560
Research Select Fund/1/                       67,271               N/A              N/A               N/A

--------------------------------

                                     B-150

1. The Class A Share class of the CORE Large Cap Value, CORE Large Cap Growth,
CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth
Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity and Research Select
Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997,
August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999,
October 1, 1998, May 1, 1998, May 1, 1998, December 15, 1997 and June 19, 2000,
respectively.

                                     B-151

       The following chart shows the: 1) distribution and service fees paid to
Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended
August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class B Plan:

                                           Fiscal year     Fiscal period      Fiscal year      Fiscal year
                                              ended             ended            ended            ended
                                           August 31,        August 31,       January 31,      January 31,
                                              2000              1999             1999             1998
                                          ===========      =============      ===========      ===========

Balanced Fund                             $  369,057        $  247,828       $  372,044        $   74,569
Growth and Income Fund                     1,977,417         1,796,760        3,924,188         1,117,813
CORE Large Cap Value Fund/1/                 177,310            40,251              122               N/A
CORE U.S. Equity Fund                      2,484,645         1,115,835          995,389           265,025
CORE Large Cap Growth Fund/1/              2,642,305           858,809          449,058            34,332
CORE Small Cap Equity Fund/1/                158,867            80,244          140,016            20,064
CORE International Equity Fund/1/            113,403            47,034           54,688             5,700
Capital Growth Fund                        4,009,512         1,739,629        1,193,755           127,395
Strategic Growth Fund/1/                     117,536             2,398              N/A               N/A
Growth Opportunities Fund/1/                 164,373               598              N/A               N/A
Mid Cap Value Fund/1/                        234,374           200,960          417,334            47,585
Small Cap Value Fund                         285,873           220,759          494,223           160,608
Large Cap Value Fund/1/                        4,532               N/A              N/A               N/A
International Equity Fund                    795,433           388,156          653,844           314,578
European Equity Fund/1/                       29,685             4,365              387               N/A
Japanese Equity Fund/1/                       61,667            15,230            5,736               N/A
International Growth
  Opportunities Fund/1/                       17,389             1,354            1,566               N/A
Emerging Markets Equity Fund/1/               18,920             4,255            3,075                38
Asia Growth Fund                              81,059            32,196           43,192            28,550
Research Select Fund/1/                      237,495               N/A              N/A               N/A

-------------------------------

1. The Class B Share class of the CORE Large Cap Value, CORE Large Cap Growth,
CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth
Opportunities, Mid Cap Value, Large Cap Value, European Equity, Japanese Equity,
International Growth Opportunities, Emerging Markets Equity and Research Select
Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997,
August 15, 1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999,
October 1, 1998, May 1, 1998, May 1, 1998, December 15, 1997 and June 19, 2000,
respectively.

                                     B-152

       The following chart shows the: 1) distribution and service fees paid to
Goldman Sachs for the fiscal year ended August 31, 2000, the fiscal period ended
August 31, 1999 and the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class C Plan:

                                           Fiscal year     Fiscal period      Fiscal year      Fiscal year
                                              ended             ended            ended            ended
                                           August 31,        August 31,       January 31,      January 31,
                                              2000              1999             1999             1998
                                          ===========      =============      ===========      ===========

Balanced Fund/1/                          $   96,430        $   72,293       $  142,821        $   13,290
Growth and Income Fund/1/                    213,661           225,003          553,531            57,542
CORE Large Cap Value Fund/1/                  90,527            23,517               82               N/A
CORE U.S. Equity Fund/1/                     528,896           214,434          152,737            14,614
CORE Large Cap Growth Fund/1/              1,154,416           343,654          156,368             6,880
CORE Small Cap Equity Fund/1/                 69,635            34,375           44,551             4,038
CORE International Equity Fund/1/             62,639            25,018           27,157             3,118
Capital Growth Fund                        1,156,975           447,252          262,717             9,607
Strategic Growth Fund/1/                      57,666             2,161              N/A               N/A
Growth Opportunities Fund/1/                 103,041               224              N/A               N/A
Mid Cap Value Fund/1/                         63,738            59,930          113,272            10,495
Small Cap Value Fund                          70,710            43,062            8,298            12,158
Large Cap Value Fund/1/                        2,643               N/A              N/A               N/A
International Equity Fund                    176,506            60,274           74,197             7,485
European Equity Fund/1/                        9,104             3,312              337               N/A
Japanese Equity Fund/1/                       48,884             9,001            1,390               N/A
International Growth
 Opportunities Fund/1/                        23,655             1,082              725               N/A
Emerging Markets Equity Fund/1/               14,388             3,702            2,250                28
Asia Growth Fund                              28,023             8,922            9,090             2,854
Research Select Fund/1/                      106,700               N/A              N/A               N/A

---------------------------

1. The Class C Share class of the Balanced, Growth and Income, CORE Large Cap
Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE
International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value,
Large Cap Value, European Equity, Japanese Equity, International Growth
Opportunities, Emerging Markets Equity and Research Select Funds commenced operations on August 15, 1997, August 15, 1997,

                                     B-153

December 31, 1998, August 15, 1997, August 15, 1997, August 15, 1997, August 15,
1997, May 24, 1999, May 24, 1999, August 15, 1997, December 15, 1999, October 1,
1998, May 1, 1998, May 1, 1998, December 15, 1997 and June 19, 2000,
respectively.

                                     B-154

         During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

                                                                   Compensation                    Printing and      Preparation
                                                                   and Expenses     Allocable      Mailing of        and
                                                                   of the           Overhead,      Prospectuses      Distribution
                                                                   Distributor      Telephone      to Other          of Sales
                                                  Compensation     & Its Sales      and Travel     Than Current      Literature and
                                                  to Dealers/1/    Personnel        Expenses       Shareholders      Advertising
                                                  -----------      -----------      ----------     ------------      --------------
Fiscal Year Ended August 31, 2000:

Balanced Fund                                     $   395,359      $   220,056      $ 208,374      $    13,544       $       75,011
Growth and Income Fund                              1,712,803          277,744        201,107           12,748               70,393
CORE Large Cap Value Fund                             248,369          223,884        240,802           15,278               81,957
CORE U.S. Equity Fund                               1,592,169          476,649        353,527           22,742              120,895
CORE Large Cap Growth Fund                          1,048,984          395,493        366,879           23,294              128,689
CORE Small Cap Equity Fund                            154,877          198,387        174,827           10,999               60,872
CORE International Equity Fund                        322,651          309,279        305,275           18,443              108,566
Capital Growth Fund                                 5,282,250        2,604,758      1,428,650           83,621              506,510
Strategic Growth Fund                                 243,037          283,731        224,338           13,713               80,999
Growth Opportunities Fund                             284,175          421,912        322,381           20,974              120,001
Mid Cap Value                                         116,373          136,552        124,615            7,889               43,879
Small Cap Value Fund                                  367,366          284,614        201,490           12,334               71,276
Large Cap Value                                        23,204          127,352        119,533            8,136               46,092
International Equity Fund                           3,301,457        2,588,132      1,369,574           87,977              484,940
European Equity Fund                                  389,261          603,492        332,522           21,692              116,977
Japanese Equity Fund                                  288,113          376,675        272,609           18,070               94,409
International Growth Opportunities                    793,277        1,045,721        719,946           42,615              260,214
Emerging Market Equity Fund                           154,009          392,813        290,638           18,138              100,625
Asia Growth Fund                                      370,117          405,861        339,119           21,775              115,318
Research Select                                        85,196          243,890        287,770           12,875              135,665

                                     B-155

---------------------------
1      Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year;
       amounts presented above reflect amortization expense recorded during the period presented.

                                     B-156

       During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

                                                                    Compensation                    Printing and      Preparation
                                                                    and Expenses     Allocable      Mailing of        and
                                                                    of the           Overhead,      Prospectuses      Distribution
                                                                    Distributor      Telephone      to Other          of Sales
                                                   Compensation     & Its Sales      and Travel     Than Current      Literature and
                                                   to Dealers/1/    Personnel        Expenses       Shareholders      Advertising
                                                   -------------    ---------        --------       ------------      -----------
Fiscal Year Ended August 31, 2000:

Balanced Fund                                       $  846,506     $   49,517      $   50,000         $    3,242       $   18,075
Growth and Income Fund                               8,243,415         49,290          52,910              3,406           18,326
CORE Large Cap Value Fund                              178,300         41,860          45,719              2,927           15,979
CORE U.S. Equity Fund                                2,283,969        107,328         118,008              7,651           40,475
CORE Large Cap Growth Fund                           2,110,932        205,443         217,539             13,799           76,205
CORE Small Cap Equity Fund                             306,306         46,111          49,084              3,034           17,338
CORE International Equity Fund                         164,036         23,988          24,734              1,497            8,817
Capital Growth Fund                                  3,561,678        168,707         178,821             10,915           63,120
Strategic Growth Fund                                  159,195         59,475          62,702              3,951           21,737
Growth Opportunities Fund                              441,788         84,706          93,671              4,873           35,241
Mid Cap Value                                        1,022,312         68,059          71,369              4,535           24,820
Small Cap Value Fund                                 1,106,190         30,128          31,853              2,073           11,299
Large Cap Value Fund                                    11,709         16,663          16,369                943            6,488
International Equity Fund                            1,147,354         67,635          72,662              4,713           25,281
European Equity Fund                                    38,753          6,403           6,524              2,194            2,413
Japanese Equity Fund                                    76,591         27,436          28,613              1,964            9,484
International Growth Opportunities                      16,793          5,151           5,533                327            2,122
Emerging Market Equity Fund                             32,177          5,854           6,227              2,154            2,283
Asia Growth Fund                                       204,656         25,804          27,161              1,742            9,177
Research Select                                        174,271        208,006         251,418             11,036          117,330

                                     B-157

---------------------------

1      Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 1 year;
       amounts presented above reflect amortization expense recorded during the period presented.

                                     B-158

       During the fiscal year ended August 31, 2000, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

                                                                   Compensation                    Printing and      Preparation
                                                                   and Expenses     Allocable      Mailing of        and
                                                                   of the           Overhead,      Prospectuses      Distribution
                                                                   Distributor      Telephone      to Other          of Sales
                                                  Compensation     & Its Sales      and Travel     Than Current      Literature and
                                                  to Dealers/1/    Personnel        Expenses       Shareholders      Advertising
                                                  -------------    ------------     ----------     ------------      --------------
Fiscal Year Ended August 31, 2000:

Balanced Fund                                     $      60,968    $     10,921     $   10,926     $        724      $        3,638
Growth and Income Fund                                  171,927           4,601          5,013              329               1,609
CORE Large Cap Value Fund                                82,493          17,731         19,785            1,287               6,378
CORE U.S. Equity Fund                                   446,971          22,887         24,876            1,607               8,606
CORE Large Cap Growth Fund                            1,031,770          79,323         83,016            5,309              27,649
CORE Small Cap Equity Fund                               61,561          17,363         18,638            1,163               6,145
CORE International Equity Fund                           57,545          11,361         11,680              706               3,925
Capital Growth Fund                                     952,905          48,083         38,735            2,382              12,377
Strategic Growth Fund                                    51,598          40,053         44,282            2,778              14,374
Growth Opportunities Fund                                88,990          38,825         39,945            2,262              14,119
Mid Cap Value                                            57,927          16,293         17,051            8,459               5,453
Small Cap Value Fund                                     64,506           6,297          6,665              438               2,243
Large Cap Value                                           3,514          15,066         13,193              715               3,847
International Equity Fund                               147,728          12,518         13,455              875               4,527
European Equity Fund                                     11,895           1,579          1,629               99                 552
Japanese Equity Fund                                     45,471          20,189         21,106            1,493               6,556
International Growth Opportunities                       20,664           6,255          6,236              370               2,163
Emerging Market Equity Fund                              13,857           3,868          4,175              257               1,374
Asia Growth Fund                                         29,983           7,734          8,199              536               2,601
Research Select                                          92,639          27,892         41,610              772              15,506

1      Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year;
       amounts presented above reflect amortization expense recorded during the period presented.

                                     B-159

---------------------------

                                     B-160

                                     B-161

                                     B-162

       The foregoing tables and the information contained in the preceding paragraph reflect amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

       For the fiscal year ended January 31, 1998, Goldman Sachs received service fees from the Funds pursuant to the Plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class
B, or Class C Shares, which totaled:

                                     B-163

                                        Class A       Class B       Class C

Balanced Fund/1/                      $  268,705    $   61,957    $   18,073
Growth and Income Fund/1/              1,432,452       449,190        56,251
CORE Large Cap Value Fund/2/              88,576        10,063         5,879
CORE U.S. Equity Fund/1/                 901,485       278,959        53,608
CORE Large Cap Growth Fund/3/            366,944       214,702        85,913
CORE Small Cap Equity Fund/4/             84,036        20,061         8,594
CORE International Equity Fund/4/        160,522        11,759         6,254
Capital Growth Fund/1/                 2,987,610       434,907       111,813
Strategic Growth Fund/5/                     N/A           N/A           N/A
Growth Opportunities Fund/5/                 N/A           N/A           N/A
Mid Cap Value Fund/4/                     93,442        50,240        14,982
Small Cap Value Fund/1/                  339,961        55,190        10,766
Large Cap Value Fund/5/                      N/A           N/A           N/A
International Equity Fund/1/           1,311,260        97,039        15,069
European Equity Fund/6/                   96,223         1,091           828
Japanese Equity Fund/6/                   27,703         3,808         2,250
InternationalGrowth
 Opportunities Fund/6/                    57,824           338           273
Emerging Market Equity Fund/7/            88,373         1,064           926
Asia Growth Fund/1/                      104,488         8,049         2,230
Research Select Fund/5/                      N/A           N/A           N/A

--------------------------------------------------------------------------------

                                     B-164

1 Prior to August 15, 1997, the Balanced, Growth and Income, CORE U.S. Equity,
Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had
not sold Class C Shares, respectively.

2 The CORE Large Cap Value Fund commenced operations on December 31, 1998.

3 Prior to May 1, 1997, May 1, 1997 and August 15, 1997, the CORE Large Cap
Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

4 Prior to August 15, 1997, the CORE Small Cap Equity, CORE International Equity
and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

5 During the periods shown, no Shares of the Strategic Growth, Growth
Opportunities, Large Cap Value or Research Select Funds were offered.

6 Prior to October 1, 1998, May 1, 1998 and May 1, 1998, European Equity,
Japanese Equity and International Growth Opportunities Funds had not sold Class
A, Class B or Class C Shares.

7 Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold
Class A, Class B or Class C Shares.

          OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges
---------------------

       Class A Shares of each Fund are sold at a maximum sales charge of 5.5%.
Using the initial offering price per share as of August 31, 2000, the maximum offering price of each Fund's Class A shares would be as follows:

                                                            Maximum    Offering
                                               Net Asset     Sales     Price to
                                                  Value     Charge      Public

Balanced Fund                                  $   21.42     5.5%    $   22.67
Growth and Income Fund                             24.78     5.5%        26.22
CORE U.S. Equity Fund                              36.77     5.5%        38.91
CORE Large Cap Value Fund                          10.81     5.5%        11.44
CORE Large Cap Growth Fund                         22.66     5.5%        23.98
CORE Small Cap Equity Fund                         12.90     5.5%        13.65
CORE International Equity Fund                     11.32     5.5%        11.98
Capital Growth Fund                                28.95     5.5%        30.63
Strategic Growth Fund                              12.52     5.5%        13.25
Growth Opportunities Fund                          19.50     5.5%        20.63
Mid Cap Value Fund                                 19.88     5.5%        21.04
International Equity Fund                          23.59     5.5%        24.96

                                     B-165

Small Cap Value Fund                               23.21     5.5%        24.56
Large Cap Value Fund                               10.39     5.5%        10.99
European Equity Fund                               13.82     5.5%        14.62
Japanese Equity Fund                               15.77     5.5%        16.69
International Growth Opportunities Fund            16.12     5.5%        17.06
Emerging Market Equity Fund                        10.83     5.5%        11.46
Asia Growth Fund                                   11.16     5.5%        11.80
Research Select Fund                               10.77     5.5%        11.40

   The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the
Prospectus for more complete information.

                                     B-166

Other Purchase Information
--------------------------

If shares of a Fund are held in a "street name" account with an Authorized
Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized
Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)
-------------------------------

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of a Fund and Class A
Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A
Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, (i) shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs
will be combined with Class A Shares held by all other Private Client Services accounts, and (ii) shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman.com will be combined with Class A
Shares and other assets held in the client's Goldman.com account. In addition,
Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the
Fund's shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a

                                     B-167

cumulative discount number by Goldman Sachs, and (ii) your
account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)
--------------------------------

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a
Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement").
Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform
Goldman Sachs that the Statement is in effect each time shares are purchased.
There is no obligation to purchase the full amount of shares indicated in the
Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class
A Shares purchased within ninety (90) days before submitting the Statement. The
Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime
Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Shares of the Prime Obligations Fund, if
they hold Class B or Class C Shares of a Fund (the "ILA Funds").

A Fund shareholder should obtain and read the prospectus relating to any other
Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

                                     B-168

Automatic Exchange Program
--------------------------

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Goldman Sachs Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A
Fund shareholder should obtain and read the prospectus relating to any other
Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exhanges
----------------

As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on
Class C Shares that have been beneficially owned by the Authorized Dealer's customers for at least ten years, those Class C Shares may be exchanged for
Class A Shares (which bear a lower distribution fee) of the same Fund at their relative NAV without a sales charge in recognition of the reduced payment to the
Authorized Dealer.

Systematic Withdrawal Plan
--------------------------

A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic
Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic
Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class
A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class
A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a
Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                     B-169

                                  SERVICE PLAN
                              (Service Shares Only)

The Funds have adopted a service plan (the "Plan") with respect to its Service
Shares which authorizes the Funds to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such
Shares. Pursuant to the Plan, each Fund enters into agreements with Service
Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service
Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f)
provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service
Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

The amount of the service fees paid by each Fund then in existence to Service
Organizations pursuant to the Plan was as follows for the fiscal year ended
August 31, 2000, the fiscal period ended August 31, 1999 and the fiscal years ended January 31, 1999 and January 31, 1998:

                                         Fiscal year     Fiscal period      Fiscal year      Fiscal year
                                             ended            ended            ended            ended
                                          August 31,       August 31,       January 31,      January 31,
                                             2000             1999             1999             1998

Balanced Fund/1/                           $    78          $   445          $ 1,402          $    31
Growth and Income Fund                      44,543           32,442           57,187           32,418
CORE Large Cap Value Fund/2/                    59               13                1              N/A

                                     B-170

CORE U.S. Equity Fund                       60,276           34,586           49,461           27,222
CORE Large Cap Growth Fund/3/               15,306            6,385            2,992              257
CORE Small Cap Equity Fund/3/                  315              176               74                4
CORE International Equity Fund/1/              119               20               53                3
Capital Growth Fund/1/                      48,672           16,691            7,655                4
Strategic Growth Fund/4/                         8                2              N/A              N/A
Growth Opportunities Fund/4/                   628                2              N/A              N/A
Mid Cap Value Fund/5/                          904              656              685               12
Small Cap Value Fund/1/                        268          $   471          $   588          $     4
Large Cap Value Fund/6/                          5              N/A              N/A              N/A
International Equity Fund                   20,398           10,635           17,786            9,236
European Equity Fund/7/                         11                6                3              N/A
Japanese Equity Fund/7/                         14                6                6              N/A
International Growth
 Opportunities Fund/7/                          11                5                6              N/A
Emerging Markets Equity Fund/8/                  2                4                7                1
Asia Growth Fund/9/                            N/A              N/A              N/A              N/A
Research Select Fund/10/                         8              N/A              N/A              N/A

--------------------------

1 Prior to August 15, 1997, the Balanced, CORE Small Cap Equity, CORE
International Equity, Capital Growth and Small Cap Value Funds had not sold
Service Shares.

2 Prior to December 31, 1998, the CORE Large Cap Value Fund had not sold Service
Shares.

3 Prior to May 1, 1997, the CORE Large Cap Growth Fund had not sold Service
Shares.

4 Prior to May 24, 1999, the Strategic Growth and Growth Opportunities Fund had
not sold Service Shares.

                                     B-171

5 Prior to July 18, 1997, the Mid Cap Value Fund had not sold Service Shares.

6 Prior to December 15, 1999, the Large Cap Value Fund had not sold Service
Shares.

7 Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity,
Japanese Equity and International Growth Opportunities Funds, respectively, had not sold Service Shares.

8 Prior to December 15, 1997, the Emerging Markets Fund had not sold Service
Shares.

9 During the periods shown, Service Shares of the Asia Growth Fund were not sold.

10 Prior to June 19, 2000, the Research Select Fund had not offered Service
Shares.

The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the
Service Agreements might violate the Act. Rule 12b-1, which was adopted by the
SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such
Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

Conflict of interest restrictions (including the Employee Retirement Income
Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the
Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service
Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and related Service Agreements with respect to each Fund
(except the Research Select Fund) at a meeting called for the

                                     B-172

purpose of voting on such Plan and Service Agreements on April 25, 2000. The
Plan and related Service Agreements for the Research Select Fund were initially approved on April 26, 2000. The Plan and related Service Agreements will remain in effect until May 1, 2001 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the
Service Shareholders of the affected Fund and all material amendments of the
Plan must also be approved by the Trustees in the manner described above. The
Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund's outstanding Service
Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares on not more than sixty (60)
days' written notice to any other party to the Service Agreements. The Service
Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The
Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and the holders of Service
Shares of the Funds.
                                     B-173

                                   Appendix A

Commercial Paper Ratings
------------------------

       A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

       "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+).
This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings

                                      1-A

are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

       "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

       "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                                      2-A

       Fitch, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:
       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate;
however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

       "D" - Securities are in actual or imminent payment default.

                                      3-A

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

       The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                      4-A

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
       - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
       - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
       - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                      5-A

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
       "B" - Bonds generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
       "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
       "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      6-A

       "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
       Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

                                      7-A

       "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
       "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
       "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
       "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
       "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.
       "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
       "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC"
ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.
       "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of

                                      8-A

outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below
50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

       - `NR' indicates that Fitch does not rate the issuer or issue in question.
       - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
       - Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      9-A

       - A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings
----------------------

       A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between

                                      10-A

short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

       "MIG-1"/"VMIG-1" - This designation denotes superior credit quality.
Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
       "MIG-2"/"VMIG-2" - This designation denotes strong credit quality.
Margins of protection are ample although not so large as in the preceding group.
       "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

                                      11-A

                                   Appendix B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

       Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

       Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

       Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

       We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake.
Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

       We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

       We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

       We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

       We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

       The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

                                      1-B

       Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

       We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

       We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

       We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

       Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

       Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      2-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

       Goldman Sachs is a leading financial services firm traditionally known on
Wall Street and around the world for its institutional and private client service.

       With thirty-seven offices around the world Goldman Sachs employs over
11,000 professionals focused on opportunities in major markets.

       The number one underwriter of all international equity issues from
1989-1997.

       The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

       The number one lead manager for initial public offerings (IPOs) worldwide
(1989-1997).

-----------------------
*   Source: Securities Data Corporation. Common stock ranking excludes REITs,
    Investment Trusts and Rights.

                                      3-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman, Sachs & Co. joins New York Stock Exchange

1906      Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925      Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956      Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970      Goldman, Sachs & Co. opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman, Sachs & Co. takes Microsoft public

1988      Goldman Sachs Asset Management is formally established

1991      Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Goldman Sachs Asset Management introduces Global Tactical Asset
          Allocation Program

          Dow Jones Industrial Average breaks 5000

1996      Goldman, Sachs & Co. takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Goldman Sachs Asset Management increases assets under management by
          100% over 1996

          Dow Jones Industrial Average breaks 7000

                                      4-B

1998      Goldman Sachs Asset Management reaches $195.5 billion in assets under management

          Dow Jones Industrial Average breaks 9000

1999      Goldman Sachs becomes a public company

                                      5-B

                                   APPENDIX C

                             Statement of Intention
                       (applicable only to Class A shares)

          If a shareholder anticipates purchasing $50,000 or more of Class A
Shares of a Fund alone or in combination with Class A Shares of another Goldman
Sachs Fund within a 13-month period, the shareholder may obtain shares of the
Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account
Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

          To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application.
The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                Escrow Agreement

         Out of the initial purchase (or subsequent purchases if necessary), 5%
of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name.
All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

          If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

                                      1-C
GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 99.7%

Airlines – 0.4%
70,800	Delta Air Lines, Inc.	$ 3,504,600
51,000	UAL Corp.	2,435,250

		5,939,850

Banks – 6.5%
189,562	Bank of America Corp.	10,153,415
669,000	Citigroup, Inc.	39,052,875
29,250	Fifth Third Bancorp	1,350,984
106,900	Firstar Corp.	2,552,237
244,500	FleetBoston Financial Corp.	10,437,094
119,100	Mellon Financial Corp.	5,389,275
90,100	PNC Financial Services Group	5,310,269
72,500	SunTrust Banks, Inc.	3,579,687
200,150	The Chase Manhattan Corp.	11,183,381
124,500	Wells Fargo & Co.	5,376,844

		94,386,061

Chemicals – 1.5%
43,000	Aptargroup, Inc.	1,002,438
25,400	Avery Dennison Corp.	1,373,187
73,400	Minnesota Mining & Manufacturing Co.	6,826,200
22,200	PPG Industries, Inc.	899,100
26,400	Praxair, Inc.	1,168,200
391,700	The Dow Chemicals Co.	10,257,644

		21,526,769

Clothing – 0.3%
231,800	The Limited, Inc.	4,636,000

Computer Hardware – 9.6%
176,900	Apple Computer, Inc.*	10,779,844
42,200	Cabletron Systems, Inc.*	1,579,863
690,800	Cisco Systems, Inc.*	47,406,150
69,500	Dell Computer Corp.*	3,031,937
196,000	EMC Corp.*	19,208,000
150,100	Hewlett-Packard Co.	18,124,575
79,300	Network Appliance, Inc.*	9,278,100
56,943	Palm, Inc.*	2,505,492
22,500	SanDisk Corp.*	1,878,750
80,800	Seagate Technology, Inc.*	4,797,500
157,900	Sun Microsystems, Inc.*	20,043,431

		138,633,642

Computer Software – 7.0%
14,500	Adobe Systems, Inc.	1,885,000
129,200	International Business Machines, Inc.	17,054,400
470,500	Microsoft Corp.*	32,846,781
346,100	Oracle Corp.*	31,473,469
9,100	Sabre Holdings Corp.	253,662
14,800	Sapient Corp.*	777,000
22,400	Siebel Systems, Inc.*	4,431,000
101,900	VERITAS Software Corp.*	12,285,319

		101,006,631

Construction – 0.1%
43,700	Fluor Corp.	1,308,269

Shares	Description	Value

Common Stocks – (continued)

Consumer Durables – 0.5%
68,100	Sherwin-Williams Co.	$ 1,566,300
132,800	Whirlpool Corp.	5,046,400

		6,612,700

Defense/Aerospace – 0.7%
22,400	Northrop Grumman Corp.	1,743,000
153,200	The Boeing Co.	8,215,350

		9,958,350

Department Store – 2.2%
234,600	Federated Department Stores, Inc.*	6,480,825
61,700	Sears, Roebuck & Co.	1,924,269
217,400	Target Corp.	5,054,550
373,800	Wal-Mart Stores, Inc.	17,732,137

		31,191,781

Drugs – 7.6%
156,300	Allergan, Inc.	11,429,437
141,700	Amgen, Inc.*	10,742,631
25,100	Bristol-Myers Squibb Co.	1,330,300
44,200	Cardinal Health, Inc.	3,616,113
14,500	Celera Genomics*	1,572,344
31,200	Chiron Corp.*	1,686,750
58,600	Eli Lilly & Co.	4,277,800
18,200	Genentech, Inc.*	3,467,100
57,600	MedImmune, Inc.*	4,845,600
284,100	Merck & Co., Inc.	19,851,487
23,200	Millennium Pharmaceuticals*	3,320,500
22,500	PE Corp-PE Biosystems Group	2,213,438
848,750	Pfizer, Inc.	36,708,437
87,873	Pharmacia Corp.	5,146,063

		110,208,000

Electrical Equipment – 6.5%
117,000	ADC Telecommunications, Inc.*	4,789,687
17,200	Advanced Fibre Communications, Inc.*	909,181
8,600	CIENA Corp.*	1,906,512
67,700	Corning, Inc.	22,201,369
188,900	General Dynamics Corp.	11,888,894
105,600	Lucent Technologies, Inc.	4,415,400
44,300	Motorola, Inc.	1,597,569
413,081	Nortel Networks Corp.	33,691,919
31,800	QUALCOMM, Inc.*	1,904,025
50,000	Scientific-Atlanta, Inc.	3,896,875
19,400	Teradyne, Inc.	1,257,363
26,500	Terayon Communication Systems, Inc.	1,470,750
91,500	Vishay Intertechnology, Inc.*	3,688,594

		93,618,138

Electrical Utilities – 2.2%
117,800	Calpine Corp.*	11,662,200
42,200	Constellation Energy Group	1,614,150
67,400	Duke Energy Corp.	5,042,362
48,400	Dynegy, Inc.	2,178,000
50,000	FPL Group, Inc.	2,668,750
122,700	Public Service Enterprise	4,447,875
78,200	Unicom Corp.	3,572,763

		31,186,100

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Energy Resources – 5.3%
39,900	Apache Corp.	$ 2,513,700
122,300	Chevron Corp.	10,334,350
72,300	Enron Corp.	6,136,462
408,358	Exxon Mobil Corp.	33,332,222
39,100	Kerr-McGee Corp.	2,470,631
24,500	Phillips Petroleum Co.	1,515,938
339,700	Royal Dutch Petroleum Co. ADR	20,785,394

		77,088,697

Entertainment – 1.2%
271,600	The Walt Disney Co.	10,575,425
93,200	Viacom, Inc. Class B*	6,273,525

		16,848,950

Financial Services – 5.8%
43,500	American Express Co.	2,571,937
99,200	Comdisco, Inc.	2,380,800
68,900	Federal National Mortgage Assn.	3,703,375
1,120,500	General Electric Co.	65,759,344
60,900	Marsh & McLennan Cos., Inc.	7,231,875
18,500	Providian Financial Corp.	2,126,344

		83,773,675

Food & Beverage – 3.9%
243,416	Archer-Daniels-Midland Co.	2,145,106
168,800	ConAgra, Inc.	3,091,150
41,300	General Mills, Inc.	1,326,762
50,800	H.J. Heinz Co.	1,936,750
88,500	IBP, Inc.	1,421,531
346,000	Nabisco Group Holdings Corp.	9,709,625
192,400	Nabisco Holdings Corp.	10,281,375
385,400	PepsiCo., Inc.	16,427,675
58,000	Supervalu, Inc.	866,375
94,800	The Coca-Cola Co.	4,988,850
73,900	The Pepsi Bottling Group, Inc.	2,346,325
22,000	The Quaker Oats Co.	1,494,625

		56,036,149

Forest – 0.4%
153,100	Georgia-Pacific Group	4,095,425
28,300	Kimberly-Clark Corp.	1,655,550

		5,750,975

Gold – 0.1%
115,500	Barrick Gold Corp.	1,840,781

Grocery – 0.4%
63,034	Safeway, Inc.*	3,108,364
101,400	The Kroger Co.*	2,300,513

		5,408,877

Heavy Electrical – 0.3%
63,100	Emerson Electric Co.	4,176,431

Home Products – 0.5%
70,300	Colgate-Palmolive Co.	3,580,906
1	Energizer Holdings, Inc.*	20
95,600	Fortune Brands, Inc.	2,437,800

Shares	Description	Value

Common Stocks – (continued)

Home Products – (continued)
46,800	Ralston Purina Group	$ 1,058,850

		7,077,576

Hotels – 0.2%
152,000	Park Place Entertainment Corp.*	2,232,500

Industrial Parts – 1.6%
72,100	Ingersoll-Rand Co.	3,285,056
54,600	Parker-Hannifin Corp.	1,900,762
227,186	Tyco International Ltd.	12,949,602
89,300	United Technologies Corp.	5,575,669

		23,711,089

Industrial Services – 0.4%
126,400	Hertz Corp.	3,871,000
69,600	Robert Half International, Inc.*	2,214,150

		6,085,150

Information Services – 0.8%
73,500	Automatic Data Processing, Inc.	4,382,437
19,400	Computer Sciences Corp.*	1,533,813
36,600	Electronic Data Systems Corp.	1,823,138
83,500	First Data Corp.	3,981,906

		11,721,294

Internet – 1.5%
245,900	America Online, Inc.*	14,415,888
57,700	Yahoo!, Inc.*	7,010,550

		21,426,438

Leisure – 0.8%
181,800	Eastman Kodak Co.	11,317,050

Life Insurance – 1.6%
34,400	AFLAC, Inc.	1,857,600
25,800	American General Corp.	1,878,563
84,000	Cigna Corp.	8,169,000
112,300	UnitedHealth Group, Inc.	10,612,350

		22,517,513

Media – 2.1%
116,800	Fox Entertainment Group, Inc.*	3,379,900
325,200	General Motors Corp. Class H*	10,772,250
116,500	Infinity Broadcasting Corp.*	4,412,437
140,500	Time Warner, Inc.	12,012,750

		30,577,337

Medical Products – 2.3%
75,700	Abbott Laboratories	3,311,875
18,900	Bausch & Lomb, Inc.	675,675
63,400	Baxter International, Inc.	5,278,050
240,400	Johnson & Johnson	22,101,775
25,600	Medtronic, Inc.	1,312,000

		32,679,375

Medical Providers – 0.2%
197,300	Beverly Enterprises, Inc.*	1,023,494
67,400	HCA-The Healthcare Corp.	2,325,300

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Medical Providers – (continued)
1	Lifepoint Hospitals, Inc.*	$ 30
1	Triad Hospitals, Inc.*	29

		3,348,853

Mining – 0.4%
160,000	Alcan Aluminium Ltd.	5,250,000
26,300	Nucor Corp.	966,525

		6,216,525

Motor Vehicle – 1.9%
399,283	Ford Motor Co.	9,657,657
220,000	General Motors Corp.	15,881,250
45,300	Johnson Controls, Inc.	2,420,719

		27,959,626

Oil Refining – 0.1%
70,600	Tosco Corp.	2,153,300

Oil Services – 0.4%
59,600	BJ Services Co.*	3,993,200
36,700	Noble Drilling Corp.*	1,779,950

		5,773,150

Property Insurance – 3.0%
209,112	Allstate Corp.	6,077,317
259,789	American International Group, Inc.	23,153,695
18,500	Jefferson-Pilot Corp.	1,224,469
26,400	Loews Corp.	2,136,750
85,500	MGIC Investment Corp.	5,028,469
58,100	The Hartford Financial Services Group, Inc.	3,870,912
33,000	The PMI Group, Inc.	2,046,000

		43,537,612

Publishing – 0.2%
28,300	Dow Jones & Co., Inc.	1,770,519
25,400	Knight-Ridder, Inc.	1,387,475

		3,157,994

Railroads – 0.1%
91,800	Burlington Northern Santa Fe Corp.	2,054,025

Restaurants – 0.2%
43,800	Brinker International, Inc.*	1,390,650
47,000	Tricon Global Restaurants, Inc.*	1,368,875

		2,759,525

Security/Asset Management – 2.1%
208,300	AXA Financial, Inc.	10,779,525
21,900	Lehman Brothers Holdings, Inc.	3,175,500
10,300	Merrill Lynch & Co., Inc.	1,493,500
92,500	Morgan Stanley Dean Witter & Co.	9,949,531
143,450	The Charles Schwab Corp.	5,477,997

		30,876,053

Semiconductors – 8.7%
141,400	Advanced Micro Devices, Inc.*	5,320,175
58,500	Analog Devices, Inc.*	5,879,250
70,100	Applied Materials, Inc.*	6,050,506
23,300	Applied Micro Circuits Corp.*	4,728,444
22,900	Broadcom Corp.*	5,725,000
674,400	Intel Corp.	50,495,700
148,700	JDS Uniphase Corp.*	18,510,827

Shares	Description	Value

Common Stocks – (continued)

Semiconductors – (continued)
18,600	KLA-Tencor Corp.*	$ 1,220,625
92,500	Micron Technology, Inc.*	7,561,875
7,400	PMC-Sierra, Inc.*	1,746,400
14,200	SDL, Inc.*	5,641,837
140,100	Texas Instruments, Inc.	9,377,944
38,400	Xilinx, Inc.*	3,412,800

		125,671,383

Specialty Retail – 1.5%
24,500	Avnet, Inc.	1,466,938
93,300	Lowes Co., Inc.	4,181,006
256,900	The Home Depot, Inc.	12,347,256
90,400	Tiffany & Co.	3,762,900

		21,758,100

Telephone – 5.1%
463,475	AT&T Corp.	14,599,462
45,200	BCE, Inc.	1,017,000
399,500	BellSouth Corp.	14,906,344
74,800	Citizens Communications Co.*	1,220,175
294,222	SBC Communications, Inc.	12,283,768
218,100	Sprint Corp.	7,306,350
260,118	Verizon Communications	11,347,648
304,000	WorldCom, Inc.*	11,096,000

		73,776,747

Thrifts – 0.2%
46,700	Golden West Financial Corp.	2,224,088

Tobacco – 0.6%
247,300	Philip Morris Cos., Inc.	7,326,263
48,800	R.J. Reynolds Tobacco Holdings, Inc.	1,750,700

		9,076,963

Wireless – 0.7%
53,900	AT&T Wireless Group*	1,411,506
50,600	Telephone & Data Systems, Inc.	5,869,600
33,900	United States Cellular Corp.*	2,493,769

		9,774,875

TOTAL COMMON STOCKS
(Cost $1,098,258,504)		$1,440,600,967

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.2%

Joint Repurchase Agreement Account II ∧
$2,500,000	6.66%	09/01/2000	$ 2,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $2,500,000)			$ 2,500,000

TOTAL INVESTMENTS
(Cost $1,100,758,504)			$ 1,443,100,967

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on May 1, 1997 (commencement of operations) in Class A shares (maximum sales charge of 5.5%) of the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 1000 Growth Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A shares will vary from Class B, Class C, Institutional and Service shares due to differences in fees and loads.

CORE Large Cap Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1997 to August 31, 2000.

$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
Class A
Russell 1000 Growth Index
$24,484
$22,250
5/1/97
8/97
2/98
8/98
2/99
8/99
2/00
8/00

Average Annual Total Return through August 31, 2000	Since Inception	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	29.22%	33.73%
Including sales charges	27.06%	26.38%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	28.32%	32.78%
Including contingent deferred sales charges	27.80%	27.76%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	24.49%	32.84%
Including contingent deferred sales charges	24.49%	31.84%

Institutional Class (commenced May 1, 1997)	29.64%	34.34%

Service Class (commenced May 1, 1997)	29.03%	33.64%

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 98.5%

Apparel – 0.2%
55,900	Nike, Inc. Class B	$ 2,211,544

Chemicals – 0.6%
34,400	Praxair, Inc.	1,522,200
249,700	The Dow Chemicals Co.	6,539,019

		8,061,219

Clothing – 0.8%
252,100	Intimate Brands, Inc.	4,065,112
243,300	The Limited, Inc.	4,866,000
25,000	The Talbots, Inc.	1,673,438

		10,604,550

Computer Hardware – 16.6%
48,100	3Com Corp.	799,663
4,500	Alteon Websystems, Inc.*	666,000
171,100	Apple Computer, Inc.*	10,426,406
20,400	Brocade Communications Systems, Inc.*	4,606,575
1,154,900	Cisco Systems, Inc.*	79,255,012
98,400	Dell Computer Corp.*	4,292,700
13,100	Digital Lightwave, Inc.*	1,149,525
6,700	Echelon Corp.*	315,319
388,600	EMC Corp.*	38,082,800
10,200	Extreme Networks, Inc.*	949,237
161,100	Hewlett-Packard Co.	19,452,825
140,500	Network Appliance, Inc.*	16,438,500
98,909	Palm, Inc.*	4,351,996
19,300	Redback Networks, Inc.*	2,882,937
6,300	RSA Security, Inc.*	372,094
20,500	SanDisk Corp.*	1,711,750
50,000	Seagate Technology, Inc.*	2,968,750
300,100	Sun Microsystems, Inc.*	38,093,944

		226,816,033

Computer Software – 10.9%
44,400	Adobe Systems, Inc.	5,772,000
2,400	Agile Software Corp.*	166,650
70,100	BEA Systems, Inc.*	4,771,181
6,100	CheckFree Corp.*	316,056
1,900	Entrust Technologies, Inc.*	56,525
18,100	i2 Technologies, Inc.*	3,062,294
132,800	International Business Machines, Inc.	17,529,600
6,600	Internet Security Systems, Inc.*	534,600
24,100	Intuit, Inc.*	1,442,988
12,100	Mercury Interactive Corp.*	1,478,469
617,600	Microsoft Corp.*	43,116,200
13,000	Networks Associates, Inc.*	336,375
443,600	Oracle Corp.*	40,339,875
12,600	Rational Software Corp.*	1,621,462
7,400	Red Hat, Inc.*	185,925
15,200	Sapient Corp.*	798,000
29,700	Siebel Systems, Inc.*	5,875,031
23,700	TIBCO Software, Inc.*	2,415,919
147,425	VERITAS Software Corp.*	17,773,927
39,300	Vignette Corp.*	1,498,312

		149,091,389

Shares	Description	Value

Common Stocks – (continued)

Defense/Aerospace – 0.8%
198,200	The Boeing Co.	$ 10,628,475

Department Store – 2.1%
190,100	Federated Department Stores, Inc.*	5,251,512
41,000	Sears, Roebuck & Co.	1,278,688
183,700	Target Corp.	4,271,025
368,000	Wal-Mart Stores, Inc.	17,457,000

		28,258,225

Drugs – 11.4%
144,400	Allergan, Inc.	10,559,250
27,300	Alpharma, Inc.	1,545,863
245,400	Amgen, Inc.*	18,604,387
99,000	Cardinal Health, Inc.	8,099,437
33,800	Celera Genomics*	3,665,188
18,700	Chiron Corp.*	1,010,969
73,100	Eli Lilly & Co.	5,336,300
38,600	Forest Laboratories, Inc.*	3,777,975
46,200	Genentech, Inc.*	8,801,100
42,200	IVAX Corp.*	1,461,175
14,300	Medarex, Inc.*	1,580,150
61,400	MedImmune, Inc.*	5,165,275
380,300	Merck & Co., Inc.	26,573,462
39,700	Millennium Pharmaceuticals*	5,682,062
34,500	PE Corp-PE Biosystems Group	3,393,938
1,114,475	Pfizer, Inc.	48,201,044
43,700	Schering-Plough Corp.	1,753,463

		155,211,038

Electrical Equipment – 9.4%
158,400	ADC Telecommunications, Inc.*	6,484,500
33,000	Advanced Fibre Communications, Inc.*	1,744,359
22,500	Amphenol Corp.*	1,440,000
56,200	AVX Corp.	1,682,487
35,300	CIENA Corp.*	7,825,569
20,600	Comverse Technology, Inc.*	1,893,912
9,300	Copper Mountain Networks, Inc.*	557,419
99,000	Corning, Inc.	32,465,812
21,800	Credence Systems Corp.*	1,276,663
14,100	Ditech Communications Corp.*	831,900
7,000	GlobeSpan, Inc.*	843,063
4,000	Harmonic, Inc.*	134,000
194,400	KEMET Corp.*	5,832,000
36,400	Level 3 Communications, Inc.*	3,175,331
285,900	Lucent Technologies, Inc.	11,954,194
35,100	Motorola, Inc.	1,265,794
15,500	Newport Corp.	2,464,500
159,148	Nortel Networks Corp.	12,980,509
10,700	Power-One, Inc.*	1,695,281
27,300	Powerwave Technologies, Inc.*	1,313,812
91,800	QUALCOMM, Inc.*	5,496,525
114,300	Scientific-Atlanta, Inc.	8,908,256
15,000	Sycamore Networks, Inc.*	2,062,500
64,100	Tektronix, Inc.	4,883,619
37,900	Teradyne, Inc.	2,456,394

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
21,800	Terayon Communication Systems, Inc.*	$ 1,209,900
140,550	Vishay Intertechnology, Inc.*	5,665,922

		128,544,221

Electrical Utilities – 0.5%
59,200	Calpine Corp.*	5,860,800
23,964	Dynegy, Inc.	1,078,380

		6,939,180

Energy Resources – 1.0%
73,100	Apache Corp.	4,605,300
54,700	Devon Energy Corp.	3,203,369
61,300	Kerr-McGee Corp.	3,873,394
32,500	Murphy Oil Corp.	2,169,375

		13,851,438

Entertainment – 0.8%
247,900	The Walt Disney Co.	9,652,606
21,900	Viacom, Inc. Class B*	1,474,144

		11,126,750

Environmental Services – 0.2%
163,400	Republic Services, Inc.*	2,389,725

Financial Services – 6.1%
1,429,900	General Electric Co.	83,917,256

Food & Beverage – 2.5%
224,200	ConAgra, Inc.	4,105,662
50,100	Hormel Foods Corp.	773,419
285,100	IBP, Inc.	4,579,419
50,800	Keebler Foods Co.	2,327,275
289,200	Nabisco Group Holdings Corp.	8,115,675
105,000	PepsiCo., Inc.	4,475,625
54,900	Supervalu, Inc.	820,069
31,300	SYSCO Corp.	1,324,381
50,400	The Coca-Cola Co.	2,652,300
144,000	The Pepsi Bottling Group, Inc.	4,572,000

		33,745,825

Heavy Electrical – 0.1%
21,700	Molex, Inc.	1,146,031

Hotels – 0.1%
30,800	Marriott International, Inc.	1,216,600

Industrial Services – 0.5%
169,200	Hertz Corp.	5,181,750
58,500	Robert Half International, Inc.*	1,861,031

		7,042,781

Information Services – 1.5%
41,900	Automatic Data Processing, Inc.	2,498,287
72,600	Computer Sciences Corp.*	5,739,937
27,100	Convergys Corp.*	1,060,288
15,900	DST Systems, Inc.*	1,494,600
96,800	Electronic Data Systems Corp.	4,821,850
500	Healtheon/WebMD Corp.*	8,813

Shares	Description	Value

Common Stocks – (continued)

Information Services – (continued)
8,000	HomeStore.com, Inc.*	$ 433,500
9,500	Internap Network Services Corp.*	342,000
8,969	MarchFirst, Inc.*	173,774
25,300	Omnicom Group, Inc.	2,110,969
25,800	The Interpublic Group of Cos., Inc.	986,850
12,800	TMP Worldwide, Inc.*	885,600

		20,556,468

Internet – 5.6%
6,000	Akamai Technologies, Inc.*	453,375
29,700	Amazon.com, Inc.*	1,232,550
415,500	America Online, Inc.*	24,358,687
3,100	Ameritrade Holding Corp.*	58,319
29,400	Ariba, Inc.*	4,626,825
11,000	Art Technology Group, Inc.*	1,121,313
9,800	At Home Corp. Series A*	142,713
36,000	BroadVision, Inc.*	1,242,000
600	CacheFlow, Inc.*	65,625
34,600	CMGI, Inc.*	1,548,350
3,100	CNET Networks, Inc.*	103,850
31,700	Commerce One, Inc.*	1,982,241
1,400	Critical Path, Inc.*	108,150
5,900	Digex, Inc.*	499,656
16,100	DoubleClick, Inc.*	655,069
19,200	E*TRADE Group, Inc.*	340,800
4,000	E.piphany, Inc.*	416,000
19,400	eBay, Inc.*	1,202,800
2,600	Efficient Networks, Inc.*	139,709
72,300	Exodus Communications, Inc.*	4,948,031
28,300	InfoSpace.com, Inc.*	1,103,700
14,900	Inktomi Corp.*	1,942,587
37,700	Juniper Networks, Inc.*	8,058,375
11,000	Kana Communications, Inc.*	441,375
12,200	Liberate Technologies, Inc.*	375,150
13,400	Lycos, Inc.*	951,400
7,900	Macromedia, Inc.*	545,964
4,600	Phone.com, Inc.*	425,213
14,500	Portal Software, Inc.*	801,125
6,800	Priceline.com, Inc.*	184,875
8,000	Proxicom, Inc.*	193,500
18,700	PSINet, Inc.*	328,419
14,700	RealNetworks, Inc.*	715,706
5,600	Scient Corp.*	151,550
6,800	Software.com, Inc.*	989,825
35,812	VeriSign, Inc.*	7,122,111
17,500	VerticalNet, Inc.*	931,875
9,000	Vitria Technology, Inc.	423,000
46,200	Yahoo!, Inc.*	5,613,300

		76,545,113

Media – 1.8%
31,000	Fox Entertainment Group, Inc.*	897,063
207,700	General Motors Corp. Class H*	6,880,062
102,500	Infinity Broadcasting Corp.*	3,882,188
157,900	Time Warner, Inc.	13,500,450

		25,159,763

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statements of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 2.4%
142,700	Abbott Laboratories	$ 6,243,125
33,500	Baxter International, Inc.	2,788,875
144,000	Johnson & Johnson	13,239,000
102,800	Medtronic, Inc.	5,268,500
19,000	MiniMed, Inc.*	1,364,140
63,100	Stryker Corp.	2,827,669
11,500	Techne Corp.*	1,098,250

		32,829,559

Medical Providers – 0.1%
17,500	Quest Diagnostics, Inc.*	2,165,625

Oil Services – 0.1%
28,100	BJ Services Co.*	1,882,700

Publishing – 0.3%
38,200	Dow Jones & Co., Inc.	2,389,887
25,700	Knight-Ridder, Inc.	1,403,863

		3,793,750

Security/Asset Management – 2.3%
29,800	A.G. Edwards, Inc.	1,549,600
84,300	Lehman Brothers Holdings, Inc.	12,223,500
64,900	Merrill Lynch & Co., Inc.	9,410,500
14,500	Morgan Stanley Dean Witter & Co.	1,559,656
188,500	The Charles Schwab Corp.	7,198,344

		31,941,600

Semiconductors – 15.1%
149,000	Advanced Micro Devices, Inc.*	5,606,125
68,800	Analog Devices, Inc.*	6,914,400
39,700	Applied Materials, Inc.*	3,426,606
73,700	Applied Micro Circuits Corp.*	14,956,494
25,800	Broadcom Corp.*	6,450,000
35,000	Integrated Device Technology, Inc.*	3,071,250
1,233,000	Intel Corp.	92,320,875
197,740	JDS Uniphase Corp.*	24,615,540
113,700	Micron Technology, Inc.*	9,294,975
23,100	PMC-Sierra, Inc.*	5,451,600
12,000	QLogic Corp.*	1,362,000
24,400	RF Micro Devices, Inc.*	1,088,850
30,600	SDL, Inc.*	12,157,763
242,600	Texas Instruments, Inc.	16,239,037
26,700	TriQuint Semiconductor, Inc.*	1,476,844
16,300	Xilinx, Inc.*	1,448,663

		205,881,022

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 2.0%
73,700	CVS Corp.	$ 2,736,113
24,000	Lowes Co., Inc.	1,075,500
327,550	The Home Depot, Inc.	15,742,872
154,100	Tiffany & Co.	6,414,412
35,100	Zale Corp.*	1,296,506

		27,265,403

Telephone – 1.7%
108,080	AT&T Corp.	3,404,520
344,700	BCE, Inc.	7,755,750
27,200	BellSouth Corp.	1,014,900
39,000	NEXTLINK Communications, Inc.*	1,367,437
64,833	SBC Communications, Inc.	2,706,778
200,850	WorldCom, Inc.*	7,331,025

		23,580,410

Wireless – 1.0%
299,100	AT&T Wireless Group*	7,832,682
20,300	Sprint Corp. (PCS Group)*	1,018,806
36,900	Telephone & Data Systems, Inc.	4,280,400

		13,131,888

TOTAL COMMON STOCKS
(Cost $955,579,423)		$1,345,535,581

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.2%

Joint Repurchase Agreement Account II ∧
$16,300,000	6.66%	09/01/2000	$ 16,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $16,300,000)			$ 16,300,000

TOTAL INVESTMENTS
(Cost $971,879,423)			$1,361,835,581

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional shares at (NAV) of the Goldman Sachs CORE Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 2000 Growth Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads.

CORE Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2000.

Average Annual Total Return through August 31, 2000	Since Inception	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	8.90%	26.10%
Including sales charges	6.90%	19.11%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	8.11%	25.17%
Including contingent deferred sales charges	7.27%	20.17%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	8.20%	25.35%
Including contingent deferred sales charges	8.20%	24.35%

Institutional Class (commenced August 15, 1997)	9.34%	26.60%

Service Class (commenced August 15, 1997)	8.81%	25.93%

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 99.6%

Airlines – 0.5%
17,700	America West Holdings Corp. Class B*	$ 258,863
30,200	Frontier Airlines, Inc.*	517,175

		776,038

Alcohol – 0.2%
9,900	The Robert Mondavi Corp.*	405,900

Apparel – 0.5%
23,600	Phillips-Van Heusen Corp.	215,350
9,500	Skechers U.S.A., Inc.*	169,219
12,300	Springs Industries, Inc.	367,462
13,200	Steven Madden Ltd.*	162,525

		914,556

Banks – 4.0%
30,300	Brookline Bancorp, Inc.	357,919
27,100	Cullen/Frost Bankers, Inc.	840,100
9,900	First Charter Corp.	159,019
9,900	GBC Bancorp	374,962
8,500	Greater Bay Bancorp	527,000
44,491	Imperial Bancorp	967,679
30,600	Independence Community Bank Corp.	415,012
2,600	Net.B@nk, Inc.*	29,575
27,300	Silicon Valley Bancshares*	1,573,162
13,300	Southwest Bancorp of Texas, Inc.*	386,531
12,700	The South Financial Group, Inc.	165,100
25,300	Trustco Bank Corp.	325,738
18,500	United Bankshares, Inc.	367,688
25,100	United Community Financial Corp.	158,444

		6,647,929

Chemicals – 3.0%
30,600	Albemarle Corp.	759,262
23,800	Arch Chemicals, Inc.	432,862
10,200	Brady Corp.	295,163
19,300	Cambrex Corp.	905,894
14,500	Cytec Industries, Inc.*	483,937
28,100	Millennium Chemicals, Inc.	463,650
19,100	Spartech Corp.	472,725
16,600	The Dexter Corp.	981,475
36,200	W.R. Grace & Co.*	287,338

		5,082,306

Clothing – 1.3%
11,600	AnnTaylor Stores Corp.*	417,600
6,100	Hot Topic, Inc.*	172,706
21,900	The Cato Corp.	271,013
22,000	The Neiman Marcus Group, Inc.*	738,375
42,200	Venator Group, Inc.*	590,800

		2,190,494

Computer Hardware – 3.3%
23,200	Advanced Digital Information Corp.*	394,400
10,250	Avocent Corp.*	498,406
4,800	Cylink Corp.*	68,400

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
1,100	Globix Corp.*	$ 29,494
5,700	Identix, Inc.*	82,650
17,900	Imation Corp.*	398,275
16,700	InFocus Corp.*	807,862
5,700	Interlink Electronics, Inc.*	147,488
52,500	Iomega Corp.*	216,562
6,900	Mercury Computer Systems, Inc.*	195,572
9,100	MIPS Technologies, Inc.*	520,975
4,100	MMC Networks, Inc.*	499,431
2,700	Osicom Technologies, Inc.*	159,300
6,900	RadiSys Corp.*	385,969
2,500	SCM Microsystems, Inc.*	136,094
4,900	Secure Computing Corp.*	122,194
12,000	Take-Two Interactive Software, Inc.*	166,312
12,000	Zebra Technologies Corp.*	648,000

		5,477,384

Computer Software – 5.9%
18,200	Actuate Corp.*	472,062
3,800	Adept Technology, Inc.*	189,762
11,000	Advent Software, Inc.*	677,875
4,200	Allaire Corp.*	142,538
4,700	Aspen Technology, Inc.*	215,906
24,300	Avant! Corp.*	353,869
3,100	Bluestone Software, Inc.*	72,463
16,200	CACI International, Inc.*	364,500
4,900	Cerner Corp.*	186,506
8,700	Clarus Corp.*	526,350
2,400	Click2learn.com, Inc.*	36,450
2,700	Documentum, Inc.*	193,219
2,200	Excalibur Technologies Corp.*	104,500
23,400	eXcelon Corp.*	188,663
14,700	FileNET Corp.*	282,975
7,300	HNC Software, Inc.*	397,166
10,600	Hyperion Solutions Corp.*	335,225
18,500	IMR Global Corp.*	219,687
5,400	Informatica Corp.*	540,000
5,900	Information Architects Corp.*	37,613
9,800	Intergraph Corp.*	58,800
1,100	Manhattan Associates, Inc.*	51,013
7,600	Manugistics Group, Inc.*	666,900
33,800	Mentor Graphics Corp.*	637,975
7,500	National Computer Systems, Inc.	544,687
5,600	NetIQ Corp.*	316,400
8,500	New Era of Networks, Inc.*	298,031
15,800	Progress Software Corp.*	216,262
10,900	Puma Technology, Inc.*	265,006
9,950	Radiant Systems, Inc.*	170,394
12,900	Remedy Corp.*	301,537
1,600	Retek, Inc.*	55,100
5,100	Verity, Inc.*	233,325
2,300	WatchGuard Technologies, Inc.*	112,988
8,000	WebTrends Corp.*	301,375
3,100	ZixIt Corp.*	151,125

		9,918,247

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Construction – 3.4%
31,300	Centex Corp.	$ 903,787
20,500	D.R. Horton, Inc.	402,312
14,100	Granite Construction, Inc.	320,775
12,400	Insituform Technologies, Inc.*	380,525
19,200	M.D.C. Holdings, Inc.	481,200
27,800	Morrison Knudsen Corp.*	333,600
18,900	NCI Building Systems, Inc.*	333,113
11,900	NVR, Inc.*	874,650
16,100	Pulte Corp.	530,294
28,800	Standard Pacific Corp.	473,400
19,100	The Ryland Group, Inc.	469,144
19,500	URS Corp.*	257,156

		5,759,956

Consumer Durables – 0.7%
5,800	Harman International Industries, Inc.	445,150
27,800	Pier 1 Imports, Inc.	326,650
14,900	The Toro Co.	450,725

		1,222,525

Defense/Aerospace – 0.9%
26,100	Kaman Corp.	342,563
16,400	Precision Castparts Corp.	1,246,400

		1,588,963

Department Store – 0.1%
18,900	Value City Department Stores, Inc.*	170,100

Drugs – 7.6%
5,900	Allscripts, Inc.*	172,206
17,100	Alpharma, Inc.	968,287
23,400	AmeriSource Health Corp.*	813,150
3,700	Aurora Biosciences Corp.*	252,988
12,250	Barr Laboratories, Inc.*	869,750
17,000	Bergen Brunswig Corp.	159,375
35,010	Bindley Western Industries, Inc.	1,008,726
8,400	Biosite Diagnostics, Inc.*	584,325
14,500	Cell Genesys, Inc.*	446,781
5,500	Cubist Pharmaceuticals, Inc.*	336,188
28,700	Dura Pharmaceuticals, Inc.*	791,044
6,400	Emisphere Technologies, Inc.*	211,200
6,700	Enzon, Inc.*	407,862
5,600	GelTex Pharmaceuticals, Inc.*	226,888
7,200	Genome Therapeutics Corp.*	180,900
25,500	Herbalife International, Inc.	247,031
10,800	ILEX Oncology, Inc.*	356,400
11,700	Immunomedics, Inc.*	292,500
1,200	Luminex Corp.*	48,000
4,900	Maxim Pharmaceuticals, Inc.*	299,819
13,300	Medicis Pharmaceutical Corp.*	857,019
2,700	Myriad Genetics, Inc.*	377,662
6,800	Neose Technologies, Inc.*	278,800
13,700	Noven Pharmaceuticals, Inc.*	575,400
8,700	Pharmacopeia, Inc.*	364,856
9,884	Priority Healthcare Corp. Class B*	570,801
13,900	SciClone Pharmaceuticals, Inc.*	164,194

Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
7,200	SuperGen, Inc.*	$ 141,750
16,800	Syncor International Corp.*	672,000

		12,675,902

Electrical Equipment – 7.0%
6,600	Advanced Energy Industries, Inc.*	377,025
8,250	Aeroflex, Inc.*	303,187
1,700	Anaren Microwave, Inc.*	200,706
19,400	Anixter International, Inc.*	679,000
5,200	Celeritek, Inc.*	233,350
6,600	Checkpoint Systems, Inc.*	52,800
5,300	Cobalt Networks, Inc.*	263,013
7,100	Coherent, Inc.*	571,550
8,500	DSP Group, Inc.*	393,125
9,700	FEI Co.	292,213
18,300	Glenayre Technologies, Inc.*	199,013
2,300	Keithley Instruments, Inc.	174,656
13,600	Kent Electronics Corp.*	397,800
21,600	Kimball International, Inc. Class B	367,200
10,500	Littelfuse, Inc.*	381,281
10,900	LTX Corp.*	278,631
8,400	Methode Electronics, Inc.	505,050
12,900	MRV Communications, Inc.*	994,106
8,900	Nanometrics, Inc.*	442,775
10,800	Natural MicroSystems Corp.*	805,275
6,000	Netro Corp.*	495,750
5,000	Network Equipment Technologies, Inc.*	60,313
8,200	Park Electrochemical Corp.	329,537
2,700	PC-Tel, Inc.*	75,600
5,500	Photon Dynamics, Inc.*	258,156
5,100	Plexus Corp.*	789,225
12,500	Robotic Vision Systems, Inc.*	158,594
25,700	Sensormatic Electronics Corp.*	427,262
2,500	Tollgrade Communications, Inc.*	277,969
4,200	Trimble Navigation Ltd.*	174,563
9,000	Vicor Corp.*	392,625
13,100	Westell Technologies, Inc.*	209,600
2,200	Zygo Corp.*	174,625

		11,735,575

Electrical Utilities – 2.4%
42,700	CMP Group, Inc.	1,254,312
14,700	Empire District Electric Co.	381,281
35,600	Public Service Co. of New Mexico	760,950
44,900	RGS Energy Group, Inc.	1,116,888
10,500	UIL Holdings Corp.	528,281

		4,041,712

Energy Resources – 1.6%
25,900	Cross Timbers Oil Co.	684,731
7,900	Patina Oil & Gas Corp.	167,875
25,200	Southwestern Energy Co.	195,300
9,500	St. Mary Land & Exploration Co.	393,062
19,100	Tom Brown, Inc.*	415,425

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Energy Resources – (continued)
9,300	Veritas DGC, Inc.*	$ 248,194
26,700	Vintage Petroleum, Inc.	560,700

		2,665,287

Entertainment – 0.3%
34,000	Handleman Co.*	420,750

Equity REIT – 5.4%
11,100	Alexandria Real Estate Equities, Inc.	388,500
28,500	Bedford Property Investors, Inc.	553,969
35,500	Brandywine Realty Trust	727,750
18,000	EastGroup Properties, Inc.	393,750
30,100	Glenborough Reality Trust, Inc.	560,612
36,400	Health Care Property Investors, Inc.	957,775
17,600	LNR Property Corp.	374,000
12,000	Mid-America Apartment Communities, Inc.	290,250
17,600	Pacific Gulf Properties, Inc.	491,700
7,000	Parkway Properties, Inc.	222,250
20,600	Prentiss Properties Trust	500,837
20,700	Realty Income Corp.	470,925
13,900	Shurgard Storage Centers, Inc.	330,994
20,900	SL Green Reality Corp.	560,381
17,400	Storage USA, Inc.	524,175
27,500	Summit Properties, Inc.	639,375
15,000	Sun Communities, Inc.	464,063
13,000	Weingarten Reality Investors	526,500

		8,977,806

Financial Services – 2.1%
31,500	Advanta Corp.	409,500
33,100	AmeriCredit Corp.*	914,387
10,200	Arthur J. Gallagher & Co.	499,800
26,800	Credit Acceptance Corp.*	160,800
1,500	ePlus, Inc.*	29,344
8,000	Financial Federal Corp.*	170,000
20,350	Metris Cos., Inc.	731,328
3,400	NextCard, Inc.*	27,944
34,700	Security Capital Group, Inc. Class B*	589,900

		3,533,003

Food & Beverage – 1.8%
19,600	Agribrands International, Inc.*	779,100
24,600	Corn Products International, Inc.	618,075
33,200	Fleming Cos., Inc.	512,525
26,900	Pilgrim’s Pride Corp.	183,256
6,200	Smithfield Foods, Inc.*	164,688
13,700	Suiza Foods Corp.*	685,000

		2,942,644

Forest – 0.7%
47,800	Louisiana-Pacific Corp.	504,888
22,300	United Stationers, Inc.*	723,356

		1,228,244

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 1.1%
18,900	California Water Services Group	$ 496,125
22,000	Oneok, Inc.	702,625
11,600	SEMCO Energy, Inc.	174,000
23,700	UGI Corp.	540,656

		1,913,406

Gold – 0.2%
32,800	Freeport-McMoRan Copper & Gold, Inc. Class B*	321,850

Grocery – 0.3%
8,300	Whole Foods Market, Inc.*	419,150

Heavy Electrical – 2.1%
14,350	A.O. Smith Corp.	226,013
24,500	Belden, Inc.	640,062
19,000	C&D Technologies, Inc.	1,049,750
21,150	Cable Design Technologies Corp.*	571,050
17,300	Cummins Engine Co., Inc.	614,150
14,600	International FiberCom, Inc.*	344,925

		3,445,950

Heavy Machinery – 0.6%
7,200	NACCO Industries, Inc.	337,500
34,200	Trinity Industries, Inc.	662,625

		1,000,125

Home Products – 0.3%
20,800	Playtex Products, Inc.*	247,000
9,700	Zomax, Inc.*	188,544

		435,544

Hotels – 0.8%
29,000	Argosy Gaming Co.*	464,000
49,400	Aztar Corp.*	719,387
33,900	Boyd Gaming Corp.*	156,788

		1,340,175

Industrial Parts – 2.5%
9,800	Brooks Automation, Inc.*	542,062
25,900	Clarcor, Inc.	534,188
3,500	Cymer, Inc.*	160,781
18,500	Flowserve Corp.	342,250
12,100	Hughes Supply, Inc.	257,730
18,000	Kennametal, Inc.	461,250
9,000	Mattson Technology, Inc.*	196,875
46,800	The Timken Co.	763,425
8,100	Thomas Industries, Inc.	163,519
27,500	Watts Industries, Inc.	309,375
20,800	York International Corp.	517,400

		4,248,855

Industrial Services – 3.0%
19,900	Aaron Rents, Inc. Class B	273,625
18,000	Avis Rent A Car, Inc.*	553,500
10,300	Chemed Corp.	315,437
38,000	Dollar Thrifty Automotive Group, Inc.*	859,750

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Services – (continued)
4,300	Frontline Capital Group*	$ 75,519
5,200	Hall, Kinion & Associates, Inc.*	171,600
4,800	Heidrick & Struggles International, Inc.*	279,000
6,700	Learning Tree International, Inc.*	458,531
13,600	Rent-A-Center, Inc.*	447,950
10,100	Rent-Way, Inc.*	247,450
24,350	Rollins Truck Leasing Corp.	164,363
9,400	Rollins, Inc.	141,000
20,200	The Wackenhut Corp.	286,587
18,800	United Rentals, Inc.*	390,100
7,200	XTRA Corp.*	319,500

		4,983,912

Information Services – 2.7%
1,700	AGENCY.COM, Inc.*	40,694
3,400	Analysts International Corp.	28,263
4,400	BARRA, Inc.*	253,550
10,200	Braun Consulting, Inc.*	165,750
4,600	Calico Commerce, Inc.*	46,431
2,700	Cheap Tickets, Inc.*	28,688
6,400	Cognizant Technology Solutions Corp.*	273,600
11,600	Cyber-Care, Inc.*	68,875
2,900	Data Return Corp.*	57,773
9,400	Diamond Technology Partners, Inc.*	599,837
3,800	Digital Insight Corp.*	100,700
13,400	F.Y.I., Inc.*	522,600
7,900	Fair Isaac & Co., Inc.	362,906
5,500	Forrester Research, Inc.*	336,187
3,700	HotJobs.com, Ltd.*	70,531
17,000	infoUSA, Inc.	105,188
9,300	Interliant, Inc.*	123,225
800	Keynote Systems, Inc.*	24,200
1,700	McAfee.com Corp.*	44,731
2,400	Metricom, Inc.*	97,650
3,200	Modem Media, Inc.*	33,800
5,400	MP3.com, Inc.*	44,550
3,400	Multex.com, Inc.*	73,950
6,000	Nanogen, Inc.*	144,750
5,500	Netcentives, Inc.*	52,938
8,000	Network Commerce, Inc.*	44,000
11,600	Pegasus Systems, Inc.*	230,550
2,200	PurchasePro.com, Inc.*	127,119
13,300	Sylvan Learning Systems, Inc.*	192,019
30,400	Technology Solutions Co.	94,050
3,800	The TriZetto Group, Inc.*	38,950
3,400	Travelocity.com, Inc.*	46,750
4,900	U.S. Interactive, Inc.*	38,281

		4,513,086

Internet – 4.0%
2,000	24/7 Media, Inc.*	28,875
2,800	About.com, Inc.*	122,150
6,100	AppNet, Inc.*	301,569
4,100	Ask Jeeves, Inc.*	125,050
5,400	Axent Technologies, Inc.*	128,250

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
6,700	Be Free, Inc.*	$ 40,619
5,900	Broadbase Software, Inc.*	123,531
2,400	CareInsite, Inc.*	53,700
9,700	Digital Island*	287,969
1,200	DigitalThink, Inc.*	40,875
2,600	Digitas, Inc.*	35,750
5,800	eGain Communications Corp.*	75,762
1,900	eMerge Interactive, Inc.*	41,919
3,100	F5 Networks, Inc.*	179,800
1,800	FirePond, Inc.*	37,575
2,000	GetThere.com, Inc.*	34,750
5,400	GlobalNet Financial.com, Inc.*	53,325
4,800	Go2Net, Inc.*	331,200
3,200	GoAmerica, Inc.*	35,000
5,100	GoTo.com, Inc.*	94,987
8,300	High Speed Access Corp.*	47,725
1,400	Hotel Reservations Network, Inc.*	49,263
4,400	IDT Corp.*	174,900
3,000	IMPSAT Fiber Networks, Inc.*	46,500
1,100	Interactive Intelligence, Inc.*	48,744
10,000	Internet Pictures Corp.*	78,125
2,500	internet.com Corp.*	78,750
11,100	Intertrust Technologies Corp.*	178,294
4,100	InterWorld Corp.*	82,512
6,000	Interwoven, Inc.*	576,000
3,100	IntraNet Solutions, Inc.*	140,469
8,300	iXl Enterprises, Inc.*	79,369
2,600	LifeMinders, Inc.*	78,000
7,700	LookSmart, Ltd.*	128,975
9,300	Mail.com, Inc.*	58,706
3,400	Marimba, Inc.*	57,375
1,500	MatrixOne, Inc.*	51,750
2,000	Media Metrix, Inc.*	49,500
4,200	MyPoints.com, Inc.*	57,225
1,600	NBC Internet, Inc.*	16,800
3,500	Net Perceptions, Inc.*	49,656
3,100	Netegrity, Inc.*	272,800
2,800	Netopia, Inc.*	102,550
4,400	Network Access Solutions Corp.*	34,925
900	Nuance Communications, Inc.*	118,462
1,900	OneMain.com, Inc.*	18,733
1,300	ORATEC Interventions, Inc.*	46,231
1,500	OTG Software, Inc.*	33,563
3,100	Packeteer, Inc.*	149,187
2,900	Persistence Software, Inc.*	49,300
2,600	Primus Knowledge Solutions, Inc.*	61,263
5,700	Prodigy Communications Corp.*	42,928
4,200	Quintus Corp.*	54,863
6,100	Rare Medium Group, Inc.*	61,000
9,100	Rhythms NetConnections, Inc.*	81,900
1,300	Saba Software, Inc.*	37,213
5,100	SciQuest.com, Inc.*	49,088
1,100	Selectica, Inc.*	52,456
1,200	SmartServ Online, Inc.*	44,175
2,200	SonicWall, Inc.*	167,475
1,900	SportsLine.com, Inc.*	33,606

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
300	StarMedia, Network, Inc.*	$ 2,550
4,400	Ticketmaster Online-CitySearch, Inc. Class B*	105,875
1,900	Tumbleweed Communications Corp.*	118,987
2,800	Tut Systems, Inc.*	281,750
5,000	Ventro Corp.*	71,250
3,600	VIA NET.WORKS, Inc.*	46,575
3,700	Viador, Inc.*	34,225
7,300	Viant Corp.*	101,287
3,000	WorldGate Communications, Inc.*	59,250

		6,634,761

Leisure – 1.2%
21,000	Fairfield Communities, Inc.*	168,000
17,300	Pinnacle Entertainment, Inc.*	356,812
3,700	Quokka Sports, Inc.*	25,438
8,500	Russ Berrie & Company, Inc.	174,250
15,750	SCP Pool Corp.*	461,672
37,350	Station Casinos, Inc.*	536,906
18,200	WMS Industries, Inc.*	291,200

		2,014,278

Life Insurance – 0.5%
14,578	Delphi Financial Group, Inc.	603,165
12,500	FBL Financial Group, Inc.	184,375

		787,540

Media – 0.7%
8,200	Gaylord Entertainment Co.	214,225
13,500	Insight Communications, Inc.*	240,469
11,600	Media General, Inc.	597,400
11,700	Playboy Enterprises, Inc. Class B*	171,844

		1,223,938

Medical Products – 2.4%
11,100	ADAC Laboratories*	248,362
11,400	ArthroCare Corp.*	507,300
17,600	Henry Schein, Inc.*	323,400
6,400	Invacare Corp.	172,400
45,500	Owens & Minor, Inc.	696,719
7,300	PolyMedica Corp.*	259,150
9,900	Respironics, Inc.*	187,481
16,700	Scott Technologies, Inc.*	316,256
21,200	The Cooper Cos., Inc.	696,950
14,500	Varian Medical Systems, Inc.	666,094

		4,074,112

Medical Providers – 2.1%
37,100	AmeriPath, Inc.*	505,488
21,200	Apria Healthcare Group, Inc.*	315,350
24,000	Foundation Health Systems, Inc.*	421,500
7,800	Laboratory Corp. of America Holdings	922,837
48,700	Omnicare, Inc.	666,581
21,600	Triad Hospitals, Inc.*	623,700

		3,455,456

Shares	Description	Value

Common Stocks – (continued)

Mining – 1.9%
15,500	AK Steel Holding Corp.	$ 168,563
29,900	Commercial Metals Co.	835,331
24,400	CONSOL Energy, Inc.	507,825
17,000	Mueller Industries, Inc.*	536,562
37,000	National Steel Corp. Class B	150,313
23,200	Quanex Corp.	433,550
18,400	Reliance Steel & Aluminum Corp.	379,500
8,400	U.S. Can Corp.*	160,650

		3,172,294

Motor Vehicle – 0.6%
33,000	Lear Corp.*	711,562
5,600	Oshkosh Truck Corp.	198,800
13,000	Winnebago Industries, Inc.	166,563

		1,076,925

Oil Refining – 0.5%
10,900	Northwestern Corp.	237,075
24,000	Western Gas Resources, Inc.	526,500

		763,575

Oil Services – 1.2%
8,600	Atwood Oceanics, Inc.*	390,225
85,500	Parker Drilling Co.*	614,531
15,000	Patterson Energy, Inc.*	470,625
11,000	Seitel, Inc.	172,563
8,900	UTI Energy Corp.*	331,525

		1,979,469

Property Insurance – 1.2%
7,800	Argonaut Group, Inc.	128,700
21,800	Fidelity National Financial, Inc.	434,637
15,200	First American Financial Corp.	250,800
7,800	HCC Insurance Holdings, Inc.	164,775
6,900	PMA Capital Corp.	116,438
7,700	SCPIE Holdings, Inc.	167,475
11,800	Stewart Information Services Corp.	158,562
19,800	The Commerce Group, Inc.	514,800

		1,936,187

Publishing – 1.6%
19,100	ADVO, Inc.*	781,906
8,300	Penton Media, Inc.	259,894
23,400	Pulitzer, Inc.	1,007,662
16,800	The Standard Register Co.	215,250
42,500	The Topps Co., Inc.*	334,688

		2,599,400

Restaurants – 1.1%
26,100	Buffets, Inc.*	345,825
10,600	CEC Entertainment, Inc.*	306,075
22,200	RARE Hospitality International, Inc.*	624,375
21,400	Ruby Tuesday, Inc.	267,500
10,000	Sonic Corp.*	326,250

		1,870,025

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 2.1%
17,500	Affiliated Managers Group, Inc.*	$ 975,625
15,300	BlackRock, Inc.*	627,300
4,800	Donaldson, Lufkin & Jenrette, Inc- DLJdirect*	39,000
2,200	eSPEED, Inc.*	67,650
21,800	Jefferies Group, Inc.	663,537
12,200	National Discount Brokers Group, Inc.*	441,488
15,200	The John Nuveen Co.	689,700

		3,504,300

Semiconductors – 4.1%
10,600	Actel Corp.*	466,400
17,700	Alliance Semiconductor Corp.*	465,731
12,150	ANADIGICS, Inc.*	437,400
6,200	Asyst Technologies, Inc.*	162,363
21,200	Cirrus Logic, Inc.*	641,300
9,200	Cohu, Inc.	188,600
2,100	Elantec Semiconductor, Inc.*	185,850
4,500	Electro Scientific Industries, Inc.*	185,344
8,150	Exar Corp.*	983,094
7,000	General Semiconductor, Inc.*	101,938
4,000	Microsemi Corp.*	169,000
7,100	Oak Technology, Inc.*	206,787
24,800	Pioneer-Standard Electronics, Inc.	339,450
5,200	PRI Automation, Inc.*	268,450
6,000	Rainbow Technologies, Inc.*	237,750
15,750	Remec, Inc.*	448,875
22,700	Silicon Valley Group, Inc.*	632,762
4,100	SIPEX Corp.*	176,556
8,300	Varian Semiconductor Equipment Associates, Inc.*	474,137
10,300	White Electronic Designs Corp.	164,800

		6,936,587

Specialty Retail – 2.7%
22,400	Bandag, Inc.	729,400
18,700	Borders Group, Inc.*	248,944
17,000	Brown Shoe Co.	182,750
5,600	Drugstore.com, Inc.*	34,300
21,900	Genesco, Inc.*	354,506
21,500	Haverty Furniture Cos., Inc.	248,594
3,200	Hollywood Entertainment Corp.*	22,400
4,100	Hollywood.com, Inc.*	34,338
4,200	Insight Enterprises, Inc.*	211,050
19,850	InterTAN, Inc.*	275,419
13,400	Michaels Stores, Inc.*	469,000
24,000	PETCO Animal Supplies, Inc.*	504,000
18,400	School Specialty, Inc.*	332,350
37,400	Spiegel, Inc.	254,787
7,300	ValueVision International, Inc.*	213,981
13,000	Zale Corp.*	480,187

		4,596,006

Telephone – 1.0%
13,100	CFW Communications Co.	445,400
4,600	Commonwealth Telephone Enterprises, Inc.*	$ 177,675
10,200	CTC Communications Group, Inc.*	251,175

Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
6,900	DSL.net, Inc.*	42,263
15,900	Electric Lightwave, Inc.*	206,700
5,900	Illuminet Holdings, Inc.*	234,525
1,700	ITXC Corp.*	34,000
2,400	Net2Phone, Inc.*	70,950
3,300	Network Plus Corp.*	37,744
14,300	Pac-West Telecomm, Inc.*	201,987
6,500	TALK.com, Inc.*	46,719

		1,749,138

Thrifts – 2.0%
14,200	Bank United Corp.	639,000
18,400	Bay View Capital Corp.	179,400
12,700	Downey Financial Corp.	425,450
41,200	FirstFed Financial Corp.*	741,600
40,889	Republic Security Financial Corp.	176,334
37,300	Richmond County Financial Corp.	750,662
26,600	Staten Island Bancorp, Inc.	490,438

		3,402,884

Tobacco – 0.3%
20,900	Universal Corp.	540,788

Truck Freight – 1.2%
30,800	American Freightways Corp.*	506,275
13,900	Arkansas Best Corp.	209,369
20,600	Arnold Industries, Inc.	320,587
22,000	Overseas Shipholding Group	647,625
21,700	Yellow Corp.*	330,925

		2,014,781

Wireless – 0.9%
25,300	Audiovox Corp.*	458,563
10,800	Leap Wireless International, Inc.*	857,250
2,300	Rural Celluar Corp.*	174,800

		1,490,613

TOTAL COMMON STOCKS (Cost $145,967,007)		$ 166,820,431

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.3%

Joint Repurchase Agreement Account II ∧
$2,200,000	6.66%	09/01/2000	$ 2,200,000

TOTAL REPURCHASE AGREEMENT (Cost $2,200,000)			$ 2,200,000

TOTAL INVESTMENTS (Cost $148,167,007)			$169,020,431

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional shares at (NAV) of the Goldman Sachs CORE Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 1000 Value Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads.

CORE Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 1, 1999 to August 31, 2000 (a) .

Institutional
Russell 1000 Value Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$11,154
$10,987
1/1/99
2/99
5/99
8/99
11/99
2/00
5/00
8/00

Average Annual Total Return through August 31, 2000	Since Inception	One Year

Class A (commenced December 31, 1998)
Excluding sales charges	6.35%	4.68%
Including sales charges	2.82%	-1.04%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	5.52%	3.96%
Including contingent deferred sales charges	3.16%	-1.12%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	5.56%	3.97%
Including contingent deferred sales charges	5.56%	2.96%

Institutional Class (commenced December 31, 1998)	6.95%	5.20%

Service Class (commenced December 31, 1998)	6.24%	4.60%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 99.3%

Airlines – 0.4%
13,600	AMR Corp.	$ 446,250
7,500	Delta Air Lines, Inc.	371,250
8,100	UAL Corp.	386,775

		1,204,275

Alcohol – 0.4%
4,500	Adolph Coors Co. Class B	268,031
5,700	Anheuser-Busch Cos., Inc.	449,232
7,800	Brown-Forman Corp. Class B	413,400

		1,130,663

Banks – 15.2%
97,300	Bank of America Corp.	5,211,631
26,200	Bank One Corp.	923,550
15,100	BB&T Corp.	408,644
252,200	Citigroup, Inc.	14,722,175
29,600	Comerica, Inc.	1,666,850
11,300	Cullen/Frost Bankers, Inc.	350,300
8,550	Fifth Third Bancorp	394,903
24,237	Firstar Corp.	578,658
98,200	FleetBoston Financial Corp.	4,191,912
23,400	J.P. Morgan & Co., Inc.	3,912,187
19,900	Mellon Financial Corp.	900,475
20,200	PNC Financial Services Group	1,190,538
16,600	SouthTrust Corp.	467,913
38,100	SunTrust Banks, Inc.	1,881,187
23,000	The Bank of New York Co., Inc.	1,206,063
72,000	The Chase Manhattan Corp.	4,023,000
20,600	UnionBanCal Corp.	511,138
94,800	Wells Fargo & Co.	4,094,175

		46,635,299

Chemicals – 2.8%
21,600	Air Products & Chemicals, Inc.	784,350
10,000	Cabot Corp.	370,000
22,465	E.I. du Pont de Nemours & Co.	1,008,117
18,700	Minnesota Mining & Manufacturing Co.	1,739,100
24,100	PPG Industries, Inc.	976,050
32,100	Praxair, Inc.	1,420,425
83,400	The Dow Chemicals Co.	2,184,037

		8,482,079

Clothing – 0.2%
14,400	Intimate Brands, Inc.	232,200
14,400	The Limited, Inc.	288,000

		520,200

Computer Hardware – 2.0%
7,000	3Com Corp.	116,375
28,800	Apple Computer, Inc.*	1,755,000
27,500	Hewlett-Packard Co.	3,320,625
5,500	Network Appliance, Inc.*	643,500
1,100	RSA Security, Inc.*	64,969
3,100	SanDisk Corp.*	258,850

		6,159,319

Shares	Description	Value

Common Stocks – (continued)

Computer Software – 0.9%
3,000	International Business Machines, Inc.	$ 396,000
3,200	Intuit, Inc.*	191,600
2,800	Mercury Interactive Corp.*	342,125
4,000	Oracle Corp.*	363,750
4,600	Sabre Holdings Corp.	128,225
11,500	VERITAS Software Corp.*	1,386,469

		2,808,169

Construction – 0.6%
22,300	Fluor Corp.	667,607
8,100	Quanta Services, Inc.*	378,675
4,800	Southdown, Inc.	301,200
18,300	USG Corp.	589,031

		1,936,513

Consumer Durables – 0.3%
14,900	Sherwin-Williams Co.	342,700
15,600	Whirlpool Corp.	592,800

		935,500

Defense/Aerospace – 1.6%
31,700	Northrop Grumman Corp.	2,466,656
47,900	The Boeing Co.	2,568,638

		5,035,294

Department Store – 1.2%
26,100	Federated Department Stores, Inc.*	721,013
13,400	Kohl’s Corp.*	750,400
57,500	Sears, Roebuck & Co.	1,793,281
11,400	Target Corp.	265,050

		3,529,744

Drugs – 3.8%
18,800	Allergan, Inc.	1,374,750
18,900	Alpharma, Inc.	1,070,213
4,800	American Home Products Corp.	260,100
5,700	Bristol-Myers Squibb Co.	302,100
15,600	Cardinal Health, Inc.	1,276,275
8,700	Forest Laboratories, Inc.*	851,513
3,100	Genentech, Inc.*	590,550
35,100	IVAX Corp.*	1,215,337
7,500	Jones Pharma, Inc.	268,125
55,900	Merck & Co., Inc.	3,906,012
4,600	Millennium Pharmaceuticals*	658,375

		11,773,350

Electrical Equipment – 1.4%
6,600	ADC Telecommunications, Inc.*	270,188
20,800	AVX Corp.	622,700
2,500	Corning, Inc.	819,844
11,600	KEMET Corp.*	348,000
5,100	Level 3 Communications, Inc.*	444,895
8,600	Motorola, Inc.	310,137
3,718	Nortel Networks Corp.	303,249
3,500	Scientific-Atlanta, Inc.	272,781

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
5,600	Tektronix, Inc.	$ 426,650
13,650	Vishay Intertechnology, Inc.*	550,266

		4,368,710

Electrical Utilities – 4.6%
14,500	Calpine Corp.*	1,435,500
28,400	Constellation Energy Group	1,086,300
6,722	Dominion Resources, Inc.	356,266
24,700	DTE Energy Co.	858,325
28,000	Dynegy, Inc.	1,260,000
26,800	Energy East Corp.	608,025
75,300	Entergy Corp.	2,291,944
9,100	FPL Group, Inc.	485,712
13,500	PG&E Corp.	390,656
45,100	Public Service Enterprise	1,634,875
1,729	Sempra Energy	33,716
2,200	The Southern Co.	65,863
22,700	TXU Corp.	793,081
59,200	Unicom Corp.	2,704,700

		14,004,963

Energy Resources – 9.1%
34,200	Amerada Hess Corp.	2,340,562
23,100	Apache Corp.	1,455,300
53,500	Chevron Corp.	4,520,750
5,600	Devon Energy Corp.	327,950
154,630	Exxon Mobil Corp.	12,621,674
40,900	Kerr-McGee Corp.	2,584,369
18,900	Murphy Oil Corp.	1,261,575
15,700	Noble Affiliates, Inc.	608,375
48,100	Occidental Petroleum Corp.	1,040,162
6,300	Phillips Petroleum Co.	389,813
29,500	USX-Marathon Group	809,406

		27,959,936

Entertainment – 1.7%
130,000	The Walt Disney Co.	5,061,875

Equity REIT – 0.8%
52,700	Equity Office Properties Trust	1,521,712
21,000	Equity Residential Properties Trust	1,008,000

		2,529,712

Financial Services – 2.4%
18,600	American Express Co.	1,099,725
4,700	C.I.T. Group, Inc.	82,250
27,600	Comdisco, Inc.	662,400
37,700	Federal National Mortgage Assn.	2,026,375
20,900	General Electric Co.	1,226,569
7,100	Household International, Inc.	340,800
14,700	Marsh & McLennan Cos., Inc.	1,745,625
2,600	Providian Financial Corp.	298,837

		7,482,581

Shares	Description	Value

Common Stocks – (continued)

Food & Beverage – 4.0%
56,200	ConAgra, Inc.	$ 1,029,163
28,000	Hormel Foods Corp.	432,250
90,700	IBP, Inc.	1,456,869
12,700	McCormick & Co., Inc.	370,681
58,800	Nabisco Group Holdings Corp.	1,650,075
26,700	Nabisco Holdings Corp.	1,426,781
78,200	PepsiCo., Inc.	3,333,275
6,900	Suiza Foods Corp.*	345,000
6,500	Supervalu, Inc.	97,094
25,000	SYSCO Corp.	1,057,812
5,000	The Coca-Cola Co.	263,125
28,600	The Pepsi Bottling Group, Inc.	908,050

		12,370,175

Forest – 1.0%
33,200	Georgia-Pacific Group	888,100
8,100	International Paper Co.	258,187
31,400	Kimberly-Clark Corp.	1,836,900

		2,983,187

Grocery – 0.2%
9,900	Safeway, Inc.*	488,194

Heavy Electrical – 0.8%
8,200	American Power Conversion Corp.*	195,262
28,800	Emerson Electric Co.	1,906,200
7,300	Rockwell International Corp.	295,194

		2,396,656

Home Products – 1.6%
12,300	Alberto-Culver Co. Class B	348,244
14,300	Avon Products, Inc.	560,381
12,300	Colgate-Palmolive Co.	626,531
66,500	Ralston Purina Group	1,504,563
6,700	The Estee Lauder Cos., Inc.	274,281
24,000	The Procter & Gamble Co.	1,483,500

		4,797,500

Hotels – 0.2%
12,500	Marriott International, Inc.	493,750

Industrial Parts – 1.9%
10,100	American Standard Cos., Inc.*	467,756
10,800	Caterpillar, Inc.	396,900
29,300	Ingersoll-Rand Co.	1,334,981
17,200	Parker-Hannifin Corp.	598,775
8,300	Tecumseh Products Co.	329,925
2,200	Textron, Inc.	123,338
40,200	United Technologies Corp.	2,509,987

		5,761,662

Industrial Services – 0.6%
31,900	Hertz Corp.	976,937
19,200	Robert Half International, Inc.*	610,800
15,100	Spherion Corp.*	185,919

		1,773,656

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Information Services – 1.2%
6,600	Computer Sciences Corp.*	$ 521,812
10,400	Electronic Data Systems Corp.	518,050
47,400	First Data Corp.	2,260,387
900	Healtheon/WebMD Corp.*	15,863
11,200	TeleTech Holdings, Inc.*	365,400

		3,681,512

Internet – 0.1%
3,900	At Home Corp. Series A*	56,794
1,600	Critical Path, Inc.*	123,600
600	E*TRADE Group, Inc.*	10,650
7,400	Internet Capital Group, Inc.*	258,075

		449,119

Leisure – 1.2%
35,000	Brunswick Corp.	656,250
46,900	Eastman Kodak Co.	2,919,525

		3,575,775

Life Insurance – 2.4%
7,900	AFLAC, Inc.	426,600
31,100	American General Corp.	2,264,469
29,600	Cigna Corp.	2,878,600
6,500	Lincoln National Corp.	351,000
15,400	UnitedHealth Group, Inc.	1,455,300

		7,375,969

Media – 2.6%
83,200	AT&T Corp.-Liberty Media Corp.*	1,778,400
14,200	Cox Communications, Inc.*	504,988
70,700	Fox Entertainment Group, Inc.*	2,045,881
26,900	General Motors Corp. Class H*	891,063
54,900	Infinity Broadcasting Corp.*	2,079,337
1,000	RCN Corp.*	24,250
9,400	Time Warner, Inc.	803,700

		8,127,619

Medical Products – 3.1%
17,800	Abbott Laboratories	778,750
7,800	Bausch & Lomb, Inc.	278,850
84,900	Johnson & Johnson	7,805,494
5,600	Techne Corp.*	534,800

		9,397,894

Medical Providers – 0.3%
16,100	HCA-The Healthcare Corp.	555,450
3,200	Quest Diagnostics, Inc.*	396,000

		951,450

Mining – 0.8%
23,300	Alcan Aluminium Ltd.	764,531
24,504	Alcoa, Inc.	814,758
21,300	Nucor Corp.	782,775

		2,362,064

Shares	Description	Value

Common Stocks – (continued)

Motor Vehicle – 2.7%
30,523	Delphi Automotive Systems Corp.	$ 501,722
99,296	Ford Motor Co.	2,401,722
62,200	General Motors Corp.	4,490,062
12,900	Johnson Controls, Inc.	689,344
7,500	Navistar International Corp.*	281,250

		8,364,100

Oil Refining – 0.7%
73,628	Conoco, Inc. Class B	1,923,531
12,100	Ultramar Diamond Shamrock Corp.	283,594

		2,207,125

Oil Services – 0.1%
4,400	BJ Services Co.*	294,800

Property Insurance – 5.7%
44,200	Allstate Corp.	1,284,562
5,500	Ambac Financial Group, Inc.	355,438
76,237	American International Group, Inc.	6,794,623
5,800	Jefferson-Pilot Corp.	383,888
32,900	Loews Corp.	2,662,844
4,600	MBIA, Inc.	302,450
34,900	MGIC Investment Corp.	2,052,556
20,300	The Hartford Financial Services Group, Inc.	1,352,487
37,800	The PMI Group, Inc.	2,343,600

		17,532,448

Publishing – 0.6%
7,700	Dow Jones & Co., Inc.	481,731
10,500	Knight-Ridder, Inc.	573,563
23,400	The New York Times Co.	916,987

		1,972,281

Railroads – 0.9%
66,400	Burlington Northern Santa Fe Corp.	1,485,700
42,100	Canadian National Railway Co.	1,239,319

		2,725,019

Restaurants – 0.8%
37,200	Brinker International, Inc.*	1,181,100
17,100	Darden Restaurants, Inc.	302,456
6,900	Starbucks Corp.*	252,713
24,000	Tricon Global Restaurants, Inc.*	699,000

		2,435,269

Security/Asset Management – 3.5%
15,900	A.G. Edwards, Inc.	826,800
7,500	AXA Financial, Inc.	388,125
9,800	Lehman Brothers Holdings, Inc.	1,421,000
16,100	Merrill Lynch & Co., Inc.	2,334,500
54,700	Morgan Stanley Dean Witter & Co.	5,883,669

		10,854,094

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Semiconductors – 0.9%
12,800	Advanced Micro Devices, Inc.*	$ 481,600
3,100	Applied Micro Circuits Corp.*	629,106
7,100	JDS Uniphase Corp.*	883,839
3,700	Micron Technology, Inc.*	302,475
1,400	SDL, Inc.*	556,238

		2,853,258

Specialty Retail – 0.7%
5,300	Avnet, Inc.	317,337
17,900	Barnes & Noble, Inc.*	309,894
6,700	Lowes Co., Inc.	300,244
14,000	Tiffany & Co.	582,750
300	Webvan Group, Inc.*	1,200
19,900	Zale Corp.*	735,056

		2,246,481

Telephone – 9.3%
4,100	Allegiance Telecom, Inc.*	204,231
208,911	AT&T Corp.	6,580,696
87,900	BCE, Inc.	1,977,750
115,400	BellSouth Corp.	4,305,863
5,100	Covad Communications Group, Inc.*	83,194
7,600	NEXTLINK Communications, Inc.*	266,475
1,300	NorthPoint Communications Group, Inc.*	14,869
139,064	SBC Communications, Inc.	5,805,922
35,400	Sprint Corp.	1,185,900
153,778	Verizon Communications	6,708,565
34,850	WorldCom, Inc.*	1,272,025

		28,405,490

Shares	Description	Value

Common Stocks – (continued)

Thrifts – 0.8%
51,800	Golden West Financial Corp.	$ 2,466,975

Tobacco – 1.0%
61,400	Philip Morris Cos., Inc.	1,818,975
23,400	R.J. Reynolds Tobacco Holdings, Inc.	839,475
17,300	UST, Inc.	374,112

		3,032,562

Wireless – 0.2%
11,500	AT&T Wireless Group*	301,156
4,200	United States Cellular Corp.*	308,963

		610,119

TOTAL COMMON STOCKS
(Cost $294,923,304)		$ 304,544,385

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.5%

Joint Repurchase Agreement Account II ∧
$1,400,000	6.66%	09/01/2000	$ 1,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,400,000)			$ 1,400,000

TOTAL INVESTMENTS
(Cost $296,323,304)			$ 305,944,385

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional shares at (NAV) of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (Morgan Stanley Capital International Gross Europe, Australia, Far East Index with dividends reinvested (“MSCI Gross EAFE Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads.

CORE International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2000.

Institutional Class
MSCI Gross EAFE Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
8/15/97
2/98
8/98
2/99
8/99
2/00
8/00
$13,221
$11,892

Average Annual Total Return through August 31, 2000	Since Inception	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	5.15%	6.92%
Including sales charges	3.22%	1.07%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.68%	6.36%
Including contingent deferred sales charges	3.76%	1.23%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.71%	6.34%
Including contingent deferred sales charges	4.71%	5.32%

Institutional Class (commenced August 15, 1997)	5.85%	7.62%

Service Class (commenced August 15, 1997)	5.34%	7.05%

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 99.0%

Belgium – 0.3%
5,900	Groupe Bruxelles Lambert SA (Conglomerates)	$ 1,532,035

Finland – 2.7%
61,050	Finnair Oyj Series 1 (Airlines)	233,048
235,900	Nokia Oyj (Telecommunications)	10,339,079
30,000	Pohjola Group Insurance Corp. Series B (Insurance)	1,133,213
36,890	Sonera Oyj (Telecommunications)	1,231,366

		12,936,706

France – 7.8%
39,050	Alcatel (Telecommunications)	3,191,065
27,100	Aventis SA (Chemicals)	2,032,904
28,750	Axa (Insurance)	4,091,308
39,480	Banque Nationale de Paris (Banks)	3,627,507
11,000	Bouygues SA* (Construction)	690,892
37,600	Christian Dior SA* (Consumer Products)	2,062,847
31,800	France Telecom SA (Telecommunications)	3,627,614
23,500	L’Oreal SA* (Consumer Products)	1,698,177
17,000	LVMH (Louis Vuitton Moet Hennessy)* (Conglomerates)	1,319,019
5,400	Pinault-Printemps-Redoute SA (Merchandising)	1,020,611
13,200	PSA Peugeot Citroen (Auto)	2,436,235
1,260	Sagem SA (Electrical Equipment)	346,867
33,350	Schneider Electric SA (Electrical Equipment)	2,457,337
52,100	Societe Generale Series A* (Banks)	3,084,994
29,900	STMicroelectronics NV (Semiconductors)	1,831,517
11,559	Total Fina SA Class B (Energy Resources)	1,714,697
20,950	Vivendi (Business Services)	1,711,050

		36,944,641

Germany – 11.1%
23,400	Allianz AG (Insurance)	7,883,488
69,900	BASF AG (Chemicals)	2,591,985
23,450	Bayer AG (Chemicals)	988,843
3,250	Beiersdorf AG (Health)	291,404
16,550	Buderus AG (Diversified Industrial Manufacturing)	271,072
63,950	Commerzbank AG (Banks)	2,064,784
84,500	Deutsche Bank AG (Banks)	7,351,459
55,450	Deutsche Lufthansa AG (Airlines)	1,226,706
196,700	Deutsche Telekom AG (Telecommunications)	7,552,335
31,350	E.On AG (Energy Resources)	1,501,759
20,600	FAG Kugelfischer Georg Schaefer AG (Industrial Services)	138,072
13,950	IWKA AG (Machinery)	169,662
5,650	Kamps AG (Food & Beverage)	121,934
83,450	MAN AG (Machinery)	2,324,717

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
53,400	Merck KGAA (Health)	$ 1,716,566
7,400	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	2,029,207
7,950	SAP AG (Computer Software)	1,552,675
14,000	Schering AG (Health)	745,213
71,025	Siemens AG (Electrical Equipment)	11,380,969
43,700	Thyssen AG (Steel)	663,389

		52,566,239

Hong Kong – 1.0%
94,900	Cathay Pacific Airways (Airlines)	184,349
56,900	CLP Holdings Ltd. (Utilities)	255,353
2,000	Elec & Eltek International Holdings Ltd. (Electronic Components)	277
33,000	Guoco Group Ltd. (Banks)	84,626
22,500	Hang Seng Bank Ltd. (Banks)	241,617
38,000	Henderson Land Development Co. Ltd. (Real Estate)	210,976
41,500	Hongkong Electric Holdings Ltd. (Electrical Utilities)	131,434
91,080	Hutchison Whampoa Ltd. (Multi- Industrial)	1,284,626
68,000	Johnson Electric Holdings Ltd.* (Electrical Equipment)	141,249
17,000	Li & Fung Ltd. (Wholesale)	74,112
156,000	Oriental Press Group Ltd. (Publishing)	21,203
282,203	Pacific Century CyberWorks Ltd.* (Computer Software)	524,676
76,000	QPL International Holdings Ltd.* (Electronic Components)	70,650
124,000	South China Morning Post Holdings Ltd. (Publishing)	93,012
50,200	Sun Hung Kai Properties Ltd. (Real Estate)	473,099
52,600	Swire Pacific Ltd. (Multi-Industrial)	360,828
52,000	Wharf Holdings Co. Ltd. (Real Estate)	123,683
47,000	Wing Lung Bank (Financial Services)	180,491
53,000	Yue Yuen Industrial Holdings (Apparel)	122,663

		4,578,924

Italy – 6.1%
16,500	Assicurazioni Generali (Insurance)	507,549
431,600	Benetton Group SpA (Apparel)	796,958
457,300	Enel SpA (Utilities)	1,818,737
873,400	ENI SpA (Energy Resources)	5,094,122
53,800	Fiat SpA (Auto)	1,331,576
292,100	Ifil (Finanziara di Partecipazioni) SpA (Multi-Industrial)	2,390,855
74,100	Mediaset SpA (Broadcasting)	1,324,855
139,000	Milano Assicurazioni (Insurance)	428,189
988,000	Olivetti SpA (Telecommunications)	3,096,153
1,391,264	Parmalat Finanziara SpA (Food & Beverage)	1,895,871

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
191,980	Riunione Adriatica di Sicurta SpA (Insurance)	$ 2,244,567
98,700	Telecom Italia Mobile SpA (Telecommunications)	490,677
472,300	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	4,092,216
287,625	Telecom Italia SpA (Telecommunications)	3,177,804

		28,690,129

Japan – 27.9%
41,000	77 Bank Ltd. (Banks)	319,081
17,600	Acom Co. (Financial Services)	1,500,084
1,600	Advantest Corp. (Electronics Equipment)	326,301
19,000	Alps Electric Co. (Electrical Utilities)	400,844
113,000	Asahi Glass Co. Ltd. (Home Products)	1,056,362
22,000	Canon Sales Co., Inc. (Business Services)	374,402
72,000	Canon, Inc. (Computer Hardware)	3,220,253
289	Central Japan Railway Co. (Railroads)	1,674,656
123,000	Cosmo Oil Co. Ltd. (Energy Resources)	247,961
136,000	Dai Nippon Printing Co. Ltd. (Business Services)	2,141,060
372,000	Daicel Chemical Industries (Chemicals)	1,049,902
83,000	Daido Steel Co. Ltd. (Steel)	218,687
80,000	Daiichi Pharmaceutical Co. (Health)	1,890,295
39,000	Dainippon Ink & Chemicals, Inc. (Chemicals)	137,131
117,000	Dainippon Pharmaceutical Co. Ltd. (Health)	1,535,865
243,000	Daiwa Securities Group, Inc. (Financial Services)	3,030,380
201,000	Denki Kagaku Kogyo Kabushiki Kaisha (Chemicals)	810,408
12,500	FANUC Ltd. (Electronics Equipment)	1,359,588
166,000	Fuji Heavy Industries Ltd. (Auto)	1,098,884
51	Fuji Television Network, Inc. (Broadcasting)	712,731
46,000	Fujitsu Ltd. (Computer Hardware)	1,332,771
338,000	Hitachi Ltd. (Electrical Equipment)	4,002,757
51,000	Honda Motor Co. Ltd. (Auto)	1,864,979
157,000	Izumiya Co. Ltd. (Merchandising)	1,252,761
22,000	Japan Radio Co. Ltd. (Electrical Equipment)	212,264
140	Japan Tobacco, Inc. (Tobacco)	1,073,793
94,000	Kaken Pharmaceutical Co. Ltd. (Health)	594,937
148,000	Kamigumi Co. Ltd. (Business Services)	700,797
91,000	Kanebo Ltd.* (Consumer Products)	267,923
2,300	KDD Corp. (Telecommunications)	195,818
41,000	Koito Manufacturing Co. Ltd. (Automotive Parts)	199,522

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
39,000	Kokuyo Co. Ltd. (Specialty Retail)	$ 673,221
142,000	Komatsu Ltd. (Machinery)	917,375
6,000	Konami Co. Ltd. (Computer Software)	496,203
158,000	Konica Corp. (Multi-Industrial)	1,259,259
421,000	KUBOTA Corp. (Machinery)	1,357,937
21,100	Kyocera Corp. (Electrical Utilities)	3,766,939
15,000	Makita Corp. (Electrical Equipment)	120,956
17,000	Maruichi Steel Tube Ltd. (Steel)	244,201
109,000	Matsushita Electric Industrial Co. Ltd. (Appliance)	2,984,341
212,000	Mitsubishi Corp. (Wholesale)	1,550,492
401,000	Mitsubishi Electric (Electrical Equipment)	3,741,163
198,000	Mitsui Co. (Wholesale)	1,331,139
20,000	Mitsumi Electric Co. Ltd. (Electrical Equipment)	751,993
16,000	Murata Manufacturing Co. Ltd. (Electronics Equipment)	2,449,883
24,000	NEC Corp. (Computer Hardware)	686,357
250,000	Nichirei Corp. (Food & Beverage)	937,647
1,500	Nintendo Co. Ltd. (Entertainment)	259,353
336,000	Nippon Express Co. Ltd. (Railroads)	1,887,145
70,000	Nippon Sanso Corp. (Chemicals)	264,510
146,000	Nippon Steel Corp. (Steel)	273,793
321,000	Nippon Suisan Kaisha Ltd. (Food & Beverage)	568,861
663	Nippon Telephone & Telegraph Corp. (Telecommunications)	7,895,078
69,000	Nippon Yusen Kabushiki Kaisha (Transportation)	305,373
169,000	Nisshinbo Industries Inc. (Textiles)	785,973
242,000	NOF Corp. (Chemicals)	535,509
45,000	NTN Corp. (Machinery)	189,873
52,000	Oji Paper Co. Ltd. (Paper)	345,692
37,000	Olympus Optical Co. Ltd. (Specialty Retail)	648,758
3,000	Oriental Land Co. Ltd. (Leisure)	276,231
13,500	ORIX Corp. (Financial Services)	1,797,468
17,200	Promise Co. Ltd. (Financial Services)	1,198,275
117,000	Ricoh Co. Ltd. (Computer Hardware)	2,045,992
6,000	Rohm Co. (Electronics Equipment)	1,707,454
35,000	Sankyo Co. Ltd. (Health)	810,595
61,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	517,628
142,000	Sapporo Breweries Ltd. (Food & Beverage)	477,993
12,000	Secom Co. Ltd. (Business Services)	874,262
24,900	Shikoku Electric Power Co., Inc. (Electrical Utilities)	363,052
3,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	147,398
9,000	Shionogi & Co. Ltd. (Health)	158,650
23,000	Shiseido Co. Ltd. (Consumer Products)	271,730
77,000	Showa Shell Sekiyu K.K. (Oil and Gas)	379,766

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
6,000	Skylark Co. Ltd. (Restaurants)	$ 219,409
234,000	Snow Brand Milk Products Co. Ltd. (Food & Beverage)	886,414
17,300	Softbank Corp. (Business Services)	2,285,579
39,000	Sony Corp. (Electrical Equipment)	4,351,618
8,000	Sumitomo Electric Industries Ltd. (Electrical Equipment)	147,773
62,000	Sumitomo Metal Mining Co. Ltd. (Metals)	340,084
328,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,423,948
75,000	Suzuki Motor Corp. (Auto)	795,359
15,000	Taiyo Yuden Co. Ltd. (Electronic Components)	864,979
47,000	Takeda Chemical Industries Ltd. (Drugs)	2,780,778
15,100	Takefuji Corp. (Financial Services)	1,485,223
20,000	Takuma Co. Ltd. (Multi-Industrial)	144,773
3,000	TDK Corp. (Computer Hardware)	443,319
140,000	The Asahi Bank Ltd. (Banks)	551,336
33,000	The Bank of Fukuoka Ltd. (Banks)	210,098
160,000	The Bank of Tokyo-Mitsubishi Ltd. (Banks)	1,959,306
60,000	The Bank of Yokohama Ltd. (Commercial Banks)	263,854
380,000	The Daiwa Bank Ltd. (Banks)	954,899
180,000	The Fuji Bank Ltd. (Banks)	1,368,776
20,000	The Furukawa Electric Co. Ltd. (Electrical Equipment)	643,226
288,000	The Industrial Bank of Japan Ltd. (Banks)	2,184,641
51,300	The Kansai Electric Power Co., Inc. (Electrical Utilities)	841,772
39,000	The Nomura Securities Co. Ltd. (Financial Services)	912,377
216,000	The Sakura Bank Ltd. (Banks)	1,608,101
130,000	The Sumitomo Bank Ltd. (Banks)	1,609,002
23,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	138,237
21,200	Tohoku Electric Power Co., Inc. (Electrical Utilities)	303,141
86,000	Tokai Carbon Co. Ltd. (Chemicals)	224,979
9,000	Tokyo Broadcasting System, Inc. (Media)	322,363
70,800	Tokyo Electric Power (Electrical Utilities)	1,583,291
8,000	Tokyo Electron Ltd. (Electrical Equipment)	1,123,676
166,000	Toppan Printing Co. Ltd. (Business Services)	1,621,866
228,000	Toshiba Corp. (Electrical Equipment)	2,242,588
53,000	Toyo Seikan Kaisha (Multi-Industrial)	909,423
196,000	Toyota Motor Corp. (Auto)	8,527,333
75,000	Ube Industries Ltd. (Chemicals)	180,731

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
328	West Japan Railway (Railroads)	$ 1,316,306
149,000	Yokogawa Electric Corp. (Electronics Equipment)	1,538,200

		132,367,493

Netherlands – 9.1%
236,917	ABN AMRO Holding NV (Banks)	5,889,047
18,600	ASM Lithography Holding NV (Semiconductors)	702,262
20,158	Buhrmann NV (Business Services)	571,754
19,771	DSM NV (Chemicals)	603,779
20,700	Heineken NV (Food & Beverage)	1,051,132
150,635	ING Groep NV (Financial Services)	10,082,959
182,260	Koninklijke Royal Philips Electronics NV (Appliance)	8,866,714
17,726	KPN NV (Telecommunications)	472,245
248,900	Royal Dutch Petroleum Co. (Energy Resources)	15,135,830

		43,375,722

Norway – 0.2%
19,100	Norsk Hydro ASA (Diversified Industrial Manufacturing)	819,959
6,200	Orkla ASA (Consumer Products)	110,219
7,800	Smedvig ASA Series A (Oil and Gas)	157,123

		1,087,301

Portugal – 0.2%
53,790	Banco Espirito Santo SA (Banks)	873,386
23,600	Portugal Telecom SA (Telecommunications)	245,544

		1,118,930

Singapore – 6.7%
526,000	ACMA Ltd. (Telecommunications)	339,237
353,000	Chartered Semiconductor Manufacturing Ltd.* (Semiconductors)	2,953,460
79,000	City Developments (Real Estate)	392,452
1,099,000	Comfort Group Ltd. (Railroads)	584,269
43,000	Creative Technology Ltd. (Electrical Equipment)	934,402
91,000	Cycle & Carriage Ltd. (Auto)	200,918
391,970	DBS Group Holdings Ltd. (Banks)	4,737,073
423,000	DBS Land Ltd. (Real Estate)	683,249
275,000	Fraser & Neave Ltd. (Tobacco)	1,022,602
457,000	Keppel Corp. Ltd. (Multi-Industrial)	1,035,559
160,000	Keppel TatLee Bank Ltd. (Financial Services)	293,766
477,000	Marco Polo Development Ltd. (Real Estate)	507,181
51,000	NatSteel Electronics Ltd. (Electronic Components)	170,385
45,000	NatSteel Ltd. (Steel)	61,705

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
253,250	Oversea-Chinese Banking Corp. Ltd. (Banks)	$ 1,751,017
200,000	Sembcorp Marine Ltd. (Manufacturing)	78,438
433,400	Singapore Airlines Ltd. (Airlines)	4,180,141
118,000	Singapore Press Holdings Ltd. (Publishing)	1,899,134
875,000	Singapore Technologies Engineering Ltd. (Machinery)	1,179,478
1,648,700	Singapore Telecommunications Ltd. (Telecommunications)	2,720,532
372,400	United Engineers (Construction)	270,467
293,000	United Industrial Corp. Ltd. (Real Estate)	139,597
588,115	United Overseas Bank Ltd. (Banks)	4,613,069
60,000	Venture Manufacturing Ltd. (Electrical Equipment)	766,951
94,000	WBL Corp. Ltd. (Electronics Equipment)	125,617

		31,640,699

Spain – 7.1%
83,100	Banco Bilbao Vizcaya SA (Banks)	1,232,731
410,800	Banco Santander Central Hispano SA (Banks)	4,412,722
261,600	Endesa SA (Electrical Utilities)	5,097,568
293,650	Repsol SA (Energy Resources)	5,813,339
720,513	Telefonica de Espana SA* (Telecommunications)	13,816,128
168,600	Union Electric Fenosa (Utilities)	3,129,698

		33,502,186

Sweden – 3.8%
61,000	AstraZeneca Group PLC (Health)	2,779,438
14,000	AstraZeneca Group PLC (Health)	628,827
20,000	Granges AB (Metals)	291,320
21,600	Mo och Domsjoe AB Series B (Paper)	497,680
4,100	OM Gruppen AB (Financial Services)	205,438
21,600	Skandia Forsakring (Insurance)	437,043
53,600	Skanska AB Series B (Construction)	1,834,022
45,800	SKF AB Series B (Metals)	664,696
187,000	Svenska Handelsbanken AB Series A (Banks)	3,090,320
366,129	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	7,388,671

		17,817,455

Switzerland – 4.8%
735	Adecco SA (Business Services)	563,275
559	Baloise Holdings Ltd. (Insurance)	567,343
22,923	Credit Suisse Group (Banks)	4,789,881
2,929	Forbo Holding AG (Building Materials)	1,281,227

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
727	Jelmoli Holding AG (Merchandising)	$ 917,305
1,637	Nestle SA (Food & Beverage)	3,527,726
2,995	Novartis AG (Health)	4,528,605
420	Pargesa Holding AG (Financial Services)	1,007,807
129	Roche Holding AG (Health)	1,155,224
112	Schindler Holding AG-PTG Certificates (Machinery)	192,110
2,387	Sika Finanz AG (Chemicals)	707,056
5,504	Swisscom AG (Telecommunications)	1,560,836
152	The Swatch Group AG Series B (Specialty Retail)	215,959
7,587	Valora Holding AG (Merchandising)	1,885,862

		22,900,216

United Kingdom – 10.2%
9,300	Abbey National PLC (Financial Services)	112,550
84,200	Allied Zurich PLC (Insurance)	1,030,611
85,400	Amvescap PLC (Financial Services)	1,821,683
23,000	ARM Holdings PLC* (Electronic Components)	307,053
22,300	BAA PLC (Airlines)	177,978
37,800	Barclays PLC (Banks)	943,448
21,700	Bass PLC (Food & Beverage)	211,605
91,600	BG Group PLC (Utilities)	570,230
568,200	BP Amoco PLC (Energy Resources)	5,198,570
64,800	British Aerospace PLC (Defense/Aerospace)	403,394
57,800	British Airways PLC (Airlines)	272,799
56,500	British American Tobacco PLC (Tobacco)	363,203
38,600	British Sky Broadcasting Group PLC* (Broadcasting)	627,900
168,800	British Telecom PLC (Telecommunications)	2,143,276
50,500	Brixton Estate PLC (Real Estate)	193,461
212,300	Centrica PLC (Utilities)	693,155
58,028	CGNU PLC (Insurance)	892,567
199,700	Coats Viyella PLC (Textiles)	145,530
31,800	Diageo PLC (Tobacco)	271,333
279,885	FKI PLC (Electrical Equipment)	934,125
96,180	Glaxo Wellcome PLC (Health)	2,764,820
54,912	Granada Compass PLC* (Business Services)	676,109
35,300	Great Portland Estates PLC (Real Estate)	115,059
56,800	Halifax Group PLC (Financial Services)	443,433
43,600	Hays PLC (Business Services)	254,970
237,577	HSBC Holdings PLC (Banks)	3,416,454
128,000	IMI PLC (Diversified Industrial Manufacturing)	427,204
211,100	Invensys PLC (Electrical Utilities)	824,021

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
25,200	Johnson Matthey PLC (Diversified Industrial Manufacturing)	$ 376,648
8,600	Land Securities PLC (Real Estate)	102,768
127,300	Lloyds TSB Group PLC (Banks)	1,197,019
10,300	Logica PLC (Business Services)	322,094
16,500	National Grid Group PLC (Utilities)	135,039
31,100	Nycomed Amersham PLC (Medical Products)	278,222
28,900	Pearson PLC (Broadcasting)	834,543
413,600	Pilkington PLC (Multi-Industrial)	549,160
116,182	Premier Farnell PLC (Electrical Utilities)	893,537
49,300	Prudential PLC (Financial Services)	645,284
45,600	Reed International PLC (Publishing)	390,404
25,500	Reuters Group PLC (Business Services)	510,642
39,600	Rexam PLC (Manufacturing)	160,898
54,400	Rio Tinto PLC (Mining)	867,549
88,225	Royal Bank of Scotland Group PLC (Banks)	1,287,150
17,400	ScottishPower PLC (Energy Resources)	132,558
42,900	Shell Transport & Trading Co. (Oil and Gas)	366,043
199,755	Smith & Nephew PLC (Health)	818,868
141,500	SmithKline Beecham PLC (Health)	1,842,844
415,700	Tesco PLC (Specialty Retail)	1,307,485
10,308	Thames Water (Business Services)	124,899
28,458	The Peninsular & Oriental Steam Navigation Co. (Ship Transportation)	254,793
32,600	The Sage Group PLC (Business Services)	300,629
67,800	United News & Media PLC (Publishing)	855,946
73,100	United Utilities PLC (Business Services)	678,883
1,617,892	Vodafone AirTouch PLC (Telecommunications)	6,532,543
22,700	Williams PLC (Electrical Utilities)	126,819
24,900	WPP Group PLC (Business Services)	353,375

		48,483,183

TOTAL COMMON STOCKS
(Cost $431,148,325)		$469,541,859

Shares	Description	Value

Preferred Stocks – 0.4%

Germany – 0.4%
8,250	Dyckerhoff AG (Construction)	$ 163,324
23,000	MAN AG (Machinery)	461,453
5,100	SAP AG (Computer Software)	1,285,817

1,910,594

TOTAL PREFERRED STOCKS
(Cost $2,024,549)		$ 1,910,594

Rights	Description	Value

Rights – 0.0%

Singapore – 0.0%
18,800	WBL Corp. Ltd. Rights exp. 09/14/2000* (Electronics Equipment)	$ 20,536

TOTAL RIGHTS
(Cost $0)		$ 20,536

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 0.8%

State Street Bank & Trust Euro—Time Deposit
$3,929,000	6.56%	09/01/2000	$ 3,929,000

TOTAL SHORT-TERM OBLIGATION
(Cost $3,929,000)			$ 3,929,000

U.S. Government Agency Obligation – 0.2%

Federal Home Loan Mortgage Corp.#
$1,000,000	6.56%	09/14/2000	$ 997,667

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
(Cost $997,667)			$ 997,667

TOTAL INVESTMENTS
(Cost $438,099,541)			$476,399,656

*	Non-income producing security.

#	A portion of this security is segregated as collateral for initial margin requirement on Futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

As a % of Total Net Assets

Common and Preferred Stock Industry Classifications†

Airlines	1.3%
Apparel	0.2
Appliance	2.5
Auto	3.4
Automotive Parts	0.0
Banks	13.8
Broadcasting	0.7
Building Materials	0.3
Business Services	3.0
Chemicals	2.2
Commercial Banks	0.1
Computer Hardware	1.6
Computer Software	0.8
Conglomerates	0.6
Construction	0.6
Consumer Products	0.9
Defense/Aerospace	0.1
Diversified Industrial Manufacturing	0.4
Drugs	0.6
Electrical Equipment	7.3
Electrical Utilities	3.0
Electronic Components	0.3
Electronics Equipment	1.6
Energy Resources	7.3
Entertainment	0.1
Financial Services	5.2
Food & Beverage	2.0
Health	4.7
Home Products	0.2
Industrial Services	0.0
Insurance	4.1
Leisure	0.1
Machinery	1.4
Manufacturing	0.0
Media	0.1
Medical Products	0.1
Merchandising	1.1
Metals	0.3
Mining	0.2
Multi-Industrial	1.7
Oil and Gas	0.2
Paper	0.2
Property Insurance	0.4
Publishing	0.7
Railroads	1.1
Real Estate	0.9
Restaurants	0.0
Semiconductors	1.2
Ship Transportation	0.1
Specialty Retail	0.6
Steel	0.3
Telecommunications	16.9
Textiles	0.2
Tobacco	0.6
Transportation	0.1
Utilities	1.4
Wholesale	0.6

TOTAL COMMON AND PREFERRED STOCK	99.4%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2000
CORE U.S. Equity Fund

Assets:

Investment in securities, at value (identified cost $1,100,758,504, $971,879,423, $148,167,007, $296,323,304, and $438,099,541, respectively)	$1,443,100,967
Cash, at value (a)	1,762,656
Receivables:
Investment securities sold	—
Dividends and interest, at value	1,900,278
Fund shares sold	1,611,314
Variation margin	89,090
Reimbursement from adviser	53,092
Other assets	24,876

Total assets	1,448,542,273

Liabilities:

Due to Bank	—
Payables:
Investment securities purchased	—
Fund shares repurchased	1,672,063
Amounts owed to affiliates	1,431,089
Accrued expenses and other liabilities, at value	120,544

Total liabilities	3,223,696

Net Assets:

Paid-in capital	964,623,070
Accumulated undistributed net investment income (loss)	3,253,727
Accumulated net realized gain from investment, futures and foreign currency related transactions	135,024,537
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	342,417,243

NET ASSETS	$1,445,318,577

Net asset value, offering and redemption price per share: (b)
Class A	$36.77
Class B	$35.71
Class C	$35.59
Institutional	$37.30
Service	$36.54

Shares outstanding:
Class A	19,467,362
Class B	7,718,709
Class C	1,765,062
Institutional	10,166,280
Service	325,049

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	39,442,462

(a)
Includes restricted cash of $675,000, $890,000, $250,000 and $550,000, respectively for CORE U. S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value relating to initial margin requirements on futures transaction.

(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares CORE U. S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Fund is $38.91, $23.98, $13.65, $11.44 and $11.98, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	CORE Large Cap Value Fund	CORE International Equity Fund

$1,361,835,581	$169,020,431	$305,944,385	$476,399,656
970,820	266,692	601,254	—

—	14,666,524	—	—
621,576	124,617	624,335	1,159,484
5,236,396	278,804	373,031	514,030
198,000	1,170	22,000	4,701
25,199	106,171	31,272	200,267
2,671	412	835	1,151

1,368,890,243	184,464,821	307,597,112	478,279,289

—	—	—	2,173,090

—	16,291,082	—	712,731
1,739,258	538,830	605,148	296,152
1,424,163	162,287	225,535	458,008
90,588	47,705	42,650	210,211

3,254,009	17,039,904	873,333	3,850,192

917,658,528	132,546,531	294,474,508	412,265,491
1,843,333	—	994,281	1,860,540
55,954,231	14,015,352	1,615,759	22,044,710
390,180,142	20,863,034	9,639,231	38,258,356

$1,365,636,234	$167,424,917	$306,723,779	$474,429,097

$22.66	$12.90	$10.81	$11.32
$22.14	$12.63	$10.75	$11.22
$22.15	$12.66	$10.76	$11.23
$22.87	$13.03	$10.82	$11.48
$22.55	$12.87	$10.81	$11.36

24,082,166	4,258,568	9,337,825	13,021,877
15,271,402	1,419,190	1,773,980	1,072,221
6,995,769	654,995	1,038,478	613,417
14,117,308	6,612,704	16,225,610	26,839,987
172,000	4,882	1,116	2,348

60,638,645	12,950,339	28,377,009	41,549,850

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2000
CORE U.S. Equity Fund

Investment income:

Dividends (a)	$ 18,998,231
Interest	257,074

Total income	19,255,305

Expenses:

Management fees	9,921,575
Distribution and service fees (b)	4,658,239
Transfer agent fees (b)	1,968,001
Custodian fees	223,705
Registration fees	172,738
Professional fees	61,744
Trustee fees	8,729
Service share fees	60,276
Other	96,528

Total expenses	17,171,535

Less-expense reductions	(1,171,966)

Net Expenses	15,999,569

NET INVESTMENT INCOME (LOSS)	3,255,736

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	143,703,343
Futures transactions	(1,555,326)
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	83,150,865
Futures	101,113
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency transactions:	225,399,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,655,731

(a)
For the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds, foreign taxes withheld on dividends were $126,815, $40,528, $11,794 and $1,350,779, respectively.

(b)	Class specific Distribution, Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
CORE U.S. Equity Fund	1,644,698	2,484,645	528,896	1,249,971	472,083	100,490	140,635	4,822
CORE Large Cap Growth Fund	1,073,849	2,642,305	1,154,416	816,125	502,038	219,339	131,854	1,224
CORE Small Cap Equity Fund	134,001	158,867	69,635	101,837	30,185	13,231	31,648	28
CORE Large Cap Value Fund	222,782	177,310	90,527	169,314	33,689	17,200	69,901	5
CORE International Equity Fund	687,424	113,403	62,639	261,221	21,547	11,902	123,484	9

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	CORE Large Cap Value Fund	CORE International Equity Fund

$ 14,788,642	$ 1,601,157	$ 6,301,317	$ 7,984,396
1,019,670	149,670	120,367	337,415

15,808,312	1,750,827	6,421,684	8,321,811

8,564,308	1,322,879	1,743,960	3,942,495
4,870,570	362,503	490,619	863,466
1,670,580	176,929	290,109	418,163
209,008	159,571	95,520	702,008
169,870	89,759	64,476	85,402
58,632	59,880	80,825	46,247
8,729	8,729	8,309	8,990
15,306	—	—	—
119,374	92,817	134,436	163,971

15,686,377	2,273,067	2,908,254	6,230,742

(1,721,672)	(341,963)	(313,827)	(431,358)

13,964,705	1,931,104	2,594,427	5,799,384

1,843,607	(180,277)	3,827,257	2,522,427

56,604,844	24,138,466	2,034,292	27,776,854
(772,351)	(2,740,853)	(316,083)	841,952
126	—	—	(296,713)

261,199,851	13,444,703	8,208,812	(3,178,332)
392,404	4,266	36,688	(23,759)
—	—	—	(53,728)

317,424,874	34,846,582	9,963,709	25,066,274

$319,268,481	$34,666,305	$13,790,966	$27,588,701

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

CORE U.S. Equity Fund

From operations:

Net investment income (loss)	$ 3,255,736
Net realized gain on investment, futures and foreign currency related transactions	142,148,017
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	83,251,978

Net increase in net assets resulting from operations	228,655,731

Distributions to shareholders:

From net investment income
Class A shares	(25,013)
Class B shares	(1,197)
Class C shares	—
Institutional shares	(780,127)
Service shares	—
From net realized gain
Class A shares	(62,600,563)
Class B shares	(24,209,721)
Class C shares	(4,880,735)
Institutional shares	(33,286,059)
Service shares	(1,192,519)

Total distributions to shareholders	(126,975,934)

From share transactions:

Proceeds from sales of shares	316,072,192
Reinvestment of dividends and distributions	119,188,185
Cost of shares repurchased	(310,048,888)

Net increase (decrease) in net assets resulting from share transactions	125,211,489

TOTAL INCREASE	226,891,286

Net assets:

Beginning of year	1,218,427,291

End of year	$1,445,318,577

Accumulated undistributed net investment income (loss)	$ 3,253,727

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	CORE Large Cap Value Fund	CORE International Equity Fund

$ 1,843,607	$ (180,277)	$ 3,827,257	$ 2,522,427
55,832,619	21,397,613	1,718,209	28,322,093

261,592,255	13,448,969	8,245,500	(3,255,819)

319,268,481	34,666,305	13,790,966	27,588,701

—	—	(846,877)	(486,145)
—	—	(66,845)	(20,223)
—	—	(37,149)	(9,872)
—	—	(2,359,400)	(2,508,945)
—	—	(103)	(182)

(1,696,633)	—	(1,086,282)	(2,715,591)
(1,073,168)	—	(203,809)	(240,852)
(451,184)	—	(103,226)	(124,888)
(1,514,956)	—	(2,175,304)	(6,459,250)
(13,169)	—	(136)	(559)

(4,749,110)	—	(6,879,131)	(12,566,507)

498,678,850	66,906,806	106,881,945	215,168,577
3,616,384	—	2,716,441	4,464,163
(322,204,172)	(69,490,670)	(112,907,365)	(160,031,898)

180,091,062	(2,583,864)	(3,308,979)	59,600,842

494,610,433	32,082,441	3,602,856	74,623,036

871,025,801	135,342,476	303,120,923	399,806,061

$1,365,636,234	$167,424,917	$306,723,779	$474,429,097

$ 1,843,333	$ —	$ 994,281	$ 1,860,540

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Seven-Month Period Ended August 31, 1999
CORE U.S. Equity Fund

From operations:

Net investment income (loss)	$ 804,328
Net realized gain from investment, futures and foreign currency related transactions	107,937,721
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(67,177,513)

Net increase in net assets resulting from operations	41,564,536

Distributions to shareholders:

From net investment income
Class A shares	—
Class B shares	—
Class C shares	—
Institutional shares	—
Service shares	—

Total distributions to shareholders	—

From share transactions:

Proceeds from sales of shares	319,448,902
Reinvestment of dividends and distributions	—
Cost of shares repurchased	(246,210,936)

Net increase (decrease) in net assets resulting from share transactions	73,237,966

TOTAL INCREASE (DECREASE)	114,802,502

Net assets:

Beginning of period	1,103,624,789

End of period	$1,218,427,291

Accumulated undistributed net investment income	$ 804,328

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	CORE Large Cap Value Fund	CORE International Equity Fund

$ (680,556)	$ (36,586)	$ 1,640,665	$ 2,765,109
22,317,402	12,113,209	3,498,419	11,791,065

20,792,182	(11,401,516)	1,503,309	19,565,769

42,429,028	675,107	6,642,393	34,121,943

—	—	(229,621)	(2,101)
—	—	(19,258)	—
—	—	(7,228)	—
—	—	(950,208)	—
—	—	(5)	—

—	—	(1,206,320)	(2,101)

351,963,413	32,163,634	299,579,334	76,300,041
—	—	301,711	2,066
(127,065,442)	(46,364,918)	(62,866,712)	(112,849,452)

224,897,971	(14,201,284)	237,014,333	(36,547,345)

267,326,999	(13,526,177)	242,450,406	(2,427,503)

603,698,802	148,868,653	60,670,517	402,233,564

$871,025,801	$135,342,476	$303,120,923	$399,806,061

$ —	$ —	$ 478,248	$ 2,637,600

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended January 31, 1999
CORE U.S. Equity Fund

From operations:

Net investment income (loss)	$ 2,036,756
Net realized gain (loss) from investment, futures and foreign currency related transactions	27,478,562
Net change in unrealized gain (loss) on investments, futures and foreign currency related transactions	176,422,425

Net increase (decrease) in net assets resulting from operations	205,937,743

Distributions to shareholders:

From net investment income
Class A shares	(627,909)
Institutional shares	(1,448,951)
Service shares	(34,929)
In excess of net investment income
Class A shares	(111,425)
Institutional shares	(257,121)
Service shares	(6,198)
From net realized gain
Class A shares	(10,973,418)
Class B shares	(2,631,225)
Class C shares	(453,366)
Institutional shares	(6,196,732)
Service shares	(222,218)

Total distributions to shareholders	(22,963,492)

From share transactions:

Proceeds from sales of shares	472,932,540
Reinvestment of dividends and distributions	21,759,127
Cost of shares repurchased	(248,643,259)

Net increase in net assets resulting from share transactions	246,048,408

TOTAL INCREASE	429,022,659

Net assets:

Beginning of year	674,602,130

End of year	$1,103,624,789

Accumulated undistributed (distributions in excess of) net investment income	$ —

(a)	Commencement date of operations was December 31, 1998 for all share classes.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	CORE Large Cap Value Fund (a)	CORE International Equity Fund

$ (15,644)	$ 173,270	$ 37,422	$ 1,407,352
(16,923,839)	(18,927,424)	(32,964)	(8,586,417)
102,776,431	18,052,638	(109,578)	21,848,298

85,836,948	(701,516)	(105,120)	14,669,233

—	(47,356)	—	(250,453)
—	(125,897)	—	(808,555)
—	(17)	—	(35)

—	(6,981)	—	—
(125,793)	(18,557)	—	—
(218)	(3)	—	—

(10,120)	—	—	—
(4,694)	—	—	—
(1,573)	—	—	—
(12,174)	—	—	—
(85)	—	—	—

(154,657)	(198,811)	—	(1,059,043)

502,793,514	153,543,862	62,186,814	470,437,011
57,232	80,120	—	288,383
(61,380,388)	(36,515,377)	(1,411,177)	(111,237,527)

441,470,358	117,108,605	60,775,637	359,487,867

527,152,649	116,208,278	60,670,517	373,098,057

76,546,153	32,660,375	—	29,135,507

$603,698,802	$148,868,653	$60,670,517	$402,233,564

$ (158,558)	$ (61,646)	$ 37,422	$ (153,510)

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund, collectively the “ Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares —Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the Statement of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Funds are included for the seven-month period ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for CORE Large Cap Value Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

At August 31, 2000, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain

CORE U.S. Equity	$1,101,907,127	$406,511,884	$65,318,044	$341,193,840

CORE Large Cap Growth	972,847,948	438,202,387	49,214,754	388,987,633

CORE Small Cap Equity	148,518,847	27,585,688	7,084,104	20,501,584

CORE Large Cap Value	296,390,567	36,130,901	26,577,083	9,553,818

CORE International Equity	438,580,837	62,225,912	24,407,093	37,818,819

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E.  Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Funds may enter into certain derivative transactions. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund’s custodian.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS

Pursuant to Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds. Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of Goldman, Sachs & Co., serves as the investment adviser to CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the respective adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate equal to .75%, .75%, .85%, .60% and .85% of the average daily net assets of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively. For the year ended August 31, 2000, the advisers for CORE U.S. Equity and CORE Large Cap Growth have voluntarily agreed to waive a portion of their management fee equal annually to .05% and .05% (.15% prior to May 1, 2000), respectively, of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.

        Each adviser has voluntarily agreed to limit certain “Other Expenses” for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and extraordinary expenses), to the extent such expenses exceed, on an annual basis, .00%, .02% (.00% prior to May 1, 2000), .04%, .06% (.00% prior to May 1, 2000), and .12% of the average daily net assets of the Funds, respectively.

        The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25% (.50% for CORE International Equity Fund), 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $258,000, $334,000, $59,000, $81,000 and $54,000 during the year ended August 31, 2000 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

        Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis) of the average daily net asset value of the Service Shares.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

3. AGREEMENTS (continued)

        For the year ended August 31, 2000, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

Fund	Management Fee Waiver	Reimbursement	Custody Credit	Total Expense Reductions

CORE U.S. Equity	$ 661	$501	$10	$1,172

CORE Large Cap Growth	1,287	430	5	1,722

CORE Small Cap Equity	—	336	6	342

CORE Large Cap Value	—	308	6	314

CORE International Equity	—	431	—	431

At August 31, 2000, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total

CORE U.S. Equity	$830	$424	$177	$1,431

CORE Large Cap Growth	758	499	167	1,424

CORE Small Cap Equity	115	32	15	162

CORE Large Cap Value	153	46	27	226

CORE International Equity	342	79	37	458

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the year ended August 31, 2000, were as follows:

Fund	Purchases	Sales and Maturities

CORE U.S. Equity	$780,125,255	$780,031,727

CORE Large Cap Growth	984,468,553	811,219,403

CORE Small Cap Equity	207,379,757	212,624,028

CORE Large Cap Value	239,331,776	245,137,546

CORE International Equity	467,277,939	417,112,631

        For the year ended August 31, 2000, Goldman Sachs earned approximately $9,100, $10,000, $4,500, $5,400 and $401,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

Forward Foreign Currency Exchange Contracts — The CORE International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The CORE International Equity Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 2000, there were no open forward currency contracts outstanding.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of August 31, 2000, there were no options outstanding.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or (for CORE International Equity Fund only) to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At August 31, 2000, open futures contracts were as follows:

Fund	Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain (Loss)

CORE U.S. Equity	S&P 500 Index	11	September 2000	$ 4,183,300	$ 74,780

CORE Large Cap Growth	S&P 500 Index	45	September 2000	$17,113,500	$223,984

CORE Small Cap Equity	Russell 2000 Index	3	September 2000	$ 805,575	$ 9,610

CORE Large Cap Value	S&P 500 Index	5	September 2000	$ 1,901,500	$ 18,150

CORE International Equity	FTSE 100 Index	7	September 2000	$ 679,347	$ 22,300
	All Ordinaries Index	3	September 2000	142,418	(2,537)
	CAC-40-10EU Index	2	September 2000	117,769	1,110
	IBEX 35 Index	1	September 2000	96,627	(3,076)
	Hang Seng Index	1	September 2000	110,014	(4,244)
	TOPIX Index	6	September 2000	848,383	(1,219)
	EURX EX STX Index	19	September 2000	872,712	(2,601)

				$ 2,867,270	$ 9,733

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Funds participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment. During the year ended August 31, 2000, the Funds did not have any borrowings under any of these facilities.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds had undivided interests in the repurchase agreements in the joint account which equaled $2,500,000, $16,300,000, $2,200,000 and $1,400,000, respectively, in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

7. OTHER MATTERS

As of August 31, 2000, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 11% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds (as a percentage of outstanding shares):

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Aggressive Growth Strategy Portfolio

CORE Large Cap Growth	—%	5%	—%

CORE Small Cap Equity	7	8	7

CORE Large Cap Value	18	20	11

CORE International Equity	22	21	11

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the CORE U.S. Equity Fund reclassified $2 from paid-in capital to accumulated net realized gain from investment, futures and foreign currency related transactions. CORE Large Cap Growth reclassified $164 from accumulated net realized gain from investment, futures and foreign currency related transactions, and $274 from accumulated undistributed net investment income to paid-in capital. CORE Small Cap Equity reclassified $399 and $180,277 from accumulated net realized gain from investment, futures and foreign currency related transactions to paid-in capital and accumulated undistributed net investment income, respectively. CORE Large Cap Value reclassified $850 from accumulated undistributed net investment income to accumulated net realized gain from investment, futures and foreign currency related transactions. CORE International Equity reclassified $273,720 and $400 from accumulated undistributed net investment income to accumulated net realized gain from investment, futures and foreign currency transactions and paid-in capital, respectively. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

9. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds’ independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Goldman Sachs Trust — CORE Funds — Tax Information (Unaudited)

        For the year ended August 31, 2000, 30.74% and 73.86% of the dividends paid from net investment company taxable income by the CORE U.S. Equity and CORE Large Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

        Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds designate $99,883,968, $4,749,110 and $354,283, respectively, as capital gains dividends for the year ended August 31, 2000.

        From distributions paid during the year ended August 31, 2000, the total amount of income received by the CORE International Equity Fund from sources with foreign countries and possessions of the United States was $0.1321 per share of all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0230 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2000, is as follows:

	CORE U.S. Equity Fund
	Shares	Dollars

Class A Shares
Shares sold	4,299,636	$147,748,472
Reinvestment of dividends and distributions	1,814,645	60,210,166
Shares repurchased	(4,601,391)	(158,796,518)

	1,512,890	49,162,120

Class B Shares
Shares sold	2,022,727	67,970,799
Reinvestment of dividends and distributions	679,601	22,025,886
Shares repurchased	(1,361,908)	(45,688,038)

	1,340,420	44,308,647

Class C Shares
Shares sold	761,123	25,417,131
Reinvestment of dividends and distributions	129,351	4,176,748
Shares repurchased	(421,409)	(14,196,500)

	469,065	15,397,379

Institutional Shares
Shares sold	2,043,937	71,350,795
Reinvestment of dividends and distributions	941,797	31,616,126
Shares repurchased	(2,511,099)	(86,461,857)

	474,635	16,505,064

Service Shares
Shares sold	104,405	3,584,995
Reinvestment of dividends and distributions	35,129	1,159,259
Shares repurchased	(143,474)	(4,905,975)

	(3,940)	(161,721)

NET INCREASE (DECREASE)	3,793,070	$125,211,489

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

13,185,194	$264,595,168	2,396,202	$28,017,254	5,748,276	$59,575,667	10,563,804	$122,888,676
82,214	1,599,043	—	—	181,124	1,877,202	264,086	3,079,248
(6,856,684)	(139,418,654)	(3,283,915)	(38,105,187)	(5,225,016)	(53,546,888)	(8,336,349)	(97,065,965)

6,410,724	126,775,557	(887,713)	(10,087,933)	704,384	7,905,981	2,491,541	28,901,959

6,245,212	121,555,868	467,046	5,394,626	1,137,293	11,705,218	368,199	4,263,313
48,352	924,021	—	—	20,707	214,186	20,441	237,117
(1,864,186)	(36,911,091)	(406,335)	(4,598,965)	(761,301)	(7,827,473)	(164,712)	(1,911,815)

4,429,378	85,568,798	60,711	795,661	396,699	4,091,931	223,928	2,588,615

3,571,933	70,145,056	283,210	3,295,043	756,650	7,858,271	997,152	11,442,000
17,989	343,770	—	—	11,936	123,567	9,233	107,195
(1,101,162)	(21,663,375)	(249,135)	(2,821,220)	(494,316)	(5,120,910)	(847,176)	(9,754,850)

2,488,760	48,855,451	34,075	473,823	274,270	2,860,928	159,209	1,794,345

2,019,488	41,436,896	2,529,882	30,183,742	2,688,867	27,742,789	6,441,624	76,556,582
37,627	736,381	—	—	48,421	501,247	88,349	1,039,862
(6,106,529)	(123,783,480)	(1,999,404)	(23,933,329)	(4,477,133)	(46,410,458)	(4,341,229)	(51,299,130)

(4,049,414)	(81,610,203)	530,478	6,250,413	(1,739,845)	(18,166,422)	2,188,744	26,297,314

45,373	945,862	1,408	16,141	—	—	1,581	18,006
680	13,169	—	—	23	239	63	741
(22,151)	(457,572)	(2,769)	(31,969)	(160)	(1,636)	(11)	(138)

23,902	501,459	(1,361)	(15,828)	(137)	(1,397)	1,633	18,609

9,303,350	$180,091,062	(263,810)	$ (2,583,864)	(364,629)	$ (3,308,979)	5,065,055	$ 59,600,842

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the seven-month period ended August 31, 1999, is as follows:

	CORE U.S. Equity Fund
	Shares	Dollars

Class A Shares
Shares sold	4,480,478	$152,209,945
Reinvestment of dividends and distributions	—	—
Shares repurchased	(4,885,988)	(165,197,641)

	(405,510)	(12,987,696)

Class B Shares
Shares sold	2,114,834	70,617,885
Reinvestment of dividends and distributions	—	—
Shares repurchased	(424,409)	(14,199,866)

	1,690,425	56,418,019

Class C Shares
Shares sold	622,703	20,790,097
Reinvestment of dividends and distributions	—	—
Shares repurchased	(157,393)	(5,321,657)

	465,310	15,468,440

Institutional Shares
Shares sold	2,156,813	74,023,816
Reinvestment of dividends and distributions	—	—
Shares repurchased	(1,693,849)	(58,817,319)

	462,964	15,206,497

Service Shares
Shares sold	53,313	1,807,159
Reinvestment of dividends and distributions	—	—
Shares repurchased	(77,444)	(2,674,453)

	(24,131)	(867,294)

NET INCREASE (DECREASE)	2,189,058	$ 73,237,966

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

10,470,228	$170,184,476	1,258,148	$13,030,383	9,581,268	$104,106,541	4,236,762	$43,587,990
—	—	—	—	20,832	227,047	193	2,066
(3,654,092)	(60,336,764)	(2,417,812)	(24,600,070)	(1,624,984)	(18,072,273)	(4,760,025)	(49,081,701)

6,816,136	109,847,712	(1,159,664)	(11,569,687)	7,977,116	86,261,315	(523,070)	(5,491,645)

5,780,900	93,035,450	301,937	3,002,544	1,385,917	15,120,099	209,022	2,180,794
—	—	—	—	1,345	14,579	—	—
(801,603)	(12,987,080)	(473,346)	(4,654,066)	(43,481)	(468,504)	(104,302)	(1,068,660)

4,979,297	80,048,370	(171,409)	(1,651,522)	1,343,781	14,666,174	104,720	1,112,134

2,791,478	45,140,043	159,684	1,608,796	751,112	8,221,628	495,659	5,019,291
—	—	—	—	610	6,613	—	—
(604,096)	(9,757,233)	(189,207)	(1,825,005)	(13,955)	(152,653)	(417,071)	(4,248,461)

2,187,382	35,382,810	(29,523)	(216,209)	737,767	8,075,588	78,588	770,830

2,587,072	42,841,502	1,430,824	14,494,462	16,847,196	172,118,566	2,418,684	25,505,971
—	—	—	—	4,958	53,468	—	—
(2,662,983)	(43,943,062)	(1,498,950)	(15,266,801)	(4,143,528)	(44,173,282)	(5,665,112)	(58,430,254)

(75,911)	(1,101,560)	(68,126)	(772,339)	12,708,626	127,998,752	(3,246,428)	(32,924,283)

47,403	761,942	2,880	27,449	1,092	12,500	553	5,995
—	—	—	—	1	4	—	—
(2,545)	(41,303)	(1,987)	(18,976)	—	—	(2,003)	(20,376)

44,858	720,639	893	8,473	1,093	12,504	(1,450)	(14,381)

13,951,762	$224,897,971	(1,427,829)	$(14,201,284)	22,768,383	$237,014,333	(3,587,640)	$(36,547,345)

GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2000

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended January 31, 1999, is as follows:

	CORE U.S. Equity Fund
	Shares	Dollars

Class A Shares
Shares sold	8,753,952	$ 259,032,390
Reinvestment of dividends and distributions	381,760	11,200,848
Shares repurchased	(5,761,134)	(166,304,148)

	3,374,578	103,929,090

Class B Shares
Shares sold	2,857,310	83,492,448
Reinvestment of dividends and distributions	83,374	2,414,741
Shares repurchased	(501,968)	(14,454,259)

	2,438,716	71,452,930

Class C Shares
Shares sold	670,600	19,394,950
Reinvestment of dividends and distributions	13,055	377,761
Shares repurchased	(91,806)	(2,614,971)

	591,849	17,157,740

Institutional Shares
Shares sold	3,495,701	106,922,172
Reinvestment of dividends and distributions	252,278	7,502,432
Shares repurchased	(2,092,487)	(62,588,379)

	1,655,492	51,836,225

Service Shares
Shares sold	138,492	4,090,580
Reinvestment of dividends and distributions	8,981	263,345
Shares repurchased	(89,923)	(2,681,502)

	57,550	1,672,423

NET INCREASE	8,118,185	$ 246,048,408

(a)	Commencement date of operations was December 31, 1998 for all share classes.
GOLDMAN SACHS TRUST – CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund (a)		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,392,008	$114,907,937	6,683,657	$ 62,993,476	659,370	$ 6,646,109	16,982,750	$159,894,304
775	9,734	5,387	51,508	—	—	25,532	247,660
(2,029,343)	(26,663,301)	(1,432,586)	(14,382,982)	(3,045)	(30,471)	(6,723,268)	(65,336,060)

6,363,440	88,254,370	5,256,458	48,662,002	656,325	6,615,638	10,285,014	94,805,904

5,276,877	72,837,485	828,354	8,824,797	33,500	341,048	515,393	5,051,846
1,075	13,374	—	—	—	—	—	—
(577,338)	(7,608,153)	(241,316)	(2,380,103)	—	—	(67,362)	(640,971)

4,700,614	65,242,706	587,038	6,444,694	33,500	341,048	448,031	4,410,875

2,156,694	29,856,923	565,318	5,743,510	26,441	266,200	308,917	2,996,602
93	1,154	—	—	—	—	—	—
(183,652)	(2,472,936)	(156,900)	(1,557,935)	—	—	(107,735)	(1,051,525)

1,973,135	27,385,141	408,418	4,185,575	26,441	266,200	201,182	1,945,077

19,639,867	283,752,115	7,133,876	75,923,060	5,393,552	54,931,857	30,484,309	302,474,224
2,288	32,678	2,982	28,592	—	—	4,168	40,723
(1,788,450)	(24,482,623)	(1,837,364)	(18,190,952)	(136,723)	(1,380,706)	(4,511,270)	(44,208,971)

17,853,705	259,302,170	5,299,494	57,760,700	5,256,829	53,551,151	25,977,207	258,305,976

105,509	1,439,054	5,527	59,019	160	1,600	2,004	20,035
21	292	2	20	—	—	—	—
(11,909)	(153,375)	(339)	(3,405)	—	—	—	—

93,621	1,285,971	5,190	55,634	160	1,600	2,004	20,035

30,984,515	$441,470,358	11,556,598	$117,108,605	5,973,255	$60,775,637	36,913,438	$359,487,867

GOLDMAN SACHS CORE U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 – Class A Shares	$34.21	$ 0.10	(c)	$6.00	$6.10	$ —	$ —	$(3.54)	$(3.54)
2000 – Class B Shares	33.56	(0.14)	(c)	5.83	5.69	—	—	(3.54)	(3.54)
2000 – Class C Shares	33.46	(0.13)	(c)	5.80	5.67	—	—	(3.54)	(3.54)
2000 – Institutional Shares	34.61	0.24	(c)	6.07	6.31	(0.08)	—	(3.54)	(3.62)
2000 – Service Shares	34.05	0.07	(c)	5.96	6.03	—	—	(3.54)	(3.54)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 – Class A Shares	32.98	0.03		1.20	1.23	—	—	—	—
1999 – Class B Shares	32.50	(0.11)		1.17	1.06	—	—	—	—
1999 – Class C Shares	32.40	(0.10)		1.16	1.06	—	—	—	—
1999 – Institutional Shares	33.29	0.11		1.21	1.32	—	—	—	—
1999 – Service Shares	32.85	0.01		1.19	1.20	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 – Class A Shares	26.59	0.04		7.02	7.06	(0.03)	(0.01)	(0.63)	(0.67)
1999 – Class B Shares	26.32	(0.10)		6.91	6.81	—	—	(0.63)	(0.63)
1999 – Class C Shares	26.24	(0.10)		6.89	6.79	—	—	(0.63)	(0.63)
1999 – Institutional Shares	26.79	0.20		7.11	7.31	(0.15)	(0.03)	(0.63)	(0.81)
1999 – Service Shares	26.53	0.06		7.01	7.07	(0.10)	(0.02)	(0.63)	(0.75)

1998 – Class A Shares	23.32	0.11		5.63	5.74	(0.12)	—	(2.35)	(2.47)
1998 – Class B Shares	23.18	0.11		5.44	5.55	—	(0.06)	(2.35)	(2.41)
1998 – Class C Shares (commenced August 15, 1997)	27.48	0.03		1.22	1.25	—	(0.14)	(2.35)	(2.49)
1998 – Institutional Shares	23.44	0.30		5.65	5.95	(0.24)	(0.01)	(2.35)	(2.60)
1998 – Service Shares	23.27	0.19		5.57	5.76	(0.07)	(0.08)	(2.35)	(2.50)

1997 – Class A Shares	19.66	0.16		4.46	4.62	(0.16)	—	(0.80)	(0.96)
1997 – Class B Shares (commenced May 1, 1996)	20.44	0.04		3.70	3.74	(0.04)	(0.16)	(0.80)	(1.00)
1997 – Institutional Shares	19.71	0.30		4.51	4.81	(0.28)	—	(0.80)	(1.08)
1997 – Service Shares (commenced June 7, 1996)	21.02	0.13		3.15	3.28	(0.13)	(0.10)	(0.80)	(1.03)

1996 – Class A Shares	14.61	0.19		5.43	5.62	(0.16)	—	(0.41)	(0.57)
1996 – Institutional Shares (commenced June 15, 1995)	16.97	0.16		3.23	3.39	(0.24)	—	(0.41)	(0.65)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE U.S. EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$36.77	18.96%	$715,775	1.14%		0.31%		1.23%		0.22%		59.27%
35.71	18.03	275,673	1.89		(0.44)		1.98		(0.53)		59.27
35.59	18.03	62,820	1.89		(0.43)		1.98		(0.52)		59.27
37.30	19.41	379,172	0.74		0.71		0.83		0.62		59.27
36.54	18.83	11,879	1.24		0.19		1.33		0.10		59.27

34.21	3.73	614,310	1.14	(b)	0.15	(b)	1.24	(b)	0.05	(b)	41.84
33.56	3.26	214,087	1.89	(b)	(0.60	) (b)	1.99	(b)	(0.70	) (b)	41.84
33.46	3.27	43,361	1.89	(b)	(0.61	) (b)	1.99	(b)	(0.71	) (b)	41.84
34.61	3.97	335,465	0.74	(b)	0.54	(b)	0.84	(b)	0.44	(b)	41.84
34.05	3.65	11,204	1.24	(b)	0.06	(b)	1.34	(b)	(0.04	) (b)	41.84

32.98	26.89	605,566	1.23		0.15		1.36		0.02		63.79
32.50	26.19	152,347	1.85		(0.50)		1.98		(0.63)		63.79
32.40	26.19	26,912	1.87		(0.53)		2.00		(0.66)		63.79
33.29	27.65	307,200	0.69		0.69		0.82		0.56		63.79
32.85	27.00	11,600	1.19		0.19		1.32		0.06		63.79

26.59	24.96	398,393	1.28		0.51		1.47		0.32		65.89
26.32	24.28	59,208	1.79		(0.05)		1.96		(0.22)		65.89
26.24	4.85	6,267	1.78	(b)	(0.21	) (b)	1.95	(b)	(0.38	) (b)	65.89
26.79	25.76	202,893	0.65		1.16		0.82		0.99		65.89
26.53	25.11	7,841	1.15		0.62		1.32		0.45		65.89

23.32	23.75	225,968	1.29		0.91		1.53		0.67		37.28
23.18	18.59	17,258	1.83	(b)	0.06	(b)	2.00	(b)	(0.11	) (b)	37.28
23.44	24.63	148,942	0.65		1.52		0.85		1.32		37.28
23.27	15.92	3,666	1.15	(b)	0.69	(b)	1.35	(b)	0.49	(b)	37.28

19.66	38.63	129,045	1.25		1.01		1.55		0.71		39.35
19.71	20.14	64,829	0.65	(b)	1.49	(b)	0.96	(b)	1.18	(b)	39.35

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 – Class A Shares	$17.02	$ 0.06	(c)	$5.67	$5.73	$ —	$ —	$(0.09)	$(0.09)
2000 – Class B Shares	16.75	(0.09	) (c)	5.57	5.48	—	—	(0.09)	(0.09)
2000 – Class C Shares	16.75	(0.08	) (c)	5.57	5.49	—	—	(0.09)	(0.09)
2000 – Institutional Shares	17.10	0.13	(c)	5.73	5.86	—	—	(0.09)	(0.09)
2000 – Service Shares	16.95	0.03	(c)	5.66	5.69	—	—	(0.09)	(0.09)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 – Class A Shares	16.17	(0.01)		0.86	0.85	—	—	—	—
1999 – Class B Shares	15.98	(0.07)		0.84	0.77	—	—	—	—
1999 – Class C Shares	15.99	(0.07)		0.83	0.76	—	—	—	—
1999 – Institutional Shares	16.21	0.03		0.86	0.89	—	—	—	—
1999 – Service Shares	16.11	(0.02)		0.86	0.84	—	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 – Class A Shares	11.97	0.01		4.19	4.20	—	—	—	—
1999 – Class B Shares	11.92	(0.06)		4.12	4.06	—	—	—	—
1999 – Class C Shares	11.93	(0.05)		4.11	4.06	—	—	—	—
1999 – Institutional Shares	11.97	0.02		4.23	4.25	—	(0.01)	—	(0.01)
1999 – Service Shares	11.95	(0.01)		4.17	4.16	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1998 – Class A Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36	(0.01)	—	(0.38)	(0.39)
1998 – Class B Shares (commenced May 1, 1997)	10.00	(0.03)		2.33	2.30	—	—	(0.38)	(0.38)
1998 – Class C Shares (commenced August 15, 1997)	11.80	(0.02)		0.54	0.52	—	(0.01)	(0.38)	(0.39)
1998 – Institutional Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36	(0.01)	—	(0.38)	(0.39)
1998 – Service Shares (commenced May 1, 1997)	10.00	(0.02)		2.35	2.33	—	—	(0.38)	(0.38)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$22.66	33.73%	$545,763	1.09%		0.31%		1.24%		0.16%		72.59%
22.14	32.78	338,128	1.84		(0.44)		1.99		(0.59)		72.59
22.15	32.84	154,966	1.84		(0.43)		1.99		(0.58)		72.59
22.87	34.34	322,900	0.69		0.65		0.84		0.50		72.59
22.55	33.64	3,879	1.19		0.15		1.34		—		72.59

17.02	5.26	300,684	1.04	(b)	(0.11	) (b)	1.26	(b)	(0.33	) (b)	32.74
16.75	4.82	181,626	1.79	(b)	(0.87	) (b)	2.01	(b)	(1.09	) (b)	32.74
16.75	4.75	75,502	1.79	(b)	(0.87	) (b)	2.01	(b)	(1.09	) (b)	32.74
17.10	5.49	310,704	0.64	(b)	0.31	(b)	0.86	(b)	0.09	(b)	32.74
16.95	5.21	2,510	1.14	(b)	(0.21	) (b)	1.36	(b)	(0.43	) (b)	32.74

16.17	35.10	175,510	0.97		0.05		1.46		(0.44)		63.15
15.98	34.07	93,711	1.74		(0.73)		2.11		(1.10)		63.15
15.99	34.04	37,081	1.74		(0.74)		2.11		(1.11)		63.15
16.21	35.54	295,734	0.65		0.35		1.02		(0.02)		63.15
16.11	34.85	1,663	1.15		(0.16)		1.52		(0.53)		63.15

11.97	23.79	53,786	0.91	(b)	0.12	(b)	2.40	(b)	(1.37	) (b)	74.97
11.92	23.26	13,857	1.67	(b)	(0.72	) (b)	2.91	(b)	(1.96	) (b)	74.97
11.93	4.56	4,132	1.68	(b)	(0.76	) (b)	2.92	(b)	(2.00	) (b)	74.97
11.97	23.89	4,656	0.72	(b)	0.42	(b)	1.96	(b)	(0.82	) (b)	74.97
11.95	23.56	115	1.17	(b)	(0.21	) (b)	2.41	(b)	(1.45	) (b)	74.97

73
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 – Class A Shares	$10.23	$(0.03	) (c)	$2.70	$2.67	$ —	$ —	$ —
2000 – Class B Shares	10.09	(0.11	) (c)	2.65	2.54	—	—	—
2000 – Class C Shares	10.10	(0.10	) (c)	2.66	2.56	—	—	—
2000 – Institutional Shares	10.30	0.02	(c)	2.71	2.73	—	—	—
2000 – Service Shares	10.22	(0.04	) (c)	2.69	2.65	—	—	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 – Class A Shares	10.16	(0.01)		0.08	0.07	—	—	—
1999 – Class B Shares	10.07	(0.05)		0.07	0.02	—	—	—
1999 – Class C Shares	10.08	(0.05)		0.07	0.02	—	—	—
1999 – Institutional Shares	10.20	0.02		0.08	0.10	—	—	—
1999 – Service Shares	10.16	(0.01)		0.07	0.06	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 – Class A Shares	10.59	0.01		(0.43)	(0.42)	(0.01)	—	(0.01)
1999 – Class B Shares	10.56	(0.05)		(0.44)	(0.49)	—	—	—
1999 – Class C Shares	10.57	(0.04)		(0.45)	(0.49)	—	—	—
1999 – Institutional Shares	10.61	0.04		(0.43)	(0.39)	(0.02)	—	(0.02)
1999 – Service Shares	10.60	0.01		(0.44)	(0.43)	(0.01)	—	(0.01)

FOR THE PERIOD ENDED JANUARY 31,

1998 – Class A Shares (commenced August 15, 1997)	10.00	(0.01)		0.65	0.64	—	(0.05)	(0.05)
1998 – Class B Shares (commenced August 15, 1997)	10.00	(0.03)		0.64	0.61	—	(0.05)	(0.05)
1998 – Class C Shares (commenced August 15, 1997)	10.00	(0.02)		0.64	0.62	—	(0.05)	(0.05)
1998 – Institutional Shares (commenced August 15, 1997)	10.00	0.01		0.65	0.66	—	(0.05)	(0.05)
1998 – Service Shares (commenced August 15, 1997)	10.00	0.01		0.64	0.65	—	(0.05)	(0.05)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$12.90	26.10%	$54,954	1.33%		(0.21)%		1.55%		(0.43)		135.36%
12.63	25.17	17,923	2.08		(0.96)		2.30		(1.18)		135.36
12.66	25.35	8,289	2.08		(0.96)		2.30		(1.18)		135.36
13.03	26.60	86,196	0.93		0.19		1.15		(0.03)		135.36
12.87	25.93	63	1.43		(0.30)		1.65		(0.52)		135.36

10.23	0.69	52,660	1.33	(b)	(0.12	) (b)	1.67	(b)	(0.46	) (b)	52.03
10.09	0.20	13,711	2.08	(b)	(0.86	) (b)	2.42	(b)	(1.20	) (b)	52.03
10.10	0.20	6,274	2.08	(b)	(0.86	) (b)	2.42	(b)	(1.20	) (b)	52.03
10.30	0.98	62,633	0.93	(b)	0.28	(b)	1.27	(b)	(0.06	) (b)	52.03
10.22	0.59	64	1.43	(b)	(0.22	) (b)	1.77	(b)	(0.56	) (b)	52.03

10.16	(3.97)	64,087	1.31		0.08		2.00		(0.61)		75.38
10.07	(4.64)	15,406	2.00		(0.55)		2.62		(1.17)		75.38
10.08	(4.64)	6,559	2.01		(0.56)		2.63		(1.18)		75.38
10.20	(3.64)	62,763	0.94		0.60		1.56		(0.02)		75.38
10.16	(4.07)	54	1.44		0.01		2.06		(0.61)		75.38

10.59	6.37	11,118	1.25	(b)	(0.36	) (b)	3.92	(b)	(3.03	) (b)	37.65
10.56	6.07	9,957	1.95	(b)	(1.04	) (b)	4.37	(b)	(3.46	) (b)	37.65
10.57	6.17	2,557	1.95	(b)	(1.07	) (b)	4.37	(b)	(3.49	) (b)	37.65
10.61	6.57	9,026	0.95	(b)	0.15	(b)	3.37	(b)	(2.27	) (b)	37.65
10.60	6.47	2	1.45	(b)	0.40	(b)	3.87	(b)	(2.02	) (b)	37.65

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 – Class A Shares	$10.55	$0.12	(c)	$0.36	$0.48	$(0.10)	$(0.12)	$(0.22)
2000 – Class B Shares	10.50	0.05	(c)	0.36	0.41	(0.04)	(0.12)	(0.16)
2000 – Class C Shares	10.51	0.04	(c)	0.37	0.41	(0.04)	(0.12)	(0.16)
2000 – Institutional Shares	10.55	0.16	(c)	0.37	0.53	(0.14)	(0.12)	(0.26)
2000 – Service Shares	10.55	0.11	(c)	0.36	0.47	(0.09)	(0.12)	(0.21)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 – Class A Shares	10.15	0.04		0.40	0.44	(0.04)	—	(0.04)
1999 – Class B Shares	10.15	0.01		0.36	0.37	(0.02)	—	(0.02)
1999 – Class C Shares	10.15	0.01		0.37	0.38	(0.02)	—	(0.02)
1999 – Institutional Shares	10.16	0.06		0.38	0.44	(0.05)	—	(0.05)
1999 – Service Shares	10.16	0.02		0.40	0.42	(0.03)	—	(0.03)

FOR THE PERIOD ENDED JANUARY 31,

1999 – Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15	—	—	—
1999 – Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15	—	—	—
1999 – Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15	—	—	—
1999 – Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16	—	—	—
1999 – Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE LARGE CAP VALUE FUND

						Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.81	4.68%	$100,972	1.06%	1.14%		1.17%		1.03%		83.30%
10.75	3.96	19,069	1.81	0.44		1.92		0.33		83.30
10.76	3.97	11,178	1.81	0.45		1.92		0.34		83.30
10.82	5.20	175,493	0.66	1.54		0.77		1.43		83.30
10.81	4.60	12	1.16	1.07		1.27		0.96		83.30

10.55	4.31	91,072	1.04 (b)	0.87	(b)	1.21	(b)	0.70	(b)	36.10
10.50	3.68	14,464	1.79 (b)	0.05	(b)	1.96	(b)	(0.12	) (b)	36.10
10.51	3.73	8,032	1.79 (b)	0.09	(b)	1.96	(b)	(0.08	) (b)	36.10
10.55	4.35	189,540	0.64 (b)	1.29	(b)	0.81	(b)	1.12	(b)	36.10
10.55	4.11	13	1.14 (b)	0.72	(b)	1.31	(b)	0.55	(b)	36.10

10.15	1.50	6,665	1.08 (b)	1.45	(b)	8.03	(b)	(5.50	) (b)	0.00
10.15	1.50	340	1.82 (b)	0.84	(b)	8.77	(b)	(6.11	) (b)	0.00
10.15	1.50	268	1.83 (b)	0.70	(b)	8.78	(b)	(6.25	) (b)	0.00
10.16	1.60	53,396	0.66 (b)	1.97	(b)	7.61	(b)	(4.98	) (b)	0.00
10.16	1.60	2	1.16 (b)	2.17	(b)	8.11	(b)	(4.78	) (b)	0.00

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 – Class A Shares	$10.87	$ 0.02	(c)	$ 0.74	$ 0.76	$(0.05)	$(0.26)	$(0.31)
2000 – Class B Shares	10.81	(0.04)	(c)	0.73	0.69	(0.02)	(0.26)	(0.28)
2000 – Class C Shares	10.82	(0.03)	(c)	0.72	0.69	(0.02)	(0.26)	(0.28)
2000 – Institutional Shares	11.00	0.09	(c)	0.75	0.84	(0.10)	(0.26)	(0.36)
2000 – Service Shares	10.93	0.05	(c)	0.73	0.78	(0.09)	(0.26)	(0.35)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 – Class A Shares	9.98	0.05		0.84	0.89	—	—	—
1999 – Class B Shares	9.95	0.01		0.85	0.86	—	—	—
1999 – Class C Shares	9.96	0.01		0.85	0.86	—	—	—
1999 – Institutional Shares	10.06	0.09		0.85	0.94	—	—	—
1999 – Service Shares	10.02	0.01		0.90	0.91	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 – Class A Shares	9.22	(0.01)		0.79	0.78	(0.02)	—	(0.02)
1999 – Class B Shares	9.21	—		0.74	0.74	—	—	—
1999 – Class C Shares	9.22	—		0.74	0.74	—	—	—
1999 – Institutional Shares	9.24	0.05		0.80	0.85	(0.03)	—	(0.03)
1999 – Service Shares	9.23	—		0.81	0.81	(0.02)	—	(0.02)

FOR THE PERIOD ENDED JANUARY 31,

1998 – Class A Shares (commenced August 15, 1997)	10.00	—		(0.78)	(0.78)	—	—	—
1998 – Class B Shares (commenced August 15, 1997)	10.00	(0.02)		(0.77)	(0.79)	—	—	—
1998 – Class C Shares (commenced August 15, 1997)	10.00	(0.02)		(0.76)	(0.78)	—	—	—
1998 – Institutional Shares (commenced August 15, 1997)	10.00	0.02		(0.76)	(0.74)	(0.02)	—	(0.02)
1998 – Service Shares (commenced August 15, 1997)	10.00	0.01		(0.78)	(0.77)	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

							Ratios assuming no expense redemptions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$11.32	6.92%	$147,409	1.66%		0.14%		1.75%		0.05%		92.10%
11.22	6.36	12,032	2.16		(0.36)		2.25		(0.45)		92.10
11.23	6.34	6,887	2.16		(0.34)		2.25		(0.43)		92.10
11.48	7.62	308,074	1.01		0.78		1.10		0.69		92.10
11.36	7.05	27	1.51		0.33		1.60		0.24		92.10

10.87	8.92	114,502	1.66	(b)	0.78	(b)	1.76	(b)	0.68	(b)	64.97
10.81	8.64	9,171	2.16	(b)	0.26	(b)	2.26	(b)	0.16	(b)	64.97
10.82	8.63	4,913	2.16	(b)	0.23	(b)	2.26	(b)	0.13	(b)	64.97
11.00	9.34	271,212	1.01	(b)	1.43	(b)	1.11	(b)	1.33	(b)	64.97
10.93	9.08	8	1.51	(b)	0.07	(b)	1.61	(b)	(0.03	) (b)	64.97

9.98	8.37	110,338	1.63		(0.11)		1.94		(0.42)		194.61
9.95	8.03	7,401	2.08		(0.03)		2.39		(0.34)		194.61
9.96	8.03	3,742	2.08		(0.04)		2.39		(0.35)		194.61
10.06	9.20	280,731	1.01		0.84		1.32		0.53		194.61
10.02	8.74	22	1.50		0.02		1.81		(0.29)		194.61

9.22	(7.66)	7,087	1.50	(b)	(0.27	) (b)	4.87	(b)	(3.90	) (b)	25.16
9.21	(7.90)	2,721	2.00	(b)	(0.72	) (b)	5.12	(b)	(3.84	) (b)	25.16
9.22	(7.80)	1,608	2.00	(b)	(0.73	) (b)	5.12	(b)	(3.85	) (b)	25.16
9.24	(7.45)	17,719	1.00	(b)	0.59	(b)	4.12	(b)	(2.53	) (b)	25.16
9.23	(7.70)	1	1.50	(b)	0.26	(b)	4.62	(b)	(2.86	) (b)	25.16

GOLDMAN SACHS CORE U.S. EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — CORE Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and Core International Equity Fund (collectively, “the CORE Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Core Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets of the CORE Equity Funds for the periods ended August 31, 1999 and January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.1%

Apparel – 1.3%
562,500	Burlington Industries, Inc.*	$ 984,375
108,500	Tropical Sportswear Int’l Corp.*	1,959,781

		2,944,156

Banks – 5.7%
159,100	Community First Bankshares, Inc.	2,863,800
20,500	Corpus Bankshares, Inc.	676,500
49,200	Cullen/Frost Bankers, Inc.	1,525,200
24,300	Hamilton Bancorp, Inc.*	361,463
260,500	Pacific Century Financial Corp.	3,647,000
78,600	Susquehanna Bancshares, Inc.	1,124,962
256,000	The Colonial BancGroup, Inc.	2,496,000

		12,694,925

Chemicals – 6.8%
314,300	Agrium, Inc.	3,064,425
148,200	IMC Global, Inc.	2,176,687
980,800	Methanex Corp.*	5,884,800
178,000	Millennium Chemicals, Inc.	2,937,000
49,800	The Lubrizol Corp.	1,080,038

		15,142,950

Clothing – 1.4%
128,300	Urban Outfitters, Inc.*	1,098,569
146,000	Venator Group, Inc.*	2,044,000

		3,142,569

Computer Hardware – 2.8%
81,000	Advanced Digital Information Corp.*	1,377,000
127,100	Ingram Micro, Inc.*	1,906,500
57,100	Tech Data Corp.*	2,947,787

		6,231,287

Computer Software – 1.7%
65,400	Avant! Corp.*	952,388
125,100	Mentor Graphics Corp.*	2,361,262
126,700	Mobius Management Systems, Inc.*	475,125

		3,788,775

Construction – 1.6%
112,400	D.R. Horton, Inc.	2,205,850
113,300	Morrison Knudsen Corp.*	1,359,600

		3,565,450

Consumer Durables – 2.0%
319,412	Movado Group, Inc.	4,471,768

Department Store – 0.6%
118,500	ShopKo Stores, Inc.*	1,355,344

Drugs – 0.2%
37,000	Kos Pharmaceuticals, Inc.*	518,000

Electrical Equipment – 0.3%
113,200	Brightpoint, Inc.*	714,575

Electrical Utilities – 6.0%
127,600	Bangor Hydro-Electric Co.	3,078,350
Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – continued
24,300	IDACORP, Inc.	$ 958,331
285,100	Public Service Co. of New Mexico	6,094,012
106,500	Sierra Pacific Resources	1,883,719
59,000	Western Resources, Inc.	1,180,000

		13,194,412

Energy Resources – 1.5%
35,200	Louis Dreyfus Natural Gas Corp.*	1,223,200
75,100	Swift Energy Co.*	2,173,206

		3,396,406

Equity REIT – 10.4%
29,600	Alexandria Real Estate Equities, Inc.	1,036,000
18,700	AvalonBay Communities, Inc.	835,656
165,500	Catellus Development Corp.*	2,958,312
47,100	CenterPoint Properties Corp.	2,063,569
39,200	Charles E. Smith Residential Realty, Inc.	1,612,100
49,700	Cousins Properties, Inc.	2,043,912
62,500	Health Care Property Investors, Inc.	1,644,531
77,400	Liberty Property Trust	2,022,075
75,400	LNR Property Corp.	1,602,250
126,600	Prentiss Properties Trust	3,077,962
43,100	Reckson Associates Realty Corp.	1,047,869
56,500	Storage USA, Inc.	1,702,063
98,100	Trammell Crow Co.*	1,361,138

		23,007,437

Financial Services – 0.9%
58,800	Allied Capital Corp.	1,190,700
29,000	Brown & Brown	773,938

		1,964,638

Food & Beverage – 1.6%
40,900	Corn Products International, Inc.	1,027,613
167,200	Fleming Cos., Inc.	2,581,150

		3,608,763

Forest – 2.0%
145,200	Caraustar Industries, Inc.	2,241,525
178,800	Packaging Corp. of America*	2,089,725

		4,331,250

Gas Utilities – 0.9%
46,900	Laclede Gas Co.	1,011,281
54,900	Vectren Corp.	1,043,100

		2,054,381

Heavy Electrical – 2.6%
112,900	Belden, Inc.	2,949,512
130,000	UCAR International, Inc.*	1,771,250
144,300	UNOVA, Inc.*	1,082,250

		5,803,012

Heavy Machinery – 1.9%
296,100	AGCO Corp.	3,109,050
218,300	Titan International, Inc.	1,105,144

		4,214,194

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Hotels – 0.7%
91,500	GTECH Holdings Corp.*	$ 1,635,563

Industrial Parts – 4.4%
343,100	Denison International PLC ADR*	4,674,737
164,900	Lydall, Inc.*	1,989,106
205,400	Milacron, Inc.	3,170,863

		9,834,706

Industrial Services – 2.8%
154,000	ITT Educational Services, Inc.*	3,542,000
173,200	Pittston Brinks Group	2,695,425

		6,237,425

Information Services – 0.6%
124,100	Modis Professional Services, Inc.*	853,188
16,400	National Data Corp.	481,750

		1,334,938

Life Insurance – 0.2%
18,600	Liberty Financial Cos., Inc.	439,425

Media – 1.5%
63,300	Media General, Inc.	3,259,950

Medical Products – 1.6%
81,900	Haemonetics Corp.*	2,062,856
34,400	Varian Medical Systems, Inc.	1,580,250

		3,643,106

Medical Providers – 5.0%
1,070,700	Beverly Enterprises, Inc.*	5,554,256
178,300	Foundation Health Systems, Inc.*	3,131,394
170,600	Manor Care, Inc.*	2,281,775

		10,967,425

Mining – 2.1%
38,400	Commercial Metals Co.	1,072,800
134,100	Ispat International NV	871,650
166,300	Wolverine Tube, Inc.*	2,764,738

		4,709,188

Motor Vehicle – 1.3%
128,300	Intermet Corp.	994,325
156,900	Lithia Motors, Inc.*	1,922,025

		2,916,350

Oil Refining – 0.5%
35,200	Valero Energy Corp.	1,060,400

Oil Services – 1.7%
16,300	Cal Dive International, Inc.*	937,250
13,200	Coflexip SA ADR	784,163
104,300	Stolt Offshore SA*	1,447,162
51,100	TETRA Technologies, Inc.*	696,238

		3,864,813

Property Insurance – 4.6%
93,500	IPC Holdings Ltd.	1,566,125
53,900	Old Republic International Corp.	1,290,231
196,400	PXRE Group Ltd.	2,675,950
196,700	Zenith National Insurance Corp.	4,560,981

		10,093,287

Shares	Description	Value

Common Stocks – (continued)

Publishing – 2.4%
41,400	ADVO, Inc.*	$ 1,694,812
126,800	Lee Enterprises, Inc.	3,550,400

		5,245,212

Restaurants – 2.8%
245,500	CBRL Group, Inc.	2,961,344
156,500	Morton’s Restaurant Group, Inc.*	3,286,500

		6,247,844

Security/Asset Management – 0.7%
35,400	BlackRock, Inc.*	1,451,400

Semiconductors – 3.4%
292,300	General Semiconductor, Inc.*	4,256,619
72,300	MEMC Electronic Materials, Inc.*	1,301,400
41,000	Pioneer-Standard Electronics, Inc.	561,188
11,900	Siliconix, Inc.*	664,912
43,000	Standard Microsystems Corp.*	817,000

		7,601,119

Specialty Retail – 1.8%
138,500	Brookstone, Inc.*	1,809,156
63,200	The Boyds Collection Ltd.*	560,900
210,600	The Good Guys, Inc.*	1,632,150

		4,002,206

Thrifts – 1.4%
352,700	Sovereign Bancorp, Inc.	2,997,950

Truck Freight – 2.4%
67,300	Airborne Freight Corp.	1,005,294
35,000	Landstar Systems, Inc.*	1,785,000
52,500	Teekay Shipping Corp.	2,428,125

		5,218,419

TOTAL COMMON STOCKS
(Cost $190,973,518)		$208,905,018

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.7%

Joint Repurchase Agreement Account II /\
$10,300,000	6.66%	09/01/2000	$ 10,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $10,300,000)			$ 10,300,000

TOTAL INVESTMENTS
(Cost $201,273,518)			$219,205,018

*	Non-income producing security.
/\	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR —American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities

August 31, 2000

Assets:

Investment in securities, at value (identified cost $201,273,518)	$219,205,018

Cash	54,991

Receivables:

Investment securities sold	2,865,775

Fund shares sold	888,208

Dividends and interest	194,755

Reimbursement from adviser	44,045

Other assets	5,308

Total assets	223,258,100

Liabilities:

Payables:

Investment securities purchased	579,757

Fund shares repurchased	429,342

Amounts owed to affiliates	279,287

Accrued expenses and other liabilities	23,779

Total liabilities	1,312,165

Net Assets:

Paid-in capital	258,062,378

Accumulated net realized loss from investment and options transactions	(54,047,943)

Net unrealized gain on investments	17,931,500

NET ASSETS	$221,945,935

Net asset value, offering and redemption price per share: (a)

Class A	$23.21

Class B	$22.40

Class C	$22.42

Institutional	$23.47

Service	$23.13

Shares outstanding:

Class A	6,798,488

Class B	1,303,543

Class C	375,860

Institutional	1,126,925

Service	3,580

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	9,608,396

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $24.56. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)
$3,051,250
Interest
444,988

Total income
3,496,238

Expenses:

Management fees
2,219,510
Distribution and Service fees (b)
762,265
Transfer Agent fees (c)
385,677
Custodian fees
76,396
Registration fees
51,864
Professional fees
44,948
Trustee fees
8,689
Other
110,006

Total expenses
3,659,355

Less — expense reductions
(149,587)

Net expenses
3,509,768

NET INVESTMENT LOSS
(13,530)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions
(8,307,106)
Net change in unrealized loss on investments
 36,005,585

Net realized and unrealized gain on investment transactions
27,698,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$27,684,949

(a)	Foreign taxes withheld on dividends were $15,892.
(b)	Class A, Class B and Class C had Distribution and Service fees of $405,682, $285,873 and $70,710, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $308,318, $54,316, $13,435, $9,587 and $21, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven-Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (13,530)	$ (764,389)	$ (1,430,151)
Net realized loss on investment and options transactions	(8,307,106)	(24,597,058)	(21,053,205)
Net change in unrealized gain (loss) on investments	36,005,585	42,816,511	(75,425,946)

Net increase (decrease) in net assets resulting from operations	27,684,949	17,455,064	(97,909,302)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	—	—	(20,135,069)
Class B Shares	—	—	(2,897,126)
Class C Shares	—	—	(512,006)
Institutional Shares	—	—	(946,473)
Service Shares	—	—	(16,422)

Total distributions to shareholders	—	—	(24,507,096)

From share transactions:

Proceeds from sales of shares	34,453,997	96,142,667	285,768,961
Reinvestment of dividends and distributions	—	—	22,881,335
Cost of shares repurchased	(123,238,056)	(158,916,521)	(291,025,366)

Net increase (decrease) in net assets resulting from share transactions	(88,784,059)	(62,773,854)	17,624,930

TOTAL DECREASE	(61,099,110)	(45,318,790)	(104,791,468)

Net assets:

Beginning of period	283,045,045	328,363,835	433,155,303

End of period	$221,945,935	$283,045,045	$328,363,835

Accumulated net investment loss	—	—	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and the Financial Highlights of the Fund are included for the seven-month period ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

        The Fund had approximately $42,959,499 at August 31, 2000 (the Fund’s tax year-end) of capital loss carryforward expiring in 2006-2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        At August 31, 2000 the aggregate cost of portfolio securities for federal income tax purposes is $203,053,683. Accordingly, the gross unrealized gain on investments was $34,834,050 and the gross unrealized loss on investments was $18,682,715 resulting in a net unrealized gain of $16,151,335.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of Shares of the Fund separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs reimbursed approximately $145,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $5,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS SMALL CAP VALUE FUND
3. AGREEMENTS (continued)

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $49,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $184,000, $63,000, and $32,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000 were $162,861,797 and $260,542,665 respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $20,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $10,300,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS SMALL CAP VALUE FUND

8. CERTAIN RECLASSIFICATIONS

In accordance with statement of Position 93-2, the Fund has reclassified $13,530 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000

	Shares	Dollars

Class A Shares
Shares sold	1,375,654	$27,265,326
Shares repurchased	(5,211,119)	(99,633,194)

	(3,835,465)	(72,367,868)

Class B Shares
Shares sold	183,134	3,555,201
Shares repurchased	(819,879)	(15,030,277)

	(636,745)	(11,475,076)

Class C Shares
Shares sold	137,123	2,640,911
Shares repurchased	(180,209)	(3,309,647)

	(43,086)	(668,736)

Institutional Shares
Shares sold	47,653	945,353
Shares repurchased	(275,006)	(5,233,437)

	(227,353)	(4,288,084)

Service Shares
Shares sold	2,401	47,206
Shares repurchased	(1,714)	(31,501)

	687	15,705

NET DECREASE	(4,741,962)	$(88,784,059)

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Seven-Months Ended August 31, 1999

	Shares	Dollars

Class A Shares
Shares sold	3,974,603	$ 75,211,330
Shares repurchased	(7,479,721)	(141,251,011)

	(3,505,118)	(66,039,681)

Class B Shares
Shares sold	223,866	4,216,615
Shares repurchased	(652,859)	(11,537,114)

	(428,993)	(7,320,499)

Class C Shares
Shares sold	121,721	2,343,776
Shares repurchased	(156,184)	(2,743,702)

	(34,463)	(399,926)

Institutional Shares
Shares sold	693,113	14,235,041
Shares repurchased	(163,344)	(3,050,873)

	529,769	11,184,168

Service Shares
Shares sold	7,750	135,905
Shares repurchased	(18,993)	(333,821)

	(11,243)	(197,916)

NET DECREASE	(3,450,048)	$ (62,773,854)

GOLDMAN SACHS SMALL CAP VALUE FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended January 31, 1999

	Shares	Dollars

Class A Shares
Shares sold	11,250,168	$248,147,068
Reinvestments of dividends and distributions	1,120,125	18,887,752
Shares repurchased	(13,625,605)	(275,189,998)

	(1,255,312)	(8,155,178)

Class B Shares
Shares sold	1,020,790	24,298,444
Reinvestments of dividends and distributions	159,248	2,632,705
Shares repurchased	(609,437)	(12,177,880)

	570,601	14,753,269

Class C Shares
Shares sold	348,913	8,014,845
Reinvestments of dividends and distributions	24,492	404,852
Shares repurchased	(156,144)	(3,072,836)

	217,261	5,346,861

Institutional Shares
Shares sold	191,950	5,013,154
Reinvestments of dividends and distributions	55,467	939,606
Shares repurchased	(30,030)	(583,311)

	217,387	5,369,449

Service Shares
Shares sold	13,163	295,450
Reinvestments of dividends and distributions	974	16,420
Shares repurchased	(71)	(1,341)

	14,066	310,529

NET INCREASE (DECREASE)	(235,997)	$ 17,624,930

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income (loss) from investment operations	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$19.80	$ 0.01	(c)	$ 3.40	$ 3.41	$ —	$ —	$ —
2000 - Class B Shares	19.27	(0.13	) (c)	3.26	3.13	—	—	—
2000 - Class C Shares	19.28	(0.12	) (c)	3.26	3.14	—	—	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—	—	—
2000 - Service Shares	19.76	0.01	(c)	3.36	3.37	—	—	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—	—	—
1999 - Class B Shares	18.10	(0.12)		1.29	1.17	—	—	—
1999 - Class C Shares	18.12	(0.11)		1.27	1.16	—	—	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—	—	—
1999 - Service Shares	18.50	(0.13)		1.39	1.26	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	—	(1.00)	(1.00)
1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)	—	(1.00)	(1.00)
1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)	—	(1.00)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	—	(1.00)	(1.00)
1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)	—	(1.00)	(1.00)

1998 - Class A Shares	20.91	0.14		5.33	5.47	—	(2.33)	(2.33)
1998 - Class B Shares	20.80	(0.01)		5.27	5.26	—	(2.33)	(2.33)
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37	(0.34)	(1.99)	(2.33)
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51	(0.28)	(2.05)	(2.33)
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47	(0.31)	(2.02)	(2.33)

1997 - Class A Shares	17.29	(0.21)		4.92	4.71	—	(1.09)	(1.09)
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10	—	(1.09)	(1.09)

1996 - Class A Shares	16.14	(0.23)		1.39	1.16	—	(0.01)	(0.01)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$23.21	17.22%	$157,791	1.50%		0.07%		1.57%		—%		75.31%
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75.31
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75.31
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75.31
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75.31

19.80	6.97	210,500	1.50	(b)	(0.35	) (b)	1.61	(b)	(0.46	) (b)	46.95
19.27	6.46	37,386	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	46.95
19.28	6.40	8,079	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	46.95
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	) (b)	46.95
19.76	6.81	57	1.60	(b)	(0.41	) (b)	1.71	(b)	(0.52	) (b)	46.95

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98.46
18.10	(18.00)	42,879	2.25		(0.99)		2.29		(1.03)		98.46
18.12	(17.91)	8,212	2.25		(0.99)		2.29		(1.03)		98.46
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98.46
18.50	(17.41)	261	1.62		(0.47)		1.66		(0.51)		98.46

24.05	26.17	370,246	1.54		(0.28)		1.76		(0.50)		84.81
23.73	25.29	42,677	2.29		(0.92)		2.29		(0.92)		84.81
23.73	5.51	5,604	2.09	(b)	(0.79	) (b)	2.09	(b)	(0.79	) (b)	84.81
24.09	6.08	14,626	1.16	(b)	0.27	(b)	1.16	(b)	0.27	(b)	84.81
24.05	5.91	2	1.45	(b)	(0.07	) (b)	1.45	(b)	(0.07	) (b)	84.81

20.91	27.28	212,061	1.60		(0.72)		1.85		(0.97)		99.46
20.80	5.39	3,674	2.35	(b)	(1.63	) (b)	2.35	(b)	(1.63	) (b)	99.46

17.29	7.20	204,994	1.41		(0.59)		1.66		(0.84)		57.58

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Small Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 94.5%

Banks – 5.1%
60,467	Citigroup, Inc.	$ 3,529,742
26,300	State Street Corp.	3,096,825
11,200	Wells Fargo & Co.	483,700

		7,110,267

Chemicals – 0.7%
8,192	E.I. du Pont de Nemours & Co.	367,616
6,800	Minnesota Mining & Manufacturing Co.	632,400

		1,000,016

Computer Hardware – 7.5%
70,000	Cisco Systems, Inc.*	4,803,750
27,600	EMC Corp.*	2,704,800
23,200	Sun Microsystems, Inc.*	2,944,950

		10,453,500

Computer Software – 6.6%
10,500	CheckFree Corp.*	544,031
15,000	International Business Machines, Inc.	1,980,000
56,300	Microsoft Corp.*	3,930,444
29,800	Oracle Corp.*	2,709,937

		9,164,412

Department Store – 1.5%
45,400	Wal-Mart Stores, Inc.	2,153,663

Drugs – 8.6%
19,300	American Home Products Corp.	1,045,819
5,700	Amgen, Inc.*	432,131
58,600	Bristol-Myers Squibb Co.	3,105,800
11,500	Eli Lilly & Co.	839,500
7,500	Merck & Co., Inc.	524,063
113,050	Pfizer, Inc.	4,889,412
28,000	Schering-Plough Corp.	1,123,500

		11,960,225

Electrical Equipment – 5.2%
6,800	Corning, Inc.	2,229,975
29,500	Lucent Technologies, Inc.	1,233,469
37,700	Nortel Networks Corp.	3,074,906
11,500	QUALCOMM, Inc.*	688,562

		7,226,912

Electrical Utilities – 2.9%
62,400	The AES Corp.*	3,978,000

Energy Resources – 0.7%
11,000	Exxon Mobil Corp.	897,875

Entertainment – 2.6%
17,800	The Walt Disney Co.	693,087
43,650	Viacom, Inc. Class B*	2,938,191

		3,631,278

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 8.5%
48,400	Federal Home Loan Mortgage Corp.	$ 2,038,850
38,700	Federal National Mortgage Assn.	2,080,125
99,200	General Electric Co.	5,821,800
55,300	MBNA Corp.	1,952,781

		11,893,556

Food & Beverage – 3.5%
26,000	Nabisco Group Holdings Corp.	729,625
29,000	PepsiCo., Inc.	1,236,125
30,800	The Coca-Cola Co.	1,620,850
17,300	Wm. Wrigley Jr. Co.	1,281,281

		4,867,881

Home Products – 3.5%
26,400	Avon Products, Inc.	1,034,550
40,200	Colgate-Palmolive Co.	2,047,687
28,766	Energizer Holdings, Inc.*	568,129
11,000	The Gillette Co.	330,000
14,200	The Procter & Gamble Co.	877,737

		4,858,103

Hotels – 2.0%
38,100	Harrah’s Entertainment, Inc.*	1,081,088
17,400	Marriott International, Inc.	687,300
31,800	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,017,600

		2,785,988

Information Services – 2.4%
47,400	Cendant Corp.*	625,088
39,800	First Data Corp.	1,897,962
30,100	Valassis Communications, Inc.*	869,138

		3,392,188

Internet – 1.7%
4,500	DoubleClick, Inc.*	183,094
5,000	S1 Corp.*	87,188
7,437	VeriSign, Inc.*	1,479,033
5,300	Yahoo!, Inc.*	643,950

		2,393,265

Life Insurance – 0.6%
36,900	MetLife, Inc.*	897,131

Media – 9.2%
38,000	A.H. Belo Corp.	726,750
151,600	AT&T Corp.-Liberty Media Corp.*	3,240,450
7,520	Clear Channel Communications, Inc.*	544,260
8,900	Comcast Corp.	331,525
29,300	EchoStar Communications Corp.*	1,428,375
13,900	Gannett Co., Inc.	787,087
24,100	General Motors Corp. Class H*	798,312
35,625	Infinity Broadcasting Corp.*	1,349,297
37,700	Time Warner, Inc.	3,223,350
11,000	Tribune Co.	392,563

		12,821,969

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 0.9%
14,300	Johnson & Johnson	$ 1,314,706

Oil Refining – 0.0%
3	Conoco, Inc. Class B	78

Oil Services – 1.4%
23,300	Schlumberger Ltd.	1,987,781

Property Insurance – 3.0%
33,100	Ambac Financial Group, Inc.	2,139,087
22,700	American International Group, Inc.	2,023,138

		4,162,225

Publishing – 0.6%
22,600	The New York Times Co.	885,638

Restaurants – 0.7%
32,500	McDonald’s Corp.	970,938

Security/Asset Management – 0.5%
19,600	The Charles Schwab Corp.	748,475

Semiconductors – 5.5%
67,800	Intel Corp.	5,076,525
8,100	JDS Uniphase Corp.*	1,008,323
2,000	PMC-Sierra, Inc.*	472,000
16,000	Texas Instruments, Inc.	1,071,000

		7,627,848

Specialty Retail – 3.7%
24,800	CVS Corp.	920,700
8,300	RadioShack Corp.	489,700
28,450	The Home Depot, Inc.	1,367,378
73,800	Walgreen Co.	2,426,175

		5,203,953

Telephone – 3.1%
22,431	AT&T Corp.	706,577
28,400	SBC Communications, Inc.	1,185,700
8,900	Sprint Corp.	298,150
23,352	Verizon Communications	1,018,731
29,850	WorldCom, Inc.*	1,089,525

		4,298,683

Tobacco – 0.6%
28,300	Philip Morris Cos., Inc.	838,388

Wireless – 1.7%
36,000	Crown Castle International Corp.*	1,248,750
14,900	Sprint Corp. (PCS Group)*	747,794
10,400	Vodafone Group PLC ADR	425,750

		2,422,294

TOTAL COMMON STOCKS
(Cost $117,056,949)		$131,947,236

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 2.4%

Joint Repurchase Agreement Account II ∧
$3,300,000	6.66%	09/01/2000	$ 3,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,300,000)			$ 3,300,000

TOTAL INVESTMENTS
(Cost $120,356,949)			$135,247,236

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $120,356,949)	$135,247,236
Cash	18,801
Receivables:
Fund shares sold	4,172,805
Investment securities sold	359,592
Dividends and interest	65,873
Reimbursement from adviser	57,672
Other assets	149

Total assets	139,922,128

Liabilities:

Payables:
Amounts owed to affiliates	168,162
Fund shares repurchased	85,895
Accrued expenses and other liabilities	48,763

Total liabilities	302,820

Net Assets:

Paid-in capital	125,351,314
Accumulated net realized loss from investment transactions	(622,293)
Net unrealized gain on investments	14,890,287

NET ASSETS	$139,619,308

Net asset value, offering and redemption price per share: (a)
Class A	$12.52
Class B	$12.40
Class C	$12.42
Institutional	$12.58
Service	$12.52

Shares outstanding:
Class A	7,368,679
Class B	1,382,482
Class C	586,685
Institutional	1,821,463
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,159,459

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $13.25. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Dividends (a)	$ 506,392
Interest	227,020

Total income	733,412

Expenses:

Management fees	774,259
Distribution and Service fees (b)	289,757
Transfer Agent fees (c)	125,983
Professional fees	48,433
Custodian fees	22,363
Registration fees	7,623
Trustee fees	7,508
Other	61,613

Total expenses	1,337,539

Less — expense reductions	(144,435)

Net expenses	1,193,104

NET INVESTMENT LOSS	(459,692)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(548,651)
Net change in unrealized loss on investments	15,194,104

Net realized and unrealized gain on investment transactions	14,645,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,185,761

(a)	Foreign taxes withheld on dividends were $360.
(b)	Class A, Class B and Class C had Distribution and Service fees of $114,555, $117,536 and $57,666, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $87,060, $22,332, $10,957, $5,633 and $1, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND
Statements of Changes in Net Assets
	For the	For the
	YearEnded	Period Ended
	August 31, 2000	August 31, 1999 (a)

From operations:

Net investment loss	$ (459,692)	$ (2,481)
Net realized loss from investment transactions	(548,651)	(73,642)
Net change in unrealized loss on investments	15,194,104	(303,817)

Net increase (decrease) in net assets resulting from operations	14,185,761	(379,940)

Distributions to shareholders:

From net investment income
Class A Shares	(1,011)	—
Institutional Shares	(1,164)	—

Total distributions to shareholders	(2,175)	—

From share transactions:

Proceeds from sales of shares	120,078,710	22,791,501
Reinvestment of dividends and distributions	1,911	—
Cost of shares repurchased	(16,779,719)	(276,741)

Net increase in net assets resulting from share transactions	103,300,902	22,514,760

TOTAL INCREASE	117,484,488	22,134,820

Net assets:

Beginning of year	22,134,820	—

End of year	$139,619,308	$22,134,820

Accumulated undistributed net investment income	$ —	$ 2,182

(a)	Commencement date of operations was May 24, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $120,992,776. Accordingly, the gross unrealized gain on investments was $21,234,665 and the gross unrealized loss on investments was $6,980,205 resulting in a net unrealized gain of $14,254,460.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000
2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $140,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction of the Fund’s expenses. For the year ended August 31, 2000, Custody fee reductions amounted to approximately $4,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS STRATEGIC GROWTH FUND

3. AGREEMENTS (continued)

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $674,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $111,000, $39,000 and $18,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $112,547,871 and $14,265,061, respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $1,000 of brokerage commissions for portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,300,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS STRATEGIC GROWTH FUND

7. CHANGE IN ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $459,685 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000
9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000
	Shares	Dollars

Class A Shares
Shares sold	6,980,953	$ 81,208,797
Reinvestments of dividends and distributions	65	749
Shares repurchased	(643,589)	(7,592,195)

	6,337,429	73,617,351

Class B Shares
Shares sold	1,151,624	12,874,188
Reinvestments of dividends and distributions	—	—
Shares repurchased	(107,170)	(1,253,024)

	1,044,454	11,621,164

Class C Shares
Shares sold	458,422	5,048,001
Reinvestments of dividends and distributions	—	—
Shares repurchased	(109,451)	(1,260,537)

	348,971	3,787,464

Institutional Shares
Shares sold	1,779,701	20,947,724
Reinvestments of dividends and distributions	101	1,162
Shares repurchased	(552,466)	(6,673,963)

	1,227,336	14,274,923

Service Shares
Shares sold	—	—
Reinvestments of dividends and distributions	—	—
Shares repurchased	—	—

	—	—

NET INCREASE	8,958,190	$ 103,300,902

GOLDMAN SACHS STRATEGIC GROWTH FUND
9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the period ended August 31, 1999 (a)
	Shares	Dollars

Class A Shares
Shares sold	1,045,628	$10,768,656
Shares repurchased	(14,378)	(145,441)

	1,031,250	10,623,215

Class B Shares
Shares sold	351,153	3,596,720
Shares repurchased	(13,125)	(131,280)

	338,028	3,465,440

Class C Shares
Shares sold	237,714	2,435,565
Shares repurchased	—	—

	237,714	2,435,565

Institutional Shares
Shares sold	594,129	5,989,060
Shares repurchased	(2)	(20)

	594,127	5,989,040

Service Shares
Shares sold	150	1,500
Shares repurchased	—	—

	150	1,500

NET INCREASE	2,201,269	$22,514,760

(a)	Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period
		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total income from investment operations

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$10.06	$(0.06	) (c)	$2.52	$2.46
2000 - Class B Shares	10.04	(0.14	) (c)	2.50	2.36
2000 - Class C Shares	10.05	(0.14	) (c)	2.51	2.37
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51
2000 - Service Shares	10.06	(0.04	) (c)	2.50	2.46

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets	Portfolio turnover rate

$12.52	24.46%	$92,271	1.44%		(0.50)%		1.63%		(0.69)%	19.28%
12.40	23.51	17,149	2.19		(1.24)		2.38		(1.43)	19.28
12.42	23.58	7,287	2.19		(1.24)		2.38		(1.43)	19.28
12.58	24.93	22,910	1.04		(0.09)		1.23		(0.28)	19.28
12.52	24.45	2	1.54		(0.35)		1.73		(0.54)	19.28

10.06	0.60	10,371	1.44	(b)	(0.17)	(b)	11.70	(b)	(10.43) (b)	6.98
10.04	0.40	3,393	2.19	(b)	(0.97)	(b)	12.45	(b)	(11.23)(b)	6.98
10.05	0.50	2,388	2.19	(b)	(0.99)	(b)	12.45	(b)	(11.25)(b)	6.98
10.07	0.70	5,981	1.04	(b)	0.24)	(b)	11.30	(b)	(10.02)(b)	6.98
10.06	0.60	2	1.54	(b)	(0.24)	(b)	11.80	(b)	(10.50)(b)	6.98

Goldman Sachs Trust — Strategic Growth Fund — Tax Information (unaudited)

        For the tax year ended August 31, 2000, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the period ended August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 94.0%

Banks – 4.9%
457,049	Bank of America Corp.	$ 24,480,687
1,298,000	Citigroup, Inc.	75,770,750
398,490	State Street Corp.	46,922,197
272,900	The Bank of New York Co., Inc.	14,310,194
128,950	The Chase Manhattan Corp.	7,205,081
442,900	Wells Fargo & Co.	19,127,744

		187,816,653

Chemicals – 1.5%
468,429	E.I. du Pont de Nemours & Co.	21,020,752
296,000	Minnesota Mining & Manufacturing Co.	27,528,000
346,300	The Dow Chemicals Co.	9,068,731

		57,617,483

Computer Hardware – 8.4%
2,003,780	Cisco Systems, Inc.*	137,509,402
703,690	Dell Computer Corp.*	30,698,476
670,500	EMC Corp.*	65,709,000
197,660	Hewlett-Packard Co.	23,867,445
489,400	Sun Microsystems, Inc.*	62,123,213
154,100	Xerox Corp.	2,475,231

		322,382,767

Computer Software – 6.8%
136,830	CheckFree Corp.*	7,089,504
86,700	Gemstar-TV Guide International, Inc.*	7,824,675
424,700	International Business Machines, Inc.	56,060,400
1,569,600	Microsoft Corp.*	109,577,700
833,600	Oracle Corp.*	75,805,500
49,760	VERITAS Software Corp.*	5,999,190

		262,356,969

Defense/Aerospace – 0.1%
105,300	Honeywell International, Inc.	4,060,631

Department Store – 1.6%
1,286,400	Wal-Mart Stores, Inc.	61,023,600

Drugs – 7.9%
361,100	American Home Products Corp.	19,567,106
297,300	Amgen, Inc.*	22,539,056
1,319,210	Bristol-Myers Squibb Co.	69,918,130
326,300	Eli Lilly & Co.	23,819,900
497,600	Merck & Co., Inc.	34,769,800
2,611,510	Pfizer, Inc.	112,947,807
482,100	Schering-Plough Corp.	19,344,263

		302,906,062

Shares	Description	Value

Common Stocks – continued

Electrical Equipment – 5.7%
186,700	Corning, Inc.	$ 61,225,931
907,050	Lucent Technologies, Inc.	37,926,028
430,887	Motorola, Inc.	15,538,863
1,041,100	Nortel Networks Corp.	84,914,719
311,440	QUALCOMM, Inc.*	18,647,470

		218,253,011

Electrical Utilities – 1.9%
103,500	Duke Energy Corp.	7,743,094
901,900	The AES Corp.*	57,496,125
218,160	The Southern Co.	6,531,165

		71,770,384

Energy Resources – 4.1%
209,700	Chevron Corp.	17,719,650
189,300	Enron Corp.	16,066,838
994,406	Exxon Mobil Corp.	81,168,390
635,000	Royal Dutch Petroleum Co.	38,854,062
148,400	Unocal Corp.	4,952,850

		158,761,790

Entertainment – 1.5%
351,600	The Walt Disney Co.	13,690,425
623,545	Viacom, Inc. Class B*	41,972,373

		55,662,798

Environmental Services – 0.1%
210,500	Waste Management, Inc.	3,986,344

Financial Services – 7.2%
900,200	Federal Home Loan Mortgage Corp.	37,920,925
729,800	Federal National Mortgage Assn.	39,226,750
2,688,000	General Electric Co.	157,752,000
1,177,680	MBNA Corp.	41,586,825

		276,486,500

Food & Beverage – 3.0%
726,260	Nabisco Group Holdings Corp.	20,380,671
818,000	PepsiCo., Inc.	34,867,250
800,300	The Coca-Cola Co.	42,115,787
224,780	Wm. Wrigley Jr. Co.	16,647,769

		114,011,477

Forest – 0.6%
247,900	International Paper Co.	7,901,812
127,200	Kimberly-Clark Corp.	7,441,200
174,300	Weyerhaeuser Co.	8,072,269

		23,415,281

Heavy Electrical – 0.1%
59,200	Emerson Electric Co.	3,918,300

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Shares	Description	Value

Common Stocks – continued

Home Products – 2.5%
358,800	Avon Products, Inc.	$ 14,060,475
777,860	Colgate-Palmolive Co.	39,622,243
681,800	Energizer Holdings, Inc.*	13,465,550
266,800	The Gillette Co.	8,004,000
328,780	The Procter & Gamble Co.	20,322,714

		95,474,982

Hotels – 2.0%
1,077,000	Harrah’s Entertainment, Inc.*	30,559,875
592,940	Marriott International, Inc.	23,421,130
725,380	Starwood Hotels & Resorts Worldwide, Inc. Class B	23,212,160

		77,193,165

Industrial Parts – 0.7%
293,250	Tyco International Ltd.	16,715,250
130,540	United Technologies Corp.	8,150,591

		24,865,841

Information Services – 2.1%
314,500	Automatic Data Processing, Inc.	18,752,063
905,500	Cendant Corp.*	11,941,281
686,060	First Data Corp.	32,716,486
559,430	Valassis Communications, Inc.*	16,153,541

		79,563,371

Internet – 2.1%
416,790	America Online, Inc.*	24,434,314
125,300	DoubleClick, Inc.*	5,098,144
52,390	E.piphany, Inc.*	5,448,560
158,160	S1 Corp.*	2,757,915
126,765	VeriSign, Inc.*	25,210,389
147,600	Yahoo!, Inc.*	17,933,400

		80,882,722

Life Insurance – 1.2%
1,503,320	MetLife, Inc.*	36,549,468
269,800	Nationwide Financial Services, Inc.	10,758,275

		47,307,743

Media – 6.0%
1,102,000	A.H. Belo Corp.	21,075,750
1,483,100	AT&T Corp.-Liberty Media Corp.*	31,701,262
162,100	Cablevision Systems Corp.*	10,901,225
182,830	Clear Channel Communications, Inc.*	13,232,321
244,420	Comcast Corp.	9,104,645
256,190	EchoStar Communications Corp.*	12,489,262
185,300	Gannett Co., Inc.	10,492,613
780,277	General Motors Corp. Class H*	25,846,676
Shares	Description	Value

Common Stocks – continued

Media – (continued)
729,320	Infinity Broadcasting Corp.*	$ 27,622,995
713,300	Time Warner, Inc.	60,987,150
189,800	Tribune Co.	6,773,488

		230,227,387

Medical Products – 0.7%
305,000	Johnson & Johnson	28,040,938

Mining – 0.2%
285,200	Alcoa, Inc.	9,482,900

Motor Vehicle – 0.7%
542,242	Ford Motor Co.	13,115,478
193,048	General Motors Corp.	13,935,653

		27,051,131

Oil Refining – 0.2%
184,100	Texaco, Inc.	9,481,150

Oil Services – 1.3%
569,900	Schlumberger Ltd.	48,619,594

Property Insurance – 2.1%
397,930	Ambac Financial Group, Inc.	25,716,226
621,031	American International Group, Inc.	55,349,388

		81,065,614

Publishing – 0.4%
392,800	The New York Times Co.	15,392,850

Restaurants – 0.7%
934,600	McDonald’s Corp.	27,921,175

Security/Asset Management – 1.1%
99,600	Merrill Lynch & Co., Inc.	14,442,000
721,300	The Charles Schwab Corp.	27,544,644

		41,986,644

Semiconductors – 6.8%
92,500	Analog Devices, Inc.*	9,296,250
152,200	Applied Materials, Inc.*	13,136,763
1,923,200	Intel Corp.	143,999,600
316,840	JDS Uniphase Corp.*	39,441,629
82,500	Maxim Integrated Products, Inc.*	7,234,219
33,800	PMC-Sierra, Inc.*	7,976,800
492,300	Texas Instruments, Inc.	32,953,331
93,800	Xilinx, Inc.*	8,336,475

		262,375,067

Specialty Retail – 2.3%
236,900	CVS Corp.	8,794,913
201,600	RadioShack Corp.	11,894,400

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
666,150	The Home Depot, Inc.	$ 32,016,834
1,059,420	Walgreen Co.	34,828,432

		87,534,579

Telephone – 3.2%
590,298	AT&T Corp.	18,594,387
1,007,600	SBC Communications, Inc.	42,067,300
763,718	Verizon Communications	33,317,198
831,750	WorldCom, Inc. *	30,358,875

		124,337,760

Tobacco – 0.8%
998,190	Philip Morris Cos., Inc.	29,571,379

Wireless – 1.5%
855,800	Crown Castle International Corp. *	29,685,563
339,900	Sprint Corp. (PCS Group) *	17,058,731
297,200	Vodafone Group PLC ADR	12,166,625

		58,910,919

TOTAL COMMON STOCKS
(Cost $2,480,410,243)		$ 3,611,716,961

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.8%

Joint Repurchase Agreement Account II ∧
$222,000,000	6.66%	09/01/2000	$ 222,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $222,000,000)			$ 222,000,000

TOTAL INVESTMENTS
(Cost $2,702,410,243)			$ 3,833,716,961

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $2,702,410,243)	$3,833,716,961
Cash (a)	4,013,696
Receivables:
Fund shares sold	9,481,995
Dividends and interest	3,511,394
Variation margin	836,000
Reimbursement from investment adviser	121,601
Other assets	45,898

Total assets	3,851,727,545

Liabilities:

Payables:
Amounts owed to affiliates	4,771,543
Fund shares repurchased	3,735,605
Accrued expenses and other liabilities	290,584

Total liabilities	8,797,732

Net Assets:

Paid-in capital	2,456,264,852
Accumulated net realized gain from investment and futures transactions	252,884,068
Net unrealized gain on investments and futures	1,133,780,893

NET ASSETS	$3,842,929,813

Net asset value, offering and redemption price per share: (b)
Class A	$28.95
Class B	$27.99
Class C	$27.94
Institutional	$29.19
Service	$28.81

Shares outstanding:
Class A	94,525,771
Class B	16,137,213
Class C	5,121,908
Institutional	17,059,630
Service	474,444

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	133,318,966

(a)	Includes restricted cash of $4,000,000 relating to initial margin requirements and collateral for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $30.63. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividend (a)	$ 27,242,338
Interest	6,268,033

Total income	33,510,371

Expenses:

Management fees	32,406,631
Distribution and Service fees (b)	11,010,364
Transfer Agent fees (c)	5,577,565
Registration fees	352,348
Custodian fees	318,438
Professional fees	64,244
Service Share fees	48,672
Trustee fees	8,729
Other	239,388

Total expenses	50,026,379

Less — expense reductions	(853,521)

Net expenses	49,172,858

NET INVESTMENT LOSS	(15,662,487)

Realized and unrealized gain on investment and futures transactions:

Net realized gain from:
Investment transactions	326,037,782
Futures transactions	7,257,241
Net change in unrealized gain on:
Investments	394,881,460
Futures	2,474,175

Net realized and unrealized gain on investment and futures transactions	730,650,658

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$714,988,171

(a)	Foreign taxes withheld on dividends were $138,007.
(b)	Class A, Class B and Class C had Distribution and Service fees of $5,843,877, $4,009,512 and $1,156,975, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $4,441,347, $761,807, $219,825, $150,692 and $3,894, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (15,662,487)	$ (9,313,696)	$ (4,273,950)
Net realized gain from investment and futures transactions	333,295,023	120,162,134	133,916,314
Net change in unrealized gain on investments	397,355,635	(19,552,612)	392,953,579

Net increase in net assets resulting from operations	714,988,171	91,295,826	522,595,943

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(175,959,949)	—	(59,433,653)
Class B Shares	(31,007,673)	—	(6,254,745)
Class C Shares	(8,484,987)	—	(1,535,180)
Institutional Shares	(24,209,541)	—	(949,782)
Service Shares	(570,727)	—	(97,173)

Total distributions to shareholders	(240,232,877)	—	(68,270,533)

From share transactions:

Proceeds from sales of shares	1,067,676,367	705,992,404	958,527,625
Reinvestment of dividends and distributions	220,662,950	—	63,389,050
Cost of shares repurchased	(570,091,770)	(481,582,281)	(452,101,755)

Net increase in net assets resulting from share transactions	718,247,547	224,410,123	569,814,920

TOTAL INCREASE	1,193,002,841	315,705,949	1,024,140,330

Net assets:

Beginning of period	2,649,926,972	2,334,221,023	1,310,080,693

End of period	$3,842,929,813	$2,649,926,972	$2,334,221,023

Accumulated net investment loss	$ —	—	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and for the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $2,702,579,305. Accordingly, the gross unrealized gain on investments was $1,275,440,219 and the gross unrealized loss on investments was $144,302,563 resulting in a net unrealized gain of $1,131,137,656.

GOLDMAN SACHS CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the sellers agreement to repurchase them at a mutually agreed upon date and price.

        During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Funds Management, L.P. (“GSFM” ), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $810,000.

        In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $44,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder mainte 3.  AGREEMENTS (continued)

nance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,947,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $3,174,000, $1,057,000, and $541,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $1,377,035,017 and $1,063,546,227, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $106,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

As of August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain

S&P 500 Index Futures	190	September 2000	$72,257,000	$2,474,175

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facilities also require a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

Goldman Sachs Capital Growth Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 79.23% of the dividends paid from net investment company taxable income by the Capital Growth Fund, qualify for the dividends received deduction available to corporations.

Goldman Sachs Capital Growth Fund — Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $207,043,137 as capital gain dividends paid during its year ended August 31, 2000.
GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $222,000,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $15,662,487 from accumulated net realized gain from investment transactions to accumulated net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

GOLDMAN SACHS CAPITAL GROWTH FUND

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,015,612	$652,956,057	12,642,498	$314,261,490	32,045,496	$679,898,165
Reinvestments of dividends and distributions	6,216,899	162,385,895	—	—	2,523,862	55,320,129
Shares repurchased	(14,669,534)	(395,793,370)	(16,595,373)	(416,956,361)	(19,634,822)	(411,065,361)

	15,562,977	419,548,582	(3,952,875)	(102,694,871)	14,934,536	324,152,933

Class B Shares
Shares sold	4,183,831	108,757,719	4,426,589	107,188,155	8,217,516	174,195,041
Reinvestments of dividends and distributions	1,113,074	28,260,990	—	—	269,890	5,814,080
Shares repurchased	(2,693,312)	(70,581,776)	(922,539)	(22,536,793)	(692,115)	(14,198,964)

	2,603,593	66,436,933	3,504,050	84,651,362	7,795,291	165,810,157

Class C Shares
Shares sold	2,244,635	58,635,987	1,430,606	34,761,116	2,456,617	52,140,496
Reinvestments of dividends and distributions	290,772	7,371,075	—	—	62,802	1,350,138
Shares repurchased	(1,000,329)	(26,074,413)	(404,991)	(9,881,726)	(254,033)	(5,309,819)

	1,535,078	39,932,649	1,025,615	24,879,390	2,265,386	48,180,815

Institutional Shares
Shares sold	8,732,980	236,966,132	9,692,869	245,837,614	2,253,646	49,347,338
Reinvestments of dividends and distributions	845,809	22,210,942	—	—	36,717	807,532
Shares repurchased	(2,701,667)	(72,457,337)	(1,248,315)	(31,382,873)	(946,047)	(21,160,240)

	6,877,122	186,719,737	8,444,554	214,454,741	1,344,316	28,994,630

Service Shares
Shares sold	386,213	10,360,472	164,617	3,944,029	140,100	2,946,585
Reinvestments of dividends and distributions	16,688	434,048	—	—	4,439	97,171
Shares repurchased	(188,392)	(5,184,874)	(33,428)	(824,528)	(15,887)	(367,371)

	214,509	5,609,646	131,189	3,119,501	128,652	2,676,385

NET INCREASE	26,793,279	$718,247,547	9,152,533	$224,410,123	26,468,181	$569,814,920

17

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations			Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$24.96	$(0.11)(c)	$6.29	$6.18	$ —	$ —	$(2.19)	$(2.19)
2000 - Class B Shares	24.37	(0.30) (c)	6.11	5.81	—	—	(2.19)	(2.19)
2000 - Class C Shares	24.33	(0.30) (c)	6.10	5.80	—	—	(2.19)	(2.19)
2000 - Institutional Shares	25.06	—	6.32	6.32	—	—	(2.19)	(2.19)
2000 - Service Shares	24.88	(0.13) (c)	6.25	6.12	—	—	(2.19)	(2.19)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.03	(0.08)	1.01	0.93	—	—	—	—
1999 - Class B Shares	23.57	(0.17)	0.97	0.80	—	—	—	—
1999 - Class C Shares	23.52	(0.16)	0.97	0.81	—	—	—	—
1999 - Institutional Shares	24.07	(0.02)	1.01	0.99	—	—	—	—
1999 - Service Shares	23.96	(0.08)	1.00	0.92	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	18.48	(0.03)	6.35	6.32	—	—	(0.77)	(0.77)
1999 - Class B Shares	18.27	(0.12)	6.19	6.07	—	—	(0.77)	(0.77)
1999 - Class C Shares	18.24	(0.10)	6.15	6.05	—	—	(0.77)	(0.77)
1999 - Institutional Shares	18.45	0.01	6.38	6.39	—	—	(0.77)	(0.77)
1999 - Service Shares	18.46	(0.04)	6.31	6.27	—	—	(0.77)	(0.77)

1998 - Class A Shares	16.73	0.02	4.78	4.80	(0.01)	(0.01)	(3.03)	(3.05)
1998 - Class B Shares	16.67	0.02	4.61	4.63	—	—	(3.03)	(3.03)
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)	1.60	1.58	—	(0.04)	(3.03)	(3.07)
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02	1.66	1.68	(0.01)	(0.07)	(3.03)	(3.11)
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)	1.66	1.65	—	(0.04)	(3.03)	(3.07)

1997 - Class A Shares	14.91	0.10	3.56	3.66	(0.10)	(0.02)	(1.72)	(1.84)
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01	2.81	2.82	(0.01)	(0.09)	(1.72)	(1.82)

1996 - Class A Shares	13.67	0.12	3.93	4.05	(0.12)	—	(2.69)	(2.81)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$28.95	25.70%	$2,736,484	1.45%		(0.41)%		1.47%		(0.44)%		34.03%
27.99	24.75	451,666	2.20		(1.16)		2.22		(1.19)		34.03
27.94	24.75	143,126	2.20		(1.16)		2.22		(1.19)		34.03
29.19	26.18	497,986	1.05		—		1.07		(0.03)		34.03
28.81	25.53	13,668	1.55		(0.49)		1.57		(0.52)		34.03

24.96	3.87	1,971,097	1.44	(b)	(0.53	) (b)	1.47	(b)	(0.56	) (b)	18.16
24.37	3.39	329,870	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18.16
24.33	3.44	87,284	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18.16
25.06	4.11	255,210	1.04	(b)	(0.20	) (b)	1.07	(b)	(0.23	) (b)	18.16
24.88	3.84	6,466	1.54	(b)	(0.65	) (b)	1.57	(b)	(0.68	) (b)	18.16

24.03	34.58	1,992,716	1.42		(0.18)		1.58		(0.34)		30.17
23.57	33.60	236,369	2.19		(0.98)		2.21		(1.00)		30.17
23.52	33.55	60,234	2.19		(1.00)		2.21		(1.02)		30.17
24.07	35.02	41,817	1.07		0.11		1.09		0.09		30.17
23.96	34.34	3,085	1.57		(0.37)		1.59		(0.39)		30.17

18.48	29.71	1,256,595	1.40		0.08		1.65		(0.17)		61.50
18.27	28.73	40,827	2.18		(0.77)		2.18		(0.77)		61.50
18.24	8.83	5,395	2.21	(b)	(0.86	) (b)	2.21	(b)	(0.86	) (b)	61.50
18.45	9.31	7,262	1.16	(b)	0.18	(b)	1.16	(b)	0.18	(b)	61.50
18.46	9.18	2	1.50	(b)	(0.16	) (b)	1.50	(b)	(0.16	) (b)	61.50

16.73	25.97	920,646	1.40		0.62		1.65		0.37		52.92
16.67	19.39	3,221	2.15	(b)	(0.39	) (b)	2.15	(b)	(0.39	) (b)	52.92

14.91	30.45	881,056	1.36		0.65		1.61		0.40		63.90

GOLDMAN SACHS CAPITAL GROWTH FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.2%

Banks – 1.9%
118,215	Charter One Financial, Inc.	$ 2,807,606
157,600	National Commerce Bancorp	3,043,650

		5,851,256

Chemicals – 2.5%
65,000	Cambrex Corp.	3,050,938
204,100	Sybron International Corp.*	4,643,275

		7,694,213

Clothing – 2.0%
46,700	Payless ShoeSource, Inc.*	2,492,613
178,900	The Limited, Inc.	3,578,000

		6,070,613

Computer Hardware – 2.1%
52,100	Pitney Bowes, Inc.	1,904,906
109,200	Symbol Technologies, Inc.	4,518,150

		6,423,056

Computer Software – 5.6%
100,400	Caminus Corp.*	1,694,250
36,600	CheckFree Corp.*	1,896,338
90,500	Intuit, Inc.*	5,418,687
78,100	PeopleSoft, Inc.*	2,518,725
49,600	Sabre Holdings Corp.	1,382,600
54,300	Symantec Corp.*	2,650,519
81,600	Witness Systems, Inc.*	1,621,800

		17,182,919

Construction – 1.6%
69,900	Martin Marietta Materials	2,796,000
103,700	Masco Corp.	2,022,150

		4,818,150

Consumer Durables – 2.6%
107,800	Ethan Allen Interiors, Inc.	2,903,862
65,800	Harman International Industries, Inc.	5,050,150

		7,954,012

Drugs – 1.6%
22,600	Forest Laboratories, Inc.*	2,211,975
13,500	MedImmune, Inc.*	1,135,688
11,100	Millennium Pharmaceuticals*	1,588,687

		4,936,350

Electrical Equipment – 10.7%
27,200	American Tower Corp.*	987,700
85,500	Amphenol Corp.*	5,472,000
12,700	Corvis Corp.*	1,318,419
124,300	Harris Corp.	3,736,769
69,200	Jabil Circuit, Inc.*	4,415,825
79,800	Manufacturers’ Services Ltd.*	2,034,900
29,600	McDATA Corp. Class B*	3,183,850
70,000	Millipore Corp.	4,261,250
42,700	Sanmina Corp.*	5,038,600

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
115,500	Western Multiplex Corp.*	$ 2,302,781

		32,752,094

Electrical Utilities – 1.8%
74,576	Dynegy, Inc.	3,355,920
88,200	NRG Energy, Inc.*	2,315,250

		5,671,170

Energy Resources – 3.7%
24,400	Apache Corp.	1,537,200
64,000	Burlington Resources, Inc.	2,516,000
58,500	Devon Energy Corp.	3,425,906
110,000	Louis Dreyfus Natural Gas Corp.*	3,822,500

		11,301,606

Fiber Optics – 0.3%
5,200	Avici Systems, Inc.*	779,025

Financial Services – 2.0%
209,200	Allied Capital Corp.	4,236,300
78,600	Comdisco, Inc.	1,886,400

		6,122,700

Food & Beverage – 1.1%
76,200	Keebler Foods Co.	3,490,913

Heavy Electrical – 0.8%
49,625	Molex, Inc.	2,620,820

Home Products – 2.3%
223,833	Energizer Holdings, Inc.*	4,420,702
110,500	Ralston Purina Group	2,500,062

		6,920,764

Hotels – 2.3%
186,100	Harrah’s Entertainment, Inc.*	5,280,588
50,000	MGM Mirage, Inc.	1,718,750

		6,999,338

Industrial Parts – 1.4%
93,200	American Standard Cos., Inc.*	4,316,325

Industrial Services – 3.6%
85,550	Cintas Corp.	3,555,672
146,500	ITT Educational Services, Inc.*	3,369,500
161,764	Pittston Brinks Group	2,517,452
53,600	Robert Half International, Inc.*	1,705,150

		11,147,774

Information Services – 9.6%
268,800	Cendant Corp.*	3,544,800
191,000	Ceridian Corp.*	4,619,812
90,700	Convergys Corp.*	3,548,638
82,800	Dyax Corp.*	2,898,000
83,200	Fiserv, Inc.*	4,508,400
165,700	SunGard Data Systems, Inc.*	5,965,200
153,400	Valassis Communications, Inc.*	4,429,425

		29,514,275

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Internet – 3.8%
37,000	DoubleClick, Inc.*	$ 1,505,437
23,480	E.piphany, Inc.*	2,441,920
140,800	Intertrust Technologies Corp.*	2,261,600
37,000	Interwoven, Inc.*	3,552,000
9,600	VeriSign, Inc.*	1,909,200

		11,670,157

Life Insurance – 2.4%
132,600	MetLife, Inc.*	3,223,838
106,400	Nationwide Financial Services, Inc.	4,242,700

		7,466,538

Media – 5.5%
32,100	Cablevision Systems Corp.*	2,158,725
94,700	Emmis Communications Corp.*	3,107,344
85,300	Entravision Communications Corp.*	1,690,006
281,500	Insight Communications, Inc.*	5,014,219
59,300	Univision Communications, Inc.*	2,616,612
82,000	Westwood One, Inc.*	2,280,625

		16,867,531

Medical Products – 1.6%
53,400	Bausch & Lomb, Inc.	1,909,050
56,100	deCODE GENETICS, Inc.*	1,549,763
100,000	Owens & Minor, Inc.	1,531,250

		4,990,063

Medical Providers – 1.4%
374,000	Hooper Holmes, Inc.	4,371,125

Oil Services – 2.3%
80,200	Nabors Industries, Inc.*	3,814,513
67,200	Weatherford International	3,154,200

		6,968,713

Property Insurance – 3.1%
88,500	Ambac Financial Group, Inc.	5,719,312
48,100	Loews Corp.	3,893,094

		9,612,406

Security/Asset Management – 1.4%
27,600	Legg Mason, Inc.	1,455,900
135,800	TD Waterhouse Group, Inc.*	2,749,950

		4,205,850

Semiconductors – 1.7%
38,600	Microchip Technology, Inc.*	2,627,212
30,300	Vitesse Semiconductor Corp.*	2,691,019

		5,318,231

Specialty Retail – 3.1%
61,800	99 Cents Only Stores*	2,777,137
57,900	Avnet, Inc.	3,466,762
65,500	Grainger W.W., Inc.	1,891,313

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
21,300	RadioShack Corp.	$ 1,256,700

		9,391,912

Telephone – 3.5%
144,700	Broadwing, Inc.	4,042,556
145,600	CenturyTel, Inc.	4,195,100
145,900	Citizens Communications Co.*	2,379,994

		10,617,650

Wireless – 4.9%
167,100	Crown Castle International Corp.*	5,796,281
199,500	Dobson Communications Corp.*	4,301,719
88,900	Triton PCS Holdings, Inc.*	4,922,837

		15,020,837

TOTAL COMMON STOCKS
(Cost $248,471,799)		$289,068,386

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 6.3%

Joint Repurchase Agreement Account II ∧
$19,400,000	6.66%	09/01/2000	$ 19,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $19,400,000)			$ 19,400,000

TOTAL INVESTMENTS
(Cost $267,871,799)			$308,468,386

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $267,871,799)	$308,468,386
Cash	17,249
Receivables:
Fund shares sold	9,068,660
Dividends and interest	117,368
Reimbursement from adviser	35,571
Other assets	96

Total assets	317,707,330

Liabilities:

Payables:
Investment securities purchased	10,073,030
Amounts owed to affiliates	359,252
Fund shares repurchased	185,320
Accrued expenses and other liabilities	79,621

Total liabilities	10,697,223

Net Assets:

Paid-in capital	258,972,261
Accumulated net realized gain on investment transactions	7,441,259
Net unrealized gain on investments	40,596,587

NET ASSETS	$307,010,107

Net asset value, offering and redemption price per share: (a)
Class A	$19.50
Class B	$19.45
Class C	$19.31
Institutional	$19.59
Service	$19.45

Shares outstanding:
Class A	9,651,763
Class B	2,162,947
Class C	1,389,118
Institutional	2,548,325
Service	153

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	15,752,306

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $20.63. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends	$ 504,212
Interest	465,831

Total income	970,043

Expenses:

Management fees	1,102,761
Distribution and Service fees (a)	438,870
Transfer Agent fees (b)	187,096
Professional fees	48,433
Registration fees	46,759
Custodian fees	17,248
Trustee fees	7,508
Other	65,561

Total expenses	1,914,236

Less — expense reductions	(97,907)

Net expenses	1,816,329

NET INVESTMENT LOSS	(846,286)

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	8,337,861
Net change in unrealized loss on investments	41,373,281

Net realized and unrealized gain on investments	49,711,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,864,856

(a)	Class A, Class B and Class C had Distribution and Service fees of $171,456, $164,373 and $103,041, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $130,303, $31,231, $19,578, $5,931 and $53, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Year Ended August 31, 2000

From operations:

Net investment loss	$ (846,286)
Net realized gain on investment transactions	8,337,861
Net change in unrealized loss on investments	41,373,281

Net increase in net assets resulting from operations	48,864,856

Distributions to shareholders:

From net investment income
Class A Shares	(1,699)
Class B Shares	(381)
Class C Shares	(280)
Institutional Shares	(2,161)
From net realized gain on investment transactions
Class A Shares	(264,562)
Class B Shares	(52,339)
Class C Shares	(26,174)
Institutional Shares	(129,481)
Service Shares	(35)

Total distributions to shareholders	(477,112)

From share transactions:

Proceeds from sales of shares	269,642,227
Reinvestment of dividends and distributions	470,028
Cost of shares repurchased	(25,694,467)

Net increase in net assets resulting from share transactions	244,417,788

TOTAL INCREASE	292,805,532

Net assets:

Beginning of year	$ 14,204,575

End of year	$307,010,107

Accumulated net investment loss	$ —

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999 (a)
From operations:

Net investment income	$ 2,304
Net realized gain from investment transactions	422,322
Net change in unrealized loss on investments	(776,694)

Net decrease in net assets resulting from operations	(352,068)

From share transactions:

Proceeds from sales of shares	14,846,644
Cost of shares repurchased	(290,001)

Net increase in net assets resulting from share transactions	14,556,643

TOTAL INCREASE	14,204,575

Net assets:

Beginning of period	—

End of period	$14,204,575

Accumulated undistributed net investment income	$ 4,476

(a)	Commencement date of operations was May 24, 1999 for all share classes.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

D.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

E.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and 2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $268,041,676. Accordingly, the gross unrealized gain on investments was $47,622,180 and the gross unrealized loss on investments was $7,195,470 resulting in a net unrealized gain of $40,426,710.

F.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and place. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.11% (0.00% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $90,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $8,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,218,000 for the year ended August 31, 2000.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $232,000, $88,000, and $39,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $304,416,103 and $78,181,199, respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $19,000 of brokerage commissions for portfolio transactions.

        Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

        Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility.

Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities .

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $19,400,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Notes to Financial Statements (continued)
August 31, 2000

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $846,331 and $2 from accumulated net realized gain on investment transactions to accumulated net investment loss and paid-in capital, respectively. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

Goldman Sachs Trust — Growth Opportunities Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 2.47% of the dividends paid from net investment company taxable income by the Growth Opportunities Fund, qualify for the dividends received deduction available for corporations.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Period Ended August 31, 1999 (a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,546,230	$163,309,769	837,654	$ 8,891,707
Reinvestment of dividends and distributions	18,793	263,625	—	—
Shares repurchased	(723,140)	(12,932,520)	(27,774)	(289,978)

	8,841,883	150,640,874	809,880	8,601,729

Class B Shares
Shares sold	2,216,674	36,648,725	51,071	529,423
Reinvestment of dividends and distributions	3,548	49,742	—	—
Shares repurchased	(108,346)	(1,884,792)	—	(2)

	2,111,876	34,813,675	51,071	529,421

Class C Shares
Shares sold	1,499,042	24,849,781	25,390	263,994
Reinvestment of dividends and distributions	1,796	24,984	—	—
Shares repurchased	(137,110)	(2,322,043)	—	(1)

	1,363,728	22,552,722	25,390	263,993

Institutional Shares
Shares sold	2,559,976	44,573,678	515,358	5,160,020
Reinvestment of dividends and distributions	9,403	131,642	—	—
Shares repurchased	(536,410)	(8,258,792)	(2)	(20)

	2,032,969	36,446,528	515,356	5,160,000

Service Shares
Shares sold	16,250	260,274	150	1,500
Reinvestment of dividends and distributions	3	35	—	—
Shares repurchased	(16,250)	(296,320)	—	—

	3	(36,011)	150	1,500

NET INCREASE	14,350,459	$244,417,788	1,401,847	$14,556,643

(a)	Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

	Net asset value, beginning of period	Income from investment operations			Total from investment operations	Distributions to shareholders
		Net investment income (loss)		Net realized and unrealized gain		From net realized gains

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$10.13	$(0.11	) (c)	$9.71	$9.60	$(0.23)
2000 - Class B Shares	10.18	(0.24	) (c)	9.74	9.50	(0.23)
2000 - Class C Shares	10.10	(0.24	) (c)	9.68	9.44	(0.23)
2000 - Institutional Shares	10.13	(0.04	) (c)	9.73	9.69	(0.23)
2000 - Service Shares	10.12	(0.12	) (c)	9.68	9.56	(0.23)

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) (c)	0.14	0.13	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.21	0.18	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.13	0.10	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12	0.13	—
1999 - Service Shares (commenced May 24)	10.00	—		0.12	0.12	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no expense reductions
Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$19.50	95.73%	$188,199	1.52%		(0.64)%		1.61%		(0.73)%		73.35%
19.45	94.27	42,061	2.27		(1.38)		2.36		(1.47)		73.35
19.31	94.43	26,826	2.27		(1.38)		2.36		(1.47)		73.35
19.59	96.67	49,921	1.12		(0.23)		1.21		(0.32)		73.35
19.45	95.41	3	1.62		(0.69)		1.71		(0.78)		73.35

10.13	1.30	8,204	1.44	(b)	(0.27	) (b)	14.15	(b)	(12.98	) (b)	26.53
10.18	1.80	520	2.19	(b)	(1.04	) (b)	14.90	(b)	(13.75	) (b)	26.53
10.10	1.00	256	2.19	(b)	(1.12	) (b)	14.90	(b)	(13.83	) (b)	26.53
10.13	1.30	5,223	1.04	(b)	0.39	(b)	13.75	(b)	(12.32	) (b)	26.53
10.12	1.20	2	1.54	(b)	0.03	(b)	14.25	(b)	(12.68	) (b)	26.53

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth Opportunities Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the period ended August 31, 1999, were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 91.1%

Airlines – 0.4%
18,800	Delta Air Lines, Inc.	$ 930,600

Apparel – 1.0%
56,300	Nike, Inc. Class B	2,227,369

Banks – 4.4%
25,300	AmSouth Bancorp	461,725
34,700	Comerica, Inc.	1,954,044
264,800	Pacific Century Financial Corp.	3,707,200
84,600	The Colonial BancGroup, Inc.	824,850
88,750	UnionBanCal Corp.	2,202,109
13,100	Wilmington Trust Corp.	659,913

		9,809,841

Chemicals – 3.9%
189,000	IMC Global, Inc.	2,775,938
151,500	Millennium Chemicals, Inc.	2,499,750
65,700	Potash Corp. of Saskatchewan, Inc.	3,490,312

		8,766,000

Clothing – 1.6%
236,400	Ross Stores, Inc.	3,575,550

Computer Hardware – 3.1%
38,600	Diebold, Inc.	1,090,450
231,500	Ingram Micro, Inc.*	3,472,500
46,100	Tech Data Corp.*	2,379,912

		6,942,862

Computer Software – 2.8%
83,800	Mentor Graphics Corp.*	1,581,725
129,442	Synopsys, Inc.*	4,797,444

		6,379,169

Construction – 0.5%
57,800	D.R. Horton, Inc.	1,134,325

Consumer Durables – 1.0%
37,850	Herman Miller, Inc.	1,208,834
49,100	Sherwin-Williams Co.	1,129,300

		2,338,134

Defense/Aerospace – 1.4%
39,500	Northrop Grumman Corp.	3,073,594

Department Store – 0.3%
26,200	Federated Department Stores, Inc.*	723,775

Electrical Equipment – 0.3%
9,000	Eaton Corp.	597,375

Electrical Utilities – 12.7%
91,600	DTE Energy Co.	3,183,100
124,200	Energy East Corp.	2,817,788
103,000	Entergy Corp.	3,135,062
65,000	FPL Group, Inc.	3,469,375
171,500	Northeast Utilities	3,901,625
215,100	Public Service Co. of New Mexico	4,597,762
39,200	Reliant Energy, Inc.	1,455,300

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
102,100	SCANA Corp.	$ 2,794,988
70,600	Unicom Corp.	3,225,537

		28,580,537

Energy Resources – 3.5%
45,694	Anadarko Petroleum Corp.	3,005,294
58,100	Burlington Resources, Inc.	2,284,056
129,600	Ocean Energy, Inc.*	1,968,300
48,300	Pioneer Natural Resources Co.*	670,163

		7,927,813

Environmental Services – 1.5%
238,400	Republic Services, Inc.*	3,486,600

Equity REIT – 7.0%
28,100	AvalonBay Communities, Inc.	1,255,719
39,900	Boston Properties, Inc.	1,613,456
95,900	Duke-Weeks Realty Corp.	2,277,625
33,100	Equity Residential Properties Trust	1,588,800
55,700	Health Care Property Investors, Inc.	1,465,606
116,000	Public Storage, Inc.	2,827,500
30,100	Spieker Properties, Inc.	1,644,213
200,000	Trizec Hahn Corp.	3,162,500

		15,835,419

Food & Beverage – 2.9%
294,494	Archer-Daniels-Midland Co.	2,595,224
35,495	ConAgra, Inc.	650,004
140,000	Fleming Cos., Inc.	2,161,250
43,100	Nabisco Group Holdings Corp.	1,209,494

		6,615,972

Forest – 3.3%
32,300	Fort James Corp.	1,021,487
146,100	Georgia-Pacific Corp. (Timber Group)	4,282,556
19,600	Georgia-Pacific Group	524,300
65,700	Smurfit-Stone Container Corp.*	862,313
39,900	Sonoco Products Co.	770,569

		7,461,225

Gas Utilities – 1.0%
93,050	LG&E Energy Corp.	2,279,725

Heavy Electrical – 1.0%
97,800	UCAR International, Inc.*	1,332,525
131,600	UNOVA, Inc.*	987,000

		2,319,525

Heavy Machinery – 1.3%
88,700	Deere & Co.	2,921,556

Industrial Parts – 1.1%
72,350	Parker-Hannifin Corp.	2,518,684

Information Services – 1.5%
11,400	Convergys Corp.*	446,025
160,900	Modis Professional Services, Inc.*	1,106,187
56,500	The Dun & Bradstreet Corp.	1,864,500

		3,416,712

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Media – 2.7%
136,800	A.H. Belo Corp.	$ 2,616,300
65,600	Media General, Inc.	3,378,400

		5,994,700

Medical Providers – 5.0%
45,500	Aetna, Inc.	2,545,156
89,200	Health Management Associates, Inc.*	1,455,075
301,200	Manor Care, Inc.*	4,028,550
106,600	Tenet Healthcare Corp.	3,304,600

		11,333,381

Mining – 1.5%
111,700	Ispat International NV	726,050
28,200	Nucor Corp.	1,036,350
35,800	Phelps Dodge Corp.	1,593,100

		3,355,500

Oil Refining – 1.2%
44,200	Tosco Corp.	1,348,100
41,900	Valero Energy Corp.	1,262,238

		2,610,338

Oil Services – 2.3%
21,500	Cal Dive International, Inc.*	1,236,250
25,000	Coflexip SA ADR	1,485,156
23,000	Diamond Offshore Drilling, Inc.	1,030,688
106,600	Stolt Offshore SA *	1,479,075

		5,231,169

Property Insurance – 9.3%
56,500	Ambac Financial Group, Inc.	3,651,313
101,500	Everest Re Group, Ltd.	4,085,375
33,100	Loews Corp.	2,679,031
33,300	MBIA, Inc.	2,189,475
222,800	Old Republic International Corp.	5,333,275
43,600	XL Capital Ltd.	3,005,675

		20,944,144

Publishing – 0.9%
77,200	R.R. Donnelley & Sons Co.	1,987,900

Railroads – 0.5%
43,500	CSX Corp.	1,038,563

Restaurants – 1.2%
231,450	CBRL Group, Inc.	2,791,866

Security/Asset Management – 1.5%
3,800	Lehman Brothers Holdings, Inc.	551,000
42,765	The Bear Stearns Cos., Inc.	2,867,928

		3,418,928

Semiconductors – 1.6%
89,700	MEMC Electronic Materials, Inc.*	1,614,600
35,700	Siliconix, Inc. *	1,994,737

		3,609,337

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.3%
20,400	AutoZone, Inc.*	$ 459,000
24,800	Avnet, Inc.	1,484,900
49,700	Toys “R” Us, Inc.*	903,919

		2,847,819

Telephone – 0.2%
19,700	CenturyTel, Inc.	561,401

Thrifts – 2.4%
87,900	GreenPoint Financial Corp.	2,296,387
359,300	Sovereign Bancorp, Inc.	3,054,050

		5,350,437

Tobacco – 1.4%
35,166	R.J. Reynolds Tobacco Holdings, Inc.	1,261,580
92,500	UST, Inc.	2,000,313

		3,261,893

Truck Freight – 0.6%
54,200	CNF Transportation, Inc.	1,327,900

TOTAL COMMON STOCKS
(Cost $192,696,287)		$ 205,527,638

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 8.4%

Joint Repurchase Agreement Account II ∧
$18,900,000	6.66%	09/01/2000	$ 18,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $18,900,000)			$ 18,900,000

TOTAL INVESTMENTS
(Cost $211,596,287)			$ 224,427,638

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $211,596,287)	$224,427,638
Cash	19,329
Receivables:
Investment securities sold	1,741,221
Dividends and interest	480,586
Fund shares sold	208,499
Reimbursement from investment adviser	38,632
Other assets	2,569

Total assets	226,918,474

Liabilities:

Payables:
Fund shares repurchased	594,097
Investment securities purchased	561,401
Amounts owed to affiliates	187,527
Accrued expenses and other liabilities	35,675

Total liabilities	1,378,700

Net Assets:

Paid-in capital	232,617,463
Accumulated undistributed net investment income	2,001,174
Accumulated net realized loss from investment, options and foreign currency related transactions	(21,910,214)
Net unrealized gain on investments	12,831,351

NET ASSETS	$225,539,774

Net asset value, offering and redemption price per share: (a)
Class A	$19.88
Class B	$19.69
Class C	$19.67
Institutional	$19.86
Service	$19.73

Shares outstanding:
Class A	1,968,707
Class B	1,131,753
Class C	290,769
Institutional	7,965,367
Service	10,448

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,367,044

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $21.04. At redemption, Class B and Class C Shares may be subject to a deferred contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 4,843,040
Interest	520,165

Total income	5,363,205

Expenses:

Management fees	1,673,380
Distribution and Service fees (b)	397,161
Transfer Agent fees (c)	193,393
Registration fees	85,833
Custodian fees	75,164
Professional fees	66,992
Amortization of deferred organization expenses	15,801
Trustee fees	8,729
Other	99,802

Total expenses	2,616,255

Less — expense reductions	(119,374)

Net expenses	2,496,881

NET INVESTMENT INCOME	2,866,324

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(16,933,957)
Net change in unrealized gain on investments	27,143,384

Net realized and unrealized gain on investment transactions	10,209,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,075,751

(a)	Foreign taxes withheld on dividends were $40,254.
(b)	Class A, Class B and Class C had Distribution and Service fees of $99,049, $234,374 and $63,738, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $75,277, $44,531, $12,110, $61,403 and $72, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 2,866,324	$ 980,264	$ 2,221,134
Net realized gain (loss) from investment, options and foreign currency related transactions	(16,933,957)	13,695,867	6,435,290
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	27,143,384	11,157,599	(58,648,058)

Net increase (decrease) in net assets resulting from operations	13,075,751	25,833,730	(49,991,634)

Distributions to shareholders:

From net investment income
Class A Shares	(279,844)	—	(280,574)
Class B Shares	—	—	(3,078)
Class C Shares	—	—	(9,612)
Institutional Shares	(1,995,272)	—	(2,055,325)
Service Shares	(1,120)	—	(2,638)
In excess of net investment income
Class A Shares	—	—	(6,261)
Class B Shares	—	—	(69)
Class C Shares	—	—	(214)
Institutional Shares	—	—	(45,868)
Service Shares	—	—	(59)
From net realized gain on investment and options transactions
Class A Shares	—	(4,331,730)	(3,498,210)
Class B Shares	—	(2,778,438)	(1,854,834)
Class C Shares	—	(868,578)	(536,322)
Institutional Shares	—	(16,406,543)	(9,058,413)
Service Shares	—	(16,471)	(14,028)

Total distributions to shareholders	(2,276,236)	(24,401,760)	(17,365,505)

From share transactions:

Proceeds from sales of shares	29,205,968	40,482,737	203,854,529
Reinvestment of dividends and distributions	2,225,142	23,418,266	16,585,994
Cost of shares repurchased	(98,141,541)	(99,881,814)	(199,307,468)

Net increase (decrease) in net assets resulting from share transactions	(66,710,431)	(35,980,811)	21,133,055

TOTAL DECREASE	(55,910,916)	(34,548,841)	(46,224,084)

Net assets:

Beginning of period	281,450,690	315,999,531	362,223,615

End of period	$225,539,774	$281,450,690	$315,999,531

Accumulated undistributed (distributions in excess of) net investment income	$ 2,001,174	$ 1,394,240	$ (31,716)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). Effective May 1, 1999, the name of Goldman Sachs Mid Cap Equity Fund was changed to Goldman Sachs Mid Cap Value Fund. The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the Fund had approximately $19,761,198 of capital loss carryforward expiring in the period of 2006 through 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $213,221,822. Accordingly, the gross unrealized gain on investments was $28,373,761 and the gross unrealized loss on investments was $17,167,945 resulting in a net unrealized gain of $11,205,816.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and

GOLDMAN SACHS MID CAP VALUE FUND

3. AGREEMENTS (continued)

other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $116,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000 custodian fees were reduced by approximately $3,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $58,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $140,000, $31,000 and $17,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $179,253,315 and $255,650,399, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $13,000 of brokerage commissions from portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written options contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS MID CAP VALUE FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $18,900,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. OTHER MATTERS

As of August 31, 2000, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 66% of the outstanding shares of the Fund.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $16,846 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS MID CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

9. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	815,181	$14,319,663	1,367,506	$26,553,720	6,897,312	$143,833,096
Reinvestments of dividends and distributions	16,254	270,462	214,436	4,213,683	198,815	3,620,601
Shares repurchased	(1,527,747)	(26,456,142)	(2,756,189)	(54,358,686)	(7,448,798)	(147,546,061)

	(696,312)	(11,866,017)	(1,174,247)	(23,591,283)	(352,671)	(92,364)

Class B Shares
Shares sold	203,697	3,662,014	232,886	4,652,883	1,238,560	27,854,158
Reinvestments of dividends and distributions	2	31	121,303	2,361,741	82,866	1,503,199
Shares repurchased	(817,446)	(13,980,108)	(675,993)	(12,921,155)	(586,417)	(11,387,076)

	(613,747)	(10,318,063)	(321,804)	(5,906,531)	735,009	17,970,281

Class C Shares
Shares sold	75,788	1,333,632	98,072	2,005,005	499,586	10,988,153
Reinvestments of dividends and distributions	—	—	33,722	656,882	22,110	401,070
Shares repurchased	(322,641)	(5,484,036)	(184,318)	(3,524,952)	(230,071)	(4,500,505)

	(246,853)	(4,150,404)	(52,524)	(863,065)	291,625	6,888,718

Institutional Shares
Shares sold	541,972	9,884,659	348,804	7,246,129	967,052	20,867,072
Reinvestments of dividends and distributions	117,753	1,953,524	821,203	16,169,493	607,168	11,044,402
Shares repurchased	(3,020,832)	(52,215,710)	(1,537,957)	(28,938,741)	(1,801,025)	(35,855,143)

	(2,361,107)	(40,377,527)	(367,950)	(5,523,119)	(226,805)	(3,943,669)

Service Shares
Shares sold	350	6,000	1,188	25,000	15,505	312,050
Reinvestments of dividends and distributions	68	1,125	843	16,467	923	16,722
Shares repurchased	(334)	(5,545)	(7,477)	(138,280)	(978)	(18,683)

	84	1,580	(5,446)	(96,813)	15,450	310,089

NET INCREASE (DECREASE)	(3,917,935)	$(66,710,431)	(1,921,971)	$(35,980,811)	462,608	$ 21,133,055

GOLDMAN SACHS MID CAP VALUE FUND

Goldman Sachs Mid Cap Value Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 57.01% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total Distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$18.42	$0.20	(c)	$1.38	$1.58	$(0.12)	$ —	$ —	$(0.12)
2000 - Class B Shares	18.23	0.06	(c)	1.40	1.46	—	—	—	—
2000 - Class C Shares	18.24	0.06	(c)	1.37	1.43	—	—	—	—
2000 - Institutional Shares	18.45	0.27	(c)	1.36	1.63	(0.22)	—	—	(0.22)
2000 - Service Shares	18.31	0.18	(c)	1.35	1.53	(0.11)	—	—	(0.11)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77	—	—	(1.73)	(1.73)
1999 - Class B Shares	18.29	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Class C Shares	18.30	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Institutional Shares	18.37	0.09		1.72	1.81	—	—	(1.73)	(1.73)
1999 - Service Shares	18.29	0.05		1.70	1.75	—	—	(1.73)	(1.73)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)	(0.07)	—	(0.88)	(0.95)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)	—	—	(0.88)	(0.88)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)	(0.02)	—	(0.88)	(0.90)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)	(0.21)	—	(0.88)	(1.09)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)	(0.17)	—	(0.88)	(1.05)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85	(0.06)	(0.04)	(2.77)	(2.87)
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80	(0.09)	—	(2.77)	(2.86)
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82	(0.09)	—	(2.77)	(2.86)
1998 - Institutional Shares	18.73	0.16		5.66	5.82	(0.13)	—	(2.77)	(2.90)
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49	(0.11)	—	(2.77)	(2.88)

1997 - Institutional Shares	15.91	0.24		3.77	4.01	(0.24)	(0.93)	(0.02)	(1.19)

FOR THE PERIOD ENDED JANUARY 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03	(0.12)	—	—	(0.12)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$19.88	8.70%	$ 39,142	1.29%		1.11%		1.34%		1.06%		82.92%
19.69	8.01	22,284	2.04		0.35		2.09		0.30		82.92
19.67	7.84	5,720	2.04		0.32		2.09		0.27		82.92
19.86	9.08	158,188	0.89		1.51		0.94		1.46		82.92
19.73	8.48	206	1.39		1.03		1.44		0.98		82.92

18.42	9.04	49,081	1.29	(b)	0.43	(b)	1.37	(b)	0.35	(b)	68.84
18.23	8.53	31,824	2.04	(b)	(0.33	) (b)	2.12	(b)	(0.41	) (b)	68.84
18.24	8.52	9,807	2.04	(b)	(0.34	) (b)	2.12	(b)	(0.42	) (b)	68.84
18.45	9.26	190,549	0.89	(b)	0.79	(b)	0.97	(b)	0.71	(b)	68.84
18.31	8.97	190	1.39	(b)	0.38	(b)	1.47	(b)	0.30	(b)	68.84

18.38	(10.48)	70,578	1.33		0.38		1.41		0.30		92.18
18.29	(11.07)	37,821	1.93		(0.22)		2.01		(0.30)		92.18
18.30	(11.03)	10,800	1.93		(0.22)		2.01		(0.30)		92.18
18.37	(10.07)	196,512	0.87		0.83		0.95		0.75		92.18
18.29	(10.48)	289	1.37		0.32		1.45		0.24		92.18

21.61	3.42	90,588	1.35	(b)	0.33	(b)	1.47	(b)	0.21	(b)	62.60

21.57	3.17	28,743	1.85	(b)	(0.20	) (b)	1.97	(b)	(0.32	) (b)	62.60

21.59	3.27	6,445	1.85	(b)	(0.23	) (b)	1.97	(b)	(0.35	) (b)	62.60
21.65	30.86	236,440	0.85		0.78		0.97		0.66		62.60

21.62	6.30	8	1.35	(b)	0.63	(b)	1.43	(b)	0.51	(b)	62.60

18.73	25.63	145,253	0.85		1.35		0.91		1.29		74.03

15.91	6.89	135,671	0.85	(b)	1.67	(b)	0.98	(b)	1.54	(b)	58.77

GOLDMAN SACHS MID CAP VALUE FUND

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999, and the financial highlights for each of the periods ended on or before August 31, 1999, were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 92.9%

Airlines – 0.7%
8,200	Southwest Airlines Co.	$ 185,525

Alcohol – 0.6%
2,100	Anheuser-Busch Cos., Inc.	165,506

Apparel – 0.4%
2,300	Nike, Inc. Class B	90,994

Banks – 12.7%
4,900	Bank of America Corp.	262,456
4,600	Bank One Corp.	162,150
20,633	Citigroup, Inc.	1,204,471
3,200	FleetBoston Financial Corp.	136,600
1,150	J.P. Morgan & Co., Inc.	192,266
7,300	Mellon Financial Corp.	330,325
1,400	PNC Financial Services Group	82,512
4,850	The Bank of New York Co., Inc.	254,322
5,350	The Chase Manhattan Corp.	298,931
8,000	Wells Fargo & Co.	345,500

		3,269,533

Chemicals – 3.4%
8,500	E.I. du Pont de Nemours & Co.	381,438
3,250	Minnesota Mining & Manufacturing Co.	302,250
7,100	The Dow Chemicals Co.	185,931

		869,619

Computer Hardware – 2.5%
2,900	Apple Computer, Inc.*	176,719
6,600	Compaq Computer Corp.	224,812
1,400	Dell Computer Corp.*	61,075
1,400	Hewlett-Packard Co.	169,050

		631,656

Computer Software – 0.9%
1,850	International Business Machines, Inc.	244,200

Defense/Aerospace – 1.5%
3,500	Honeywell International, Inc.	134,969
3,200	Northrop Grumman Corp.	249,000

		383,969

Department Store – 0.8%
1,000	Costco Wholesale Corp.*	34,438
4,900	The May Department Stores Co.	112,394
1,400	Wal-Mart Stores, Inc.	66,412

		213,244

Drugs – 3.3%
700	Amgen, Inc.*	53,069
2,300	Bristol-Myers Squibb Co.	121,900
3,200	Merck & Co., Inc.	223,600
4,775	Pfizer, Inc.	206,519
1,866	Pharmacia Corp.	109,278
3,500	Schering-Plough Corp.	140,437

		854,803

Electrical Equipment – 1.1%
7,800	Motorola, Inc.	281,288

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 5.3%
6,000	DTE Energy Co.	$ 208,500
3,200	Duke Energy Corp.	239,400
10,300	Entergy Corp.	313,506
5,300	FPL Group, Inc.	282,887
13,100	Niagara Mohawk Holdings, Inc.*	168,663
3,200	Unicom Corp.	146,200

		1,359,156

Energy Resources – 8.6%
6,860	Anadarko Petroleum Corp.	451,182
13,600	Exxon Mobil Corp.	1,110,100
4,000	Royal Dutch Petroleum Co. ADR	244,750
4,400	Unocal Corp.	146,850
9,800	USX-Marathon Group	268,888

		2,221,770

Entertainment – 3.2%
10,800	Carnival Corp.	215,325
9,600	The Walt Disney Co.	373,800
3,572	Viacom, Inc. Class B*	240,440

		829,565

Equity REIT – 0.3%
1,600	Cousins Properties, Inc.	65,800

Financial Services – 3.0%
2,800	American Express Co.	165,550
8,500	Federal Home Loan Mortgage Corp.	358,063
2,300	General Electric Co.	134,981
2,500	Household International, Inc.	120,000

		778,594

Food & Beverage – 1.2%
1,400	The Coca-Cola Co.	73,675
3,500	The Quaker Oats Co.	237,781

		311,456

Forest – 2.0%
4,200	Bowater, Inc.	215,775
9,496	International Paper Co.	302,685

		518,460

Grocery – 1.5%
3,700	Safeway, Inc.*	182,456
8,500	The Kroger Co.*	192,844

		375,300

Heavy Electrical – 0.8%
3,000	Emerson Electric Co.	198,563

Heavy Machinery – 1.3%
5,400	Crane Co.	135,675
6,000	Deere & Co.	197,625

		333,300

Home Products – 0.3%
3,700	Ralston Purina Group	83,713

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 2.2%
4,000	Caterpillar, Inc.	$ 147,000
3,500	Parker-Hannifin Corp.	121,844
1,900	Tyco International Ltd.	108,300
3,200	United Technologies Corp.	199,800

		576,944

Information Services – 0.5%
950	Electronic Data Systems Corp.	47,322
1,900	First Data Corp.	90,606

		137,928

Life Insurance – 0.8%
3,650	AFLAC, Inc.	197,100

Media – 3.0%
15,400	AT&T Corp.-Liberty Media Corp.*	329,175
5,200	Comcast Corp.*	193,700
1,400	EchoStar Communications Corp.*	68,250
900	The News Corp. Ltd. ADR	47,362
1,500	Time Warner, Inc.	128,250

		766,737

Medical Products – 3.5%
5,800	Abbott Laboratories	253,750
2,100	Baxter International, Inc.	174,825
5,100	Johnson & Johnson	468,881

		897,456

Mining – 0.9%
7,100	Alcoa, Inc.	236,075

Oil Refining – 0.4%
1,900	Texaco, Inc.	97,850

Oil Services – 2.6%
1,400	Baker Hughes, Inc.	51,187
1,400	Diamond Offshore Drilling, Inc.	62,737
4,300	Halliburton Co.	227,900
2,000	Santa Fe International Corp.	78,625
600	Schlumberger Ltd.	51,188
3,500	Transocean Sedco Forex, Inc.	209,125

		680,762

Property Insurance – 9.1%
5,700	Ambac Financial Group, Inc.	368,362
8,850	American International Group, Inc.	788,756
4,600	The Hartford Financial Services Group, Inc.	306,475
5,600	The St. Paul Cos., Inc.*	266,700
8,900	XL Capital Ltd.	613,544

		2,343,837

Railroads – 0.5%
4,200	Canadian National Railway Co.	123,638

Restaurants – 0.6%
5,600	McDonald’s Corp.	167,300

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 3.1%
2,100	Merrill Lynch & Co., Inc.	$ 304,500
4,600	Morgan Stanley Dean Witter & Co.	494,787

		799,287

Semiconductors – 0.2%
700	Intel Corp.	52,413

Specialty Retail – 0.6%
3,200	CVS Corp.	118,800
500	RadioShack Corp.	29,500

		148,300

Telephone – 6.8%
4,200	BellSouth Corp.	156,713
900	NEXTLINK Communications, Inc.*	31,556
2,791	Qwest Communications International, Inc.*	144,085
11,700	SBC Communications, Inc.	488,475
3,900	Sprint Corp.	130,650
12,802	Verizon Communications	558,487
6,550	WorldCom, Inc.*	239,075

		1,749,041

Thrifts – 0.6%
4,600	Washington Mutual, Inc.	161,000

Tobacco – 1.1%
9,400	Philip Morris Cos., Inc.	278,474

Wireless – 1.0%
900	ALLTEL Corp.	45,506
3,200	Sprint Corp. (PCS Group)*	160,600
1,300	Vodafone Group PLC ADR	53,219

		259,325

TOTAL COMMON STOCKS
(Cost $22,588,162)		$ 23,939,481

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments (continued)
August 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreements – 7.0%

Joint Repurchase Agreement Account II _
$1,800,000	6.66%	09/01/2000	$ 1,800,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,800,000)			$ 1,800,000

TOTAL INVESTMENTS
(Cost $24,388,162)			$25,739,481

*	Non-income producing security.
_	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $24,388,162)	$25,739,481
Cash	95,012
Receivables:
Investment securities sold	368,928
Fund shares sold	141,578
Dividends and interest	47,957
Reimbursement from investment adviser	39,983
Other assets	252

Total assets	26,433,191

Liabilities:

Payables:
Investment securities purchased	520,412
Fund shares repurchased	83,895
Amounts owed to affiliates	20,523
Accrued expenses and other liabilities	38,368

Total liabilities	663,198

Net Assets:

Paid-in capital	24,705,481
Accumulated undistributed net investment income	131,769
Accumulated net realized loss on investment and futures transactions	(418,576)
Net unrealized gain on investments	1,351,319

NET ASSETS	$25,769,993

Net asset value, offering and redemption price per share: (a)
Class A	$10.39
Class B	$10.33
Class C	$10.32
Institutional	$10.40
Service	$10.38

Shares outstanding:
Class A	690,929
Class B	153,219
Class C	82,372
Institutional	1,552,809
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	2,479,479

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $10.99. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Operations
For the Period Ended August 31, 2000 (a)

Investment income:

Dividends (b)	$ 198,686
Interest	50,998

Total income	249,684

Expenses:

Registration fees	95,897
Management fees	87,323
Printing	60,402
Custodian fees	52,543
Professional fees	22,930
Distribution and Service fees (c)	14,153
Transfer Agent fees (d)	9,920
Trustee fees	6,431
Other	10,278

Total expenses	359,877

Less — expense reductions	(241,023)

Net expenses	118,854

NET INVESTMENT INCOME	130,830

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized loss from:
Investment transactions	(411,802)
Futures transactions	(6,774)
Net unrealized gain on investments	1,351,319

Net realized and unrealized gain on investment and futures transactions	932,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,063,573

(a)	Commencement of operations was December 15, 1999.
(b)	Foreign taxes withheld on dividends were $902.
(c)	Class A, Class B and Class C had Distribution and Service fees of $6,978, $4,532 and $2,643, respectively.
(d)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $5,304, $861, $502, $3,253 and $0, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Changes in Net Assets
For the Period Ended August 31, 2000 (a)

From operations:

Net investment income	$ 130,830
Net realized loss on investment and futures transactions	(418,576)
Net unrealized gain on investments	1,351,319

Net increase in net assets resulting from operations	1,063,573

From share transactions:

Proceeds from sales of shares	27,589,665
Cost of shares repurchased	(2,883,245)

Net increase in net assets resulting from share transactions	24,706,420

TOTAL INCREASE	25,769,993

Net assets:

Beginning of period	—

End of period	$25,769,993

Accumulated undistributed net investment income	$ 131,769

(a)	Commencement date of operations was December 15, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $24,611,396. Accordingly, the gross unrealized gain on investments was $2,366,093 and the gross unrealized loss on investments was $1,238,008 resulting in a net unrealized gain of $1,128,085.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commit ments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the period ended August 31, 2000, the adviser reimbursed approximately $239,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended August 31, 2000, custody fees were reduced by approximately $2,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $46,000 for the period ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $15,000, $4,000 and $2,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the period ended August 31, 2000 were $33,457,986 and $10,458,022, respectively. For the period ended August 31, 2000, Goldman Sachs earned approximately $1,300 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

GOLDMAN SACHS LARGE CAP VALUE FUND

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $1,800,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended August 31, 2000, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2000(a)
	Shares	Dollars

Class A Shares
Shares sold	923,249	$ 9,131,437
Shares repurchased	(232,320)	(2,326,070)

	690,929	6,805,367

Class B Shares
Shares sold	162,981	1,619,970
Shares repurchased	(9,762)	(97,213)

	153,219	1,522,757

Class C Shares
Shares sold	108,974	1,083,827
Shares repurchased	(26,602)	(248,355)

	82,372	835,472

Institutional Shares
Shares sold	1,573,915	15,752,931
Shares repurchased	(21,106)	(211,607)

	1,552,809	15,541,324

Service Shares
Shares sold	150	1,500

	150	1,500

NET INCREASE	2,479,479	$24,706,420

(a)	Commencement date of operations was December 15, 1999 for all share classes.
GOLDMAN SACHS LARGE CAP VALUE FUND

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2 the Fund has reclassified $939 from paid-in capital to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from investment operations

	Net asset value at beginning of period	Net investment income (c)	Net realized and unrealized gain	Total from investment operations

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	$10.00	$0.06	$0.33	$0.39
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38

(a)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Portfolio turnover rate

$10.39	3.90%	$7,181	1.25%	0.84%	3.30%	(1.21)%	66.79%
10.33	3.30	1,582	2.00	0.06	4.05	(1.99)	66.79
10.32	3.20	850	2.00	0.15	4.05	(1.90)	66.79
10.40	4.00	16,155	0.85	1.31	2.90	(0.74)	66.79
10.38	3.80	2	1.35	0.95	3.40	(1.10)	66.79

GOLDMAN SACHS LARGE CAP VALUE FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 100.0%

Airlines – 0.6%
224,200	Southwest Airlines Co.	$ 5,072,525

Alcohol – 0.7%
66,400	Anheuser-Busch Cos., Inc.	5,233,150

Apparel – 0.5%
90,700	Nike, Inc. Class B	3,588,319

Banks – 6.0%
78,200	Bank One Corp.	2,756,550
391,200	Citigroup, Inc.	22,836,300
12,800	J.P. Morgan & Co., Inc.	2,140,000
146,000	Mellon Financial Corp.	6,606,500
27,100	PNC Financial Services Group	1,597,206
73,800	The Bank of New York Co., Inc.	3,869,888
48,150	The Chase Manhattan Corp.	2,690,381
108,100	Wells Fargo & Co.	4,668,569

		47,165,394

Chemicals – 2.3%
143,400	E.I. du Pont de Nemours & Co.	6,435,075
92,400	Minnesota Mining & Manufacturing Co.	8,593,200
105,300	The Dow Chemicals Co.	2,757,544

		17,785,819

Clothing – 0.1%
50,300	The Gap, Inc.	1,128,606

Computer Hardware – 9.3%
24,000	Apple Computer, Inc.*	1,462,500
424,100	Cisco Systems, Inc.*	29,103,862
180,900	Compaq Computer Corp.	6,161,906
191,100	Dell Computer Corp.*	8,336,738
136,400	EMC Corp.*	13,367,200
26,800	Hewlett-Packard Co.	3,236,100
17,900	Network Appliance, Inc.*	2,094,300
73,900	Sun Microsystems, Inc.*	9,380,681

		73,143,287

Computer Software – 7.2%
133,200	International Business Machines, Inc.	17,582,400
319,100	Microsoft Corp.*	22,277,169
152,500	Oracle Corp.*	13,867,969
25,650	VERITAS Software Corp.*	3,092,428

		56,819,966

Defense/Aerospace – 0.3%
68,600	Honeywell International, Inc.	2,645,388

Department Store – 2.3%
65,600	The May Department Stores Co.	1,504,700
352,500	Wal-Mart Stores, Inc.	16,721,719

		18,226,419

Drugs – 7.8%
64,100	Amgen, Inc.*	4,859,581
131,900	Bristol-Myers Squibb Co.	6,990,700
30,600	Eli Lilly & Co.	2,233,800
Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
103,400	Merck & Co., Inc.	$ 7,225,075
551,100	Pfizer, Inc.	23,835,075
82,598	Pharmacia Corp.	4,837,146
180,800	Schering-Plough Corp.	7,254,600
64,800	SmithKline Beecham PLC ADR	4,232,250

		61,468,227

Electrical Equipment – 4.3%
9,200	Corning, Inc.	3,017,025
22,100	Corvis Corp.*	2,294,256
134,800	Lucent Technologies, Inc.	5,636,325
196,200	Motorola, Inc.	7,075,462
162,500	Nortel Networks Corp.	13,253,906
44,700	QUALCOMM, Inc.*	2,676,413

		33,953,387

Electrical Utilities – 2.4%
36,700	Duke Energy Corp.	2,745,619
142,700	Entergy Corp.	4,343,431
97,300	FPL Group, Inc.	5,193,387
345,200	Niagara Mohawk Holdings, Inc.*	4,444,450
40,800	Unicom Corp.	1,864,050

		18,590,937

Energy Resources – 5.3%
157,066	Anadarko Petroleum Corp.	10,330,231
202,136	Exxon Mobil Corp.	16,499,351
117,300	Royal Dutch Petroleum Co.	7,177,294
124,300	Unocal Corp.	4,148,512
135,900	USX-Marathon Group	3,728,756

		41,884,144

Entertainment – 3.2%
370,100	Carnival Corp.	7,378,869
175,000	The Walt Disney Co.	6,814,062
166,963	Viacom, Inc. Class B*	11,238,697

		25,431,628

Financial Services – 5.5%
166,100	Federal Home Loan Mortgage Corp.	6,996,962
589,200	General Electric Co.	34,578,675
38,000	Household International, Inc.	1,824,000

		43,399,637

Food & Beverage – 2.0%
75,800	PepsiCo., Inc.	3,230,975
102,100	The Coca-Cola Co.	5,373,013
106,700	The Quaker Oats Co.	7,248,931

		15,852,919

Forest – 1.9%
123,100	Bowater, Inc.	6,324,262
36,700	Fort James Corp.	1,160,638
225,600	International Paper Co.	7,191,000

		14,675,900

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Shares	Description	Value

Common Stocks – (continued)

Grocery – 1.4%
78,700	Safeway, Inc.*	$ 3,880,894
297,500	The Kroger Co.*	6,749,531

		10,630,425

Heavy Electrical – 0.2%
18,900	Emerson Electric Co.	1,250,944

Heavy Machinery – 0.7%
145,000	Crane Co.	3,643,125
63,800	Deere & Co.	2,101,413

		5,744,538

Home Products – 0.6%
72,100	The Procter & Gamble Co.	4,456,681

Industrial Parts – 2.1%
83,700	Caterpillar, Inc.	3,075,975
100,600	Parker-Hannifin Corp.	3,502,138
104,400	Tyco International Ltd.	5,950,800
57,100	United Technologies Corp.	3,565,181

		16,094,094

Information Services – 0.6%
53,900	Automatic Data Processing, Inc.	3,213,787
36,600	Electronic Data Systems Corp.	1,823,138

		5,036,925

Internet – 1.1%
132,400	America Online, Inc.*	7,761,950
5,700	Juniper Networks, Inc.*	1,218,375

		8,980,325

Life Insurance – 0.8%
112,400	AFLAC, Inc.	6,069,600

Media – 3.1%
151,000	AT&T Corp.-Liberty Media Corp.*	3,227,625
31,100	Clear Channel Communications, Inc.*	2,250,862
162,700	Comcast Corp.*	6,060,575
30,800	The News Corp. Ltd. ADR	1,620,850
128,300	Time Warner, Inc.	10,969,650

		24,129,562

Medical Products – 2.0%
75,400	Abbott Laboratories	3,298,750
49,000	Baxter International, Inc.	4,079,250
89,600	Johnson & Johnson	8,237,600

		15,615,600

Mining – 0.5%
110,600	Alcoa, Inc.	3,677,450

Oil Refining – 0.2%
36,300	Texaco, Inc.	1,869,450

Oil Services – 2.5%
33,100	Baker Hughes, Inc.	1,210,219
37,200	Diamond Offshore Drilling, Inc.	1,667,025
Shares	Description	Value

Common Stocks – (continued)

Oil Services – (continued)
123,000	Halliburton Co.	$ 6,519,000
66,800	Santa Fe International Corp.	2,626,075
45,500	Schlumberger Ltd.	3,881,718
59,100	Transocean Sedco Forex, Inc.	3,531,225

		19,435,262

Property Insurance – 5.8%
164,850	American International Group, Inc.	14,692,256
114,600	The Hartford Financial Services Group, Inc.*	7,635,225
49,700	The St. Paul Cos., Inc.*	2,366,962
296,100	XL Capital Ltd.	20,412,394

		45,106,837

Railroads – 0.5%
123,900	Canadian National Railway Co.	3,647,306

Restaurants – 0.4%
104,000	McDonald’s Corp.	3,107,000

Security/Asset Management – 1.3%
94,300	Morgan Stanley Dean Witter & Co.	10,143,144

Semiconductors – 7.2%
45,100	Advanced Micro Devices, Inc.*	1,696,888
38,800	Altera Corp.*	2,478,691
20,300	Analog Devices, Inc.*	2,015,506
34,000	Applied Materials, Inc.*	2,934,625
4,700	Broadcom Corp.*	1,175,000
458,000	Intel Corp.	34,292,750
13,100	KLA-Tencor Corp.*	859,688
16,400	Novellus Systems, Inc.*	1,009,625
97,600	Texas Instruments, Inc.	6,533,100
35,700	Xilinx, Inc.*	3,172,837

		56,168,710

Specialty Retail – 1.9%
21,300	Best Buy Co., Inc.*	1,315,275
115,200	CVS Corp.	4,276,800
20,300	RadioShack Corp.	1,197,700
160,800	The Home Depot, Inc.	7,728,450

		14,518,225

Telephone – 3.8%
25,100	NEXTLINK Communications, Inc.*	880,069
107,700	Qwest Communications International, Inc.*	5,560,012
136,669	SBC Communications, Inc.	5,705,931
60,900	Sprint Corp.	2,040,150
194,176	Verizon Communications	8,470,928
191,000	WorldCom, Inc.*	6,971,500

		29,628,590

Tobacco – 0.5%
140,300	Philip Morris Cos., Inc.	4,156,388

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Wireless – 1.1%
18,800	ALLTEL Corp.	$ 950,575
106,100	Sprint Corp. (PCS Group)*	5,324,894
48,100	Vodafone Group PLC ADR	1,969,094

		8,244,563

TOTAL COMMON STOCKS
(Cost $683,919,954)		$ 783,777,271

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account II ∧
$3,500,000	6.66%	09/01/2000	$ 3,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,500,000)			$ 3,500,000

TOTAL INVESTMENTS
(Cost $687,419,954)			$ 787,277,271

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $687,419,954)	$787,277,271
Cash	87,480
Receivables:
Investment securities sold	8,498,022
Dividends and interest	1,066,121
Fund shares sold	219,901
Other assets	2,827

Total assets	797,151,622

Liabilities:

Payables:
Investment securities purchased	9,766,761
Fund shares repurchased	2,379,786
Amounts owed to affiliates	853,052
Accrued expenses and other liabilities	56,370

Total liabilities	13,055,969

Net Assets:

Paid-in capital	740,492,952
Accumulated net realized loss from investment, futures and options transactions	(56,254,616)
Net unrealized gain on investments, futures and options	99,857,317

NET ASSETS	$784,095,653

Net asset value, offering and redemption price per share: (a)
Class A	$24.78
Class B	$24.42
Class C	$24.37
Institutional	$24.91
Service	$24.77

Shares outstanding:
Class A	23,257,196
Class B	6,368,469
Class C	646,203
Institutional	1,146,056
Service	319,928

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	31,737,852

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $26.22. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$12,021,226
Interest	2,070,812

Total income	14,092,038

Expenses:

Management fees	6,580,727
Distribution and Service fees (b)	3,896,151
Transfer Agent fees (c)	1,727,745
Custodian fees	145,173
Registration fees	68,745
Professional fees	60,522
Service share fees	44,543
Trustee fees	8,729
Other	124,004

Total expenses	12,656,339

Less — expense reductions	(18,726)

Net expenses	12,637,613

NET INVESTMENT INCOME	1,454,425

Realized and unrealized gain (loss) on investment, futures and options transactions:

Net realized gain (loss) from:
Investment transactions	(60,356,960)
Options written	572,270
Futures transactions	5,268,671
Net change in unrealized gain (loss) on:
Investments	98,915,933
Options written	(202,732)
Futures	1,429

Net realized and unrealized gain (loss) on investment, futures and options transactions	44,198,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,653,036

(a)	Foreign taxes withheld on dividends were $44,796.
(b)	Class A, Class B and Class C had Distribution and Service fees of $1,705,073, $1,977,417 and $213,661, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $1,295,854, $375,709, $40,596, $12,023 and $3,563, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 1,454,425	$ 8,748,029	$ 12,713,525
Net realized gain (loss) from investment, futures and options transactions	(54,516,019)	74,409,026	(79,720,615)
Net change in unrealized gain (loss) on investment, futures and options transactions	98,714,630	(52,594,995)	(91,067,228)

Net increase (decrease) in net assets resulting from operations	45,653,036	30,562,060	(158,074,318)

Distributions to shareholders:

From net investment income
Class A Shares	(1,750,861)	(5,816,651)	(9,893,876)
Class B Shares	(187,991)	(690,509)	(555,085)
Class C Shares	(20,602)	(77,463)	(98,749)
Institutional Shares	(114,748)	(244,239)	(2,084,974)
Service Shares	(18,316)	(63,039)	(80,841)
In excess of net investment income
Class A Shares	(865,614)	—	(473,558)
Class B Shares	(92,941)	—	(26,568)
Class C Shares	(10,186)	—	(4,727)
Institutional Shares	(56,731)	—	(99,795)
Service Shares	(9,056)	—	(3,869)
From net realized gains
Class A Shares	(40,865,392)	—	—
Class B Shares	(12,294,241)	—	—
Class C Shares	(1,338,227)	—	—
Institutional Shares	(1,708,729)	—	—
Service Shares	(523,645)	—	—

Total distributions to shareholders	(59,857,280)	(6,891,901)	(13,322,042)

From share transactions:

Proceeds from sales of shares	47,866,453	114,124,273	1,026,751,116
Reinvestment of dividends and distributions	56,587,452	6,538,450	10,754,319
Cost of shares repurchased	(506,756,739)	(649,333,927)	(761,706,430)

Net increase (decrease) in net assets resulting from share transactions	(402,302,834)	(528,671,204)	275,799,005

TOTAL INCREASE (DECREASE)	(416,507,078)	(505,001,045)	104,402,645

Net assets:

Beginning of period	1,200,602,731	1,705,603,776	1,601,201,131

End of period	$ 784,095,653	$1,200,602,731	$1,705,603,776

Accumulated undistributed (distributions in excess of) net investment income	$ —	$ 634,990	$ (1,221,249)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        The Fund had approximately $48,213,000 at August 31, 2000, (the Fund’s tax year-end) of capital loss carryforward expiring in 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $690,086,222. Accordingly, the gross unrealized gain on investments was $157,315,148 and the gross unrealized loss on investments was $60,124,099 resulting in a net unrealized gain of $97,191,049.

GOLDMAN SACHS GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

Goldman Sachs Growth and Income Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 45.31% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $13,430,900 as capital gains dividends paid during its year ended August 31, 2000.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.05% of the average daily net assets of the Fund. For the year ended August 31, 2000, there was no expense reimbursement. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $19,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $102,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $465,000, $267,000 and $121,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options transactions) for the year ended August 31, 2000, were $783,581,050 and $1,157,676,958, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $95,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

GOLDMAN SACHS GROWTH AND INCOME FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, the Fund had no open futures contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

For the year ended August 31, 2000, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Balance outstanding, beginning of year	2,795	$ 572,270
Options assigned	(1,442)	(217,937)
Options expired	(1,353)	(354,333)

Balance outstanding, end of year	—	$ —

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed unsecured revolving line of credit facility. Under the most restrictive arrangement the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 2000
6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,500,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or account principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $1,040,735 from accumulated distributions in excess of net investment income to paid-in capital and $3,104 from undistributed net investment income to accumulated net realized loss from investment, futures and options transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS GROWTH AND INCOME FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,336,043	$ 31,836,651	2,693,500	$ 68,994,627	19,137,910	$508,921,386
Reinvestments of dividends and distributions	1,808,369	42,287,423	222,190	5,612,552	390,593	9,715,068
Shares repurchased	(14,540,480)	(344,395,625)	(14,386,320)	(361,520,290)	(20,323,258)	(510,471,024)

	(11,396,068)	(270,271,551)	(11,470,630)	(286,913,111)	(794,755)	8,165,430

Class B Shares
Shares sold	354,447	8,333,880	532,909	13,448,149	7,059,564	191,017,805
Reinvestments of dividends and distributions	467,551	10,834,187	23,841	604,660	21,979	509,810
Shares repurchased	(5,569,557)	(130,534,853)	(3,930,139)	(97,151,929)	(4,555,733)	(111,930,613)

	(4,747,559)	(111,366,786)	(3,373,389)	(83,099,120)	2,525,810	79,597,002

Class C Shares
Shares sold	82,360	1,922,744	104,662	2,636,497	1,937,045	52,029,313
Reinvestments of dividends and distributions	51,899	1,200,022	2,859	72,208	4,364	105,648
Shares repurchased	(771,431)	(18,113,626)	(823,868)	(20,529,279)	(1,174,701)	(28,489,276)

	(637,172)	(14,990,860)	(716,347)	(17,820,574)	766,708	23,645,685

Institutional Shares
Shares sold	181,437	4,379,832	1,012,105	26,839,595	10,119,858	268,940,951
Reinvestments of dividends and distributions	74,291	1,738,712	7,373	189,388	14,004	346,705
Shares repurchased	(411,654)	(9,765,648)	(6,850,928)	(165,722,925)	(4,396,583)	(108,988,620)

	(155,926)	(3,647,104)	(5,831,450)	(138,693,942)	5,737,279	160,299,036

Service Shares
Shares sold	58,518	1,393,346	85,566	2,205,405	218,320	5,841,661
Reinvestments of dividends and distributions	22,542	527,108	2,354	59,642	3,132	77,088
Shares repurchased	(166,719)	(3,946,987)	(173,088)	(4,409,504)	(73,792)	(1,826,897)

	(85,659)	(2,026,533)	(85,168)	(2,144,457)	147,660	4,091,852

NET INCREASE (DECREASE)	(17,022,384)	$(402,302,834)	(21,476,984)	$(528,671,204)	8,382,702	$275,799,005

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$24.68	$ 0.07	(c)	$1.44	$1.51	$(0.05)	$(0.03)	$(1.33)
2000 - Class B Shares	24.46	(0.10	) (c)	1.42	1.32	(0.02)	(0.01)	(1.33)
2000 - Class C Shares	24.41	(0.09	) (c)	1.40	1.31	(0.01)	(0.01)	(1.33)
2000 - Institutional Shares	24.72	0.16	(c)	1.49	1.65	(0.09)	(0.04)	(1.33)
2000 - Service Shares	24.68	0.05	(c)	1.44	1.49	(0.05)	(0.02)	(1.33)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50	(0.15)	—	—
1999 - Class B Shares	24.13	0.08		0.31	0.39	(0.06)	—	—
1999 - Class C Shares	24.08	0.08		0.30	0.38	(0.05)	—	—
1999 - Institutional Shares	24.35	0.34		0.23	0.57	(0.20)	—	—
1999 - Service Shares	24.33	0.17		0.32	0.49	(0.14)	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)	(0.19)	(0.01)	—
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)	(0.04)	—	—
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)	(0.05)	—	—
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)	(0.30)	(0.01)	—
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)	(0.17)	(0.01)	—

1998 - Class A Shares	23.18	0.11		5.27	5.38	(0.11)	—	(2.52)
1998 - Class B Shares	23.10	0.04		5.14	5.18	—	(0.03)	(2.52)
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05	—	(0.03)	(2.52)
1998 - Institutional Shares	23.19	0.27		5.23	5.50	(0.22)	—	(2.52)
1998 - Service Shares	23.17	0.14		5.23	5.37	(0.06)	(0.04)	(2.52)

1997 - Class A Shares	19.98	0.35		5.18	5.53	(0.35)	(0.01)	(1.97)
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48	(0.17)	(0.06)	(1.97)
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25	(0.30)	(0.04)	(1.97)
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78	(0.28)	(0.07)	(1.97)

1996 - Class A Shares	15.80	0.33		4.75	5.08	(0.30)	—	(0.60)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

								Ratios assuming no expense reductions

Total distributions	Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$(1.41)	$24.78	6.48%	$ 576,354	1.18%		0.31%		1.18%		0.31%		86.84%
(1.36)	24.42	5.70	155,527	1.93		(0.41)		1.93		(0.41)		86.84
(1.35)	24.37	5.67	15,746	1.93		(0.40)		1.93		(0.40)		86.84
(1.46)	24.91	7.05	28,543	0.78		0.69		0.78		0.69		86.84
(1.40)	24.77	6.40	7,926	1.28		0.20		1.28		0.20		86.84

(0.15)	24.68	2.05	855,174	1.19	(b)	1.26	(b)	1.20	(b)	1.25	(b)	55.43
(0.06)	24.46	1.60	271,912	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55.43
(0.05)	24.41	1.58	31,328	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55.43
(0.20)	24.72	2.32	32,181	0.79	(b)	1.72	(b)	0.80	(b)	1.71	(b)	55.43
(0.14)	24.68	2.01	10,008	1.29	(b)	1.16	(b)	1.30	(b)	1.15	(b)	55.43

(0.20)	24.33	(5.40)	1,122,157	1.22		0.78		1.32		0.68		125.79
(0.04)	24.13	(6.07)	349,662	1.92		0.09		1.92		0.09		125.79
(0.05)	24.08	(6.12)	48,146	1.92		0.10		1.92		0.10		125.79
(0.31)	24.35	(5.00)	173,696	0.80		1.25		0.80		1.25		125.79
(0.18)	24.33	(5.44)	11,943	1.30		0.72		1.30		0.72		125.79

(2.63)	25.93	23.71	1,216,582	1.25		0.43		1.42		0.26		61.95
(2.55)	25.73	22.87	307,815	1.94		(0.35)		1.94		(0.35)		61.95
(2.55)	25.70	0.51	31,686	1.99	(b)	(0.48	) (b)	1.99	(b)	(0.48	) (b)	61.95
(2.74)	25.95	24.24	36,225	0.83		0.76		0.83		0.76		61.95
(2.62)	25.92	23.63	8,893	1.32		0.32		1.32		0.32		61.95

(2.33)	23.18	28.42	615,103	1.22		1.60		1.43		1.39		53.03
(2.20)	23.10	22.23	17,346	1.93	(b)	0.15	(b)	1.93	(b)	0.15	(b)	53.03
(2.31)	23.19	20.77	193	0.82	(b)	1.36	(b)	0.82	(b)	1.36	(b)	53.03
(2.32)	23.17	23.87	3,174	1.32	(b)	0.94	(b)	1.32	(b)	0.94	(b)	53.03

(0.90)	19.98	32.45	436,757	1.20		1.67		1.45		1.42		57.93

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Accountants
To the Shareholders and Board of Trustees of Goldman Sachs Trust—Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.6%

Australia – 2.4%
480,889	Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)	$ 5,259,638
758,410	News Corp. Ltd. (Media)	9,894,754
1,384,297	Tab Corp. Holdings Ltd. (Entertainment)	7,862,811
2,998,836	Telstra Corp. (Utilities)	10,911,750
2,168,232	Woolworths Ltd. (Specialty Retail)	8,564,631

		42,493,584

Canada – 0.4%
125,200	The Seagram Co. Ltd. (Entertainment)	7,535,475

China – 0.1%
325,000	China Mobile Ltd. * (Telecommunications)	2,500,321

Finland – 2.8%
1,009,156	Nokia Oyj (Telecommunications)	44,229,519
143,648	Sonera Oyj (Telecommunications)	4,794,885

		49,024,404

France – 10.8%
151,889	Accor SA (Hotels)	6,539,715
84,862	Air Liquide SA (Chemicals)	10,810,753
272,279	Alcatel (Telecommunications)	22,249,933
297,297	Alstom (Electrical Equipment)	6,664,118
145,786	Aventis SA (Drugs)	10,936,121
118,711	Axa (Insurance)	16,893,330
116,828	Banque Nationale de Paris (Banks)	10,734,407
31,131	Cap Gemini SA (Business Services)	6,494,590
136,388	Carrefour SA (Specialty Retail)	9,940,543
131,506	France Telecom SA (Telecommunications)	15,001,665
91,189	Lafarge SA (Construction)	6,751,485
77,405	LVMH (Louis Vuitton Moet Hennessy) * (Conglomerates)	6,005,805
139,061	Renault SA (Auto)	6,044,182
97,547	STMicroelectronics NV (Semiconductors)	5,975,218
173,923	Total Fina SA Class B (Energy Resources)	25,800,270
135,006	Valeo SA (Auto)	7,239,037
125,525	Vivendi (Business Services)	10,252,006
208,271	Vivendi Environnement * (Utilities)	7,146,100

		191,479,278

Germany – 5.3%
38,617	Allianz AG (Insurance)	13,010,114
74,499	DaimlerChrysler AG (Auto)	3,829,303
233,894	Deutsche Bank AG (Banks)	20,348,666
343,534	Deutsche Lufthansa AG (Airlines)	7,599,912
373,212	Deutsche Telekom AG (Telecommunications)	14,329,548
162,406	E.On AG (Energy Resources)	7,779,725

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
25,792	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	$ 7,072,609
128,622	Siemens AG (Electrical Equipment)	20,610,249

		94,580,126

Hong Kong – 2.1%
5,174,000	Giordano International Ltd. (Specialty Retail)	2,902,455
1,086,700	Hang Seng Bank Ltd. (Banks)	11,669,589
1,108,600	Hutchison Whampoa Ltd. (Multi-Industrial)	15,636,107
778,000	Li & Fung Ltd. (Wholesale)	3,391,717
1,680,657	Pacific Century CyberWorks Ltd. * (Computer Software)	3,124,699

		36,724,567

Ireland – 0.6%
1,767,646	Bank of Ireland (Banks)	10,487,043

Italy – 3.3%
1,659,582	Banca Nazionale del Lavoro (Financial Services)	6,158,370
1,384,556	San Paolo-IMI SpA (Banks)	24,558,215
1,844,500	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	15,981,563
1,009,563	Telecom Italia SpA (Telecommunications)	12,403,958

		59,102,106

Japan – 24.7%
247,959	Aderans Co. Ltd. (Specialty Retail)	9,834,661
76,300	Advantest Corp. (Electronics Equipment)	15,560,479
928,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	5,803,807
1,343,000	Asahi Glass Co. Ltd. (Home Products)	12,554,816
476,000	Bridgestone Corp. (Auto)	6,159,213
448,265	Canon, Inc. (Computer Hardware)	20,048,984
1,299,000	Chiba Bank Ltd. (Banks)	5,310,493
251,700	Circle K Japan Co. (Specialty Retail)	9,039,016
394,000	Daiwa Securities Group, Inc. (Financial Services)	4,913,456
180,600	FANUC Ltd. (Electronics Equipment)	19,643,320
339,000	Fuji Photo Film Ltd. (Leisure)	12,142,335
281,000	Fujitsu Ltd. (Computer Hardware)	8,141,491
172,000	Honda Motor Co. Ltd. (Auto)	6,289,733
252	Hoya Corp. (Electrical Equipment)	24,101
506,000	Kao Corp. (Chemicals)	13,901,360
960,000	Kirin Brewery Ltd. (Food & Beverage)	10,531,646
2,542,790	Mitsui Marine & Fire (Insurance)	12,660,305
452,000	NEC Corp. (Computer Hardware)	12,926,396

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
450,000	NGK Insulators Ltd. (Multi-Industrial)	$ 6,181,435
28,242	Nintendo Co. Ltd. (Entertainment)	4,883,099
2,429	Nippon Telephone & Telegraph Corp. (Telecommunications)	28,924,802
751,000	Ricoh Co. Ltd. (Computer Hardware)	13,132,818
56,000	Rohm Co. (Electronics Equipment)	15,936,241
27,500	Ryohin Keikaku Co. Ltd. (Specialty Retail)	2,655,884
936,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	7,942,617
924,000	Sharp Corp. (Electrical Equipment)	14,719,888
282,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	13,855,416
392,000	Skylark Co. Ltd. (Restaurants)	14,334,741
23,811	SMC Corp. (Machinery)	4,219,671
127,100	Sony Corp. (Electrical Equipment)	14,181,810
1,178,000	Sumitomo Corp. (Wholesale)	10,272,293
161,000	Takeda Chemical Industries Ltd. (Drugs)	9,525,645
100,600	Takefuji Corp. (Financial Services)	9,894,928
169,000	Terumo Corp. (Medical Products)	4,674,637
1,438,000	The Fuji Bank Ltd. (Banks)	10,935,003
361,000	The Nomura Securities Co. Ltd. (Financial Services)	8,445,336
562,800	Tokyo Electric Power (Electrical Utilities)	12,585,824
453,200	Toppan Forms Co. Ltd. (Publishing)	9,582,429
443,000	Toyota Motor Corp. (Auto)	19,273,513
339,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	16,783,123

		438,426,765

Netherlands – 7.4%
355,258	ASM Lithography Holding NV (Semiconductors)	13,413,127
250,765	Fortis Netherlands NV (Financial Services)	7,718,120
514,675	Getronics NV (Business Services)	6,451,468
393,958	ING Groep NV (Financial Services)	26,370,116
368,171	Koninklijke Royal Philips Electronics NV (Appliance)	17,911,045
423,776	KPN NV (Telecommunications)	11,289,979
473,741	Royal Dutch Petroleum Co. (Energy Resources)	28,808,611
367,455	United Pan-Europe Communications NV * (Telecommunications)	8,973,989
195,824	VNU NV (Media)	10,430,568

		131,367,023

Shares	Description	Value

Common Stocks – (continued)

Singapore – 1.0%
851,300	Chartered Semiconductor Manufacturing Ltd. * (Semiconductors)	$ 7,122,608
451,847	DBS Group Holdings Ltd. (Banks)	5,460,704
280,000	Singapore Press Holdings Ltd. (Publishing)	4,506,420

		17,089,732

Spain – 2.6%
214,815	Acerinox SA (Steel)	6,293,168
422,243	Endesa SA (Electrical Utilities)	8,227,876
257,210	Repsol SA (Energy Resources)	5,091,943
1,397,430	Telefonica de Espana SA * (Telecommunications)	26,796,285

		46,409,272

Sweden – 5.0%
798,360	Investor AB (Financial Services)	11,332,893
1,974,131	Nordbanken Holding AB (Banks)	13,697,915
45,607	Sandvik AB (Machinery)	995,259
548,311	Securitas AB Series B (Business Services)	12,197,855
569,477	Skandia Forsakring (Insurance)	11,522,501
1,901,168	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	38,366,544

		88,112,967

Switzerland – 6.9%
133,657	ABB Ltd. (Business Services)	14,961,605
10,594	Adecco SA (Business Services)	8,118,823
52,442	Credit Suisse Group (Banks)	10,958,030
12,334	Nestle SA (Food & Beverage)	26,579,699
9,690	Novartis AG (Health)	14,651,814
2,227	Roche Holding AG (Health)	19,943,284
5,957	Swiss Re (Property Insurance)	12,228,606
103,424	UBS AG (Banks)	15,050,507

		122,492,368

United Kingdom – 19.2%
1,306,185	Allied Zurich PLC (Insurance)	15,987,750
556,153	Amvescap PLC (Financial Services)	11,863,401
234,385	AstraZeneca Group PLC (Health)	10,679,651
2,937,538	BP Amoco PLC (Energy Resources)	26,876,095
861,731	British Aerospace PLC (Defense/Aerospace)	5,364,467
761,849	British American Tobacco PLC (Tobacco)	4,897,452
1,340,651	British Telecom PLC (Telecommunications)	17,022,423
218,669	Cable & Wireless PLC (Telecommunications)	4,039,366
433,691	CGNU PLC (Insurance)	6,670,891
1,586,248	Diageo PLC (Tobacco)	13,534,618
951,088	Glaxo Wellcome PLC (Health)	27,340,268

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
(continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,310,889	HSBC Holdings PLC (Banks)	$ 18,851,120
725,059	Imperial Chemical Industries PLC (Chemicals)	4,892,422
803,100	Lloyds TSB Group PLC (Banks)	7,551,656
449,164	Marconi PLC (Telecommunications)	7,964,779
514,707	Reuters Group PLC (Business Services)	10,307,106
726,149	Royal Bank of Scotland Group PLC * (Banks)	853,509
726,149	Royal Bank of Scotland Group PLC (Banks)	13,108,220
1,055,355	ScottishPower PLC (Energy Resources)	8,039,989
1,794,244	SmithKline Beecham PLC (Health)	23,367,569
3,516,715	Tesco PLC (Specialty Retail)	11,060,986
2,914,076	Unilever PLC (Food & Beverage)	18,246,487
315,479	United News & Media PLC (Publishing)	3,982,789
15,205,430	Vodafone AirTouch PLC (Telecommunications)	61,394,782
477,868	WPP Group PLC (Business Services)	6,781,791

		340,679,587

TOTAL COMMON STOCKS
(Cost $1,542,578,392)		$ 1,678,504,618

Shares	Description	Value

Preferred Stocks – 0.7%

Germany – 0.7%
49,154	SAP AG (Computer Software)	$ 12,392,759

TOTAL PREFERRED STOCKS
(Cost $6,915,138)		$ 12,392,759

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 3.7%

State Street Bank & Trust Euro-Time Deposit
$65,491,000	6.56%	09/01/2000	$ 65,491,000

TOTAL SHORT-TERM OBLIGATION
(Cost $65,491,000)			$ 65,491,000

TOTAL INVESTMENTS
(Cost $1,614,984,530)			$1,756,388,377

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Percentage of Total Net Assets

Common and Preferred Stock Industry Classifications

Airlines	0.4%
Appliance	1.0
Auto	2.8
Banks	10.1
Business Services	4.3
Chemicals	3.4
Computer Hardware	3.1
Computer Software	0.9
Conglomerates	0.3
Construction	0.4
Defense/Aerospace	0.3
Drugs	1.5
Electrical Equipment	3.6
Electrical Utilities	1.2
Electronics Equipment	2.9
Energy Resources	5.8
Entertainment	1.1
Financial Services	4.9
Food & Beverage	3.1
Health	5.4
Home Products	0.7
Hotels	0.4
Insurance	4.3
Leisure	0.7
Machinery	0.3
Media	1.1
Medical Products	0.3
Multi-Industrial	1.2
Nonferrous Metals	0.3
Property Insurance	1.1
Publishing	1.0
Restaurants	0.8
Semiconductors	1.5
Specialty Retail	3.0
Steel	0.4
Telecommunications	18.9
Tobacco	1.0
Utilities	1.0
Wholesale	0.8

TOTAL COMMON AND PREFERRED STOCK	95.3%

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $1,614,984,530)	$1,756,388,377
Cash, at value	3,296,292
Receivables:
Fund shares sold	14,582,133
Dividends and interest, at value	3,888,191
Investment securities sold, at value	2,948,543
Variation margin (a)	2,892,385
Forward foreign currency exchange contracts, at value	1,677,801
Reimbursement from investment adviser	545,848
Other assets	6,736

Total assets	1,786,226,306

Liabilities:

Payables:
Investment securities purchased, at value	3,357,057
Forward foreign currency exchange contracts, at value	2,593,826
Amounts owed to affiliates	2,378,429
Fund shares repurchased	2,141,506
Accrued expenses and other liabilities	631,698

Total liabilities	11,102,516

Net Assets:

Paid-in capital	1,501,445,561
Accumulated distributions in excess of net investment loss	(8,940,186)
Accumulated net realized gain on investment, futures and foreign currency related transactions	141,971,105
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	140,647,310

NET ASSETS	$1,775,123,790

Net asset value, offering and redemption price per share: (b)
Class A	$23.59
Class B	$23.14
Class C	$22.89
Institutional	$24.06
Service	$23.65

Shares outstanding:
Class A	56,958,617
Class B	3,469,803
Class C	962,518
Institutional	13,512,467
Service	160,182

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	75,063,587

(a)	Includes approximately $2,056,000 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $24.96. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 21,033,572
Interest	5,147,523

Total income	26,181,095

Expenses:

Management fees	15,633,003
Distribution and Service fees (b)	6,981,282
Transfer Agent fees (c)	2,573,914
Custodian fees	1,918,064
Registration fees	199,961
Professional fees	67,010
Service share fees	20,398
Trustee fees	8,901
Other	226,450

Total expenses	27,628,983

Less — expense reductions	(794,554)

Net expenses	26,834,429

NET INVESTMENT LOSS	(653,334)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	152,167,182
Futures transactions	17,526,583
Foreign currency related transactions	(2,733,931)
Net change in unrealized gain (loss) on:
Investments	2,670,982
Futures	(367,621)
Translation of assets and liabilities denominated in foreign currencies	(338,987)

Net realized and unrealized gain on investment, futures and foreign currency related transactions	168,924,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,270,874

(a)	Foreign taxes withheld on dividends were $3,097,226.
(b)	Class A, Class B and Class C had Distribution and Service fees of $6,009,343, $795,433 and $176,506, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $2,283,550, $151,133, $33,536, $104,063 and $1,632, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Year Ended August 31, 2000

From operations:

Net investment loss	$ (653,334)
Net realized gain from investment, futures and foreign currency related transactions	166,959,834
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	1,964,374

Net increase in net assets resulting from operations	168,270,874

Distributions to shareholders:

From net investment income
Class A Shares	(4,137,059)
Class B Shares	(213,456)
Class C Shares	(50,889)
Institutional Shares	(1,171,372)
Service Shares	(16,685)
In excess of net investment income
Class A Shares	(9,786,740)
Class B Shares	(504,956)
Class C Shares	(120,385)
Institutional Shares	(2,771,030)
Service Shares	(39,469)
From net realized gains
Class A Shares	(105,741,385)
Class B Shares	(7,678,106)
Class C Shares	(1,511,693)
Institutional Shares	(22,154,888)
Service Shares	(403,458)

Total distributions to shareholders	(156,301,571)

From share transactions:

Proceeds from sales of shares	962,871,083
Reinvestment of dividends and distributions	121,561,009
Cost of shares repurchased	(529,098,512)

Net increase in net assets resulting from share transactions	555,333,580

TOTAL INCREASE	567,302,883

Net assets:

Beginning of year	$1,207,820,907

End of year	$1,775,123,790

Accumulated distributions in excess of net investment loss	$ (8,940,186)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Seven Months Ended August 31, 1999

From operations:

Net investment income	$ 2,238,774
Net realized gain on investment, futures and foreign currency related transactions	98,723,169
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(33,406,060)

Net increase in net assets resulting from operations	67,555,883

From share transactions:

Proceeds from sales of shares	1,029,391,946
Cost of shares repurchased	(1,032,832,481)

Net decrease in net assets resulting from share transactions	(3,440,535)

TOTAL INCREASE	64,115,348

Net assets:

Beginning of period	1,143,705,559

End of period	$ 1,207,820,907

Accumulated undistributed net investment income	$ 6,242,794

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (2,714,406)
Net realized gain on investment, futures and foreign currency related transactions	96,004,014
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	55,278,283

Net increase in net assets resulting from operations	148,567,891

Distributions to shareholders:

From net realized gains
Class A Shares	(41,132,351)
Class B Shares	(3,418,683)
Class C Shares	(556,864)
Institutional Shares	(4,927,209)
Service Shares	(179,258)

Total distributions to shareholders	(50,214,365)

From share transactions:

Proceeds from sales of shares	2,171,378,743
Reinvestment of dividends and distributions	40,976,198
Cost of shares repurchased	(1,982,583,097)

Net increase in net assets resulting from share transactions	229,771,844

TOTAL INCREASE	328,125,370

Net assets:

Beginning of year	815,580,189

End of year	$ 1,143,705,559

Accumulated undistributed net investment income	$ 1,040,126

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs International Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions And Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of share of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $1,624,611,545. Accordingly gross unrealized gain on investments was $223,254,070 and the gross unrealized loss on investments was $91,477,238 resulting in a net unrealized gain of $131,776,832.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to the Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; and (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued and forward commitments represent examples of such transactions. As a result of entering into those transactions the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $794,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $1,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,891,000 for the year ended August 31, 2000.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $1,483,000, $653,000 and $242,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $1,555,116,959 and $1,170,979,843, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $101,000 of brokerage commissions from futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, the Fund had the following outstanding forward foreign currency exchange contracts:

Open Foreign Currency	Value on Settlement Date	Current Value	Unrealized
Purchase Contracts			Gain	Loss

Australian Dollar
expiring 10/13/2000	$ 3,521,620	$ 3,443,050	$ —	$ 78,570
Danish Krone
expiring 10/19/2000	14,605,000	14,220,417	—	384,583
Euro
expiring 10/13/2000	19,453,483	19,129,311	—	324,172
Great British Pound
expiring 9/14/2000	504,164	482,458	—	21,706
expiring 9/14/2000	13,028,098	12,599,983	—	428,115
expiring 9/14/2000	5,283,974	5,290,512	6,538	—
Norwegian Krone
expiring 9/21/2000	6,686,000	6,524,793	—	161,207
New Zealand Dollar
expiring 11/15/2000	2,465,889	2,335,514	—	130,375

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$65,548,228	$64,026,038	$6,538	$1,528,728

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Open Forward Foreign Currency	Value on Settlement Date	Current Value	Unrealized
Sale Contracts			Gain	Loss

Euro
expiring 9/14/2000	$ 547,073	$ 509,121	$ 37,952	$ —
Hong Kong Dollar
expiring 12/8/2000	25,903,974	25,912,802	—	8,828
Japanese Yen
expiring 11/17/2000	2,714,365	2,744,178	—	29,813
Swedish Krona
expiring 10/13/2000	27,351,540	26,711,268	640,272	—
Swiss Franc
expiring 11/20/2000	18,552,168	18,232,414	319,754	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$ 75,069,120	$ 74,109,783	$997,978	$ 38,641

Closed but Unsettled	Purchase Value	Sale Value	Realized
Forward Foreign Currency Contracts			Gain	Loss

Euro
expiring 9/14/2000	$ 11,355,176	$ 11,292,566	$ —	$ 62,610
expiring 9/14/2000	10,883,308	10,811,422	—	71,886
expiring 9/14/2000	523,596	528,388	4,792	—
expiring 9/14/2000	10,713,362	10,832,611	119,249	—
expiring 10/13/2000	7,467,657	7,288,874	—	178,783
expiring 10/13/2000	642,005	637,046	—	4,959
expiring 10/13/2000	19,324,411	19,181,671	—	142,740
expiring 10/13/2000	14,013,271	13,971,080	—	42,191
expiring 10/13/2000	2,688,391	2,715,329	26,938	—
expiring 10/13/2000	2,766,811	2,895,863	129,052	—
Great British Pound
expiring 9/14/2000	11,292,566	11,215,363	—	77,203
expiring 9/14/2000	11,267,987	11,215,362	—	52,625
expiring 9/14/2000	71,823	71,428	—	395
expiring 9/14/2000	11,248,496	11,165,530	—	82,966
expiring 9/14/2000	256,886	253,017	—	3,869
expiring 9/14/2000	11,379,685	11,240,972	—	138,713
expiring 9/14/2000	10,910,859	10,744,495	—	166,364
Japanese Yen
expiring 10/20/2000	22,450,461	22,716,000	265,539	—
expiring 11/17/2000	7,742,000	7,869,715	127,715	—
Hong Kong Dollar
expiring 12/8/2000	2,192,214	2,191,061	—	1,153

TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN CURRENCY CONTRACTS	$169,190,965	$168,837,793	$673,285	$1,026,457

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Loss

Dow Jones Euro Stoxx 50	925	September 2000	$42,487,281	$32,891

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $4,193,340 from accumulated net realized gain on investment, futures and foreign currency related transactions to accumulated distributions in excess of net investment loss and $89,055 from paid-in capital to accumulated distributions in excess of net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

Goldman Sachs International Equity Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.2593 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0311 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $116,956,804 as capital gains dividends paid during its year ended August 31, 2000.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,637,438	$727,913,986	40,503,629	$878,896,664	90,785,418	$ 1,949,815,404
Reinvestments of dividends and distributions	4,008,202	93,992,338	—	—	1,669,818	34,480,481
Shares repurchased	(17,502,173)	(431,597,850)	(42,925,516)	(937,796,470)	(84,367,795)	(1,819,683,956)

	16,143,467	390,308,474	(2,421,887)	(58,899,806)	8,087,441	164,611,929

Class B Shares
Shares sold	596,787	14,423,566	231,545	5,004,374	794,593	17,488,784
Reinvestments of dividends and distributions	335,760	7,745,988	—	—	156,073	3,180,373
Shares repurchased	(484,425)	(11,699,142)	(410,880)	(8,878,625)	(557,697)	(11,834,003)

	448,122	10,470,412	(179,335)	(3,874,251)	392,969	8,835,154

Class C Shares
Shares sold	1,503,847	35,487,591	3,386,747	71,812,024	6,644,608	139,922,460
Reinvestments of dividends and distributions	52,340	1,194,420	—	—	19,517	394,623
Shares repurchased	(1,092,313)	(25,780,443)	(3,429,722)	(73,325,070)	(6,294,716)	(133,220,855)

	463,874	10,901,568	(42,975)	(1,513,046)	369,409	7,096,228

Institutional Shares
Shares sold	7,389,250	183,681,326	3,229,820	73,161,867	2,805,737	62,386,145
Reinvestments of dividends and distributions	763,388	18,168,651	—	—	131,238	2,741,464
Shares repurchased	(2,327,895)	(58,028,723)	(556,938)	(12,395,514)	(740,110)	(16,145,728)

	5,824,743	143,821,254	2,672,882	60,766,353	2,196,865	48,981,881

Service Shares
Shares sold	55,114	1,364,614	23,838	517,017	78,227	1,765,950
Reinvestments of dividends and distributions	19,583	459,612	—	—	8,677	179,257
Shares repurchased	(80,974)	(1,992,354)	(20,037)	(436,802)	(77,199)	(1,698,555)

	(6,277)	(168,128)	3,801	80,215	9,705	246,652

NET INCREASE (DECREASE)	22,873,929	$555,333,580	32,486	$ (3,440,535)	11,056,389	$ 229,771,844

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	From net investment income	In excess of net investment income	From net realized gains	Total Distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$23.12	$(0.03	) (c)	$3.41	$3.38	$(0.10)	$(0.24)	$(2.57)	$(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

1997 - Class A Shares	17.20	0.10		2.23	2.33	—	—	(0.21)	(0.21)
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54	—	—	(0.21)	(0.21)
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19	(0.03)	—	(0.21)	(0.24)
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85	—	—	(0.21)	(0.21)

1996 - Class A Shares	14.52	0.13		4.00	4.13	(0.58)	—	(0.87)	(1.45)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$23.59	14.68%	$1,343,869	1.79%		(0.12)%		1.84%		(0.17)%		79.79%
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		79.79
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		79.79
24.06	15.45	325,161	1.14		0.54		1.19		0.49		79.79
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		79.79

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61.10
22.73	5.09	68,691	2.29	(b)	(0.19	) (b)	2.34	(b)	(0.24	) (b)	61.10
22.54	5.08	11,241	2.29	(b)	(0.26	) (b)	2.34	(b)	(0.31	) (b)	61.10
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61.10
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61.10

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		113.79
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		113.79
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		113.79
22.20	17.09	111,315	1.13		0.23		1.21		0.15		113.79
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		113.79

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		40.82
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		40.82
19.56	(5.92)	3,369	2.27	(b)	(1.43	) (b)	2.37	(b)	(1.53	) (b)	40.82
19.97	11.82	56,263	1.08		0.30		1.18		0.20		40.82

19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		40.82

19.32	13.48	536,283	1.69		(0.07)		1.88		(0.26)		38.01
19.24	2.83	19,198	2.23	(b)	(0.97	) (b)	2.38	(b)	(1.12	) (b)	38.01

19.40	12.53	68,374	1.10	(b)	0.43	(b)	1.25	(b)	0.28	(b)	38.01
19.34	10.42	674	1.60	(b)	(0.40	) (b)	1.75	(b)	(0.55	) (b)	38.01

17.20	28.68	330,860	1.52		0.26		1.77		0.01		68.48

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs International Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 92.1%

Canada – 0.3%
8,000	The Seagram Co. Ltd. (Entertainment)	$ 481,500

Denmark – 0.5%
5,114	Group 4 Falck A/S (Electrical Equipment)	800,880

Finland – 4.2%
139,794	Nokia Oyj (Telecommunications)	6,126,923
17,406	Sonera Oyj (Telecommunications)	581,002

		6,707,925

France – 13.7%
17,161	Accor SA (Hotels)	738,882
10,021	Air Liquide SA (Chemicals)	1,276,597
33,973	Alcatel (Telecommunications)	2,776,185
30,817	Alstom (Electrical Equipment)	690,784
13,066	Axa (Insurance)	1,859,375
10,174	Banque Nationale de Paris (Banks)	934,809
2,044	Cap Gemini SA (Business Services)	426,422
20,845	Carrefour SA (Specialty Retail)	1,519,273
17,887	France Telecom SA (Telecommunications)	2,040,476
18,844	Lafarge SA (Construction)	1,395,179
9,552	LVMH (Louis Vuitton Moet Hennessy)* (Conglomerates)	741,134
12,080	Rhone-Poulenc SA (Chemicals)	906,180
13,367	STMicroelectronics NV (Semiconductors)	818,792
18,185	Total Fina SA Class B (Energy Resources)	2,697,619
16,577	Valeo SA (Auto)	888,861
16,612	Vivendi (Business Services)	1,356,752
25,422	Vivendi Environnement* (Utilities)	872,268

		21,939,588

Germany – 7.3%
4,483	Allianz AG (Insurance)	1,510,328
28,812	Deutsche Bank AG (Banks)	2,506,630
56,593	Deutsche Telekom AG (Telecommunications)	2,172,899
29,684	E.On AG (Energy Resources)	1,421,943
6,464	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	1,772,540
14,339	Siemens AG (Electrical Equipment)	2,297,666

		11,682,006

Ireland – 0.6%
168,413	Bank of Ireland (Banks)	994,918

Italy – 5.1%
346,802	Banca Nazionale del Lavoro (Financial Services)	1,286,911
137,500	ENI SpA (Energy Resources)	801,971
146,532	San Paolo-IMI SpA (Banks)	2,599,075
90,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	779,800

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
124,796	Telecom Italia SpA (Telecommunications)	$ 1,533,301
218,000	Unicredito Italiano SpA (Banks)	1,126,342

		8,127,400

Netherlands – 9.9%
31,254	ASM Lithography Holding NV (Semiconductors)	1,180,027
3,542	Equant NV* (Computer Software)	137,096
588	Equant NV* (Computer Software)	22,707
17,133	Fortis Netherlands NV (Financial Services)	527,325
35,885	Getronics NV (Business Services)	449,820
45,879	ING Groep NV (Financial Services)	3,070,973
63,518	Koninklijke Royal Philips Electronics NV (Appliance)	3,090,069
48,352	KPN NV (Telecommunications)	1,288,164
63,789	Royal Dutch Petroleum Co. (Energy Resources)	3,879,066
38,363	United Pan-Europe Communications NV* (Telecommunications)	936,901
26,475	VNU NV (Media)	1,410,191

		15,992,339

Spain – 4.8%
17,825	Acerinox SA (Steel)	522,197
19,278	Altadis SA Series A (Consumer Goods)	276,392
89,307	Banco Santander Central Hispano SA (Banks)	959,316
75,808	Endesa SA (Electrical Utilities)	1,477,203
51,958	Repsol SA (Energy Resources)	1,028,604
178,357	Telefonica de Espana SA* (Telecommunications)	3,420,067

		7,683,779

Sweden – 6.9%
107,504	Investor AB (Financial Services)	1,526,043
134,793	Nordbanken Holding AB (Banks)	935,289
32,269	Sandvik AB (Machinery)	704,190
67,971	Securitas AB Series B (Business Services)	1,512,099
71,627	Skandia Forsakring (Insurance)	1,449,263
246,220	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	4,968,846

		11,095,730

Switzerland – 9.3%
16,041	ABB Ltd. (Business Services)	1,795,634
878	Adecco SA (Business Services)	672,864
5,814	Credit Suisse Group (Banks)	1,214,866
1,370	Nestle SA (Food & Beverage)	2,952,342
1,699	Novartis AG (Health)	2,568,982
268	Roche Holding AG (Health)	2,400,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
759	Swiss Re (Property Insurance)	$ 1,558,085
12,467	UBS AG (Banks)	1,814,228

		14,977,001

United Kingdom – 29.5%
139,689	Allied Zurich PLC (Insurance)	1,709,798
82,668	Amvescap PLC (Financial Services)	1,763,406
53,269	AstraZeneca Group PLC (Health)	2,427,179
383,048	BP Amoco PLC (Energy Resources)	3,504,579
99,414	British Aerospace PLC (Defense/Aerospace)	618,874
174,096	British American Tobacco PLC (Tobacco)	1,119,155
168,183	British Telecom PLC (Telecommunications)	2,135,442
24,506	Cable & Wireless PLC (Telecommunications)	452,687
87,944	CGNU PLC (Insurance)	1,352,725
216,039	Diageo PLC (Tobacco)	1,843,347
107,019	Glaxo Wellcome PLC (Health)	3,076,401
153,195	HSBC Holdings PLC (Banks)	2,203,007
103,149	Imperial Chemical Industries PLC (Chemicals)	696,010
192,003	Lloyds TSB Group PLC (Banks)	1,805,430
62,190	Marconi PLC (Telecommunications)	1,102,781
75,469	PowerGen PLC (Electrical Utilities)	639,557
51,334	Reckitt Benckiser PLC (Food & Beverage)	612,314
64,447	Reuters Group PLC (Business Services)	1,290,564
129,288	Royal Bank of Scotland Group PLC* (Banks)	151,964
123,373	Royal Bank of Scotland Group PLC (Banks)	2,227,092
106,037	Scottish and Southern Energy PLC (Electrical Utilities)	858,597
57,141	ScottishPower PLC (Energy Resources)	435,316
243,669	SmithKline Beecham PLC (Health)	3,173,455
407,713	Tesco PLC (Specialty Retail)	1,282,364
391,558	Unilever PLC (Food & Beverage)	2,451,740
43,988	United News & Media PLC (Publishing)	555,330
1,758,218	Vodafone AirTouch PLC (Telecommunications)	7,099,136
53,989	WPP Group PLC (Business Services)	766,199

		47,354,449

TOTAL COMMON STOCKS
(Cost $139,593,901)		$147,837,515

Shares	Description	Value

Preferred Stocks – 0.7%

Germany – 0.7%
4,274	SAP AG (Computer Software)	$ 1,077,566

TOTAL PREFERRED STOCKS
(Cost $575,529)		$ 1,077,566

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations – 8.2%

State Street Bank & Trust Euro-Time Deposits€
EUR7,150,000	4.70%	09/01/2000	$ 6,381,017
7,730,000	4.60	09/05/2000	6,862,309

TOTAL SHORT-TERM OBLIGATIONS
(Cost $13,243,326)			$ 13,243,326

TOTAL INVESTMENTS
(Cost $153,412,756)			$ 162,158,407

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

EUR=Euro Currency

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Investments (continued)
August 31, 2000

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Appliance	1.9%
Auto	0.6
Banks	12.1
Business Services	5.2
Chemicals	1.8
Computer Software	0.8
Conglomerates	0.5
Construction	0.9
Consumer Goods	0.2
Defense/Aerospace	0.4
Electrical Equipment	2.4
Electrical Utilities	1.9
Energy Resources	8.6
Entertainment	0.3
Financial Services	5.1
Food & Beverage	3.7
Health	8.5
Hotels	0.5
Insurance	4.9
Machinery	0.4
Media	0.9
Property Insurance	2.1
Publishing	0.3
Semiconductors	1.2
Specialty Retail	1.7
Steel	0.3
Telecommunications	23.3
Tobacco	1.8
Utilities	0.5

TOTAL COMMON AND PREFERRED STOCK	92.8%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $153,412,756)	$162,158,407
Cash, at value	1,075,035
Receivables:
Fund shares sold	2,686,708
Investment securities sold	900,283
Variation margin, at value (a)	885,229
Dividends and interest, at value	479,965
Forward foreign currency exchange contracts, at value	430,055
Reimbursement from investment adviser	155,402
Other assets	263

Total assets	168,771,347

Liabilities:

Payables:
Investment securities purchased, at value	7,296,106
Forward foreign currency exchange contracts, at value	428,639
Amounts owed to affiliates	221,635
Fund shares repurchased	93,700
Accrued expenses and other liabilities	112,815

Total liabilities	8,152,895

Net Assets:

Paid-in capital	139,349,829
Accumulated net investment loss	(1,170,986)
Accumulated net realized gain from investment, futures and foreign currency related transactions	13,747,696
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	8,691,913

NET ASSETS	$160,618,452

Net asset value, offering and redemption price per share: (b)
Class A	$13.82
Class B	$13.69
Class C	$13.72
Institutional	$14.00
Service	$13.86

Shares outstanding:
Class A	10,131,218
Class B	331,379
Class C	107,992
Institutional	1,045,348
Service	156

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,616,093

(a)	Includes approximately $262,300 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $14.62. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 2,063,666
Interest	223,695

Total income	2,287,361

Expenses:

Management fees	1,253,575
Distribution and Service fees (b)	608,041
Custodian fees	341,018
Transfer Agent fees (c)	226,736
Registration fees	67,145
Professional fees	55,650
Trustee fees	6,615
Other	135,577

Total expenses	2,694,357

Less — expense reductions	(475,621)

Net expenses	2,218,736

NET INVESTMENT INCOME	68,625

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions	11,010,376
Futures transactions	573,892
Foreign currency related transactions	1,925,508
Net change in unrealized gain (loss) on:
Investments	4,497,839
Futures	10,514
Translation of assets and liabilities denominated in foreign currencies	(18,838)

Net realized and unrealized gain on investment, futures and foreign currency related transactions	17,999,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,067,916

(a)	Foreign taxes withheld on dividends were $331,236.
(b)	Class A, Class B and Class C had Distribution and Service fees of $569,252, $29,685 and $9,104, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $216,315, $5,640, $1,730, $3,050 and $1, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment income (loss)	$ 68,625	$ 400,829	$ (172,676)
Net realized gain from investment, futures and foreign currency related transactions	13,509,776	1,981,969	1,555,106
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,489,515	(5,072,876)	9,275,274

Net increase (decrease) in net assets resulting from operations	18,067,916	(2,690,078)	10,657,704

Distributions to shareholders:

From net realized gains
Class A Shares	(4,552,387)	—	—
Class B Shares	(85,427)	—	—
Class C Shares	(18,441)	—	—
Institutional Shares	(214,659)	—	—
Service Shares	(105)	—	—

Total distributions to shareholders	(4,871,019)	—	—

From share transactions:

Proceeds from sales of shares	92,017,420	30,108,519	65,352,139
Reinvestment of dividends and distributions	4,698,363	—	—
Cost of shares repurchased	(31,390,674)	(20,233,820)	(1,098,018)

Net increase in net assets resulting from share transactions	65,325,109	9,874,699	64,254,121

TOTAL INCREASE	78,522,006	7,184,621	74,911,825

Net assets:

Beginning of period	$ 82,096,446	74,911,825	—

End of period	$160,618,452	$82,096,446	$74,911,825

Accumulated undistributed (distribution in excess of) net investment income	$ (1,170,986)	$ —	$ (175,403)

(a)	Commencement date of operations was October 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs European Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $153,412,756. Accordingly, the gross unrealized gain on investments was $16,786,328 and the gross unrealized loss on investments was $8,040,677 resulting in a net unrealized gain of $8,745,651.

GOLDMAN SACHS EUROPEAN EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $401,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $75,000.

        The Trust on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $579,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000
3. AGREEMENTS (continued)

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $134,000, $64,000 and $24,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $164,598,174 and $114,086,346, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $12,000 of brokerage commissions from futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by the delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, forward foreign currency exchange contracts were as follows:

	Value on Settlement Date	Current Value	Unrealized
Open Forward Foreign Currency Purchase Contracts			Gain	Loss

British Pounds
expiring 9/14/2000	$1,049,390	$1,004,399	$ —	$44,991
expiring 9/14/2000	1,042,004	997,142	—	44,862

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$2,091,394	$2,001,541	$ —	$89,853

	Value on Settlement Date	Current Value	Unrealized
Open Forward Foreign Currency Sale Contracts			Gain	Loss

Euro
expiring 10/31/2000	$1,978,000	$1,968,466	$ 9,534	$ —
expiring 10/31/2000	1,978,000	1,939,022	38,978	—
British Pounds
expiring 9/14/2000	2,056,413	1,981,220	75,193	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$6,012,413	$5,888,708	$123,705	$ —

GOLDMAN SACHS EUROPEAN EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Foreign Currency Cross Contracts (Purchase/Sale)	Purchase Current Value	Sale Current Value	Realized
			Gain	Loss

Euro/British Pounds
expiring 9/14/2000	$ 2,038,789	$ 1,888,513	$ —	$150,276
expiring 9/14/2000	964,292	1,035,284	70,992	—
expiring 9/14/2000	1,015,177	955,037	—	60,140
expiring 9/14/2000	955,037	1,024,223	69,186	—
expiring 9/14/2000	966,714	1,038,778	72,064	—
British Pounds/Euro
expiring 9/14/2000	1,981,221	2,038,789	57,568	—
expiring 9/14/2000	1,035,285	990,610	—	44,675
expiring 9/14/2000	978,637	1,015,177	36,540	—
expiring 9/14/2000	1,024,222	982,163	—	42,059
expiring 9/14/2000	1,038,778	997,142	—	41,636

TOTAL FOREIGN CURRENCY CROSS CONTRACTS	$11,998,152	$11,965,716	$306,350	$338,786

        The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized loss

Dow Jones Euro Stoxx 50	118	September 2000	$5,419,998	$27,908

GOLDMAN SACHS EUROPEAN EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the periods ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $1,239,611 from accumulated undistributed net investment income to accumulated net realized gain from investment and foreign currency related transactions and $375 from paid-in capital to accumulated net realized gain from investment, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS EUROPEAN EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999 (a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,326,777	$ 74,566,934	2,119,807	$24,745,494	5,087,352	$53,619,415
Reinvestment of dividends and distributions	337,798	4,394,755	—	—	—	—
Shares repurchased	(1,904,482)	(26,514,624)	(759,657)	(8,753,714)	(76,377)	(844,311)

	3,760,093	52,447,065	1,360,150	15,991,780	5,010,975	52,775,104

Class B Shares
Shares sold	312,710	4,322,812	53,116	627,367	35,445	410,945
Reinvestment of dividends and distributions	6,038	78,135	—	—	—	—
Shares repurchased	(62,406)	(846,347)	(13,524)	(156,078)	—	—

	256,342	3,554,600	39,592	471,289	35,445	410,945

Class C Shares
Shares sold	96,303	1,362,429	148,372	1,718,395	48,110	570,630
Reinvestment of dividends and distributions	924	11,976	—	—	—	—
Shares repurchased	(22,323)	(291,955)	(163,394)	(1,909,241)	—	—

	74,904	1,082,450	(15,022)	(190,846)	48,110	570,630

Institutional Shares
Shares sold	824,255	11,763,455	254,200	3,017,263	1,062,367	10,749,551
Reinvestment of dividends and distributions	16,264	213,392	—	—	—	—
Shares repurchased	(299,728)	(3,735,818)	(791,417)	(9,414,787)	(20,593)	(253,707)

	540,791	8,241,029	(537,217)	(6,397,524)	1,041,774	10,495,844

Service Shares
Shares sold	148	1,790	—	—	160	1,598
Reinvestment of dividends and distributions	8	105	—	—	—	—
Shares repurchased	(160)	(1,930)	—	—	—	—

	(4)	(35)	—	—	160	1,598

NET INCREASE	4,632,126	$ 65,325,109	847,503	$ 9,874,699	6,136,464	$64,254,121

(a)	Commencement date of operations was October 1, 1998 for all share classes.
GOLDMAN SACHS EUROPEAN EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$11.75	$ —	(c)	$ 2.78	$ 2.78	$(0.71)	$(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	(0.71)	(0.71)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

Goldman Sachs European Equity Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the European Equity Fund from sources within foreign countries and possessions of the United States was $0.1615 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0203 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $416,379 as capital gains dividends paid during its year ended August 31, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$13.82	24.04%	$139,966	1.79%		0.02%		2.17%		(0.36)%		98.10%
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98.10
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98.10
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98.10
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98.10

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	54.98
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	) (b)	54.98
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	) (b)	54.98
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	54.98
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	54.98

12.20	22.00	61,151	1.79	(b)	(1.19	) (b)	2.80	(b)	(2.20	) (b)	70.77
12.19	21.90	432	2.29	(b)	(1.78	) (b)	3.30	(b)	(2.79	) (b)	70.77
12.20	22.00	587	2.29	(b)	(1.83	) (b)	3.30	(b)	(2.84	) (b)	70.77
12.23	22.30	12,740	1.14	(b)	(0.33	) (b)	2.15	(b)	(1.34	) (b)	70.77
12.20	22.00	2	1.64	(b)	(0.69	) (b)	2.65	(b)	(1.70	) (b)	70.77

GOLDMAN SACHS EUROPEAN EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs European Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon .

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 96.3%

Japan – 96.3%
91,000	77 Bank Ltd. (Banks)	$ 708,204
8,000	ABLE, Inc. (Real Estate)	135,021
13,000	Advantest Corp. (Electronics Equipment)	2,651,196
8,700	Aiful Corp. (Financial Services)	750,492
303,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	1,894,993
213,000	Asahi Glass Co. Ltd. (Building Materials)	1,991,196
51,000	Bridgestone Corp. (Auto)	659,916
62,000	Canon, Inc. (Computer Hardware)	2,772,996
176,000	Chiba Bank Ltd. (Banks)	719,512
135,000	Dai-Ichi Kangyo Bank Ltd. (Banks)	1,024,051
132,000	Daiwa Securities Group, Inc. (Financial Services)	1,646,132
147	DDI Corp. (Telecommunications)	1,157,806
172	East Japan Railway Co. (Railroads)	935,396
18,000	Eisai Co. Ltd. (Drugs)	543,460
12,600	FANUC Ltd. (Machinery)	1,370,464
48,000	Fuji Photo Film Ltd. (Leisure)	1,719,269
114,000	Fujitec Co. Ltd. (Construction)	1,047,539
51,000	Fujitsu Ltd. (Computer Hardware)	1,477,637
16,000	Honda Motor Co. Ltd. (Auto)	585,091
800	Ito En Ltd. (Food & Beverage)	59,259
174,000	Kanebo Ltd. * (Consumer Products)	512,293
128,000	Kaneka Corp. (Chemicals)	1,411,421
69,000	Kao Corp. (Consumer Products)	1,895,640
4,500	Keyence Corp. (Industrial Parts)	1,493,671
129,000	Kirin Brewery Ltd. (Food & Beverage)	1,415,190
85,000	Kokuyo Co. Ltd. (Specialty Retail)	1,467,276
9,200	Kyocera Corp. (Electronics Equipment)	1,642,457
13,900	Matsumotokyoshi (Specialty Retail)	1,251,196
127,000	Matsushita Electric Works Ltd. (Construction)	1,548,054
30,300	Meitec Corp. (Business Services)	1,400,647
176,000	Minebea Co. (Electronics Equipment)	2,277,356
53,600	Ministop Co. Ltd. (Specialty Retail)	1,191,111
67,000	Mitsui Marine & Fire (Insurance)	333,587
288,000	Mitsui Mining & Smelting (Mining)	2,281,857
11,000	Murata Manufacturing Co. Ltd. (Electronics Equipment)	1,684,295
82,000	NEC Corp. (Computer Hardware)	2,345,054
75,000	NGK Insulators Ltd. (Multi-Industrial)	1,030,239
18,000	Nihon Unisys Ltd. (Computer Hardware)	322,194
7,100	Nintendo Co. Ltd. (Entertainment)	1,227,604
103,000	Nippon Mining & Metals Co. Ltd. (Mining)	577,534
200	Nippon Telephone & Telegraph Corp. (Telecommunications)	2,381,622
259	NTT Mobile Communications Network, Inc. (Telecommunications)	6,848,383
111,000	Ricoh Co. Ltd. (Computer Hardware)	1,941,069
9,200	Rohm Co. (Electronics Equipment)	2,618,097
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
9,500	Ryohin Keikaku Co. Ltd. (Specialty Retail)	$ 917,487
130,000	Sanwa Bank (Banks)	1,229,911
161,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	1,366,198
18,500	Sato Corp. (Electronics Equipment)	464,885
126,000	Sharp Corp. (Electrical Equipment)	2,007,257
34,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,670,511
41,000	Skylark Co. Ltd. (Restaurants)	1,499,297
6,600	SMC Corp. (Machinery)	1,169,620
19,600	Sony Corp. (Electrical Equipment)	2,186,967
106,000	Sumitomo Bakelite (Chemicals)	1,401,407
234,000	Sumitomo Corp. (Wholesale)	2,040,506
10,400	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	408,589
4,800	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	280,844
37,000	Takeda Chemical Industries Ltd. (Drugs)	2,189,123
14,800	Takefuji Corp. (Financial Services)	1,455,715
43,600	Terumo Corp. (Medical Products)	1,206,001
252,000	The Daiwa Bank Ltd. (Banks)	633,249
71,000	The Fuji Bank Ltd. (Banks)	539,906
75,000	The Nomura Securities Co. Ltd. (Financial Services)	1,754,571
97,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	583,000
126,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	888,439
25,700	THK Co. Ltd. (Machinery)	1,214,515
6,500	Toho Co. (Leisure)	1,039,147
17,000	Tokyo Broadcasting System, Inc. (Media)	608,908
69,000	Tokyo Electric Power (Electrical Utilities)	1,543,038
61,500	Toppan Forms Co. Ltd. (Publishing)	1,300,352
38,000	Toyoda Machine Works Ltd. (Machinery)	344,547
49,000	Toyota Motor Corp. (Auto)	2,131,833
128,000	Tsubakimoto Chain Co. (Machinery)	516,081
31,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	1,534,740
60,000	York-Benimaru Co. Ltd. (Specialty Retail)	1,409,284
630	Yoshinoya D&C Co. Ltd. (Restaurants)	1,045,570

TOTAL COMMON STOCKS
(Cost $94,881,731)		$ 103,528,975

TOTAL INVESTMENTS
(Cost $94,881,731)		$ 103,528,975

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

As a % of total net assets

Common Stock Industry Classifications†

Auto	3.1%
Banks	5.3
Building Materials	1.8
Business Services	1.3
Chemicals	6.2
Computer Hardware	8.2
Construction	2.4
Consumer Products	2.2
Drugs	4.0
Electrical Equipment	5.2
Electrical Utilities	1.4
Electronics Equipment	10.5
Entertainment	1.1
Financial Services	5.2
Food & Beverage	1.4
Industrial Parts	1.4
Insurance	0.9
Leisure	2.6
Machinery	4.3
Media	0.6
Medical Products	1.1
Mining	2.7
Multi-Industrial	1.0
Publishing	1.2
Railroads	0.9
Real Estate	0.5
Restaurants	2.4
Specialty Retail	5.8
Telecommunications	9.7
Wholesale	1.9

TOTAL COMMON STOCK	96.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $94,881,731)	$103,528,975
Cash, at value	2,068,527
Receivables:
Fund shares sold	1,716,008
Investment securities sold, at value	845,913
Reimbursement from investment adviser	98,440
Dividends and interest, at value	41,737
Forward foreign currency exchange contracts, at value	17,180
Deferred organization expenses, net	8,334
Other assets	245

Total assets	108,325,359

Liabilities:

Payables:
Investment securities purchased, at value	511,018
Amounts owed to affiliates	138,153
Fund shares repurchased	74,498
Accrued expenses and other liabilities, at value	58,498

Total liabilities	782,167

Net Assets:

Paid-in capital	94,465,512
Accumulated net investment loss	(1,052,384)
Accumulated net realized gain on investment and foreign currency related transactions	5,471,371
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	8,658,693

NET ASSETS	$107,543,192

Net asset value, offering and redemption price per share: (a)
Class A	$15.77
Class B	$15.63
Class C	$15.58
Institutional	$15.96
Service	$15.83

Shares outstanding:
Class A	4,423,243
Class B	370,078
Class C	272,645
Institutional	1,739,909
Service	167

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	6,806,042

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $16.69. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 426,376
Interest	113,496

Total income	539,872

Expenses:

Management fees	979,938
Distribution and Service fees (b)	396,755
Custodian fees	173,141
Transfer Agent fees (c)	141,640
Registration fees	73,024
Professional fees	43,905
Trustee fees	8,900
Amortization of deferred organization expenses	3,030
Other	105,419

Total expenses	1,925,752

Less — expense reductions	(356,497)

Net expenses	1,569,255

NET INVESTMENT LOSS	(1,029,383)

Realized and unrealized gain (loss) on Investments, Futures and Foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	9,773,012
Futures transactions	418,165
Foreign currency related transactions	(18,530)
Net change in unrealized gain (loss) on:
Investments	(5,490,559)
Futures	(20,305)
Translation of assets and liabilities denominated in foreign currencies	(14,848)

Net realized and unrealized gain on Investments, Futures and Foreign currency related transactions:	4,646,935

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,617,552

(a)	Foreign taxes withheld on dividends were $74,254.
(b)	Class A, Class B and Class C had Distribution and Service fees of $286,204, $61,667 and $48,884, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $108,757, $11,717, $9,288, $11,878 and $0, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS JAPANESE EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment loss	$ (1,029,383)	$ (203,143)	$ (86,973)
Net realized gain from investment, futures and foreign currency related transactions	10,172,647	4,330,190	140,585
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(5,525,712)	12,242,725	1,941,680

Net increase in net assets resulting from operations	3,617,552	16,369,772	1,995,292

Distributions to shareholders:

In excess of net investment income
Class A Shares	(473,037)	(1,121)	—
Class B Shares	(63,355)	—	—
Class C Shares	(65,248)	(715)	—
Institutional Shares	(411,232)	(1,768)	(6,204)
Service Shares	(23)	—	—
From net realized gain on investment, futures and foreign currency transactions
Class A Shares	(3,934,010)	—	—
Class B Shares	(595,331)	—	—
Class C Shares	(521,995)	—	—
Institutional Shares	(2,840,673)	—	—
Service Shares	(259)	—	—

Total distributions to shareholders	(8,905,163)	(3,604)	(6,204)

From share transactions:

Proceeds from sales of shares	103,614,398	29,653,297	23,719,687
Reinvestment of dividends and distributions	8,358,222	3,181	—
Cost of shares repurchased	(63,935,353)	(2,751,373)	(4,186,512)

Net increase in net assets resulting from share transactions	48,037,267	26,905,105	19,533,175

TOTAL INCREASE	42,749,656	43,271,273	21,522,263

Net assets:

Beginning of period	64,793,536	21,522,263	—

End of period	$107,543,192	$64,793,536	$21,522,263

Accumulated net investment income (loss)	$ (1,052,384)	$ 270,409	$ (34,385)

(a)	Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing system. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $95,541,798. Accordingly, the gross unrealized gain on investments was $10,179,863 and the gross unrealized loss on investments was $2,192,686 resulting in a net unrealized gain of $7,987,177.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs”) serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, Service Share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.11% (0.01% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs reimbursed approximately $353,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $3,000.

        The Trust, on behalf of the Fund, had adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $497,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agent services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS JAPANESE EQUITY FUND

3. AGREEMENTS (continued)

The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $88,000, $37,000 and $13,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $95,360,487 and $54,626,277, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $8,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, the Fund had the following outstanding forward foreign currency exchange contracts:

Unrealized
Open Forward Foreign Currency Purchase Contracts	Value on Settlement Date	Current Value	Gain	Loss

Japanese Yen
expiring 10/20/2000	$ 16,801	$ 17,180	$ 379	$—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$ 16,801	$ 17,180	$ 379	$—

Closed but Unsettled	Purchase	Sale	Realized
Forward Foreign Currency Contracts	Value	Value	Gain	Loss

Japanese Yen
expiring 10/20/2000	$1,456,199	$1,473,000	$16,801	$—

TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN CURRENCY CONTRACTS	$1,456,199	$1,473,000	$16,801	$—

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency proposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS JAPANESE EQUITY FUND

6. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $716,455 from accumulated net realized gain from investment and foreign currency related transactions to accumulated net investment loss and $3,030 from paid-in capital to accumulated undistributed net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications results primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

7. OTHER MATTERS

As of August 31, 2000, the Goldman Sachs Group was the beneficial owner of approximately 12% of the outstanding shares of the Fund.

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999(a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,738,629	$79,542,711	1,490,616	$19,567,798	974,018	$ 9,912,925
Reinvestment of dividends and distributions	251,265	4,158,443	61	921	—	—
Shares repurchased	(2,677,761)	(44,672,392)	(138,512)	(1,823,081)	(215,073)	(2,211,327)

	2,312,133	39,028,762	1,352,165	17,745,638	758,945	7,701,598

Class B Shares
Shares sold	256,898	4,363,660	156,293	2,037,345	143,378	1,452,502
Reinvestment of dividends and distributions	37,057	608,848	—	—	—	—
Shares repurchased	(185,312)	(3,068,196)	(24,231)	(344,034)	(14,005)	(144,559)

	108,643	1,904,312	132,062	1,693,311	129,373	1,307,943

Class C Shares
Shares sold	184,775	3,116,549	209,165	2,748,964	197,598	2,047,960
Reinvestment of dividends and distributions	32,401	532,028	44	665	—	—
Shares repurchased	(166,325)	(2,745,926)	(13,133)	(201,949)	(171,880)	(1,830,626)

	50,851	902,651	196,076	2,547,680	25,718	217,334

Institutional Shares
Shares sold	984,742	16,591,478	384,318	5,299,190	1,028,740	10,304,702
Reinvestment of dividends and distributions	183,481	3,058,621	104	1,595	—	—
Shares repurchased	(816,713)	(13,448,640)	(24,763)	(382,309)	—	—

	351,510	6,201,459	359,659	4,918,476	1,028,740	10,304,702

Service Shares
Shares sold	—	—	—	—	161	1,598
Reinvestment of dividends and distributions	17	282	—	—	—	—
Shares repurchased	(11)	(199)	—	—	—	—

	6	83	—	—	161	1,598

NET INCREASE	2,823,143	$48,037,267	2,039,962	$26,905,105	1,942,937	$19,533,175

(a)	Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND

Goldman Sachs Japanese Fund — Tax Information (unaudited)

        Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $3,591,461 as capital gain dividends paid during its year ended August 31, 2000. For the distribution paid during the year ended August 31, 2000, the total amount of income received by the Japanese Equity Fund from sources within foreign countries and possessions of the United States was $0.0270 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0044 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gains	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$16.24	$(0.20	) (c)	$1.67	$1.47	$ —	$(0.21)	$(1.73)	$(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$15.77	8.47%	$69,741	1.74%		(1.20)%		2.10%		(1.56)%		60.76%
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		60.76
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		60.76
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		60.76
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		60.76

16.24	46.84	34,279	1.70	(b)	(1.17	) (b)	2.62	(b)	(2.09	) (b)	44.83
16.14	46.33	4,219	2.20	(b)	(1.57	) (b)	3.12	(b)	(2.49	) (b)	44.83
16.16	46.41	3,584	2.20	(b)	(1.81	) (b)	3.12	(b)	(2.73	) (b)	44.83
16.36	47.40	22,709	1.05	(b)	(0.37	) (b)	1.97	(b)	(1.29	) (b)	44.83
16.22	46.92	3	1.55	(b)	(0.74	) (b)	2.47	(b)	(1.66	) (b)	44.83

11.06	10.60	8,391	1.64	(b)	(1.20	) (b)	4.18	(b)	(3.74	) (b)	53.29
11.03	10.30	1,427	2.15	(b)	(1.76	) (b)	4.69	(b)	(4.30	) (b)	53.29
11.04	10.40	284	2.15	(b)	(1.69	) (b)	4.69	(b)	(4.23	) (b)	53.29
11.10	11.06	11,418	1.03	(b)	(0.36	) (b)	3.57	(b)	(2.90	) (b)	53.29
11.04	10.43	2	1.53	(b)	(0.68	) (b)	4.07	(b)	(3.22	) (b)	53.29

GOLDMAN SACHS JAPANESE EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of Goldman Sachs Trust — Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Japanese Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stock – 90.0%

Australia – 1.8%
735,000	APN News & Media Ltd. (Publishing)	$ 2,034,421
609,900	Fairfax (John) Holdings Ltd. (Publishing)	1,790,147
250,000	Primary Health Care Ltd. (Health)	834,701
389,400	QBE Insurance Group Ltd. (Insurance)	1,942,336
89,762	Tab Corp. Holdings Ltd. (Entertainment)	509,849
282,177	Westfield Holdings Ltd. (Real Estate)	2,017,696

		9,129,150

Austria – 0.2%
48,251	Cybertron Telekom AG (Telecomunications)	856,697

Denmark – 4.0%
146,193	DSV, De Sammensluttede Vognmaend af Series B* (Transportation)	3,516,892
52,237	Group 4 Falck A/S (Electrical Equipment)	8,180,597
202,104	Vestas Wind Systems A/S (Energy Resources)	8,977,693

		20,675,182

Finland – 2.0%
161,480	Elisa Communications Oyj Series A (Telecommunications)	6,135,547
451,886	JOT Automation Group Oyj (Industrial Equipment)	3,092,958
44,674	Nokian Renkaat Oyj (Auto)	1,249,270
1,025	Talentum (Publishing)	11,556

		10,489,331

France – 8.2%
27,581	Altran Technologies (Business Services)	6,527,711
47,017	Coface (Insurance)	4,424,371
50,100	Compagnie Generale de Geophysique SA* (Energy Resources)	3,736,008
24,676	Diosos* (Diversified Industrial Manufacturing)	920,057
350,275	Elior* (Food & Beverage)	3,793,672
35,585	FI System* (Business Services)	2,132,365
27,379	IPSOS (Media)	3,660,440
2,666	Jet Multimedia (Information Services)	148,868
142,291	Kalisto Entertainment* (Entertainment)	2,475,850
47,747	Royal Canin SA (Grocery)	4,611,750
75,560	SR Teleperformance (Multi-Industry)	2,951,450
48,457	Unibail (Real Estate)	7,356,029

		42,738,571

Shares	Description	Value

Common Stock – (continued)

Germany – 3.3%
40,565	Allbecon AG (Business Services)	$ 1,206,388
2,480	Concept! AG* (Internet)	80,359
40,860	D. Logistics AG* (Business Services)	3,888,517
71,075	Dis Deutscher Industrie (Business Services)	2,997,100
37,290	Intershop Communication AG* (Computer Software)	3,393,181
29,280	Rhoen-Klinikum AG (Health)	1,258,077
70,482	Wedeco AG* (Business Services)	2,408,961
35,667	Zapf Creaton AG (Entertainment)	1,899,803

		17,132,386

Hong Kong – 2.2%
560,200	Dah Sing Financial Holdings (Banks)	2,614,602
903,000	Dickson Concepts International Ltd. (Specialty Retail)	804,699
5,656,000	Giordano International Ltd. (Specialty Retail)	3,172,842
1,520,000	Hang Lung Development Co. Ltd. (Real Estate)	1,413,002
1,254,000	Legend Holding Ltd. (Electronic Components)	1,334,556
542,000	Li & Fung Ltd. (Wholesale)	2,362,867

		11,702,568

Ireland – 3.0%
1,215,800	Independent News & Media PLC (Publishing)	4,145,983
1,036,092	Kingspan Group PLC (Construction)	2,759,373
167,900	SmartForce PLC ADR* (Information Services)	8,730,800

		15,636,156

Italy – 5.5%
258,902	Banca Popolare Commercio e Industria Ordinary Shares (Banks)	6,042,502
922,203	Banca Popolare di Milano BPM (Banks)	6,467,619
503,318	Brembo SpA (Auto)	4,736,299
375,191	Gruppo Coin SpA* (Department Store)	4,329,986
1,242,041	Saipem SpA (Energy Resources)	7,189,096

		28,765,502

Japan – 31.8%
67,000	ABLE, Inc. (Real Estate)	1,130,802
102,700	Aderans Co. Ltd. (Specialty Retail)	4,073,334
205,000	Alpine Electronics Inc. (Electronics Equipment)	3,171,589
150,000	Amatsuji Steel Ball Manufacturing Co. Ltd. (Industrial Parts)	1,378,340
44,000	ARRK Corp. (Manufacturing)	2,227,848
6,800	Bellsystem24, Inc. (Business Services)	3,270,886

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
43,000	Citizen Electronic (Electrical Equipment)	$ 4,475,387
73,000	Culture Convenience Club Co. Ltd.* (Specialty Retail)	1,218,378
257,000	Daiwa Electronics (Consumer Durables)	869,920
85,000	Eneserve Corp. (Energy Resources)	3,984,998
52,500	Enplas Corp. (Electrical Equipment)	3,312,940
336,000	Foster Electric Co. Ltd. (Electrical Equipment)	2,457,384
45,000	Fuji Electronics Co. Ltd. (Wholesale)	898,734
33,700	Fuji Seal (Heavy Machinery)	1,722,128
74,800	Fujimi, Inc. (Diversified Industrial Manufacturing)	3,373,540
328,000	Fujitec Co. Ltd. (Construction)	3,013,971
204,000	Fukuda Denshi Co. Ltd. (Health)	4,016,878
18,000	Funai Electric Co. Ltd. (Electrical Equipment)	2,236,287
15,000	Funai Electric Co. Ltd. New Shares* (Electrical Equipment)	1,863,573
204,700	Hakuto Co. (Electrical Equipment)	6,353,090
435,000	Hitachi Powdered Metals (Mining)	4,731,364
55	Intelligence Ltd. (Business Services)	1,180,966
231,500	Iuchi Seieido Co. (Electrical Equipment)	3,603,282
119,900	Japan Business Computer Co. Ltd. (Computer Software)	3,822,410
171,100	Japan CBM Corp. (Electrical Equipment)	2,406,470
435,000	Kato Sangyo Co. Ltd. (Food & Beverage)	2,651,196
294,000	Kawasumi Labs, Inc. (Chemicals)	2,759,438
111,100	Koekisha Co. Ltd. (Medical Providers)	4,791,936
196,900	Komeri Co. Ltd. (Home Products)	5,815,612
85,300	Kuroda Electric Co. Ltd. (Electronics Equipment)	2,879,325
288	Kyoto Kimono Yuzen Co. Ltd. (Specialty Retail)	1,755,274
81,000	Medical Support Co. (Food & Beverage)	1,594,937
121,100	Meitec Corp. (Business Services)	5,597,966
40,800	Milbon Co. Ltd. (Consumer Non- Durables)	2,677,919
209,500	Ministop Co. Ltd. (Specialty Retail)	4,655,556
117,000	Mirai Industry Co. Ltd. (Multi- Industry)	1,481,013
96,000	Mitta Co. Ltd* (Specialty Retail)	1,989,311
211,000	MKC-STAT Corp. (Business Services)	5,203,282
76,600	Nagaileben Co. Ltd. (Apparel)	1,537,028
266,000	Nippon Kanzai Co. (Business Services)	4,240,038
284,000	Ogura Clutch Co. Ltd. (Auto)	2,290,108
30,000	Otsuka Shokai Co. Ltd. (Computer Software)	2,030,942
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
39,000	OZEKI Co. Ltd. (Grocery)	$ 2,066,104
92,000	PA Co. Ltd.* (Business Services)	1,096,409
23,200	People Co. Ltd. (Health)	1,651,083
28	Rakuten Inc. (Specialty Retail)	774,496
47,400	Relocation Services Corp. (Real Estate)	3,466,667
80,900	Rock Field Co. Ltd. (Grocery)	4,172,058
199,900	Sato Corp. (Electronics Equipment)	5,023,273
100	Seikoh Giken Co. Ltd. (Electronics Equipment)	64,229
48,100	Sogo Medical Co. Ltd. (Business Services)	771,224
140,600	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	5,523,807
71,000	Suruga Co. Ltd. (Consumer Durables)	3,361,932
77,900	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	4,557,862
227,700	Trusco Nakayama (Wholesale)	3,219,612
306,000	Uchida Yoko Co. Ltd. (Wholesale)	1,721,519
2,226	Yoshinoya D&C Co. Ltd. (Restaurants)	3,694,346

		165,910,001

Luxembourg – 1.7%
48,347	Thiel Logistik AG* (Computer Software)	9,004,628

Netherlands – 2.1%
62,505	Beter Bed holding NV (Specialty Retail)	1,459,356
242,523	IFCO Systems NV* (Packaging)	5,081,076
98,831	Samas Groep NV (Business Services)	1,337,993
111,689	Versatel Telecom International NV* (Telecommunications)	3,182,777

		11,061,202

Norway – 1.2%
48,551	EDB Business Partner ASA (Business Services)	566,498
186,204	Tomra Systems ASA (Machinery)	5,534,099

		6,100,597

Portugal – 0.4%
469,578	ParaRede, SGPS* (Information Services)	2,251,087

Singapore – 3.1%
392,440	Datacraft Asia Ltd. (Telecommunications)	3,296,496
738,000	DBS Land Ltd. (Real Estate)	1,192,052
1,506,000	First Capital Corp. Ltd. (Real Estate)	1,461,286
390,000	Overseas Union Bank Ltd. (Banks)	1,971,414
305,000	Sembcorp Logistics Ltd. (Transportation)	1,913,892
1,375,000	SIA Engineering Co.* (Airlines)	1,398,089

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
84,000	Singapore Press Holdings Ltd. (Publishing)	$ 1,351,926
297,000	Venture Manufacturing Ltd. (Electrical Equipment)	3,796,409

		16,381,564

Spain – 3.7%
67,895	Aldeasa SA (Specialty Retail)	1,310,955
453,363	Centros Comerciales Pryca SA (Grocery)	6,016,973
153,201	Promotora de Informaciones SA* (Media)	3,665,314
338,790	Sociedad General de Aguas de Barcelona SA (Multi-Industry)	4,240,728
108,413	Sogecable SA* (Broadcasting)	3,897,868

		19,131,838

Sweden – 2.5%
348,642	Europolitan Holdings AB (Telecommunications)	3,711,786
220,207	HiQ International AB (Business Services)	2,496,043
10,158	Proffice AB Series B (Business Services)	362,640
251,803	Sifo Group AB Series B (Business Services)	3,387,676
906,656	Swedish Match AB (Tobacco)	2,929,406

		12,887,551

Switzerland – 3.6%
4,017	Belimo Holding AG (Construction)	1,729,478
20,382	Komax Group* (Machinery)	1,813,553
2,890	Kudelski SA* (Electrical Equipment)	3,865,499
5,145	Lindt & Spruengli AG (Food & Beverage)	2,495,709
14,820	Logitech International SA* (Computer Hardware)	5,010,896
5,662	Societe Generale wD’Affichage (Media)	2,600,230
2,003	Think Tools AG* (Computer Software)	1,067,040

		18,582,405

United Kingdom – 9.3%
1,098,056	Cannons Group PLC (Leisure)	2,309,141
1,909,244	Countrywide Assured Group PLC (Real Estate)	2,798,211
479,769	Future Network PLC* (Media)	5,172,715
322,265	Guardian IT PLC (Business Services)	7,665,071
343,889	ITNET PLC (Business Services)	4,588,666
1,113,216	London Merchant Securities PLC (Real Estate)	3,255,008
714,949	Matalan PLC (Real Estate)	6,385,585
1,070,367	N Brown Group PLC (Specialty Retail)	4,224,732
Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
30,300	NDS Group PLC ADR* (Internet Software)	$ 2,370,975
506,769	Sero Group (Business Services)	4,081,320
719,467	The Berkeley Group PLC (Construction)	5,877,828

		48,729,252

United States – 0.4%
55,000	MIH Ltd.* (Media)	2,055,625

TOTAL COMMON STOCKS
(Cost $435,446,947)		$ 469,221,293

Preferred Stocks – 1.9%

Germany – 1.9%
1,643	Porsche AG (Auto)	$ 5,659,266
91,260	Rhoen-Klinikum AG Non-Voting (Health)	4,001,384

		9,660,650

TOTAL PREFERRED STOCKS
(Cost $7,890,480)		$ 9,660,650

Units	Description	Value

Rights – 0.1%

Switzerland – 0.1%
578	Kudelski SA Rights exp. 09/09/00* (Electrical Equipment)	$ 572,359

TOTAL RIGHTS
(Cost $0)		$ 572,359

Warrants – 0.0%

France – 0.0%
3,600	IPSOS exp. 06/21/03* (Media)	$ 51,135
1,054	Jet Multimedia exp. 12/31/01* (Information Services)	53,334

		104,469

TOTAL WARRANTS
(Cost $0)		$ 104,469

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 6.1%

State Street Bank & Trust Euro – Time Deposit
$31,658,000	6.56%	09/01/2000	$ 31,658,000

TOTAL SHORT-TERM OBLIGATION
(Cost $31,658,000)			$ 31,658,000

TOTAL INVESTMENTS
(Cost $474,995,427)			$511,216,771

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Airlines	0.3%
Apparel	0.3
Auto	2.7
Banks	3.3
Broadcasting	0.7
Business Services	12.5
Chemicals	1.4
Computer Hardware	1.0
Computer Software	3.7
Construction	2.6
Consumer Durables	0.8
Consumer Non-Durables	0.5
Department Store	0.8
Diversified Industrial Manufacturing	0.8
Electrical Equipment	8.2
Electronic Components	0.3
Electronics Equipment	2.1
Energy Resources	4.6
Entertainment	0.9
Food & Beverage	2.0
Grocery	3.2
Health	2.3
Heavy Machinery	0.3
Home Products	1.1
Industrial Equipment	0.6
Industrial Parts	0.3
Information Services	2.1
Insurance	1.2
Internet Software	0.5
Leisure	0.4
Machinery	1.4
Manufacturing	0.4
Media	3.3
Medical Providers	0.9
Mining	0.9
Multi-Industry	1.7
Packaging	1.0
Publishing	1.8
Real Estate	6.9
Restaurants	0.7
Specialty Retail	4.9
Telecommunications	3.3
Tobacco	0.6
Transportation	1.0
Wholesale	1.6

TOTAL COMMON AND PREFERRED STOCK	91.9%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $474,995,427)	$511,216,771
Cash, at value	249,855
Receivables:
Fund shares sold	9,055,359
Variation margin (a)	2,212,513
Investment securities sold, at value	1,032,274
Reimbursement from investment adviser	308,889
Dividends and interest, at value	284,897
Deferred organization expenses, net	9,110
Other assets, at value	109,272

Total assets	524,478,940

Liabilities:

Payables:
Investment securities purchased, at value	2,336,896
Amounts owed to affiliates	675,138
Accrued expenses and other liabilities, at value	193,012

Total liabilities	3,205,046

Net Assets:

Paid-in capital	455,064,418
Accumulated net realized gain from investment, futures and foreign currency related transactions	29,485,884
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	36,723,592

NET ASSETS	$521,273,894

Net asset value, offering and redemption price per share: (b)
Class A	$16.12
Class B	$15.98
Class C	$15.97
Institutional	$16.37
Service	$16.16

Shares outstanding:
Class A	20,331,035
Class B	176,944
Class C	229,926
Institutional	11,429,500
Service	156

Total shares of beneficial interest outstanding, $.001 par value (unlimited number of shares authorized)	32,167,561

(a)	Includes approximately $1,013,000 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $17.06. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Dividends (a)	$ 2,382,282
Interest	1,300,982

Total income	3,683,264

Expenses:

Management fees	3,541,196
Distribution and Service fees (b)	922,587
Custodian fees	685,097
Transfer Agent fees (c)	388,659
Registration fees	135,615
Professional fees	45,155
Trustee fees	8,900
Amortization of deferred organization expenses	2,284
Other	112,627

Total expenses	5,842,120

Less — expense reductions	(505,703)

Net expenses	5,336,417

NET INVESTMENT LOSS	(1,653,153)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	34,584,583
Futures transactions	(245,020)
Foreign currency related transactions	337,440
Net change in unrealized gain (loss) on:
Investments	16,371,022
Futures	477,017
Translation of assets and liabilities denominated in foreign currencies	1,124

Net realized and unrealized gain on investment, futures and foreign currency related transactions	51,526,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,873,013

(a)	Foreign taxes withheld on dividends were $357,765.
(b)	Class A, Class B and Class C had Distribution and Service fees of $881,543, $17,389 and $23,655, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $334,985, $3,304, $4,495, $45,874 and $1, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment loss	$ (1,653,153)	$ (173,328)	$ (147,894)
Net realized gain from investment, futures and foreign currency related transactions	34,677,003	3,660,821	232,160
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	16,849,163	17,316,915	2,557,514

Net increase in net assets resulting from operations	49,873,013	20,804,408	2,641,780

Distributions to shareholders:

In excess of net investment income
Class A Shares	—	—	—
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	(3,921)	(21,659)
Service Shares	—	—	—
From net realized gains
Class A Shares	(3,818,699)	—	—
Class B Shares	(23,470)	—	—
Class C Shares	(31,640)	—	—
Institutional Shares	(3,219,751)	—	—
Service Shares	(79)	—	—

Total distributions to shareholders	(7,093,639)	(3,921)	(21,659)

From share transactions:

Proceeds from sales of shares	421,373,628	58,890,454	81,743,079
Reinvestment of dividends and distributions	4,607,275	2,349	8,522
Cost of shares repurchased	(83,439,939)	(14,124,187)	(13,987,269)

Net increase in net assets resulting from share transactions	342,540,964	44,768,616	67,764,332

TOTAL INCREASE	385,320,338	65,569,103	70,384,453

Net assets:

Beginning of period	135,953,556	70,384,453	—

End of period	$521,273,894	$135,953,556	$70,384,453

Accumulated net investment loss	$ —	$ —	$ (106,697)

(a)	Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
August 31, 2000
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of the Fund based upon the relative proportion of net assets.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $476,252,872. Accordingly, the gross unrealized gain on investments was $63,977,182 and the gross unrealized loss on investments was $29,013,283 resulting in a net unrealized gain of $34,963,899.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $501,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, Custody fees were reduced by approximately $5,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,168,000 for the year ended August 31, 2000.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $487,000, $133,000 and $55,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

        Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $513,837,934 and $202,918,134, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $3,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2000, the Fund had no open forward foreign exchange contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000 the following futures contracts were open as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain

FTSE 100	199	Sep-00	$19,312,875	$504,809

				$504,809

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 2000
5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

7. CERTAIN RECLASSIFICATIONS

In accordance with statement of position 93-2, the Fund has reclassified $1,650,869 and $2,284 from accumulated net investment gain and paid-in capital, respectively to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the:
	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999 (a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,003,047	$297,708,611	2,607,810	$32,403,673	3,789,828	$39,461,070
Reinvestment of dividends and distributions	157,580	2,229,751	—	—	—	—
Shares repurchased	(4,075,523)	(64,277,773)	(470,755)	(5,480,465)	(680,952)	(6,496,553)

	15,085,104	235,660,589	2,137,055	26,923,208	3,108,876	32,964,517

Class B Shares
Shares sold	204,200	3,281,798	6,837	79,235	24,738	250,752
Reinvestment of dividends and distributions	1,259	17,723	—	—	—	—
Shares repurchased	(51,476)	(813,483)	(3,975)	(41,451)	(4,639)	(43,306)

	153,983	2,486,038	2,862	37,784	20,099	207,446

Class C Shares
Shares sold	654,778	10,258,693	21,336	268,279	19,740	196,453
Reinvestment of dividends and distributions	2,170	30,550	—	—	—	—
Shares repurchased	(458,758)	(7,319,550)	(6,059)	(68,915)	(3,281)	(32,610)

	198,190	2,969,693	15,277	199,364	16,459	163,843

Institutional Shares
Shares sold	7,042,187	110,124,526	2,231,140	26,139,267	4,172,165	41,833,210
Reinvestment of dividends and distributions	162,879	2,329,172	183	2,349	851	8,522
Shares repurchased	(703,368)	(11,028,965)	(773,017)	(8,533,356)	(703,520)	(7,414,800)

	6,501,698	101,424,733	1,458,306	17,608,260	3,469,496	34,426,932

Service Shares
Shares sold	—	—	—	—	161	1,594
Reinvestment of dividends and distributions	6	79	—	—	—	—
Shares repurchased	(11)	(168)	—	—	—	—

	(5)	(89)	—	—	161	1,594

NET INCREASE	21,938,970	$342,540,964	3,613,500	$44,768,616	6,615,091	$67,764,332

(a)	The Fund commenced operations on May 1, 1998 for all share classes.

Goldman Sachs International Small Cap Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the International Small Cap Equity Fund from sources within foreign countries and possessions of the United States was $0.0403 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0060 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain	Total income from investment operations	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$13.24	$(0.12	) (c)	$3.52	$3.40	$ —	$(0.52)	$(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$16.12	26.26%	$327,697	2.05%		(0.79)%		2.22%		(0.96)%		73.43%
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73.43
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73.43
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73.43
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73.43

13.24	24.67	69,458	2.05	(b)	(0.68	) (b)	2.42	(b)	(1.05	) (b)	58.81
13.19	24.32	303	2.55	(b)	(1.16	) (b)	2.92	(b)	(1.53	) (b)	58.81
13.19	24.32	419	2.55	(b)	(1.21	) (b)	2.92	(b)	(1.58	) (b)	58.81
13.35	25.24	65,772	1.40	(b)	(0.05	) (b)	1.77	(b)	(0.42	) (b)	58.81
13.24	24.79	2	1.90	(b)	(0.35	) (b)	2.27	(b)	(0.72	) (b)	58.81

10.62	6.20	33,002	2.02	(b)	(1.03	) (b)	3.60	(b)	(2.61	) (b)	96.11
10.61	6.10	213	2.51	(b)	(1.30	) (b)	4.09	(b)	(2.88	) (b)	96.11
10.61	6.10	175	2.51	(b)	(1.45	) (b)	4.09	(b)	(3.03	) (b)	96.11
10.66	6.67	36,992	1.40	(b)	(0.19	) (b)	2.98	(b)	(1.77	) (b)	96.11
10.61	6.10	2	1.90	(b)	(0.26	) (b)	3.48	(b)	(1.84	) (b)	96.11

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of Goldman Sachs Trust — International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs International Small Cap Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 88.3%

Brazil – 5.3%
143,006	Companhia Cervejaria Brahma ADR (Food & Beverage)	$ 2,967,374
43,000	IdeiasNet* (Information Services)	200,407
207,000	Petroleo Brasileiro SA ADR* (Energy Resources)	6,585,187
79,100	Votorantim Celulose e Papel SA ADR (Paper)	1,591,888

		11,344,856

Chile – 4.0%
6,000	Banco Santander Chile Series A ADR (Financial Services)	90,750
40,500	Banco Santiago ADR (Banks)	794,813
27,200	BBV Banco BHIF ADR (Financial Services)	397,800
121,800	Cia de Telecomunicaciones de Chile SA ADR (Telecommunications)	2,146,725
20,400	Compania Cervecerias Unidas SA ADR (Food & Beverage)	471,750
96,600	Distribucion y Servicio D&S SA ADR (Merchandising)	1,666,350
108,100	Embotelladora Andina SA Series B ADR (Food & Beverage)	1,114,781
62,346	Empresa Nacional de Electricidad SA Endesa ADR (Electrical Utilities)	666,323
70,204	Enersis SA ADR (Electrical Utilities)	1,211,019

		8,560,311

China – 4.7%
735,000	China Mobile Ltd.* (Telecommunications)	5,654,571
2,112,000	Huaneng Power International, Inc. Class H (Utilities)	880,113
5,699,000	Jiangxi Copper Co. Ltd. Class H* (Nonferrous Metals)	730,734
8,339,000	PetroChina Co. Ltd. Class H*† (Energy Resources)	1,988,786
2,846,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	821,067

		10,075,271

Colombia – 0.6%
32,600	Banco Ganadero SA Class B ADR (Banks)	118,175
353,400	Bavaria SA (Food & Beverage)	1,164,967

		1,283,142

Czech Republic – 0.6%
3,300	Ceske Radiokomunikace GDR* (Telecommunications)	146,685
182,600	CEZ* (Electrical Utilities)	496,871
49,215	SPT Telecom AS* (Telecommunications)	742,615

		1,386,171

Shares	Description	Value

Common Stocks – (continued)

Greece – 1.4%
5,652	Alpha Bank SA (Banks)	$ 172,399
5,561	Attica Enterprises Holding SA (Ship Transportation)	38,531
4,120	Commercial Bank of Greece (Banks)	166,782
3,320	EFG Eurobank Ergasias (Banks)	75,077
6,720	Ergo Bank SA (Banks)	109,556
49,015	Hellenic Telecommunications Organization SA (OTE) (Telecommunications)	911,218
26,966	Intracom (Electrical Equipment)	836,705
20,597	National Bank of Greece (Banks)	695,954
2,910	Titan Cement Co. (Mining)	101,004

		3,107,226

Hong Kong – 1.2%
2,814,000	China Resources Beijing Land Ltd. (Energy Resources)	602,562
238,400	China Unicom Ltd.* (Telecommunications)	553,281
194,000	Citic Pacific Ltd. (Multi-Industry)	925,350
2,478,000	Denway Motors Ltd.* (Auto)	406,698

		2,487,891

Hungary – 0.8%
6,600	Graphisoft NV* (Computer Software)	96,676
36,072	Magyar Travkozlesi Rt ADR (Telecommunications)	1,019,034
8,680	Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy Resources)	117,614
4,845	OTP Bank Rt. GDR (Financial Services)	257,996
9,300	Pannonplast Rt. (Multi-Industry)	156,741

		1,648,061

India – 6.6%
15,070	Cadbury India Ltd. (Food & Beverage)	197,534
32,149	Dr. Reddy’s Laboratories Ltd. (Medical Products)	930,289
21,711	Hindalco Industries Ltd. (Nonferrous Metals)	380,802
430,300	Hindustan Lever Ltd. (Consumer Cyclicals)	2,240,979
96,770	Housing Development Finance Corp. Ltd. (Banks)	1,113,262
3,000	Infosys Technologies Ltd. (Computer Software)	527,890
7,940	Infosys Technologies Ltd. (Computer Software)	1,397,149
95,326	ITC Ltd. (Tobacco)	1,618,804
42,000	Nestle India Ltd. (Food & Beverage)	418,808
52,440	Ranbaxy Laboratories Ltd. (Medical Products)	789,949

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
171,271	Reliance Industries Ltd. (Energy Resources)	$ 1,264,762
59,150	Satyam Computer Services Ltd. (Business Services)	742,523
100,000	State Bank of India (Banks)	431,721
10,000	State Bank of India GDR (Banks)	99,000
44,870	Videsh Sanchar Nigam Ltd. (Telecommunications)	794,886
21,000	VisualSoft Technologies Ltd. (Computer Software)	834,017
28,000	Zee Telefilms Ltd. (Entertainment)	313,498

		14,095,873

Indonesia – 1.6%
1,030,000	PT Astra International Tbk* (Auto)	325,198
2,978,600	PT Bank Pan Indonesia Tbk- Alien Market* (Banks)	103,697
297,000	PT Gudang Garam Tbk (Tobacco)	444,965
244,300	PT Hanjaya Mandala Sampoerna Tbk (Multi-Industry)	362,198
1,359,500	PT Indah Kiat Pulp & Paper Corp.* (Paper)	237,464
273,000	PT Indofood Sukses* (Food & Beverage)	122,244
161,000	PT Indosat (Persero) Tbk (Telecommunications)	143,992
2,480,000	PT Matahari Putra Prima Tbk (Specialty Retail)	190,540
402,000	PT Ramayana Lestari Sentosa Tbk (Specialty Retail)	248,535
3,120,200	PT Telekomunikasi Indonesia Series B (Telecommunications)	1,082,518
554,000	PT Tempo Scan Pacific Tbk (Health)	223,462

		3,484,813

Israel – 5.7%
352,830	Bank Hapoalim (Banks)	1,123,439
232,907	Bank Leumi (Banks)	536,497
138,952	Bezeq Israel Telecomm (Telecommunications)	862,055
33,100	Check Point Software Technologies Ltd.* (Computer Software)	4,826,394
13,900	ECI Telecom Ltd. (Electrical Equipment)	436,113
22,284	First International Bank of Israel Ltd. (Financial Services)	163,582
4,100	Gilat Satellite Networks Ltd.* (Electrical Equipment)	329,025
281,642	ICL Israel Chemical (Chemicals)	352,403
12,106	IDB Holding Corp. Ltd. (Multi-Industry)	510,741
Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
17,513	Koors Industries Ltd. ADR (Multi-Industry)	$ 369,962
7,900	Matav-Cable Systems Media Ltd. (Broadcasting)	171,756
7,100	Orbotech Ltd.* (Computer Software)	687,369
37,518	Super Sol (Merchandising)	140,739
28,920	Teva Pharmaceutical Industries Ltd. ADR (Medical Products)	1,753,275

		12,263,350

Malaysia – 2.3%
358,000	Arab-Malaysian Finance Berhad- Alien Market (Banks)	373,074
81,000	British American Tobacco (Malaysia) Berhad (Tobacco)	756,710
158,000	Malayan Banking Berhad (Banks)	607,053
363,000	Malayan Cement Berhad (Mining)	126,095
33,000	Malaysian Pacific Industries Berhad (Electrical Equipment)	286,579
297,000	Public Bank Berhad (Banks)	254,795
87,000	Resorts World Berhad (Leisure)	179,724
269,000	RHB Capital Berhad (Banks)	291,653
234,000	Sime Darby Berhad (Electrical Equipment)	259,863
117,000	Star Publications (Malaysia) Berhad (Publishing)	431,053
65,000	Tanjong PLC (Leisure)	141,118
91,000	Telekom Malaysia Berhad (Telecommunications)	258,631
143,000	Tenaga Nasional Berhad (Electrical Utilities)	477,921
88,000	Unisem (M) Berhad (Electrical Equipment)	458,526

		4,902,795

Mexico – 11.8%
146,400	Apasco SA de CV (Construction)	905,354
101,061	Cemex SA de CV ADR (Mining)	2,368,617
434,700	Grupo Carso SA Series A* (Multi-Industry)	1,544,907
4,307,600	Grupo Financiero BBVA Bancomer, SA de CV* (Banks)	2,584,279
1,026,200	Grupo Modelo SA Series C (Tobacco)	2,559,645
21,100	Grupo Televisa SA ADR* (Broadcasting)	1,366,225
186,440	Organizacion Soriana SA de CV Series B (Merchandising)	804,442
49,700	Panamerican Beverages, Inc. (Food & Beverage)	922,556
173,339	Telefonos de Mexico SA ADR (Telecommunications)	9,436,142
130,000	Wal-Mart de Mexico SA de CV Series V* (Specialty Retail)	324,964

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
1,018,600	Wal-Mart de Mexico SA de CV Series C* (Specialty Retail)	$ 2,391,236

		25,208,367

Pakistan – 0.3%
79,000	Fauji Fertilizer Co. Ltd. (Chemicals)	59,277
352,000	Hub Power Co. Ltd.* (Electrical Utilities)	111,582
44,400	Pakistan State Oil Co. Ltd. (Energy Resources)	143,105
610,000	Pakistan Telecommunications Co. Ltd. (Telecommunications)	286,139

		600,103

Peru – 0.5%
18,200	Compania de Minas Buenaventura SA Series B ADR (Mining)	300,300
85,500	Credicorp Ltd. (Financial Services)	716,062

		1,016,362

Philippines – 0.8%
396,900	ABS-CBN Broadcasting Corp. PDR (Broadcasting)	422,375
1,271,900	Ayala Corp. (Multi-Industry)	203,030
964,800	Benpres Holdings Corp.* (Multi-Industry)	85,560
112,600	Manila Electric Co. Class B (Electrical Utilities)	163,514
16,750	Philippine Long Distance Telephone Co. (Telecommunications)	284,087
7,350	Philippine Long Distance Telephone Co. ADR (Telecommunications)	124,031
106,240	San Miguel Corp. “B” Class B (Tobacco)	124,836
1,858,400	SM Prime (Construction)	218,369

		1,625,802

Poland – 0.5%
2,000	BRE Bank SA (Financial Services)	64,332
5,330	Elektrim Spolka Akcyjna SA (Multi-Industry)	60,310
24,500	KGHM Polska Miedz SA (Nonferrous Metals)	176,617
4,800	Netia Holdings SA ADR* (Telecommunications)	105,600
7,780	Polski Koncern Naftowy Orlen SA GDR† (Energy Resources)	71,965
17,600	Polski Koncern Naftowy SA GDR (Energy Resources)	162,800
Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
2,900	Prokom Software SA (Computer Software)	$ 143,561
35,100	Telekomunikacja Polska SA (Telecommunications)	208,190

		993,375

Russia – 2.9%
33,500	AO Tatneft ADR (Energy Resources)	441,781
3,730	Gedeon Richter Ltd. Class S GDR (Medical Products)	207,948
2,873	LUKoil Holding ADR (Energy Resources)	185,309
14,800	Mobile Telesystems ADR* (Telecommunications)	431,050
38,182	Norilsk Nickel (Mining)	381,820
111,097	RAO Unified Energy Systems GDR (Electrical Utilities)	1,926,977
132,002	Surgutneftegaz ADR* (Energy Resources)	2,574,039

		6,148,924

South Africa – 7.0%
103,300	ABSA Group Ltd. (Financial Services)	426,608
28,800	Anglo American Platinum Corp. (Nonferrous Metals)	1,125,784
18,429	Angloglold (Mining)	718,799
34,400	Barlow Ltd. (Conglomerates)	224,690
49,248	Bidvest Group Ltd. (Multi- Industry)	356,629
513,400	BOE Ltd. (Financial Services)	321,717
86,000	Comparex Holdings Ltd. (Business Services)	133,186
13,300	Coronation Holdings Ltd. (Financial Services)	213,602
76,753	De Beers Centenary (Agriculture)	2,135,177
828,598	FirstRand Ltd. (Financial Services)	908,954
107,598	Gold Fields Ltd. (Mining)	396,528
8,700	Impala Platinum Holdings Ltd. (Nonferrous Metals)	411,690
28,100	Imperial Holdings Ltd. (Conglomerates)	269,971
13,120	Investec Group Ltd. (Banks)	470,339
40,319	Liberty Group Ltd. (Insurance)	375,803
193,800	M-Cell Ltd. (Telecommunications)	836,483
21,308	Mobile Industries Ltd. Class N (Financial Services)	1,008
10,528	Mobile Industries Ltd. (Financial Services)	498
88,600	Nampak Ltd. (Consumer Durables)	170,881
40,971	Nedcor Ltd. (Banks)	928,262

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
13,676	Omni Media Corp. Ltd. (Publishing)	$ 276,513
70,902	Rembrandt Group (Tobacco)	701,527
35,346	RMB Holdings Ltd. (Financial Services)	55,753
441,400	Sanlam Ltd. (Information Services)	531,678
79,300	Sappi Ltd. (Pulp and Paper)	693,649
162,125	Sasol (Chemicals)	1,325,139
116,679	South African Brewery (Alcohol)	854,969
25,628	Tiger Oats (Food & Beverage)	204,327

		15,070,164

South Korea – 11.4%
13,140	Cheil Jedang Corp. (Food & Beverage)	551,080
59,263	Housing & Commercial Bank (Banks)	1,266,772
134,940	Hyundai Electronics Industries Co.* (Electrical Equipment)	2,470,604
68,125	Hyundai Motor Co. Ltd. (Auto)	1,032,244
60,400	Korea Electric Power Corp. ADR (Electrical Utilities)	1,019,250
79,570	Korea Electric Power Corp. (Electrical Utilities)	2,339,555
3,980	Korea Telecom Corp. (Telecommunications)	272,453
16,570	LG Chemical Ltd. (Chemicals)	279,467
10,148	Pohang Iron & Steel Co. Ltd. (Steel)	761,775
17,110	Samsung Electro-Mechanics Co.* (Computer Hardware)	726,837
36,216	Samsung Electronics (Semiconductors)	8,933,552
289	Samsung Fire & Marine Insurance (Insurance)	7,715
93,590	Shinhan Bank (Banks)	1,021,365
14,940	SK Telecom Co. Ltd. (Telecommunications)	3,287,811
14,101	SK Telecom Co. Ltd. ADR (Telecommunications)	361,338
1,504	Trigem Computer, Inc.* (Computer Hardware)	26,384

		24,358,202

Taiwan – 11.4%
36,400	Acer Peripherals, Inc. (Computer Hardware)	84,433
208,152	Ambit Microsystems Corp. (Electrical Equipment)	1,522,245
95,360	Asustek Computer, Inc. (Appliance)	586,783
947,735	Bank Sinopac (Financial Services)	540,429
587,288	Cathay Life Insurance Co. (Insurance)	1,352,806
Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
236,600	China Development Industrial Bank (Multi-Industry)	$ 244,680
307,400	Chinatrust Commercial Bank (Banks)	242,632
458,900	Compal Electronics, Inc. (Electronic Components)	879,657
203,200	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	1,171,804
131,250	Delta Electronics, Inc. (Electrical Equipment)	503,181
394,697	Formosa Chemicals & Fibre Corp. (Chemicals)	443,780
242,392	Hon Hai Precision (Electrical Equipment)	1,850,738
399,267	Nan Ya Plastic Corp. (Chemicals)	662,444
218,416	President Chain Store Corp. (Merchandising)	647,367
18,700	Procomp Informatics Co. Ltd. (Semiconductors)	103,019
41,000	Siliconware Precision Industries Co. ADR (Multi-Industry)	297,250
1,250,957	Taiwan Semiconductor (Semiconductors)	5,420,545
1,588,000	United Microelectronics Corp. Ltd. (Semiconductors)	4,220,683
147,000	Via Technologies, Inc. (Electrical Equipment)	1,960,631
410,000	Winbond Electronics Corp. (Electrical Equipment)	1,017,075
107,900	Zinwell Corp. (Electronic Components)	528,376

		24,280,558

Thailand – 2.2%
82,000	Advanced Info Service Public- Alien Market* (Telecommunications)	991,143
289,850	Bangkok Bank Public-Alien Market* (Banks)	299,637
86,800	BEC World PLC-Alien Market (Entertainment)	475,733
73,200	Delta Electronics (Thailand) Public Co. Ltd.-Alien Market (Electrical Equipment)	537,313
382,700	Land & House Public Co. Ltd.- Alien Market* (Real Estate)	128,753
139,600	Loxley Public Co. Ltd.-Alien Market FDR* (Telecommunications)	119,550
88,700	PTT Exploration & Production Public-Alien Market (Energy Resources)	529,552
165,400	Shin Corp. Public Co. Ltd.-Alien Market* (Computer Hardware)	756,785
16,800	Siam Cement Public-Alien Market* (Construction)	215,395

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
133,100	Siam Commercial Bank Public Co. Ltd.-Alien Market* (Banks)	$ 61,062
288,800	TelecomAsia Corp. Public-Alien Market* (Telecommunications)	233,188
516,500	Thai Farmers Bank Public Co. Ltd.-Alien Market* (Banks)	315,941

		4,664,052

Turkey – 3.0%
8,946,000	Akcansa Cimento AS (Construction)	114,727
9,250,741	Anadolu Efes Biracilik ve Malt Sanayii AS* (Food & Beverage)	494,314
11,045,400	Arcelik AS (Consumer Durables)	349,912
2,847,400	Aygaz AS (Electrical Utilities)	123,894
5,088,500	Dogan Sirketler Grubu Holding AS (Publishing)	118,473
13,304,357	Eregli Demir ve Celik Fabrikalari TAS Erdemir (Steel)	441,786
4,876,400	Ford Otomotiv Sanayi AS (Motor Vehicle)	279,183
1,056,390	Migros (Merchandising)	143,540
11,866,000	Tofas Turk Otomobil Fabrikasi AS (Motor Vehicle)	163,044
8,017,600	Tupras-Turkiye Petrol Rafinerileri AS (Energy Resources)	361,098
25,000	Turkcell Iletisim Hizmetleri AS ADR * (Telecommunications)	335,937
39,969,740	Turkiye Garanti Bankasi AS (Banks)	408,851
93,887,246	Turkiye Is Bankasi Isbank Class C (Banks)	1,899,246
706,300	Vestel Elektronik Sanayi ve Ticaret AS* (Appliance)	134,790
120,151,476	Yapi Kredi Bankesi (Banks)	1,008,906

		6,377,701

United Kingdom – 0.8%
177,006	Dimension Data Holdings PLC* (Computer Software)	1,725,971

United States – 0.4%
53,100	Ampal-American Israel Corp.* (Multi-Industry)	826,369

Venezuela – 0.5%
42,200	Compania Anonima Nacional Telefonos de Venezuela Class D ADR (Telecommunications)	1,039,175

TOTAL COMMON STOCKS
(Cost $176,322,803)		$ 188,574,885

Shares	Description	Value

Preferred Stocks – 10.0%

Brazil – 8.3%
286,426,530	Banco Bradesco SA (Banks)	$ 2,408,533
46,149	Brasil Telecom Participacoes SA ADR (Telecommunications)	3,250,620
2,000	Companhia Vale do Rio Doce ADR (Mining)	54,375
112,700	Companhia Vale do Rio Doce (Mining)	3,047,453
94,912	Embratel Participacoes SA ADR (Telecommunications)	2,076,200
1,000	Tele Centro Sul Participacoes SA (Telecommunications)	14
179,156	Tele Norte Leste Participacoes SA ADR (Telecommunications)	4,568,478
78,515,678	Telesp Celular Participacoes SA (Telecommunications)	1,160,798
101,100	Ultrapar Participacoes SA ADR (Multi-Industry)	1,118,419

		17,684,890

Russia – 1.7%
110,226	LUKoil Holding ADR (Energy Resources)	2,755,650
56,000	Surgutneftegaz ADR (Energy Resources)	910,000

		3,665,650

TOTAL PREFERRED STOCKS
(Cost $16,670,534)		$ 21,350,540

Units	Description	Value

Rights – 0.0%

Brazil – 0.0%
7,851,567	Telesp Celular Participacoes SA- Rights exp. 10/02/00* (Telecommunications)	$ 4,747

TOTAL RIGHTS
(Cost $0)		$ 4,747

Warrants – 0.0%

Indonesia – 0.0%
277,200	PT Bank Pan Indonesia Tbk-Alien Market exp. 07/08/2002* (Banks)	$ 1,897

Thailand – 0.0%
276,100	Siam Commercial Bank Public Co. Ltd.-Alien Market exp. 05/10/2002* (Banks)	23,644

TOTAL WARRANTS
(Cost $0)		$ 25,541

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Units	Description	Value

Structured Note – 0.1%

Switzerland – 0.1%
Korea Tobacco & Ginseng Equity Link Note*
7,850	exp 10/09/2000	$ 133,921

TOTAL STRUCTURED NOTE
(Cost $252,349)		$ 133,921

Principal Amount	Interest Rate	Maturity Date	Value

Convertible Bond – 0.0%

South Africa – 0.0%
Mobile Industries Ltd. E
ZAR 2,011	6.00%	12/31/2049	$ 303

TOTAL CONVERTIBLE BOND
(Cost $252)			$ 303

Short-Term Obligation – 0.8%

State Street Bank & Trust Euro-Time Deposit
$1,832,000	6.56%	09/01/2000	$ 1,832,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,832,000)			$ 1,832,000

TOTAL INVESTMENTS
(Cost $195,077,938)			$ 211,921,937

*	Non-income producing security

†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A Securities amounts to $2,060,751 as of August 31, 2000.

E	The principal amount of each security is stated in the currency in which the bond is denominated. See Below.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depository Receipt
GDR—Global Depository Receipt
PDR—Philippines Depository Receipt
ZAR—South African Rand

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Agriculture	1.0%
Alcohol	0.4
Appliance	0.3
Auto	0.8
Banks	9.3
Broadcasting	0.9
Business Services	0.4
Chemicals	1.5
Computer Hardware	0.8
Computer Software	4.8
Conglomerates	0.2
Constuction	0.7
Consumer Cyclicals	1.1
Consumer Durables	0.2
Electrical Equipment	6.4
Electrical Utilities	4.0
Electronic Components	0.7
Energy Resources	8.7
Entertainment	0.4
Financial Services	2.0
Food & Beverage	4.0
Health	0.1
Information Services	0.3
Insurance	0.8
Leisure	0.2
Medical Products	1.7
Merchandising	1.6
Mining	3.9
Motor Vehicle	0.2
Multi-Industry	3.3
Nonferrous Metals	1.3
Paper	0.9
Publishing	0.4
Pulp and Paper	0.3
Real Estate	0.1
Semiconductors	8.7
Ship Transportation	0.0
Specialty Retail	1.5
Steel	0.6
Telecommunications	20.5
Tobacco	2.9
Utilities	0.4

TOTAL COMMON AND PREFERRED STOCK	98.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $195,077,938)	$211,921,937
Cash, at value	1,081,659
Receivables:
Investment securities sold, at value	1,217,935
Fund shares sold	644,184
Dividends and interest, at value	452,998
Reimbursement from investment adviser	137,060
Deferred organization expenses, net	6,736
Other assets, at value	537

Total assets	215,463,046

Liabilities:

Payables:
Investment securities purchased, at value	1,291,680
Amounts owed to affiliates	262,707
Capital gains tax	171,814
Fund shares repurchased	47,234
Accrued expenses and other liabilities, at value	143,501

Total liabilities	1,916,936

Net Assets:

Paid-in capital	194,114,839
Accumulated net investment loss	(321,626)
Accumulated net realized gain from investment and foreign currency related transactions	3,084,511
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	16,668,386

NET ASSETS	$213,546,110

Net asset value, offering and redemption price per share: (a)
Class A	$10.83
Class B	$10.72
Class C	$10.75
Institutional	$11.02
Service	$10.63

Shares outstanding:
Class A	5,936,636
Class B	203,998
Class C	121,362
Institutional	13,232,591
Service	163

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	19,494,750

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.46. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 3,197,954
Interest	235,518

Total income	3,433,472

Expenses:

Management fees	2,576,018
Custodian fees	674,366
Distribution and Service fees (b)	414,516
Transfer Agent fees (c)	205,225
Professional fees	45,159
Registration fees	36,718
Trustee fees	8,900
Amortization of deferred organization expenses	2,950
Other	118,071

Total expenses	4,081,923

Less — expense reductions	(408,592)

Net expenses	3,673,331

NET INVESTMENT LOSS	(239,859)

Realized and unrealized gain (loss) on investments and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	36,103,747
Foreign currency related transactions	(1,755,322)
Net change in unrealized gain on:
Investments	(4,714,633)
Translation of assets and liabilities denominated in foreign currencies	(13,769)

Net realized and unrealized gain on investment and foreign currency related transactions	29,620,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,380,164

(a)	Foreign taxes withheld on dividends were $416,710.
(b)	Class A, Class B and Class C had Distribution and Service fees of $381,208, $18,920 and $14,388, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $144,857, $3,595, $2,734, $54,038 and $1, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income (loss)	$ (239,859)	$ 238,988	$ 1,649,430
Net realized gain (loss) on investment and foreign currency related transactions	34,348,425	12,150,716	(41,326,432)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(4,728,402)	31,170,452	(8,910,101)

Net increase (decrease) in net assets resulting from operations	29,380,164	43,560,156	(48,587,103)

Distributions to shareholders:

From net investment income
Class A Shares	—	—	(569,869)
Class B Shares	—	—	(4,352)
Class C Shares	—	—	(2,737)
Institutional Shares	—	—	(1,092,333)
Service Shares	—	—	(11)
In excess of net investment income
Class A Shares	—	—	(1,680,766)
Class B Shares	—	—	(12,834)
Class C Shares	—	—	(8,074)
Institutional Shares	—	—	(3,221,713)
Service Shares	—	—	(33)

Total distributions to shareholders	—	—	(6,592,722)

From share transactions:

Proceeds from sales of shares	106,627,300	32,173,466	220,344,538
Reinvestment of dividends and distributions	—	—	4,301,531
Cost of shares repurchased	(98,802,301)	(43,018,256)	(62,779,701)

Net increase (decrease) in net assets resulting from share transactions	7,824,999	(10,844,790)	161,866,368

TOTAL INCREASE	37,205,163	32,715,366	106,686,543

Net assets:

Beginning of period	176,340,947	143,625,581	36,939,038

End of period	$213,546,110	$176,340,947	$143,625,581

Accumulated undistributed net investment income (loss)	$ (321,626)	$ (45,928)	$ 26,133

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund’s policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $199,160,616. Accordingly, the gross unrealized gain on investments was $26,836,354 and the gross unrealized loss on investments was $14,075,033 resulting in a net unrealized gain of $12,761,321.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Derivative Financial Instruments — The Fund may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or increasing the return on the Fund’s investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

H.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.35% (0.15% prior to May 1, 2000) of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $387,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, Custody fees were reduced by approximately $22,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $149,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $217,000, $30,000 and $16,000 for Management, Distribution and Service and Transfer Agent fees, respectively.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000 were $269,545,752 and $257,071,810, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $63,000 of brokerage commissions from portfolio transactions.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2000 the Fund had no outstanding forward foreign currency exchange contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, the Fund had no open futures contracts.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000
6. OTHER MATTERS

As of August 31, 2000, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Aggressive Growth Strategy Portfolio were beneficial owners of approximately 9%, 8% and 5% of the outstanding shares of the Fund, respectively.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $1,813,367 from paid-in-capital to accumulated net realized gain from investment and foreign currency related transactions and $35,839 from accumulated net investment loss to accumulated net realized gain from investment and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organizations costs.

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,026,648	$54,984,525	2,397,786	$20,583,469	10,357,445	$ 89,405,582
Reinvestment of dividends and distributions	—	—	—	—	318,269	2,176,957
Shares repurchased	(6,183,012)	(67,304,757)	(2,788,776)	(23,870,559)	(5,015,931)	(38,121,169)

	(1,156,364)	(12,320,232)	(390,990)	(3,287,090)	5,659,783	53,461,370

Class B Shares
Shares sold	177,799	2,059,925	54,000	468,026	73,263	638,031
Reinvestment of dividends and distributions	—	—	—	—	1,969	13,468
Shares repurchased	(79,346)	(873,521)	(13,777)	(120,123)	(16,489)	(112,961)

	98,453	1,186,404	40,223	347,903	58,743	538,538

Class C Shares
Shares sold	83,030	978,614	92,068	838,996	44,699	387,030
Reinvestment of dividends and distributions	—	—	—	—	1,550	10,621
Shares repurchased	(80,149)	(857,557)	(12,341)	(114,463)	(15,015)	(115,705)

	2,881	121,057	79,727	724,533	31,234	281,946

Institutional Shares
Shares sold	4,246,307	48,602,783	1,216,533	10,282,975	13,487,704	129,913,895
Reinvestment of dividends and distributions	—	—	—	—	304,854	2,100,442
Shares repurchased	(2,606,818)	(29,764,998)	(2,338,484)	(18,913,111)	(3,049,355)	(24,429,866)

	1,639,489	18,837,785	(1,121,951)	(8,630,136)	10,743,203	107,584,471

Service Shares
Shares sold	163	1,453	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—	6	43
Share repurchased	(166)	(1,468)	—	—	—	—

	(3)	(15)	—	—	6	43

NET INCREASE (DECREASE)	584,456	$ 7,824,999	(1,392,991)	$(10,844,790)	16,492,969	$161,866,368

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$ 9.26	$(0.05	) (c)	$ 1.62	$ 1.57	$ —	$ —	$ —
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)	(0.07)	(0.21)	(0.28)

FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.83	16.95%	$64,279	2.11%		(0.49)%		2.30%		(0.68)%		125.35%
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125.35
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125.35
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125.35
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125.35

9.26	31.53	65,698	2.04	(b)	(0.15	) (b)	2.41	(b)	(0.52	) (b)	63.24
9.21	31.01	972	2.54	(b)	(0.71	) (b)	2.91	(b)	(281.08	) (b)	63.24
9.24	31.06	1,095	2.54	(b)	(0.85	) (b)	2.91	(b)	(1.22	) (b)	63.24
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63.24
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	) (b)	63.24

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		153.67
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		153.67
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		153.67
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		153.67
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		153.67

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	) (b)	3.35
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	) (b)	3.35
9.70	(3.00)	73	2.48	(b)	(0.27	) (b)	6.46	(b)	(4.25	) (b)	3.35
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	) (b)	3.35
9.69	(3.10)	2	2.72	(b)	(0.05	) (b)	6.70	(b)	(4.03	) (b)	3.35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis of our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 92.2%

China – 6.8%
532,000	China Mobile Ltd.* (Telecommunications)	$ 4,092,832
354,000	Guangdong Kelon Electrical Holdings Co. Ltd. Class H (Appliance)	116,880
9,327,000	PetroChina Co. Ltd. Class H*† (Energy Resources)	2,224,416
1,490,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	429,863

		6,863,991

Hong Kong – 26.0%
420,000	Amoy Properties (Real Estate)	393,127
103,000	Cheung Kong Holdings Ltd. (Real Estate)	1,347,096
202,400	Dah Sing Financial Holdings (Banks)	944,655
712,000	Dickson Concepts International Ltd. (Specialty Retail)	634,492
1,840,000	Giordano International Ltd. (Specialty Retail)	1,032,184
261,900	Hang Seng Bank Ltd. (Banks)	2,812,428
505,500	Hutchison Whampoa Ltd. (Multi- Industrial)	7,129,760
1,052,000	Johnson Electric Holdings Ltd. (Electrical Equipment)	2,185,203
552,000	Li & Fung Ltd. (Wholesale)	2,406,462
1,091,267	Pacific Century CyberWorks Ltd.* (Telecommunications)	2,028,898
399,000	South China Morning Post Holdings Ltd. (Publishing)	299,288
303,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,855,558
257,000	Swire Pacific Ltd. (Multi-Industrial)	1,762,983
388,000	TCL International Holdings Ltd.* (Electronics Equipment)	110,694
55,000	Television Broadcasts Ltd. (Media)	311,001

		26,253,829

India – 8.4%
850	HCL Technologies Ltd. (Business Services)	24,148
11,800	Hindustan Lever Ltd. (Consumer Cyclicals)	61,454
242,021	Hindustan Lever Ltd. (Consumer Cyclicals)	1,260,432
16,800	Infosys Technologies Ltd. (Computer Software)	2,956,184
865	ITC Ltd. (Tobacco)	14,689
64,810	Satyam Computer Services Ltd. (Business Services)	813,574
91,700	Satyam Computer Services Ltd. (Computer Software)	1,151,130
92,339	Videsh Sanchar Nigam Ltd. (Telecommunications)	1,635,815
7,700	Wipro Ltd. (Computer Software)	552,776

		8,470,202

Shares	Description	Value

Common Stocks – (continued)

Indonesia – 1.4%
145,000	Gulf Indonesia Resources Ltd.* (Energy Resources)	$ 1,450,000

Malaysia – 4.9%
159,000	Arab-Malaysian Finance Berhad-Alien Market (Banks)	165,695
148,400	British American Tobacco Berhad (Tobacco)	1,386,368
187,000	Hong Leong Bank Berhad (Banks)	337,092
742,000	IOI Corp. Berhad (Agriculture)	632,653
106,800	Malayan Banking Berhad (Banks)	410,337
451,000	Road Builder (M) Holdings Berhad (Construction)	503,221
153,000	Star Publications Berhad (Publishing)	563,684
269,000	Tenaga Nasional Berhad (Electrical Utilities)	899,026

		4,898,076

Singapore – 11.3%
194,000	Chartered Semiconductor Manufacturing Ltd.* (Semiconductors)	1,623,148
129,000	City Developments (Real Estate)	640,840
40,000	Datacraft Asia Ltd. (Telecommunications)	336,000
179,150	DBS Group Holdings Ltd. (Banks)	2,165,081
239,000	Keppel Land Ltd. (Real Estate)	370,769
62,000	SIA Engineering Co.* (Airlines)	63,041
102,000	Singapore Airlines Ltd. (Airlines)	983,789
59,664	Singapore Press Holdings Ltd. (Publishing)	960,254
452,000	Singapore Technologies Engineering Ltd. (Machinery)	609,285
587,000	Singapore Telecommunications Ltd. (Telecommunications)	968,613
235,512	United Overseas Bank Ltd. (Banks)	1,847,314
64,000	Venture Manufacturing Ltd. (Electrical Equipment)	818,081

		11,386,215

South Korea – 14.4%
16,560	Hite Brewery Co. (Food & Beverage)	709,448
38,053	Housing & Commercial Bank (Banks)	813,399
72,190	Hyundai Electronics Industries Co.* (Electrical Equipment)	1,321,720
80,780	Korea Electric Power Corp. (Electrical Utilities)	2,375,132
3,900	Korea Telecom Corp. (Telecommunications)	266,976
32,500	LG Chemical Ltd. (Chemicals)	548,140
5,577	Pohang Iron & Steel Co. Ltd. (Steel)	418,646
23,779	Samsung Electronics (Semiconductors)	5,865,665
4,580	SK Telecom Co. Ltd. (Telecommunications)	1,007,910
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
45,248	SK Telecom Co. Ltd. ADR (Telecommunications)	$ 1,159,480

		14,486,516

Taiwan – 18.2%
510	Acer Laboratories, Inc. (Semiconductors)	1,577
259,200	Acer Communications, Inc. (Computer Hardware)	601,237
26,000	Ambit Microsystems Corp.
	(Electrical Equipment)	190,142
1,105,091	Bank Sinopac (Financial Services)	630,158
191,352	Cathay Life Insurance Co. (Insurance)	440,775
985,488	Chinatrust Commercial Bank (Banks)	777,850
193,500	Compal Electronics, Inc. (Electronic Components)	370,917
172,800	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	996,495
136,250	Delta Electronics, Inc. (Electrical Equipment)	522,350
44	Far Eastern Textile Ltd. (Apparel)	49
201,820	Hon Hai Precision (Electrical Equipment)	1,540,958
14,500	Nan Ya Plastic Corp. (Chemicals)	24,058
389,224	President Chain Store Corp. (Merchandising)	1,153,628
71,000	Procomp Informatics Co. Ltd. (Semiconductors)	391,140
36,481	Siliconware Precis (Electrical Equipment)	56,414
90,700	Siliconware Precision Industries Co. ADR (Electrical Equipment)	657,575
1,171,519	Taiwan Semiconductor (Semiconductors)	5,076,331
1,387,400	United Microelectronics Corp. Ltd. (Semiconductors)	3,687,516
423,800	Universal Scientific Industrial Co. Ltd. (Electrical Equipment)	649,899
216,450	Winbond Electronics Corp. (Electrical Equipment)	536,941

		18,306,010

Thailand – 0.8%
138,200	PTT Exploration & Production Public-Alien Market (Energy Resources)	825,075

TOTAL COMMON STOCKS
(Cost $88,821,757)		$ 92,939,914

Units	Description	Value

Warrants – 0.2%

South Korea – 0.2%
9,850	Korea Tobacco & Ginseng Corp. exp.10/09/00* (Tobacco)	$ 168,041

TOTAL WARRANTS
(Cost $316,642)		$ 168,041

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 2.9%

State Street Bank & Trust Euro-Time Deposit
$2,978,000	6.56%	09/01/2000	$ 2,978,000

TOTAL SHORT-TERM OBLIGATION
(Cost $2,978,000)			$ 2,978,000

TOTAL INVESTMENTS
(Cost $92,116,399)			$96,085,955

*	Non-income producing security.

†
Security is exempt from registration under rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $2,224,416 as of August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:

ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments (continued)
August 31, 2000

As a % of Total Net Assets

Common Stock Industry Classifications†

Agriculture	0.6%
Airlines	1.0
Appliance	0.1
Banks	10.2
Business Services	0.8
Chemicals	0.6
Computer Hardware	0.6
Computer Software	4.6
Construction	0.5
Consumer Cyclicals	1.3
Electrical Equipment	9.5
Electrical Utilities	3.3
Electronic Components	0.4
Electronics Equipment	0.1
Energy Resources	4.5
Financial Services	0.6
Food & Beverage	0.7
Insurance	0.4
Machinery	0.6
Media	0.3
Merchandising	1.2
Mining	0.4
Multi-Industrial	8.8
Publishing	1.8
Real Estate	5.6
Semiconductors	16.4
Specialty Retail	1.7
Steel	0.4
Telecommunications	11.4
Tobacco	1.4
Wholesale	2.4

TOTAL COMMON STOCK	92.2%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $92,116,399)	$ 96,085,955
Cash, at value	5,054,404
Receivables:
Investment securities sold, at value	4,083,726
Fund shares sold	876,584
Reimbursement from adviser	225,340
Dividends and interest, at value	114,112
Other assets	40,330

Total assets	106,480,451

Liabilities:

Payables:
Investment securities purchased, at value	5,152,178
Amounts owed to affiliates	149,965
Fund shares repurchased	276,190
Capital gains tax, at value	8,098
Accrued expenses and other liabilities	85,825

Total liabilities	5,672,256

Net Assets:

Paid-in capital	169,933,410
Accumulated net investment loss	(372,165)
Accumulated net realized loss on investment, futures and foreign currency related transactions	(72,751,513)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,998,463

NET ASSETS	$100,808,195

Net asset value, offering and redemption price per share:(a)
Class A	$11.16
Class B	$10.91
Class C	$10.88
Institutional	$11.41

Shares outstanding:
Class A	7,746,375
Class B	627,533
Class C	208,108
Institutional	458,932

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	9,040,948

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.80. At redemption, Class B and Class C shares may be subject to a deferred contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Dividends (a)	$ 1,416,316
Interest	271,907

Total income	1,688,223

Expenses:

Management fees	1,168,382
Distribution and Service fees (b)	584,391
Custodian fees	466,832
Transfer Agent fees (c)	205,690
Registration fees	68,501
Professional fees	49,306
Trustee fees	8,901
Other	125,617

Total expenses	2,677,620

Less — expense reductions	(527,542)

Net expenses	2,150,078

NET INVESTMENT LOSS	(461,855)

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	21,929,849
Futures transactions	24,408
Foreign currency related transactions	(457,786)
Net change in unrealized gain (loss) on:
Investments	(17,712,839)
Translation of assets and liabilities denominated in foreign currencies	(1,827)

Net realized and unrealized gain on investment, futures and foreign currency transactions	3,781,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,319,950

(a)	Foreign taxes withheld on dividends were $170,962.
(b)	Class A, Class B and Class C had Distribution and Service fees of $475,309, $81,059 and $28,023, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $180,618, $15,401, $5,324, $4,347 and $0, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income (loss)	$ (461,855)	$ (189,728)	$ 492,262
Net realized gain (loss) from investment, futures and foreign currency related transactions	21,496,471	3,213,321	(27,883,885)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(17,714,666)	26,462,083	21,285,501

Net increase (decrease) in net assets resulting from operations	3,319,950	29,485,676	(6,106,122)

Distributions to shareholders:

In excess of net investment income
Institutional Shares	—	(43,226)	—

Total distributions to shareholders	—	(43,226)	—

From share transactions:

Proceeds from sales of shares	144,806,450	97,742,029	138,273,446
Reinvestment of dividends and distributions	—	40,413	—
Cost of shares repurchased	(153,488,825)	(90,383,194)	(154,943,929)

Net increase (decrease) in net assets resulting from share transactions	(8,682,375)	7,399,248	(16,670,483)

TOTAL INCREASE (DECREASE)	(5,362,425)	36,841,698	(22,776,605)

Net assets:

Beginning of period	106,170,620	69,328,922	92,105,527

End of period	$100,808,195	$106,170,620	$ 69,328,922

Accumulated net investment loss	$ (372,165)	$ —	$ (105,797)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
August 31, 2000
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service shares have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on appreciated foreign securities held.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS ASIA GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The Fund had approximately $71,481,000 at August 31, 2000 (the Fund’s tax year end) of capital loss carryforwards expiring 2005 through 2007 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist. At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $93,387,029. Accordingly, the gross unrealized gain on investments was $8,383,096 and the gross unrealized loss on investments was $5,684,170 resulting in a net unrealized gain of $2,698,926.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending on the nature of the expense.

        Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service plans. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Derivative Financial Instruments — The Fund may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or increasing the return on the Fund’s investments or both. The value of the principal and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman Sachs, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $523,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, Custody fees were reduced by approximately $5,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $92,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $88,000, $46,000 and $16,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2000, were $223,287,721 and $239,283,135 respectively.

For the year ended August 31, 2000, Goldman Sachs earned approximately $92,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, the Fund had no open futures contracts.

GOLDMAN SACHS ASIA GROWTH FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2000, the Fund had no open forward foreign currency exchange contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Portfolios, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

7. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Fund reclassified $89,690 from paid-in capital to accumulated net investment loss and $2,643,953 from paid-in capital to accumulated net realized loss from investment, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency and net operating losses.

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,913,197	$138,502,220	7,428,461	$68,519,866	15,227,587	$114,095,624
Shares repurchased	(11,775,948)	(138,970,536)	(7,511,626)	(69,221,284)	(17,965,578)	(136,028,026)

	137,249	(468,316)	(83,165)	(701,418)	(2,737,991)	(21,932,402)

Class B Shares
Shares sold	202,864	2,476,344	201,786	2,022,897	345,699	2,823,123
Shares repurchased	(242,422)	(2,884,327)	(80,372)	(733,280)	(204,359)	(1,519,808)

	(39,558)	(407,983)	121,414	1,289,617	141,340	1,303,315

Class C Shares
Shares sold	231,312	2,696,102	2,420,991	19,122,822	2,148,809	16,213,829
Shares repurchased	(233,490)	(2,757,642)	(2,340,851)	(18,439,726)	(2,071,174)	(15,859,777)

	(2,178)	(61,540)	80,140	683,096	77,635	354,052

Institutional Shares
Shares sold	88,366	1,131,784	753,741	8,076,444	636,785	5,140,870
Reinvestment of dividends and distributions	—	—	3,661	40,413	—	—
Shares repurchased	(729,131)	(8,876,320)	(188,772)	(1,988,904)	(209,306)	(1,536,318)

	(640,765)	(7,744,536)	568,630	6,127,953	427,479	3,604,552

NET INCREASE (DECREASE)	(545,252)	$ (8,682,375)	687,019	$ 7,399,248	(2,091,537)	$ (16,670,483)

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations			Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$11.07	$(0.05) (c)	$0.14	$0.09	$ —	$ —	$ —	$ —
2000 - Class B Shares	10.88	(0.11) (c)	0.14	0.03	—	—	—	—
2000 - Class C Shares	10.85	(0.11) (c)	0.14	0.03	—	—	—	—
2000 - Institutional Shares	11.24	0.01 (c)	0.16	0.17	—	—	—	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)	3.30	3.28	—	—	—	—
1999 - Class B Shares	7.68	(0.04)	3.24	3.20	—	—	—	—
1999 - Class C Shares	7.68	(0.04)	3.21	3.17	—	—	—	—
1999 - Institutional Shares	7.91	0.01	3.36	3.37	—	(0.04)	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07	(0.66)	(0.59)	—	—	—	—
1999 - Class B Shares	8.31	0.01	(0.64)	(0.63)	—	—	—	—
1999 - Class C Shares	8.29	—	(0.61)	(0.61)	—	—	—	—
1999 - Institutional Shares	8.44	0.03	(0.56)	(0.53)	—	—	—	—

1998 - Class A Shares	16.31	—	(7.90)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class B Shares	16.24	0.01	(7.91)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01	(7.42)	(7.41)	—	(0.03)	—	(0.03)
1998 - Institutional Shares	16.33	0.10	(7.96)	(7.86)	(0.03)	—	—	(0.03)

1997 - Class A Shares	16.49	0.06	(0.11)	(0.05)	(0.12)	—	(0.01)	(0.13)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)	(0.48)	(0.53)	(0.51)	(0.03)	—	(0.54)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04	(0.11)	(0.07)	(0.11)	(0.06)	(0.04)	(0.21)

1996 - Class A Shares	13.31	0.17	3.44	3.61	(0.12)	(0.14)	(0.17)	(0.43)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$11.16	0.72%	$ 86,458	1.85%		(0.39)%		2.30%		(0.84)%		207.22%
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207.22
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207.22
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207.22

11.07	42.11	84,269	1.85	(b)	(0.38	) (b)	2.27	(b)	(0.80	) (b)	96.58
10.88	41.67	7,258	2.35	(b)	(0.90	) (b)	2.77	(b)	(1.32	) (b)	96.58
10.85	41.28	2,281	2.35	(b)	(0.89	) (b)	2.77	(b)	(1.31	) (b)	96.58
11.24	42.61	12,363	1.20	(b)	(0.14	) (b)	1.62	(b)	(0.28	) (b)	96.58

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106.00
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106.00
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106.00
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106.00

8.38	(48.49)	87,437	1.75		0.31		1.99		0.07		105.16
8.31	(48.70)	3,359	2.30		(0.29)		2.50		(0.49)		105.16

8.29	(47.17)	436	2.35	(b)	(0.26	) (b)	2.55	(b)	(0.46	) (b)	105.16
8.44	(48.19)	874	1.11		0.87		1.31		0.67		105.16

16.31	(1.01)	263,014	1.67		0.20		1.87		—		48.40

16.24	(6.02)	3,354	2.21	(b)	(0.56	) (b)	2.37	(b)	(0.72	) (b)	48.40

16.33	(1.09)	13,322	1.10	(b)	0.54	(b)	1.26	(b)	0.38	(b)	48.40

16.49	26.49	205,539	1.77		1.05		2.02		0.80		88.80

GOLDMAN SACHS ASIA GROWTH FUND
Report of Independent Accountants
To the Shareholders and Board of Trustees of Goldman Sachs Trust — Asia Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Growth Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 47.6%

Airlines – 0.1%
10,300	Southwest Airlines Co.	$ 233,038

Alcohol – 0.1%
2,400	Anheuser-Busch Cos., Inc.	189,150

Apparel – 0.1%
3,900	Nike, Inc. Class B	154,294

Banks – 2.6%
6,500	Bank of America Corp.	348,156
3,500	Bank One Corp.	123,375
36,133	Citigroup, Inc.	2,109,283
600	J.P. Morgan & Co., Inc.	100,313
6,700	Mellon Financial Corp.	303,175
1,200	PNC Financial Services Group	70,725
5,900	State Street Corp.	694,725
6,000	The Bank of New York Co., Inc.	314,625
3,950	The Chase Manhattan Corp.	220,706
11,300	Wells Fargo & Co.	488,019

		4,773,102

Chemicals – 0.9%
12,877	E.I. du Pont de Nemours & Co.	577,855
8,400	Minnesota Mining & Manufacturing Co.	781,200
10,000	The Dow Chemicals Co.	261,875

		1,620,930

Clothing – 0.0%
2,300	The Gap, Inc.	51,606

Computer Hardware – 4.4%
900	Apple Computer, Inc.*	54,844
47,400	Cisco Systems, Inc.*	3,252,825
8,000	Compaq Computer Corp.	272,500
19,100	Dell Computer Corp.*	833,237
15,700	EMC Corp.*	1,538,600
4,200	Hewlett-Packard Co.	507,150
800	Network Appliance, Inc.*	93,600
10,400	Sun Microsystems, Inc.*	1,320,150
2,500	Xerox Corp.	40,156

		7,913,062

Computer Software – 3.4%
1,400	Gemstar-TV Guide International, Inc.*	126,350
11,900	International Business Machines, Inc.	1,570,800
35,400	Microsoft Corp.*	2,471,362
18,800	Oracle Corp.*	1,709,625
1,900	VERITAS Software Corp.*	229,069

		6,107,206

Consumer Services – 0.2%
14,300	Cendant Corp.*	188,581
8,250	Valassis Communications, Inc.*	238,219

		426,800

Defense/Aerospace – 0.1%
4,700	Honeywell International, Inc.	181,244

Shares	Description	Value

Common Stocks – (continued)

Department Store – 0.0%
3,000	The May Department Stores Co.	$ 68,813

Drugs – 3.9%
5,500	American Home Products Corp.	298,031
7,200	Amgen, Inc.*	545,850
24,800	Bristol-Myers Squibb Co.	1,314,400
6,000	Eli Lilly & Co.	438,000
11,600	Merck & Co., Inc.	810,550
59,925	Pfizer, Inc.	2,591,756
3,717	Pharmacia Corp.	217,677
15,600	Schering-Plough Corp.	625,950
2,800	SmithKline Beecham PLC ADR	182,875

		7,025,089

Electronics Equipment – 2.4%
2,400	Corning, Inc.	787,050
1,000	Corvis Corp.*	103,813
19,200	Lucent Technologies, Inc.	802,800
14,626	Motorola, Inc.	527,450
21,000	Nortel Networks Corp.	1,712,812
6,700	QUALCOMM, Inc.*	401,163

		4,335,088

Electrical Utilities – 1.0%
3,200	Duke Energy Corp.	239,400
6,000	Entergy Corp.	182,625
4,400	FPL Group, Inc.	234,850
15,400	Niagara Mohawk Holdings, Inc.*	198,275
11,700	The AES Corp.*	745,875
3,400	The Southern Co.	101,787
1,700	Unicom Corp.	77,669

		1,780,481

Energy Resources – 2.3%
7,098	Anadarko Petroleum Corp.	466,835
3,200	Chevron Corp.	270,400
2,900	Enron Corp.	246,138
23,445	Exxon Mobil Corp.	1,913,698
14,400	Royal Dutch Petroleum Co.	881,100
7,400	Unocal Corp.	246,975
6,000	USX-Marathon Group	164,625

		4,189,771

Entertainment – 1.1%
15,500	Carnival Corp.	309,031
13,500	The Walt Disney Co.	525,656
16,277	Viacom, Inc. Class B *	1,095,646

		1,930,333

Environmental Services – 0.0%
3,400	Waste Management, Inc.	64,388

Financial Services – 1.1%
19,600	Federal Home Loan Mortgage Corp.	825,650
9,900	Federal National Mortgage Assn.	532,125

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
1,700	Household International, Inc.	$ 81,600
16,800	MBNA Corp.	593,250

		2,032,625

Food & Beverage – 1.3%
11,000	Nabisco Group Holdings Corp.	308,687
15,000	PepsiCo., Inc.	639,375
14,600	The Coca-Cola Co.	768,325
4,800	The Quaker Oats Co.	326,100
3,200	Wm. Wrigley Jr. Co.	237,000

		2,279,487

Forest – 0.6%
5,700	Bowater, Inc.	292,837
1,700	Fort James Corp.	53,763
14,400	International Paper Co.	459,000
1,900	Kimberly-Clark Corp.	111,150
2,700	Weyerhaeuser Co.	125,044

		1,041,794

Grocery – 0.3%
3,500	Safeway, Inc.*	172,594
13,300	The Kroger Co.*	301,744

		474,338

Heavy Electrical – 0.1%
1,800	Emerson Electric Co.	119,138

Heavy Machinery – 0.1%
6,600	Crane Co.	165,825
2,700	Deere & Co.	88,931

		254,756

Home Products – 0.9%
5,600	Avon Products, Inc.	219,450
11,100	Colgate-Palmolive Co.	565,406
10,400	Energizer Holdings, Inc.*	205,400
4,200	The Gillette Co.	126,000
8,000	The Procter & Gamble Co.	494,500

		1,610,756

Hotels – 0.6%
16,300	Harrah’s Entertainment, Inc.*	462,512
8,400	Marriott International, Inc.	331,800
10,300	Starwood Hotels & Resorts Worldwide, Inc. Class B	329,600

		1,123,912

Industrial Parts – 0.6%
3,800	Caterpillar, Inc.	139,650
4,400	Parker-Hannifin Corp.	153,175
9,000	Tyco International Ltd.	513,000
4,500	United Technologies Corp.	280,969

		1,086,794

Shares	Description	Value

Common Stocks – (continued)

Information Services – 0.5%
6,000	Automatic Data Processing, Inc.	$ 357,750
1,600	Electronic Data Systems Corp.	79,700
9,200	First Data Corp.	438,725

		876,175

Internet – 0.9%
11,800	America Online, Inc.*	691,775
2,200	CheckFree Corp.*	113,988
1,800	DoubleClick, Inc.*	73,237
600	E.piphany, Inc.*	62,400
300	Juniper Networks, Inc.*	63,063
2,500	S1 Corp.*	43,594
1,935	VeriSign, Inc.*	384,823
2,200	Yahoo!, Inc.*	267,300

		1,700,180

Life Insurance – 0.5%
5,200	AFLAC, Inc.	280,800
15,900	MetLife, Inc.*	386,569
4,300	Nationwide Financial Services, Inc.	171,462

		838,831

Media – 2.0%
15,700	A.H. Belo Corp.	300,263
28,660	AT&T Corp.-Liberty Media Corp.*	612,607
2,500	Cablevision Systems Corp.*	168,125
4,026	Clear Channel Communications, Inc.*	291,382
11,300	Comcast Corp.	420,925
3,400	EchoStar Communications Corp.*	165,750
8,000	Infinity Broadcasting Corp.*	303,000
1,400	The News Corp. Ltd. ADR	73,675
15,900	Time Warner, Inc.	1,359,450

		3,695,177

Medical Products – 0.6%
3,500	Abbott Laboratories	153,125
2,100	Baxter International, Inc.	174,825
7,900	Johnson & Johnson	726,306

		1,054,256

Mining – 0.2%
8,900	Alcoa, Inc.	295,925

Motor Vehicle – 0.2%
8,239	Ford Motor Co.	199,281
3,008	General Motors Corp.	217,140

		416,421

Multi-Industry – 2.1%
64,200	General Electric Co.	3,767,737

Oil Refining – 0.1%
3	Conoco, Inc. Class B	78
4,600	Texaco, Inc.	236,900

		236,978

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000
Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.9%
1,500	Baker Hughes, Inc.	$ 54,844
1,900	Diamond Offshore Drilling, Inc.	85,144
6,300	Halliburton Co.	333,900
2,700	Santa Fe International Corp.	106,144
10,300	Schlumberger Ltd.	878,718
3,000	Transocean Sedco Forex, Inc.	179,250

		1,638,000

Property Insurance – 1.7%
5,700	Ambac Financial Group, Inc.	368,362
15,847	American International Group, Inc.	1,412,364
5,100	The Hartford Financial Services Group, Inc.	339,788
2,300	The St. Paul Cos., Inc.*	109,538
12,600	XL Capital Ltd.	868,612

		3,098,664

Publishing – 0.3%
2,800	Gannett Co., Inc.	158,550
6,200	The New York Times Co.	242,963
3,200	Tribune Co.	114,200

		515,713

Railroads – 0.1%
5,700	Canadian National Railway Co.	167,794

Restaurants – 0.3%
17,400	McDonald’s Corp.	519,825

Security/Asset Management – 0.6%
1,500	Merrill Lynch & Co., Inc.	217,500
3,600	Morgan Stanley Dean Witter & Co.	387,225
10,250	The Charles Schwab Corp.	391,422

		996,147

Semiconductors – 3.5%
2,100	Advanced Micro Devices, Inc.*	79,013
1,800	Altera Corp.*	114,991
2,300	Analog Devices, Inc.*	231,150
3,800	Applied Materials, Inc.*	327,987
200	Broadcom Corp.*	50,000
47,200	Intel Corp.	3,534,100
4,420	JDS Uniphase Corp.*	550,221
600	KLA-Tencor Corp.*	39,375
1,200	Maxim Integrated Products, Inc.*	105,225
700	Novellus Systems, Inc.*	43,094
500	PMC-Sierra, Inc.*	118,000
11,600	Texas Instruments, Inc.	776,475
3,000	Xilinx, Inc.*	266,625

		6,236,256

Specialty Retail – 1.9%
1,000	Best Buy Co., Inc.*	61,750
8,000	CVS Corp.	297,000
4,000	RadioShack Corp.	236,000
16,750	The Home Depot, Inc.	805,047

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
15,100	Walgreen Co.	$ 496,412
33,500	Wal-Mart Stores, Inc.	1,589,156

		3,485,365

Telephone – 1.8%
9,572	AT&T Corp.	301,518
1,200	NEXTLINK Communications, Inc.*	42,075
5,000	Qwest Communications International, Inc.*	258,125
20,565	SBC Communications, Inc.	858,589
2,800	Sprint Corp.	93,800
19,842	Verizon Communications	865,607
20,550	WorldCom, Inc.*	750,075

		3,169,789

Tobacco – 0.3%
21,100	Philip Morris Cos., Inc.	625,088

Wireless – 0.9%
900	ALLTEL Corp.	45,506
12,300	Crown Castle International Corp.*	426,656
11,868	General Motors Corp. Class H*	393,127
9,800	Sprint Corp. (PCS Group)*	491,838
6,700	Vodafone Group PLC ADR	274,281

		1,631,408

TOTAL COMMON STOCKS
(Cost $62,725,091)		$ 86,033,724

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 4.3%

Auto – 0.0%
Fasco Auto Trust Series 1996-1, Class A
$ 16,249	6.65%	11/15/2001	$ 16,199

Credit Card – 1.0%
Capital One Master Trust Series 2000-1, Class A
1,500,000	7.10	04/17/2006	1,508,760

Standard Credit Card Master Trust I Series 1995-9, Class A
360,000	6.55	10/07/2007	352,818

			1,861,578

Home Equity – 2.2%
Contimortgage Home Equity Loan Series 1998-1, Class A5
3,000,000	6.43	04/15/2016	2,953,200
IMC Home Equity Loan Series 1996-3, Class A7

1,000,000	8.05	08/25/2026	1,008,390

			3,961,590

Lease – 0.7%
First Sierra Receivables Series 1998-1, Class A4
1,350,000	5.63	08/12/2004	1,323,972

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Manufactured Housing – 0.4%
Mid-State Trust Series 4, Class A
$ 599,945	8.33%	04/01/2030	$ 605,296

TOTAL ASSET-BACKED SECURITIES
(Cost $7,937,393)			$ 7,768,635

Corporate Bonds – 18.9%

Aerospace/Defense – 0.3%
Raytheon Co.
$ 605,000	6.45%	08/15/2002	$ 594,963

Airlines – 0.6%
Continental Airlines, Inc.
332,733	6.54	09/15/2009	315,191

Northwest Airlines, Inc. Class A
187,078	7.67	01/02/2015	181,832

Northwest Airlines, Inc. Class C
201,599	8.97	01/02/2015	203,706

NWA Trust Series A
52,725	8.26	03/10/2006	52,771

US Airways, Inc. Class C
306,820	8.93	04/15/2008	291,443

			1,044,943

Automotive – 0.9%
Chrysler Corp.
90,000	7.45	03/01/2027	86,399

Ford Motor Co.
390,000	6.63	10/01/2028	333,106

Ford Motor Credit Co.
170,000	5.75	02/23/2004	161,529

The Hertz Corp.
1,055,000	6.00	01/15/2003	1,026,762

			1,607,796

Automotive Parts – 0.5%
Federal-Mogul Corp.
250,000	7.50	01/15/2009	186,250

Hayes Lemmerz International, Inc. Series B
250,000	8.25	12/15/2008	218,125

TRW, Inc.
460,000	6.63	06/01/2004	442,454

			846,829

Building Materials – 0.1%
Owens Corning
520,000	7.50	05/01/2005	273,000

Chemicals – 0.3%
Lyondell Chemical Co. Series B
250,000	9.88	05/01/2007	255,000

NL Industries, Inc.
250,000	11.75	10/15/2003	253,750

			508,750

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Commercial Banks – 1.6%
Bank of America Corp.
$ 355,000	7.75%	07/15/2002	$ 358,702
480,000	7.25	10/15/2025	448,949

Citicorp
315,000	8.00	02/01/2003	319,867

Continental Bank NA
100,000	12.50	04/01/2001	102,966

First Union Corp.
290,000	7.10	08/15/2004	286,132

Golden West Financial Corp.
200,000	10.25	12/01/2000	201,388

Long Island Savings Bank
620,000	6.20	04/02/2001	617,066

Wells Fargo & Co.
485,000	6.63	07/15/2004	475,848

Wells Fargo Bank NA #
140,000	7.80	06/15/2010	141,842

			2,952,760

Conglomerates – 0.5%
Tyco International Group SA
875,000	5.88	11/01/2004	828,651

Consumer Cyclicals – 0.3%
United Rentals, Inc. Series B
500,000	8.80	08/15/2008	460,000

Credit Card Banks – 0.9%
Capital One Bank
500,000	6.39	03/05/2001	498,125
150,000	6.15	06/01/2001	148,706
300,000	6.76	07/23/2002	295,705
500,000	6.38	02/15/2003	484,227

Providian National Bank
250,000	6.65	02/01/2004	239,393

			1,666,156

Electric – 0.5%
CMS Energy Corp. Series B
150,000	7.38	11/15/2000	149,505

Edison Mission Energy Funding†
57,642	6.77	09/15/2003	55,761

MidAmerican Energy Holdings Co.
250,000	7.23	09/15/2005	245,977

Niagara Mohawk Power Co.
450,000	6.88	04/01/2003	445,878

			897,121

Energy – 1.1%
Gulf Canada Resources Ltd.
90,000	9.25	01/15/2004	91,238

Occidental Petroleum Corp.
525,000	7.65	02/15/2006	527,390

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000
Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Energy – (continued)
Petroleum Geo-Services ASA
$ 110,000	7.13%	03/30/2028	$ 94,349

Phillips Petroleum Co.
160,000	8.50	05/25/2005	167,465

The Williams Cos., Inc.
1,125,000	6.13	02/15/2002	1,103,642

			1,984,084

Environmental – 0.4%
Allied Waste North America, Inc. Series B
250,000	7.63	01/01/2006	229,688

Waste Management, Inc.#
500,000	6.13	07/15/2001	488,701

			718,389

Finance Companies – 1.5%
Beneficial Corp.
1,350,000	6.43	04/10/2002	1,332,381

Comdisco, Inc.
965,000	6.13	01/15/2003	900,160
400,000	9.50	08/15/2003	401,272

			2,633,813

Food – 0.1%
International Home Foods, Inc.
250,000	10.38	11/01/2006	267,500

Health Care – 0.1%
Tenet Healthcare Corp.
175,000	8.63	12/01/2003	174,781

Insurance Companies – 0.1%
Conseco, Inc.
260,000	8.50	10/15/2002	166,400

Lodging – 0.3%
ITT Corp.
50,000	6.25	11/15/2000	49,834
465,000	6.75	11/15/2003	444,932

			494,766

Media-Cable – 1.6%
Adelphia Communications Corp.
125,000	7.88	05/01/2009	105,937
125,000	9.38	11/15/2009	116,094

Charter Communications Holdings LLC
250,000	8.25	04/01/2007	230,000

Comcast UK Cable Partners Ltd.+
125,000	0.00/11.20	11/15/2007	116,562

Cox Communications, Inc.
145,000	7.50	08/15/2004	145,293
60,000	6.40	08/01/2008	55,894
50,000	6.80	08/01/2028	43,054

Lenfest Communications, Inc.
300,000	8.38	11/01/2005	311,317

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Media-Cable – (continued)
Rogers Cablesystems Ltd.
$ 115,000	9.63%	08/01/2002	$ 117,300

Telewest Communications PLC+
250,000	0.00/11.00	10/01/2007	238,437
250,000	0.00/9.25 †	04/15/2009	138,750

Time Warner Entertainment Co.
445,000	9.63	05/01/2002	460,663

Time Warner, Inc.
250,000	7.98	08/15/2004	256,350
565,000	7.75	06/15/2005	575,031

			2,910,682

Media-Non Cable – 1.5%
Clear Channel Communications, Inc.
250,000	8.00	11/01/2008	252,500

Crown Castle International Corp.+
250,000	0.00/10.38	05/15/2011	162,500

J. Seagram & Sons, Inc.
275,000	6.25	12/15/2001	271,542

News America Holdings, Inc.
245,000	8.50	02/15/2005	254,398
135,000	8.00	10/17/2016	131,362
225,000	7.25	05/18/2018	202,962

PanAmSat Corp.
205,000	6.13	01/15/2005	191,185

Viacom, Inc.
205,000	8.88	06/01/2001	206,905
900,000	6.75	01/15/2003	890,487
120,000	7.70	07/30/2010	121,633

			2,685,474

Mortgage Banks – 0.6%
Countrywide Capital III Series B
330,000	8.05	06/15/2027	298,852

Countrywide Home Loans, Inc.
850,000	6.45	02/27/2003	830,851

			1,129,703

Paper – 0.3%
Packaging Corp. of America
250,000	9.63	04/01/2009	256,250

Riverwood International Corp.
250,000	10.63	08/01/2007	255,000

			511,250

REIT – 0.9%
Chelsea GCA Realty, Inc.
656,000	7.75	01/26/2001	655,707

Liberty Property LP
205,000	7.10	08/15/2004	198,362

Meditrust Cos.
215,000	7.82	09/10/2026	165,550

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

REIT – (continued)
Simon Property Group LP
$ 675,000	6.63%	06/15/2003	$ 649,364

			1,668,983

Retailers – 0.1%
Kmart Corp.
165,000	8.38	12/01/2004	155,994

Supermarkets – 0.3%
Ahold Finance USA, Inc.
115,000	8.25	07/15/2010	115,809

Fred Meyer, Inc.
260,000	7.45	03/01/2008	250,881

Safeway, Inc.
265,000	6.05	11/15/2003	254,539

			621,229

Technology – 0.1%
Flextronics International Ltd.
125,000	9.88	07/01/2010	129,687

Telecommunications – 2.1%
360 Communications Co.
575,000	7.13	03/01/2003	575,062

Alaska Communications Holdings, Inc.
125,000	9.38	05/15/2009	115,000

AT&T Canada, Inc.+
345,000	0.00/9.95	06/15/2008	280,313

Deutsche Telekom AG
305,000	7.75	06/15/2005	308,756

Global Crossing Holdings Ltd.†
125,000	9.13	11/15/2006	124,063

Intermedia Communications, Inc. Series B
250,000	8.60	06/01/2008	205,000

MCI WorldCom, Inc.
275,000	6.40	08/15/2005	264,041

Metromedia Fiber Network, Inc.
125,000	10.00	12/15/2009	123,125

Nextel Communications, Inc.
250,000	9.38	11/15/2009	245,000

Price Communications Wireless, Inc. Series B
250,000	9.13	12/15/2006	255,000

Qwest Corp.†
425,000	7.63	06/09/2003	427,905

Sprint Capital Corp.
565,000	5.88	05/01/2004	537,389
130,000	6.88	11/15/2028	111,125

Tele-Communications, Inc.
100,000	9.65	10/01/2003	103,325

US West Capital Funding, Inc.
200,000	6.88	07/15/2028	171,504

			3,846,608

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Tobacco – 0.6%
Philip Morris Cos., Inc.
$ 400,000	9.00%	01/01/2001	$ 401,492
150,000	7.00	07/15/2005	143,157
195,000	6.95	06/01/2006	192,652

R.J. Reynolds Tobacco Holdings, Inc.
355,000	7.38	05/15/2003	335,475

			1,072,776

Yankee Bonds – 0.7%
HSBC Holdings PLC
110,000	7.50	07/15/2009	109,907

National Westminster Bank PLC
260,000	7.38	10/01/2009	257,192

Province of Quebec
730,000	7.50	07/15/2023	733,478
105,000	5.74	03/02/2026	104,354

Province of Saskatchewan
90,000	8.50	07/15/2022	101,427

			1,306,358

TOTAL CORPORATE BONDS
(Cost $35,694,101)			$ 34,159,446

Emerging Market Debt – 3.9%

Federal Republic of Brazil
$ 100,000	12.25%	03/06/2030	$ 98,438
60,000	11.00	08/17/2040	49,125

Federal Republic of Brazil C-Bonds
149,000	8.00	04/15/2014	115,196

Federal Republic of Germany
2,000,000	5.25	07/04/2010	1,769,817

Grupo Industrial Durango SA
100,000	12.63	08/01/2003	101,486

Hanvit Bank†
170,000	11.75	03/01/2010	170,650

MRS Logistica SA
100,000	10.63	08/15/2005	88,392

National Power Corp.
240,000	7.63	11/15/2000	239,564

National Republic of Bulgaria#
490,000	2.75	07/28/2012	372,706

Petroleos Mexicanos#†
160,000	9.50	09/15/2027	166,400

PTC International Finance BV+
210,000	0.00/10.75	07/01/2007	155,400

Republic of France
2,050,000	5.00	07/12/2005	1,796,229

Republic of Panama
70,000	7.88	02/13/2002	69,256
390,793	7.93 #	05/14/2002	386,641
140,000	10.75	05/15/2020	142,371
160,000	9.38	04/01/2029	157,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Emerging Market Debt – (continued)

Republic of Peru#
$ 460,000	3.75%	03/07/2017	$ 298,713

Republic of Philippines
130,000	9.50	10/21/2024	124,069
270,000	10.63	03/16/2025	238,194

Republic of Poland+
150,000	0.00/4.00	10/27/2024	95,625

Republic of Turkey
80,000	11.75	06/15/2010	84,000

State of Qatar
130,000	9.50	05/21/2009	136,500
70,000	9.75 †	06/15/2030	72,581

TFM, SA de CV+
140,000	0.00/11.75	06/15/2009	109,200

United Mexican States
60,000	9.88	02/01/2010	64,275

TOTAL EMERGING MARKET DEBT
(Cost $7,035,101)			$ 7,102,528

Mortgage Backed Obligations – 21.4%

Federal Home Loan Mortgage Corp. (FHLMC) – 5.7%
$ 973,411	7.00%	11/01/2025	$ 953,602
746,675	6.00	11/01/2028	694,766
1,946,115	6.00	01/01/2029	1,810,821
7,000,000	7.50	TBA-30 yrΔ	6,962,250

			10,421,439

Federal National Mortgage Association (FNMA) – 5.8%
$ 189,939	6.50%	09/01/2025	$ 182,271
205,973	6.50	10/01/2025	197,658
262,255	6.50	11/01/2025	252,150
171,010	6.50	02/01/2028	163,724
876,781	6.50	03/01/2028	838,220
389,572	6.50	07/01/2028	372,438
55,800	6.50	08/01/2028	53,346
877,098	6.00	09/01/2028	815,754
415,988	6.50	11/01/2028	397,693
2,716,227	6.00	12/01/2028	2,526,255
497,654	6.50	12/01/2028	475,767
60,186	6.00	01/01/2029	55,977
37,479	6.50	01/01/2029	35,831
121,930	6.00	02/01/2029	113,402
629,502	6.00	03/01/2029	585,474
127,619	6.50	04/01/2029	121,957
136,655	6.50	05/01/2029	130,592
156,760	6.50	10/01/2029	149,805
1,000,000	7.00	11/01/2029	975,310
1,000,100	8.00	08/01/2030	1,009,631
1,000,000	8.50	TBA-30 yrΔ	1,019,062

			10,472,317

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – 6.6%
$ 150,729	6.50%	06/15/2023	$ 145,456
647,739	6.50	08/15/2023	625,081
1,171,091	6.50	09/15/2023	1,130,126
198,047	6.50	10/15/2023	191,119
1,782,164	6.50	11/15/2023	1,719,824
387,944	6.50	12/15/2023	374,374
665,175	6.50	01/15/2024	641,741
106,640	6.50	03/15/2024	102,883
1,357,353	6.50	04/15/2024	1,309,534
1,904,626	6.50	03/15/2026	1,834,173
941,807	6.50	05/15/2026	906,970
901,083	6.50	01/15/2029	864,760
245,518	8.00	10/15/2029	249,294
480,845	8.00	07/15/2030	488,044
1,273,816	8.00	08/15/2030	1,292,885

			11,876,264

Collateralized Mortgage Obligations (CMOs) – 3.3%
Inverse Floater# – 0.9%
FHLMC-GNMA Series 14, Class SB
$ 914,509	3.71%	06/25/2023	$ 718,109

FNMA Series 1993-248, Class SA
1,000,000	3.96	08/25/2023	869,945

			$ 1,588,054

Non-Agency CMOs – 2.4%
Asset Securitization Corp. Series 1997-D4, Class A 1D
$ 450,000	7.49%	04/14/2029	$ 454,302

CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
700,000	6.52	07/17/2007	680,596

CS First Boston Mortgage Securities Corp. Series 1999-C1, Class A1
954,634	6.91	01/15/2008	945,063

First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
300,000	7.30	12/18/2006	301,853

Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
2,000,000	6.39	02/15/2030	1,902,940

			$ 4,284,754

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)			$ 5,872,808

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $38,418,279)			$ 38,642,828

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 2.9%

U.S. Treasury Note
$1,800,000	5.75%	11/30/2002	$ 1,783,688
U.S. Treasury Principal-Only Stripped Securities @
2,000,000	6.10	11/15/2018	686,638
4,650,000	6.08	05/15/2020	1,464,606
1,290,000	5.99	11/15/2024	319,506
1,000,000	5.96	08/15/2025	238,349
3,310,000	5.92	08/15/2026	750,539

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,009,370)			$ 5,243,326

Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account II∧
$7,100,000	6.66%	09/01/2000	$ 7,100,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,100,000)			$ 7,100,000

TOTAL INVESTMENTS
(Cost $163,919,335)			$ 186,050,487

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

#	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2000.

Δ
TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally ± 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,156,110 at August 31, 2000.

+	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $163,919,335)	$186,050,487
Cash (a)	900,000
Receivables:
Investment securities sold	9,421,378
Interest and dividends, at value	1,052,930
Variation margin	160,771
Forward foreign currency exchange contracts, at value	93,216
Reimbursement from investment adviser	78,839
Fund shares sold	77,176
Other assets	10,223

Total assets	197,845,020

Liabilities:

Due to custodian	599,135
Payables:
Investment securities purchased	14,954,212
Fund shares repurchased	535,001
Amounts owed to affiliates	192,295
Forward sale contract, at value	929,062
Accrued expenses and other liabilities	60,696

Total liabilities	17,270,401

Net Assets:

Paid-in capital	155,500,515
Accumulated undistributed net investment income	2,189,502
Accumulated net realized gain from investment, futures, options and foreign currency related transactions	254,867
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currency	22,629,735

NET ASSETS	$180,574,619

Net asset value, offering and redemption price per share: (b)
Class A	$21.42
Class B	$21.27
Class C	$21.25
Institutional	$21.46
Service	$21.41

Shares outstanding:
Class A	6,332,281
Class B	1,587,217
Class C	407,509
Institutional	116,883
Service	794

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	8,444,684

(a)	Restricted cash relating to initial margin requirements and collateral on futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $22.67. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Interest	$ 7,062,157
Dividends (a)	1,080,922

Total income	8,143,079

Expenses:

Management fees	1,303,563
Distribution and Service fees (b)	844,254
Transfer Agent fees (c)	377,304
Custodian fees	189,959
Registration fees	59,552
Professional fees	47,686
Trustee fees	8,729
Amortization of deferred organization expenses	1,507
Other	102,056

Total expenses	2,934,610

Less — expense reductions	(350,424)

Net expenses	2,584,186

NET INVESTMENT INCOME	5,558,893

Realized and unrealized gain (loss) on investment, futures, options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	638,987
Options written	35,020
Futures transactions	731,379
Foreign currency related transactions	(6,765)
Net change in unrealized gain (loss) on:
Investments	14,367,213
Options written	(11,670)
Futures	695,504
Translation of assets and liabilities denominated in foreign currencies	130,383

Net realized and unrealized gain on investment, futures, options and foreign currency related transactions	16,580,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,138,944

(a)	Foreign taxes withheld on dividends were $4,197.
(b)	Class A, Class B and Class C had Distribution and Service fees of $378,767, $369,057 and $96,430, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $287,864, $70,121, $18,322, $991 and $6, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income	$ 5,558,893	$ 3,460,485	$ 6,835,375
Net realized gain (loss) from investment, futures, options and foreign currency related transactions	1,398,621	6,012,842	(3,394,596)
Net change in unrealized gain (loss) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	15,181,430	(7,516,307)	4,114,362

Net increase in net assets resulting from operations	22,138,944	1,957,020	7,555,141

Distributions to shareholders:

From net investment income
Class A Shares	(3,728,709)	(2,035,907)	(5,454,393)
Class B Shares	(664,618)	(312,410)	(858,147)
Class C Shares	(176,298)	(88,561)	(325,754)
Institutional Shares	(68,550)	(66,533)	(294,710)
Service Shares	(353)	(2,011)	(7,267)
From net realized gains
Class A Shares	(6,165,905)	—	—
Class B Shares	(1,496,998)	—	—
Class C Shares	(399,802)	—	—
Institutional Shares	(97,914)	—	—
Service Shares	(569)	—	—

Total distributions to shareholders	(12,799,716)	(2,505,422)	(6,940,271)

From share transactions:

Proceeds from sales of shares	14,022,180	22,988,417	116,979,156
Reinvestment of dividends and distributions	12,298,235	2,398,095	6,132,572
Cost of shares repurchased	(78,654,543)	(60,433,602)	(69,069,832)

Net increase (decrease) in net assets resulting from share transactions	(52,334,128)	(35,047,090)	54,041,896

TOTAL INCREASE (DECREASE)	(42,994,900)	(35,595,492)	54,656,766

Net assets:

Beginning of period	223,569,519	259,165,011	204,508,245

End of period	$180,574,619	$223,569,519	$259,165,011

Accumulated undistributed net investment income	$ 2,189,502	$ 1,302,040	$ 375,856

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 2000
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. However, the Fund does not amortize premiums on U.S. Government and corporate bonds.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $165,174,184. Accordingly, the gross unrealized gain on investments was $26,179,794 and the gross unrealized loss on investments was $5,303,491 resulting in a net unrealized gain of $20,876,303.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Forward Sales Contracts — The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years.

J.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

GOLDMAN SACHS BALANCED FUND

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management, (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.06% (.01% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $342,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $8,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $22,000 during the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis) of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $99,000, $64,000 and $29,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the year ended August 31, 2000, were $300,414,813 and $351,951,681, respectively. Included in these amounts are purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $205,615,990 and $201,945,316, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $26,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000
4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At August 31, 2000, forward foreign currency exchange contracts were as follows:

Open Forward Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized Gain

Euro expiring 10/13/2000	$3,726,992	$3,633,776	$93,216

        The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

For the year ended August 31, 2000, written call option transactions in the Fund were as follows:

Written Options	Number of Contracts	Premium Received

Balance outstanding, beginning of year	172	$ 35,020
Options assigned	(94)	(14,207)
Options expired	(78)	(20,813)

Balance outstanding, end of year	—	$ —

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long/(Short)	Settlement Month	Market Value	Unrealized Gain(Loss)

Euro Dollars	12	March 2003	$ 2,795,700	$ 9,677
Euro Dollars	12	March 2004	2,794,200	8,577
Euro Dollars	12	June 2003	2,795,250	9,227
Euro Dollars	12	June 2004	2,793,300	8,577
Euro Dollars	12	September 2002	2,795,850	10,902
Euro Dollars	12	September 2003	2,795,100	9,177
Euro Dollars	12	December 2002	2,794,050	10,152
Euro Dollars	12	December 2003	2,793,000	8,727
S&P 500 Index	39	September 2000	14,831,700	333,412
2 Year U.S. Treasury Note	10	December 2000	1,994,844	1,981
5 Year U.S. Treasury Note	(167)	December 2000	(16,710,438)	(42,033)
10 Year U.S. Treasury Note	32	December 2000	3,202,500	590
20 Year U.S. Treasury Bond	5	September 2000	501,875	35,639
20 Year U.S. Treasury Bond	3	December 2000	301,313	2,001

			$26,478,244	$406,606

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2000
6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $7,100,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $32,903 from accumulated undistributed net investment income to accumulated net realized gain from investment, futures, options and foreign currency related transactions and $2,640 from paid-in capital to accumulated net realized gain from investment, futures, options and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS BALANCED FUND

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

Goldman Sachs Balanced Fund — Tax Information (unaudited)

For the year ended August 31, 2000, 17.77% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $2,481,606 as capital gains dividends paid during its year ended August 31, 2000.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000
	Shares	Dollars

Class A Shares
Shares sold	472,085	$ 9,684,221
Reinvestments of dividends and distributions	478,974	9,686,061
Shares repurchased	(2,930,304)	(60,263,205)

	(1,979,245)	(40,892,923)

Class B Shares
Shares sold	153,476	3,127,574
Reinvestments of dividends and distributions	97,539	1,962,412
Shares repurchased	(663,521)	(13,518,116)

	(412,506)	(8,428,130)

Class C Shares
Shares sold	47,375	974,400
Reinvestments of dividends and distributions	25,220	506,596
Shares repurchased	(222,853)	(4,520,537)

	(150,258)	(3,039,541)

Institutional Shares
Shares sold	11,157	233,723
Reinvestments of dividends and distributions	7,030	142,244
Shares repurchased	(17,090)	(350,812)

	1,097	25,155

Service Shares
Shares sold	112	2,262
Reinvestments of dividends and distributions	46	922
Shares repurchased	(91)	(1,873)

	67	1,311

NET DECREASE	(2,540,845)	$(52,334,128)

GOLDMAN SACHS BALANCED FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	690,947	$14,334,527	3,748,039	$76,506,479
Reinvestments of dividends and distributions	96,208	1,976,640	241,188	4,838,697
Shares repurchased	(1,873,693)	(38,906,818)	(2,655,783)	(53,412,703)

	(1,086,538)	(22,595,651)	1,333,444	27,932,473

Class B Shares
Shares sold	222,544	4,589,209	1,305,421	26,769,887
Reinvestments of dividends and distributions	13,623	279,018	37,761	751,177
Shares repurchased	(392,771)	(8,099,668)	(357,101)	(7,118,524)

	(156,604)	(3,231,441)	986,081	20,402,540

Class C Shares
Shares sold	109,915	2,268,065	532,005	10,982,657
Reinvestments of dividends and distributions	3,746	76,630	13,484	268,120
Shares repurchased	(258,346)	(5,306,034)	(281,904)	(5,604,206)

	(144,685)	(2,961,339)	263,585	5,646,571

Institutional Shares
Shares sold	86,577	1,782,979	108,930	2,247,577
Reinvestments of dividends and distributions	3,129	63,796	13,275	267,312
Shares repurchased	(365,015)	(7,628,710)	(143,532)	(2,931,934)

	(275,309)	(5,781,935)	(21,327)	(417,045)

Service Shares
Shares sold	682	13,637	22,926	472,556
Reinvestments of dividends and distributions	99	2,011	375	7,266
Shares repurchased	(24,012)	(492,372)	(123)	(2,465)

	(23,231)	(476,724)	23,178	477,357

NET INCREASE (DECREASE)	(1,686,367)	$(35,047,090)	2,584,961	$54,041,896

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain(loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$20.38	$0.60	(c)	$ 1.75	$2.35	$(0.50)	$ —	$(0.81)	$(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73	2.18	(0.36)	—	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74	2.19	(0.36)	—	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75	2.46	(0.58)	—	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74	2.33	(0.48)	—	(0.81)	(1.29)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13	(0.23)	—	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)	0.04	(0.15)	—	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)	0.04	(0.15)	—	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18	(0.27)	—	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)	0.08	(0.18)	—	—	(0.18)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78	(0.59)	—	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20	0.84	(0.65)	—	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21	0.74	(0.55)	—	—	(0.55)

1998 - Class A Shares	18.78	0.57		2.66	3.23	(0.56)	—	(1.16)	(1.72)
1998 - Class B Shares	18.73	0.50		2.57	3.07	(0.42)	(0.02)	(1.16)	(1.60)
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49	(0.22)	(0.04)	(1.16)	(1.42)
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58	(0.23)	(0.08)	(1.16)	(1.47)
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54	(0.22)	(0.06)	(1.16)	(1.44)

1997 - Class A Shares	17.31	0.66		2.47	3.13	(0.66)	—	(1.00)	(1.66)
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76	(0.42)	(0.07)	(1.00)	(1.49)

1996 - Class A Shares	14.22	0.51		3.43	3.94	(0.50)	—	(0.35)	(0.85)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate (d)

$21.42	12.00%	$135,632	1.12%		2.94%		1.29%		2.77%		153.69%
21.27	11.17	33,759	1.87		2.19		2.04		2.02		153.69
21.25	11.23	8,658	1.87		2.19		2.04		2.02		153.69
21.46	12.59	2,509	0.72		3.46		0.89		3.29		153.69
21.41	11.89	17	1.22		2.86		1.39		2.69		153.69

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90.41
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90.41
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90.41
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90.41
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90.41

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175.06
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175.06
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175.06
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175.06
20.47	3.80	490	1.23		2.77		1.45		2.55		175.06

20.29	17.54	163,636	1.00		2.94		1.57		2.37		190.43
20.20	16.71	23,639	1.76		2.14		2.07		1.83		190.43
20.17	2.49	8,850	1.77	(b)	2.13	(b)	2.08	(b)	1.82	(b)	190.43
20.29	2.93	8,367	0.76	(b)	3.13	(b)	1.07	(b)	2.82	(b)	190.43
20.28	2.66	16	1.26	(b)	2.58	(b)	1.57	(b)	2.27	(b)	190.43

18.78	18.59	81,410	1.00		3.76		1.77		2.99		208.11
18.73	16.22	2,110	1.75	(b)	2.59	(b)	2.27	(b)	2.07	(b)	208.11

17.31	28.10	50,928	1.00		3.65		1.90		2.75		197.10

GOLDMAN SACHS BALANCED FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 98.8%

Banks – 6.4%
290,233	Citigroup, Inc.	$ 16,942,371
709,300	Firstar Corp.	16,934,537

		33,876,908

Computer Hardware – 3.2%
247,100	Cisco Systems, Inc.*	16,957,237

Computer Software – 10.0%
246,000	Amdocs Ltd.*	17,573,625
125,000	International Business Machines, Inc.	16,500,000
145,000	Rational Software Corp.*	18,659,687

		52,733,312

Drugs – 3.1%
233,100	Merck & Co., Inc.	16,287,863

Electrical Equipment – 6.4%
186,500	Comverse Technology, Inc.*	17,146,344
254,500	Teradyne, Inc. ~	16,494,781

		33,641,125

Electrical Utilities – 3.3%
175,800	Calpine Corp.*	17,404,200

Energy Resources – 9.6%
267,700	Anadarko Petroleum Corp.	17,606,629
191,900	Enron Corp.	16,287,512
362,300	The Williams Cos., Inc.	16,688,444

		50,582,585

Entertainment – 3.1%
246,300	Viacom, Inc. Class B*	16,579,069

Financial Services – 9.5%
288,900	General Electric Co.	16,954,819
345,400	Household International, Inc.	16,579,200
476,600	MBNA Corp.	16,829,937

		50,363,956

Industrial Parts – 6.4%
298,400	Tyco International Ltd.	17,008,800
271,800	United Technologies Corp.	16,970,512

		33,979,312

Information Services – 3.2%
350,400	First Data Corp.	16,709,700

Media – 9.0%
749,800	AT&T Corp.-Liberty Media Corp.*	16,026,975
241,800	Cablevision Systems Corp.*	16,261,050
210,200	Clear Channel Communications, Inc.*	15,213,225

		47,501,250

Medical Products – 3.3%
255,000	Guidant Corp.*	17,164,687

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 3.1%
192,200	Schlumberger Ltd.	$ 16,397,063

Property Insurance – 3.2%
189,450	American International Group, Inc.	16,884,731

Security/Asset Management – 3.2%
442,200	The Charles Schwab Corp.	16,886,513

Semiconductors – 3.2%
238,500	Linear Technology Corp.	17,157,094

Telephone – 3.0%
458,200	NEXTLINK Communications, Inc.*	16,065,638

Tobacco – 3.1%
550,300	Philip Morris Cos., Inc.	16,302,638

Wireless – 3.5%
335,500	Nextel Communications, Inc.*	18,599,281

TOTAL COMMON STOCKS
(Cost $485,166,741)		$ 522,074,162

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.3%

Joint Repurchase Agreement Account II ∧
$1,400,000	6.66%	09/01/2000	$ 1,400,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,400,000)			$ 1,400,000

TOTAL INVESTMENTS
(Cost $486,566,741)			$523,474,162

*	Non-income producing security.

~	Common stock rights attached to this security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $486,566,741)	$523,474,162
Cash	143,252
Receivables:
Fund shares sold	30,897,499
Reimbursement from adviser	225,383
Dividends and interest	192,966

Total assets	554,933,262

Liabilities:

Payables:
Investment securities purchased	25,288,101
Amounts owed to affiliates	651,715
Fund shares repurchased	299,149
Accrued expenses and other liabilities	313,880

Total liabilities	26,552,845

Net Assets:

Paid-in capital	492,745,518
Accumulated net realized loss on investment transactions	(1,272,522)
Net unrealized gain on investments	36,907,421

NET ASSETS	$528,380,417

Net asset value, offering and redemption price per share: (a)
Class A	$10.77
Class B	$10.76
Class C	$10.77
Institutional	$10.78
Service	$10.78

Shares outstanding:
Class A	20,219,850
Class B	18,717,945
Class C	8,952,835
Institutional	1,175,807
Service	1,120

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	49,067,557

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.40. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Operations
For the Period Ended August 31, 2000 (a)
Investment income:

Dividends	$ 281,053
Interest	9,836

Total income	290,889

Expenses:

Management fees	623,564
Distribution and Service fees (b)	411,466
Registration fees	235,877
Transfer Agent fees (c)	116,932
Printing fees	97,136
Custodian fees	27,025
Professional fees	18,000
Other	7,582

Total expenses	1,537,582

Less — expense reductions	(345,712)

Net expenses	1,191,870

NET INVESTMENT LOSS	(900,981)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(1,272,522)
Net unrealized gain on investments	36,907,421

Net realized and unrealized gain on investment transactions	35,634,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,733,918

(a)	Commencement date of operations was June 19, 2000 for all share classes.
(b)	Class A, Class B and Class C had Distribution and Service fees of $67,271, $237,495 and $106,700, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $51,124, $45,123, $20,273, $411 and $1, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS RESEARCH SELECT FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 2000 (a)

From operations:

Net investment loss	$ (900,981)
Net realized loss on investment transactions	(1,272,522)
Unrealized gain on investments	36,907,421

Net increase in net assets resulting from operations	34,733,918

From share transactions:

Proceeds from sales of shares	503,337,356
Cost of shares repurchased	(9,690,857)

Net increase in net assets resulting from share transactions	493,646,499

TOTAL INCREASE	528,380,417

Net assets:

Beginning of period	—

End of period	$528,380,417

Accumulated net investment loss	—

(a)	Commencement date of operations was June 19, 2000 for all share classes.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific-expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

D.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $487,502,094. Accordingly, the gross unrealized gain on investments was $43,743,330 and the gross unrealized loss on investments was $7,771,262 resulting in a net unrealized gain of $35,972,068.

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

            During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund.

        For the period ended August 31, 2000, the adviser reimbursed approximately $344,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended August 31, 2000, custody fees were reduced by approximately $2,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $951,000 for the period ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $352,000, $234,000, and $66,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the period ended August 31, 2000, were $504,234,877 and $17,795,614, respectively.
For the period ended August 31, 2000, Goldman Sachs earned approximately $20,000 of brokerage commissions from portfolio transactions.

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended August 31, 2000, the Fund did not have any borrowings under this facility.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $1,400,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS RESEARCH SELECT FUND

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2000 (a)
	Shares	Dollars

Class A Shares
Shares sold	20,575,834	$206,719,550
Shares repurchased	(355,984)	(3,608,374)

	20,219,850	203,111,176

Class B Shares
Shares sold	18,789,070	188,934,348
Shares repurchased	(71,125)	(724,005)

	18,717,945	188,210,343

Class C Shares
Shares sold	8,987,442	90,662,633
Shares repurchased	(34,607)	(356,002)

	8,952,835	90,306,631

Institutional Shares
Shares sold	1,676,491	17,008,949
Shares repurchased	(500,684)	(5,002,476)

	1,175,807	12,006,473

Service Shares
Shares sold	1,120	11,876

	1,120	11,876

NET INCREASE	49,067,557	$493,646,499

(a)	Commencement date of operations was June 19, 2000 for all share classes.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $900,981 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from investment operations

	Net asset value, beginning of period	Net investment loss (c)	Net realized and unrealized gain	Total from investment operations

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	$10.00	$(0.02)	$0.79	$0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS RESEARCH SELECT FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets (b)	Ratio of net investment loss to average net assets (b)	Ratio of expenses to average net assets (b)	Ratio of net investment loss to average net assets (b)	Portfolio turnover rate

$10.77	7.70%	$217,861	1.50%	(1.04)%	2.05%	(1.59)%	5.04%
10.76	7.60	201,437	2.25	(1.79)	2.80	(2.34)	5.04
10.77	7.70	96,393	2.25	(1.78)	2.80	(2.33)	5.04
10.78	7.80	12,677	1.10	(0.50)	1.65	(1.05)	5.04
10.78	7.70	12	1.60	(1.13)	2.15	(1.68)	5.04

GOLDMAN SACHS RESEARCH SELECT FUND
Report of Independent Accountants

To the Shareholders and Board of Trustees of Goldman Sachs Trust — Research Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Research Select Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000
PART C
OTHER INFORMATION
Item 23. Exhibits
         --------

          The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman
Sachs Trust's Registration Statement on Form N-1A (Accession No.
000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration
Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No.
29 to such Registration Statement (Accession No. 0000950130-97-000573); to
Post-Effective Amendment No. 31 to such Registration Statement (Accession No.
0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration
Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No.
40 to such Registration Statement (Accession No. 0000950130-97-004495); to
Post-Effective Amendment No. 41 to such Registration Statement (Accession No
0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration
Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No.
44 to such Registration Statement (Accession No. 0000950130-98-002160); to
Post-Effective Amendment No. 46 to such Registration Statement (Accession No.
0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration
Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No.
48 to such Registration Statement (Accession No. 0000950109-98-005275); to
Post-Effective Amendment No. 50 to such Registration Statement (Accession No.
0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration
Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No.
52 to such Registration Statement (Accession No. 0000950130-99-000742); to
Post-Effective Amendment No. 53 to such Registration Statement (Accession No.
0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration
Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No.
55 to such Registration Statement (Accession No. 0000950109-99-002544); to
Post-Effective Amendment No. 56 to such Registration Statement (Accession No.
0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration
Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No.
58 to such Registration Statement (Accession No. 0000950109-99-004208); to
Post-Effective Amendment No. 59 to such Registration Statement (Accession No.
0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration
Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 61 to such Registration
Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 62 to such Registration
Statement (Accession No. 0000950109-00-000585); to Post-Effective Amendment No.
63 to such Registration Statement (Accession No. 0000950109-00-001365); to
Post-Effective Amendment No. 64 to such Registration Statement (Accession No.
0000950130-00-002072); to Post-Effective Amendment No. 65 to such Registration
Statement (Accession No. 0000950130-00-002509); to Post-Effective Amendment No.
66 to such Registration Statement (Accession No. 0000950130-00-003033); to
Post-Effective Amendment No. 67 to such Registration Statement (Accession No.
0000950130-00-003405) and to Post-

                                      -1-

Effective Amendment No. 68 to such Registration Statement (Accession No.
0000950109-00-500123).

          (a)(1).   Agreement and Declaration of Trust dated January 28, 1997.
                    (Accession No. 0000950130-97-000573.)

          (a)(2).   Amendment No. 1 dated April 24, 1997 to Agreement and
                    Declaration of Trust January 28, 1997. (Accession No.
                    0000950130-97-004495.)

          (a)(3).   Amendment No. 2 dated July 21, 1997 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-97-004495.)

          (a)(4).   Amendment No. 3 dated October 21, 1997 to the Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-98-000676.)

          (a)(5)    Amendment No. 4 dated January 28, 1998 to the Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-98-000676.)

          (a)(6).   Amendment No. 5 dated April 23, 1998 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-98-004845.)

          (a)(7).   Amendment No. 6 dated July 22, 1998 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-98-004845.)

          (a)(8).   Amendment No. 7 dated November 3, 1998 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-98-006081.)

          (a)(9).   Amendment No. 8 dated January 22, 1999 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-99-000742.)

          (a)(10).  Amendment No. 9 dated April 28, 1999 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950109-99-002544.)

          (a)(11).  Amendment No. 10 dated July 27, 1999 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-99-005294.)

                                      -2-

          (a)(12).  Amendment No. 11 dated July 27, 1999 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-99-005294.)

          (a)(13).  Amendment No. 12 dated October 26, 1999 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-99-004208.)

          (a)(14).  Amendment No. 13 dated February 3, 2000 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950109-00-000585.)

          (a)(15).  Amendment No. 14 dated April 26, 2000 to Agreement and
                    Declaration of Trust as amended, dated January 28, 1997.
                    (Accession No. 0000950130-00-002509.)

          (a)(16).  Amendment No. 15 dated August 1, 2000 to Agreement and
                    Declaration of Trust, as amended, dated January 28, 1997.
                    (Accession No. 0000950109-00-500123).

          (b).      Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No.
                    0000950130-97-000573.)

          (b)(2).   Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated July 27,
                    1999. (Accession No. 0000950130-99-005294.)

          (c).      Not applicable.

          (d)(1).   Management Agreement dated April 30, 1997 between
                    Registrant, on behalf of Goldman Sachs Short Duration
                    Government Fund, and Goldman Sachs Funds Management, L.P.
                    (Accession No. 0000950130-98-000676.)

          (d)(2).   Management Agreement dated April 30, 1997 between
                    Registrant, on behalf of Goldman Sachs Adjustable Rate
                    Government Fund, and Goldman Sachs Funds Management, L.P.
                    (Accession No. 0000950130-98-000676.)

          (d)(3).   Management Agreement dated April 30, 1997 between
                    Registrant, on behalf of Goldman Sachs Short Duration
                    Tax-Free Fund, and Goldman Sachs Asset Management.
                    (Accession No. 0000950130-98-000676.)

                                      -3-

          (d)(4).   Management Agreement dated April 30, 1997 between
                    Registrant, on behalf of Goldman Sachs Core Fixed Income
                    Fund, and Goldman Sachs Asset Management. (Accession No.
                    0000950130-98-000676.)

          (d)(5).   Management Agreement dated April 30, 1997 between the
                    Registrant, on behalf of Goldman Sachs - Institutional
                    Liquid Assets, and Goldman Sachs Asset Management.
                    (Accession No. 0000950130-98-000676.)

          (d)(6).   Management Agreement dated April 30, 1997 between
                    Registrant, Goldman Sachs Asset Management, Goldman Sachs
                    Fund Management L.P. and Goldman, Sachs Asset Management
                    International. (Accession No. 0000950109-98-005275.)

          (d)(7).   Management Agreement dated January 1, 1998 on behalf of the
                    Goldman Sachs Asset Allocation Portfolios and Goldman Sachs
                    Asset Management. (Accession No. 0000950130-98-000676.)

          (d)(8).   Amended Annex A to Management Agreement dated January 1,
                    1998 on behalf of the Goldman Sachs Asset Allocation
                    Portfolios and Goldman Sachs Asset Management (Conservative
                    Strategy Portfolio) (Accession No. 0000950130-99-000742.)

          (d)(9).   Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544.)

          (d)(10).  Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294.)

          (d)(11).  Amended Annex A dated October 26, 1999 to Management
                    Agreement dated April 30, 1997. (Accession No.
                    0000950130-99-004208.)

          (d)(12).  Amended Annex A dated February 3, 2000 to Management
                    Agreement dated April 30, 1997 (Accession No.
                    0000950109-00-001365.)

          (d)(13).  Amended Annex A dated April 26, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950130-00-002509).

                                      -4-

          (e).      Distribution Agreement dated April 30, 1997 as amended April
                    26, 2000 between Registrant and Goldman Sachs & Co.
                    (Accession No. 0000950130-00-003405).

          (f).      Not applicable.

          (g)(1).   Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No.
                    0000950130-95-002856.)

          (g)(2).   Custodian Agreement dated December 27, 1978 between
                    Registrant and State Street Bank and Trust Company, on
                    behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965.)

          (g)(3).   Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of
                    Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian
                    Agreement, filed as Exhibit 8(b). (Accession No.
                    0000950130-98-000965.)

          (g)(4).   Amendment dated May 28, 1981 to the Custodian Agreement
                    referred to above as Exhibit (g)(2) (Accession No.
                    0000950130-98-000965.)

          (g)(5).   Fee schedule relating to the Custodian Agreement between
                    Registrant on behalf of the Goldman Sachs Asset Allocation
                    Portfolios and State Street Bank and Trust Company.
                    (Accession No. 0000950130-97-004495.)

          (g)(6).   Letter Agreement dated June 14, 1984 between Registrant and
                    State Street Bank and Trust Company, on behalf of Goldman
                    Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as
                    Exhibit 8(d). (Accession No. 0000950130-98-000965.)

          (g)(7).   Letter Agreement dated March 29, 1983 between Registrant and
                    State Street Bank and Trust Company, on behalf of Goldman
                    Sachs - Institutional Liquid Assets, pertaining to the
                    latter's designation of Bank of America, N.T. and S.A. as
                    its subcustodian and certain other matters, filed as Exhibit
                    8(f). (Accession No. 0000950130-98-000965.)

          (g)(8).   Letter Agreement dated March 21, 1985 between Registrant and
                    State Street Bank and Trust Company, on behalf of Goldman
                    Sachs - Institutional Liquid Assets, pertaining to the
                    creation of a

                                      -5-

                    joint repurchase agreement account, filed as Exhibit 8(g).
                    (Accession No. 0000950130-98-000965.)

          (g)(9).   Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets,
                    authorizing State Street Bank and Trust Company to permit
                    redemption of units by check, filed as Exhibit 8(h).
                    (Accession No. 0000950130-98-000965.)

          (g)(10).  Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street
                    Bank and Trust Company, on behalf of Goldman Sachs -
                    Institutional Liquid Assets, pertaining to transfers of
                    funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965.)

          (g)(11).  Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of
                    Goldman Sachs - Institutional Liquid Assets, amending the
                    Custodian Agreement. (Accession No. 0000950130-98-000965.)

          (g)(12).  Letter Agreement dated July 22, 1986 between Registrant and
                    State Street Bank and Trust Company, on behalf of Goldman
                    Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965.)

          (g)(13).  Letter Agreement dated June 20, 1987 between Registrant and
                    State Street Bank and Trust Company, on behalf of Goldman
                    Sachs - Institutional Liquid Assets, amending the Custodian
                    Agreement. (Accession No. 0000950130-98-000965.)

          (g)(14).  Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs -
                    Institutional Liquid Assets, pertaining to the latter's
                    designation of Security Pacific National Bank as its
                    subcustodian and certain other matters. (Accession No.
                    0000950130-98-000965.)

          (g)(15).  Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets.
                    Accession No. 0000950130-98-000965.)

          (g)(16).  Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on

                                      -6-

                    behalf of Goldman Sachs - Institutional Liquid Assets.
                    Accession No. 0000950130-98-000965.)

          (g)(17).  Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman
                    Sachs Capital Growth Fund. (Accession No.
                    0000950130-98-006081.)

          (g)(18).  Sub-Custodian Agreement dated March 29, 1983 between State
                    Street Bank and Trust Company and Bank of America, National
                    Trust and Savings Association on behalf of Goldman Sachs
                    Institutional Liquid Assets. (Accession No.
                    0000950130-98-006081.)

          (g)(19).  Fee schedule dated January 8, 1999 relating to Custodian
                    Agreement dated April 6, 1990 between Registrant and State
                    Street Bank and Trust Company (Conservative Strategy
                    Portfolio). (Accession No. 0000950130-99-000742.)

          (g)(20).  Fee schedule dated April 12, 1999 relating to Custodian
                    Agreement dated April 6, 1990 between Registrant and State
                    Street Bank and Trust Company (Strategic Growth and Growth
                    Opportunities Portfolios). (Accession No.
                    0000950109-99-002544.)

          (g)(21).  Fee schedule dated July 19, 1999 relating to Custodian
                    Agreement dated April 6, 1990 between Registrant and State
                    Street Bank and Trust Company (Internet Tollkeeper Fund).
                    (Accession No. 0000950130-99-005294.)

          (g)(22).  Fee schedule dated October 1, 1999 relating to the Custodian
                    Agreement dated April 6, 1990 between Registrant and State
                    Street Bank and Trust Company (Large Cap Value Fund).
                    (Accession No. 0000950130-99-006810.)

          (g)(23).  Fee schedule dated January 12, 2000 relating to Custodian
                    Agreement dated April 6, 1990 between Registrant and State
                    Street Bank and Trust Company (CORE Tax-Managed Equity
                    Fund). (Accession No. 0000950109-00-000585.)

          (g)(24).  Fee schedule dated January 6, 2000 relating to Custodian
                    Agreement dated July 15, 1991 between Registrant and State
                    Street Bank and Trust Company (High Yield Municipal Fund).
                    (Accession No. 0000950109-00-000585.)

          (g)(25).  Fee schedule dated April 14, 2000 relating to Custodian
                    Agreement dated April 6, 1990 to between Registrant and
                    State

                                      -7-

                    Street Bank and Trust Company (Research Select Fund).
                    (Accession No. 0000950130-00-002509.)

          (g)(26).  Fee schedule dated April 14, 2000 relating to Custodian
                    Agreement dated July 15, 1991 between Registrant and State
                    Street Bank and Trust Company (Enhanced Income Fund).
                    (Accession No. 0000950130-00-002509.)

          (g)(27).  Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company.
                    (Accession No. 0000950109-00-000585.)

          (g)(28).  Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to
                    Custodian Agreement dated December 27, 1978. (Accession No.
                    0000950109-00-000585.)

          (g)(29).  Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to
                    Custodian Agreement dated April 6, 1990. (Accession No.
                    0000950109-00-000585.)

          (g)(30).  Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to
                    Custodian Agreement dated July 15, 1991. (Accession No.
                    0000950109-00-000585.)

          (h)(1).   Wiring Agreement dated June 20, 1987 among Goldman, Sachs &
                    Co., State Street Bank and Trust Company and The Northern
                    Trust Company. (Accession No. 0000950130-98-000965.)

          (h)(2).   Letter Agreement dated June 20, 1987 regarding use of
                    checking account between Registrant and The Northern Trust
                    Company. (Accession No. 0000950130-98-000965.)

          (h)(3).   Transfer Agency Agreement dated July 15, 1991 between
                    Registrant and Goldman, Sachs & Co. (Accession No.
                    0000950130-95-002856.)

          (h)(4).   Fee schedule relating to Transfer Agency Agreement between
                    Registrant on behalf of the Goldman Sachs Asset Allocation
                    Portfolios and Goldman, Sachs & Co. (Accession No.
                    0000950130-97-004495.)

          (h)(5).   Fee Schedule dated July 31, 1998 relating to Transfer Agency
                    Agreement between Registrant and Goldman, Sachs & Co. on

                                      -8-

                    behalf of ILA Money Market Funds. (Accession No.
                    0000950130-98-006081.)

          (h)(6).   Transfer Agency Agreement dated May 1, 1988 between Goldman
                    Sachs Institutional Liquid Assets and Goldman, Sachs & Co.
                    (Accession No. 0000950130-98-006081.)

          (h)(7).   Transfer Agency Agreement dated April 30, 1997 between
                    Registrant and Goldman, Sachs & Co. on behalf of the
                    Financial Square Funds. (Accession No.
                    0000950130-98-006081.)

          (h)(8).   Transfer Agency Agreement dated April 6, 1990 between
                    GS-Capital Growth Fund, Inc. and Goldman Sachs & Co.
                    (Accession No. 0000950130-98-006081.)

          (h)(9).   Goldman Sachs - Institutional Liquid Assets Administration
                    Class Administration Plan dated April 22, 1998. (Accession
                    No. 0000950130-98-006081.)

          (h)(10).  Goldman Sachs - Institutional Liquid Assets Service Class
                    Service Plan dated April 22, 1998. (Accession No.
                    0000950130-98-006081.)

          (h)(11).  Cash Management Shares Service Plan dated May 1, 1998.
                    (Accession No. 0000950130-98-006081.)

          (h)(12).  Form of Retail Service Agreement on behalf of Goldman Sachs
                    Trust relating to Class A Shares of Goldman Sachs Asset
                    Allocation Portfolios, Goldman Sachs Fixed Income Funds,
                    Goldman Sachs Domestic Equity Funds and Goldman Sachs
                    International Equity Funds. (Accession No.
                    0000950130-98-006081.)

          (h)(13).  Form of Supplemental Service Agreement on behalf of Goldman
                    Sachs Trust relating to the Administrative Class, Service
                    Class and Cash Management Class of Goldman Sachs -
                    Institutional Liquid Assets Portfolios. (Accession No.
                    0000950130-98-006081.)

          (h)(14).  Form of Supplemental Service Agreement on behalf of Goldman
                    Sachs Trust relating to the FST Shares, FST Preferred
                    Shares, FST Administration Shares and FST Service Shares of
                    Goldman Sachs Financial Square Funds. (Accession No.
                    0000950130-98-006081.)

          (h)(15).  Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Select Class, the Preferred Class, the
                    Administration Class, the Service Class and the Cash
                    Management Class, as

                                      -9-

                    applicable, of Goldman Sachs Financial Square Funds, Goldman
                    Sachs - Institutional Liquid Assets Portfolios, Goldman
                    Sachs Fixed Income Funds, Goldman Sachs Domestic Equity
                    Funds, Goldman Sachs International Equity Funds and Goldman
                    Sachs Asset Allocation Portfolios. (Accession No.
                    0000950130-00-002509.)

          (h)(16).  FST Select Shares Plan dated October 26, 1999. (Accession
                    No. 0000950130-99-006810.)

          (h)(17).  FST Administration Class Administration Plan dated April 25,
                    2000. (Accession No. 0000950130-00-002509.)

          (h)(18).  FST Service Class Service Plan dated April 25, 2000.
                    (Accession No. 0000950130-00-002509.)

          (h)(19).  FST Preferred Class Preferred Administration Plan dated
                    April 25, 2000. (Accession No. 0000950130-00-002509.)

          (h)(20).  Service Class Service Plan dated April 25, 2000. (Accession
                    No. 0000950130-00-002509.)

          (h)(21).  Administration Class Administration Plan dated April 26,
                    2000. (Accession No. 0000950130-00-002509.)

          (i)(1).   Opinion of Drinker, Biddle & Reath LLP. (With respect to the
                    Asset Allocation Portfolios). (Accession No.
                    0000950130-97-004495.)

          (i)(2).   Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No.
                    0000950130-97-001846.)

          (i)(3).   Opinion of Drinker Biddle & Reath LLP. (With respect to
                    Japanese Equity and International Small Cap). (Accession No.
                    0000950130-98-003563.)

          (i)(4).   Opinion of Drinker Biddle & Reath LLP. (With respect to Cash
                    Management Shares). (Accession No. 0000950130-98-003563.)

          (i)(5).   Opinion of Drinker Biddle & Reath LLP. (With respect to the
                    European Equity Fund). (Accession No. 0000950130-98-006081.)

          (i)(6).   Opinion of Drinker Biddle & Reath LLP. (With respect to the
                    CORE Large Cap Value Fund). (Accession No.
                    0000950130-98-006081.)

                                      -10-

          (i)(7).   Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Conservative Strategy Portfolio). (Accession No.
                    0000950130-99-001069.)

          (i)(8).   Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Strategic Growth and Growth Opportunities Portfolios).
                    (Accession No. 0000950109-99-002544.)

          (i)(9).   Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Internet Tollkeeper Fund). Accession No.
                    0000950109-99-004208.)

          (i)(10).  Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Large Cap Value Fund). (Accession No. 0000950130-99-006810.)

          (i)(11).  Opinion of Drinker Biddle & Reath LLP (with respect to FST
                    Select Shares). (Accession No. 0000950109-00-000585.)

          (i)(12).  Opinion of Drinker Biddle & Reath LLP (with respect to the
                    High Yield Municipal Fund). (Accession No.
                    0000950109-00-001365.)

          (i)(13).  Opinion of Drinker Biddle & Reath LLP (with respect to the
                    CORE Tax-Managed Equity Fund). (Accession No.
                    0000950109-00-001365.)

          (i)(14).  Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Research Select Fund). (Accession No.
                    0000950109-00-500123).
          (i)(15).  Opinion of Drinker Biddle & Reath LLP (with respect to the
                    Enhanced Income Fund). (Accession No.
                    0000950109-00-500123).

          (i)(16)   Opinion of Drinker Biddle & Reath LLP (with respect to Cash
                    Management Shares of certain ILA Portfolios). (Accession No.
                    0000950109-00-500123).

          (j).      None.

          (k).      Not applicable.

          (l).      Not applicable.

          (m)(1).   Class A Distribution and Service Plan amended and restated
                    as of September 1, 1998. (Accession No.
                    0000950130-98-004845.)

                                      -11-

          (m)(2).   Class B Distribution and Service Plan amended and restated
                    as of September 1, 1998. (Accession No.
                    0000950130-98-004845.)

          (m)(3).   Class C Distribution and Service Plan amended and restated
                    as of September 1, 1998. (Accession No.
                    0000950130-98-004845.)

          (m)(4).   Cash Management Shares Plan of Distribution pursuant to Rule
                    12b-1 dated May 1, 1998. (Accession No.
                    0000950130-98-006081.)

          (n).      None.

          (o).      Plan dated October 26, 1999 entered into by Registrant
                    pursuant to Rule 18f-3. (Accession No.
                    0000950130-99-006810.)

          (p)(1).   Code of Ethics - Goldman Sachs Trust and Goldman Sachs
                    Variable Insurance Trust, dated April 23, 1997, as amended
                    October 21, 1997 and April 25, 2000. (Accession No.
                    0000950130-00-002509.)

          (p)(2).   Code of Ethics - Goldman Sachs Asset Management, Goldman
                    Sachs Funds Management L.P. and Goldman Sachs Asset
                    Management International, effective January 23, 1991 (as
                    revised April 1, 2000). (Accession No.
                    0000950130-00-002509.)

          (q)(1).   Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch,
                    Smart, Springer, Strubel, McNulty, Mosior, Gilman,
                    Perlowski, Richman, Surloff, Mmes. McPherson, Mucker and
                    Taylor. (Accession No. 0000950130-97-000805.)

          (q)(2).   Powers of Attorney dated October 21, 1997 on behalf of James
                    A. Fitzpatrick and Valerie A. Zondorak. (Accession No.
                    0000950130-98-000676.)

          (q)(3).   Power of Attorney dated November 15, 2000 on behalf of
                    Patrick T. Harker (Accession No. 0000950109-00-500123).

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

          (j)(1)    Consent of PricewaterhouseCoopers LLP.
          (j)(2)    Consent of Arthur Andersen LLP.

                                      -12-

Item 24. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the
Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios)
provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the
Management Agreement with respect to the ILA Portfolios provides that the ILA
Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management
Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended April 26, 2000 and Section 7 of the Transfer
Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15,
1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the
Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is incorporated by reference as Exhibit (e).
The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3),
(h)(6), (h)(7) and (h)(8), respectively, to the Registrant's Registration
Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust
and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Business and Other Connections of Investment Adviser.
         -----------------------------------------------------

The business and other connections of the officers and Managing Directors of
Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs
Asset Management International are listed on their respective Forms ADV as currently filed

                                      -13-

with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively)
the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         -----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable
Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Management Committee. None of the members of the management committee holds a position or office with the Registrant, except John
P. McNulty who is a Trustee of the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address                       Position with Goldman Sachs & Co.
-----------------                      ---------------------------------

Henry M. Paulson, Jr. (1)              Chairman and Chief Executive Officer

Robert J. Hurst (1)                    Vice Chairman

John A. Thain (1)(3)                   President and Co-Chief Operating Officer

John L. Thornton (3)                   President and Co-Chief Operating Officer

Lloyd C. Blankfein (1)                 Managing Director

Richard A. Friedman (1)                Managing Director

Steven M. Heller (1)                   Managing Director

Robert S. Kaplan (1)                   Managing Director

Robert J. Katz (1)                     Senior Counsel and Managing Director

John P. McNulty (2)                    Managing Director

                                      -14-

Name and Principal
Business Address                       Position with Goldman Sachs & Co.
-----------------                      ---------------------------------

Philip D. Murphy (2)                   Managing Director

Daniel M. Neidich (1)                  Managing Director

Robin Neustein (2)                     Managing Director

Mark Schwartz (4)                      Managing Director

Robert K. Steel (2)                    Managing Director

Leslie C. Tortora (2)                  Managing Director

David A. Viniar (5)                    Managing Director

Patrick J. Ward (3)                    Managing Director

Peter A. Weinberg (3)                  Managing Director

Gregory K. Palm (1)                    Counsel and Managing Director

Tom Winkelried (3)                     Managing Director

John F.W. Rogers (1)                   Managing Director'

         -----------------------

         (1)   85 Broad Street, New York, NY 10004
         (2)   One New York Plaza, New York, NY 10004
         (3)   Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
         (4)   ARK Mori Building, 12-32 Akasaka I-Chome Minato-KY,
               Tokyo 107-6019, Japan

         (5)   10 Hanover Square, New York, NY  10005

(c) Not Applicable.

Item 28. Location of Accounts and Records.
         ---------------------------------

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset
Management, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment
Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston,
Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                                      -15-

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

                                      -16-

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 69 under
Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective Amendment No. 69 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New
York on the 15th day of December, 2000.

GOLDMAN SACHS TRUST
(A Delaware business trust)

By: /s/ Howard B. Surloff
    ---------------------
    Howard B. Surloff
    Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                     Title                                Date
----                                     -----                                ----
                                         C>
*Douglas C. Grip                      President and
 ----------------
 Douglas C. Grip                      Trustee                                 December 15, 2000

*John M. Perlowski                    Principal Accounting Officer
 ------------------
 John M. Perlowski                    and Principal Financial Officer         December 15, 2000

*David B. Ford                        Trustee                                 December 15, 2000
 --------------
 David B. Ford

*Mary Patterson McPherson             Trustee                                 December 15, 2000
 ------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                      Chairman and Trustee                    December 15, 2000
 ----------------
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                                 December 15, 2000
 --------------
 Alan A. Shuch

*John P. McNulty                      Trustee                                 December 15, 2000
 ----------------
 John P. McNulty

*William H. Springer                  Trustee                                 December 15, 2000
 --------------------
 William H. Springer

*Richard P. Strubel                   Trustee                                 December 15, 2000
 --------------------
 Richard P. Strubel

*Patrick T. Harker                    Trustee                                 December 15, 2000
 -------------------
  Patrick T. Harker

*By:/s/ Howard B. Surloff
    ---------------------
    Howard B. Surloff,
    Attorney-In-Fact

* Pursuant to a power of attorney previously filed.

                                      -17-

                                   CERTIFICATE
                                   -----------

          The undersigned Assistant Secretary for Goldman Sachs Trust (the
"Trust") hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on April 25, 2000.

                  RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James
A. Fitzpatrick, Douglas C. Grip, Nancy L. Mucker, John W. Perlowski, Michael J.
Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and
Officers in any and all capacities to sign the Registration Statement under the
Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and
any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue hereof.

Dated:  December 15, 2000

                                         /s/ Howard B. Surloff
                                         ---------------------------------------
                                         Howard B. Surloff,
                                         Assistant Secretary

                                      -18-

                                  EXHIBIT INDEX

(j)(1)   Consent of PricewaterhouseCoopers LLP.

(j)(2)   Consent of Arthur Andersen LLP.

                                      -19-